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                          SALE AND SERVICING AGREEMENT
                            Dated as of March 1, 2000

                             AFC TRUST SERIES 2000-1
                                    (Issuer)

                                       and

                                SUPERIOR BANK FSB
                              (Seller and Servicer)

                                       and

                        LASALLE BANK NATIONAL ASSOCIATION
                               (Indenture Trustee)

                         AFC Mortgage Loan Asset Backed
                              Notes, Series 2000-1

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                                TABLE OF CONTENTS

                                    ARTICLE I

                                   DEFINITIONS

                                   ARTICLE II

                    SALE AND CONVEYANCE OF THE MORTGAGE LOANS

Section 2.01      Sale and Conveyance of Trust Estate; Priority and
                  Subordination of Ownership Interests .....................  39
Section 2.02      Possession of Mortgage Files .............................  39
Section 2.03      Books and Records ........................................  39
Section 2.04      Delivery of Mortgage Loan Documents ......................  39
Section 2.05      Acceptance by Indenture Trustee of the Trust Estate;
                  Certain Substitutions; Certification by Indenture Trustee   43
Section 2.06      [Reserved] ...............................................  46
Section 2.07      [Reserved.] ..............................................  46
Section 2.08      Fees and Expenses of the Indenture Trustee ...............  46
Section 2.09      Application of Principal and Interest ....................  46
Section 2.10      Conveyance of the Subsequent Mortgage Loans ..............  46

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

Section 3.01      Representations of the Seller ............................  51
Section 3.02      Individual Mortgage Loans ................................  53
Section 3.03      Purchase and Substitution ................................  64

                                   ARTICLE IV

                                   [RESERVED]

                                    ARTICLE V

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

Section 5.01      Duties of the Servicer ...................................  68
Section 5.02      Liquidation of Mortgage Loans ............................  70
Section 5.03      Establishment of Principal and Interest Accounts; Deposits
                  in Principal and Interest Accounts .......................  71
Section 5.04      Permitted Withdrawals From the Principal and Interest
                  Account ..................................................  72
Section 5.05      Payment of Property Taxes, Insurance and Other Charges ...  74


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                                                                            PAGE
                                                                            ----

Section 5.06      Transfer of Accounts; Monthly Statements .................  75
Section 5.07      Maintenance of Hazard Insurance ..........................  75
Section 5.08      Maintenance of Mortgage Impairment Insurance Policy ......  76
Section 5.09      Fidelity Bond ............................................  76
Section 5.10      Title, Management and Disposition of REO Property ........  77
Section 5.11      Right to Repurchase Defaulted Mortgage Loans .............  77
Section 5.12      Collection of Certain Mortgage Loan Payments .............  78
Section 5.13      Access to Certain Documentation and Information Regarding
                  the Mortgage Loans .......................................  78
Section 5.14      Superior Liens ...........................................  79
Section 5.15.     Environmental Matters ....................................  79
Section 5.16.     Advance Facility .........................................  80

                                   ARTICLE VI

                         PAYMENTS TO THE SECURITYHOLDERS

Section 6.01      Establishment of Note Distribution Account; Deposits in
                  Note Distribution Account ................................  81
Section 6.02      Permitted Withdrawals from Note Distribution Account .....  81
Section 6.03      Establishment of Trustee Expense Account; Deposits in
                  Trustee Expense Account; Permitted Withdrawals from Trustee
                  Expense Account ..........................................  82
Section 6.04      Payment of Monthly Premium to Note Insurer ...............  84
Section 6.05      Investment of Accounts ...................................  84
Section 6.06      Priority and Subordination of Distributions ..............  85
Section 6.07      Insufficiency of Amount Available or Net Excess Amount
                  Available ................................................  95
Section 6.08      Servicer's Certificate ...................................  96
Section 6.09      Advances by the Servicer ................................. 101
Section 6.10      Compensating Interest .................................... 102
Section 6.11      [Reserved] ............................................... 102
Section 6.12      Pre-Funding Account ...................................... 102
Section 6.13      Interest Coverage Account ................................ 103
Section 6.14      Reserve Account .......................................... 105
Section 6.15      [Reserved] ............................................... 106
Section 6.16      Compliance with Withholding Requirements ................. 106
Section 6.17      Cap Agreement ............................................ 107

                                   ARTICLE VII
                           GENERAL SERVICING PROCEDURE

Section 7.01      Assumption Agreements .................................... 108
Section 7.02      Satisfaction of Mortgages and Release of Mortgage Files .. 108
Section 7.03      Servicing Compensation ................................... 110
Section 7.04      Annual Statement as to Compliance ........................ 110


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                                                                            PAGE
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Section 7.05      Annual Independent Public Accountants' Servicing Report
                  and Comfort Letter ....................................... 111
Section 7.06      Securityholder's, Indenture Trustee's and Note Insurer's
                  Right to Examine Servicer Records ........................ 111
Section 7.07      Reports to the Indenture Trustee; Principal and Interest
                  Account Statements ....................................... 112

                                  ARTICLE VIII

                       REPORTS TO BE PROVIDED BY SERVICER

Section 8.01      Financial Statements ..................................... 113

                                   ARTICLE IX

                                  THE SERVICER

Section 9.01      Indemnification; Third Party Claims ...................... 114
Section 9.02      Merger or Consolidation of the Seller and the Servicer ... 115
Section 9.03      Limitation on Liability of the Servicer and Others ....... 115
Section 9.04      Servicer Not to Resign ................................... 115
Section 9.05      Representations of the Servicer .......................... 116
Section 9.06      Accounting Upon Resignation or Termination of Servicer ... 117

                                    ARTICLE X

                                     DEFAULT

Section 10.01     Events of Servicer Default ............................... 119
Section 10.02     Indenture Trustee to Act; Appointment of Successor ....... 122
Section 10.03     Waiver of Defaults ....................................... 124

                                   ARTICLE XI

                                   TERMINATION

Section 11.01     Termination .............................................. 125
Section 11.02     Seller's Right to Depositor's Yield Absolute ............. 127
Section 12.01     Servicer to Pay Indenture Trustee's Fees and Expenses .... 128

                                  ARTICLE XIII

                                   [RESERVED]


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                                                                            PAGE
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                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

Section 14.01     Acts of Noteholders ...................................... 130
Section 14.02     Amendment ................................................ 130
Section 14.03     Recordation of Agreement ................................. 131
Section 14.04     Duration of Agreement .................................... 131
Section 14.05     Governing Law ............................................ 131
Section 14.06     Notices .................................................. 131
Section 14.07     Severability of Provisions ............................... 132
Section 14.08     No Partnership ........................................... 133
Section 14.09     Counterparts ............................................. 133
Section 14.10     Successors and Assigns ................................... 133
Section 14.11     Headings ................................................. 133
Section 14.12     The Note Insurer ......................................... 133
Section 14.13     Paying Agent ............................................. 134
Section 14.14     Actions of Securityholders ............................... 134
Section 14.15     Grant of Security Interest ............................... 135
Section 14.16     Limitation of Liability .................................. 136


                                      -v-
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EXHIBIT A         CONTENTS OF MORTGAGE FILE
EXHIBIT B         [RESERVED]
EXHIBIT C         PRINCIPAL AND INTEREST ACCOUNT LETTER AGREEMENT
EXHIBIT D         [RESERVED]
EXHIBIT E         [RESERVED]
EXHIBIT E(1)      [RESERVED]
EXHIBIT F         FORM OF INDENTURE TRUSTEE INITIAL CERTIFICATION
EXHIBIT F-1       FORM OF INDENTURE TRUSTEE INTERIM CERTIFICATION
EXHIBIT G         FORM OF INDENTURE TRUSTEE FINAL CERTIFICATION
EXHIBIT H-1       MORTGAGE LOAN SCHEDULE FOR GROUP 1
EXHIBIT H-2       MORTGAGE LOAN SCHEDULE FOR GROUP 2
EXHIBIT I         REQUEST FOR RELEASE OF DOCUMENTS
EXHIBIT J         [RESERVED]
EXHIBIT K         SPECIAL POWER OF ATTORNEY
EXHIBIT L         [RESERVED]
EXHIBIT M         FORM OF LIQUIDATION REPORT
EXHIBIT N         FORM OF DELINQUENCY REPORT
EXHIBIT O         NOTE INSURANCE POLICY
EXHIBIT P         [RESERVED]
EXHIBIT Q         FORM OF SERVICER'S MONTHLY REMITTANCE REPORT TO TRUSTEE
EXHIBIT R         PROPOSED SUBSEQUENT MORTGAGE LOAN SCHEDULE
EXHIBIT S         MORTGAGE LOANS 30 OR MORE DAYS DELINQUENT
EXHIBIT T         SUBSEQUENT TRANSFER INSTRUMENT
EXHIBIT U         FORM OF ADDITION NOTICE
EXHIBIT V         SCHEDULE OF MORTGAGE LOANS WITH LOST NOTE AFFIDAVITS
EXHIBIT W         SCHEDULE OF SUBJECT MANUFACTURED HOME LOANS


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      Sale and Servicing Agreement dated as of March 1, 2000, among AFC Trust
Series 2000-1 (the "Issuer" or the "Trust"), Superior Bank FSB, as seller (the "Seller") and servicer (the "Servicer"), and LaSalle Bank National Association, as indenture trustee (the "Indenture Trustee").

                              PRELIMINARY STATEMENT

      In order to facilitate the purchase of certain Mortgage Loans by the Issuer from the Seller and in order to facilitate the servicing of such Mortgage Loans by the Servicer, the Servicer and the Seller are entering into this Agreement with the Issuer which sets forth the terms and conditions pursuant to which the Issuer will purchase the Mortgage Loans and the Servicer will service the Mortgage Loans.

      The parties hereto, in consideration of the mutual covenants herein contained agree as follows:

      [Intentionally Left Blank]
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                                    ARTICLE I

                                   DEFINITIONS

            Whenever used in this Agreement, including the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the following meanings. This Agreement relates to the AFC Mortgage Loan Asset Backed Notes, Series 2000-1, Class 1A and Class 2A secured by the Trust Estate consisting of Group 1 and Group 2. All calculations of interest pursuant to this Agreement, unless otherwise specified, are based on the actual number of days elapsed in the Accrual Period and a 360-day year.

            ACCOUNT: Any of the Note Distribution Accounts, Trustee Expense Accounts, Interest Coverage Accounts, Reserve Account, Principal and Interest Accounts or Pre-Funding Accounts established by the Indenture Trustee and held in trust by the Indenture Trustee for the Noteholders. The Indenture Trustee's obligation to establish and maintain the Accounts is not delegable, except with respect to the Principal and Interest Accounts.

            ACCRUAL PERIOD: With respect to the Class 1A and Class 2A Notes and with respect to any Payment Date other than the April 2000 Payment Date, the period commencing on the immediately preceding Payment Date and ending on the day immediately preceding such Payment Date. With respect to the April 2000 Payment Date, the period commencing on the Closing Date and ending on the day immediately preceding the April 2000 Payment Date.

            ACTUAL LOSS SEVERITY: With respect to any Payment Date and Group, a fraction expressed as a percentage, (1) the numerator of which equals the sum of all Realized Losses incurred with respect to Liquidated Mortgage Loans in such Group (other than any Permanent Buydown Companion Loans) as of the last day of the immediately preceding calendar month and (2) the denominator of which equals the sum as of such Payment Date of the Principal Balances of all Liquidated Mortgage Loans (other than any Permanent Buydown Companion Loans) in such Group, the amount of such Principal Balances to be determined in each case as of the last day of the calendar month immediately preceding the month in which such Mortgage Loans became Liquidated Mortgage Loans.

            ADDITION NOTICE: With respect to the transfer of Subsequent Mortgage Loans to the Trust pursuant to Section 2.10 of this Agreement, a notice, substantially in the form of Exhibit U, which shall be given not later than two Business Days prior to the related Subsequent Transfer Date, of the Seller's designation of Subsequent Mortgage Loans to be sold to the Trust and the aggregate principal balance of such Subsequent Mortgage Loans.

            ADDITIONAL PRINCIPAL: With respect to the Class 1A or Class 2A Notes and any Payment Date, an amount equal to the amount necessary to reduce the related Class 1A or Class 2A Note Principal Balance so that the
Overcollateralization Amount for both Groups equals the aggregate Required Overcollateralization Amount.


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            ADJUSTMENT DATE: With respect to each Group 2 Mortgage Loan, a date on which the Mortgage Rate may adjust, as provided in the related Mortgage Note.

            ADMINISTRATION AGREEMENT: The Administration Agreement dated as of March 1, 2000, between the Issuer and Superior Bank FSB, as administrator, and acknowledged by the Indenture Trustee.

            ADMINISTRATOR: The Administrator under the Administration Agreement which initially shall be Superior Bank FSB.

            AFFILIATE: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            AGREEMENT: This Sale and Servicing Agreement and all amendments hereof and supplements hereto.

            AMOUNT AVAILABLE: With respect to each Group and for a particular Payment Date, the sum of (i) the Available Remittance Amount for such Group (reduced by the related Monthly Premium to be paid to the Note Insurer pursuant to Section 6.04), (ii) the Excess Spread with respect to such Group for such Payment Date, (iii) if an Available Funds Shortfall exists in such Group, (a) first, the Net Excess Spread from the other Group, to the extent of such Available Funds Shortfall and (b) second, the Excess Principal from the other Group, to the extent of any remaining Available Funds Shortfall, (iv) any amounts required to be deposited in the related Note Distribution Account pursuant to Section 6.14(c), (v) any Insured Payments with respect to such Group and (vi) any amounts paid from the Cap Agreement, if any, with respect to such Group.

            AMOUNTS HELD FOR FUTURE DISTRIBUTION: With respect to any Group and as to any Payment Date, the aggregate amount held in the Principal and Interest Account with respect to such Group on account of all Monthly Payments, or portions thereof, received in respect of scheduled principal and interest due after the Due Period related to such Payment Date for application on the scheduled Due Date at the request of the Mortgagor.

            ANNUAL TRUSTEE EXPENSE AMOUNT: As of each Payment Date, with respect to each Mortgage Loan, an amount equal to one-twelfth of the product of 0.012% multiplied by the related Principal Balance.

            APPRAISED VALUE: The appraised value of the Mortgaged Property based upon the appraisal made by or for the originator at the time of the origination of the related Mortgage Loan, or the sales price of the Mortgaged Property at the time of such origination, whichever is less.


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            ASSIGNMENT OF LEASES: With respect to any Mortgaged Property related to the Multifamily Loans, Mixed Use Loans and Commercial Loans, any assignment of leases, rents and profits or similar document or instrument executed by the related Mortgagor in connection with the origination of the related Multifamily Loan, Mixed Use Loan or Commercial Loan assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property.

            ASSIGNMENT OF MORTGAGE: With respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage to the Issuer and the pledge thereof to the Indenture Trustee for the benefit of the Noteholders.

            AUTHORIZED DENOMINATIONS: Each of the Class 1A and Class 2A Notes are issuable only in the minimum Percentage Interest corresponding to a minimum denomination of $100,000 or integral multiples of $1,000 in excess thereof (except that a single Certificate for each of the Class 1A and Class 2A Notes may be issued in a different amount which is less than the related minimum dollar denomination).

            AUTHORIZED OFFICER: With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter), or any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer.

            AVAILABLE FUNDS CAP CARRY-FORWARD AMOUNT: With respect to a Class of Notes and any Payment Date up to and including (but not after) the Payment Date on which the related Note Principal Balance is reduced to zero, an amount equal to the sum of (i) the excess, if any, of (x) the related Class Interest Remittance Amount for the immediately preceding Payment Date calculated pursuant to clause (i)(a) of the related definition of Note Interest Rate over (y) the Class A Interest Remittance Amount with respect to such Class of Notes for the immediately preceding Payment Date calculated pursuant to clause (ii) of the related definition of Note Interest Rate, (ii) the amount of any Available Funds Cap Carry-Forward Amount for such preceding Payment Date to the extent not distributed to the related Noteholders on such preceding Payment Date and (iii) interest accrued on the amounts described in clauses (i) and (ii) above during the Accrual Period for the current Payment Date at the Note Interest Rate for such Payment Date.

            AVAILABLE FUNDS CAP RATE: With respect to a Class of Notes and any Payment Date, the annualized percentage derived from the fraction (which shall not be greater than one) the numerator of which is the positive difference between (1) the sum of (a) all interest collected and advanced on the Mortgage Loans in the related Group during the related Due Period, (b) amounts withdrawn from the related Interest Coverage Account for that Payment Date and (c)


                                      -4-
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with respect to the Class 1A Notes only, the amounts collected on the Permanent
Buydown Companion Loans during the related Due Period, and (2) the sum of (a) the aggregate Servicing Fee with respect to the related Group for such Payment Date, (b) the Monthly Premium payable to the Note Insurer with respect to the related Group and (c) the Annual Trustee Expense Amount with respect to the related Group, and the denominator of which is the Note Principal Balance of such Class immediately prior to such Payment Date.

            AVAILABLE FUNDS SHORTFALL: With respect to any Group and for a particular Payment Date, the amount by which the Available Remittance Amount plus Excess Spread for such Group is less than the Required Payments (other than in respect of the Class A Principal Remittance Amount after the related Cross-over Date) for such Group.

            AVAILABLE REMITTANCE AMOUNT: With respect to each Group and Payment Date, the sum of the following: (i) the sum of all amounts described in clauses
(i) through (vii), inclusive, of Section 5.03 received by the Servicer or any Subservicer (including any amounts paid by the Servicer or the Seller and excluding any Excess Spread with respect to the related Group, any related Amounts Held for Future Distribution, any amounts not required to be deposited in the related Principal and Interest Accounts pursuant to Section 5.03 and any amounts withdrawn by the Servicer pursuant to Section 5.04(ii), (iii), (v), (vi) and (vii) as of the related Determination Date) during the related Due Period and deposited into the related Note Distribution Account as of the related Determination Date, (ii) the amount of any Monthly Advances and Compensating Interest payments with respect to the related Group remitted by the Servicer for such Payment Date, (iii) with respect to the final Payment Date in connection with the purchase of all the Mortgage Loans and REO Properties by the Servicer or Note Insurer, the Termination Price remitted by the Servicer and (iv) the amount of any Interest Coverage Additions with respect to the related Group for such Payment Date. No amount included in the computation of the Available Remittance Amount with respect to any Payment Date by virtue of being described by any component of the definition thereof shall be included more than once by virtue of also being described by any other component or otherwise.

            BALLOON MORTGAGE LOAN: Any Mortgage Loan that provided on the date of origination for an amortization schedule extending beyond its stated maturity date.

            BALLOON PAYMENT: With respect to any Balloon Mortgage Loan, as of any date of determination, the Monthly Payment payable on the stated maturity date of such Mortgage Loan.

            BASIC DOCUMENTS: The Trust Agreement, the Certificate of Trust, the Indenture, the Sale and Servicing Agreement, the Insurance Agreement, the Administration Agreement and the other documents and certificates delivered in connection with any of the above.

            BENEFICIAL OWNER: With respect to any Note, the Person who is the beneficial owner of such Note as reflected on the books of the Depository or on the books of a Person


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maintaining an account with such Depository (directly as a Depository
Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

            BOOK-ENTRY NOTE: Any Class 1A or Class 2A Note registered in the name of the Depository or its nominee.

            BUSINESS DAY: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the States of New York, Illinois or New Jersey are authorized or obligated by law or executive order to be closed; provided, however, that the Servicer shall provide the Indenture Trustee with a list of dates on which banking institutions in the State of New Jersey are authorized or obligated by law or executive order to be closed and such list shall be revised annually thereafter and delivered to the Indenture Trustee prior to the expiration of the most recent list provided. Failure to provide such list shall not constitute an Event of Servicer Default; provided that the Indenture Trustee may rely on the most recently delivered list without further investigation.

            BUSINESS TRUST STATUTE: Chapter 38 of Title 12 of the Delaware Code, 12 Del. Codess.ss.3801 et seq., as the same may be amended from time to time.

            CAP AGREEMENT: Any interest rate cap agreement purchased by the Seller in accordance with Section 6.17 hereto.

            CERCLA: The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

            CERTIFICATE or TRUST CERTIFICATE: Any AFC Trust Certificate, Series 2000-1 evidencing the beneficial ownership interest in the Issuer and executed by the Owner Trustee in substantially the form set forth in Exhibit A to the Trust Agreement.

            CERTIFICATE DISTRIBUTION ACCOUNT: The account or accounts created and maintained pursuant to Section 3.10(c) of the Trust Agreement. The Certificate Distribution Account shall be an Eligible Account.

            CERTIFICATE PAYING AGENT: The meaning specified in Section 3.10 of the Trust Agreement.

            CERTIFICATE PERCENTAGE INTEREST: With respect to each Certificate, the Certificate Percentage Interest on the face thereof.

            CERTIFICATE REGISTER: The register maintained by the Certificate Registrar in which the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.


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            CERTIFICATE REGISTRAR: Initially, the Indenture Trustee, in its
capacity as Certificate Registrar, or any successor to the Indenture Trustee in such capacity.

            CERTIFICATE OF TRUST: The Certificate of Trust filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

            CERTIFICATEHOLDER: The Person in whose name a Certificate is registered in the Certificate Register. Owners of Certificates that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates or any Affiliate of any of the foregoing Persons

            CLASS: Collectively, Notes or Certificates bearing the same numerical or alphabetical designation.

            CLASS PERCENTAGE: With respect to any Class 1A or Class 2A Note and any Payment Date, the percentage obtained by dividing (i) the amount determined pursuant to clause (c) of the definition of Class A Principal Remittance Amount for such Class 1A or Class 2A Note on such Payment Date, by (ii) the sum of the amounts determined pursuant to clause (c) of the definition of Class A Principal Remittance Amounts for all Class 1A or 2A Notes, as the case may be, on such Payment Date.

            CLASS 1A NOTEHOLDER: A Holder of a Class 1A Note.

            CLASS 1A INTEREST REMITTANCE AMOUNT: As to any Payment Date, the interest accrued at the Class 1A Note Interest Rate for the related Accrual Period on the Class 1A Note Principal Balance immediately prior to such Payment Date.

            CLASS 1A MAJORITY NOTEHOLDERS: The Holder or Holders of Class 1A Notes possessing Voting Rights in excess of 50% in the aggregate.

            CLASS 1A NOTE INTEREST RATE: As to any Payment Date, the lesser of
(i) the lesser of (a) One-Month LIBOR plus 0.33% per annum and (b) 11.0% per annum and (ii) the Available Funds Cap Rate for the Class 1A Notes; provided, however, that on any Payment Date on which the Servicer does not exercise its option to purchase the Mortgage Loans and REO Properties pursuant to Section 11.01, the rate provided in clause (i)(a) will be One-Month LIBOR plus 0.73% per annum.

            CLASS 1A NOTE PRINCIPAL BALANCE: With respect to the Class 1A Notes and as of any date of determination, the Original Class 1A Note Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A Noteholders in respect of principal on all previous Payment

Dates on account of amounts described in clauses (a) or (b)(i) or each of clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment) and (c)(vi) of the definition of Class A Principal Remittance Amount or amounts described in the last sentence of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A Noteholders in respect of principal pursuant to
Section 6.06(c)(A)(X)(iv) and (C) all amounts previously distributed to the Class 1A Noteholders pursuant to the last paragraph of Section 6.06(c).

            CLASS 1A REMITTANCE AMOUNT: As of any Payment Date, the Class A Remittance Amount with respect to the Class 1A Notes.

            CLASS 2A NOTEHOLDER: A Holder of a Class 2A Note.

            CLASS 2A NOTE: A Note denominated as a Class 2A Note.

            CLASS 2A INTEREST REMITTANCE AMOUNT: As to any Payment Date, the interest accrued at the Class 2A Note Interest Rate for the related Accrual Period on the Class 2A Note Principal Balance immediately prior to such Payment Date.

            CLASS 2A MAJORITY NOTEHOLDERS: The Holder or Holders of Class 2A Notes possessing Voting Rights in excess of 50% in the aggregate.

            CLASS 2A NOTE INTEREST RATE: As to any Payment Date, the lesser of
(i) the lesser of (a) One-Month LIBOR plus 0.24% per annum, and (b) 15.5% per annum, and (ii) the Available Funds Cap Rate for the Class 2A Notes; provided, however, that on any Payment Date on which the Servicer does not exercise its right to purchase Mortgage Loans and REO Properties pursuant to Section 11.01, the rate provided in clause (i)(a) will be One-Month LIBOR plus 0.64%.

            CLASS 2A NOTE PRINCIPAL BALANCE: With respect to the Class 2A Notes and as of any date of determination, the Original Class 2A Note Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 2A Noteholders in respect of principal on all previous Payment Dates on account of amounts described in clauses (a) or (b)(i) or each of clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment) and (c)(vi) of the definition of Class A Principal Remittance Amount or amounts described in the last sentence of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 2A Noteholders in respect of principal pursuant to Section 6.06(c)(B)(X)(iv) and
(C) all amounts previously distributed to the Class 2A Noteholders pursuant to the last paragraph of Section 6.06(c).

            CLASS 2A REMITTANCE AMOUNT: As of any Payment Date, the Class A Remittance Amount with respect to the Class 2A Notes.

            CLASS A CARRY-FORWARD AMOUNT: With respect to either the Class 1A or Class 2A Notes and as to any Payment Date, the sum of (i) the amount, if any, by which (x) the related Class 1A or Class 2A Remittance Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution, exclusive of any related Insured Payments made to the related Classes of Class A Noteholders, made pursuant to Sections 6.06(c)(A)(X)(i) and
(ii) or pursuant to 6.06(c)(A)(Y)(i) and (ii), with respect to Group 1, or pursuant to Sections 6.06(c)(B)(X)(i) and (ii) or pursuant to Sections 6.06(c)(B)(Y)(i) and (ii), with respect to Group 2, on such immediately preceding Payment Date and (ii) interest on the amount, if any, described in clause (i) above, to the extent that the amount in clause (i) represents Insured Payments made by the Note Insurer, at the Class 1A Note Interest Rate with respect to Group 1, and the Class 2A Note Interest Rate with respect to Group 2 from such immediately preceding Payment Date.

            CLASS A NOTE: A note denominated as a Class 1A or Class 2A Note.

            CLASS A NOTEHOLDER: A Holder of a Class 1A Note or a Class 2A Note.

            CLASS A INTEREST REMITTANCE AMOUNT: Any of the Class 1A Interest Remittance Amount or the Class 2A Interest Remittance Amount.

            CLASS A PRINCIPAL REMITTANCE AMOUNT: With respect to any Payment Date (other than the Payment Date described in the next succeeding sentence), the amount required to be distributed on such Payment Date from available funds in respect of any Class of Class A Notes, such amount being equal to the least of (a) if such Payment Date is prior to the Cross-Over Date, that amount required for the Overcollateralization Amount to reach the Required Overcollateralization Amount with respect to the related Group, or thereafter, to maintain such Required Overcollateralization Amount on such Payment Date, (b) the sum of (i) the related Class A Note Principal Balance immediately prior to such Payment Date and (ii) the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments made by the
Note Insurer with respect to the related Group or interest accrued thereon in accordance with the definition of Class A Carry-Forward Amount) and (c)(vii) below and (c) the sum of the following amounts with respect to the related Group
(i) each payment of principal received by the Servicer or any Sub-Servicer (exclusive of Curtailments, Principal Prepayments, the principal portion of Amounts Held for Future Distribution, the principal portion of Deferred Payments, the payments received on the Permanent Buydown Companion Loans in the related Group, if any, and amounts described in clause (c)(iii) hereof) during the related Due Period, including any Excess Payments; (ii) all Curtailments and all Principal Prepayments received by the Servicer during such related Due Period; (iii) the principal portion of all Insurance Proceeds, Released Mortgaged Property Proceeds and Net Liquidation Proceeds received during the related Due Period; (iv) an amount equal to the Unrecovered Class A Portion with respect to such Group; (v) the Class A Carry-Forward Amount with respect to such Group; (vi) (a) that portion of the purchase price (as indicated in Section 2.05(b)) actually received by the Indenture Trustee of any repurchased Mortgage Loan with respect to such Group which represents principal and (b) the principal portion of any Substitution Adjustments deposited in the Principal and Interest Account with respect to such Group as of the related Determination Date and (vii) any amounts recovered from the Class 1A or Class 2A Noteholders during the related Due Period that constituted a Monthly Payment on a related Mortgage Loan or an Advance with respect to such Group that was recovered as a Preference Amount by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a Final Order. As to the final Payment Date in connection with the purchase by the Servicer of all the Mortgage Loans and REO Properties pursuant to Section 11.01, the amount of principal required to be distributed on such Payment Date from available funds in respect of the related Class A Notes, shall be equal to the amount described in clause
(b) of the immediately preceding sentence with respect to such Payment Date.

            CLASS A REMITTANCE AMOUNT: For any Class of Class A Notes and as to any Payment Date, an amount equal to the sum of (i) the related Class A Principal Remittance Amount and (ii) the related Class A Interest Remittance Amount.

            CLOSING DATE: March 28, 2000.

            CODE: The Internal Revenue Code of 1986, as amended.

            COLLATERAL: As defined in the Granting Clause of the Indenture.

            COMBINED LOAN-TO-VALUE RATIO OR CLTV: With respect to any Group 1 Mortgage Loan, the sum of the original principal balance of such Group 1 Mortgage Loan and the outstanding principal balance of any related First Lien as of the date of origination of the Group 1 Mortgage Loan, divided by the lesser of (i) the value of the related Mortgaged Property based upon the appraisal made at the origination of the Group 1 Mortgage Loan or (ii) the purchase price of the Mortgaged Property if the Group 1 Mortgage Loan proceeds are used to purchase the Mortgaged Property.

            COMMERCIAL LOAN: Any Group 1 Mortgage Loan which is secured by a Commercial Property.

            COMMERCIAL PROPERTY: With respect to the Group 1 Mortgage Loans, a property which consists of a commercial structure.

            COMPENSATING INTEREST: As defined in Section 6.10.

            CORPORATE TRUST OFFICE: With respect to the Indenture Trustee, Certificate Registrar, Certificate Paying Agent and Paying Agent, the principal corporate trust office of the Indenture Trustee and Note Registrar at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois, Attention: Corporate Trust Administration, AFC Trust Series 2000-1,. With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Trust Agreement is located at Rodney Square North, 1100 North Market Square, Wilmington, Delaware 19890, Attention:
Corporate Trust Administration, AFC Trust 2000-1.

            CROSS-OVER DATE: With respect to each Group, the date on and after which the related Subordinated Amount is reduced to zero.

            CUMULATIVE LOSSES: As of any date of determination and Group, the aggregate Realized Losses for such Group from and after the Closing Date for all Due Periods since the Cut-off Date.

            CURTAILMENT: With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of four times the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage Loan in full, nor is intended to cure a delinquency.

            CUSTODIAL AGREEMENT: The agreement for the retention of the Trustee's Mortgage Files initially in the form attached to the Indenture as Exhibit B.

            CUSTODIAN: The custodian appointed pursuant to a Custodial Agreement and Section 6.12 of the Indenture, which is not affiliated with the Servicer or the Seller which initially shall be LaSalle Bank National Association.

            CUT-OFF DATE: March 1, 2000.

            CUT-OFF DATE PRINCIPAL BALANCE: With respect to any Initial Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the close of business on the Cut-off Date after deducting all payments of principal due or deferred on or prior to such date.

            DEFERRED INTEREST AMOUNT: With respect to a Group and any Payment Date after the June 26, 2000 Payment Date, that amount of interest that will accrue during the period of deferment on the principal balance of each related Deferred Payment Loan that would otherwise be due after June 26, 2000.

            DEFERRED PAYMENT LOAN: Any Mortgage Loan as to which the Mortgagor, at origination, elected, in accordance with the terms of the related Mortgage Note, to defer the first two or three payments due thereunder.

            DEFERRED PAYMENT: With respect to any Deferred Payment Loan, the aggregate amount of principal and interest deferred pursuant to the terms of such loan.

            DEFINITIVE NOTES: As defined in Section 4.06 of the Indenture.

            DELETED MORTGAGE LOAN: A Mortgage Loan replaced by a Qualified Substitute Mortgage Loan.

            DELINQUENT: A Mortgage Loan is delinquent if any payment due thereon is not made by the close of business on the Due Date. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the close of business on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

            DEPOSIT PREMIUM: As defined in the Insurance Agreement.

            DEPOSITOR'S YIELD: For each Mortgage Loan, the prepayment penalties and premiums and any Deferred Payments collected on such Mortgage Loan. The Depositor's Yield is retained by the Seller and is not part of the Trust Fund.

            DEPOSITORY: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Class 1A and Class 2A Notes. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(5) of the Uniform Commercial Code of the State of New York.

            DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            DETERMINATION DATE: The 22nd day of each month (or if such day is not a Business Day, the immediately following Business Day but in no event fewer than two Business Days prior to the Payment Date immediately following such 22nd day).

            DUE DATE: The day of the month on which the Monthly Payment is due from the Mortgagor on a Mortgage Loan.

            DUE PERIOD: With respect to each Payment Date, the period commencing on the second day of the month immediately preceding the month in which such Payment Date occurs and ending on the first day of the month in which such Payment Date occurs.

            ELIGIBLE ACCOUNT: Either (A) a segregated account or accounts maintained with an institution whose deposits are insured by and held up to the limits insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the unsecured and uncollateralized debt obligations of which shall be rated "A" or better by S&P and A2 or better by Moody's and in the highest short-term rating category by S&P and the highest short term rating category by Moody's, and which is either (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Note Insurer and the Rating Agencies or (B) a trust account or accounts (which shall be a "special deposit account") maintained with the trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity. Any Eligible Accounts maintained with the Trustee shall conform to the preceding clause (B).

            ERISA: Employee Retirement Income Security Act of 1974, as amended.

            EVENT OF DEFAULT: As described in Section 5.01 of the Indenture.

            EVENT OF SERVICER DEFAULT: As described in Section 10.01.

            EVENT OF NONPAYMENT: An event of nonpayment shall occur with respect to each Group and with respect to any Payment Date if (i) on or prior to the related Cross-Over Date, the amounts remitted by the Servicer and available to the Indenture Trustee pursuant to Sections 5.04(i), 6.05(e), 6.09 and 6.10 (to the extent not included in 5.04(i)) for deposit in the related Note Distribution Account that are not subject to an automatic stay under Section 362 of the United States Bankruptcy Code pursuant to an order of a United States bankruptcy court of competent jurisdiction, plus the amount of any Net Excess Spread from the other Group, plus the amount of any Excess Principal from the other Group, plus the amount to be paid pursuant to the last paragraph of Section 6.06(c) (if any), will not, taken together, be sufficient to pay the sum of (x) all of the related Class A Remittance Amount (exclusive of any related Class A Carry-Forward Amount representing amounts previously paid to the related Class A Noteholders as Insured Payments, or representing interest accrued in respect of such Insured Payments) and (y) the related Monthly Premium to be withdrawn from the related Note Distribution Account to be paid to the Note Insurer pursuant to
Section 6.02(i) in respect of such Payment Date, or (ii) after the related Cross-Over Date, the related Available Remittance Amount remitted by the Servicer to the Indenture Trustee pursuant to Section 5.04(i) plus that additional portion of the Amount Available constituting Excess Spread available to pay the related Class A Interest Remittance Amount pursuant to Section 6.06(c)(A)(Y)(i) with respect to Group 1, and Section 6.06(c)(B)(Y)(i) with respect to Group 2, the amounts remitted by the Servicer to the Indenture Trustee pursuant to Sections 6.05(e), 6.09 and 6.10 (to the extent not included in Section 5.04(i)) for deposit in the related Note Distribution Account that are not subject to an automatic stay under Section 362 of the United States Bankruptcy Code pursuant to an order of a United States bankruptcy court of competent jurisdiction, will not, taken together, be sufficient to pay the sum of (x) all of the related Class A Remittance Amount (exclusive of any related Class A Carry-Forward Amount representing amounts previously paid to the related Class A Noteholders, as Insured Payments, or representing interest accrued in respect of such Insured Payments) and (y) the related Monthly Premium to be withdrawn from the related Note Distribution Account to be paid to the Note Insurer pursuant to Section 6.02(i) in respect of such Payment Date, or (iii) the sum of all Realized Losses with respect to such Group since the Closing Date exceeds 75% of the related Subordinated Amount as of June 26, 2000.

            EXCESS OVERCOLLATERALIZATION AMOUNT: With respect to any Payment Date, for any Group the related Mortgage Loans of which (other than any Permanent Buydown Companion Loans) have been paid in full or liquidated during the immediately preceding Due Period, the amount by which the Overcollateralization Amount for that group immediately preceding such Due Period exceeded the Required Overcollateralization Amount for that Group, determined without taking into account the overcollateralization amount required by the Note Insurer for the Groups in the aggregate.

            EXCESS PAYMENTS: With respect to a Due Period, any principal amounts received on a Mortgage Loan in excess of the principal amount included in the Monthly Payment due on the Due Date in such Due Period which does not constitute either a Curtailment or a Principal Prepayment.

            EXCESS PRINCIPAL: With respect to any Group and for a particular Payment Date, the excess, if any, of (a) the amount described in the related definition of Class A Principal Remittance Amount without giving effect to clauses (a) and (b) thereof over (b) the amount described in the related definition of Class A Principal Remittance Amount after giving effect to clauses
(a) and (b) thereof.

            EXCESS PROCEEDS: With respect to any Mortgage Loan (including a Mortgage Loan as to which the related Mortgaged Property has become an REO Property) that became a Liquidated Mortgage Loan during any Due Period, the excess, if any, of (a) the total Net Liquidation Proceeds received in respect thereof during such Due Period, over (b) the Principal Balance of such Mortgage Loan as of the date such Mortgage Loan became a Liquidated Mortgage Loan plus interest thereon at the Mortgage Rate from the date through which interest was last paid by the Mortgagor or advanced by the Servicer to but not including the Due Date in such Due Period.

            EXCESS SPREAD: With respect to Group 1 and for a particular Payment Date, an amount equal to the excess of (a) the sum of (i) all payments received or advanced on account of interest on the Group 1 Mortgage Loans during the related Due Period, (ii) amounts withdrawn from the Group 1 Interest Coverage Account and deposited into the Group 1 Note Distribution Account for such Payment Date and (iii) all payments received during the related Due Period with respect to the Permanent Buydown Companion Loans in Group 1 over (b) the sum of
(i) the Class 1A Interest Remittance Amount for such Payment Date, (ii) the Annual Trustee Expense Amount with respect to Group 1 for such Payment Date,
(iii) the Monthly Premium with respect to Group 1 for such Payment Date and (iv) the Servicing Fee with respect to Group 1 for such Payment Date.

            With respect to Group 2 and for a particular Payment Date, an amount equal to the excess of (a) sum of (i) all payments received or advanced on account of interest on the Group 2 Mortgage Loans during the related Due Period and (ii) amounts withdrawn from the Group 2 Interest

Coverage Account for such Payment Date over (b) the sum of (i) the Class 2A Interest Remittance Amount for such Payment Date, (ii) the Annual Trustee Expense Amount with respect to Group 2 for such Payment Date, (iii) the Monthly Premium with respect to Group 2 for such Payment Date and (iv) the Servicing Fee with respect to Group 2 for such Payment Date.

            FANNIE MAE: Fannie Mae, formerly known as the Federal National Mortgage Association, and any successor thereto.

            FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

            FIDELITY BOND: As described in Section 5.09.

            FINAL ORDER: As defined in Section 6.06(b).

            FINAL SCHEDULED PAYMENT DATE: March 25, 2030.

            FIRST LIEN: With respect to any Group 1 Mortgage Loan which is secured by a second priority lien, the Mortgage Loan relating to the corresponding Mortgaged Property having a first priority lien.

            FITCH: Fitch IBCA, Inc. or any successor thereto.

            FREDDIE MAC: Freddie Mac, formerly known as the Federal Home Loan Corporation, and any successor thereto.

            FUNDING PERIOD: With respect to each Group, the period beginning on the Closing Date and ending on the earlier of the date on which (a) the amount on deposit in the related Pre-Funding Account is zero or (b) the close of business on June 22, 2000.

            GRANT: Pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Trust Estate or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

            GROSS MARGIN: With respect to each Group 2 Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note to be added to the related Index to determine the Mortgage Rate on each Adjustment Date, and which is set forth in the related Mortgage Loan Schedule.

            GROUP: Either Group 1 or Group 2.

            GROUP PRINCIPAL BALANCE: Either the Group 1 Principal Balance or the Group 2 Principal Balance.

            GROUP 1: (i) the Group 1 Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all proceeds thereof, (ii) such assets as from time to time are identified as REO Property with respect to Group 1 or are deposited, with respect to Group 1 in the Group 1 Note Distribution Account, Group 1 Trustee Expense Account, Group 1 Interest Coverage Account, the Group 1 Pre-Funding Account or the Group 1 Principal and Interest Account, including any amounts on deposit in the foregoing accounts and invested in Permitted Instruments, (iii) the Indenture Trustee's rights under all insurance policies with respect to the Group 1 Mortgage Loans required to be maintained pursuant to this Agreement and any Insurance Proceeds with respect thereto, (iv) the Note Insurance Policy, (v) Liquidation Proceeds with respect to Group 1 Mortgage Loans and (vi) Released Mortgaged Property Proceeds with respect to Group 1 Mortgage Loans. The Depositor's Yield and amounts received after the Cut-off Date in the case of Group 1 Initial Mortgage Loans, or after a Subsequent Cut-off Date in the case of Group 1 Subsequent Mortgage Loans, in respect of interest accrued on the Group 1 Mortgage Loans on or prior to the Cut-off Date, or a Subsequent Cut-off Date, as the case may be, do not constitute a part of Group 1.

            GROUP 1 FUNDING PERIOD: The Funding Period with respect to Group 1.

            GROUP 1 INITIAL MORTGAGE LOAN: The Initial Mortgage Loans with respect to Group 1.

            GROUP 1 INTEREST COVERAGE ACCOUNT: The Interest Coverage Account with respect to Group 1.

            GROUP 1 MORTGAGE LOANS: The Mortgage Loans subject to this Agreement included in Group 1.

            GROUP 1 NOTE DISTRIBUTION ACCOUNT: The Note Distribution Account with respect to Group 1.

            GROUP 1 PRE-FUNDING ACCOUNT: The Pre-Funding Account with respect to Group 1.

            GROUP 1 PRINCIPAL AND INTEREST ACCOUNT: The Principal and Interest Account with respect to Group 1.

            GROUP 1 PRINCIPAL BALANCE: As of any date of determination, the aggregate Principal Balances of the Group 1 Mortgage Loans other than the Permanent Buydown Companion Loans in Group 1.

            GROUP 1 SUBSEQUENT MORTGAGE LOAN: A Group 1 Mortgage Loan assigned and transferred by the Seller to the Trust pursuant to Section 2.10, such Group 1 Mortgage Loan being identified on the related Mortgage Loan Schedule attached to a Group 1 Subsequent Transfer Instrument.

            GROUP 1 SUBSEQUENT TRANSFER INSTRUMENT: Each Subsequent Transfer Instrument dated as of a Subsequent Transfer Date executed by the Indenture Trustee, the Issuer and the Seller substantially in the form of Exhibit T, by which Group 1 Subsequent Mortgage Loans are transferred and assigned to the Trust.

            GROUP 1 TRUSTEE EXPENSE ACCOUNT: The Trustee Expense Account with respect to Group 1.

            GROUP 2: (i) the Group 2 Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all proceeds thereof, (ii) such assets as from time to time are identified as REO Property with respect to Group 2 or are deposited, with respect to Group 2, in the Group 2 Note Distribution Account, Group 2 Trustee Expense Account, Group 2 Interest Coverage Account, the Group 2 Pre-Funding Account or the Group 2 Principal and Interest Account, including any amounts on deposit in the foregoing accounts and invested in Permitted Instruments, (iii) the Indenture Trustee's rights under all insurance policies with respect to the Group 2 Mortgage Loans required to be maintained pursuant to this Agreement and any Insurance Proceeds with respect thereto, (iv) the Note Insurance Policy, (v) Liquidation Proceeds with respect to Group 2 Mortgage Loans and (vi) Released Mortgaged Property Proceeds with respect to Group 2 Mortgage Loans. The Depositor's Yield and amounts received after the Cut-off Date in the case of the Group 2 Initial Mortgage Loans, or after a Subsequent Cut-off Date in the case of Group 2 Subsequent Mortgage Loans, in respect of interest accrued on the Group 2 Mortgage Loans on or prior to the Cut-off Date or a Subsequent Cut-off Date, as the case may be, do not constitute a part of Group 2.

            GROUP 2 FUNDING PERIOD: The Funding Period with respect to Group 2.

            GROUP 2 INITIAL MORTGAGE LOANS: The Initial Mortgage Loans with respect to Group 2.

            GROUP 2 INTEREST COVERAGE ACCOUNT: The Interest Coverage Account with respect to Group 2.

            GROUP 2 MORTGAGE LOANS: The Mortgage Loans subject to this Agreement included in Group 2.

            GROUP 2 NOTE DISTRIBUTION ACCOUNT: The Note Distribution Account with respect to Group 2.

            GROUP 2 PRE-FUNDING ACCOUNT: The Pre-Funding Account with respect to Group 2.

            GROUP 2 PRINCIPAL AND INTEREST ACCOUNT: The Principal and Interest Account with respect to Group 2.

            GROUP 2 PRINCIPAL BALANCE: As of any date of determination, the aggregate Principal Balances of the Group 2 Mortgage Loans.

            GROUP 2 SUBSEQUENT MORTGAGE LOAN: A Group 2 Mortgage Loan assigned and transferred by the Seller to the Trust pursuant to Section 2.10, such Group 2 Mortgage Loan being identified on the related Mortgage Loan Schedule attached to a Group 2 Subsequent Transfer Instrument.

            GROUP 2 SUBSEQUENT TRANSFER INSTRUMENT: Each Subsequent Transfer Instrument dated as of a Subsequent Transfer Date executed by the Indenture Trustee, the Issuer and the Seller substantially in the form of Exhibit T, by which Group 2 Subsequent Mortgage Loans are transferred and assigned to the Trust.

            GROUP 2 TRUSTEE EXPENSE ACCOUNT: The Trustee Expense Account with respect to Group 2.

            GROUP FACTOR: With respect to each Group and as of any date of calculation, the Group 1 Principal Balance or the Group 2 Principal Balance, as applicable, after giving effect to the distributions to be made on the related Payment Date as of such date divided by the sum of the Original Group Principal Balance with respect to such Group and the Principal Balances of all Subsequent Mortgage Loans with respect to such Group as of the Subsequent Cut-off Date.

            INDEMNIFIED PARTY: The meaning specified in Section 7.02 of the Trust Agreement.

            INDEPENDENT PERSON: When used with respect to any specified Person, any such Person who (a) is in fact independent of the Seller, the Servicer and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in any of the Issuer, the Seller or the Servicer or any Affiliate thereof, and (c) is not connected with the Issuer, the Seller or the Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Issuer, the Seller or the Servicer or any Affiliate thereof solely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Issuer, the Seller or the Servicer or any Affiliate thereof, as the case may be.

            INDENTURE: The Indenture, dated as of March 1, 2000, between the Issuer and the Indenture Trustee.

            INDENTURE TRUSTEE: LaSalle Bank National Association, or its successor in interest, or any successor trustee appointed as provided in the Indenture.

            INDEX: With respect to the Group 2 Mortgage Loans, the index for the adjustment of the Mortgage Rate set forth as such in the related Mortgage Note, such index being the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the London market as published in The Wall Street Journal "Money Rates" table, and as most recently available as of the date 45 days before such Mortgage Loan Adjustment Date if such date falls on a Friday or, if such date does not fall on a Friday, then as most recently available as of the Friday immediately preceding the date 45 days before each such Mortgage Loan's Adjustment Date. If the applicable Index becomes unavailable, the Servicer, on behalf of the Indenture Trustee, will select an alternative index for mortgage loans on single family residential properties, based upon comparable information, over which it has no control and which is readily verifiable by mortgagors.

            INITIAL ADJUSTMENT DATE: With respect to each Group 2 Mortgage Loan, the first adjustment date following the origination of such Mortgage Loan.

            INITIAL MORTGAGE RATE: With respect to each Group 2 Mortgage Loan, the Mortgage Rate in effect prior to the Initial Adjustment Date.

            INITIAL MORTGAGE LOAN: A Mortgage Loan assigned and transferred to the Trust on the Closing Date.

            INITIAL MORTGAGE LOANS: Collectively, the Initial Mortgage Loans.

            INSURANCE AGREEMENT: The agreement dated as of the Closing Date by and among the Note Insurer, the Seller, the Servicer, the Issuer and the Indenture Trustee, as amended from time to time by the parties thereto, relating to, among other things, the Premium Percentage.

            INSURANCE PROCEEDS: Proceeds paid to the Indenture Trustee or the Servicer by any insurer (except the Note Insurer) or by the Servicer pursuant to a deductible clause under a blanket policy insuring against fire and hazards of extended coverage on all of the Mortgage Loans pursuant to Section 5.08, in either event pursuant to any insurance policy covering a Mortgage Loan, Mortgaged Property, or REO Property or any other insurance policy net of any expenses which are incurred by the Servicer or the Indenture Trustee in connection with the collection of such proceeds and not otherwise reimbursed to the Servicer, other than proceeds to be applied to the restoration or repair of the Mortgaged Property, or released to the Mortgagor in accordance with customary first and second mortgage servicing procedures in the case of Group 1 Mortgage Loans and customary first mortgage servicing procedures in the case of Group 2 Mortgage Loans.

            INSURED PAYMENT: With respect to each Class of Class A Notes and as of each Payment Date, the amount, if any, by which (1) the related Class A Remittance Amount (excepting clause (c)(vi) of each of the related definitions of Class A Principal Remittance Amount to the extent such amount is due but not paid by the Seller) exceeds (2) the sum of (a) the related Available Remittance Amount (minus the related Monthly Premium withdrawable from the related Note Distribution Account to be paid to the Note Insurer pursuant to Section 6.02(i)), plus (b) (I), if such Payment Date is prior to the related Cross-Over Date, the lower of (X) the Excess Spread deposited into the related Note Distribution Account pursuant to Section 5.04(i) as of such Payment Date, plus the Net Excess Spread from the other Group, if any, plus Excess Principal from the other Group, if any, and (Y) the related Subordinated Amount, or (II), if such Payment Date is on or after the related Cross-Over Date, that portion of the Amount Available constituting Excess Spread with respect to the related Group available to pay the related Class A Interest Remittance Amount pursuant to Section 6.06(c)(A)(Y)(i) with respect to Group 1 and Section 6.06(c)(B)(Y)(i) with respect to Group 2, plus (c) any amount transferred from the Reserve Account to the related Note Distribution Account pursuant to Section 6.14(c)(i), plus (d) the aggregate amount of any previous Insured Payments for which the
Note Insurer has not been reimbursed pursuant to Section 6.06(b), together with that portion of the amounts described in the preceding clause (1) that represents interest accrued in respect of such Insured Payments in accordance with the definition of Class A Carry-Forward Amount; provided, however, that the determination of Insured Payments shall not be affected in any way by any recharacterization of the transactions contemplated by this Agreement as a financing in any bankruptcy, insolvency or similar proceeding to which the Seller may be subject and the related Available Remittance Amount shall for the purpose of this definition be deemed to be decreased by the amount thereof that has been deposited in the related Note Distribution Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code.

            INTEREST COVERAGE ACCOUNT: With respect to each Group, the Account established and maintained pursuant to Section 6.13, which must be an Eligible Account. With respect to Group 1 the Interest Coverage Account shall be known as the Group 1 Interest Coverage Account and with respect to Group 2, the Interest Coverage Account shall be known as the Group 2 Interest Coverage Account.

            INTEREST COVERAGE ADDITION: With respect to the related Group and as to any Payment Date, the sum of the amounts described in Sections 6.13(b), 6.13(c) and 6.13(d).

            INTEREST COVERAGE AMOUNT: With respect to each Group, the amount to be paid by the Seller to the Issuer for deposit into the related Interest Coverage Account pursuant to Section 6.13(a). On the Closing Date, such amount is $1,194,198.65 for Group 1 and $1,542,561.17 for Group 2. On each Subsequent Transfer Date and with respect to each Group, such amount shall be increased by an amount equal to the amount of interest that will accrue during the period of deferment on the principal balance of each Deferred Payment Loan as transferred to the Trust that would otherwise be due after the Subsequent Cut-off Date.

            ISSUER or TRUST: AFC Trust, Series 2000-1

            ISSUER REQUEST: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee and the Note Insurer.

            LAND TRUST MORTGAGE: As defined in Section 3.02(a) (xxxviii).

            LIQUIDATED MORTGAGE LOAN: Any defaulted Mortgage Loan or REO Property as to which the Servicer has determined that all amounts which it reasonably and in good faith expects to recover have been recovered from or on account of such Mortgage Loan or REO Property.

            LIQUIDATION PROCEEDS: Any cash amounts received in connection with the liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale, REO Disposition or otherwise, and any other amounts required to be deposited in the Principal and Interest Account pursuant to Section 5.10.

            LOAN-TO-VALUE RATIO: The fraction, expressed as a percentage, the numerator of which is the original Principal Balance of the related Mortgage Loan and the denominator of which is the Appraised Value at the time of origination of the related Mortgaged Property.

            LOSS COVERAGE RATIO: With respect to any Payment Date and Group, a fraction, expressed as a percentage, (1) the numerator of which equals the sum of (i) the product of (A) the sum of (I) 15% of the aggregate principal balance of all Mortgage Loans in such Group (other than Permanent Buydown Companion Loans) that are 30-59 days Delinquent, plus (II) 30% of the aggregate Principal Balance of all Mortgage Loans (other than Permanent Buydown Companion Loans) in such Group that are 60-89 Delinquent, plus (III) 70% of the aggregate Principal Balance of all Mortgage Loans (other than Permanent Buydown Companion Loans) in such Group that are 90 or more days Delinquent, in each case as of the close of business on the last day of the immediately preceding calendar month and including Mortgage Loans (other than Permanent Buydown Companion Loans) that are in foreclosure (but excluding Mortgage Loans that have been converted to REO Properties), plus (IV) 100% of the aggregate Principal Balance of all Mortgage Loans (other than Permanent Buydown Companion Loans) in such Group that have been converted to REO Properties, times (B) the greater of (1) the Original Predicted Loss Severity prior to the Loss Trigger Date and (2) on or after the Loss Trigger Date, the Actual Loss Severity for such Group, plus (ii) the Cumulative Losses for such Group, and (b) the denominator of which is the Subordinated Amount for such Group on the Closing Date.

            LOSS TRIGGER DATE: With respect to each Group, the date that is earlier of (i) the 30th Payment Date and (ii) the first Payment Date after which the related Group has incurred Realized Losses with respect to at least 20 Liquidated Mortgage Loans (other than Permanent Buydown Companion Loans) in such Group.

            MAJORITY CERTIFICATEHOLDERS: The Holder or Holders of Certificates possessing in excess of 50% of the Percentage Interests therein.

            MAJORITY NOTEHOLDERS: With respect to Group 1, the Class 1A Majority Noteholders. With respect to Group 2, the Class 2A Majority Noteholders.

            MANUFACTURED HOME: A manufactured home within the meaning of 42 United States Code Section 5402(6).

            MANUFACTURED HOME LOAN: Any Mortgage Loan which is secured by a first lien on real estate to which a Manufactured Home has been permanently affixed.

            MAXIMUM MORTGAGE RATE: With respect to each Group 2 Mortgage Loan, the maximum rate of interest set forth in the related Mortgage Note.

            MINIMUM MORTGAGE RATE: With respect to each Group 2 Mortgage Loan, the minimum rate of interest set forth in the related Mortgage Note.

            MIXED USE LOAN: Any Group 1 Mortgage Loan which is secured by a mixed residential and commercial structure.

            MIXED USE PROPERTY: With respect to Group 1 Mortgage Loans, a property which consists of a mixed residential and commercial structure.

            MONTHLY ADVANCE: An advance made by the Servicer pursuant to Section 6.09.

            MONTHLY PAYMENT: The scheduled monthly payment or Periodic Payment(s) of principal and/or interest required to be made by a Mortgagor on the related Mortgage Loan during any month, as set forth in the related Mortgage Note.

            MONTHLY PREMIUM: With respect to each Group, the monthly premium payable to the Note Insurer equal to the product of (i) one-twelfth of the then applicable Premium Percentage and (ii) the then outstanding related Class 1A Note Principal Balance or Class 2A Note Principal Balance.

            MOODY'S: Moody's Investors Service, Inc. or any successor thereto.

            MORTGAGE: The mortgage, deed of trust, Land Trust Mortgage or other instrument creating a first or second lien in accordance with applicable law on a Mortgaged Property.

            MORTGAGE FILE: As described in Exhibit A annexed hereto.

            MORTGAGE IMPAIRMENT INSURANCE POLICY: As described in Section 5.08.

            MORTGAGE LOAN: An individual mortgage loan which is assigned and transferred to the Trust pursuant to this Agreement or a Subsequent Transfer Instrument, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom, the Mortgage Loans originally subject to this Agreement being identified on the Mortgage Loan Schedule annexed hereto as Exhibits H-1 and H-2. As applicable, Mortgage Loan shall be deemed to refer to the related REO Property.

            MORTGAGE LOAN SCHEDULE: With respect to each Group, the schedule of Mortgage Loans attached hereto as Exhibit H-1 or H-2, as supplemented by each schedule of Subsequent Mortgage Loans attached to a Subsequent Transfer Instrument, as such schedule may be amended or supplemented from time to time, such schedule identifying each Mortgage Loan by address of the Mortgaged Property and the name of the Mortgagor and setting forth as to each Mortgage Loan the following information: (i) the Principal Balance as of the Cut-off Date or Subsequent Cut-off Date, (ii) the account number, (iii) the original principal amount, (iv) the Loan-to-Value Ratio or Combined Loan-to-Value Ratio, as the case may be, as of the date of origination of the related Mortgage Loan,
(v) the Due Date, (vi) the first date on which a Monthly Payment is due under the Mortgage Note, (vii) the Monthly Payment, (viii) the maturity date of the related Mortgage Note, (ix) the remaining number of months to maturity as of the Cut-off Date or Subsequent Cut-off Date, (x) the applicable Mortgaged Property State, (xi) the current Mortgage Rate and (xii) with respect to the Group 2 Mortgage Loans only: (1) the Gross Margin, (2) the next Adjustment Date after the Cut-off Date, (3) the Maximum Mortgage Rate, (4) the Minimum Mortgage Rate and (5) the Index.

            MORTGAGE NOTE: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

            MORTGAGE RATE: With respect to each Group 1 Mortgage Loan, the fixed annual rate of interest borne by the related Mortgage Note, as shown on the related Mortgage Loan Schedule. With respect to each Group 2 Mortgage Loan, the annual rate of interest borne by the related Mortgage Note from time to time.

            MORTGAGED PROPERTY: A Single Family Property, Multifamily Property, Mixed Use Property or Commercial Property which secures a Mortgage Loan.

            MORTGAGOR: The obligor on a Mortgage Note.

            MULTIFAMILY LOAN: Any Mortgage Loan which is secured by Multifamily Property.

            MULTIFAMILY PROPERTY: With respect to a Mortgage Loan, a residential property consisting of five or more dwelling units.

            NET EXCESS AMOUNT AVAILABLE: With respect to any Group and for a particular Payment Date, the sum of (i) the Available Remittance Amount for such Group (reduced by the related Monthly Premium to be paid to the Note Insurer pursuant to Section 6.04) and (ii) any Insured Payments with respect to such Group.

            NET EXCESS PRINCIPAL: With respect to any Group and for a particular Payment Date, the Excess Principal for such Group remaining after the application thereof to cover an Available Funds Shortfall with respect to the other Group.

            NET EXCESS SPREAD: With respect to any Group and for a particular Payment Date, the Excess Spread for such Group remaining after the application thereof to cover Required Payments with respect to such Group (other than in respect of the Class A Principal Remittance Amount after the related Cross-Over
Date).

            NET LIQUIDATION PROCEEDS: Liquidation Proceeds net of (i) any reimbursements to the Servicer made therefrom pursuant to Section 5.04(ii) and
(ii) any related accrued and unpaid Annual Trustee Expense Amounts as of the date on which such Liquidation Proceeds were received.

            NET MORTGAGE RATE: With respect to each Mortgage Loan, and at any time, the per annum rate equal to the related Mortgage Rate less the Servicing Fee Rate.

            NONRECOVERABLE ADVANCES: With respect to any Mortgage Loan, (i) any Servicing Advance or Monthly Advance previously made and not reimbursed from late collections pursuant to Section 5.04, or (ii) a Servicing Advance proposed to be made in respect of a Mortgage Loan or REO Property which, in the good faith business judgment of the Servicer would not be ultimately recoverable from late collections, Released Mortgaged Property Proceeds, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property.

            NOTE: Any Class 1A Note or Class 2A Note executed by the Issuer and authenticated by the Indenture Trustee, substantially in the applicable form annexed as Exhibits A-1 and A-2 to the Indenture.

            NOTE DISTRIBUTION ACCOUNT: With respect to each Group, as described in Section 6.01. With respect to Group 1, the Note Distribution Account shall be known as the Group 1 Note Distribution Account and with respect to Group 2, the Note Distribution Account shall be known as the Group 2 Note Distribution Account.

            NOTEHOLDER or HOLDER: The Person in whose name a Note is registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Note registered in the name of the Seller, the Servicer or any Subservicer, or registered in the name of any Person known to a Responsible Officer of the Indenture Trustee to be an Affiliate of any of them, shall be deemed not to be outstanding and the undivided

Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite Percentage Interest of Notes necessary to effect any such consent, waiver, request or demand has been obtained. For purposes of any consent, waiver, request or demand of Noteholders pursuant to this Agreement, upon the Indenture Trustee's request, the Seller, the Servicer and any Subservicer shall provide to the Indenture Trustee a notice identifying any of their respective affiliates that is a Noteholder as of the date(s) specified by the Indenture Trustee in such request. All references to "Holders" or "Noteholders" shall reflect the rights of Note Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Indenture Trustee shall be required to recognize as a "Holder" or "Noteholder" only the Person in whose name a Note is registered in the Note Register.

            NOTE INSURANCE POLICY: The note guaranty surety bond, policy number 00010174, dated the Closing Date, issued by the Note Insurer for the benefit of the Holders of the Notes, pursuant to which the Note Insurer guarantees Insured Payments, a copy of which is attached hereto as Exhibit O.

            NOTE INSURER: Financial Guaranty Insurance Company, a New York stock insurance corporation, or any successor thereof, as issuer of the Note Insurance Policy.

            NOTE INTEREST RATE: As to any Payment Date, any of the Class 1A Note Interest Rate or the Class 2A Note Interest Rate.

            NOTE OWNER: With respect to a Book-Entry Note, the Person who is the beneficial owner of such Note as reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly or as an indirect participant, in accordance with the rules of the Depository).

            NOTE PRINCIPAL BALANCE: As of any date of determination, either the Class 1A Note Principal Balance or the Class 2A Note Principal Balance.

            NOTE REGISTER: The register maintained by the Note Registrar in which the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes.

            NOTE REGISTRAR: Initially, the Indenture Trustee, and thereafter, any successor appointed pursuant to Section 4.02 of the Indenture.

            NOTICE: As defined in Section 6.06(b).

            OFFICER'S CERTIFICATE: A certificate delivered to the Indenture Trustee signed by the President or an Executive Vice President or a Senior Vice President or a Vice President or an Assistant Vice President of either the Seller or the Servicer, as required by this Agreement.

            ONE-MONTH LIBOR: With respect to the Class 1A and Class 2A Notes, as determined by the Indenture Trustee on the second Business Day preceding the beginning of each Accrual Period, the London interbank offered rate for the relevant Accrual Period for one-month U.S. dollar deposits for a term equal to the relevant Accrual Period as such rates appear on Telerate Page 3750, as of 11:00 a.m. (London time) on such date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to banks in the London interbank market for a term equal to the relevant Accrual Period. The Indenture Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a term equal to the relevant Accrual Period. If the Indenture Trustee is unable to determine One Month LIBOR for an Accrual Period, the rate for such Accrual Period shall be One Month LIBOR as determined for the previous Accrual Period. Notwithstanding the foregoing, however, One-Month LIBOR for an Accrual Period shall not be based on One-Month LIBOR for the previous Accrual Period for three consecutive Accrual Periods. If, under the priorities described above, One-Month LIBOR for an Accrual Period would be based on One-Month LIBOR for the previous Accrual Period for the second consecutive Accrual Period, the Indenture Trustee shall select a comparable alternative index (over which the Indenture Trustee has no control) used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent third party.

            OPINION OF COUNSEL: A written opinion of counsel, who may, without limitation, be counsel for the Servicer, reasonably acceptable to the Indenture Trustee and experienced in matters relating to the subject of such opinion.

            ORIGINAL CLASS 1A NOTE PRINCIPAL BALANCE: $100,000,000.

            ORIGINAL CLASS 2A NOTE PRINCIPAL BALANCE: $139,000,000.

            ORIGINAL GROUP PRINCIPAL BALANCE: Either the Original Group 1 Principal Balance or the Original Group 2 Principal Balance, as applicable.

            ORIGINAL GROUP 1 PRINCIPAL BALANCE: The aggregate Cut-off Date Principal Balances of the Group 1 Initial Mortgage Loans, other than the Permanent Buydown Companion Loans in Group 1, which amount is equal to $65,333,204.47.

            ORIGINAL GROUP 2 PRINCIPAL BALANCE: The aggregate Cut-off Date Principal Balances of the Group 2 Initial Mortgage Loans, which amount is equal to $90,300,887.85.

            ORIGINAL POOL PRINCIPAL BALANCE: $155,634,092.59, equal to the sum of the Original Group 1 Principal Balance and the Original Group 2 Principal Balance.

            ORIGINAL PRE-FUNDED AMOUNT: With respect to each Group, the amount deposited by the Seller in the related Pre-Funding Account on the Closing Date, which amount is $39,929,953.42 for Group 1 and $55,477,822.18 for Group 2.

            ORIGINAL PREDICTED LOSS SEVERITY: As defined in the Insurance Agreement.

            OUTSTANDING: With respect to the Notes, as of the date of determination, all Notes previously executed, authenticated and delivered under the Indenture except:

      (i) Notes previously cancelled by the Note Registrar or delivered to the Indenture Trustee for cancellation; and

      (ii) Notes in exchange for or in lieu of which other Notes have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course.

All Notes that have been paid with funds provided under the Note Insurance Policy shall be deemed to be Outstanding until the Note Insurer has been reimbursed with respect thereto.

            OVERCOLLATERALIZATION AMOUNT: With respect to any Group and for a particular Payment Date, the excess, if any, of (i) the sum of (a) the related Group Principal Balance, (b) the related Pre-Funded Amount and (c) the amount, if any, on deposit in the Reserve Account as of the close of business on the last day of the related Due Period over (ii) the related Class A Note Principal Balance after giving effect to distributions of the related Class A Principal Remittance Amount for such Group on such Payment Date.

            OWNER-OCCUPIED MORTGAGED PROPERTY: A Residential Dwelling that the related Mortgagor represented an intent to occupy as such Mortgagor's primary, secondary or vacation residence at the origination of the Mortgage Loan.

            OWNER TRUST ESTATE: The corpus of the Issuer created by the Trust Agreement which consists of items referred to in Section 2.05 of the Trust Agreement.

            OWNER TRUSTEE: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, and its successors and assigns or any successor owner trustee appointed pursuant to the terms of the Trust Agreement.

            PAYING AGENT: Initially, the Indenture Trustee, and thereafter, the Indenture Trustee or any other Person that meets the eligibility standards for the Paying Agent appointed pursuant to Section 3.03 of the Indenture and is authorized by the Indenture Trustee to make payments on the Notes on behalf of the Indenture Trustee.

            PAYMENT DATE: The 25th day of any month or if such 25th day is not a Business Day, the first Business Day immediately following, commencing on April 25, 2000.

            PERCENTAGE INTEREST: With respect to a Class 1A or Class 2A Note, the portion of the Class evidenced by such Note, expressed as a percentage rounded to four decimal places, equivalent to a fraction the numerator of which is the Note Principal Balance of such Note and the denominator of which is the aggregate of Note Principal Balances of all Notes.

            PERIODIC PAYMENT: With respect to any Periodic Payment Loan, as of any date of determination, the scheduled payment of principal and/or interest required to be made by a Mortgagor as set forth in the related Mortgage Note.

            PERIODIC PAYMENT LOANS: Any Mortgage Loan that provided, on the date of origination, for Periodic Payments to be made every twenty-eight (28) days.

            PERIODIC RATE CAP: With respect to each Group 2 Mortgage Loan, the provision in each Mortgage Note that limits permissible increases and decreases in the Mortgage Rate on any Adjustment Date to not more than one percentage point, or, with respect to the Group 2 Mortgage Loans which are subject to an adjustment after an initial twenty-four or thirty-six month period, increase to not more than three percentage points on the initial Adjustment Date only.

            PERMANENT BUYDOWN LOAN: A Mortgage Loan made to a Mortgagor together with a Permanent Buydown Companion Loan.

            PERMANENT BUYDOWN COMPANION LOAN: A Mortgage Loan made to a Mortgagor together with a Permanent Buydown Loan, at origination of such Permanent Buydown Loan, for the purpose of financing the buydown of the interest rate on such Permanent Buydown Loan.

            PERMITTED INSTRUMENTS: As used herein, Permitted Instruments shall include the following:

            (i) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, Freddie Mac senior debt obligations, and Fannie Mae senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

            (ii) federal funds, certificates of deposit, time and demand deposits and banker's acceptances of any bank or trust company incorporated under the laws of the United States or any state thereof (in each case having maturities of less than 365 days), provided that the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated "A-1+" or better by S&P and Prime-1 by Moody's;

            (iii) deposits of any bank or savings and loan association, provided that the long-term unsecured debt obligations of such bank or savings and loan association have been rated Baa3 or better by Moody's or "BBB+" or better by S&P and which has combined capital, surplus and undivided profits of at least $3,000,000, which deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC;

            (iv) commercial paper (having original maturities of not more than 180 days) or demand notes rated "A-1" or better by S&P and Prime-1 by Moody's and issued by an entity having a long-term rating of A2 or better by Moody's;

            (v) investments in money market funds rated "AAAm" or "AAAm-G" by S&P and Aaa by Moody's; and

            (vi) investments approved by the Rating Agencies and the Note Insurer in writing delivered to the Indenture Trustee;

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par.

            PERSON: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

            PLAN: Any employee benefit plan within the meaning of Section 3(3) of ERISA or a plan within the meaning of Section 4975(e)(1) of the Code.

            POOL PRINCIPAL BALANCE: As of any date of determination, the aggregate of the Group 1 Principal Balance and the Group 2 Principal Balance.

            PREFERENCE AMOUNT: As defined in Section 6.06(b).

            PRE-FUNDED AMOUNT: With respect to each Group and with respect to any Determination Date, the amount on deposit in the related Pre-Funding Account.

            PRE-FUNDING ACCOUNT: With respect to each Group, the account established and maintained pursuant to Section 6.12. With respect to Group 1, the Pre-Funding Account shall be known as the Group 1 Pre-Funding Account and, with respect to Group 2, the Pre-Funding Account shall be known as the Group 2 Pre-Funding Account.

            PREMIUM PERCENTAGE: With respect to each Group and as of any Payment Date, the percentage designated as such in the Insurance Agreement.

            PREPAYMENT ASSUMPTION: With respect to Group 1, 2% per annum of the then outstanding principal balance of the Group 1 Mortgage Loans in the first month of the life of the Group 1 Mortgage Loans, and an additional 1.2% per annum in each month thereafter until the twenty-first month and in each month thereafter during the life of the Group 1 Mortgage Loans, 26% per annum each month. With respect to Group 2, an assumed constant rate of prepayment equal to 28% per annum.

            PRINCIPAL AND INTEREST ACCOUNT: With respect to each Group, the principal and interest account established by the Servicer pursuant to Section
5.03. With respect to Group 1, the Principal and Interest Account shall be known as the Group 1 Principal and Interest Account and, with respect to Group 2, the Principal and Interest Account shall be known as the Group 2 Principal and Interest Account.

            PRINCIPAL BALANCE: With respect to any Mortgage Loan or related REO Property, at any date of determination, (i) the Cut-off Date Principal Balance of such Mortgage Loan (or the principal balance outstanding as of the Subsequent Cut-off Date with respect to a Subsequent Mortgage Loan or as of the applicable substitution date with respect to a Qualified Substitute Mortgage Loan), after application of principal payments received on or before such Cut-off Date (or on or before such Subsequent Cut-off Date or substitution date), minus (without duplication) (ii) the sum of (a) the principal portion of the Monthly Payments received during each Due Period ending prior to the most recent Payment Date and deposited in the related Principal and Interest Account pursuant to Section 5.03, and (b) all Principal Prepayments, Curtailments, Excess Payments, Insurance Proceeds, Net Liquidation Proceeds, Released Mortgaged Property Proceeds and net income from any REO Property to the extent applied by the Servicer as recoveries of principal, which were distributed pursuant to Section
6.06 on any previous Payment Date. The Principal Balance of any Liquidated Mortgage Loan in the month following the month in which such loan became a Liquidated Mortgage Loan is zero.

            PRINCIPAL PREPAYMENT: Any payment or other recovery of principal on a Mortgage Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled Due Date which is intended to satisfy a Mortgage Loan in full.

            PROPOSED SUBSEQUENT MORTGAGE LOAN SCHEDULE: With respect to each Group, the proposed schedule of mortgage loans or potential mortgage loans from which the majority of the Subsequent Mortgage Loans will be obtained, attached hereto as Exhibit R.

            PROSPECTUS: The prospectus and prospectus supplement, as supplemented, prepared by the Seller in connection with the initial issuance and sale of the Class 1A and Class 2A Notes.

            PURCHASE PRICE: As defined in Section 5.11.

            QUALIFIED SUBSTITUTE MORTGAGE LOAN: A Mortgage Loan substituted by the Seller for a Deleted Mortgage Loan pursuant to Section 2.05 or 3.03, which,

            (A) with respect to any Group 1 Mortgage Loan, (i) has a fixed mortgage interest rate of not less than (and not more than two percentage points higher than) the Mortgage Rate of the Deleted Mortgage Loan; (ii) relates to the same type of Mortgaged Property as the Deleted Mortgage Loan and has the same lien priority as the Deleted Mortgage Loan; (iii) has a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (iv) has a Loan-to-Value Ratio, or a Combined Loan-to-Value Ratio, as the case may be, no higher than that of the Deleted Mortgage Loan; (v) has a principal balance (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance of the Deleted Mortgage Loan as of such date; (vi) has the same or lower credit risk, as measured by credit risk category, under the Seller's underwriting guidelines; and (vii) complies with each representation and warranty set forth in Sections 3.01, 3.02(a) and 3.02(b), and

            (B) with respect to any Group 2 Mortgage Loan, (i) has a Maximum Mortgage Rate no lower than (and not more than two percentage points higher than) the Maximum Mortgage Rate of the Deleted Mortgage Loan, and has a Minimum Mortgage Rate no lower than (and not more than one percentage point higher than) the Minimum Mortgage Rate of the Deleted Mortgage Loan; (ii) has the same Index and Periodic Rate Cap as that of the Deleted Mortgage Loan and a Gross Margin not less than that of the Deleted Mortgage Loan and, if Mortgage Loans equal to 1% or more of the Pool Stated Principal Balance of the Mortgage Loans as of the Cut-off Date have become Deleted Mortgage Loans, not more than two percentage points more than that of the Deleted Mortgage Loan; (iii) shall be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iv) has a principal balance (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance of the Deleted Mortgage Loan as of such date; (v) has a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (vi) has a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (vii) has the same or lower credit risk, as measured by credit risk category, under the Seller's underwriting guidelines; (viii) has a Net Mortgage Rate (net of any portion of the interest on such Mortgage Loan that may be retained by the Seller) within two percentage points of that of the Deleted Mortgage Loan; and (ix) complies with each representation and warranty set forth in Sections 3.01, 3.02(a) and 3.02(c).

            RATING AGENCIES: Shall mean, collectively, Moody's, S&P and Fitch.

            REALIZED LOSS: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or greater than the related Principal Balance (excluding, with respect to a Permanent Buydown Loan, the principal balance of the related Permanent Buydown Companion Loan) as of the date of liquidation) equal to the outstanding Principal Balance of such Mortgage Loan (excluding, with respect to a Permanent Buydown Loan, the principal balance of the related Permanent Buydown Companion Loan) as of the date of liquidation minus that portion of Net Liquidation Proceeds (excluding, with respect to a Permanent Buydown Loan, any Net Liquidation Proceeds attributable to the related Permanent Buydown Companion Loan) actually distributed to Class A Noteholders pursuant to
Section 6.06(c) in respect of such Liquidated Mortgage Loan, it being understood that all Net Liquidation Proceeds are first applied to reduce the principal balance of the Permanent Buydown Loan until such principal balance has been reduced to zero, and then applied to the principal balance of the Permanent Buydown Companion Loan.

            RECORD DATE: The Business Day immediately preceding the related Payment Date.

            REFERENCE BANKS: Such leading banks selected by the Indenture Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

            REGISTERED HOLDER: The Person in whose name a Note is registered in the Note Register on the applicable Record Date.

            REIMBURSABLE AMOUNTS: As of any date of determination, an amount payable to the Servicer or the Seller with respect to (i) Monthly Advances and Servicing Advances not previously reimbursed and (ii) any advances reimbursable pursuant to Section 9.01 and not previously reimbursed pursuant to Section 6.03(c) or 6.06(c).

            RELATED DOCUMENTS: With respect to each Mortgage Loan, the documents listed in Section 2.04 hereof.

            RELEASED MORTGAGED PROPERTY PROCEEDS: As to any Mortgage Loan, proceeds received by the Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or
(b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which are not released to the Mortgagor in accordance with applicable law, customary mortgage servicing procedures and this Agreement.

            REMAINING NET EXCESS SPREAD: With respect to any Group and for a particular Payment Date, the Net Excess Spread for such Group remaining after the application thereof to cover an Available Funds Shortfall with respect to the other Group.

            REO DISPOSITION: The final sale of a Mortgaged Property acquired in foreclosure or by deed in lieu of foreclosure.

            REO PROPERTY: As defined in Section 5.10.

            REQUIRED OVERCOLLATERALIZATION AMOUNT: With respect to any Group and at any time, the overcollateralization amount required by the Note Insurer and set forth as the "Required Overcollateralization Amount" in the Insurance Agreement with respect to each Group.

            REQUIRED PAYMENTS: With respect to any Group and for a particular Payment Date, the amount required to pay the Class A Interest Remittance Amount with respect to the related Class of Notes, the Class A Principal Remittance Amount with respect to the related Class of Notes, the related Annual Trustee Expense Amount and the related Monthly Premium to be paid to the Note Insurer pursuant to Section 6.04.

            RESERVE ACCOUNT: The Account established and maintained pursuant to
Section 6.14, which must be an Eligible Account.

            RESERVE ACCOUNT DEPOSIT: With respect to each Group, the amount set forth in the Insurance Agreement Supplement which is required by the Note Insurer to be deposited in the Reserve Account pursuant to Section 6.14(a)(i).

            RESIDENTIAL DWELLING: A one- to four-family dwelling, a unit in a planned unit development, a unit in a condominium development or a manufactured home.

            RESPONSIBLE OFFICER: When used with respect to the Indenture Trustee, any officer assigned to the Asset-Backed Securities Trust Services Department (or any successor thereto), including any Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above officers and having direct responsibility for the administration of this Agreement, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Seller or the Servicer, the President or any Executive Vice President, Senior Vice President, Vice President, Assistant Vice President, or any Secretary or Assistant Secretary, or any Treasurer or Assistant Treasurer.

            SECTION 32 LOAN: A Mortgage Loan subject to the Home Ownership and Equity Protection Act of 1994.

            SECURITY: Any of the Certificates or Notes.

            SECURITYHOLDER or HOLDER: Any Noteholder or a Certificateholder.

            SECURITY INSTRUMENT: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

            SELLER: Superior Bank FSB, a federally chartered stock savings bank, and any successor thereto.

            SERIES: 2000-1.

            SERVICER: Superior Bank FSB, or any successor appointed as provided herein.

            SERVICER'S CERTIFICATE: As defined in Section 6.08.

            SERVICER'S MONTHLY REMITTANCE REPORT: A report prepared by the Servicer substantially in the form of Exhibit Q.

            SERVICING ADVANCES: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, including without limitation advances in respect of real estate taxes and assessments and insurance premiums on fire, hazard and flood insurance policies, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of an REO Property, (iv) compliance with the obligations under Sections 5.01(e), 5.02, 5.05, 5.07, 5.15 and Article XIII, which Servicing Advances are reimbursable to the Servicer to the extent provided in this Agreement and (v) in connection with the liquidation of a Group 1 Mortgage Loan, expenditures relating to the purchase or maintenance of the First Lien pursuant to Section 5.14, for all of which costs and expenses the Servicer is entitled to reimbursement in accordance with this Agreement. Notwithstanding anything herein to the contrary, no Servicing Advance shall be required to be made hereunder if such Servicing Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate delivered to the Note Insurer, the Seller and the Indenture Trustee no later than the Business Day following such determination.

            SERVICING COMPENSATION: The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 7.03. The Servicer's right to Servicing Compensation may be reduced as set forth in Section 6.10.

            SERVICING FEE: As to each Mortgage Loan (including any Mortgage Loan as to which the related Mortgaged Property has become REO Property), the annual fee payable to the Servicer. Such fee shall be calculated and payable monthly only from the amounts received in respect of interest on such Mortgage Loan and shall be computed by multiplying (i) the principal balance on which interest accrues on the Mortgage Loan by (ii) the Servicing Fee Rate and by further multiplying the product thereof by (iii) a fraction, the numerator of which is the number of days in the period elapsed since the date to which interest was last paid by the Mortgagor or advanced by the Servicer and the denominator of which is the number of days in the annual period for which interest accrues on the related Mortgage Loan. The Servicing Fee is payable solely from the interest portion of (i) Monthly Payments, (ii) Liquidation Proceeds, (iii) Insurance Proceeds or (iv) Released Mortgaged Property Proceeds collected by the Servicer, or as otherwise provided in Section 5.04. The Servicing Fee includes any servicing fees owed or payable to any Subservicer.

            SERVICING FEE RATE: 0.65% per annum.

            SERVICING OFFICER: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appears on a list of servicing officers annexed to an Officer's Certificate furnished on the Closing Date to the Indenture Trustee and the Noteholders by the Servicer, as such list may from time to time be amended.

            SINGLE FAMILY PROPERTY: A one- to four-family residential property individual condominium unit, manufactured home, or unit in a planned unit development.

            SINGLE NOTE: A Note in the amount of $1,000.

            S&P: Standard & Poor's Ratings Services, A Division of the McGraw-Hill Companies, Inc., or any successor thereto.

            SPECIAL POWER OF ATTORNEY: As defined in Section 2.04(f).

            SUBORDINATED AMOUNT: With respect to each Group, the amount set forth as such in the Insurance Agreement.

            SUBSERVICER: Any Person with whom the Servicer has entered into a Subservicing Agreement and who satisfies any requirements set forth in Section 5.01(a) in respect of the qualification of a Subservicer.

            SUBSERVICING AGREEMENT: Any agreement relating to subservicing and/or administration of certain Mortgage Loans as provided in Section 5.01(a), a copy of which shall be delivered, along with any modifications thereto, to the Indenture Trustee.

            SUBSEQUENT CUT-OFF DATE: With respect to those Subsequent Mortgage Loans which are transferred and assigned to the Trust pursuant to a Subsequent Transfer Instrument, the close of business on the day prior to the related Subsequent Transfer Date.

            SUBSEQUENT MORTGAGE LOAN: A Group 1 Subsequent Mortgage Loan or a Group 2 Subsequent Mortgage Loan.

            SUBSEQUENT TRANSFER DATE: The date on which a Subsequent Mortgage Loan is transferred and assigned to the Trust, which date shall be no later than June 22, 2000.

            SUBSEQUENT TRANSFER INSTRUMENT: A Group 1 Subsequent Transfer Instrument or a Group 2 Subsequent Transfer Instrument.

            SUBSTITUTION ADJUSTMENT: As to any date on which a substitution occurs pursuant to Sections 2.05 or 3.03, the amount (if any) by which the aggregate principal balances (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Mortgage Loans as of the date of substitution, are less than the aggregate of the Principal Balances, together with accrued and unpaid interest thereon to the date of substitution, of the related Deleted Mortgage Loans.

            TELERATE PAGE 3750: The display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace the page on that service for the purpose of displaying comparable rates or prices).

            TERMINATION PRICE: As defined in Section 11.01.

            TRANSFER AFFIDAVIT: As defined in Section 4.02(c)(ii).

            TRANSFER CERTIFICATE: As defined in Section 4.02(c)(ii).

            TRIGGER EVENT: (A) If with respect to either Group (a) on the sixth Payment Date or on any Payment Date thereafter prior to the twelfth Payment Date, the Loss Coverage Ratio is greater than or equal to 40%, (b) on the twelfth Payment Date or on any Payment Date thereafter prior to the eighteenth Payment Date, the Loss Coverage Ratio is greater than or equal to 50%, (c) on the eighteenth Payment Date or on any Payment Date thereafter prior to the twenty-fourth Payment Date, the Loss Coverage Ratio is greater than or equal to 60%, (d) on the twenty-fourth Payment Date or on any Payment Date thereafter prior to the thirty-sixth Payment Date, the Loss Coverage Ratio is greater than or equal to 70%, or (e) on the thirty-sixth Payment Date or on any Payment Date thereafter, the Loss Coverage Ratio is greater than or equal to 80%; or

            (B) Superior Bank FSB in its capacity as Servicer, fails to maintain at any time a net worth equal to the greater of $80,000,000 and 6.00% of Superior Bank FSB's total balance sheet assets as of its most recent financial statements, in each case computed in accordance with generally accepted accounting principles.

            TRUST or ISSUER: AFC Trust, Series 2000-1.

            TRUST AGREEMENT: The Trust Agreement, dated as of March 1, 2000 between Superior Bank FSB and the Owner Trustee.

            TRUST ESTATE: Collectively, Group 1, Group 2, the Reserve Account and the rights to any Cap Agreement.

            TRUSTEE EXPENSE ACCOUNT: With respect to each Group, the account established and maintained by the Indenture Trustee in accordance with Section
6.03. With respect to Group 1, the Trustee Expense Account shall be known as the Group 1 Trustee Expense Account and with respect to Group 2, the Trustee Expense Account shall be known as the Group 2 Trustee Expense Account.

            TRUST INDENTURE ACT or TIA: The Trust Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

            TRUSTEE'S MORTGAGE FILE: The documents delivered to the Indenture Trustee or the Custodian pursuant to Section 2.04.

            UCC: The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

            UNDERCOLLATERALIZATION AMOUNT: With respect to any Payment Date the excess, if any, of (A) the aggregate Class A Note Principal Balance immediately preceding that Payment Date minus the sum of (i) all amounts (excluding that portion of Insured Payments, if any, to be made in respect of principal) to be distributed to the Class A Noteholders in respect of principal on such Payment Date on account of amounts described in clauses (c)(i) through (c)(iii), inclusive, and clauses (c)(v) (to the extent the amount in clause (c)(v) represents a right to receive principal not previously covered by an Insured Payment) and (c)(vi) of the definition of Class A Principal Remittance Amount, and (ii) all amounts distributed to the Class A Noteholders as a mandatory prepayment pursuant to the last paragraph of Section 6.06(c) (only on the Payment Date occurring on June 26, 2000), over (B) the sum of (i) the Pool Principal Balance at the beginning of the related Due Period plus (ii) the Pre-Funded Amounts minus the sum of (x) the principal portion of the Monthly Payments received during the related Due Period and deposited in the Principal and Interest Accounts pursuant to Section 5.03, and all Principal Prepayments, Curtailments, Excess Payments, Insurance Proceeds, Net Liquidation Proceeds, Released Mortgaged Property Proceeds and net income from any REO Property with respect to Mortgage Loans to the extent applied by the Servicer as recoveries of principal in respect of the Mortgage Loans, which will be distributed to the Class A Noteholders pursuant to Section 6.06 on such Payment Date, and (y) the aggregate of Realized Losses, as to each Mortgage Loan which became a Liquidated Mortgage Loan during the related Due Period.

            UNRECOVERED CLASS A PORTION: With respect to each Class of Class A Notes and any Payment Date, the lesser of (1) the Undercollateralization Amount for such Payment

Date and (2) an amount equal to the excess, if any, of (A) the related Class A Note Principal Balance immediately preceding that Payment Date minus the sum of
(i) all amounts (excluding that portion of Insured Payments with respect to the related Group, if any, to be made in respect of principal) to be distributed to such Class of Class A Noteholders in respect of principal on such Payment Date on account of amounts described in clauses (c)(i) through (c)(iii), inclusive, and clauses (c)(v) (to the extent the amount in clause (c)(v) represents a right to receive principal not previously covered by an Insured Payment) and (c)(vi) of the definition of Class A Principal Remittance Amount, and (ii) all amounts distributed to such Class of Class A Noteholders as a mandatory prepayment pursuant to the last paragraph of Section 6.06(c) (only on the Payment Date occurring on June 26, 2000), over (B) the sum of (i) the related Group Principal Balance at the beginning of the related Due Period plus (ii) the related Pre-Funded Amount minus the sum of (x) the principal portion of the Monthly Payments received during the related Due Period and deposited in the related Principal and Interest Account pursuant to Section 5.03, and all Principal Prepayments, Curtailments, Excess Payments, Insurance Proceeds, Net Liquidation Proceeds, Released Mortgaged Property Proceeds and net income from any REO Property with respect to Mortgage Loans with respect to the related Group to the extent applied by the Servicer as recoveries of principal in respect of the related Mortgage Loans, which will be distributed to such Class of Class A Noteholders pursuant to Section 6.06 on such Payment Date, and (y) the aggregate of Realized Losses as to each related Mortgage Loan which became a Liquidated Mortgage Loan during the related Due Period.

            VOTING RIGHTS: The portion of the voting rights of all of the Notes which is allocated to any Note. As of any date of determination, 100% of all of the Voting Rights with respect to Group 1 shall be allocated among Holders of Class 1A Notes in accordance with their respective Percentage Interests. As of any date of determination, 100% of all of the Voting Rights with respect to Group 2 shall be allocated among Holders of Class 2A Notes in accordance with their respective Percentage Interests.

                                   ARTICLE II
                   SALE AND CONVEYANCE OF THE MORTGAGE LOANS

      Section 2.01 Sale and Conveyance of Trust Estate; Priority and Subordination of Ownership Interests.

            (a) In consideration of the Issuer's delivery to, or upon the order of, the Seller of Notes and Certificates, the Seller does hereby sell, transfer, assign, set over and convey without recourse to the Issuer, but subject to terms and provisions of this Agreement, the Trust Agreement and the Indenture, all of the right, title and interest of the Seller in and to the Group 1 and Group 2 Mortgage Loans, together with any amounts received after the Cut-off Date with respect to the Initial Mortgage Loans or after a Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans (other than the Depositor's Yield) and all other assets of the Trust Estate.

            Section 2.02 Possession of Mortgage Files.

            (a) Upon the issuance of the Notes, and upon delivery of each Subsequent Mortgage Loan or Qualified Substitute Mortgage Loan, the ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File is vested in the Trust for the benefit of the Noteholders and Certificateholders.

            (b) Pursuant to Section 2.04, the Seller has delivered or caused to be delivered to the Indenture Trustee or, if a Custodian has been appointed pursuant to the Indenture, to the Custodian, each Trustee's Mortgage File with respect to the Initial Mortgage Loans.

            Section 2.03 Books and Records.

            The sale of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of assets by the Seller. The Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Issuer.

            Section 2.04 Delivery of Mortgage Loan Documents.

            The Seller, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Indenture Trustee or, if a Custodian has been appointed pursuant to the Indenture, to the Custodian, the
Note Insurance Policy and each of the following documents for each Initial Mortgage Loan. The Seller, contemporaneously with delivery of a Subsequent Transfer Instrument, shall deliver or cause to be delivered to the Indenture Trustee or, if a Custodian has been appointed pursuant to the Indenture, to the Custodian, each of the following documents for each related Subsequent Mortgage
Loan:

            (a) The original Mortgage Note, showing a complete chain of endorsements and endorsed by the last endorsee thereof, "Pay to the order of _____________________ [or LaSalle Bank National Association, as Indenture Trustee under the Indenture, dated as of March 1, 2000, Series 2000-1",] without recourse" and signed, by facsimile or manual signature, by such last endorsee. With respect to the Mortgage Loans listed on the schedule attached hereto as
Exhibit V, the original Mortgage Note referred to above cannot be located; the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon delivery to the Indenture Trustee of a photocopy of the original thereof with a lost note affidavit;

            (b) Either: (i) the original Mortgage, with evidence of recording thereon, (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Seller or by the closing attorney, or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, or commitment therefor, if the original has been transmitted for recording until such time as the original is returned by the public recording office or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost;

            (c) Either: (i) (A) the original Assignment of Mortgage from the last assignee of the related Mortgage assigned to the Indenture Trustee, with evidence of recording thereon, or (B) an original assignment of mortgage from the last assignee of the related Mortgage assigned in blank, or (ii) if an original Assignment of Mortgage has not yet been provided in accordance with clause (i), an Assignment of Mortgage to the Indenture Trustee, certified by an appropriate officer or approved signatory of the Seller or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such Assignment of Mortgage to the Indenture Trustee submitted for recording (provided, however, that an appropriate officer or approved signatory of the Seller may complete one or more blanket certificates attaching copies of one or more Assignments of Mortgage to the Indenture Trustee relating thereto) or (iii) a copy of such original Assignment of Mortgage to the Indenture Trustee, with evidence of recording thereon, certified to be true and complete by the Seller or the appropriate public recording office, in those instances where such original Assignment of Mortgage has been recorded but subsequently lost; any such Assignment of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county, if permitted by applicable law;

            (d) The original policy of title insurance or a true copy thereof or, if such policy has not yet been delivered by the insurer, the commitment or binder to issue same and, with respect to a Manufactured Home Loan, a manufactured housing unit (American Land Title Association 7) endorsement from the title insurer stating that the insurer agrees that the related manufactured housing unit is included within the term "land" when used in such title policy;

            (e) Either: (i) originals of all intervening assignments, if any, showing a complete chain of assignment from the originator to the last assignee of the related Mortgage, including any recorded warehousing assignments, with evidence of recording thereon, or, (ii) if the original intervening assignments have not yet been returned from the recording office, a copy of the originals of such intervening assignments together with a certificate of a Responsible Officer of the Seller or the closing attorney or an officer of the title insurer which issued the related title insurance policy, or commitment therefor, or its duly authorized agent certifying that the copy is a true copy of the original of such intervening assignments or (iii) a copy of the intervening assignment certified by the public recording office in those instances where the original recorded intervening assignment has been lost; and

            (f) Either: (i) the original assumption agreement and/or modification agreement, if any, with evidence of recording thereon, or (ii) if the original of such agreement has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Seller or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such assumption and modification agreement submitted for recording, or (iii) a copy of an original assumption and modification agreement, with evidence of recording thereon, certified to be true and complete by the Seller or the appropriate public recording office, in those instances where such original recorded assumption or modification agreement has been lost.

            Within 45 days after the Closing Date, with respect to each Multifamily Loan, Mixed Use Loan and Commercial Loan, (i) if such item is a document separate from the Mortgage either (A) an original copy of the related Assignment of Leases, if any (with recording information indicated thereon), or
(B) if the original of such Assignment of Leases has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Seller or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such Assignment of Leases submitted for recording; (ii) an original assignment of any related Assignment of Leases, if any (if such document is a document separate from the Mortgage and not incorporated in the Assignment of Mortgage), in blank and in recordable form; (iii) if such item is a document separate from the Mortgage either (A) an original copy of all intervening assignments of Assignment of Leases, if any (with recording information indicated thereon), or (B) if the original of such intervening assignments of Assignment of Leases has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Seller or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such intervening assignment of Assignment of Leases submitted for recording;
(iv) either, (A) a copy of the UCC-1 financing statement and any related continuation statements, if any, each showing the Mortgagor as debtor and mortgagee as secured party and each with evidence of filing thereon, or (B) if the copy of the UCC-1 financing statement has not yet been returned from the filing office, a copy of such UCC-1 financing statement, certified by an appropriate officer or approved signatory of the Seller or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such UCC-1 financing statement submitted for filing; (v) an original executed form UCC-2 or UCC-3 financing statement, in form suitable for filing, disclosing the assignment in blank, of the security interest in the personal property constituting security for repayment of the Mortgage Loan; and (vi) either (A) an original copy of all intervening assignments of UCC-3 financing statements, if any (with recording information indicated thereon), or (B) if the original of such intervening assignments of UCC-3 financing statements has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Seller or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such intervening assignments of UCC-3 financing statements submitted for recording. If in connection with any Mortgage Loan the Seller cannot deliver any such financing statement(s) with evidence of filing thereon because such financing statement(s) has not yet been returned by the public filing office where such financing statement has been submitted for filing, then the Seller shall deliver or cause to be delivered a photocopy, or the secured party's carbon copy with the debtor's signature of such financing statement(s) (certified by the Seller to be a true and complete copy) together with an officers' certificate stating that such financing statement(s) has been dispatched to the appropriate public filing office for filing.

            Within 45 days after the Closing Date, the Servicer shall have completed each Assignment of Mortgage and Assignment of Leases, if any, originally assigned in blank to "LaSalle Bank National Association, as Indenture Trustee, under the Indenture, dated as of March 1, 2000, Series 2000-1" and, within such period (or if later, within 30 days after its receipt of the original recorded Mortgage and intervening assignment), shall have submitted each such Assignment of Mortgage to the appropriate public recording office for recording; provided however, that the Servicer shall not be required to submit an Assignment of Mortgage for recording with respect to a Mortgaged Property, where, in the Opinion of Counsel to the Seller (which opinion shall be delivered to the Note Insurer within the 45-day or 30-day period, as applicable, specified herein), such recordation of the Assignment of Mortgage is not required (i) to effect the sale and conveyance of the Mortgage Loan by the Seller to the Issuer and the pledge thereof to LaSalle Bank National Association, as Indenture Trustee for AFC Mortgage Loan Asset Backed Notes, Series 2000-1, pursuant to and as provided in Section 2.01 hereof and the Indenture or the granting and perfecting of the security interest in the Mortgage Loan pursuant to and as provided in Section 14.15 or (ii) to defeat any ownership, security interest or other adverse claim to the Mortgage Loan by any creditor of the Seller or by any purported transferee of such Mortgage Loan in a purported transfer thereof by the Seller subsequent to such sale and conveyance. Any such Assignment of Mortgage that is not required to be recorded pursuant to this paragraph shall be delivered by the Seller to the Indenture Trustee within such 45-day period. Each such Assignment of Mortgage delivered by the Seller to the Indenture Trustee shall, subject to receipt of the original recorded Mortgage as described above, be in recordable form. Within such 45-day period, the Seller also shall deliver to the Indenture Trustee an original executed power of attorney ("Special Power of Attorney"), substantially in the form of Exhibit K, with respect to the Assignments of Mortgage that are not required to be recorded under this paragraph, authorizing the Indenture Trustee to record the Assignments of Mortgage if necessary or advisable to protect the interests of the Certificateholders and the Note Insurer.

Pursuant to such power of attorney, the Indenture Trustee also may execute a new Assignment of Mortgage for any Mortgage Loan if the original Assignment of Mortgage delivered by the Seller to the Indenture Trustee is not in recordable form at such time as the Assignment of Mortgage is to be recorded by the Indenture Trustee.

            Within 45 days after the Closing Date, the Servicer shall complete any UCC-2 or UCC-3 financing statements with respect to the Multifamily Loans, Mixed Use Loans and Commercial Loans, such that the assignee of creditor is listed as "LaSalle Bank National Association, as Indenture Trustee under the Indenture, dated as of March 1, 2000, Series 2000-1." The Seller shall no later than ten Business Days after the receipt thereof, and in any event, within one year of the Closing Date, deliver or cause to be delivered to the Indenture Trustee or the Custodian: (a) the original recorded Mortgage in those instances where a copy thereof certified by the Seller was delivered to the Indenture Trustee or the Custodian; (b) the original recorded Assignment of Mortgage from the Seller to the Indenture Trustee, which, together with any intervening assignments of Mortgage, evidences a complete chain of assignment from the originator to the Indenture Trustee in those instances where copies thereof certified by the Seller were delivered to the Indenture Trustee or the Custodian; (c) the title insurance policy required in clause (d) above; (d) the original recorded assumption and modification agreement in those instances in which a copy was delivered; (e) the original Assignment of Leases in those instances in which a copy was delivered and (f) the copy of the UCC-1 financing statement and any related continuation statements with evidence of filing thereon returned from the recording office if a copy was previously delivered as set forth in clause (iv)(B) in the second preceding paragraph. Notwithstanding anything to the contrary contained in this Section 2.04, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or the intervening assignments of the Mortgage, Assignment of Leases or assignment of Assignment of Leases after it has been recorded, the Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Indenture Trustee or the Custodian of a copy of such Mortgage, Assignment of Mortgage or intervening assignments of the Mortgage, Assignment of Leases or assignment of Assignment of Leases certified by the public recording office to be a true copy of the recorded original thereof. From time to time the Seller may forward or cause to be forwarded to the Indenture Trustee or the Custodian additional original documents evidencing an assumption or modification of a Mortgage Loan. All Mortgage Loan documents held by the Indenture Trustee or the Custodian as to each Mortgage Loan are referred to herein as the "Trustee's Mortgage File."

            All recording required pursuant to this Section 2.04 shall be accomplished by and at the expense of the Seller.

            Section 2.05 Acceptance by Indenture Trustee of the Trust Estate;
                         Certain Substitutions; Certification by Indenture Trustee.

            (a) The Indenture Trustee agrees to execute and deliver on the Closing Date and on each Subsequent Transfer Date an acknowledgment of receipt (or if a Custodian has been appointed, a receipt by the Custodian) of, for each Mortgage Loan pledged and assigned to the Trust on such date, the items listed in Section 2.04 (a) through (f) above, in the form attached as Exhibit F, and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of Trust Estate and delivered to the Indenture Trustee or the Custodian, as Indenture Trustee in trust upon and subject to the conditions set forth herein and in the Indenture for the benefit of the Noteholders. The Indenture Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of the Noteholders, to review (or cause to be reviewed) each Trustee's Mortgage File within 45 days after the Closing Date (or, with respect to any Subsequent Mortgage Loan or Qualified Substitute Mortgage Loan, within 45 days after the receipt by the Indenture Trustee or Custodian thereof) and to deliver to the Seller, the Servicer and the Note Insurer a certification in the form attached hereto as Exhibit F-1 to the effect that, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification) and except as noted therein, (i) all documents required to be delivered to it pursuant to this Agreement are in its possession or in the possession of the Custodian on its behalf (other than items listed in Section 2.04(f) above), (ii) any and all documents delivered by the Seller pursuant to
Section 2.04 above have been reviewed by it or the Custodian on its behalf and have not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by the Mortgagor) and relate to such Mortgage Loan,
(iii) based on its examination, or the examination of the Custodian on its behalf, and only as to the foregoing documents, the information set forth on the related Mortgage Loan Schedule accurately reflects the information set forth in the Trustee's Mortgage File and (iv) each Mortgage Note has been endorsed as provided in Section 2.04 above. The Indenture Trustee or Custodian shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face. Within 375 days after the Closing Date, the Indenture Trustee shall deliver (or cause to be delivered by the Custodian, if any) to the Servicer, the Seller and the Note Insurer a final certification in the form attached hereto as Exhibit G covering both the Initial Mortgage Loans and all Subsequent Mortgage Loans evidencing the completeness of the Trustee's Mortgage Files (other than items listed in Section 2.04(f) above). Following delivery of the Final Certification, the Indenture Trustee shall (or cause the Custodian to) provide to the Note Insurer, the Seller and the Servicer no less frequently than quarterly, and the Servicer shall provide to the Note Insurer, no less frequently than quarterly, updated certifications indicating the then current status of exceptions, until all such exceptions have been eliminated.

            (b) If the Note Insurer, the Indenture Trustee or the Custodian, if any, on the Indenture Trustee's behalf during the process of reviewing the Trustee's Mortgage Files finds any document constituting a part of a Trustee's Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the related Mortgage Loan Schedule, or does not conform to the requirements of Section 2.04 above or the description thereof as set forth in the related Mortgage Loan Schedule, the Indenture Trustee, the Note Insurer or the Custodian (pursuant to the Custodial Agreement), as applicable, shall promptly so notify the Servicer, the Seller, the Note Insurer, the Custodian and the Indenture Trustee. In performing any such review, the Indenture Trustee may conclusively rely on the Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Indenture Trustee's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.04 above (other than the items listed in Section 2.04(f) above) have been received and further confirming that any and all documents delivered pursuant to such Section
2.04 have been executed and relate to the Mortgage Loans identified in the related Mortgage Loan Schedule. The Indenture Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Seller agrees to use reasonable efforts to remedy a material defect in a document constituting part of a Trustee's Mortgage File of which it is so notified by the Indenture Trustee. If, however, within 60 days after the Indenture Trustee's or Custodian's notice to it respecting such defect the Seller has not remedied the defect and the defect materially and adversely affects the interest of the Noteholders in the related Mortgage Loan or the interests of the Note Insurer, the Seller will on the Determination Date next succeeding the end of such 60 day period (i) substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan in the manner and subject to the conditions set forth in Section 3.03 or (ii) purchase such Mortgage Loan at a purchase price equal to the outstanding Principal Balance of such Mortgage Loan on the date of purchase (excluding the principal balance of any related Permanent Buydown Companion Loan), plus all accrued and unpaid interest on such Mortgage Loan to but not including the Due Date in the Due Period most recently ended prior to such Determination Date computed at the Mortgage Rate plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan, which purchase price shall be deposited in the Principal and Interest Account (after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan and being held in the related Principal and Interest Account for future distribution to the extent such amounts represent recoveries of principal not yet applied to reduce the related Principal Balance or interest (net of the Servicing Fee) for the period from and after the Due Date in the Due Period most recently ended prior to such Determination Date). For purposes of calculating the Available Remittance Amount for any Payment Date, amounts paid by the Seller pursuant to this Section 2.05 in connection with the repurchase or substitution of any Mortgage Loan that are on deposit in the related Principal and Interest Account as of the Determination Date for such Payment Date shall be deemed to have been paid during the related Due Period and shall be transferred to the related Note Distribution Account pursuant to
Section 5.04(i) on the Determination Date for such Payment Date.

            (c) Upon receipt by the Indenture Trustee of a certification of a Servicing Officer of the Servicer of such substitution or purchase and the deposit of the amounts described above in the related Principal and Interest Account (which certification shall be in the form of Exhibit I), the Indenture Trustee shall release (or cause to be released) to the Servicer for release to the Seller the related Trustee's Mortgage File and shall execute, without recourse, representation or warranty, and deliver such instruments of transfer presented to it by the Servicer as shall be necessary to transfer such Mortgage Loan to the Seller.

            On the Payment Date in January of each year, the Indenture Trustee or the Custodian, if any, shall deliver to the Seller, the Servicer and the Note Insurer a certification detailing all releases with respect to the Mortgage Loans for which the Indenture Trustee or the Custodian holds a Trustee's Mortgage File pursuant to this Agreement. Such certification shall be limited to a list of all Trustee's Mortgage Files which were released by or returned to the Indenture Trustee or the Custodian during the prior calendar year, the date of such release or return, the reason for such release or return, and the Person to whom the Trustee's Mortgage File was released and the Person who returned the Trustee's Mortgage File.

            Section 2.06 [Reserved]

            Section 2.07 [Reserved.]

            Section 2.08 Fees and Expenses of the Indenture Trustee .

            Subject to Section 12.01 hereof, the fees and expenses of the Indenture Trustee hereunder including (i) the annual fees of the Indenture Trustee, payable annually in advance beginning on the Closing Date and on each anniversary thereof, (ii) any other fees, expenses, disbursements and advances to which the Indenture Trustee is entitled, and (iii) reimbursements to the Servicer for any advances made by the Servicer to the related Trustee Expense Account pursuant to Section 6.03, shall be paid from the related Trustee Expense Account in the manner set forth in Section 6.03; provided, however, that the Seller shall be liable for any expenses of the Trust incurred prior to the Closing Date. The fees due to the Indenture Trustee on the Closing Date pursuant to Section 2.08(i) above shall be paid by the Seller on the Closing Date from its own funds.

            Section 2.09 Application of Principal and Interest.

            In the event that Net Liquidation Proceeds or Insurance Proceeds on a Liquidated Mortgage Loan are less than the related Principal Balance plus accrued interest thereon, or any Mortgagor makes a partial payment of any Monthly Payment due on a Mortgage Loan, such Net Liquidation Proceeds, Insurance Proceeds or partial payment shall be applied to payment of the related Mortgage Note as provided therein, and if not so provided or if the related Mortgaged Property has become an REO Property, first to interest accrued at the related Mortgage Rate and then to principal.

            Section 2.10 Conveyance of the Subsequent Mortgage Loans.

            (a) Subject to the conditions set forth in paragraph (b) below in consideration of the Indenture Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Seller of all or a portion of the balance of funds in the related Pre-Funding Account with respect to each Group, the Seller shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey without recourse to the Indenture Trustee but subject to the subordination described above in Section 2.01(b) above and the other terms and provisions of this Agreement all of the right, title and interest of the Seller in and to (i) the Subsequent Mortgage Loans identified on the related Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument, delivered by the Seller on such Subsequent Transfer Date, excepting the Depositor's Yield, (ii) principal received and interest accruing on the Subsequent Mortgage Loans after the related Subsequent Cut-off Date and (iii) all items with respect to such Subsequent Mortgage Loans to be delivered pursuant to Section 2.04 above and the other items in the related Mortgage Files; provided, however, that the Seller reserves and retains all right, title and interest in and to principal (including Prepayments, Curtailments and Excess Payments) received and interest accruing on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The transfer to the Issuer by the Seller of the Subsequent Mortgage Loans identified on the related Mortgage Loan Schedule shall be absolute and is intended by the Seller, the Servicer, the Trust and the Noteholders to constitute and to be treated as a sale of the Subsequent Mortgage Loans by the Seller to the Issuer.

            On any Subsequent Transfer Date, the purchase price paid by the Issuer from amounts released from the related Pre-Funding Account shall be one-hundred percent (100%) of the aggregate principal balances of the related Subsequent Mortgage Loans, other than the Permanent Buydown Companion Loans, so transferred.

            (b) The Seller shall transfer to the Indenture Trustee as assignee and pledgee of the Issuer the Subsequent Mortgage Loans and the other property and rights related thereto described in Section 2.10 (a) above, and the Indenture Trustee shall release funds from the related Pre-Funding Account, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

            (i) except with respect to the first conveyance of Subsequent Mortgage Loans to the Issuer, the Seller shall have provided the Indenture Trustee and the Note Insurer with a timely Addition Notice and shall have provided any information reasonably requested by the Indenture Trustee or the Note Insurer with respect to the Subsequent Mortgage Loans;

            (ii) the Seller shall have delivered to the Indenture Trustee a duly executed Subsequent Transfer Instrument, which shall include a Mortgage Loan Schedule, listing the Subsequent Mortgage Loans;

            (iii) as of each Subsequent Transfer Date, the Seller shall not be insolvent nor shall it have been made insolvent by such transfer nor shall it be aware of any pending insolvency;

            (iv) such sale and transfer shall not result in a material adverse tax consequence to the Trust or the Noteholders or the Certificateholders;

            (v) the Funding Period shall not have terminated;

            (vi) the Seller shall have provided to the Note Insurer at least five (5) Business Days prior to the Subsequent Transfer Date, (a) a data tape (in electronic format acceptable to the

      Note Insurer) containing such loan level information with respect to the Subsequent Mortgage Loans as reasonably requested by the Note Insurer, and
      (b) copies of such mortgage loan documents relating to the Subsequent Mortgage Loans as reasonably requested by the Note Insurer and the Note Insurer has consented in writing to such addition;

            (vii) the Seller shall have confirmed the satisfaction of each condition precedent and representations specified in this Section 2.10(b), and Section 2.10(c) with respect to Group 1 and Section 2.10(d) with respect to Group 2 below in the related Subsequent Transfer Instrument;

            (viii) the Seller shall have delivered to the Indenture Trustee and the Note Insurer Opinions of Counsel addressed to the Note Insurer, the Rating Agencies and the Indenture Trustee with respect to the transfer of the Subsequent Mortgage Loans substantially in the form of the Opinions of Counsel delivered to the Note Insurer and the Indenture Trustee on the Closing Date regarding certain bankruptcy and corporate matters;

            (ix) the Indenture Trustee shall have delivered to the Note Insurer and the Seller an Opinion of Counsel addressed to the Seller, the Rating Agencies and the Note Insurer with respect to the Subsequent Transfer Instrument substantially in the form of the Opinion of Counsel delivered to the Note Insurer and the Seller on the Closing Date regarding certain corporate matters relating to the Indenture Trustee; and

            (x) the Issuer shall have delivered to the Indenture Trustee, the
      Note Insurer and the Seller an Opinion of Counsel addressed to the Trustee, the Note Insurer, the Seller and the Rating Agencies with respect to the Subsequent Transfer Instrument substantially in the form of the Opinion of Counsel delivered to such parties on the Closing Date regarding certain corporate matters relating to the Issuer.

            (c) Any conveyance of Group 1 Subsequent Mortgage Loans on a Subsequent Transfer Date is subject to the following representations and warranties of the Seller: (i) each such Subsequent Mortgage Loan must satisfy the representations and warranties specified in the Subsequent Transfer Instrument and this Agreement; (ii) the Seller will not select such Subsequent Mortgage Loans in a manner that it believes is adverse to the interests of the Noteholders or Certificateholders; (iii) the Seller will deliver certain opinions of counsel with respect to the validity of the conveyance of such Subsequent Mortgage Loans; and (iv) as of the respective Subsequent Cut-off Date, the Group 1 Subsequent Mortgage Loans will satisfy the following criteria:
(A) such Subsequent Mortgage Loan may not be contractually delinquent for two or more consecutive payments as of the related Subsequent Cut-off Date; (B) the original term to maturity of such Subsequent Mortgage Loan will not be less than 60 months and will not exceed 360 months; (C) such Subsequent Mortgage Loan may not provide for negative amortization; (D) such Subsequent Mortgage Loan (other than a Permanent Buydown Companion Loan) will have a Mortgage Rate not less than 6% per annum; (E) such Subsequent Mortgage Loan will be underwritten in accordance with the criteria set forth under "The Seller--Underwriting Criteria--Group 1" in the Prospectus;

(F) such Subsequent Mortgage Loan will have been serviced by the Servicer since origination or purchase by the Seller; (G) such Subsequent Mortgage Loan will not have a Combined Loan-to-Value Ratio (excluding any Permanent Buydown Companion Loan) greater than 95%; (H) such Subsequent Mortgage Loans will have, as of the end of the Funding Period, a weighted average number of months since origination of not over 4 months; and (I) no Subsequent Mortgage Loan will have a first payment date later than August 1, 2000.

            In addition, following the purchase of any Group 1 Subsequent Mortgage Loan by the Issuer, the Group 1 Mortgage Loans (including the Group 1 Subsequent Mortgage Loans but excluding the Permanent Buydown Companion Loans) as of the end of the Funding Period will: (i) have a weighted average Mortgage Rate of at least 10%; (ii) have a weighted average remaining term to stated maturity of not more than 290 months and not less than 195 months; (iii) have a weighted average Combined Loan-to-Value Ratio of not more than 80%; (iv) have not in excess of 35% by aggregate principal balance of Group 1 Mortgage Loans that are Balloon Mortgage Loans; (v) have no Group 1 Mortgage Loan with a principal balance in excess of $995,000; (vi) not have in excess of 11% by aggregate principal balance of Group 1 Mortgage Loans secured by non-owner occupied Mortgaged Properties; (vii) not have a concentration of Mortgaged Properties in a single zip code in excess of 2% by aggregate principal balance of Group 1 Mortgage Loans; (viii) not have in excess of 3% by aggregate principal balance of Group 1 Mortgage Loans secured by Mortgaged Properties that are condominiums; (ix) have at least 79% by aggregate principal balance of Group 1 Mortgage Loans secured by fee simple interests in attached or detached Single Family Properties; (x) not have in excess of 5% by aggregate principal balance of Group 1 Mortgage Loans secured by Multifamily Properties and Mixed Use Properties; (xi) not have in excess of 15% by aggregate principal balance of Group 1 Mortgage Loans secured by Manufactured Homes; (xii) not have in excess of 2% of Group 1 Mortgage Loans secured by Commercial Properties and (xiii) not have in excess of 28.14% by aggregate principal balance of Group 1 Mortgage Loans secured by second liens on the related Mortgaged Property. In the sole discretion of the Note Insurer, Group 1 Subsequent Mortgage Loans with characteristics varying from those set forth in this paragraph may be purchased by the Issuer; provided, however, that the addition of such Mortgage Loans will not materially affect the aggregate characteristics of Group 1.

            (d) Any conveyance of Group 2 Subsequent Mortgage Loans on a Subsequent Transfer Date is subject to the following representations and warranties of the Seller: (i) each Subsequent Mortgage Loan must satisfy the representations and warranties specified in the Subsequent Transfer Instrument and this Agreement; (ii) the Seller will not select such Subsequent Mortgage Loans in a manner that it believes is adverse to the interests of the Noteholders or Certificateholders; (iii) the Seller will deliver certain opinions of counsel with respect to the validity of the conveyance of such Subsequent Mortgage Loans; (iv) as of the respective Subsequent Cut-off Date the Group 2 Subsequent Mortgage Loans will satisfy the following criteria: (A) such Group 2 Subsequent Mortgage Loan may not be contractually delinquent for two or more consecutive payments as of the related Subsequent Cut-off Date; (B) the original term to maturity of such Subsequent Mortgage Loan will not be less than 120 months and will not exceed 360 months; (C) such Subsequent Mortgage Loan may not provide for negative amortization; (D) such Subsequent

Mortgage Loan will have a Gross Margin not less than 3% per annum; (E) such Subsequent Mortgage Loan will be underwritten in accordance with the criteria set forth under "The Seller--Underwriting Criteria--Group 2" in the Prospectus;
(F) such Subsequent Mortgage Loan will have been serviced by the Servicer since origination or purchase by the Seller; (G) such Subsequent Mortgage Loan will not have a Loan-to-Value Ratio greater than 90%; (H) such Subsequent Mortgage Loan will have a Maximum Mortgage Rate not less than 12%; (I) such Subsequent Mortgage Loans will have, as of the end of the Group 2 Funding Period, a weighted average number of months since origination of not over 4 months; and
(J) no Subsequent Mortgage Loan will have a first payment date later than August 1, 2000.

            In addition, following the purchase of any Group 2 Subsequent Mortgage Loan by the Issuer, the Group 2 Mortgage Loans (including the Group 2 Subsequent Mortgage Loans) as of the end of the Funding Period will: (i) have a weighted average Gross Margin of at least 6.250% and a weighted average coupon of at least 10.750% per annum; (ii) have a weighted average remaining term to stated maturity of not more than 360 months and not less than 300 months; (iii) have a weighted average Loan-to-Value Ratio of not more than 82%; (iv) have no Group 2 Mortgage Loan with a principal balance in excess of $995,000; (v) not have in excess of 8% by aggregate principal balance of Group 2 Mortgage Loans secured by non-owner occupied Mortgaged Properties; (vi) not have a concentration of Mortgaged Properties in a single zip code in excess of 2% by aggregate principal balance of Group 2 Mortgage Loans; (vii) not have in excess of 4% by aggregate principal balance of Group 2 Mortgage Loans secured by Mortgaged Properties that are condominiums; (viii) have at least 82% by aggregate principal balance of Group 2 Mortgage Loans secured by fee simple interests in attached or detached Single Family Properties; (ix) not be secured by Multifamily Properties; (x) not be secured by Mixed Use Properties; (xi) not be secured by Commercial Properties; (xii) not have in excess of 15% of Group 2 Mortgage Loans secured by Manufactured Homes; and (xiii) be secured by a first priority lien on the related Mortgaged Property. In the sole discretion of the
Note Insurer, Group 2 Subsequent Mortgage Loans with characteristics varying from those set forth in this paragraph may be purchased by the Issuer; provided, however, that the addition of such Group 2 Mortgage Loans will not materially affect the aggregate characteristics of Group 2.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

            Section 3.01 Representations of the Seller.

            The Seller hereby represents and warrants to the Issuer, the Note Insurer, the Indenture Trustee, the Noteholders and the Certificateholders as of the Closing Date:

            (a) The Seller is a federally chartered stock savings bank, duly organized, validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state in which a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller and perform its obligations as Seller hereunder; the Seller has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; this Agreement evidences the valid, binding and enforceable obligation of the Seller; all requisite action has been taken by the Seller to make this Agreement valid, binding and enforceable upon the Seller in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity; and the chief executive office and principal place of business of the Seller is located in the county of DuPage in the state of Illinois;

            (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Seller makes no such representation or warranty), that are necessary in connection with the purchase and sale of the Certificates and the execution and delivery by the Seller of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of the Seller and the performance by the Seller of its obligations as Seller or Servicer under this Agreement and such of the other documents to which it is a party;

            (c) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the charter or by-laws of the Seller or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Seller or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject;

            (d) Neither this Agreement nor the Prospectus nor any statement, report or other document prepared by the Seller and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

            (e) There is no action, suit, proceeding or investigation pending or, to the best of the Seller's knowledge, threatened against the Seller which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement;

            (f) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder;

            (g) Upon the receipt of each Trustee's Mortgage File by the Indenture Trustee under this Agreement, the Issuer will have good title to each Mortgage Loan (other than the Depositor's Yield and amounts received on or after the Cut-off Date in the case of Initial Mortgage Loans or on or after a Subsequent Cut-off Date in the case of Subsequent Mortgage Loans in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date or prior to the Subsequent Cut-off Date, as the case may be) and such other items comprising the corpus of the Trust free and clear of any lien (other than liens which will be simultaneously released);

            (h) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

            (i) The origination and collection practices used by the Seller with respect to each Mortgage Note and Mortgage have been in all material respects legal, proper, prudent and customary in the first and second mortgage origination and servicing business with respect to Group 1, and legal, proper, prudent and customary in the first mortgage origination and servicing business with respect to Group 2; and

            (j) Considering the size of each Pre-Funding Account and the frequency of prepayments, defaults, "fall-out" due to the borrower choosing another lender or exercising its right of rescission, defective documentation and other circumstances that would disqualify a mortgage loan from being purchased as a Subsequent Mortgage Loan hereunder, the mortgage loans listed on each Proposed Subsequent Mortgage Loan Schedule do not represent an unreasonably large pool of mortgage loans from which to obtain the majority of the related Subsequent Mortgage Loans.

            Section 3.02 Individual Mortgage Loans.

            (a) With respect to the Mortgage Loans, the Seller hereby represents and warrants to the Issuer, the Note Insurer, the Indenture Trustee, the Noteholders and the Certificateholders, with respect to each Initial Mortgage Loan as of the Closing Date, and with respect to each Subsequent Mortgage Loan, as of the related Subsequent Transfer Date the following, subject to Section 2.10(c) and 2.10(d) above and modified to the extent stated therein in the case of Subsequent Mortgage Loans:

                  (i) The information with respect to each Mortgage Loan set forth in the related Mortgage Loan Schedule is true and correct;

                  (ii) All of the original or certified documentation required to be delivered by the Seller to the Indenture Trustee or to the Custodian on the Closing Date or a Subsequent Transfer Date or as otherwise provided in
Section 2.04 above has or will be so delivered as provided;

                  (iii) Each Mortgaged Property is improved by a Single Family Property, Multifamily Property, Mixed Use Property or Commercial Property, which, to the best of the Seller's knowledge, does not include cooperatives and does not constitute other than real property under state law;

                  (iv) Each Mortgage Loan is being serviced by the Servicer or one or more Subservicers;

                  (v) Except with respect to liens released immediately prior to the transfer herein contemplated, immediately prior to the transfer and assignment herein contemplated, the Seller held good and indefeasible title to, and was the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others; and immediately upon the transfer and assignment herein contemplated, the Issuer will hold good and indefeasible title to, and be the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others;

                  (vi) There is no delinquent tax or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of material damage and is in average repair;

                  (vii) The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                  (viii) There is no mechanics' lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in Section 3.02(a)(x) below;

                  (ix) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity and disclosure laws;

                  (x) With respect to each Mortgage Loan, a written commitment for a lender's title insurance policy, issued in standard American Land Title Association or California Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, together with a condominium endorsement or a manufactured housing unit (American Land Title Association 7) endorsement (stating that the insurer agrees that the related manufactured housing unit is included with the term "land" when used in the title policy), if applicable, in an amount at least equal to the original Principal Balance of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first or second mortgage lien of record with respect to Group 1, or a valid first mortgage lien of record with respect to Group 2, on the real property described in the Mortgage, subject only to exceptions of the character referred to in
Section 3.02(b)(iii) and (c)(ii), as applicable, was effective on the date of the origination of such Mortgage Loan, and, as of the Closing Date, such commitment will be valid and thereafter the policy issued pursuant to such commitment shall continue in full force and effect. With respect to each Mortgage Loan, the mortgagee is the sole named insured of such mortgage title insurance policy, and such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Issuer upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the mortgagee, has done, by act or omission, anything that would impair the coverage of such mortgage title insurance policy;

                  (xi) The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in Sections 5.07 and 5.08;

                  (xii) A flood insurance policy is in effect with respect to each Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Sections 5.07 or 5.08, if and to the extent required by such Section 5.07 or 5.08;

                  (xiii) Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan had full legal capacity to execute all Mortgage Loan documents and convey the estate therein purported to be conveyed;

                  (xiv) The Seller has caused or will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Issuer in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Issuer;

                  (xv) The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded or is in the process of being recorded, if necessary, to protect the interest of the Noteholders and Certificateholders and which has been or will be delivered to the Indenture Trustee or the Custodian. The substance of any such alteration or modification is reflected on the related Mortgage Loan Schedule. Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller (or, subject to Section 2.04 above, are in the process of being recorded, or are, in the Opinion of Counsel to the Seller, not required to be recorded);

                  (xvi) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part;

                  (xvii) There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Except for payments in the nature of escrow payments, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest;

                  (xviii) There is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

                  (xix) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

                  (xx) To the best of the Seller's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

                  (xxi) The proceeds of the Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording the Mortgage Loans were paid;

                  (xxii) Except with respect to certain of the Multifamily Loans, Mixed Use Loans and Commercial Loans, the related Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and, in the case of such Multifamily Loans, Mixed Use Loans and Commercial Loans, the related Assignment of Leases and UCC financing statements, if any;

                  (xxiii) There is no obligation on the part of the Seller or any other party to make payments in addition to those made by the Mortgagor;

                  (xxiv) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Issuer to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  (xxv) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature. No Mortgage Loan provides for negative amortization. Except with respect to Deferred Payment Loans, no Mortgage Loan provides for deferred interest. No Group 2 Mortgage Loan requires or permits the Mortgagor to convert the Mortgage Rate to a fixed rate;

                  (xxvi) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state so as to require qualification or licensing;

                  (xxvii) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

                  (xxviii) Any future advances made prior to (and excluding) the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Servicer to make future advances to the Mortgagor at the option of the Mortgagor;

                  (xxix) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage except as set forth in the Prospectus;

                  (xxx) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Servicer nor the Seller has waived any default, breach, violation or event of acceleration;

                  (xxxi) All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

                  (xxxii) All amounts received after the Cut-off Date with respect to the Mortgage Loans (other than the Depositor's Yield, and amounts in respect of interest accrued on the

Mortgage Loans on or prior to the Cut-off Date) have been deposited into the Principal and Interest Account and are, as of the Closing Date, in the Principal and Interest Account;

                  (xxxiii) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus;

                  (xxxiv) The Mortgage Loans were not selected by the Seller for inclusion in the Trust on any basis intended to adversely affect the Trust;

                  (xxxv) A full appraisal was performed in connection with each Mortgaged Property;

                  (xxxvi) As of the Cut-off Date, the Seller does not know or have reason to know of any circumstances that would cause any Mortgagor to default under its Mortgage Loan or the related Mortgage Note;

                  (xxxvii) As of the Cut-off Date, with respect to any Mortgaged Property, the Seller has no actual knowledge that there exist any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in CERCLA, or other federal, state or local environmental legislation;

                  (xxxviii) With respect to each Mortgaged Property subject to a land trust (a "Land Trust Mortgage") (i) a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named as such in the land trust agreement and such trustee is named in the Land Trust Mortgage as Mortgagor; (ii) all fees and expenses of the land trustee which have previously become due on owing have been paid and no fees or expenses are or will become payable by the Noteholders, the Certificateholders or the Trust to the land trustee under the land trust agreement; (iii) the beneficiary is solely obligated to pay any fees and expenses of the land trustee and the priority of the lien of the Land Trust Mortgage is not and will not be primed by the land trustee; (iv) if the Mortgaged Property is owner-occupied, the Mortgaged Property is occupied by the beneficiary under the land trust agreement and, if such land trust agreement terminates, the beneficiary will become the owner of the Mortgaged Property; (v) the beneficiary is obligated to make payments under the Note and will have personal liability for deficiency judgments to the extent permitted by law; (vi) the Land Trust Mortgages were made in compliance with their respective land trust agreements, were validly entered into by their respective land trust trustee and did not, do not currently, and will not in the future, violate any provision of their respective land trust agreement, nor any agreement between or amongst the beneficiaries of any one land trust; (vii) the Land Trust Mortgages are the first (or in the case of Group 1, first or second) liens on the Mortgaged Properties; no liens are in place against the beneficial interests, or any part thereof of any Land Trust Mortgage or collateral assignment of beneficial interest, which liens are superior to the interest held by the Seller; and the beneficial interest, or any part thereof, of any Land Trust Mortgage or collateral assignment of beneficial interest has not been pledged as security for any other debt; and the land trust trustee is forbidden, pursuant to a written agreement between the land trust trustee and the

Mortgagee, from using the land trust property, or any part, as security for any other debt until the expiration date of its respective Note; and (viii) the terms and conditions of the land trust agreement do not prevent the free and absolute marketability of the Mortgaged Property. As of the Cut-off Date, the Principal Balance of Land Trust Mortgage Loans with related Mortgaged Properties subject to land trusts does not exceed 20% of the Original Pool Principal Balance;

                  (xxxix) As of the Cut-off Date, no more than 5% of the Original Pool Principal Balance are Mortgaged Properties located in Maryland subject to ground leases;

                  (xl) Each of the Manufactured Homes is a "single residence" which has a minimum of 784 square feet of living space and a minimum of 14 feet wide by 56 feet in length and which is of a kind customarily used at a fixed location;

                  (xli) Each Manufactured Home Loan is, and at all times shall be, secured by a first lien on the related Manufactured Home; and

                  (xlii) With respect to the Manufactured Home Mortgage Loans identified on Exhibit W attached hereto or on an attachment to a Subsequent Transfer Instrument ("Subject Manufactured Home Loans"), (A) such Mortgage Loans are the only Manufactured Home Mortgage Loans acquired by the Seller from the related brokers, (B) as of the related Cut-off Date, each such Mortgage Loan is current with respect to Monthly Payments and (C) such Mortgage Loans (including any such Mortgage Loans which are Subsequent Mortgage Loans) represent no more than approximately 0.5% of the sum of the Original Pool Principal Balance and the Original Pre-Funded Amount.

            (b) With respect to the Group 1 Mortgage Loans, the Seller hereby represents and warrants to the Issuer, the Note Insurer, the Indenture Trustee, the Noteholders and the Certificateholders, with respect to each Group 1 Initial Mortgage Loan, as of the Closing Date, and with respect to each Group 1 Subsequent Mortgage Loan, as of the related Subsequent Transfer Date the following, subject to Section 2.10(c) above and modified to the extent stated therein in the case of Group 1 Subsequent Mortgage Loans:

                  (i) The Mortgage Note related to each Mortgage Loan bears a fixed Mortgage Rate;

                  (ii) Approximately 31.03% of the Original Group 1 Principal Balance are balloon loans which provide for a final Monthly Payment substantially greater than the preceding Monthly Payments. All of such balloon loans provide for Monthly Payments based on a 30-year amortization schedule with a final balloon payment at the end of the 15th year. Mortgage Loans constituting approximately 6.73% of the Original Group 1 Principal Balance are Periodic Payment Loans. Mortgage Loans constituting approximately 7.64% of the Original Group 1 Principal Balance are Mortgage Loans for which the related Mortgagor has been provided 26, 52 or 65 payment vouchers, at origination of each such Mortgage Loan. Such payment vouchers may be used at the option of the related Mortgagor at any time during the life of the related Mortgage Loan to defer the payment of the principal portion of the corresponding payment and pay only the interest portion due on such payment date. Each other Mortgage Note will provide for a schedule of substantially equal Monthly Payments which are, if timely paid, sufficient to fully amortize the principal balance of such Mortgage Note on or before its maturity date. Approximately 4.62% of the Group 1 Principal Balance are Permanent Buydown Loans.

                  (iii) Each Mortgage is a valid and subsisting first or second lien of record on the Mortgaged Property subject, in the case of any second Mortgage Loan, only to a First Lien on such Mortgaged Property and subject in all cases to the exceptions to title set forth in the title insurance policy, with respect to the related Mortgage Loan, which exceptions are generally acceptable to second mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

                  (iv) With respect to each Mortgage Loan secured by a second priority lien, the related First Lien requires equal monthly payments, or if it bears an adjustable interest rate, the monthly payments for the related First Lien may be adjusted no more frequently than monthly; with respect to substantially all of the Mortgage Loans secured by a second priority lien, at the time of the origination of the Mortgage Loan the related First Lien was at least 12 months old and at least 12 Monthly Payments had been made by the Mortgagor;

                  (v) Either (a) no consent for the Mortgage Loan is required by the holder of the related First Lien or (b) such consent has been obtained and is contained in the Mortgage File;

                  (vi) With respect to any First Lien that provides for negative amortization or deferred interest, the balance of such First Lien used to calculate the CLTV for the Mortgage Loan is based on the maximum amount of negative amortization or deferred interest possible under such First Lien;

                  (vii) The maturity date of each Mortgage Loan secured by a second priority lien is prior to the maturity date of the related First Lien if such First Lien provides for a balloon payment;

                  (viii) Approximately 76.46% of the Original Group 1 Principal Balance was originated and underwritten by the Seller and the remainder of the Mortgage Loans were purchased and re-underwritten by the Seller in accordance with the underwriting criteria set forth in the Prospectus;

                  (ix) The Mortgage Rate for each Group 1 Initial Mortgage Loan (other than a Permanent Buydown Companion Loan) as of the Cut-off Date is not less than approximately 7.880% and not more than approximately 15.500%;

                  (x) As of the Cut-off Date, none of the Group 1 Mortgage Loans were contractually delinquent for two or more payments. Six of the Group 1 Mortgage Loans have been contractually delinquent for two consecutive payments on an occasion prior to the Cut-off Date;

                  (xi) No more than approximately 0.83% of the Original Group 1 Principal Balance is secured by Mortgaged Properties located within any single zip code area;

                  (xii) Approximately 92.46% of the Group 1 Original Principal Balance is secured by Mortgaged Properties that are maintained by the Mortgagors as primary residences, approximately 1.01% of the Original Group 1 Principal Balance is secured by Mortgaged Properties that are maintained by the Mortgagors as second homes, and approximately 93.47% of the Original Group 1 Principal Balance is secured by Owner-Occupied Mortgaged Property. Approximately 16.05% of the Original Group 1 Principal Balance is secured by investor properties;

                  (xiii) Approximately 68.06% of the Original Group 1 Principal Balance is secured by attached or detached one-family dwelling units (not including Manufactured Homes). Approximately 1.37% of the Original Group 1 Principal Balance is secured by units in condominiums. Approximately 14.82% of the Original Group 1 Principal Balance is secured by Manufactured Homes. No more than approximately 9.97% of the Original Group 1 Principal Balance is secured by units in properties consisting of two- to four-family dwelling units. Approximately 2.16% of the Original Group 1 Principal Balance is secured by units in a planned unit development. Approximately 2.08% of the Original Group 1 Principal Balance is secured by Multifamily Properties, and no more than approximately 1.54% of the Original Group 1 Principal Balance is secured by Mixed Use Properties. None of the Original Group 1 Principal Balance is secured by Commercial Properties;

                  (xiv) Not more than 0.24% of the Group 1 Initial Mortgage Loans, by Original Group 1 Principal Balance, provide that the mortgage rate stated in the related mortgage note will be reduced by 2% during the first twelve month period of the loan, and reduced by 1% during the second twelve month period of the loan, after which such stated mortgage rate will apply;

                  (xv) Not more than 12.23% of the Group 1 Initial Mortgage Loans, by Original Group 1 Principal Balance, are Section 32 Loans. All notices required to be delivered to the related Mortgagor pursuant to the Home Ownership and Equity Protection Act of 1994 ("HOEPA") have been delivered with respect to each Section 32 Loan and all other requirements of HOEPA have been complied with for each Section 32 Loan; and

                  (xvi) Not more than 28.14% of the Group 1 Initial Mortgage Loans, by Original Group 1 Principal Balance are loans secured by a second priority lien on the related Mortgaged Property.

            (c) With respect to the Group 2 Mortgage Loans, the Seller hereby represents and warrants to the Issuer, the Note Insurer, the Indenture Trustee, the Noteholders and the

Certificateholders, with respect to each Group 2 Initial Mortgage Loan, as of the Closing Date, and with respect to each Group 2 Subsequent Mortgage Loan, as of the related Subsequent Transfer Date the following, subject to Section 2.10(d) above and modified to the extent stated therein in the case of Group 2 Subsequent Mortgage Loans; provided, however, that in the case of the Subsequent Mortgage Loans, reference to the "Original Group 2 Principal Balance" and percentages thereof shall not apply:

                  (i) None of the Mortgage Loans are balloon loans. 100% of the Original Group 2 Principal Balance is subject to the Index. With respect to each Mortgage Loan on each Adjustment Date, the Mortgage Rate will be adjusted to equal the related Index plus the Gross Margin, rounded to the nearest 0.125%, subject to the related Periodic Rate Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate. Under each Mortgage Note, interest is payable in arrears. The Mortgage Loans have a Mortgage Rate subject to annual or semiannual adjustment after an initial six-month, twenty-four month or thirty-six month period. Each Mortgage Loan has an original term to maturity which will not be less than 120 months and will not exceed 360 months;

                  (ii) Each Mortgage is a valid and subsisting first lien of record on the Mortgaged Property subject in all cases to the exceptions to title set forth in the title insurance policy, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

                  (iii) With respect to each Mortgage Loan, no loan junior in lien priority to such Mortgage Loan and secured by the related Mortgaged Property was originated by the Seller at the time of origination of such Mortgage Loan;

                  (iv) The Gross Margins on the Mortgage Loans range from approximately 2.750% to 10.000% and the weighted average Gross Margin as of the Cut-off Date is approximately 6.596% per annum;

                  (v) Approximately 63.60% of the Original Group 2 Principal Balance were originated and underwritten by the Seller and the remainder of the Mortgage Loans were purchased and re-underwritten by the Seller in accordance with the underwriting criteria set forth in the Prospectus;

                  (vi) The Mortgage Rates borne by the Mortgage Loans as of the Cut-off Date range from 7.625% per annum to 14.125% per annum and the weighted average Mortgage Rate as of the Cut-off Date is 11.155% per annum;

                  (vii) Each Mortgage Loan that was originated on or after June 3, 1998, has an initial or next Adjustment Date no later than March 1, 2003;

                  (viii) Each Mortgage Loan bears interest based on a 360-day year consisting of twelve 30-day months;

                  (ix) As of the Cut-off Date, no payment on any Group 2 Mortgage Loan is delinquent for one or more consecutive payments. Except with respect to three of the Group 2 Mortgage Loans, none of the Group 2 Mortgage Loans have been delinquent with respect to one payment on any occasion prior to the Cut-off Date;

                  (x) No more than approximately 1.13% of the Original Group 2 Principal Balance is secured by Mortgaged Properties located within any single zip code area;

                  (xi) Approximately 97.51% of the Original Group 2 Principal Balance is secured by Mortgaged Properties that are maintained by the Mortgagors as primary residences, 0.11% of the Group 2 Mortgage Loans are secured by Mortgaged Properties that are maintained by the Mortgagors as second homes, and approximately 97.62% of the Original Group 2 Principal Balance is secured by Owner Occupied Mortgaged Property;

                  (xii) Approximately 71.53% of the Original Group 2 Principal Balance is secured by attached or detached one-family dwelling units (not including Manufactured Homes). Approximately 1.80% of the Original Group 2 Principal Balance is secured by units in condominiums. No more than approximately 12.74% of the Original Group 2 Principal Balance is secured by units in properties consisting of two- to four-family dwelling units. Approximately 1.64% of the Original Group 2 Principal Balance is secured by units in planned unit developments. Approximately 12.29% of the Original Group 2 Principal Balance is secured by Manufactured Homes. Approximately 13.92% of the Original Group 2 Principal Balance is secured by investor properties. None of the Group 2 Mortgage Loans are secured by Multifamily Properties, Mixed Use Properties or Commercial Properties;

                  (xiii) Not more than 0.83% of the Group 2 Initial Mortgage Loans, by Original Group 2 Principal Balance, provide that the mortgage rate stated in the related mortgage note will be reduced by 2% during the first twelve month period of the loan and reduced by 1% during the second twelve month period of the loan, after which such stated mortgage rate will apply;

                  (xiv) Not more than 1.12% of the Group 2 Initial Mortgage Loans, by Original Group 2 Principal Balance, are Section 32 Loans. All notices required to be delivered to the related Mortgagor pursuant to HOEPA have been delivered with respect to each Section 32 Loan and all other requirements of HOEPA have been complied with for each Section 32 Loan.

            (d) With respect to the Permanent Buydown Companion Loans included in the Group 1 Mortgage Loans, the Seller hereby represents and warrants to the Issuer, the Note Insurer, the Indenture Trustee, the Noteholders and the Certificateholders that, as of the Closing Date and as of the related Subsequent Transfer Date:

            (i) The Permanent Buydown Companion Loans have an aggregate principal balance outstanding as of the Cut-off Date of $259,908.31.

            (ii) The Permanent Buydown Companion Loans have an original term to maturity of 5 years; and

            (iii) As of the Cut-off Date, no payment on any Permanent Buydown Companion Loan is delinquent for two or more consecutive payments and none of the Permanent Buydown Companion Loans have been delinquent for two consecutive payments on any occasion prior to the Cut-off Date.

            Section 3.03 Purchase and Substitution.

            It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 above with respect to the related Group shall survive the transfer and assignment of the Mortgage Loans to the Issuer and delivery of the Notes to the Noteholders and the Certificates to the Certificateholders. Upon discovery by the Seller, the Servicer, any Subservicer, the Custodian, the Indenture Trustee, the Note Insurer or any Noteholders or the Certificateholder of a breach of any of such representations and warranties which materially and adversely affects the value of Mortgage Loans or the interest of the Securityholders, or which materially and adversely affects the interests of the Note Insurer or the Securityholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Seller's best knowledge), the party discovering such breach shall give prompt written notice to the others. The Seller shall either (a) within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, promptly cure such breach in all material respects, or (b) on the Determination Date next succeeding the end of the 60 day period described in clause (a), either (1) purchase such Mortgage Loan, in the manner and at the price specified in Section 2.05(b) above or (2) remove such Mortgage Loan from the Trust Estate (in which case it shall become a Deleted Mortgage
Loan) and substitute one or more Qualified Substitute Mortgage Loans. Any such substitution shall be accompanied by payment by the Seller of the Substitution Adjustment, if any, to be deposited by the Servicer in the related Principal and Interest Account. For purposes of calculating the related Available Remittance Amount for any Payment Date, amounts paid by the Seller pursuant to this Section
3.03 in connection with the repurchase or substitution of any Mortgage Loan that are on deposit in the related Principal and Interest Account as of the Determination Date for such Payment Date shall be deemed to have been paid during the related Due Period and shall be transferred to the related Note Distribution Account pursuant to Section 5.04(i) on the Determination Date for such Payment Date.

            In addition, the Seller shall repurchase any Subject Manufactured Home Loan which becomes 120 days delinquent with respect to Monthly Payments within the first year following the related Cut-off Date; provided, however that the Seller's repurchase obligations shall be limited to an amount equal to 0.5% of the sum of the Original Pool Principal Balance and the Original Pre-Funded Amount.

            As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, the Servicer shall effect such substitution by delivering to the Indenture Trustee a certification in the form attached hereto as Exhibit I, executed by a Servicing Officer, and the documents constituting the Trustee's Mortgage File for such Qualified Substitute Mortgage Loan or Loans.

            The Servicer shall deposit in the related Principal and Interest Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Seller. The Trust will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Servicer shall give written notice to the Indenture Trustee and the Note Insurer that such substitution has taken place and shall amend the related Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. The Servicer shall promptly deliver to the Indenture Trustee a copy of the related amended Mortgage Loan Schedule. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01 and 3.02 above. On the date of such substitution, the Seller will remit to the Servicer, and the Servicer will deposit into the related Principal and Interest Account, an amount equal to the Substitution Adjustment, if any.

            It is understood and agreed that the obligations of the Seller set forth in Sections 2.05 and 3.03 above to cure, purchase or substitute for a defective Mortgage Loan as provided in such Sections 2.05 and 3.03 (and, in the case of a breach of Sections 3.02(b)(xv) and 3.02(c)(xiv) only, the Seller's obligation under Section 9.01(b)) constitute the sole remedies of the Issuer, the Note Insurer, the Noteholders and the Certificateholders respecting a breach of the representations and warranties.

            Any cause of action against the Seller relating to or arising out of a defect in a Trustee's Mortgage File as contemplated by Section 2.05 above or the breach of any representations and warranties made in Sections 3.01 or 3.02 above shall accrue as to any Mortgage Loan upon (i) discovery of such defect or breach by any party and notice thereof to the Seller or notice thereof by the Seller to the Indenture Trustee, (ii) failure by the Seller to cure such defect or breach or purchase or substitute such Mortgage Loan as specified above, and
(iii) demand upon the Seller by the Indenture Trustee for all amounts payable in respect of such Mortgage Loan. The Indenture Trustee shall give prompt written notice to the Rating Agencies and the Note Insurer of any repurchase or substitution made pursuant to this Section 3.03.

            The Indenture Trustee shall have no duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Mortgage Loan pursuant to this Section or the eligibility of any Mortgage Loan for purposes of this Agreement.

                                   ARTICLE IV

                                   [RESERVED]

                                    ARTICLE V

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

            Section 5.01 Duties of the Servicer.

            (a) The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. The Servicer may enter into Subservicing Agreements for any servicing and administration of Mortgage Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and (x) has been designated an approved seller-servicer by Freddie Mac or Fannie Mae for first and second mortgage loans with respect to Group 1, and for first mortgage loans with respect to Group 2 or (y) is an Affiliate of the Servicer. The Servicer shall give written notice to the Note Insurer and the Indenture Trustee of the appointment of any Subservicer. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either itself directly service the related Mortgage Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

            (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Issuer, the Noteholders and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

            With respect to any Mortgage Note released by the Indenture Trustee to the Servicer or to any Subservicer in accordance with the terms of this Agreement, other than a release or satisfaction pursuant to Section 7.02, prior to such release, the Indenture Trustee or, if a Custodian has been appointed pursuant to the Indenture, the Custodian shall (a) complete all endorsements in blank so that the endorsement reads "Pay to the order of LaSalle Bank National Association, as Indenture Trustee under the Indenture, dated as of March 1, 2000, Series 2000-1" and (b) complete a restrictive endorsement that reads "LaSalle Bank National Association is the holder of the mortgage note for the benefit of the Noteholders under the Indenture, dated as of March 1, 2000,

Series 2000-1" with respect to those Mortgage Notes currently endorsed "Pay to the order of holder", if any.

            (c) Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Indenture Trustee, the Note Insurer, the Noteholders and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 5.01(d).

            (d) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Servicer Default), the Indenture Trustee or its designee shall, subject to Section 10.02, thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the Indenture Trustee elects to terminate any Subservicing Agreement in accordance with its terms. The Indenture Trustee, its designee or the successor servicer for the Indenture Trustee shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Indenture Trustee (or its designee) shall have no liability or obligations under any Subservicing Agreements with respect to any period prior to becoming the new Servicer, whether for acts or omissions of the Servicer or otherwise, and the Servicer shall not by virtue of such replacement be relieved of any such liability or obligations under the Subservicing Agreements. The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the Indenture Trustee, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

            (e) Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Noteholders or the Certificateholders and the Note Insurer, provided, however, notwithstanding any provision of this Agreement to the contrary, the Servicer shall not consent to, make or permit any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan unless (A) the related Mortgagor is in default with respect to the Mortgage Loan or, in the judgment of the Servicer, such default is reasonably foreseeable and
(B) in the sole judgment of the Servicer such modification would increase the proceeds of such Mortgage Loan and (C) the Note Insurer has consented to such modification. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall for the purposes of distributions to Noteholders and Certificateholders be added to the amount owing under the related Mortgage Loan. Without limiting the generality of the foregoing, and subject to the consent of the Note Insurer, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Issuer and each Noteholder and Certificateholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Issuer shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

            Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Mortgage Loans, shall employ or cause to be employed procedures (including collection, foreclosure, REO Property management procedures and the making of Servicing Advances) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, in accordance with accepted first and second mortgage servicing practices of prudent lending institutions with respect to Group 1, and in accordance with accepted first mortgage servicing practices of prudent lending institutions with respect to Group 2, and giving due consideration to the Note Insurer's and the Securityholders reliance on the Servicer.

            (f) On and after such time as the Issuer and Indenture Trustee receives the resignation of, or notice of the removal of, the Servicer from its rights and obligations hereunder with respect to a Group, and with respect to resignation pursuant to Section 9.04, after receipt of the Opinion of Counsel required pursuant to such Section 9.04, the Indenture Trustee or its designee shall assume all of the rights and obligations of the Servicer hereunder with respect to such Group, subject to Section 10.02. The Servicer shall, upon request of the Indenture Trustee but at the expense of the Servicer, deliver to the Indenture Trustee all documents and records relating to the related Mortgage Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights with respect to such Group and obligations to the assuming party.

            Section 5.02 Liquidation of Mortgage Loans.

            In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 5.01 above is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Note Insurer and the Securityholders. The Servicer shall foreclose upon or otherwise comparably effect the ownership in the name of the Indenture Trustee for the benefit of the Securityholders of Mortgaged Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of delinquent payments in accordance with the provisions of Section 5.10, provided, however, that the Servicer shall not be obligated to foreclose in the event that the Servicer, in its good faith reasonable judgment, determines that it would not be in the best interests of the Securityholders or the Note Insurer, which judgment shall be evidenced by an Officer's Certificate delivered to the Indenture Trustee and the

Note Insurer. In connection with such foreclosure or other conversion, the Servicer shall exercise collection and foreclosure procedures with the same degree of care and skill in its exercise or use as it would exercise or use under the circumstances in the conduct of its own affairs. Any amounts advanced in connection with such foreclosure or other action shall constitute Servicing Advances.

            After a Mortgage Loan has become a Liquidated Mortgage Loan, the Servicer shall promptly prepare and forward to the Indenture Trustee and the
Note Insurer and, upon request, any Securityholder, a Liquidation Report certified by a Responsible Officer, in the form attached hereto as Exhibit M, detailing the Liquidation Proceeds received from the Liquidated Mortgage Loan, expenses incurred with respect thereto, and any loss incurred in connection therewith.

            Section 5.03 Establishment of Principal and Interest Accounts;
                         Deposits in Principal and Interest Accounts.

            With respect to each Group, the Servicer shall cause to be established and initially maintained with the Indenture Trustee one or more Principal and Interest Accounts, which shall be Eligible Accounts, titled, with respect to Group 1, "Group 1 Principal and Interest Account, Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Notes, Series 2000-1", and with respect to Group 2, "Group 2 Principal and Interest Account, Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Notes, Series 2000-1." Subsequent to the Closing Date, the Servicer may transfer the related Principal and Interest Account to another institution, provided that each Principal and Interest Account shall be an Eligible Account and all amounts therein shall be invested only in Permitted Instruments. The creation of any Principal and Interest Account shall be evidenced by a letter agreement in the form of Exhibit C. A copy of such letter agreement shall be furnished on the Closing Date to the Issuer, Indenture Trustee, the Note Insurer and, upon request, any Noteholder or Certificateholder. With respect to each Group, the Servicer shall deposit (without duplication) the following amounts with respect to such Group within one (1) Business Day of receipt of good funds in the related Principal and Interest Account and retain therein:

            (i) all payments due after the Cut-off Date with respect to the Initial Mortgage Loans or after a Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans on account of principal on the Mortgage Loans and all Excess Payments, Principal Prepayments and Curtailments received after the Cut-off Date, or after the Subsequent Cut-off Date, as the case may be, and other than the Depositor's Yield;

            (ii) all payments due after the Cut-off Date with respect to the Initial Mortgage Loans, or after a Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans, on account of interest on the Mortgage Loans;

            (iii) all Net Liquidation Proceeds;

            (iv) all Insurance Proceeds;

            (v) all Released Mortgaged Property Proceeds;

            (vi) any amounts payable in connection with the repurchase of any Mortgage Loan and the amount of any Substitution Adjustment pursuant to Sections 2.05 and 3.03 above; and

            (vii) any amount required to be deposited in the related Principal and Interest Account pursuant to Section 5.04 or 11.01.

            The foregoing requirements for deposit in the related Principal and Interest Account shall be exclusive; it being understood and agreed that, without limiting the generality of the foregoing, the Depositor's Yield, the Servicing Fee with respect to each Mortgage Loan, late payment charges and assumption fees, to the extent permitted by Sections 7.01 and 7.03, and Excess Proceeds need not be deposited by the Servicer in the related Principal and Interest Account. Any interest earnings on funds held in the related Principal and Interest Account shall be for the account of the Servicer and may only be withdrawn from the related Principal and Interest Account by the Servicer immediately following its monthly remittance of the Available Remittance Amount to the Indenture Trustee. Any reference herein to amounts on deposit in the related Principal and Interest Account shall refer to amounts net of such investment earnings.

            Section 5.04 Permitted Withdrawals From the Principal and Interest
                         Account.

            With respect to each Group, the Servicer shall withdraw or cause to be withdrawn funds from the related Principal and Interest Account for the following purposes:

            (i) to effect the remittance to the Indenture Trustee on the Determination Date of the Excess Spread and the amounts set forth in clause (i) of the definition of Available Remittance Amount. For the purposes of this Section 5.04(i), the calculation of the Available Remittance Amount shall be made without reference to the actual deposit of funds in the related Note Distribution Account;

            (ii) to reimburse itself for any accrued unpaid Servicing Fees, unreimbursed Monthly Advances and unreimbursed Servicing Advances and any amount described in Section 6.13(b) or Section 6.13(c) or
            Section 6.13(d) deposited in the related Note Distribution Account and attributable to the conveyance to the Indenture Trustee of a Subsequent Mortgage Loan that does not have a payment date during the related Due Period, if the Servicer is the Seller. The Servicer's right to reimbursement for accrued and unpaid Servicing Fees and unreimbursed Servicing Advances shall be limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor with respect to a Group or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed (including amounts paid by the Seller in connection with the purchase or substitution of Mortgage Loans pursuant to
            Section 2.05 or 3.03 above). The Servicer's right to reimbursement for unreimbursed Monthly Advances and amounts described in Section 6.13(b), Section 6.13(c) or 6.13(d) (if the Servicer is the Seller) shall be limited to collections of interest on any Mortgage Loan; provided that the Servicer shall not be entitled to reimbursement from Liquidation Proceeds for Monthly Advances made pursuant to
            Section 6.09(c) or Section 6.09(d), or for amounts deposited in the related Note Distribution Account pursuant to Section 6.13(b),
            Section 6.13(c) or 6.13(d) and attributable to the conveyance to the Issuer of a Subsequent Mortgage Loan that does not have a payment date during the related Due Period. It is understood that the Servicer's right to reimbursement pursuant hereto shall be senior to the rights of Securityholders unless the Seller or any of its affiliates is the Servicer and the Seller is required to repurchase or substitute a Mortgage Loan pursuant to Section 2.05 or 3.03 above, in which case the Servicer's right to such reimbursement shall be subordinate to the rights of the Issuer to receive the purchase price or substitution adjustment pursuant to such Sections
            2.05 and 3.03;

            (iii) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a Preference Amount by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

            (iv) (a) to make investments in Permitted Instruments and (b) to pay to itself interest earned in respect of Permitted Instruments or on funds deposited in the related Principal and Interest Account;

            (v) to withdraw any funds deposited in the related Principal and Interest Account that were not required to be deposited therein (such as Servicing Compensation) or were deposited therein in error;

            (vi) to pay itself Servicing Compensation pursuant to Section 7.03 to the extent not retained or paid pursuant to Section 5.03 or 5.04(ii);

            (vii) to withdraw funds necessary for the conservation and disposition of REO Property pursuant to the third paragraph of
            Section 5.10;

            (viii) to remit to the Indenture Trustee any amount which was deposited pursuant to Section 11.01 to cover unpaid fees and expenses of the Indenture Trustee; and

            (ix) to clear and terminate the related Principal and Interest Account upon the termination of this Agreement with any amounts on deposit therein being paid to the Servicer and/or the Seller to the extent of any Reimbursable Amounts and the remainder to the Certificate Paying Agent for distribution to the Certificateholders.

            So long as no Event of Servicer Default shall have occurred and be continuing, the funds held in the related Principal and Interest Account may be invested by the Servicer (to the extent practicable) in Permitted Instruments, as directed in writing to the Indenture Trustee by the Servicer. In either case, funds in the related Principal and Interest Account must be available for withdrawal without penalty, and any Permitted Instruments must mature not later than the Business Day immediately preceding the Determination Date next following the date of such investment (except that if such Permitted Instrument is an obligation of the institution that maintains the related Principal and Interest Account, then such Permitted Instrument shall mature not later than such Determination Date) and shall not be sold or disposed of prior to its maturity. All Permitted Instruments in which funds in the related Principal and Interest Account are invested must be held by or registered in the name of "Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Notes, Series 2000-1." All interest or other earnings from funds on deposit in the related Principal and Interest Account (or any Permitted Instruments thereof) shall be the exclusive property of the Servicer, and may be withdrawn from the related Principal and Interest Account pursuant to clause
(iv) above and the penultimate sentence of Section 5.03 above. The amount of any losses incurred in connection with the investment of funds in the related Principal and Interest Account in Permitted Instruments shall be deposited in the related Principal and Interest Account by the Servicer from its own funds immediately as realized without reimbursement therefor.

            Section 5.05 Payment of Property Taxes, Insurance and Other Charges.

            With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting fire and hazard insurance coverage.

            With respect to each Mortgage Loan as to which the Servicer maintains escrow accounts, the Servicer shall maintain accurate records reflecting the status of ground rents, real estate taxes and assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums, if any, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for escrow payments, the Servicer shall monitor such payments to determine if they are made by the Mortgagor. Any out-of-pocket expenses incurred by the Servicer pursuant to this Section 5.05, including without limitation any advances of such payments, shall constitute Servicing Advances.

            Section 5.06 Transfer of Accounts; Monthly Statements.

            Notwithstanding Section 5.03 above, the Principal and Interest Accounts and each of the other Accounts other than the Pre-Funding Accounts shall be established, as of the Closing Date, with the Indenture Trustee as Eligible Accounts pursuant to clause (B) of the definition thereof. The Pre-Funding Accounts shall be established, as of the Closing Date, as Eligible Accounts pursuant to clause (A) of the definition thereof. The Principal and Interest Accounts and each of the Accounts or any of them may, upon written notice to the Indenture Trustee and the Note Insurer, be transferred to a different depository institution so long as such transfer is to an Eligible Account. The Note Insurer shall be provided with a monthly statement of activity in the Principal and Interest Accounts and the Accounts from each party holding such accounts.

            Section 5.07 Maintenance of Hazard Insurance.

            The Servicer shall cause to be maintained, subject to the provisions of Section 5.08, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the least of (a) the outstanding principal balance owing on the Mortgage Loan, and the First Lien, with respect to Group 1, (b) the full insurable value of the premises securing the Mortgage Loan and (c) the minimum amount required to compensate for damage or loss on a replacement cost basis. If at the origination of the Mortgage Loan or at any time during the term of the Mortgage Loan the Servicer determines that the Mortgaged Property is located in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be purchased a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (i) the outstanding principal balance of the Mortgage Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as amended. The Servicer shall also maintain, to the extent such insurance is available, on REO Property, fire and hazard insurance in the amounts described above, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, and the Servicer determines that such insurance is necessary in accordance with accepted first and second mortgage servicing practices of prudent lending institutions with respect to Group 1, and in accordance with accepted first mortgage servicing practices of prudent lending institutions with respect to Group 2, flood insurance in an amount equal to that required above. Any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Mortgagor in accordance with customary first and second mortgage servicing procedures with respect to Group 1, and with customary first mortgage servicing procedures with respect to Group 2) shall be deposited in the Principal and Interest Account with respect to the related Group, subject to retention by the Servicer to the extent such amounts constitute Servicing Compensation or to withdrawal pursuant to Section 5.04 above.

It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with losses payable to the Servicer. Any out-of-pocket expenses incurred by the Servicer pursuant to this Section 5.07, including without limitation any advances of premiums on insurance policies required by this Section 5.07, shall constitute Servicing Advances.

            Section 5.08 Maintenance of Mortgage Impairment Insurance Policy.

            In the event that the Servicer shall obtain and maintain a blanket policy insuring against fire and hazards of extended coverage on all of the Mortgage Loans or all of the Mortgage Loans in a Group, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and otherwise complies with the requirements of Section 5.07 above, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section
5.07 above, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 5.07 above, and there shall have been a loss which would have been covered by such policy, deposit in the related Principal and Interest Account the difference, if any, between the amount that would have been payable under a policy complying with Section 5.07 above and the amount paid under such blanket policy. On the Closing Date, such blanket policy is maintained with St. Paul Insurance Company.

            Section 5.09 Fidelity Bond.

            The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, in a minimum amount acceptable to Fannie Mae or Freddie Mac or otherwise as is commercially available at a cost that is not generally regarded as excessive by industry standards, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including losses resulting from forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 5.09 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. Upon the request of the Indenture Trustee or the Note Insurer, the Servicer shall cause to be delivered to the Indenture Trustee or the Note Insurer a certified true copy of such fidelity bond and insurance policy.

            Section 5.10 Title, Management and Disposition of REO Property.

            In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (an "REO Property"), the deed or certificate of sale shall be taken in the name of the Indenture Trustee for the benefit of the Noteholders.

            The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Note Insurer, the Noteholders and the Certificateholders. Any out-of-pocket expenses incurred by the Servicer pursuant to this Section 5.10 shall be Servicing Advances.

            The Servicer shall cause to be deposited, no later than five Business Days after the receipt thereof, in the related Principal and Interest Account, all revenues received with respect to the conservation and disposition of the related REO Property and shall retain, or withdraw from such amounts, funds necessary for the proper operation, management and maintenance of the related REO Property and the fees of any managing agent acting on behalf of the Servicer.

            The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Noteholders and the Certificateholders and, as soon as practicable thereafter, the expenses of such sale shall be paid. The proceeds of sale of the REO Property shall be promptly deposited in the related Principal and Interest Account, net of Excess Proceeds, any related unreimbursed Servicing Advances, accrued and unpaid Servicing Fees and unreimbursed Monthly Advances payable to the Servicer in accordance with Section 5.04 above.

            Section 5.11 Right to Repurchase Defaulted Mortgage Loans.

            The Servicer, in its sole discretion, shall have the right to elect (by written notice sent to the Indenture Trustee and the Note Insurer) to purchase on any Determination Date for its own account from the Trust any Mortgage Loan which is 90 days or more delinquent at a price equal to the Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest on such Mortgage Loan through the end of the Due Period in which such Determination Date falls, computed at the Mortgage Rate plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan (the "Purchase Price"). The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited by the Servicer in the related Principal and Interest Account and the Indenture Trustee, upon receipt of a Request for Release and confirmation of such deposit from the Servicer in the form of Exhibit I, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, representation or warranty, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trust's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trust, the Noteholders or the Certificateholders with respect thereto.

            Section 5.12 Collection of Certain Mortgage Loan Payments.

            (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, comply with the terms and provisions of any applicable hazard insurance policy. Consistent with the foregoing, the Servicer may in its discretion waive or permit to be waived any late payment charge, prepayment charge, assumption fee or any penalty interest in connection with the prepayment of a Mortgage Loan or any other fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation and extend the due date for payments past due on a Mortgage Note for a period (with respect to each payment as to which the due date is extended) not greater than 125 days without the Note Insurer's prior written consent, and in no event later than the final maturity date of the Mortgage Loan. In the event the Servicer shall consent to the deferment of the Due Dates for payments past due on a Mortgage Note, the Servicer shall nonetheless make payment of any required Monthly Advance with respect to the payments so extended to the same extent as if such installment were due, owing and delinquent and had not been deferred, and shall be entitled to reimbursement therefor in accordance with Section 5.04(ii) above.

            (b) All principal received with respect to any Deferred Payment Loan during a Due Period shall be applied first to reduce the principal balance of such Deferred Payment Loan prior to the designation of such collections as the principal portion of a "Deferred Payment".

            Section 5.13 Access to Certain Documentation and Information
                         Regarding the Mortgage Loans.

            The Servicer shall provide to the Issuer, the Indenture Trustee, the Noteholders, the Certificateholders, the Note Insurer and any supervisory agents or examiners of each of the foregoing access to the documentation regarding the Mortgage Loans (such access in the case of supervisory agents or examiners being limited to that documentation required by applicable state and federal regulations) being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

            Section 5.14 Superior Liens.

            With respect to any Group 1 Mortgage Loan, the Seller or the Servicer shall file (or cause to be filed) of record a request for notice of any action by a superior lienholder under a First Lien for the protection of the Trust's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. The Servicer must also notify any superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the Mortgagor or the Mortgaged Property by the superior lienholder.

            With respect to any Group 1 Mortgage Loan, if the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the First Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trust, whatever actions are necessary to protect the interests of the Noteholders and the Certificateholders, and/or to preserve the security of the related Mortgage Loan. The Servicer shall advance the necessary funds to cure the default or reinstate the superior lien, if such advance is in the best interests of the
Note Insurer, the Noteholders and the Certificateholders. The Servicer shall not make such an advance except to the extent that it determines in its reasonable good faith judgment that the advance would either be recoverable from the Liquidation Proceeds on the related Mortgage Loan or increase the Net Liquidation Proceeds available to the Trust. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced. Any expenses incurred by the Servicer pursuant to this Section 5.14 shall be Servicing Advances with respect to Group 1.

            Section 5.15. Environmental Matters.

            Notwithstanding any other provision of this Agreement to the contrary, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any regulated substance, toxic substance, hazardous waste or hazardous substance or any similar or like classification (as such terms are defined or used in CERCLA or any federal, state or local statutes, laws, rules or regulations pertaining to environmental matters) on the related Mortgaged Property, the Servicer shall not, on behalf of the Indenture Trustee, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or
(ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property, unless the Servicer has obtained the prior written consent of the Note Insurer. The preceding sentence shall not apply to the presence, use or storage on the related Mortgaged Property of hazardous substances that are generally recognized to be appropriate to normal residential use and maintenance of the related Mortgaged Property.

            Section 5.16. Advance Facility.

            (a) With the prior consent of the Note Insurer (which consent shall not be unreasonably withheld) the Servicer is hereby authorized to enter into a facility with any Person which provides that such Person (an "Advancing Person") may fund Monthly Advances and/or Servicing Advances under this Agreement, although no such facility shall reduce or otherwise affect the Servicer's obligation to fund such Monthly Advances and/or Servicing Advances. To the extent that an Advancing Person funds any Monthly Advance or any Servicing Advance and provides the Indenture Trustee with notice acknowledged by the Servicer that such Advancing Person is entitled to reimbursement, such Advancing Person shall be entitled to receive reimbursement pursuant to this Agreement for such amount to the extent provided in Section 5.16(b). Such notice from the Advancing Person must specify the amount of the reimbursement and must specify which Section of this Agreement permits the applicable Monthly Advance or Servicing Advance to be reimbursed. The Indenture Trustee shall have no duty or liability with respect to any calculation of any reimbursement to be paid to an Advancing Person and shall be entitled to rely without independent investigation on the Advancing Person's notice provided pursuant to this Section 5.16. An Advancing Person whose obligations hereunder are limited to the funding of Monthly Advances and/or Servicing Advances shall not be required to meet the qualifications of a Subservicer pursuant to Section 5.01(a) hereof.

            (b) If an Advancing Person is entitled to reimbursement for any particular Monthly Advance or Servicing Advance, then the Servicer shall not be permitted to reimburse itself for such unreimbursed Monthly Advances or unreimbursed Servicing Advances under Section 5.04(ii), but instead the Servicer shall include such amounts in the applicable remittance to the Indenture Trustee to the extent of amounts on deposit in the Principal and Interest Account on the related Determination Date. The Indenture Trustee is hereby authorized to pay to an Advancing Person reimbursements for Monthly Advances and Servicing Advances from the Note Distribution Account to the same extent the Servicer would have been permitted to reimburse itself for such Monthly Advances and/or Servicing Advances in accordance with Section 5.04(ii), had the Servicer made such Monthly Advance or Servicing Advance.

                                   ARTICLE VI

                         PAYMENTS TO THE SECURITYHOLDERS

            Section 6.01 Establishment of Note Distribution Account; Deposits in
                         Note Distribution Account.

      With respect to each Group, and no later than the Closing Date, the Indenture Trustee will establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled, with respect to Group 1, "Group 1 Note Distribution Account, LaSalle Bank National Association, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Notes, Series 2000-1" and with respect to Group 2, "Group 2 Note Distribution Account, LaSalle Bank National Association, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Notes, Series 2000-1." With respect to each Group, the Indenture Trustee shall, promptly upon receipt, deposit in the related Note Distribution Account and retain therein:

            (i) the portion of the related Available Remittance Amount remitted by the Servicer pursuant to Section 5.04(i) above;

            (ii) the related Monthly Advance and the related Compensating Interest remitted to the Indenture Trustee by the Servicer;

            (iii) the Excess Spread with respect to the related Group remitted to the Indenture Trustee by the Servicer pursuant to Section 5.04(i) above and Insured Payments with respect to the related Group pursuant to Section 6.06(b);

            (iv) all income or gain from investments of funds on deposit in the related Note Distribution Account pursuant to Section 6.05(e) and amounts required to be paid by the Servicer pursuant to such Section 6.05(e) in connection with losses on investments of amounts in the related Note Distribution Account;

            (v) the Termination Price; and

            (vi) any amounts required to be deposited in the related Note Distribution Account pursuant to Sections 6.13(b), 6.13(c), 6.13(d) and 6.14(c).

            Section 6.02 Permitted Withdrawals from Note Distribution Account.

            With respect to each Group, the Indenture Trustee shall, based upon information set forth in the Servicer's Certificate for such Payment Date, withdraw amounts on deposit in the related Note Distribution Account on each Payment Date in the following order of priority:

            (i) except as to the final Payment Date hereunder, to pay the Note Insurer the related Monthly Premium pursuant to Section 6.04;

            (ii) to effect the distributions described in Section 6.06(c), exclusive of the distributions described in the last paragraph of Section 6.06(c);

            (iii) except as to the final Payment Date hereunder, to make deposits in the related Trustee Expense Account pursuant to Section 6.03(a)(i);

and also, in no particular order of priority:

            (iv) to invest amounts on deposit in the related Note Distribution Account in Permitted Instruments pursuant to Section 6.05;

            (v) to pay on a monthly basis to the Servicer interest paid and earnings realized on Permitted Instruments in the related Note Distribution Account;

            (vi) to withdraw any amount not required to be deposited in the related Note Distribution Account or deposited therein in error; and

            (vii) to clear and terminate the related Note Distribution Account upon the termination of this Agreement in accordance with Article XI of this Agreement.

            Section 6.03 Establishment of Trustee Expense Account; Deposits in
                         Trustee Expense Account; Permitted Withdrawals from Trustee Expense Account.

            (a) With respect to each Group and no later than the Closing Date, the Indenture Trustee will establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled, with respect to Group 1, "Group 1 Trustee Expense Account, LaSalle Bank National Association, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Notes, Series 2000-1", and with respect to Group 2, "Group 2 Trustee Expense Account, LaSalle Bank National Association, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Notes, Series 2000-1." With respect to each Group, the Indenture Trustee shall deposit into the related Trustee Expense Account:

            (i) on each Payment Date (other than the final Payment Date hereunder) from the amounts on deposit in the related Note Distribution Account an amount equal to the Annual Trustee Expense Amount, subject to the provisions of Section 6.06(c); and

            (ii) upon receipt, all income or gain from investments of funds on deposit in the related Trustee Expense Account pursuant to Section 6.05(e) and all amounts required to be paid by the Servicer pursuant to such Section 6.05(e) in connection with losses on investments of amounts in the related Trustee Expense Account.

If at any time the amount then on deposit in any Trustee Expense Account shall be insufficient to pay in full the fees and expenses of the Indenture Trustee then due with respect to a Group, the Indenture Trustee shall make demand on the related Servicer to advance the amount of such insufficiency, and the Servicer shall promptly advance such amount. If the related Servicer fails to make such advance, the Seller shall do so upon demand of the Indenture Trustee. Thereafter, the Servicer and the Seller shall be entitled to reimbursement solely from the related Trustee Expense Account pursuant to subclause (c)(ii) below for the amount of any such advance from any excess available after payment of Trust expenses.

            (b) The Indenture Trustee may withdraw amounts on deposit in the Trustee Expense Account with respect to each Group for investment in Permitted Instruments pursuant to Section 6.05, and the Indenture Trustee shall withdraw amounts on deposit in the related Trustee Expense Account:

            (i) to pay, as described in Section 2.08 above, the Indenture Trustee's fees and expenses allocable to or incurred in connection with the Notes, with respect to the related Group;

            (ii) to pay on a monthly basis to the Servicer interest paid and earnings realized on Permitted Instruments in the related Trustee Expense Account;

            (iii) to withdraw any amounts not required to be deposited in the related Trustee Expense Account or deposited therein in error; and

            (iv) to clear and terminate the related Trustee Expense Account upon termination of this Agreement with any amounts on deposit therein being paid to the Servicer and/or the Seller to the extent of any Reimbursable Amounts and the remainder to the Certificate Paying Agent for distribution to Certificateholders.

            (c) On the twelfth Payment Date following the Closing Date, and on each twelfth Payment Date thereafter, the Indenture Trustee shall determine whether all payments required to be made pursuant to subclauses (b)(i), (b)(ii) and (b)(iii) above, have been made, and from any amounts remaining in the related Trustee Expense Account, the Indenture Trustee shall, based upon information set forth in the Servicer's Certificate for such Payment Date (in the following order of priority):

            (i) pay any amounts not previously paid and required to be paid pursuant to subclauses (b)(i), (b)(ii) and (b)(iii) above;

            (ii) reimburse the Servicer and/or the Seller, for Reimbursable Amounts;

            (iii) reimburse the Servicer and/or the Seller for advances made by it pursuant to the last paragraph of subclause (a) above; and

            (iv) remit to the Servicer as additional Servicing Compensation any amounts remaining in the related Trustee Expense Account after payments made pursuant to subclauses (b)(i), (b)(ii), (b)(iii), (c)(i) and (c)(ii), above.

            Section 6.04 Payment of Monthly Premium to Note Insurer .

            With respect to each Group and on each Payment Date commencing on April 25, 2000 (other than the final Payment Date hereunder), from the amounts on deposit in the Note Distribution Account with respect to the related Group, prior to making the remittances required pursuant to Section 6.06(c), the Indenture Trustee shall pay the Note Insurer the Monthly Premium with respect to such Group.

            Section 6.05 Investment of Accounts.

            (a) So long as no Event of Servicer Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account, shall be invested and reinvested by the Indenture Trustee, as directed in writing, or by telephone or facsimile transmission confirmed in writing, by the Servicer, in one or more Permitted Instruments. In the event that the Servicer does not provide written directions for the investment of any Account, the Indenture Trustee shall invest funds therein in time deposit only accounts. Subject to the last paragraph of Section 5.04 above in the case of the Principal and Interest Accounts, no such investment in any Account shall mature later than the Business Day immediately preceding the next Payment Date.

            (b) If any amounts are needed for disbursement from any Account held by the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. The Indenture Trustee shall not be liable for any investment loss or other charge resulting therefrom unless the Indenture Trustee's failure to perform in accordance with this Section 6.05 is the cause of such loss or charge or if the Indenture Trustee is the obligor and has defaulted thereon.

            (c) Subject to Section 12.01, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Indenture Trustee resulting from any investment loss on any Permitted Instrument included therein (except to the extent that the Indenture Trustee is the obligor and has defaulted thereon).

            (d) The Indenture Trustee shall invest and reinvest funds in the Accounts held by the Indenture Trustee, to the fullest extent practicable, in such manner as the Servicer or the holders of a majority in interest of the Notes, as applicable, shall from time to time direct as set forth in Section 6.05(a) above, but only in one or more Permitted Instruments.

            (e) All income or other gain from investments in any Account held by the Indenture Trustee shall be deposited in such Account immediately on receipt, and the Indenture Trustee shall notify the Servicer, or the Seller, or the holders of a majority in interest of the Notes as the case may be, of any loss resulting from such investments. Upon receipt of such notification, the Servicer, in the case of all Accounts other than the Interest Coverage Accounts and the Pre-Funding Accounts and the Seller, in the case of the Interest Coverage Accounts, the Reserve Account and the Pre-Funding Accounts, shall promptly remit the amount of any such loss from their own funds, without reimbursement therefor, to the Indenture Trustee for deposit in the Account or Accounts from which the related funds were withdrawn for investment.

            Section 6.06 Priority and Subordination of Distributions.

            (a) The rights of the Noteholders to receive distributions from the proceeds of the Trust Estate, in such distributions, shall be as set forth in this Agreement. In this regard, all rights of the Certificateholders to receive distributions in respect of the Certificates shall be subject and subordinate to the preferential rights of the Noteholders to receive distributions in respect of the Notes, to the extent set forth herein. In accordance with the foregoing, the ownership interests of the Certificateholders in amounts deposited in the Accounts from time to time shall not vest unless and until such amounts are properly distributed in respect of the Certificates in accordance with the terms of this Agreement. Notwithstanding anything contained in this Agreement to the contrary, no Noteholder shall be required to refund any amount properly distributed to it pursuant to the terms of this Agreement.

            (b) As soon as possible, and in no event later than 10:00 a.m. Chicago time on the Business Day immediately preceding each Payment Date, subject to receipt by the Indenture Trustee of the Servicer's Certificate, the Indenture Trustee shall furnish the Note Insurer and the Servicer with a completed notice in the form set forth as Exhibit A to the Note Insurance Policy (the "Notice") indicating that an Insured Payment is necessary. The Notice shall specify the amount of Insured Payment and shall constitute a claim for an Insured Payment pursuant to the Note Insurance Policy. Upon receipt of Insured Payments on behalf of the Class A Noteholders under the Note Insurance Policy, the Indenture Trustee shall deposit such Insured Payments in the related Note Distribution Account and shall distribute such Insured Payments in accordance with Section 6.02(ii) above and Section 6.06(c) and (d).

            Each Noteholder shall promptly notify the Indenture Trustee in writing upon the receipt of a court order as described in clause (c)(vii) of the definition of Class A Principal Remittance Amount. The Indenture Trustee shall promptly notify the Note Insurer upon its receipt from any Noteholder of any such court order. If the payment of any portion or all of any amount that is insured by the Note Insurer under the Note Insurance Policy is voided pursuant to a final order of a court exercising proper jurisdiction in an insolvency proceeding to the effect that the Indenture Trustee or the Class A Noteholder, as the case may be, is required to return any such payment or portion thereof prior to the expiration date of the Note Insurance Policy because such payment was voided under the U.S. Bankruptcy Code, with respect to which order the appeal period has expired without an appeal having been filed (a "Final Order"), and, as a result, the Indenture

Trustee or any Noteholder is required to return such voided payment, or any portion of such voided payment made in respect of the Class A Notes (a "Preference Amount"), the Note Insurer will pay an amount equal to each such Preference Amount, on the second Business Day following receipt by the Note Insurer of (x) a certified copy of the Final Order, (y) an assignment, in form reasonably satisfactory to the Note Insurer, irrevocably assigning to the Note Insurer all rights and claims of the Indenture Trustee and/or such Noteholder relating to or arising under such Preference Amount and appointing the Note Insurer as the agent of the Indenture Trustee and/or such Class A Noteholder in respect of such Preference Amount, and (z) a Notice appropriately completed and executed by the Indenture Trustee or such Noteholder, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Indenture Trustee or Noteholder directly (unless a Noteholder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee named in such Final Order in which case payment shall be made to the Indenture Trustee for distribution to the Class A Noteholder upon proof of such payment reasonably satisfactory to the Note Insurer). Notwithstanding the foregoing, in no event shall the Note Insurer be (i) required to make any payment under the Note Insurance Policy in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by the Note Insurer thereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of the Notes, prior to the time the Note Insurer otherwise would have been required to make a payment in respect of such principal.

            Each Noteholder, by its purchase of the Notes, the Servicer and the Indenture Trustee hereby agree that the Note Insurer may at any time during the continuation of any proceeding relating to a preference claim direct all matters relating to such preference claim, including, without limitation, the direction of any appeal of any order relating to such preference claim and the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Note Insurer shall be subrogated to the rights of the Servicer, the Indenture Trustee and each Noteholder in the conduct of any such preference claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such preference claim.

            The Indenture Trustee shall receive, as attorney-in-fact of each Holder of a Note, any Insured Payment with respect to the related Group from the
Note Insurer and disburse the same to each Holder of a Note with respect to the related Group in accordance with the provisions of this Section 6.06. Insured Payments disbursed by the Indenture Trustee from proceeds of the Note Insurance Policy shall not be considered payment by the Trust nor shall such payments discharge the obligation of the Trust with respect to such Notes, and the Note Insurer shall become the owner of such unpaid amounts due from the Trust in respect of Class A Notes. The Indenture Trustee hereby agrees on behalf of each Holder of a Class A Note for the benefit of the Note Insurer that it recognizes that to the extent the Note Insurer makes Insured Payments with respect to a Group, either directly or indirectly (as by paying through the Indenture Trustee), to the related Class A Noteholders, the Note Insurer will be subrogated to the rights of such Class A Noteholders, with respect to such Insured Payment, shall be deemed, to the extent of the payments so made, to be a registered Class A Noteholder and shall receive all future related Class A Remittance Amounts with respect to such Group until all such Insured Payments by the Note Insurer have been fully reimbursed, subject to the following paragraph. To evidence such subrogation, the Indenture Trustee shall, or shall cause the Certificate Registrar to, note the Note Insurer's rights as subrogee on the registration books maintained by the Indenture Trustee or the Certificate Registrar upon receipt from the Note Insurer of proof of payment of any Insured Payment. Except as otherwise described herein, the Note Insurer shall not acquire any voting rights hereunder as a result of such subrogation. The effect of the foregoing provisions is that, to the extent of Insured Payments made by it, the Note Insurer shall be paid before payment of the balance of the Class A Remittance Amount with respect to the related Group for which an Insured Payment was made, is made to the other Holders of the related Class A Notes, subject to the following paragraph.

            It is understood and agreed that the intention of the parties is that the Note Insurer shall not be entitled to reimbursement on any Payment Date for amounts previously paid by it with respect to a Group unless on such Payment Date the full amount of the related Class A Remittance Amount with respect to the related Class of Class A Notes shall have been distributed to the related Class A Noteholders (exclusive of any related Class A Carry-Forward Amount, to the extent representing amounts previously paid to such related Class A Noteholders as Insured Payments or representing interest accrued in respect of Insured Payments) for such Payment Date.

            (c) With respect to each Class that has a Note Principal Balance greater than zero, on or before each Payment Date, the Servicer shall determine the Overcollateralization Amount for each Group after giving effect to the distribution of the related Class A Principal Remittance Amount to the Holders of the related Class of Class A Notes on such Payment Date and the amount of the related Net Excess Spread. Unless an Event of Default under the Indenture shall have occurred and be continuing and an acceleration has been declared and not rescinded pursuant to the Indenture, on each Payment Date the Indenture Trustee shall withdraw from each Note Distribution Account the related Amount Available, and make distributions thereof, based upon the information set forth in the Servicer's Certificate for such Payment Date, in the following order of priority to the extent available, except to the extent that the priority set forth in
Section 6.07 shall be applicable:

      (A) With respect to the Class 1A Notes and Group 1:

            (X) If the Payment Date is prior to the Cross-Over Date, the Indenture Trustee shall distribute the indicated amounts in the following order of priority:

            (i) to the Class 1A Noteholders (including for purposes of this Section 6.06(c), the Note Insurer as the subrogee thereof), an amount equal to the lesser of:

                  (A) the Amount Available with respect to Group 1; and

                  (B) the Class 1A Interest Remittance Amount;

            (ii) to the Class 1A Noteholders (including for purposes of this Section 6.06(c), the Note Insurer as the subrogee thereof), to be applied to reduce the Class 1A Note Principal Balance to the extent described below, until the Class 1A Note Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Note Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of the Class A Principal Remittance Amount, an amount equal to the lesser of:

                  (A) the balance of the Amount Available with respect to Group
            1 after payments described in clause (X)(i) above; and

                  (B) the Class A Principal Remittance Amount with respect to the Class 1A Notes;

            (iii) to the Group 1 Trustee Expense Account, an amount equal to the lesser of (A) the balance of the Amount Available with respect to Group 1 after payments described in clauses (X)(i) and (ii) above and (B) any accrued and unpaid Annual Trustee Expense Amount with respect to Group 1;

            (iv) to the Class 1A Noteholders to be applied to reduce the Class 1A Note Principal Balance until the Class 1A Note Principal Balance has been reduced to zero, an amount equal to the lesser of:

                  (A) the balance of the Amount Available with respect to Group
            1 after payments described in clauses (X)(i) through (iii) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 1 included in the Amount Available for Group 2 on such Payment Date; and

                  (B) the Additional Principal;

            (v) to the Servicer and/or the Seller, an amount equal to the lesser of (A) the balance of the Amount Available with respect to Group 1 after payments described in clauses (X)(i) through (iv) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 1 included in the Amount Available for Group 2 on such Payment Date, and (B) any expenses incurred in connection with any third party claims that remain unreimbursed;

            (vi) to the Servicer, an amount equal to the lesser of the balance of (A) the Amount Available with respect to Group 1 after payments described in clauses (X)(i) through (v) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 1 included in the Amount Available for Group 2 on such Payment Date, and (B) the aggregate of any Nonrecoverable Servicing Advances and Nonrecoverable Monthly Advances with respect to Group 1 previously made by the Servicer and not previously reimbursed;

            (vii) to the Reserve Account, the Excess Overcollateralization Amount with respect to Group 1, if any;

            (viii) to the Class 1A Noteholders until the Class 1A Note Principal Balance has been reduced to zero, an amount equal to the lesser of:

                  (A) the balance of the Remaining Net Excess Spread with
            respect to Group 1, if any, after payments described in clauses
            (X)(i) through (vii) above (in proportion to the amount of the Available Funds Cap Carry-Forward Amount that would have been distributed to such Class 1A Noteholders on such Payment Date); and

                  (B) the Available Funds Cap Carry-Forward Amount with respect to the Class 1A Notes, if any; and

            (ix) to the Certificate Paying Agent for payment to the Certificateholders, the balance of the Amount Available with respect to Group 1, if any, after payments described in clauses (X)(i) through (viii) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 1 included in the Amount Available for Group 2 on such Payment Date.

      (Y) If the Payment Date is on or after the Cross-Over Date, the Indenture Trustee shall distribute the indicated amounts in the following order of priority:

            (i) to the Class 1A Noteholders (including for purposes of this Section 6.06(c), the Note Insurer as the subrogee thereof), an amount equal to the lesser of:

                  (A) the Amount Available with respect to Group 1; and

                  (B) the Class 1A Interest Remittance Amount;

            (ii) to the Class 1A Noteholders (including for purposes of this Section 6.06(c), the Note Insurer as the subrogee thereof), to be applied to reduce the Class 1A Note Principal Balance until the Class 1A Note Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Note Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount, an amount equal to the lesser of:

            (A) the balance of the Net Excess Amount Available with respect to Group 1 after payments described in clause (Y)(i) above; and

                  (B) the Class A Principal Remittance Amount with respect to the Class 1A Notes;

            (iii) to the Group 1 Trustee Expense Account, an amount equal to the lesser of the balance of the Amount Available with respect to Group 1 after payments described in clauses (Y)(i) and (ii) above and any accrued and unpaid Annual Trustee Expense Amount with respect to Group 1;

            (iv) to the Servicer and/or the Seller, an amount equal to the lesser of (A) the balance of the Amount Available with respect to Group 1 after payments described in clauses (Y)(i) through (iii) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 1 included in the Amount Available for Group 2 on such Payment Date, and (B) any expenses incurred in connection with any third party claims that remain unreimbursed;

            (v) to the Servicer, an amount equal to the lesser of the balance of
      (A) the Amount Available with respect to Group 1 after payments described in clauses (Y)(i) through (iv) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 1 included in the Amount Available for Group 2 on such Payment Date, and (B) the aggregate of any Nonrecoverable Servicing Advances and Nonrecoverable Monthly Advances with respect to Group 1 previously made by the Servicer and not previously reimbursed; and

            (vi) to the Reserve Account, the Excess Overcollateralization Amount with respect to Group 1, if any;

            (vii) to the Class 1A Noteholders until the Class 1A Note Principal Balance has been reduced to zero, an amount equal to the lesser of:

            (A) the balance of the Remaining Net Excess Spread with respect to Group 1 after payments described in clauses (y)(i) through (vi) above (in proportion to the amount of the Available Funds Cap Carry-Forward Amount that would have been distributed to such Class 1A Noteholders on such Payment Date); and

            (B) the Available Funds Cap Carry-Forward Amount with respect to the Class 1A Notes, if any; and

            (viii) to the Certificate Paying Agent for payment to the Certificateholders, the balance of the Amount Available with respect to Group 1, if any, after payments described in clauses (Y)(i) through (vii) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 1 included in the Amount Available for Group 2 on such Payment Date.

      (B) With respect to the Class 2A Notes and Group 2:

            (X) If the Payment Date is prior to the Cross-Over Date, the Indenture Trustee shall distribute the indicated amounts in the following order of priority:

            (i) to the Class 2A Noteholders (including for purposes of this Section 6.06(c), the Note Insurer as the subrogee thereof), an amount equal to the lesser of:

                  (A) the Amount Available with respect to Group 2; and

                  (B) the Class 2A Interest Remittance Amount;

            (ii) to the Class 2A Noteholders (including for purposes of this Section 6.06(c), the Note Insurer as the subrogee thereof), to be applied to reduce the Class 2A Note Principal Balance to the extent described below, until the Class 2A Note Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Note Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of the Class A Principal Remittance Amount, an amount equal to the lesser of:

                  (A) the balance of the Amount Available with respect to Group
            2 after payments described in clause (X)(i) above; and

                  (B) the Class A Principal Remittance Amount with respect to the Class 2A Notes;

            (iii) to the Group 2 Trustee Expense Account, an amount equal to the lesser of the balance of the Amount Available with respect to Group 2 after payments described in clauses (X)(i) and (ii) above and any accrued and unpaid Annual Trustee Expense Amount with respect to Group 2;

            (iv) to the Class 2A Noteholders to be applied to reduce the Class 2A Note Principal Balance until the Class 2A Note Principal Balance has been reduced to zero, an amount equal to the lesser of:

                  (A) the balance of the Amount Available with respect to Group
            2 after payments described in clauses (X)(i) through (iii) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 2 included in the Amount Available for Group 1 on such Payment Date; and

                  (B) the Additional Principal;

            (v) to the Servicer and/or the Seller, an amount equal to the lesser of the balance of (A) the Amount Available with respect to Group 2 after payments described in clauses (X)(i) through (iv) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 2 included in the Amount Available for Group 1 on such Payment Date, and (B) any expenses incurred in connection with any third party claims that remain unreimbursed;

            (vi) to the Servicer, an amount equal to the lesser of the balance of (A) the Amount Available with respect to Group 2 after payments described in clauses (X)(i) through (v) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 2 included in the Amount Available for Group 1 on such Payment Date, and (B) the aggregate of any Nonrecoverable Servicing Advances and Nonrecoverable Monthly Advances with respect to Group 2 previously made by the Servicer and not previously reimbursed;

            (vii) to the Reserve Account, the Excess Overcollateralization Amount with respect to Group 2, if any;

            (viii) to the Class 2A Noteholders until the Class 2A Note Principal Balance has been reduced to zero, an amount equal to the lesser of:

                  (A) the balance of the Remaining Net Excess Spread with
            respect to Group 2, if any, after payments described in clauses
            (X)(i) through (vii) (in proportion to the amount of Available Funds Cap Carry-Forward Amount that would have been distributed to such Class 2A Noteholder on such Payment Date); and

                  (B) the Available Funds Cap Carry-Forward Amount, if any; and

            (ix) to the Certificate Paying Agent for payment to Certificateholders, the balance of the Amount Available with respect to Group 2, if any, after payments described in clauses (X)(i) through (viii) above, less that portion, if any, of the Net Excess Spread and Excess

      Principal with respect to Group 2 included in the Amount Available for Group 1 on such Payment Date.

      (Y) If the Payment Date is on or after the Cross-Over Date, the Indenture Trustee shall distribute the indicated amounts in the following order of priority:

            (i) to the Class 2A Noteholders (including for purposes of this Section 6.06(c), the Note Insurer as the subrogee thereof), an amount equal to the lesser of:

                  (A) the Amount Available with respect to Group 2; and

                  (B) the Class 2A Interest Remittance Amount;

            (ii) to the Class 2A Noteholders (including for purposes of this Section 6.06(c), the Note Insurer as the subrogee thereof), to be applied to reduce the Class 2A Note Principal Balance until the Class 2A Note Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Note Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount below, an amount equal to the lesser of:

                  (A) the balance of the Net Excess Amount Available with
            respect to Group 2 after payments described in clause (Y)(i) above,; and

                  (B) the Class A Principal Remittance Amount with respect to the Class 2A Notes;

            (iii) to the Group 2 Trustee Expense Account, an amount equal to the lesser of (A) the balance of the Amount Available with respect to Group 2 after payments described in clauses (Y)(i) and (ii) above and (B) any accrued and unpaid Annual Trustee Expense Amount with respect to Group 2;

            (iv) to the Servicer and/or the Seller, an amount equal to the lesser of (A) the balance of the Amount Available with respect to Group 2 after payments described in clauses (Y)(i) through (iii) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 2 included in the Amount Available for Group 1 on such Payment Date, and (B) any expenses incurred in connection with any third party claims that remain unreimbursed;

            (v) to the Servicer, an amount equal to the lesser of the balance of
      (A) the Amount available with respect to Group 2 after payments described in clauses (Y)(i) through (iv) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 2 included in the Amount Available for Group 1 on such Payment Date, and (B) the aggregate of any Nonrecoverable Servicing Advances and Nonrecoverable Monthly Advances with respect to Group 2 previously made by the Servicer and not previously reimbursed;

            (vi) to the Reserve Account, the Excess Overcollateralization Amount with respect to Group 2, if any;

            (vii) to the Class 2A Noteholders until the Class 2A Note Principal Balance has been reduced to zero, an amount equal to the lesser of:

            (A) the balance of the Remaining Net Excess Spread with respect to Group 2 after payments described in clauses (Y)(i) through
                  (vi) above and payments of Additional Principal, if any, to the Class 1A Noteholders (in proportion to the amount of Available Funds Cap Carry-Forward Amount that would have been distributed to such Class 2A Noteholder on such Payment Date); and

            (B)   the Available Funds Cap Carry-Forward Amount, if any; and

            (viii) to the Certificate Paying Agent for payment to the Certificateholders, the balance of the Amount Available with respect to Group 2, if any, after payments described in clauses (Y)(i) through (vii) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 2 included in the Amount Available for Group 1 on such Payment Date.

            As contemplated by Section 6.06(b) above, amounts distributed to the related Class A Noteholders pursuant to Sections 6.06(c)(A)(X)(i) and (ii) and 6.06(c)(A)(Y)(i) and (ii) with respect to Group 1, and Sections 6.06(c)(B)(X)(i) and (ii) and 6.06(c)(B)(Y)(i) and (ii) with respect to Group 2 above shall be applied first to distributions to the actual Noteholders, to the extent of, as applicable, the related Class A Remittance Amount with respect to the related Classes of Class A Notes (exclusive of any Class A Carry-Forward Amount to the extent representing amounts previously paid to the related Classes of Class A Noteholders, as Insured Payments or representing interest accrued in respect of Insured Payments), and then to reimbursement payments to the Note Insurer as subrogee to such Noteholders.

            Upon the earlier to occur of (i) June 26, 2000 and (ii) the termination of this Agreement, the Indenture Trustee shall distribute any amount remaining in the related Pre-Funding Account as part of the Amount Available for the immediately following Payment Date, net of any investment earnings, to the Class 1A or Class 2A Noteholders, in proportion to the Class 1A Note Principal Balance and the Class 2A Note Principal Balance, respectively, to reduce the Class 1A Note Principal Balance and the Class 2A Note Principal Balance until the Class 1A Note Principal Balance and the Class 2A Note Principal Balance are zero.

            (d) Except as otherwise provided in the next succeeding sentence and Sections 6.06(e) and 6.07, all distributions made to the Class 1A Noteholders or Class 2A Noteholders as a Class on each Payment Date will be made on a pro rata basis among the Noteholders of record of the respective Class on the immediately preceding Record Date based on the Percentage Interest represented by their respective Notes, and shall be made by wire transfer of immediately available funds to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall own of record any Class A Note with an initial related Class A Note Principal Balance in excess of $5,000,000 appearing in the Note Register and shall have provided timely and complete wiring instructions, and otherwise by check mailed to the address of such Noteholder appearing in the Note Register. The final distribution on each Note will be made in the manner, but only upon presentment and surrender of such Note at the location specified in the notice to Noteholders of such final distribution.

            (e) Each distribution with respect to a Book-Entry Note shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Note Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Note Owners that it represents. All such credits and disbursements with respect to a Book-Entry Note are to be made by the Depository and the Depository Participants in accordance with the provisions of the Class A Notes. None of the Indenture Trustee, the Note Registrar, the Seller nor the Servicer shall have any responsibility therefor except as otherwise provided by applicable law.

            To the extent applicable and not contrary to the rules of the Depository, the Indenture Trustee shall comply with the provisions of the form of the respective Class A Note as set forth in Exhibits A-1 and A-2 to the Indenture.

            (f) Notwithstanding the foregoing, the Indenture Trustee, prior to making any distributions to the Certificate Paying Agent pursuant to Sections 6.06(c)(A)(X)(ix), 6.06(c)(A)(Y)(viii), 6.06(c)(B)(X)(ix) and
6.06(c)(B)(Y)(viii) above, shall, from the remaining Amount Available for each Group, reimburse the Administrator for all expenses incurred pursuant to the Administration Agreement that remain unreimbursed.

            Section 6.07 Insufficiency of Amount Available or Net Excess Amount
                         Available.

            If as of any Payment Date the Amount Available, if such Payment Date is prior to the Cross-Over Date, or the related Net Excess Amount Available plus that additional portion of the Amount Available constituting Excess Spread available to pay the related Class A Interest Remittance Amount with respect to the related Class of Class A Notes pursuant to Section 6.06(c)(A)(Y)(i) with respect to Group 1 and Section 6.06(c)(B)(Y)(i) with respect to Group 2 above, if such Payment Date is on or after the Cross-Over Date, is insufficient to pay the related Class A Noteholders the related Class A Interest Remittance Amount, then the related Amount Available or related Net Excess Amount Available, plus that additional portion of the related Amount Available constituting Excess Spread with respect to the related Group available to pay the related Class A Interest Remittance Amount with respect to the related Class of Class A Certificates pursuant to Section 6.06(c)(A)(Y)(i) with respect to Group 1, and Section 6.06(c)(B)(Y)(i) with respect to Group 2 above, as the case may be, shall be distributed by the Indenture Trustee to the related Class A Noteholders (including the Note Insurer as subrogee thereof) as follows, with respect to each Group: first, to the extent of the related Class A Remittance Amount with respect to the related Class of Class A Notes exclusive of that portion of the related Class A Carry-Forward Amount representing amounts previously covered by Insured Payments with respect to the related Group or interest accrued in respect of such Insured Payments, in proportion to the amount of interest that would have been distributed to such related Class A Noteholder absent such shortfall; and second, that portion of the related Class A Carry-Forward Amount representing amounts previously covered by Insured Payments with respect to the related Group or interest accrued in respect of such Insured Payments with respect to the related Group, in proportion to the amount of interest that would have been distributed to such related Class A Noteholder absent such shortfall.

            Section 6.08 Servicer's Certificate.

            On or before 10:00 a.m. New York City time on the Determination Date, the Servicer shall deliver to the Note Insurer and the Indenture Trustee, by telecopy, the receipt and legibility of which shall be confirmed telephonically, with hard copy thereof (and in the case of the remittance report referenced below, such report to the Indenture Trustee in computer readable magnetic tape, electronic data file or equivalent form) to be delivered on the following Business Day, a certificate signed by a Servicing Officer and the Servicer's Monthly Remittance Report substantially in the form attached hereto as Exhibit Q (together, the "Servicer's Certificate") stating the date (day, month and year), the series number of the Notes, the date of this Agreement, and the following information with respect to each Group:

            (i) The Available Remittance Amount for the related Payment Date and any portion thereof that has been deposited in the related Note Distribution Account but, pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to
      Section 362 of the United States Bankruptcy Code, may not be withdrawn therefrom, the Amount Available with respect to each Group and the Net Excess Amount Available with respect to each Group;

            (ii) The Class 1A Note Principal Balance, the Class 2A Note Principal Balance, the Group 1 Principal Balance less the aggregate Principal Balance of the Group 1 Mortgage Loans that are Permanent Buydown Companion Loans, the aggregate Principal Balance of the Group 1 Mortgage Loans that are Permanent Buydown Companion Loans and the Group 2 Principal Balance as reported in the prior Servicer's Certificate pursuant to subclause (xii) below, or, in the case of the first Determination Date, the Original Class 1A Note Principal Balance and the Original Class 2A Note Principal Balance;

            (iii) The number and Principal Balances of all Mortgage Loans which were the subject of Principal Prepayments during the related Due Period;

            (iv) The amount of all Curtailments which were received during the Due Period;

            (v) The combined aggregate amount of (i) all Excess Payments and
      (ii) the principal portion of all Monthly Payments received during the related Due Period;

            (vi) The amount of interest received on the Mortgage Loans;

            (vii) The amount of the Monthly Advances to be made on the Determination Date, the Compensating Interest payment to be made on the Determination Date, the related Interest Coverage Addition, if any, to be made on the Payment Date and the amount to be deposited into the related Note Distribution Account from funds on deposit in the related Reserve Account pursuant to Section 6.14(c) on the Payment Date;

            (viii) The delinquency and foreclosure information calculated as of the end of the month preceding the Determination Date set forth in the form attached hereto as Exhibit N;

            (ix) The Class A Principal Remittance Amount, the Class 1A Interest Remittance Amount, the Class 2A Interest Remittance Amount and for the related Payment Date with the components thereof stated separately and the portion of the Class A Principal Remittance Amount to be distributed to the Class 1A Noteholders and the Class 2A Noteholders, respectively;

            (x) With respect to each Group, (a) the amount of the Insured Payment, if any, to be made on the related Payment Date, separately identified with respect to the Class 1A Notes and the Class 2A Notes, (b) the amount, if any, of previously unreimbursed Insured Payments, and (c) the aggregate portion of the amounts described in clause (ix) above that represents unpaid interest accrued in respect of Insured Payments in accordance with the definition of Class A Carry-Forward Amount;

            (xi) The amount to be distributed to the Certificateholders for the Payment Date;

            (xii) The Class 1A Note Principal Balance, the Class 2A Note Principal Balance, the Group 1 Principal Balance, the aggregate balance of the Permanent Buydown Companion Loans and the Group 2 Principal Balance each after giving effect to the distribution to be made on the related Payment Date;

            (xiii) With respect to each Group, the weighted average maturity and the weighted average Mortgage Rate;

            (xiv) The Servicing Fees and the amounts to be paid to the Note Insurer as the Monthly Premium pursuant to Section 6.04 and to the related Trustee Expense Account pursuant to Section 6.03;

            (xv) The amount of all payments or reimbursements to the Servicer pursuant to Section 5.04 (ii), (iv), (vi) and (ix) above and the amounts, if any, withdrawn pursuant to 5.04 (v) and (vii) above;

            (xvi) The related Group Factor, computed to seven (7) decimal places;

            (xvii) With respect to each Group, the Excess Spread to be deposited in the related Note Distribution Account pursuant to Section 6.01(iii) above;

            (xviii) With respect to each Group, (a) the allocation of Excess Spread to be distributed pursuant to Section 6.06(c) above to Class 1A and Class 2A Noteholders, to the Servicer and/or Seller as Reimbursable Amounts, to the Servicer as Nonrecoverable Advances and to the Certificateholders and (b) the Available Funds Cap Carry-Forward Amount for the immediately preceding Payment Date;

            (xix) With respect to each Group, the sum of all Realized Losses since the Closing Date, the Subordinated Amount as of such Payment Date, and the Unrecovered Class A Portion if any;

            (xx) The amounts which are reimbursable to the Servicer or the Seller, as appropriate, pursuant to Sections 6.02, 6.03(c), 6.04 and 6.06(c) above;

            (xxi) With respect to each Group, the number of Mortgage Loans at the beginning and at the end of the related Due Period;

            (xxii) If the related Payment Date is the final Payment Date in connection with the purchase by the Servicer of all the Mortgage Loans and REO Properties of the related Group pursuant to Section 11.01, the Termination Price;

            (xxiii) With respect to each Group, for the June 26, 2000 Payment Date, the balance of the related Pre-Funded Amount that has not been used to purchase Subsequent Mortgage Loans and that is being distributed to the related Class of Class A Noteholders as a mandatory prepayment of principal, if any, on such Payment Date pursuant to the last paragraph of
      Section 6.06(c) above;

            (xxiv) With respect to each Group, the Overcollateralization Amount after giving effect to the distribution of the related Class A Principal Remittance Amount on such Payment Date, the Required Overcollateralization Amount for such Payment Date, the Undercollateralization Amount for such Payment Date, the related Uncovered Class A Portion for such Payment Date and the amount of the related Additional Principal to be distributed on such Payment Date;

            (xxv) The amount on deposit in the Reserve Accounts for such Payment Date and the amount, if any, to be released to the Certificateholders from the Reserve Accounts pursuant to Section 6.14(c);

            (xxvi) Such other information as the Note Insurer and the Noteholders may reasonably request and which is produced or available in the ordinary course of the Servicer's business; and

            (xxvii) The aggregate unpaid principal balance of all delinquent Mortgage Loans repurchased by the Servicer on any Determination Date and cumulatively since the Closing Date pursuant to Section 5.11.

            The Indenture Trustee shall forward copies of such Servicer's Certificate to the Noteholders and Moody's on the Payment Date. All reports prepared by the Indenture Trustee of such withdrawals and deposits will be based in whole or in part upon the information provided to the Indenture Trustee by the Servicer, and the Indenture Trustee may fully rely upon and shall have no liability with respect to such information provided by the Servicer.

            To the extent that there are inconsistencies between the telecopy of the Servicer's Certificate and the hard copy thereof, the Indenture Trustee shall be entitled to rely upon the telecopy.

            In the case of information furnished pursuant to subclauses (ii),
(iii), (iv), (v), (ix), (x) and (xii) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class per $1,000 original dollar amount as of the Cut-off Date, in the case of such information relevant to Class A Noteholders.

            (a) Within a reasonable period of time after the end of each calendar year, the Servicer shall furnish to the Indenture Trustee for distribution to each Person who at any time during the calendar year was a Class A Noteholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (vi), (ix) and (xiv) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Noteholder. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Indenture Trustee or the Noteholders pursuant to any requirements of the Code as from time to time are in force.

            (b) On each Payment Date, the Indenture Trustee shall forward to the Certificateholders a copy of the reports forwarded to the Class A Noteholders in respect of such Payment Date and a statement setting forth the amounts actually distributed to the Certificateholders on such Payment Date together with such other information as the Servicer deems necessary or appropriate.

            (c) Within a reasonable period of time after the end of each calendar year, the Servicer shall furnish to the Indenture Trustee for distribution to each Person who at any time during the calendar year was a Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Indenture Trustee or the Certificateholders pursuant to any requirements of the Code as from time to time in force.

            (d) Upon reasonable advance notice in writing, the Servicer will provide to each Class A Noteholder which is a savings and loan association, bank or insurance company access to information and documentation regarding the Mortgage Loans sufficient to permit such Class A Noteholders to comply with applicable regulations of the FDIC or other regulatory authorities with respect to investment in the Class A Notes.

            (e) The Servicer shall furnish to each Securityholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Securityholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Securityholder may reasonably require; provided, that the Servicer shall be entitled to be reimbursed by such Securityholder for the Servicer's actual expenses incurred in providing such reports, if such reports are not generally produced in the ordinary course of the Servicer's business.

            (f) Reports and computer tapes furnished by the Servicer pursuant to this Agreement shall be deemed confidential and of proprietary nature, and shall not be copied or distributed except in connection with the purposes and requirements of this Agreement. No Person entitled to receive copies of such reports or tapes shall use the information therein for the purpose of soliciting the customers of the Seller or for any other purpose except as set forth in this Agreement.

            (g) Within a reasonable period of time after the Closing Date, the Servicer will provide to the Note Insurer, or its designee, a computer tape or electronic transmission (a "Data Tape"), in a format and containing such of the servicing data maintained by the Servicer with respect to the Mortgage Loans as of the Cut-off Date as shall be mutually agreed to by the Servicer and the Note Insurer (but in any event the Data Tape shall contain the Servicer's Monthly Remittance Report and such other information as the Note Insurer may reasonably request), together with a written explanation (the "Data Dictionary") of each of the data fields included in such Data Tape. Thereafter, on a monthly basis, the Servicer will provide to the Note Insurer, or its designee, a Data Tape as of the end of the preceding Due Period, together with a written explanation of any revisions made to the Data Dictionary during the preceding Due Period. The Note Insurer shall have no duty or obligation with respect to the accuracy of the information contained in any Data Tape or in the Data Dictionary.

            Section 6.09 Advances by the Servicer.

            Not later than 4:00 p.m. New York time on the Determination Date, the Servicer shall remit to the Indenture Trustee for deposit in the related Note Distribution Account an amount (as indicated in the Servicer's Certificate prepared pursuant to Section 6.08 above), to be distributed on the related Payment Date pursuant to Section 6.06 above, equal to the sum of, with respect to each Group (a) the interest portion of each Monthly Payment due but not received during the related Due Period (net of the Servicing Fee and the Annual Trustee Expense Amount, plus (b) with respect to each REO Property with respect to the related Group, which was acquired during or prior to the related Due Period and as to which an REO Disposition did not occur during the related Due Period, an amount equal to the excess, if any, of interest on the Principal Balance of each such REO Property at the related Mortgage Rate (net of the Servicing Fee and the Annual Trustee Expense Amount) for the most recently ended calendar month over the net income from the REO Property transferred to the Principal and Interest Account with respect to the related Group during the related Due Period pursuant to Section 5.10 above, plus (c) with respect to a Mortgage Loan with a delinquent Balloon Payment, an amount equal to the assumed interest portion of the aggregate amount of the Monthly Payment that would have been due on the related Due Period (net of the Servicing Fee and the Annual Trustee Expense); except that, after the Cross-Over Date, the Servicer shall not be required to remit as the sum of clauses (a), (b) and (c) above, an amount in excess of the sum of the related Class A Interest Remittance Amount and the related Monthly Premium for the immediately following Remittance Date, plus (d) with respect to each such Payment Date, the amount necessary on the first, second, third, fourth and fifth Payment Dates to pay 30 days' interest with respect to each non-delinquent Subsequent Mortgage Loan (net of the Servicing Fee and the Annual Trustee Expense Amount), plus (e) with respect to each Payment Date, if pursuant to Section 5.04(ii) above the Servicer has previously reimbursed itself for a Monthly Advance made pursuant to Section 6.09(c) or
Section 6.09(d) above, then an amount equal to such amount previously reimbursed, such sum being defined herein as the "Monthly Advance". In lieu of making all or a portion of such Monthly Advance from its own funds, the Servicer may (i) cause to be made an appropriate entry in its records relating to the Principal and Interest Account with respect to the related Group that any amount held in the Principal and Interest Account with respect to the related Group, and not required for distribution on the immediately succeeding Payment Date has been used by the Servicer in discharge of its obligation to make any such Monthly Advance and (ii) transfer such funds from the Principal and Interest Account with respect to the related Group, to the related Note Distribution Account. Any funds so applied and transferred shall be replaced by the Servicer by deposit in the related Principal and Interest Account no later than the close of business on the Business Day immediately preceding the Payment Date on which such funds are required to be distributed pursuant to this Agreement. The Servicer may reimburse itself pursuant to Section 5.04 above for Monthly Advances made from its own funds. Notwithstanding the foregoing, the Monthly Advance required on the first Payment Date by Section 6.09(d) above shall be mandatory, and each successive Monthly Advance pursuant to Section 6.09(d) and Section 6.09(e) above shall be made if and to the extent the Servicer has reimbursed itself for amounts previously advanced pursuant to such Sections 6.09(d) and 6.09(e), as the case may be.

            Section 6.10 Compensating Interest.

            Not later than the close of business on each Determination Date, with respect to each Mortgage Loan for which a Principal Prepayment or Curtailment was received during the related Due Period, the Servicer shall remit to the Indenture Trustee for deposit in the related Note Distribution Account from amounts otherwise payable to it as Servicing Compensation (as indicated in the Servicer's Certificate prepared pursuant to Section 6.08 above), an amount equal to the difference between (a) 30 days' interest on the Principal Balance of each such Mortgage Loan (other than a Periodic Payment Loan) or 28 days interest on the Principal Balance of each such Periodic Payment Loan immediately following the Payment Date in the related Due Period at the Mortgage Rate, net of the Servicing Fee and the Annual Trustee Expense Amount, and after the related Cross-Over Date, the Excess Spread with respect to the related Group, and (b) the amount of interest actually received on each such Mortgage Loan for such Due Period, net of the Servicing Fee, the Annual Trustee Expense Amount, and after the related Cross-Over Date, the Excess Spread with respect to the related Group.

            Section 6.11 [Reserved].

            Section 6.12 Pre-Funding Account.

            (a) With respect to each Group and no later than the Closing Date, the Indenture Trustee shall establish one or more segregated trust accounts that are Eligible Accounts, which shall be titled, with respect to Group 1, "Group 1 Pre-Funding Account, LaSalle Bank National Association, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Notes, Series 2000-1" and, with respect to Group 2, "Group 2 Pre-Funding Account, LaSalle Bank National Association, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Notes, Series 2000-1". The Indenture Trustee shall, promptly upon receipt, deposit in the related Pre-Funding Account and retain therein the Original Pre-Funded Amount with respect to the related Group remitted on the Closing Date to the Indenture Trustee by the Seller. All income and gain realized from investment of funds deposited in each Pre-Funding Account shall be for the sole and exclusive benefit of the Seller and shall be remitted by the Indenture Trustee to the Seller on the first Business Day following each Payment Date. The Seller shall deposit in the related Pre-Funding Account the amount of any net loss incurred in respect of any such Permitted Investments upon realization of such loss.

            (b) Amounts on deposit in the related Pre-Funding Account shall be withdrawn by the Indenture Trustee as follows:

            (i) On any Subsequent Transfer Date, the Indenture Trustee, upon written direction from the Seller, shall withdraw from the related Pre-Funding Account an amount equal to the applicable percentage of the Principal Balances of the Subsequent Mortgage Loans with respect to the related Group transferred and assigned to the Indenture Trustee on such Subsequent Transfer Date and pay such amount to or upon the order of the Seller upon satisfaction of the conditions with respect to such transfer and assignment set forth in Section 2.10(b) above with respect to all Subsequent Mortgage Loans, Section 2.10(c) with respect to Group 1 Subsequent Mortgage Loans and Section 2.10(d) with respect to Group 2 Subsequent Mortgage Loans;

            (ii) If the related Pre-Funded Amount has not been reduced to zero during the Funding Period, on June 26, 2000, the Indenture Trustee shall withdraw any amount remaining in the related Pre-Funding Account, net of investment earnings, and deposit such amount in the related Note Distribution Account in order to effect the distributions described in the last paragraph of Section 6.06(c) above on such Payment Date and remit any remaining balance to the Seller;

and also, in no particular order of priority:

            (iv) to withdraw any amount not required to be deposited in the related Pre-Funding Account or deposited therein in error;

            (v) to withdraw investment earnings,

            (vi) to clear and terminate the related Pre-Funding Account upon the earliest to occur of (A) June 26, 2000, (B) the termination of this Agreement and (C) the termination of the related Group, with any amounts remaining on deposit therein being paid to the Certificateholders, and

            (vii) to pay the Seller an amount agreed to by the Note Insurer and the Seller, upon the establishment of a Cap Agreement pursuant to Section
      6.17 of this Agreement. The Seller shall provide written instructions to the Indenture Trustee indicating the amount of any such withdrawal. No such withdrawal will be made without the prior written consent of the Note Insurer.

            Section 6.13 Interest Coverage Account.

            (a) With respect to each Group and no later than the Closing Date, the Indenture Trustee shall establish and maintain with itself a separate, segregated trust account, which shall be an Eligible Account, titled, with respect to Group 1, "Group 1 Interest Coverage Account, LaSalle Bank National Association, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Notes, Series 2000-1" and, with respect to Group 2, "Group 2 Interest Coverage Account, LaSalle Bank National Association, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Notes, Series 2000-1." The Indenture Trustee shall, promptly upon receipt, deposit in the related Interest Coverage Account and retain therein the related Interest Coverage Amount remitted on the Closing Date or any Subsequent Transfer Date to the Indenture Trustee by the Seller. Funds deposited in the related Interest Coverage Account shall be held in trust by the Indenture Trustee for the Noteholders for the uses and purposes set forth herein. For federal income tax purposes, the Seller shall be the owner of the related Interest Coverage Account and shall report all items of income, deduction, gain or loss arising therefrom. All income and gain realized from investment of funds deposited in each Interest Coverage Account shall be for the sole and exclusive benefit of the Seller and shall be remitted by the Indenture Trustee to the Seller on the first Business Day following each Payment Date. The Seller shall deposit in the related Interest Coverage Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss.

            (b) With respect to each Group and on the April 25, 2000 Payment Date, the Indenture Trustee shall withdraw from the related Interest Coverage Account and deposit in the related Note Distribution Account an amount, as provided in the Servicer's Monthly Remittance Report, equal to the sum of (A)
(i) 30 days' interest on the related Original Pre-Funded Amount at an annual rate equal to 11.3650% with respect to Group 1 and 11.1550% with respect to Group 2 minus (ii) the sum of (1) interest payments received on Subsequent Mortgage Loans with respect to the related Group during the related Due Period and (2) Monthly Advances in respect of interest portions of delinquent Monthly Payments on Subsequent Mortgage Loans with respect to the related Group conveyed to the Indenture Trustee during the related Due Period and (B) with respect to Subsequent Mortgage Loans that are Deferred Payment Loans, the amount of interest that will accrue during the period of deferment on the principal balance of such Deferred Payment Loan as transferred to the Trust.

            (c) With respect to each Group and on the May 25, 2000 Payment Date, the Indenture Trustee shall withdraw from the related Interest Coverage Account and deposit in the related Note Distribution Account an amount, as provided in the Servicer's Monthly Remittance Report, equal to the sum of (A) (i) 30 days' interest on the related Original Pre-Funded Amount minus the aggregate Principal Balance of Subsequent Mortgage Loans conveyed to the Indenture Trustee having a Due Date on or prior to April 1, 2000 at an annual rate equal to 11.3650% with respect to Group 1 and 11.1550% with respect to Group 2 minus (ii) the sum of
(1) interest payments received on Subsequent Mortgage Loans conveyed to the Indenture Trustee during the related Due Period and (2) Monthly Advances in respect of interest portions of delinquent Monthly Payments on Subsequent Mortgage Loans with respect to the related Group conveyed to the Indenture Trustee during the related Due Period and (B) with respect to Subsequent Mortgage Loans that are Deferred Payment Loans, the amount of interest that will accrue during the period of deferment on the principal balance of such Deferred Payment Loan as transferred to the Trust.

            (d) With respect to each Group and on June 26, 2000, the Indenture Trustee shall withdraw from the related Interest Coverage Account and deposit in the related Note Distribution Account an amount, as provided in the Servicer's Monthly Remittance Report, equal to the sum of (A) (i) 30 days' interest on the related Original Pre-Funded Amount minus the aggregate Principal Balance of Subsequent Mortgage Loans conveyed to the Indenture Trustee having a Due Date on or prior to April 1, 2000 at an annual rate equal to 11.3650% with respect to Group 1 and 11.1550% with respect to Group 2 minus (ii) the sum of (1) interest payments received on Subsequent Mortgage Loans conveyed to the Indenture Trustee during the related Due Period and (2) Monthly Advances in respect of interest portions of delinquent Monthly Payments on Subsequent Mortgage Loans with respect to the related Group conveyed to the Indenture Trustee during the related Due Period and (B) with respect to Subsequent Mortgage Loans that are Deferred Payment Loans, the amount of interest that will accrue during the period of deferment on the principal balance of such Deferred Payment Loan as transferred to the Trust.

            (e) With respect to each Group and on the date of conveyance of a Subsequent Mortgage Loan to the Indenture Trustee, excess funds on deposit in the related Interest Coverage Account in an amount equal to the product of (i) the Principal Balance of such Subsequent Mortgage Loan and (ii) 11.3650% with respect to Group 1 and 11.1550% with respect to Group 2 and (iii) a fraction, the numerator of which is the number of days from the Subsequent Transfer Date to June 26, 2000 and the denominator of which is 360 days, shall be remitted immediately to the Seller.

            (f) With respect to each Group and upon the earlier of (i) the June 26, 2000 Payment Date, (ii) the reduction of the related Class 1A Note Principal Balance or the Class 2A Note Principal Balance to zero, (iii) the termination of this Agreement in accordance with Section 11.01, (iv) the date of the conveyance of the last Subsequent Mortgage Loan to the Indenture Trustee, as set forth in a written letter of instruction by the Servicer to the Indenture Trustee, or (v) termination of the related Group, any amount remaining on deposit in the related Interest Coverage Account other than the Deferred Interest Amount after distributions pursuant to Sections 6.13(b), 6.13(c) and 6.13(d) above shall be withdrawn by the Indenture Trustee and paid to the Seller.

            (g) With respect to each Group and on each Payment Date after the June 26, 2000 Payment Date, the Indenture Trustee shall withdraw from the related Interest Coverage Account and deposit in the related Note Distribution Account, an amount equal to the amount of interest that will accrue during the period of deferment on the principal balance of any related Deferred Payment Loan as transferred to the Issuer that would otherwise be due during the related Due Period.

            Section 6.14 Reserve Account.

            (a) If necessary, the Indenture Trustee shall establish and maintain with itself a separate, segregated trust account, which shall be an Eligible Account, titled, "Reserve Account, LaSalle Bank National Association, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Notes, Series 2000-1". The Indenture Trustee shall, (i) in accordance with the Insurance Agreement Supplement (as defined in the Insurance Agreement), promptly upon receipt, deposit in and retain in the Reserve Account the required Reserve Account Deposit set forth in such Insurance Agreement Supplement remitted to the Indenture Trustee by the Seller and (ii) promptly deposit in the Reserve Account the Excess Overcollateralization Amount, if any. Funds deposited in the Reserve Account shall be held in trust by the Indenture Trustee for the Noteholders for the uses and purposes set forth herein.

            (b) All income and gain realized from investment of funds deposited in the Reserve Account shall be for the sole and exclusive benefit of the Seller and shall be remitted by the Indenture Trustee to the Seller on the first Business Day following each Payment Date.

            (c) Amounts, if any, on deposit in the Reserve Account shall be withdrawn on each Payment Date by the Indenture Trustee to be applied, at the written direction of the Servicer, as follows:

            (i)(A) to deposit in the Group 1 Note Distribution Account, an amount equal to the excess of the Class A Remittance Amount with respect to the Class 1A Notes for such Payment Date over the Amount Available (exclusive of clauses (iv) and (v) of the definition thereof) with respect to Group 1 for such Payment Date and (B) to deposit in the Group 2 Note Distribution Account, an amount equal to the excess of the Class A Remittance Amount with respect to the Class 2A Notes for such Payment Date over the Amount Available (exclusive of clauses (iv) and (v) of the definition thereof) with respect to Group 2 for such Payment Date;

            (ii) to release to the Certificateholders, on the Payment Date on which the Overcollateralization Amount for the Groups exceeds the Required Overcollateralization Amount for the Groups, the lesser of (A) the amount, if any, remaining in the Reserve Account and (B) such excess, after giving effect to all payments to be made on the related Class A Notes on such Payment Date; and

            (iii) to clear and terminate the related Reserve Account upon termination of this Agreement with any amounts on deposit therein being paid to the Certificateholders.

            Section 6.15 [Reserved]

            Section 6.16 Compliance with Withholding Requirements.

            Notwithstanding any other provision of this Agreement, the Indenture Trustee shall comply with all federal withholding requirements respecting payments to Noteholders of interest or original issue discount that the Indenture Trustee reasonably believes are applicable under the Code. The consent of Noteholders shall not be required for such withholding. In the event the Indenture Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Noteholder pursuant to federal withholding requirements, the Indenture Trustee shall indicate the amount withheld to such Noteholders.

            Section 6.17 Cap Agreement.

            The Seller, at its own expense, may enter into a Cap Agreement with a counterparty to provide supplemental payments to the Trust when one-month LIBOR exceeds a specified level set forth in the Cap Agreement. The Seller must obtain the Note Insurer's consent to assign any such Cap Agreement to the Trust and such consent will be based in part on certain rating, credit and legal requirements agreed to by the Note Insurer and the Seller. All of the Seller's rights under any such Cap Agreement shall be hereby transferred, assigned, set over and conveyed, without recourse, to the Trust for the benefit of Indenture Trustee on behalf of Noteholders and the Note Insurer.

                                   ARTICLE VII

                          GENERAL SERVICING PROCEDURE

            Section 7.01 Assumption Agreements.

            When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage Documents, the Mortgagor remains liable thereon. The Servicer is also authorized with the prior approval of the Note Insurer to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Servicer shall notify the Indenture Trustee and the Note Insurer that any such substitution or assumption agreement has been completed by forwarding to the Indenture Trustee the original of such substitution or assumption agreement and a duplicate thereof to the Note Insurer, which original shall be added by the Indenture Trustee to the related Trustee's Mortgage File and shall, for all purposes, be considered a part of such Trustee's Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this Section 7.01, the Servicer shall not change the Mortgage Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Mortgage Loan. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional Servicing Compensation.

            Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

            Section 7.02 Satisfaction of Mortgages and Release of Mortgage
Files.

            The Servicer shall not grant a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or otherwise prejudice any right the Noteholders may have under the mortgage instruments subject to Section 5.01 above. The Servicer shall maintain the Fidelity Bond as provided for in Section 5.09 above insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Indenture Trustee (if it holds the related Trustee's Mortgage File) or the Custodian, as the case may be, by an Officers' Certificate in the form of Exhibit I attached hereto (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Principal and Interest Account pursuant to
Section 5.03 above have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Trustee's Mortgage File. Upon receipt of such certification and request, the Indenture Trustee or such Custodian, as the case may be, shall promptly release the related Trustee's Mortgage File to the Servicer. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be payable only from and to the extent of Servicing Compensation with respect to the related Group and shall not be chargeable to the related Principal and Interest Account or the related Note Distribution Account.

            With respect to any Mortgage Note released by the Indenture Trustee to the Servicer or to any Subservicer in accordance with the terms of this Agreement, other than a release or satisfaction pursuant to the second paragraph of this Section 7.02, prior to such release, the Indenture Trustee shall (a) complete all endorsements in blank so that the endorsement reads "Pay to the order of LaSalle Bank National Association, as Trustee under the Indenture, dated as of March 1, 2000, Series 2000-1" and (b) complete a restrictive endorsement that reads "LaSalle Bank National Association is the holder of the mortgage note for the benefit of the Noteholders under the Indenture, dated as of March 1, 2000, Series 2000-1" with respect to those Mortgage Notes currently endorsed "Pay to the order of holder", if any.

            From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any primary mortgage guaranty insurance policy, the Indenture Trustee shall, upon request of the Servicer and delivery to the Indenture Trustee of a certification in the form of Exhibit I attached hereto signed by a Servicing Officer, release the related Trustee's Mortgage File or any document therein to the Servicer, and the Indenture Trustee shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such servicing receipt shall obligate the Servicer to return the Trustee's Mortgage File or any document released therefrom to the Indenture Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Net Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Principal and Interest Account with respect to each Group, and remitted to the Indenture Trustee for deposit in the related Note Distribution Account or the Trustee's Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Indenture Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Trustee's Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Indenture Trustee to the Servicer.

            The Indenture Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Indenture Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Indenture Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Indenture Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. The Indenture Trustee shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Indenture Trustee by the Servicer or take any other action requested in such request that is, in the opinion of the Servicer as evidenced by such request, required by any state or other jurisdiction to discharge the lien of a Mortgage upon the satisfaction thereof and the Indenture Trustee will sign and post, but will not guarantee receipt of, any such documents to the Servicer, or such other party as the Servicer may direct, within five Business Days, or more promptly if needed, of the Indenture Trustee's receipt of such certificate or documents. Such certificate or documents shall establish to the Indenture Trustee's satisfaction that the related Mortgage Loan has been paid in full by or on behalf of the Mortgagor and that such payment has been deposited in the Principal and Interest Account.

            Section 7.03 Servicing Compensation.

            As compensation for its services under this Agreement, subject to
Section 5.03 and Section 6.10 (pursuant to which Servicing Compensation is reduced), the Servicer shall be entitled to withdraw from the Principal and Interest Account with respect to the related Group or to retain from interest payments on the Mortgage Loans, the Servicer's Servicing Fee. Additional servicing compensation in the form of assumption and other administrative fees, interest paid on funds on deposit in the Principal and Interest Accounts, interest paid and earnings realized on Permitted Instruments in the Principal and Interest Accounts, Note Distribution Accounts and Trustee Expense Accounts, amounts remitted pursuant to Sections 6.03(c)(iii), 6.04 and 7.01 above, late payment charges and Excess Proceeds shall be retained by or remitted to the Servicer to the extent not required to be remitted to the Indenture Trustee for deposit in the Note Distribution Accounts. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein. The Depositor's Yield is the property of the Seller, and not the property of the Servicer, and such ownership shall not be affected by any termination of the Servicer.

            Section 7.04 Annual Statement as to Compliance.

            The Servicer will deliver to the Note Insurer, the Indenture Trustee, the Rating Agencies, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc., not later than the last day of the fourth month following the end of the Servicer's fiscal year, beginning for the fiscal year ending June 30, 2001, an Officer's Certificate stating that (i) the Servicer has fully complied with the provisions of Articles V and VII, (ii) a review of the activities of the Servicer during the preceding fiscal year and of performance under this Agreement has been made under such officer's supervision, and (iii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof and the action being taken by the Servicer to cure such default.

            Section 7.05 Annual Independent Public Accountants' Servicing Report
                         and Comfort Letter.

            Not later than the last day of the fourth month following the end of the Servicer's fiscal year, beginning for the fiscal year ending June 30, 2001, the Servicer, at its expense, shall cause a firm of independent public accountants reasonably acceptable to the Indenture Trustee and the Note Insurer to furnish (1) a letter or letters to the Note Insurer, the Indenture Trustee, the Rating Agencies, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. to the effect that such firm has with respect to the Servicer's overall servicing operations examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and stating such firm's conclusions relating thereto and (2) a letter to the effect that such firm has examined Section 6.08 of this Agreement (or the comparable section of a substantially similar agreement of the Servicer, as Servicer, under which certain payments to the holders of certificates or securities are guaranteed by the Note Insurer) and verified the mathematical accuracy of the amounts reported by the Servicer and that such amounts were computed in accordance with the terms of this Agreement (or such comparable agreement).

            Section 7.06 Securityholder's, Indenture Trustee's and Note
                         Insurer's Right to Examine Servicer Records.

            (a) Each Securityholder, the Indenture Trustee and the Note Insurer shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine and audit any and all of the books, records or other information of the Servicer, whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.

            (b) More specifically (but without derogation of the more general right of inspection referred to in subsection (a) above), the Note Insurer or its agents or representatives also shall have the right, upon reasonable notice and during normal business hours on the Servicer's or any Subservicer's premises, as the case may be, to examine, review and audit the books, records and files of the Servicer or any Subservicer relating to the Mortgage Loans (including, without limitation, any servicing and origination files) and the servicing thereof and to receive such other information as the Note Insurer may reasonably request, and to make such copies or take excerpts from such books, records and files as any such agent or representative deems necessary or advisable. During any such examination or review, the Servicer or Subservicer, as the case may be, shall make its employees, auditors, representatives or agents knowledgeable about the books, records and/or files being examined or reviewed available to the Note Insurer, its agents or representatives. In addition, the Servicer, upon request of the Note Insurer, will permit the Note Insurer or its authorized agents to discuss the affairs, finances and accounts of the Servicer with such Servicer's independent accountants. Unless an Event of Servicer Default shall have occurred and be continuing, the reasonable and customary out of pocket costs and expenses of the Servicer or its representatives or agents in connection with any such examination, review or discussion under this subsection (b) shall be paid by the Servicer, and the costs and expenses of the Note Insurer, its agents or representatives shall be paid by the Note Insurer. During the period in which an Event of Servicer Default is continuing, any costs and expenses of the Note Insurer, its agents and representatives and of the Servicer, its agents and representatives shall be paid solely by the Servicer.

            Section 7.07 Reports to the Indenture Trustee; Principal and Interest Account Statements.

            If any Principal and Interest Account is not maintained with the Indenture Trustee, then not later than 25 days after each Record Date, the Servicer shall forward to the Indenture Trustee a statement, certified by a Servicing Officer, setting forth the status of such Principal and Interest Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into such Principal and Interest Account for each category of deposit specified in Section
5.03 above, the aggregate of withdrawals from such Principal and Interest Account for each category of withdrawal specified in Section 5.04 above, the aggregate amount of permitted withdrawals not made in the related Due Period, the amount of any related Monthly Advances for the related Due Period.

                                  ARTICLE VIII

                       REPORTS TO BE PROVIDED BY SERVICER

            Section 8.01 Financial Statements.

            (a) The Servicer understands that, in connection with the transfer of the Notes, Noteholders may request that the Servicer make available to prospective Noteholders annual audited financial statements of the Servicer for one or more of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied.

            The Servicer also agrees to make available on a reasonable basis to the Note Insurer and any prospective Noteholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Note Insurer and any prospective Noteholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Note Insurer and such prospective Noteholder that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

            (b) The Servicer will deliver to the Note Insurer (i) within 45 days of the end of each quarter of each fiscal year, copies of the Thrift Financial Report submitted to the Office of Thrift Supervision, (ii) within 45 days of the end of each quarter of the fiscal year, unaudited copies of the Servicer's consolidated balance sheet and statement of income certified by the chief financial officer of the Servicer as being true, correct and inclusive of adjustments necessary for a fair statement of the results for the interim periods (pursuant to interim accounting and disclosure rules and regulations, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles may be condensed or omitted), and (iii) annually within 30 days of the completion of the audited financial statements of the Servicer, audited copies of the Servicer's consolidated balance sheet and statements of income and cash flows, accompanied by an unqualified opinion thereon of the Servicer's independent public accountants to the effect that such consolidated financial statements have been prepared in accordance with generally accepted accounting principles consistently maintained and applied.

                                   ARTICLE IX

                                  THE SERVICER

            Section 9.01 Indemnification; Third Party Claims.

            (a) The Servicer agrees to indemnify and hold the Indenture Trustee, the Owner Trustee, the Issuer, the Note Insurer and each Noteholder (and their respective Affiliates, directors, officers, employees and agents) harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Issuer, the Owner Trustee, the Issuer, the Indenture Trustee, the Note Insurer, any such Noteholder or any such other indemnified Person may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. The Servicer shall immediately notify the Issuer, the Indenture Trustee, the Owner Trustee, the Issuer, the Note Insurer and each Noteholder if a claim is made by a third party with respect to this Agreement, and the Servicer shall assume (with the consent of the Indenture Trustee) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Issuer, the Indenture Trustee, the Owner Trustee, the Issuer, the Note Insurer, a Noteholder and/or any such other indemnified Person in respect of such claim. The Indenture Trustee may reimburse the Servicer from amounts otherwise distributable on the Certificates for all amounts advanced by it pursuant to the preceding sentence except when the claim relates directly to the failure of the Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement.

            (b) The Seller agrees to indemnify and hold the Issuer, the Owner Trustee, the Indenture Trustee, the Note Insurer and each Noteholder (and their respective Affiliates, directors, officers, employees and agents) harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Issuer, the Owner Trustee, the Indenture Trustee, the Note Insurer, any Noteholder and/or any such other indemnified person may sustain in any way related to (i) the failure of the Servicer, if it is an Affiliate thereof, or the failure of the Seller to perform their respective duties in compliance with the terms of this Agreement or (ii) any breach of the representations and warranties set forth in Sections 3.02(b)(xv) and 3.02(c)(xiv). The Seller shall immediately notify the Issuer, the Owner Trustee, the Indenture Trustee, the
Note Insurer and each Noteholder if a claim is made by a third party with respect to this Agreement and the Seller shall assume (with the consent of the Indenture Trustee) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Issuer, the Owner Trustee, the Seller, the Indenture Trustee, the Note Insurer, a Noteholder and/or any such other indemnified Person in respect of such claim. The Indenture Trustee may, if necessary, reimburse the Seller from amounts otherwise distributable on the Certificates if the claim is made with respect to this Agreement for all amounts advanced by it pursuant to the preceding sentence, except when the claim relates directly to the failure of a

Servicer, if it is, or is an Affiliate of, the Seller, to perform its obligations to service and administer the Mortgages in compliance with the terms of this Agreement, or the failure of the Seller to perform its duties in compliance with the terms of this Agreement.

            (c) The Seller agrees to indemnify the Issuer for any liability arising from the naming of the Issuer as a defendant in its capacity as an assignee of the lender in an action under the Riegle Community Development and Regulatory Improvement Act of 1994.

            Section 9.02 Merger or Consolidation of the Seller and the Servicer.

            The Servicer and the Seller will keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

            Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an established mortgage loan servicing institution that has a net worth of at least $15,000,000 and shall be the successor of the Servicer without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving person to any Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of Fannie Mae or Freddie Mac. The Servicer shall send notice of any such merger, consolidation or succession to the Issuer, the Indenture Trustee, the Rating Agencies and the Note Insurer.

            Section 9.03 Limitation on Liability of the Servicer and Others.

            The Seller and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein. The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section 9.01, the Servicer shall have no obligation to appear with respect to, prosecute or defend, any legal action which is not incidental to the Servicer's duty to service the Mortgage Loans in accordance with this Agreement.

            Section 9.04 Servicer Not to Resign.

            The Servicer shall not assign this Agreement or any part thereof nor resign from the obligations and duties hereby imposed on it except (i) that the Servicer may resign from any obligations and duties hereby imposed on it in connection with the Class 1A Notes upon mutual consent of the Servicer, the Seller, the Issuer, the Note Insurer, the Indenture Trustee and the Class

1A Majority Noteholders, (ii) that the Servicer may resign from any obligations and duties hereby imposed on it in connection with the Class 2A Notes upon mutual consent of the Servicer, the Seller, the Issuer, the Note Insurer, the Indenture Trustee and the Class 2A Majority Noteholders or (iii) upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination under clause (ii) permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the Issuer, the Indenture Trustee, the Seller and the Note Insurer, which Opinion of Counsel shall be in form and substance acceptable to the Indenture Trustee and the Note Insurer. No such resignation shall become effective until a successor has assumed such Servicer's responsibilities and obligations hereunder in accordance with Section 10.02.

            Section 9.05 Representations of the Servicer.

            The Servicer hereby represents and warrants to the Issuer, the Indenture Trustee, the Note Insurer and the Securityholders as of the Closing
Date:

            (a) The Servicer is a federally chartered stock savings bank and has been duly organized and is validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer and perform its obligations as Servicer or exempt from such licensing or qualification; the Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite action has been taken by the Servicer to make this Agreement valid, binding and enforceable upon the Servicer in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

            (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no such representation or warranty), that are necessary in connection with the execution and delivery by the Servicer of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of the Servicer and the performance by the Servicer of its obligations as Servicer under this Agreement and such of the other documents to which it is a party;

            (c) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

            (d) Neither this Agreement nor the Prospectus nor any statement, report or other document prepared by the Servicer and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

            (e) There is no action, suit, proceeding or investigation pending or, to the best of the Servicer's knowledge, threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement; and

            (f) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any Subservicing Agreement.

            Section 9.06 Accounting Upon Resignation or Termination of Servicer.

      Upon resignation of the Servicer under Section 9.04 or upon termination of the Servicer under Section 10.01, the Servicer shall:

            (a) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee the funds in the Group 1 Principal and Interest Account or the Group 2 Principal and Interest Account;

            (b) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee all Mortgage Files and related documents and statements held by it hereunder and a Mortgage Loan portfolio computer tape;

            (c) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee and, upon request, to the Noteholders and Certificateholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the Mortgage Loans;

            (d) deliver, upon request, to its successor or, if none shall have yet been appointed, to the Indenture Trustee, copies of any proprietary software or computer programs, including any related operating manuals or training material, if any, used in the servicing of the atypical Mortgage Loans included in the Trust to the extent that such successor or the Indenture Trustee, as applicable, shall not have reasonably available to it, software and programs for the servicing of such atypical Mortgage Loans, and shall use its reasonable best efforts to provide its successor, or the Indenture Trustee, as applicable, with any license, authorization or approvals from third parties necessary for its successor, or the Indenture Trustee, as applicable, to operate or use any other software or computer programs used in the servicing of the Mortgage Loans included in the Trust . Prior to any such delivery, the Servicer shall have received from such successor or the Indenture Trustee, as applicable, an agreement in writing to the effect that such software and programs delivered to it will be used solely in connection with the servicing of the Mortgage Loans included in the Trust and that it will return the same to the Servicer upon termination of its duties hereunder; and

            (e) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Mortgage Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.

                                    ARTICLE X

                                    DEFAULT

            Section 10.01 Events of Servicer Default.

            (a) In case one or more of the following Events of Servicer Default by the Servicer shall occur and be continuing, that is to say, with respect to a
Group:

            (i)(A) an Event of Nonpayment which continues unremedied for a period of one (1) Business Day after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Indenture Trustee, to the Servicer and the Indenture Trustee by the Note Insurer or to the Servicer, the Indenture Trustee and the Note Insurer by any Noteholder and, in the case of an Event of Nonpayment described in clause (i) or (ii) of the definition thereof, the insufficiency referred to in such clause (i) or (ii) does not result from a failure by the Note Insurer to perform in accordance with the terms of this Agreement with respect to such Group or the Note Insurance Policy or a failure by the Indenture Trustee to perform in accordance with this Agreement with respect to such Group; (B) the failure by the Servicer to make any required Servicing Advance with respect to a Group, to the extent such failure materially and adversely affects the interest of the Note Insurer or the related Noteholders and which continues unremedied for a period of 20 days after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Indenture Trustee, to the Servicer and the Indenture Trustee by the
      Note Insurer or to the Servicer, the Indenture Trustee and the Note Insurer by any Noteholder; (C) the failure by the Servicer to make any required Monthly Advance to the extent of the full amount of the related Class A Interest Remittance Amount; or (D) any other failure by the Servicer to remit to the related Securityholders, or to the Indenture Trustee for the benefit of the related Securityholders, any payment required to be made by the Servicer under the terms of this Agreement, to the extent such failure materially and adversely affects the interest of the Note Insurer or the Securityholders and which continues unremedied for a period of 20 days after the date upon which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Indenture Trustee, to the Servicer and the Indenture Trustee by the Note Insurer or to the Servicer, the Indenture Trustee and the Note Insurer by any Securityholder; or

            (ii) failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth herein, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the

      Servicer by the Indenture Trustee, to the Servicer and the Indenture Trustee by the Note Insurer or any related Securityholder with the consent of the Note Insurer; or

            (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

            (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property, which appointment shall continue unremedied for a period of 30 days after the Servicer has received notice of such default; or

            (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations, any of which shall continue unremedied for a period of 30 days after the Servicer has received notice of such default.

            (b) then, and in each and every such case so long as such Event of Servicer Default shall not have been remedied, (x) in the case solely of clause
(i)(C) above, if such Monthly Advance is not made by 4:00 p.m. Chicago time on the Determination Date, the Indenture Trustee, upon receipt of written notice or discovery by a Responsible Officer of such failure, shall give immediate telephonic notice of such failure to a Servicing Officer of the Servicer and, unless such failure is cured, either by receipt of payment or receipt of evidence satisfactory to the Note Insurer (e.g., a wire reference number communicated by the sending bank; the Note Insurer shall notify the Indenture Trustee if the Note Insurer receives satisfactory evidence that such funds have been sent), by 12:00 Noon New York City time on the following Business Day, the Indenture Trustee, or a successor servicer appointed in accordance with Section 10.02, shall immediately make such Monthly Advance and assume, pursuant to
Section 10.02, the duties of a successor Servicer with respect to such Group, and (y) in the case of clauses (i)(A), (i)(B), (i)(D), (ii), (iii), (iv) and (v) above, the Majority Noteholders of the related Group(s) affected by such Event of Servicer Default, by notice in writing to the Servicer and a Responsible Officer of the Indenture Trustee and subject to the prior written consent of the
Note Insurer, which consent may not be unreasonably withheld, may, in addition to whatever rights such Noteholders may have at law or equity to damages, including injunctive relief and specific performance, commence termination of all the rights and obligations of the Servicer hereunder with respect to the Group(s) affected by such Event of Servicer Default and in and to the Mortgage Loans of the Group(s) affected by such Event of Servicer Default and the proceeds thereof, as servicer. Upon receipt by the Servicer of a second written notice (except relative to clause (i)(C) above) from the Majority Noteholders of the related Group stating that they intend to terminate the Servicer as a result of such Event of Servicer Default, all authority and power of the Servicer under this Agreement with respect to such Group, shall, subject to Section 10.02, pass to and be vested in the Indenture Trustee or its designee and the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the related Mortgage Loans and related documents. The Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder with respect to the related Group, including, without limitation, the transfer to the Indenture Trustee or its designee for administration by it of all amounts which shall at the time be credited by the Servicer to the related Principal and Interest Account or thereafter received with respect to the Mortgage Loans of the related Group. For the purposes of exercising the remedies set forth in Section 10.01 above, with respect to clauses (i), (iii), (iv) and
(v) of Section 10.01(a) above, the Note Insurer shall be deemed to be the Majority Noteholder for a Group for so long as the Note Insurance Policy shall be in effect and the Note Insurer shall be in full compliance with its payment obligations thereunder. If, however, the Note Insurer fails to exercise or waive any of its rights under this Section 10.01 in respect of such clauses (i),
(iii), (iv) and (v), it shall not be deemed to be the Majority Noteholder for such Group for the purposes of such clauses. For the purposes of clause (ii), either the Note Insurer with the consent of the Indenture Trustee or the Majority Noteholders of the related Group(s) affected by such Event of Servicer Default may direct the appropriate remedial action provided in this Section.

            The Indenture Trustee shall not be deemed to have knowledge of an Event of Servicer Default (except an Event of Servicer Default pursuant to
Section 10.01(a)(i)(A) above relating to an Event of Nonpayment or the failure to make a Monthly Advance) unless a Responsible Officer has received written notice thereof.

            (c) Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence of an Event of Nonpayment known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall promptly notify the Note Insurer of such occurrence with respect to such Group. During the thirty (30) day period following receipt of such notice, the Indenture Trustee and the Note Insurer shall cooperate with each other to determine if the occurrence of such Event of Nonpayment is more likely than not the result of the acts or omissions of the Servicer or more likely than not the result of events beyond the control of the Servicer. If the Indenture Trustee and the Note Insurer conclude that the Event of Nonpayment is the result of the latter, the Servicer may not be terminated with respect to such Group, unless and until an Event of Servicer Default unrelated to such Event of Nonpayment has occurred and is continuing, whether or not the Servicer has cured such Event of Nonpayment. If the Indenture Trustee and the Note Insurer conclude that the Event of Nonpayment is the result of the former, the Note Insurer or the Majority Noteholders of the related Group, as the case may be, may terminate the Servicer in accordance with Section 10.01(b) above, provided that the Indenture Trustee shall have until the 60th day following the date of receipt of


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

notice of the Event of Nonpayment to either assume the servicing for the related Group or appoint a successor servicer for the related Group pursuant to Section 10.02.

            If the Indenture Trustee and the Note Insurer cannot agree, and the basis for such disagreement is not arbitrary or unreasonable, as to the cause of the Event of Nonpayment with respect to such Group, the decision of the Note Insurer shall control; provided, however, that if the Note Insurer decides to terminate the Servicer, the Indenture Trustee shall be relieved of its obligation to assume the servicing or to appoint a successor, which shall be the exclusive obligation of the Note Insurer.

            The Indenture Trustee shall promptly notify the Rating Agencies of the occurrence of an Event of Servicer Default known to a Responsible Officer of the Indenture Trustee.

            Notwithstanding any termination of the activities of a Servicer hereunder, the Servicer shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating the Servicer's rights and obligations as Servicer hereunder and received after such notice, that portion thereof to which the Servicer would have been entitled pursuant to Sections 5.04(i) through (ix), and any other amounts payable to the Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

            Section 10.02 Indenture Trustee to Act; Appointment of Successor.

            On and after the time the Servicer receives a notice of termination pursuant to Section 10.01 above, or the Indenture Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to
Section 9.04, or the Servicer is removed as servicer pursuant to this Article X, the Indenture Trustee shall be, with respect to such Group, the successor in all respects to the Servicer in its capacity as servicer under this Agreement with respect to such Group and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, provided, however, that the Indenture Trustee shall have no liability or obligation hereunder in respect of any period prior to becoming such successor, whether for acts or omissions of any prior servicer or otherwise. The Indenture Trustee, as successor to the Servicer, shall be obligated to make advances pursuant to Sections 6.09, 6.10, 5.10 or 5.14 unless, and only to the extent, the Indenture Trustee determines reasonably and in good faith that such advances would not be recoverable pursuant to Sections 5.04(ii), 6.06(c)(A)(X)(v) and (vi) or 6.06(c)(A)(Y)(iv) and (v) with respect to Group 1, or 6.06(c)(B)(X)(v) and (vi) or 6.06(c)(B)(Y)(iv) and (v) with respect to Group 2 above, such determination to be evidenced by a certification of a Responsible Officer of the Indenture Trustee delivered to the Note Insurer. Subject to its determination that such advances would not be recoverable in accordance with the foregoing, the Indenture Trustee, as successor to the Servicer, shall be obligated to advance any amount described in clause (c)(vii) of the definition of Class A Principal Remittance Amount. As compensation therefor, the Indenture Trustee, or any successor servicer appointed pursuant to the following paragraph, shall be entitled to all funds relating to the Mortgage Loans which the Servicer would have been entitled to receive from the related Principal and Interest Account pursuant to Section 5.04 above if the Servicer had continued to act as servicer hereunder, together with other servicing compensation as provided in Sections 7.01 and 7.03 above. In no event shall the Indenture Trustee or the Trust acquire any rights to the Depositor's Yield.

            The Indenture Trustee also shall have the right to elect to be successor to the Servicer with respect to less than all of the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and shall be entitled to select such responsibilities and duties (and related liabilities) and appoint a successor servicer to perform the other responsibilities (and related liabilities). In the event that the Indenture Trustee makes such election, the aggregate compensation payable to the Indenture Trustee and the successor servicer may be equal to (but shall not be in excess of) that set forth in Section 7.03, the breakdown of such compensation between the Indenture Trustee and such successor servicer to be determined by them. In the event the Indenture Trustee makes such election, it shall provide prompt written notice to the Seller and the Note Insurer, which notice shall identify the successor servicer, the portion of the responsibilities, duties and liabilities to be performed by the Indenture Trustee and the Servicer and the portion of the compensation of the Servicer which is to be paid to each of the Indenture Trustee and such successor servicer.

            Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Majority Noteholders of the affected Group(s) or the Note Insurer so request in writing to the Indenture Trustee, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to the Note Insurer, which acceptance shall not be unreasonably withheld, that has a net worth of not less than $15,000,000 and which is approved as a servicer by Fannie Mae and Freddie Mac as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly to the Indenture Trustee or, at the direction of the Indenture Trustee, to the successor servicer. The compensation of any successor servicer (including, without limitation, the Indenture Trustee) so appointed shall be the aggregate Servicing Fees, together with other Servicing Compensation in the form of assumption fees, late payment charges or otherwise. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Indenture Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Indenture Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Indenture Trustee or such successor servicer, as applicable, all amounts which then have been or should have been deposited in the related Principal and Interest Account by the Servicer or which are thereafter received with respect to the Mortgage Loans. Neither the Indenture Trustee nor any other successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until the Indenture Trustee shall have consented thereto, and written notice of such proposed appointment shall have been provided by the Indenture Trustee to each Securityholder. The Indenture Trustee shall not resign as successor servicer until another successor servicer reasonably acceptable to the Note Insurer has been appointed.

            Pending appointment of a successor to the Servicer hereunder, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to
Section 7.03, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in this Agreement. The Servicer, the Indenture Trustee, any Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            Section 10.03 Waiver of Defaults.

            The Majority Noteholders with respect to a Group, on behalf of all Noteholders with respect to such Group, and subject to the consent of the Note Insurer, or the Note Insurer, may waive any events permitting removal of the Servicer as servicer with respect to a Group pursuant to this Article X; provided, however, that neither the Majority Noteholders nor the Note Insurer may waive a default in making a required distribution on a Security without the consent of the Holder of such Security. Upon any waiver of a past default, such default shall cease to exist, and any Event of Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Indenture Trustee to the Rating Agencies.

            Section 10.04 Trigger Event.

            (a) Upon the determination by the Note Insurer that a Trigger Event with respect to a Group has occurred, the Note Insurer shall give notice of such Trigger Event to the Servicer, the other parties hereto, and the Rating Agencies. Upon such determination, the Note Insurer may direct the Indenture Trustee to terminate the Servicer with respect to the related Group.

            (b) Upon receipt of direction to remove the Servicer with respect to the related Group pursuant to the preceding clause (a), the Indenture Trustee shall notify the Servicer that it has been terminated with respect to such Group and the Servicer shall be terminated with respect to such Group in the same manner as specified in Sections 10.01 and 10.02.


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

                                   ARTICLE XI

                                  TERMINATION

            Section 11.01 Termination.

            Subject to Section 11.02, this Agreement shall terminate upon notice to the Indenture Trustee of either: (a) the later of the distribution to Securityholders of the final payment or collection with respect to the last Mortgage Loan (or Monthly Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Note Insurer and the Indenture Trustee or (b) mutual consent of the Servicer, the
Note Insurer and all Securityholders in writing.

            Subject to Section 11.02, the Servicer may, at its option, terminate its rights and obligations under this Agreement, on any date on which the Pool Principal Balance is less than or equal to 5% of the sum of the Original Pool Principal Balance and the Original Pre-Funded Amounts, by purchasing, on the next succeeding Payment Date, all of the outstanding Mortgage Loans and REO Properties at a price (the "Termination Price") equal to the excess, if any, of
(1) the sum of (x) (i) 100% of the Principal Balance of each outstanding Mortgage Loan, and (ii) 30 days' interest on the amount described in clause
(x)(i) at a rate equal to the related Net Mortgage Rate; but in no event less than the Class 1A Note Interest Rate, with respect to Group 1, or the Class 2A
Note Interest Rate, with respect to Group 2, and (y) the appraised value of each REO Property, such appraisal to be conducted by an appraiser mutually agreed upon by the Servicer and the Indenture Trustee in their reasonable discretion (and approved by the Note Insurer in its reasonable discretion), over (2) the amounts (other than the Termination Price being calculated pursuant to this paragraph) that will constitute the Available Remittance Amount for such Payment Date (including without limitation, the amounts to be transferred to the related Note Distribution Account on the Determination Date immediately preceding such Payment Date pursuant to the second following paragraph), to the extent such other amounts represent collections on the Mortgage Loans and REO Properties of principal not yet applied to reduce the related Principal Balance thereof or interest therein at the related Net Mortgage Rate accrued from and after the respective Due Dates in the Due Period next preceding the related Due Period. In connection with any such purchase, the Servicer shall also pay any outstanding and unpaid fees and expenses of the Indenture Trustee and the Note Insurer relating to this Agreement that such parties would otherwise have been entitled to pursuant to Sections 6.03(a) and 12.01 hereof, in the case of the Indenture Trustee, and Section 6.04, in the case of the Note Insurer.

            If the Servicer does not exercise its option set forth above, the majority Certificateholder may exercise such option on the same terms as the Servicer; provided, that if the Servicer is Superior Bank, FSB or an Affiliate, the Certificateholder shall give the Servicer 30 days' prior written notice of its intention to exercise such option. If the Servicer fails to notify the majority Certificateholder that it intends to exercise the option, the majority Certificateholder may do so.

            Any such purchase shall be accomplished by remitting to the Indenture Trustee for deposit into the related Note Distribution Account on the Determination Date immediately preceding the Payment Date on which the purchase is to occur the amount of the Termination Price. On the same day that the Termination Price is deposited into the related Note Distribution Account, any amounts then on deposit in the Principal and Interest Account with respect to such Group (other than Excess Spread, any amounts not required to have been deposited therein pursuant to Section 5.03 and any amounts withdrawable therefrom by the Servicer pursuant to Section 5.04(ii), (iii) and (vii)) shall be transferred to the related Note Distribution Account for distribution to the related Securityholders on the final Payment Date; and any amounts received by the Servicer with respect to the Mortgage Loans and REO Properties in such Group subsequent to such transfer shall belong to the Person purchasing the Mortgage Loans and REO Properties relating to such Group. For purposes of calculating the Available Remittance Amount with respect to a Group for the final Payment Date, amounts transferred to the related Note Distribution Account pursuant to the immediately preceding sentence on the Determination Date immediately preceding such final Payment Date shall in all cases be deemed to have been received during the related Due Period, and such transfer shall be made pursuant to
Section 5.04(i). The Termination Price remitted to the Indenture Trustee for deposit into the related Note Distribution Account shall be in proportion to the outstanding Mortgage Loans and REO Properties in such Group.

            Notice of any termination, specifying the Payment Date upon which the Trust will terminate and the related Noteholders shall surrender their Notes to the Indenture Trustee for redemption and final payment, shall be given promptly by the purchasing Person by letter to the Indenture Trustee to be forwarded to the related Noteholders mailed during the month of such final distribution before the Determination Date in such month, specifying (i) the Payment Date upon which final payment of the Notes will be made upon presentation and surrender of Notes at the office of the Indenture Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Notes at the office of the Indenture Trustee therein specified. On the final Payment Date, the Indenture Trustee shall distribute or credit, or cause to be distributed or credited, the Amount Available for such Payment Date in accordance with Section 6.06(c). The obligations of the Note Insurer under this Agreement shall terminate upon the deposit by the purchasing Person, with the Indenture Trustee of a sum sufficient to purchase all of the Mortgage Loans and REO Properties as set forth above, reduction of the Class 1A Note Principal Balance and the Class 2A Note Principal Balance to zero and payment of any amount set forth in clause
(c)(vii) of the definition of Class A Principal Remittance Amount.

            In the event that all of the Noteholders shall not surrender their Notes for cancellation within six months after the time specified in the above-mentioned written notice, the Indenture Trustee shall give a second written notice to the remaining Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto. If within six months after the second notice, all of the Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Noteholders concerning surrender of their Notes and the cost thereof shall be paid out of the funds and other assets of the Trust which remain subject hereto. If within nine months after the second notice all the Notes shall not have been surrendered for cancellation, the Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust which remain subject hereto and the Indenture Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Noteholders shall look to the Certificateholders for payment.

            Section 11.02 Seller's Right to Depositor's Yield Absolute.

            The Seller's right to receive the Depositor's Yield with respect to each Mortgage Loan shall be absolute and unconditional, and shall survive notwithstanding the termination of the rights and obligations of the Servicer hereunder, the resignation of the Servicer or the termination of this Agreement. The Seller's right to receive the Depositor's Yield shall not be subject to offset or counterclaim, whether or not such right has been assigned in whole or in part, notwithstanding any breach of any representation or warranty of the Seller under this Agreement or any default by the Seller of any of its obligations or covenants under this Agreement. The Seller shall have the right to assign any or all of its rights in and to the Depositor's Yield, without notice to or the consent of any party of this Agreement or any Securityholder.

                                   ARTICLE XII

            Section 12.01 Servicer to Pay Indenture Trustee's Fees and Expenses.

            The Servicer and the Seller, jointly and severally, covenant and agree to pay to the Indenture Trustee annually, from amounts on deposit in the Trustee Expense Accounts, and the Indenture Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of an Indenture Trustee of an express trust) for all routine services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and routine duties hereunder of the Indenture Trustee, and the Servicer and the Seller will pay or reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any of the provisions of this Agreement and the Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith, provided that the Indenture Trustee shall have no lien on the Trust Estate, other than the Trustee Expense Accounts, for the payment of its fees and expenses. To the extent that actual fees and expenses of the Indenture Trustee exceed the Annual Trustee Expense Amounts, the Servicer and/or the Seller shall reimburse the Indenture Trustee for such shortfall out of its own funds without reimbursement therefor, except as provided in Section 6.03. The Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee shall be indemnified, jointly and severally, by the Servicer and the Seller and held harmless against any loss, liability or expense (including legal fees and expenses) (i) incurred in connection with any legal action relating to this Agreement, the Indenture, the Prospectus or the Notes, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder, and (ii) resulting from any error in any tax or information return prepared by the Servicer. The obligations of the Servicer and the Seller under this Section 12.01 shall survive termination of the initial Servicer and payment of the Notes with respect to any Group, and shall extend to any co-indenture trustee or separate indenture trustee appointed pursuant to the Indenture.

                                  ARTICLE XIII

                                   [RESERVED]

                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

            Section 14.01 Acts of Noteholders.

            Except as otherwise specifically provided herein, whenever Noteholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Noteholders with respect to a Group if the Majority Noteholders of the related Group agree to take such action or give such consent or approval.

            Section 14.02 Amendment.

            (a) This Agreement may be amended from time to time by the Issuer, the Seller, the Indenture Trustee and the Servicer by written agreement upon the prior written consent of the Note Insurer, without notice to or consent of the Securityholders, to cure any error or ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions hereof, to evidence any succession to the Servicer, to comply with any changes in the Code, to amend this Agreement to modify, eliminate or add to any of its provisions or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, or any Basic Document; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, at the expense of the party requesting the change, delivered to the Indenture Trustee and the Note Insurer, adversely affect in any material respect the interests of any Securityholder; and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Security without the consent of the Holder of such Security, or change the rights or obligations of any other party hereto without the consent of such party. The Indenture Trustee shall give prompt written notice to the Rating Agencies of any amendment made pursuant to this Section 14.02.

            (b) This Agreement may be amended from time to time by the Issuer, the Seller, the Indenture Trustee and the Servicer and with the consent of the
Note Insurer and (i) the Class 1A Majority Noteholders in the case of an amendment affecting the Class 1A Notes and (ii) the Class 2A Majority Noteholders in the case of an amendment affecting the Class 2A Notes; provided, however, that no such amendment shall be made unless the Indenture Trustee and the Note Insurer receive an Opinion of Counsel, at the expense of the party requesting the change, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Security without the consent of the Holder of such Security or reduce the percentage for each Class the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of each Class of Securities affected thereby.

            (c) It shall not be necessary for the consent of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Securityholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.

            Prior to the execution of any amendment to this Agreement, the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Indenture Trustee's own rights, duties or immunities under this Agreement.

            In connection with the solicitation of consents of Securityholders pursuant to this Section 14.02, upon written request of the Seller, the Indenture Trustee shall provide written copies of the current Note Register and Certificate Register to the Seller.

            Section 14.03 Recordation of Agreement.

            To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Noteholders' expense on direction of the Note Insurer or the Majority Noteholders of both Groups, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or is necessary for the administration or servicing of the Mortgage Loans.

            Section 14.04 Duration of Agreement.

            This Agreement shall continue in existence and effect until terminated as herein provided.

            Section 14.05 Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

            Section 14.06 Notices.

            (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to (i) in the case of Superior Bank, as Seller, One Lincoln Centre, Oakbrook Terrace, Illinois 60181,
Attention: William C. Bracken, or such other addresses as may hereafter be furnished to the Certificateholders in writing by the Seller, (ii) in the case of Superior Bank FSB, as Servicer, One Lincoln Centre, Oakbrook Terrace, Illinois 60181, Attention: William C. Bracken, or such other addresses as may hereafter be furnished to the Certificateholders in writing by the Servicer,
(iii) in the case of the Indenture Trustee, LaSalle Bank National Association, 135 S. LaSalle Street, Suite 1625, Chicago, Illinois 60674-4107, Attention:
Asset-Backed Securities Trust Services Department - AFC 2000-1, (iv) in the case of the Noteholders, as set forth in the Note Register and in the case of Certificateholders, as set forth in the Certificate Register, (v) in the case of Moody's, 99 Church Street, New York, New York 10007 Attention: Home Equity Loan Monitoring Group, (vi) in the case of S&P, 55 Water Street, New York, New York 10041 Attention: Residential Mortgage Surveillance Group, (vii) in the case of the Note Insurer, Financial Guaranty Insurance Company, 115 Broadway, New York, New York 10006, Attention: Research and Risk Management - AFC Trust Series 2000-1 and (viii) in the case of Fitch, One State Street Plaza, New York, New York 10004. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Securityholders shall be effective upon mailing or personal delivery.

            (b) The Indenture Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

            1.    Any material change or amendment to this Agreement;

            2. The occurrence of any Event of Servicer Default that has not been cured;

            3. The resignation or termination of the Servicer or the Indenture Trustee and the appointment of any successor;

            4.    The repurchase or substitution of Mortgage Loans; and

            5.    The final payment to Securityholders.

            In addition, the Indenture Trustee shall promptly furnish to each Rating Agency copies of the following:

            1.    Each report to Securityholders described in Section 6.08;

            2. Each annual statement as to compliance described in Section 7.04; and

            3. Each annual independent public accountants' servicing report described in Section 7.05.

            Section 14.07 Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

            Section 14.08 No Partnership.

            Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Securityholders.

            Section 14.09 Counterparts.

            This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

            Section 14.10 Successors and Assigns.

            This Agreement shall inure to the benefit of and be binding upon the Issuer, the Servicer, the Seller, the Indenture Trustee and the Securityholders and their respective successors and assigns.

            Section 14.11 Headings.

            The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

            Section 14.12 The Note Insurer.

            The Note Insurer shall be a third-party beneficiary of this Agreement, entitled to enforce any provisions hereof as if a party hereto. Any right conferred to the Note Insurer with respect to a Group shall be suspended during any period in which the Note Insurer is in default in its payment obligations under the Note Insurance Policy. At such time as the Notes with respect to a Group are no longer outstanding hereunder, and no amounts owed to the Note Insurer hereunder with respect to such Group remain unpaid, the Note Insurer's rights hereunder with respect to such Group shall terminate.

            Section 14.13 Paying Agent.

            The Indenture Trustee hereby accepts appointment as Paying Agent. The Indenture Trustee may, subject to the eligibility requirements for the Indenture Trustee set forth in the Indenture, appoint one or more other Paying Agents or successor Paying Agents.

            Each Paying Agent, immediately upon such appointment, shall signify its acceptance of the duties and obligations imposed upon it by this Agreement by written instrument of acceptance deposited with the Indenture Trustee with a copy being sent to the Note Insurer.

            Each such Paying Agent other than the Indenture Trustee shall execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee, subject to the provisions of
Section 6.06, that such Paying Agent will:

            (1) allocate all sums received for distribution to the Holders of Notes of each Class for which it is acting as Paying Agent on each Payment Date among such Holders in the proportion specified by the Indenture Trustee; and

            (2) hold all sums held by it for the distribution of amounts due with respect to the Notes in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided.

            Any Paying Agent other than the Indenture Trustee may at any time resign and be discharged of the duties and obligations created by this Agreement by giving at least sixty (60) days written notice to the Indenture Trustee. Any such Paying Agent may be removed at any time by an instrument filed with such Paying Agent signed by the Indenture Trustee.

            In the event of the resignation or removal of any Paying Agent other than the Indenture Trustee such Paying Agent shall pay over, assign and deliver any moneys held by it as Paying Agent to its successor, or if there be no successor, to the Indenture Trustee.

            Upon the appointment, removal or notice of resignation of any Paying Agent, the Indenture Trustee shall notify the Note Insurer and the Certificateholders by mailing notice thereof to their addresses appearing on the Certificate Register.

            Section 14.14 Actions of Securityholders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the

Indenture Trustee and, where required, to the Issuer, the Seller or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Indenture Trustee, the Seller and the Servicer, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any Securityholder of any such instrument or writing may be proved in any reasonable manner which the Indenture Trustee deems sufficient.

            (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Securityholder shall bind every Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Indenture Trustee, the Seller or either Servicer in reliance thereon, whether or not notation of such action is made upon such Security.

            (d) The Indenture Trustee may require additional proof of any matter referred to in this Section 14.14 as it shall deem necessary.

            Section 14.15 Grant of Security Interest.

            It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and all other assets constituting the Trust, by the Seller to the Issuer be, and be construed as, a sale of the Mortgage Loans and such other assets constituting the Trust Estate by the Seller and not a pledge by the Seller to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans and other assets constituting the Trust Estate are held to be property of the Seller, then it is the express intent of the parties that such conveyance be deemed as a pledge of the Mortgage Loans and all other assets constituting the Trust Estate to the Issuer to secure a debt or other obligation of the Seller and this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code and the conveyances provided for in Section 2.01 hereof shall be deemed a grant by the Seller to the Issuer of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all other assets constituting the Trust Estate. Accordingly, the Seller hereby grants to the Issuer a security interest in the Mortgage Loans and all other assets constituting the Trust Estate for the purpose of securing to the Issuer the performance by the Seller of the obligations under this Agreement. In addition, in the event that the Issuer is disregarded as a separate entity from the Seller in the event of an insolvency of the Seller, the Seller also shall be deemed to have granted to the Indenture Trustee a security interest in all of the Seller's right, title and interest in and to the Trust Estate. Notwithstanding the foregoing, the parties hereto intend the conveyances pursuant to Section 2.01 to be a true, absolute and unconditional sale of the Mortgage Loans and all other assets constituting the Trust Estate by the Seller to the Issuer. The Seller and the Issuer (at the written direction and expense of the Seller) shall take such actions as may be necessary to ensure that if this Agreement were deemed to create a security interest, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such for the term of this Agreement. Without limiting the generality of the foregoing, the Servicer shall file, or shall cause to be filed, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code to perfect the Issuer's security interest in or lien on the Mortgage Loans, including, without limitation, (x) continuation statements and (y) such other statements as may be occasioned by (i) any change of name of the Seller or Issuer, (ii) any change of location of the place of business or the chief executive office of the Seller or (iii) any transfer of any interest of the Seller in any Mortgage Loan.

            Section 14.16 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee (in such capacity, the "Owner Trustee") under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Trustee is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Owner Trustee and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Owner Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Trustee under this Agreement or the other related documents.

            IN WITNESS WHEREOF, the Issuer, the Servicer, the Indenture Trustee and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        SUPERIOR BANK FSB, in its capacities as
                                        Seller and Servicer

                                        By: /s/ John A. Soricelli
                                           -------------------------------------
                                           Name:  John A. Soricelli
                                           Title: Vice President


                                        AFC TRUST SERIES 2000-1, as Issuer

                                        By: Wilmington Trust Company, not in its
                                            individual capacity but solely as
                                            Owner Trustee

                                        By: /s/ Kathleen A. Pedelini
                                           -------------------------------------
                                           Name:  Kathleen A. Pedelini
                                           Title: Administrative Account Manager


                                        LASALLE BANK NATIONAL ASSOCIATION, as
                                        Indenture Trustee

                                        By: /s/ Cynthia Reis
                                           -------------------------------------
                                           Name:  Cynthia Reis
                                           Title: First Vice President

STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF ROCKLAND       )

      On the 23rd day of March, 2000 before me, a Notary Public in and for the State of New York, personally appeared John A. Soricelli known to me to be a Vice President of Superior Bank FSB, that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        Eileen T. Rose
                                        ----------------------------------------
[SEAL]                                  Notary Public

                                        My Commission expires August 7, 2001

STATE OF DELAWARE        )
                         ) ss.:
COUNTY OF NEW CASTLE     )

      On the 22nd day of March, 2000 before me, a Notary Public in and for the State of Delaware, personally appeared Kathleen A. Pedelini known to me to be a Administrative Account Manager of Wilmington Trust Company, the banking corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said banking corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        Anita E. Dallago
                                        ----------------------------------------
[SEAL]                                  Notary Public

                                        My Commission expires August 3, 2001

STATE OF ILLINOIS        )
                         ) ss.:
COUNTY OF COOK           )

      On the 28th day of March, 2000 before me, a Notary Public in and for the State of Illinois personally appeared Cynthia Reis known to me to be a First Vice President of LaSalle Bank National Association, the banking corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said banking corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        /s/ Michael C. Dombai
                                        ----------------------------------------
[SEAL]                                  Notary Public

                                        My Commission expires December 1, 2001

                                    EXHIBIT A

                            CONTENTS OF MORTGAGE FILE

      With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, all of which shall be available for inspection by the Securityholders, to the extent required by applicable laws:

      1. The original Mortgage Note, showing a complete chain of endorsements and endorsed by the last endorsee thereof "Pay to the order of _________ [or LaSalle Bank National Association, as Indenture Trustee under the Indenture, dated as of March 1, 2000, Series 2000-1] without recourse" and signed, by facsimile or manual signature, by such last endorsee. With respect to the Mortgage Loans listed on the schedule attached as Exhibit V to the Sale and Servicing Agreement, the original Mortgage Note referred to above cannot be located; the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon delivery to the Indenture Trustee of a photocopy of the original thereof with a lost note affidavit;

      2. Either: (i) the original Mortgage, with evidence of recording thereon, (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Seller or by the closing attorney, or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, or commitment therefor, if the original has been transmitted for recording until such time as the original is returned by the public recording office or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost.

      3. Either: (a) (1) the original Assignment of Mortgage from the last assignee of the related Mortgage assigned to the Indenture Trustee, with evidence of recording thereon, or (2) an original assignment of mortgage from the last assignee of the related Mortgage assigned in blank, or (b) if an original Assignment of Mortgage has not yet been provided in accordance with clause (a), an Assignment of Mortgage to the Indenture Trustee, certified by an appropriate officer or approved signatory of the Seller or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such Assignment of Mortgage to the Indenture Trustee submitted for recording (provided, however, that an appropriate officer or approved signatory of the Seller may complete one or more blanket certificates attaching copies of one or more Assignments of Mortgage to the Indenture Trustee relating thereto) or (c) a copy of such original Assignment of Mortgage to the Indenture Trustee, with evidence of recording thereon, certified to be true and complete by the Seller or the appropriate public recording office, in those instances where such original Assignment of Mortgage has been recorded but subsequently lost; any such Assignment of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county, if permitted by applicable law.

      4. The original policy of title insurance or a true copy thereof or, if such policy has not yet been delivered by the insurer, the commitment or binder to issue same, and, with respect to a Manufactured Home Loan, a manufactured housing unit (American Land Title Association 7) endorsement from the title insurer stating that the insurer agrees that the related manufactured housing unit is included within the term "land" when used in the title policy.

      5. Originals of all assumption and modification agreements, if any, or a copy certified as a true copy by a Responsible Officer of the Seller if the original has been transmitted for recording until such time as the original is returned by the public recording office.

      6. Either: (i) originals of all intervening assignments, if any, showing a complete chain of title from the originator to the last assignee of the related Mortgage, including any recorded warehousing assignments, with evidence of recording thereon, or, (ii) if the original intervening assignments have not yet been returned from the recording office, a copy of the originals of such intervening assignments together with a certificate of a Responsible Officer of the Seller or the closing attorney or an officer of the title insurer which issued the related title insurance policy, or commitment therefor, or its duly authorized agent certifying that the copy is a true copy of the original of such intervening assignments or (iii) a copy of the intervening assignment certified by the public recording office in those instances where the original recorded intervening assignment has been lost.

      7. Proof of hazard insurance in the form of the declaration page of a hazard insurance policy together with a direction to the insurer or agent to add the name of the mortgagee, its successors and assigns, as mortgagee/loss payee, or hazard insurance policy endorsement that names the Seller, its successors and assigns, as a mortgagee/loss payee, and, if such endorsement does not show the amount insured by the related hazard insurance policy, some evidence of such amount except with respect to those Mortgage Loans purchased by the Seller from an investor as to which such proof of hazard insurance shall be delivered not later than 180 days after the Closing Date and, if required by law, flood insurance policy, with extended coverage of the hazard insurance policy.

      8. With respect to each Multifamily Loan Mixed Use Loan and Commercial Loan, (i) if such item is a document separate from the Mortgage either (a) an original copy of the related Assignment of Leases, if any (with recording information indicated thereon), or (b) if the original of such Assignment of Leases has not yet been returned from the filing office, a copy of such original, certified by an appropriate officer or approved signatory of the Seller or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such Assignment of Leases submitted for filing; (ii) an original assignment of any related Assignment of Leases, if any (if such document is a document separate from the Mortgage and not incorporated in the Assignment of Mortgage), in blank and in recordable form; (iii) if such item is a document separate from the Mortgage either (A) an original copy of all intervening assignments of Assignment of Leases, if any (with recording information indicated thereon), or (B) if the original of such intervening assignments of Assignment of Leases has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Seller or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such intervening assignment of Assignment of Leases submitted for recording; (iv) either (a) a copy of the UCC-1 financing statement and any related continuation statements, if any, each showing the Mortgagor as debtor and mortgagee as secured party and each with evidence of filing thereon, or (b) if the copy of the UCC-1 financing statement has not yet been returned from the filing office, a copy of such UCC-1 financing statement, certified by an appropriate officer or approved signatory of the Seller or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such UCC-1 financing statement submitted for filing; (v) an original executed form UCC-2 or UCC-3 financing statement, in form suitable for filing, disclosing the assignment in blank, of the security interest in the personal property constituting security for repayment of the Mortgage Loan; and (vi) either (A) an original copy of all intervening assignments of UCC-3 financing statements, if any (with evidence of filing thereon), or (B) if the original of such intervening assignments of UCC-3 financing statements has not yet been returned from the filing office, a copy of such original, certified by an appropriate officer or approved signatory of the Seller or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such intervening assignments of UCC-3 financing statements submitted for recording. If in connection with any Mortgage Loan the Seller cannot deliver any such financing statement(s) with evidence of filing thereon because such financing statement(s) has not yet been returned by the public filing office where such financing statement(s) has been submitted for filing, then the Seller shall deliver or cause to be delivered a photocopy of such financing statement(s) (certified by the Seller to be a true and complete copy) together with an officers' certificate stating that such financing statement(s) has been dispatched to the appropriate public filing office for filing.

      9. Mortgage Loan closing statement and any other truth-in-lending or real estate settlement procedure forms required by law.

      10.   Residential loan application.

      11.   Verification of employment and income, and tax returns, if any.

      12.   Credit report on the mortgagor.

      13. The full appraisal made in connection with the origination of the related Mortgage Loan with photographs of the subject property and of comparable properties, constituting evidence sufficient to indicate that the Mortgaged Property relates to a Residential Dwelling.

      14. With respect to Group 1, to the extent that such Group 1 Mortgage Loan is secured by a second priority lien, a verification of the first mortgage.

      15. All other papers and records developed or originated by the Seller or others, required to document the Mortgage Loan or to service the Mortgage Loan.

                                    EXHIBIT B

                                   [RESERVED]

                                    EXHIBIT C

                 PRINCIPAL AND INTEREST ACCOUNT LETTER AGREEMENT


                                    (date)
            To:  ____________________________

                 ____________________________

                 ____________________________  (the "Depository")

            As "Servicer" under the Sale and Servicing Agreement, dated as of March 1, 2000, among Superior Bank FSB, as seller ("Seller") and servicer (the "Servicer"), AFC Trust Series 2000-1 (the "Issuer") and LaSalle Bank National Association, as Indenture Trustee (the "Agreement"), we hereby authorize and request you to establish two accounts, as Principal and Interest Accounts pursuant to Section 5.03 of the Agreement, to be designated as "Group 1 Principal and Interest Account, Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Notes, Series 2000-1" and "Group 2 Principal and Interest Account, Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Notes, Series 2000-1." All deposits in the accounts shall be subject to withdrawal therefrom by order signed by the Servicer in accordance with terms of the Agreement. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                        SUPERIOR BANK FSB


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

            The undersigned hereby certifies that the above described accounts have each been established as a trust account under Account Number ___________ with respect to Group 1 and Account Number __________ with respect to Group 2 at the office of the Depository indicated above, and agrees to honor withdrawals on such accounts as provided above. The amounts deposited at any time in the accounts will be insured to the maximum amount provided by applicable law by the Federal Deposit Insurance Corporation.

                                        [DEPOSITORY]


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                    EXHIBIT D

                                   [RESERVED]

                                    EXHIBIT E

                                   [RESERVED]

                                    EXHIBIT F

                 FORM OF INDENTURE TRUSTEE INITIAL CERTIFICATION

                                         ______________, 20__
[Note Insurer]

[Servicer]

[Purchaser]

[Seller]

      Re: Sale and Servicing Agreement, dated as of March 1, 2000 (the "Sale and Servicing Agreement"), among AFC Trust Series 2000-1, as Issuer, Superior Bank FSB, as Seller and Servicer, and LaSalle Bank National Association, as Indenture Trustee

Gentlemen:

            In accordance with Section 2.05 of the Sale and Servicing Agreement, the undersigned, as Indenture Trustee, hereby certifies that, except as noted on the attachment hereto, if any (the "Loan Exception Report"), it or the Custodian on its behalf has received the documents referred to in Section 2.04(a) of the Sale and Servicing Agreement with respect to each Mortgage Loan listed in the related Mortgage Loan Schedule and such documents appear to bear original signatures or copies of original signatures if the original documents have not yet been delivered.

            The Indenture Trustee has made no independent examination of any such documents beyond the review specifically required in the Sale and Servicing Agreement. The Indenture Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Mortgage Loans identified on the related Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Sale and Servicing Agreement.

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as Indenture Trustee

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                   EXHIBIT F-1

                 FORM OF INDENTURE TRUSTEE INTERIM CERTIFICATION

                                                  ______________, 20__

[Note Insurer]

[Seller]

[Servicer]

      Re: Sale and Servicing Agreement, dated as of March 1, 2000 (the "Sale and Servicing Agreement"), among AFC Trust Series 2000-1, as Issuer, Superior Bank FSB, as Seller and Servicer, and LaSalle Bank National Association, as Indenture Trustee

Gentlemen:

            In accordance with the provisions of Section 2.05 of the Sale and Servicing Agreement, the undersigned, as Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto), it has reviewed (or caused to be reviewed) the documents delivered to it or the Custodian on its behalf pursuant to Section 2.04 of the Sale and Servicing Agreement and has determined that, except as noted on the attachment hereto, (i) all documents required to be delivered to it pursuant to the Sale and Servicing Agreement as of the date hereof are in its possession or in the possession of the Custodian on its behalf (other than items listed in Section 2.04(f) of the Sale and Servicing Agreement)[, except as set forth on Attachment A hereto], (ii) none of the documents delivered to it or the Custodian on its behalf have been mutilated, damaged, torn or otherwise physically altered and all such documents relate to such Mortgage Loan[, except as set forth on Attachment A hereto], (iii) based on its examination, or the examination of the Custodian on its behalf, and only as to the foregoing documents, the information set forth in the related Mortgage Loan Schedule respecting such Mortgage Loan is correct[, except as set forth on Attachment A hereto] and (iv) each Mortgage Note has been endorsed as provided in Section
2.04 of the Sale and Servicing Agreement[, except as set forth on Attachment A hereto]. The Indenture Trustee has made no independent examination of such documents beyond the review specifically required in the Sale and Servicing Agreement. The Indenture Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Trustee's Mortgage File or any of the Mortgage Loans identified on the related Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Sale and Servicing Agreement.

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as Indenture Trustee

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                    EXHIBIT G

                  FORM OF INDENTURE TRUSTEE FINAL CERTIFICATION

                                                       _____________, 20__

[Note Insurer]

[Servicer]

[Seller]

      Re: Sale and Servicing Agreement, dated as of March 1, 2000 (the "Sale and Servicing Agreement"), among AFC Trust Series 2000-1, as Issuer, Superior Bank FSB, as Seller and Servicer, and LaSalle Bank National Association, as Indenture Trustee, relating to AFC Mortgage Loan Asset Backed Notes, Series 2000-1

Gentlemen:

            In accordance with Section 2.05 of the Sale and Servicing Agreement, the undersigned, as Indenture Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it or the Custodian on its behalf has reviewed the documents delivered to it or to the Custodian on its behalf pursuant to Section 2.04 of the Sale and Servicing Agreement and has determined that (i) all documents required to be delivered to it pursuant to the Sale and Servicing Agreement as of the date hereof are in its possession or in the possession of the Custodian on its behalf (except that no certification is given as to the items listed in Section 2.04(f) of the Sale and Servicing Agreement), (ii) none of the documents delivered to it or the Custodian on its behalf have been mutilated, damaged, torn or otherwise physically altered and all such documents relate to such Mortgage Loan, (iii) based on its examination, and only as to the foregoing documents, the information set forth in the related Mortgage Loan Schedule respecting such Mortgage Loan is correct, and (iv) each Mortgage Note has been endorsed as provided in Section 2.04 of the Sale and Servicing Agreement. The Indenture Trustee has made no independent examination of such documents beyond the review specifically required in the above-referenced Sale and Servicing Agreement. The Indenture Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Trustee's Mortgage File or any of the Mortgage Loans identified on the related Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Sale and Servicing Agreement.

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as Indenture Trustee

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                  EXHIBIT H-1

                       MORTGAGE LOAN SCHEDULE FOR GROUP 1

                                                                     Exhibit H-1

ALLIANCE FUNDING                                                   SALE SCHEDULE - GROUP 1
A DIVISION OF SUPERIOR BANK FSB        2000-1 INITIAL POOL OF GROUP 1 FIXED RATE MORTGAGES - SETTLEMENT 3/28/2000     Page 1 3/29/00

                                                                                                                          Principal
                                                                                                                Zip       Balance at
Pool ID     Inv    Account       Name                          Address                      City         State  Code     Origination
------------------------------------------------------------------------------------------------------------------------------------
   246-01   901   801197344   STADTMULLER GYULA         1441 UNION TPKE UNIT B6          NORTH BERGE       NJ   07047     52,000.00
   246-01   901   801552597   WILLIAMS JOSEPH R         5304 NORTH 106 AVENUE            GLENDALE          AZ   85307     32,900.00
   246-01   901   801691874   LARISCY HERSCHEL          430 MCDONALD ROAD                SYLVANIA          GA   30467     52,400.00
   246-01   901   801993254   LESLIE EDWARD H           516 LILLIAN DRIVE                SAINT PETER       FL   33708     75,000.00
   246-01   901   802012021   WELLS BRENDA L            3612 TARA DRIVE                  FLORENCE          SC   29505     47,600.00
   246-01   901   802115956   GLENN ZONNIE L            623 ARCHER STREET                BALTIMORE         MD   21230     20,000.00
   246-01   901   802129601   CALHOUN JOHN T            472 FOREST ST                    WARREN            OH   44485     57,800.00
   246-01   901   802189555   CHO SUNG RUY              540 MORSE AVENUE                 RIDGEFIELD        NJ   07657     90,000.00
   246-01   901   802211359   PIANO ROBERT J            OLD ROUTE 23 BOX 550             CAIRO             NY   12413     25,500.00
   246-01   901   802245431   CALDWELL JANET G          23 HEYWOOD LANE                  WINSLOW TOW       NJ   08081     63,665.00
   246-01   901   802266403   FOX JERRY LEON II         RD 1 BOX 93B                     DILLINER          PA   15327     68,000.00
   246-01   901   802282392   ADAMS ELVIS               1418 COLORADO AVENUE             JOLIET            IL   60435     26,000.00
   246-01   901   802299057   SCHAFFER LYNDA L          7300 BEECHER ROAD SW             PATASKALA         OH   43062     15,100.00
   246-01   901   802311084   RIFFE MARCIA              214 WINDSOR RD                   SAVANNAH          GA   31404     66,800.00
   246-01   901   802376574   JOHNSON MARK              2065 PINE RIDGE ROAD             WELLINGTON        AL   36279     49,000.00
   246-01   901   802381756   BRECHER JOSEPH            2514 AVENUE L                    BROOKLYN          NY   11210     85,750.00
   246-01   901   802432005   MCCARTHER ALFRED          655 WYONA STREET                 BROOKLYN          NY   11207    180,000.00
   246-01   901   802432500   DORANCY JEANNE B          149 WASHINGTON AVENUE            BROOKLYN          NY   11205     46,000.00
   246-01   901   802435958   FAIRCHILD CHRISTOPHE J    RTE 2 BOX 55-2                   BIG CABIN         OK   74332     55,250.00
   246-01   901   802446021   TURNER CARNELIUS G        425 SAMPSON STREET               CLINTON           NC   28328     45,175.00
   246-01   901   802470963   MIKULECKY SARAH A         435 PRISCILLA LANE               BLOOMINGTON       IL   61704     23,000.00
   246-01   901   802472233   SMITH PRUITT              747 ELIZABETH STREET EXTEN       HONEA PATH        SC   29654     31,200.00
   246-01   901   802481168   TOBIN MICHELLE            7664 EAGLE CREEK DR              PICKERINGTO       OH   43147     16,000.00
   246-01   900   802484469   GONZALEZ JUAN             151 HUDSON LANDING ROAD          WATSONVILLE       CA   95076     45,900.00
   246-01   901   802485672   WILLIAMS MICHAEL A        2247 BENNETT ROAS                OAK CITY  N       NC   27857     57,600.00
   246-01   901   802528943   WAITE JOHN C              88 REXLEIGH ROAD                 CAMBRIDGE         NY   12816     21,800.00
   246-01   901   802538470   EDWIN LYNETTE M           784 REMSEN AVENUE                BROOKLYN          NY   11236     83,800.00
   246-01   901   802563106   SHIPPER GEORGETTA W       710 NORTH ITHAN AVENUE           ROSEMONT          PA   19010    104,000.00
   246-01   901   802563445   BARNES RANDY              145 WINDCREST DRIVE              ALTO              GA   30510     97,200.00
   246-01   902   802573931   TYSON CAROL A             7628  30 S ESSEX AVENUE          CHICAGO           IL   60649    133,000.00
   246-01   901   802599811   DILLON GERALD             1821 DAISY                       AURORA            IL   60505     21,500.00
   246-01   901   802605691   MCKENNA RICHARD V         RR 4 PENALUNA ROAD               MONROE            NY   10950     29,000.00
   246-01   901   802607739   WALLACE KAREN             1021 TYLER WAY                   SPARKS            NV   89195     19,812.00
   246-01   901   802620393   MARCUS GREG B             542 WEST 16TH STREET             TEMPE             AZ   85281     23,000.00
   246-01   901   802644310   LIMBO PEDRO S             4839 NEOLA PLACE                 LOS ANGELES       CA   90041     58,000.00
   246-01   901   802647578   BECKER WALTER J           717 EAST FLORADORA AVENUE        FRESNO            CA   93728     31,180.00
   246-01   901   802685487   EARLYWINE ERIN            320 MEADOW LANE                  MOORESVILLE       NC   28115     79,475.00
   246-01   901   802700419   KAHLE PAUL                3112 TWIN OAKS DRIVE             SHINGLE SPR       CA   95682     51,000.00
   246-01   901   802701425   FEDAS ANDREW              5070 EVES PLACE                  ROSWELL           GA   30076     47,000.00
   246-01   901   802701458   MASON BILLY D             1109 BEEGEE LANE                 WILLIAMSTON       NC   27892     52,700.00
   246-01   901   802706663   RAHN DEBORAH K            RD 2 189 C                       TYRONE            PA   16686     67,500.00
   246-01   901   802707737   SANCHEZ LAWRENCE J        1619 HWY 402                     NAPOLEONVIL       LA   70390     33,000.00
   246-01   901   802708479   RICHARDSON VIRGIL E       105 BOX AVENUE                   BUFFALO           NY   14211     15,837.00
   246-01   901   802712372   WILKINSON SHARON ANNE     6608 ELLIS ROAD                  FORT WORTH        TX   76112     40,500.00
   246-01   901   802714857   SANDERSON REGINALD S      6492 WEST BLECK ROAD             LA PORTE          IN   46350     86,000.00
   246-01   902   802741363   RODRIGUES MANUEL A        382 388 BOWDOIN STREET           DORCHESTER        MA   02122    262,500.00
   246-01   901   802743203   ENGEL MARTHA              59 CHICANOS DRIVE                LAKEWOOD          NJ   08701     65,000.00
   246-01   901   802748236   RUCKER ADDIE              400 WOODWARD STREET              BISHOPVILLE       SC   29010     35,100.00
   246-01   901   802748764   GLOVER TONY L             7802 AUBURN                      DETROIT           MI   48228     42,568.00
   246-01   901   802753574   STRODE LOIS E             4139 N TACOMA AVE                INDIANAPOLI       IN   46205     24,565.00
   246-01   901   802758268   VELEZ DANIEL              33 35 101ST STREET               CORONA            NY   11368    169,000.00
   246-01   901   802764803   DUDLEY WILLIAM H          247 MIRAMAR BOULEVARD NORT       SAINT PETER       FL   33704     36,000.00
   246-01   901   802766535   POQUEE FREEMAN            321 SOUTH 11TH STREET            NEWARK            NJ   07103     75,000.00
   246-01   901   802775262   WRIGHT LAURETTA A         8126 E BONNELL STREET            MESA              AZ   85207     76,500.00
   246-01   902   802787895   NENORTAS VYTENIS K        74 76 OAK STREET 90 BROAD        NEW BRITAIN       CT   06050    120,000.00
   246-01   901   802797241   GIBSON WILLIAM M          1844 FRAMES BRANCH ROAD          CLAY CITY         KY   40312     56,000.00
   246-01   901   802800425   LEE JAMES F               20 ROSE STREET                   SPRAGUE           CT   06330     73,600.00
   246-01   901   802801068   MORSE STEVEN S            320 GLEN ECHO ROAD               PHILADELPHI       PA   19119     88,000.00
   246-01   901   802801456   WARDWELL BRYAN            8311 NORTHEAST 112TH PLACE       BRONSON           FL   32621     59,200.00
   246-01   901   802804047   KOHR MICHAEL J            136 SPRING STREET                TREMONT           PA   17981     25,000.00
   246-01   901   802812396   GROOMS LOUISE B           RT 2 PO BOX 981                  PALMYRA           VA   22963     56,900.00
   246-01   901   802818468   LAMB BILLY RAY            6 RILA LORD ROAD                 OLDTOWN           FL   32680     45,000.00
   246-01   901   802828376   GRAY ALFONZA              225 LAKEPOINT LN                 FAYETTEVILL       GA   30215    272,000.00
   246-01   901   802833996   GAINES ROSCOE C JR        1371 GREENWOOD AVENUE            AKRON             OH   44320     46,800.00
   246-01   901   802836122   BRUBAKER GERALD           1278 KAYLER ROAD                 EATON             OH   45320    116,000.00
   246-01   901   802839357   BONNETT DON E             6805 CR 327                      FULTON            MO   65251     30,000.00
   246-01   901   802841023   HAMILTON TERESA M         5212 SHARON DRIVE                VIRGINIA BE       VA   23464     31,956.00
   246-01   901   802850586   WYNN EUGENE               1486 1488 FULTON ST              COLUMBUS          OH   43205     53,950.00
   246-01   901   802852228   IANNACONE ALPHONSE D      5 LANI STREET                    SPOTSWOOD         NJ   08884     27,000.00
   246-01   901   802854984   MUNRO DONALD S            13223 REID RD                    JEFFERSONVI       OH   43128     35,100.00

              Cut-off Date   Cut-off Date     First                                       Original    Current    Scheduled
                Principal     Companion      Payment      Maturity       Rem      Date       LTV      Mortgage    Payment
Pool ID          Balance       Loan Bal.       Date         Date        Term       Due      Ratio       Rate     Int & Prin
----------------------------------------------------------------------------------------------------------------------------
   246-01       51,460.57        0.00       06/27/1998   05/27/2013    158.83   03/27/2000   65.0      10.500      475.66
   246-01       32,574.31        0.00       04/01/1999   03/01/2014    168.00   04/01/2000   79.9      11.350      322.05
   246-01       52,242.60        0.00       08/21/1999   07/21/2029    352.64   02/21/2000   74.9      10.300      471.51
   246-01       75,000.00        0.00       11/08/1999   10/08/2014    175.23   02/08/2000   84.7       9.650      638.87
   246-01       47,578.72        0.00       09/09/1999   08/09/2014    173.26   03/09/2000   80.0      13.400      541.47
   246-01       19,954.25        0.00       08/01/1999   07/01/2014    172.00   03/01/2000   80.0      11.150      192.73
   246-01       57,752.00        0.00       08/07/1999   07/07/2029    352.18   02/07/2000   85.0      13.500      662.05
   246-01       88,386.31        0.00       08/20/1999   07/20/2014    172.60   04/20/2000   83.1      12.500      960.53
   246-01       25,326.92        0.00       09/16/1999   08/16/2014    173.49   02/16/2000   84.4      13.250      326.84
   246-01       63,607.02        0.00       09/13/1999   08/13/2014    173.39   03/13/2000   85.0      11.550      632.90
   246-01       68,000.00        0.00       09/23/1999   08/23/2029    353.72   03/23/2000   85.0      11.750      686.40
   246-01       26,000.00        0.00       11/01/1999   10/01/2019    235.00   03/01/2000   75.4      10.250      255.23
   246-01       15,009.17        0.00       09/20/1999   08/20/2019    233.62   03/20/2000   90.0      12.050      166.79
   246-01       66,759.03        0.00       10/01/1999   09/01/2029    354.00   03/01/2000   80.0      13.100      744.17
   246-01       48,563.50        0.00       10/01/1999   09/01/2019    234.00   04/01/2000   66.2      10.650      494.15
   246-01       85,750.00        0.00       01/01/2000   12/01/2014    177.00   03/01/2000   85.0      11.650      859.00
   246-01      180,000.00        0.00       01/01/2000   12/01/2014    177.00   03/01/2000   80.0      11.500    1,782.53
   246-01       42,996.14        0.00       11/04/1999   10/04/2014    175.10   06/04/2000   89.0      11.750      464.33
   246-01       55,250.00        0.00       12/01/1999   11/01/2014    176.00   03/01/2000   85.0      12.125      573.63
   246-01       45,175.00        0.00       11/15/1999   10/15/2014    175.46   03/15/2000   65.0      13.390      513.53
   246-01       22,833.08        0.00       11/25/1999   10/25/2019    235.79   03/25/2000   82.5      13.350      275.22
   246-01       31,042.45        0.00       10/28/1999   09/28/2014    174.90   02/28/2000   65.0      11.550      365.47
   246-01       16,000.00        0.00       11/01/1999   10/01/2029    355.00   03/01/2000   89.2      12.300      168.28
   246-01       45,822.25        0.00       10/21/1999   09/21/2024    294.67   03/21/2000   85.0      12.950      515.95
   246-01       57,513.40        0.00       12/02/1999   11/02/2029    356.05   03/02/2000   80.0      14.000      682.49
   246-01       21,766.51        0.00       02/24/2000   01/24/2015    178.78   03/24/2000   31.5      13.400      281.59
   246-01       83,800.00        0.00       11/22/1999   10/22/2014    175.69   02/22/2000   89.9      12.900      920.45
   246-01      103,963.06        0.00       12/16/1999   11/16/2014    176.52   03/16/2000   80.0      12.200    1,085.79
   246-01       97,101.29        0.00       11/19/1999   10/19/2029    355.59   03/19/2000   90.0      11.990      999.06
   246-01      132,960.66        0.00       02/01/2000   01/01/2030    358.00   03/01/2000   70.0      11.850    1,352.72
   246-01       21,407.16        0.00       12/10/1999   11/10/2014    176.32   03/10/2000   89.9      11.400      249.80
   246-01       28,761.44        0.00       12/05/1999   11/05/2014    176.15   03/05/2000   89.7      12.800      363.11
   246-01       19,550.49        0.00       11/19/1999   10/19/2019    235.59   03/19/2000   85.0      11.350      209.24
   246-01       22,638.04        0.00       12/01/1999   11/01/2014    176.00   05/01/2000   55.8      11.600      229.52
   246-01       57,779.55        0.00       01/01/2000   12/01/2014    177.00   03/01/2000   84.6      12.500      714.86
   246-01       31,180.00        0.00       02/01/2000   01/01/2015    178.00   03/01/2000   85.0      11.000      296.93
   246-01       79,475.00        0.00       03/17/2000   02/17/2030    359.57   03/17/2000   85.9      12.500      848.20
   246-01       50,935.47        0.00       02/01/2000   01/01/2015    178.00   04/01/2000   88.1      11.000      485.68
   246-01       46,748.42        0.00       12/18/1999   11/18/2014    176.58   03/18/2000   84.2      10.650      523.92
   246-01       52,498.52        0.00       03/08/2000   02/08/2030    359.28   04/08/2000   85.0      12.500      562.44
   246-01       67,443.74        0.00       01/01/2000   12/01/2029    357.00   03/01/2000   56.2      10.300      607.38
   246-01       32,982.46        0.00       01/10/2000   12/10/2024    297.30   03/10/2000   75.0      12.725      365.37
   246-01       15,837.00        0.00       03/16/2000   02/16/2020    239.54   03/16/2000   65.9      12.740      182.62
   246-01       40,500.00        0.00       03/01/2000   02/01/2030    359.00   03/01/2000   75.0      12.000      416.59
   246-01       85,957.79        0.00       12/22/1999   11/22/2014    176.71   03/22/2000   69.3      11.650      861.51
   246-01      262,500.00        0.00       04/01/2000   03/01/2025    300.00   04/01/2000   70.0      10.600    2,497.25
   246-01       65,000.00        0.00       01/01/2000   12/01/2014    177.00   03/01/2000   79.9      12.750      706.35
   246-01       35,100.00        0.00       03/24/2000   02/24/2030    359.80   03/24/2000   65.0      14.250      422.85
   246-01       42,435.01        0.00       01/13/2000   12/13/2019    237.40   03/01/2000   65.4      13.090      501.45
   246-01       24,565.00        0.00       03/14/2000   02/14/2030    359.47   03/14/2000   85.0      13.600      283.30
   246-01      168,900.74        0.00       01/24/2000   12/24/2014    177.76   03/24/2000   65.0       9.900    1,470.62
   246-01       35,953.70        0.00       01/01/2000   12/01/2014    177.00   03/01/2000   77.7      10.650      401.30
   246-01       75,000.00        0.00       03/10/2000   02/10/2015    179.34   03/10/2000   62.5      11.400      871.38
   246-01       76,298.44        0.00       03/01/2000   02/01/2030    359.00   04/01/2000   85.0      11.400      751.74
   246-01      120,000.00        0.00       04/01/2000   03/01/2015    180.00   04/01/2000   70.5      11.500    1,401.83
   246-01       56,000.00        0.00       03/17/2000   02/17/2020    239.57   03/17/2000   80.0      10.750      568.53
   246-01       73,600.00        0.00       01/22/2000   12/22/2014    177.70   03/22/2000   80.0      14.800      918.87
   246-01       88,000.00        0.00       02/28/2000   01/28/2015    178.92   02/28/2000   89.9      12.230      920.79
   246-01       59,200.00        0.00       03/01/2000   02/01/2030    359.00   03/01/2000   75.8      12.250      620.35
   246-01       24,992.00        0.00       01/27/2000   12/27/2014    177.86   02/27/2000   57.4      11.500      247.58
   246-01       56,638.77        0.00       03/08/2000   02/08/2015    179.28   04/08/2000   74.8      12.750      618.33
   246-01       45,000.00        0.00       03/09/2000   02/09/2025    299.31   03/09/2000   75.6       9.900      405.75
   246-01      271,888.34        0.00       01/01/2000   12/01/2029    357.00   03/01/2000   84.7      13.500    3,115.53
   246-01       46,800.00        0.00       03/16/2000   02/16/2015    179.54   03/16/2000   65.0      13.500      536.05
   246-01      116,000.00        0.00       03/09/2000   02/09/2015    179.31   03/09/2000   85.0       9.750    1,228.86
   246-01       29,866.63        0.00       02/01/2000   01/01/2015    178.00   03/01/2000   70.1      11.600      352.37
   246-01       31,956.00        0.00       01/07/2000   12/07/2019    237.21   02/07/2000   75.9      13.750      391.59
   246-01       53,950.00        0.00       03/18/2000   02/18/2015    179.61   03/18/2000   65.0      13.500      617.95
   246-01       26,944.48        0.00       01/21/2000   12/21/2014    177.67   03/21/2000   89.8      11.900      322.31
   246-01       35,100.00        0.00       03/22/2000   02/22/2030    359.74   03/22/2000   65.0      12.740      381.16

ALLIANCE FUNDING                                                SALE SCHEDULE - GROUP 1
A DIVISION OF SUPERIOR BANK FSB      2000-1 INITIAL POOL OF GROUP 1 FIXED RATE MORTGAGES - SETTLEMENT 3/28/2000     Page 2   3/29/00

                                                                                                                          Principal
                                                                                                                  Zip     Balance at
Pool ID     Inv    Account          Name                          Address                  City            State  Code   Origination
------------------------------------------------------------------------------------------------------------------------------------

  246-01   901    802859272   ADAMS MARGARET              ROUTE 3 BOX 68 BAY BRANCH       CLAXTON            GA   30417    34,800.00
  246-01   901    802860189   WELSH CEDRIC B JR           2623 NEWTON STREET NE           WASHINGTON         DC   20018   178,200.00
  246-01   901    802861724   BRUNDAGE DONNA L            3 DYKE ROAD PO BOX 99           ANDOVER            NY   14806    20,000.00
  246-01   901    802865170   COOPER JONI G               10545 ALIANN                    ATASCOSA           TX   78002    40,950.00
  246-01   901    802866186   WILD JOHN                   2409 FOGERTY AVENUE             KEY WEST           FL   33040    29,000.00
  246-01   901    802872457   CHAMBERS BROOKE             8064 SOUTH SHORE DRIVE          UNIONVILLE         IN   47468    15,000.00
  246-01   901    802880278   HADEE RALPH A               2323 HARFORD RD                 BALTIMORE          MD   21234    26,600.00
  246-01   902    802884189   STREET LLC 40 42 STANDISH   37 39 ELLIOT ST & 35 WHITM      HARTFORD           CT   06114   112,000.00
  246-01   901    802890376   KRAUSE TIMOTHY              210 SNIDER ROAD                 GORDONVILLE        TX   76245    30,000.00
  246-01   901    802893891   JONES EDWARD                621 LANDSDOWN ROAD              BOWMAN             SC   29018    35,625.00
  246-01   901    802894568   BROWN CHARLIE SR            4953 DONNYBROOK AVENUE          JACKSONVILL        FL   32208    40,500.00
  246-01   901    802895722   ETRA AARON                  86 LEWIS AVENUE                 ATLANTIC BE        NY   11509   113,000.00
  246-01   901    802898700   RYLES JULIA R               520 JOY AVENUE                  BROXTON            GA   31519    20,000.00
  246-01   901    802899674   WALKER SHARON MARIA         355 LOCKETT ROAD                RED OAK            VA   23964    72,000.00
  246-01   901    802900431   RICE DONALD R               N2732 WEST DRIVE                PACKWAUKEE         WI   53949    64,000.00
  246-01   901    802900647   MEALY LUCILLE               133 WASHINGTON STREET           HARTSVILLE         SC   29550    30,000.00
  246-01   901    802904086   GILLIAM MARJORIE            2217 W FAYETTE ST               BALTIMORE          MD   21223    24,050.00
  246-01   901    802906156   WILLIAMS KEISHA             610 EAST PEAR STREET            WEST POINT         GA   31833    19,200.00
  246-01   901    802909895   STONE DARRELL L             12705 FREEH ROAD                SARDINIA           OH   45171    32,000.00
  246-01   901    802910265   CHANDLER JAMES ROY          140 QUIMBY ROAD                 WEST GROVE         PA   19390   143,200.00
  246-01   901    802914374   PARKER JAMES THOMAS         1625 ROOSEVELT STREET           GREENVILLE         MS   38701    36,550.00
  246-01   901    802916189   PARROTT ALBERT              655 LYNCHBURG HIGHWAY 341       LYNCHBURG          SC   29080    43,200.00
  246-01   901    802916775   FOUTZ DARRYL H              1593 CARNATION AVENUE           VENTURA            CA   93004    39,000.00
  246-01   902    802921478   GJENASAJ SAL                255 POWERS STREET               BROOKLYN           NY   11211   255,500.00
  246-01   901    802925685   MUNCY TANYA R               203 SHORT MORGAN ST             EDEN               NC   27288    38,700.00
  246-01   902    802927079   JOHNSON LEON                5860 MARKET STREET              PHILADELPHI        PA   19143   160,000.00
  246-01   901    802928754   WILKEY TRACIE               1916 SOUTH 7TH STREET           ALBION             IN   46701    36,800.00
  246-01   901    802929067   SPREITZER EDWARD C          1522 9TH ST                     CUYAHOGA FA        OH   44221    20,189.00
  246-01   901    802929836   PIPER RODNEY R              610 E WILDWOOD DRIVE            WARSAW             IN   46580    28,000.00
  246-01   901    802929869   HERRIDGE JOAN V             3790 WEST CAROLINA DRIVE        WEST JORDAN        UT   84084    32,000.00
  246-01   901    802931220   PHILPOTT BERNICE C          115 MEADOW VIEW LANE            TIMBERLAKE         NC   27583   136,850.00
  246-01   901    802934877   GRIGGS EDWIN CHRIS          3757 LEROY LANE                 WALLACE            SC   29596    25,000.00
  246-01   901    802936005   SCHROCK HANK                3055 NORTH 982 WEST             SHIPSHEWANA        IN   46565    38,000.00
  246-01   901    802936336   VOSSELLER JOHNNETTE G       225 S 68TH STREET               KANSAS CITY        KS   66111    32,200.00
  246-01   901    802936799   KENDALL STEVEN B            705 NORTH 18TH STREET           NEW CASTLE         IN   47362    25,600.00
  246-01   901    802939918   MIRANDA MICHAEL A           2975 NORTH CAMBRIDGE ROAD       AVON PARK          FL   33825    67,400.00
  246-01   901    802940643   HERTZ LISA R                7 24 119TH STREET               COLLEGE POI        NY   11356    40,000.00
  246-01   901    802942128   BERBERICH HOLLY K           8 CLINE STREET                  DOLGEVILLE         NY   13329    50,000.00
  246-01   901    802946277   SNEAD DICKIE LEE            6570 JETERS CHAPEL ROAD         VINTON             VA   24179    86,000.00
  246-01   901    802948232   OLSON MATTHEW               204 ANDREW STREET               MAX                ND   58759    17,550.00
  246-01   901    802952093   HUNT CRYSTAL                1214 HIGHWAY 710                ROWLAND            NC   28383    69,600.00
  246-01   902    802953067   ALDAVE ABEL M               50 52 STANDISH STREET           HARTFORD           CT   06118   105,000.00
  246-01   901    802956474   MCDERMOTT HERBERT S         935 LEAGUE STREET               PHILADELPHI        PA   19147    59,500.00
  246-01   901    802960849   HEMP CHRISTOPHE M           475 THOROFARE ROAD              CRIMORA            VA   24431    78,200.00
  246-01   901    802961359   FOWLER ROSE A               1480 EAST THIRD STREET          LUVERNE            AL   36049    51,600.00
  246-01   901    802961482   RODRIGUEZ JO ANN            218 WEST JEAN STREET            TAMPA              FL   33604    25,000.00
  246-01   901    802961839   KIRK PENNY                  417 MAIN STREET                 CROYDEN            PA   19021    93,500.00
  246-01   901    802964130   VIRGO KARLENE W             3353 WICKHAM AVENUE             BRONX              NY   10469   197,000.00
  246-01   901    802965244   REMER SHEILA                7005 SOUTH KETCHAM ROAD         BLOOMINGTON        IN   47403    20,000.00
  246-01   901    802968214   MIDDLETON MARK F            2847 GREEN ACRES ROAD EXT       SAINT AUGUS        FL   32095    28,500.00
  246-01   901    802970889   FIELDS DIETRICH L           249 HIGH STREET                 BRODNAX            VA   23920    52,000.00
  246-01   901    802971259   NICHOLS VIRGINIA WRIGHT     5820 CHURCH AVENUE NORTH #      TAMPA              FL   33614    15,000.00
  246-01   901    802973958   SWETNAM MARK                64 MULBERRY STREET              NEWARK             OH   43055    72,000.00
  246-01   901    802976001   JOHNSON JEFREY              3694 CLIPPERT                   DETROIT            MI   48210    26,000.00
  246-01   901    802977561   WRIGHT LARRY G              2319 WEST 13TH STREET           LITTLE ROCK        AR   72202    27,200.00
  246-01   901    802981290   WALKER TIMOTHY S            1003 N RACHEL ST                RENSSALAER         IN   47978    64,800.00
  246-01   901    802982413   O'DELL ARLENE               309 RUSSELL DRIVE               ALGONAC            MI   48081    20,000.00
  246-01   901    802988907   WILLIAMS DWIGHT             4827 SACRAMENTO AVE             ST LOUIS           MO   63115    44,000.00
  246-01   901    802989434   LAVENTURE LANCE             1122 BURGUNDY LN                BALLWIN            MO   63011    55,000.00
  246-01   901    802989665   DONTON RONALD C             RR #5 BOX 407                   PINE GROVE         PA   17963    68,000.00
  246-01   901    802990440   AHEDO CARMEN                846 COMMACK ROAD                BRENTWOOD          NY   11717   123,250.00
  246-01   901    802991448   O KEEFE KENNETH J           56 JOHN STREET                  RENSSELAER         NY   12144    35,100.00
  246-01   901    802992347   COLLUCIO NICHOLAS J         ROUTE 81 NORTON HILL            DURHAM             NY   12135    63,900.00
  246-01   901    802992446   SCHAEFFER RICHARD A SR      8340 CROOKED ROAD               REED               KY   42451    28,700.00
  246-01   901    802992628   O'MEARA KAYLE C             2355 MT HOPE ROAD               CRYSTAL TOW        MI   48818    57,000.00
  246-01   901    802994202   BROWN CURTIS                RT 1 BOX 425                    BARBOURVILL        KY   40906    22,400.00
  246-01   901    802994871   MASTERS RICKY               3505 ROSE ROAD                  ALBERTVILLE        AL   35951    72,000.00
  246-01   901    802995597   DIORIO JUDY L               1900 SOUTHWEST 27TH TERRAC      CAPE CORAL         FL   33914    71,100.00
  246-01   901    802997387   CANTLEY PHIL T              2101 BULGER ROAD                ALKOL              WV   25501    71,100.00
  246-01   901    802998179   DREWES CRAIG                307 SOUTH HIGHLAND AVENUE       SIOUX FALLS        SD   57103    67,150.00
  246-01   901    802998252   HOPE SANDRA MARLENE         123 MASSEY LANE                 PALATKA            FL   32177    44,000.00

                 Cut-off Date    Cut-off Date      First                                              Original   Current   Scheduled
                  Principal       Companion       Payment        Maturity        Rem         Date        LTV    Mortgage    Payment
Pool ID            Balance         Loan Bal.        Date           Date          Term         Due       Ratio     Rate    Int & Prin
------------------------------------------------------------------------------------------------------------------------------------
  246-01          34,621.35          0.00        01/15/2000      12/15/2024     297.47     03/15/2000    84.8    14.000       418.91
  246-01         178,200.00          0.00        03/14/2000      02/14/2015     179.47     03/14/2000    90.0    11.150     1,717.27
  246-01          20,000.00          0.00        02/18/2000      01/18/2015     178.59     03/18/2000    65.5    13.650       231.45
  246-01          40,950.00          0.00        03/09/2000      02/09/2025     299.31     03/09/2000    90.0    10.150       376.45
  246-01          28,889.61          0.00        01/27/2000      12/27/2014     177.86     03/27/2000    87.2    13.450       375.55
  246-01          15,000.00          0.00        03/11/2000      02/11/2015     179.38     03/11/2000    16.5    11.850       152.56
  246-01          26,586.77          0.00        01/10/2000      12/10/2014     177.30     03/10/2000    70.0    12.650       286.99
  246-01         112,000.00          0.00        04/01/2000      03/01/2015     180.00     04/01/2000    70.0     9.700     1,183.09
  246-01          30,000.00          0.00        04/01/2000      03/01/2020     240.00     04/01/2000    77.9    11.600       322.00
  246-01          35,625.00          0.00        03/07/2000      02/07/2015     179.24     03/07/2000    75.0    14.250       480.43
  246-01          40,500.00          0.00        03/11/2000      02/11/2015     179.38     03/11/2000    75.0    11.850       411.92
  246-01         112,988.89          0.00        01/22/2000      12/22/2014     177.70     03/22/2000    79.3    11.950     1,157.98
  246-01          20,000.00          0.00        02/10/2000      01/10/2010     118.32     03/10/2000    68.9    14.750       319.61
  246-01          72,000.00          0.00        03/07/2000      02/07/2015     179.24     03/07/2000    90.0    10.800       674.81
  246-01          63,676.83          0.00        03/07/2000      02/07/2030     359.24     04/07/2000    80.0    14.350       776.08
  246-01          29,916.06          0.00        02/05/2000      01/05/2030     358.16     04/05/2000    80.0    12.750       326.01
  246-01          24,041.49          0.00        01/21/2000      12/21/2014     177.67     03/21/2000    65.0    14.150       287.82
  246-01          19,193.29          0.00        02/03/2000      01/03/2030     358.09     03/03/2000    80.0    13.750       223.70
  246-01          32,000.00          0.00        03/14/2000      02/14/2015     179.47     03/14/2000    53.3    12.100       386.11
  246-01         143,200.00          0.00        03/21/2000      02/21/2015     179.70     03/21/2000    80.0     8.750     1,126.55
  246-01          36,550.00          0.00        03/01/2000      02/01/2030     359.00     03/01/2000    85.0    14.250       440.31
  246-01          43,200.00          0.00        03/18/2000      02/18/2030     359.61     03/18/2000    80.0    12.750       469.45
  246-01          39,000.00          0.00        02/01/2000      01/01/2020     238.00     03/01/2000    71.1     9.750       369.92
  246-01         255,500.00          0.00        04/01/2000      03/01/2017     204.00     04/01/2000    70.9    11.400     2,839.93
  246-01          38,700.00          0.00        02/21/2000      01/21/2030     358.68     03/21/2000    90.0    10.750       361.26
  246-01         160,000.00          0.00        04/01/2000      03/01/2025     300.00     04/01/2000    68.0    11.850     1,667.45
  246-01          36,800.00          0.00        03/18/2000      02/18/2015     179.61     03/18/2000    80.0    12.100       381.36
  246-01          20,189.00          0.00        01/16/2000      12/16/2014     177.50     02/16/2000    80.1    10.900       228.20
  246-01          27,833.03          0.00        03/04/2000      02/04/2010     119.15     04/04/2000    79.2    13.700       429.71
  246-01          31,989.20          0.00        02/01/2000      01/01/2015     178.00     03/01/2000    79.8    14.150       382.96
  246-01         136,850.00          0.00        03/25/2000      02/25/2015     179.84     03/25/2000    85.0    12.750     1,487.14
  246-01          25,000.00          0.00        03/09/2000      02/09/2010     119.31     03/09/2000    74.6    13.100       374.75
  246-01          38,000.00          0.00        03/14/2000      02/14/2015     179.47     03/14/2000    87.9    10.950       430.71
  246-01          32,193.43          0.00        02/03/2000      01/03/2015     178.09     03/03/2000    70.0    13.500       368.82
  246-01          25,600.00          0.00        03/14/2000      02/14/2010     119.47     03/14/2000    80.0    13.000       382.24
  246-01          67,400.00          0.00        03/23/2000      02/23/2015     179.77     03/23/2000    84.9    11.850       685.51
  246-01          40,000.00          0.00        02/01/2000      01/01/2015     178.00     03/01/2000    81.3    12.750       434.68
  246-01          50,000.00          0.00        03/28/2000      02/28/2015     179.93     03/28/2000    76.9    10.400       549.60
  246-01          86,000.00          0.00        03/01/2000      02/01/2030     359.00     03/01/2000    81.9    11.850       874.69
  246-01          17,550.00          0.00        04/01/2000      03/01/2030     360.00     04/01/2000    65.0    11.350       171.79
  246-01          68,843.66          0.00        03/23/2000      02/23/2030     359.77     03/23/2000    80.0    12.750       756.34
  246-01         105,000.00          0.00        04/01/2000      03/01/2020     240.00     04/01/2000    70.0    10.350     1,037.74
  246-01          59,500.00          0.00        03/01/2000      02/01/2015     179.00     03/01/2000    84.8    12.800       648.90
  246-01          78,200.00          0.00        03/08/2000      02/08/2015     179.28     03/08/2000    85.0    11.750       789.36
  246-01          51,600.00          0.00        03/02/2000      02/02/2030     359.08     03/02/2000    80.0    13.850       605.28
  246-01          25,000.00          0.00        03/28/2000      02/28/2015     179.93     03/28/2000    50.0    10.250       272.49
  246-01          93,500.00          0.00        04/01/2000      03/01/2030     360.00     04/01/2000    82.0    11.150       901.04
  246-01         197,000.00          0.00        03/17/2000      02/17/2015     179.57     03/17/2000    74.3    11.850     2,003.65
  246-01          20,000.00          0.00        03/04/2000      02/04/2015     179.15     03/04/2000    80.0    12.000       240.03
  246-01          28,500.00          0.00        03/09/2000      02/09/2025     299.31     03/09/2000    54.8    12.100       302.28
  246-01          52,000.00          0.00        03/04/2000      02/04/2030     359.15     03/04/2000    80.0     9.900       452.50
  246-01          15,000.00          0.00        03/18/2000      02/18/2030     359.61     03/18/2000    50.0    12.100       155.45
  246-01          71,947.68          0.00        03/23/2000      02/23/2030     359.77     05/23/2000    80.0    13.700       836.04
  246-01          26,000.00          0.00        03/14/2000      02/14/2015     179.47     03/14/2000    65.0    12.740       282.34
  246-01          27,200.00          0.00        03/22/2000      02/22/2030     359.74     03/22/2000    85.0    11.750       274.56
  246-01          64,800.00          0.00        03/16/2000      02/16/2015     179.54     03/16/2000    80.0    13.520       743.25
  246-01          20,000.00          0.00        02/21/2000      01/21/2030     358.68     03/21/2000    12.5    12.500       213.45
  246-01          43,966.46          0.00        03/23/2000      02/23/2030     359.77     05/23/2000    80.0    13.000       486.73
  246-01          55,000.00          0.00        03/28/2000      02/28/2015     179.93     03/28/2000    48.8    12.500       586.99
  246-01          67,974.00          0.00        02/26/2000      01/26/2030     358.85     03/26/2000    80.0    10.680       631.20
  246-01         123,250.00          0.00        03/01/2000      02/01/2015     179.00     03/01/2000    85.0    13.150     1,377.86
  246-01          35,100.00          0.00        03/03/2000      02/03/2020     239.11     03/03/2000    65.0    14.650       453.15
  246-01          63,875.91          0.00        02/13/2000      01/13/2015     178.42     03/13/2000    90.0    13.000       706.86
  246-01          28,700.00          0.00        03/14/2000      02/14/2025     299.47     03/14/2000    70.0    13.600       336.72
  246-01          57,000.00          0.00        03/09/2000      02/09/2030     359.31     03/09/2000    75.0    12.350       601.71
  246-01          22,400.00          0.00        04/01/2000      03/01/2015     180.00     04/01/2000    80.0    13.400       289.34
  246-01          71,921.80          0.00        03/01/2000      02/01/2030     359.00     04/01/2000    80.0    12.750       782.42
  246-01          71,100.00          0.00        03/24/2000      02/24/2030     359.80     03/24/2000    90.0    11.400       698.68
  246-01          71,100.00          0.00        03/22/2000      02/22/2030     359.74     03/22/2000    90.0    10.650       658.37
  246-01          67,046.87          0.00        02/20/2000      01/20/2020     238.65     03/20/2000    85.0     8.800       595.56
  246-01          44,000.00          0.00        03/07/2000      02/07/2025     299.24     03/07/2000    80.0    11.250       439.23

ALLIANCE FUNDING                                                SALE SCHEDULE - GROUP 1
A DIVISION OF SUPERIOR BANK FSB      2000-1 INITIAL POOL OF GROUP 1 FIXED RATE MORTGAGES - SETTLEMENT 3/28/2000     Page 3   3/29/00

                                                                                                                          Principal
                                                                                                              Zip         Balance at
Pool ID    Inv     Account          Name                       Address                 City            State  Code       Origination
------------------------------------------------------------------------------------------------------------------------------------
  246-01   901    802998419   STEWART RICHARD P          7 GUNCKEL AVENUE             DAYTON             OH   45410        34,400.00
  246-01   901    802998823   JOSEPH PAUL                2937 MEREDITH PLACE          BENSALEM           PA   19020       162,000.00
  246-01   901    802999029   ROSS SUZAN DANA            11635 SALMON DRIVE           PORT RICHEY        FL   34668        31,600.00
  246-01   901    802999193   HALL RANDOLPH P            1713 WEST 90TH PL            CHICAGO            IL   60620        85,000.00
  246-01   901    802999987   GRICE NANCY                927 SHADOW LANE              ALTHA              FL   32421        87,162.00
  246-01   901    803000009   FEEHAN KATHLEEN            8 SMITH COMMONS              YAPHANK            NY   11980        92,650.00
  246-01   901    803003847   VARNEY BURNARD             1440 SUGAR RUN RD            PIKETON            OH   45661        36,000.00
  246-01   901    803005248   DAVENPORT RANDAL K         4815 EAST COUNTY ROAD 150    AVON               IN   46123       166,500.00
  246-01   902    803007061   INVESTMENTS TREASURE MNT   485 LINCOLN ST               AMERICAN FA        ID   83211       312,000.00
  246-01   901    803008119   JACKSON BENNIE             1190 CASTLETON RD            CLEVELAND H        OH   44121        45,000.00
  246-01   901    803009893   LOMAX JULIUS               508 SEMINOLE AVENUE SOUTH    FORT MEADE         FL   33841        25,075.00
  246-01   901    803014091   PENN DAVID E               5628 ST RT 88                KINSMAN            OH   44428        84,400.00
  246-01   901    803016187   SMITH FIELDING W.          7635 STRAWBERRY LAKE RD      WHITMORE LA        MI   48189        88,400.00
  246-01   901    803021237   GICK CHAD JAMES            8520 EAST 300 NORTH          HOWE               IN   46746        37,000.00
  246-01   901    803021476   CANTU GERALD               3137 RUCKLE                  SAGINAW            MI   48601        15,200.00
  246-01   901    803022219   BRISBON CARRIE M           4324 MELLOWOOD DRIVE         COLUMBIA           SC   29209        19,000.00
  246-01   901    803023464   KIARIE KIRONYO             1729 GUILFORD AVENUE         BALTIMORE          MD   21217        20,528.00
  246-01   901    803024538   LAMBERT ESTENA W           2938 12TH AVENUE SOUTH       SAINT PETER        FL   33712        26,000.00
  246-01   901    803025675   THOMPSON DELCINE M         8139 S CRANDON               CHICAGO            IL   60617       104,400.00
  246-01   901    803027937   MITCHELL CLIFFORD E        204 DOGWOOD LANE             PALATKA            FL   32177        72,000.00
  246-01   901    803028448   SHOCKOME DANIEL E JR       1669 ASH STREET              HUNTINGTON         IN   46750        28,150.00
  246-01   901    803028562   BLACK LEE G                821 SATILLA CIRCLE           BLACKSHEAR         GA   31556        52,450.00
  246-01   901    803029776   DANIELS IRENE              179 MAPES AVENUE             NEWARK             NJ   07112       108,500.00
  246-01   901    803029834   BRATSIS MATTHEW            10 FOX MEADOW GARTH          WESTMINSTER        MD   21157       119,920.00
  246-01   901    803039601   DZIERZEK REBECCA           52 DZIERZEK LANE             GOSHEN             NY   10924       108,000.00
  246-01   901    803039940   FORTE FRANK JR             6 NORTH 5TH STREET           DEER PARK          NY   11729       144,400.00
  246-01   901    803040377   RAMIREZ SERGIO             122 NORTH LINWOOD AVENUE     INDIANAPOLI        IN   46201        59,500.00
  246-01   901    803040716   WATSON DENNIS A            1802 GORDON AVENUE           RICHMOND           VA   23224        47,400.00
  246-01   901    803043074   DINSMORE JAMES R           RICHMOND LANDS               DRYDEN             VA   24243        39,375.00
  246-01   901    803043884   HITE GWENDOLYN C           3815 PLEASANT GROVE ROAD     BRODNAX            VA   23920        60,000.00
  246-01   901    803045681   NEWTON LUCY                1835 LOVETOWN ROAD           BUFFALO JUN        VA   24529        64,000.00
  246-01   901    803046515   POAG WILLIAM               721 S WHEELER RD             SAGINAW            MI   48602        47,450.00
  246-01   901    803047687   MEDLIN MALCOLM W           1915 FARRAND STREET          RICHMOND           VA   23230        33,400.00
  246-01   901    803048883   JEFFERSON CLEVELAND JR     320 SIBELIUS DRIVE           DEFUNIAK SP        FL   32433        80,000.00
  246-01   901    803049246   LIPFORD JIMMY WAYNE        5030 SIMS LANE               MARIANNA           FL   32448        67,500.00
  246-01   901    803049634   COOK WILLIAM THOMAS JR     501 HIGHWAY 73               KINARD             FL   32449        76,000.00
  246-01   901    803051721   SABICH THOMAS              152 REDWOOD ROAD             KARNS CITY         PA   16041        82,000.00
  246-01   901    803052141   SCOTT DAVID W              1198 RHAPSODY LANE           HERNANDO           FL   34442        40,800.00
  246-01   901    803052711   GREER ORLENA D             12315 WANDA AVE              CLEVELAND          OH   44135        47,600.00
  246-01   901    803052943   HONDRAS VIRGINIA           1356 N MENARD                CHICAGO            IL   60651        91,000.00
  246-01   901    803052950   ROSEMOND ROY               1058 LOUISIANA AVENUE        CLEWISTON          FL   33440        42,000.00
  246-01   901    803056308   WILSON NANCY L             376 SOUTH CLARKSVILLE RD     CLARKSVILLE        OH   45113        23,927.00
  246-01   901    803058296   STUMP THOMAS G             RR 2 BOX 46                  WYSOX              PA   18854        85,600.00
  246-01   901    803060136   MILLER MICHAEL K           10 EAST CHELTON ROAD         PARKSIDE           PA   19015        86,400.00
  246-01   901    803060243   COFFEY RACHEL J.           5137 SOUTH CONCORD           INDIANAPOLI        IN   46217        38,350.00
  246-01   901    803060847   CLEMENT CHARLES CLINTON    552 WOODLAND                 DETROIT            MI   48202        23,200.00
  246-01   901    803061100   YOCKEY SAM                 RD 1 BOX 554                 SENECA             PA   16346        27,200.00
  246-01   901    803061662   MYERS IDA P                1205 WAYNE AVENUE            HAGERSTOWN         MD   21742        32,200.00
  246-01   901    803062587   GERONIMO RUBEN             35860 EAST ANTELOPE DRIVE    WELLTON            AZ   85356        48,000.00
  246-01   901    803064823   COBB REGINALD              5651 JEFFERY PLACE           FAIRFIELD          OH   45014       129,200.00
  246-01   901    803065341   MURPHY ANTHONY             614 COREY AVENUE             BRADDOCK           PA   15104        43,400.00
  246-01   901    803067453   JAMES MARONDA              2647 WOODROW ROAD            SUMTER             SC   29153        53,242.00
  246-01   901    803072149   ENGELHARDT R BRADFORD      4181 OAK TERRACE DRIVE       LAKE WORTH         FL   33463        28,000.00
  246-01   901    803073568   GOFFER ELLEN MARY          942 WOODLAWN STREET          SCRANTON           PA   18509        80,100.00
  246-01   901    803074202   EASTER LOUISE R            1322 NORTH 53RD STREET       PHILADELPHI        PA   19131        29,750.00
  246-01   901    803076785   WHITE MARY EMMA            800 RIVERS AVE               EUFAULA            AL   36027        26,400.00
  246-01   901    803077288   KAZLAUSKAS GENE E          7137 W 72ND PLACE            CHICAGO            IL   60638       123,300.00
  246-01   901    803077429   MADISON DORIS              622 MCCABE AVENUE            BALTIMORE C        MD   21212        19,500.00
  246-01   901    803077783   FLEURANT CEBONHEUR         361 NE 57 STREET             MIAMI              FL   33137        46,800.00
  246-01   901    803078096   CALO MARIA D               9403 BARRINGTON LANE         PORT RICHEY        FL   34668        66,800.00
  246-01   901    803078351   GARFIELD JEFFERY S.        122 STORCH                   SAGINAW            MI   48602        62,000.00
  246-01   901    803078955   TENNILLE ROBERT M          4756 SEAHAWK COURT 12D       WILMINGTON         NC   28409        32,300.00
  246-01   901    803079060   ROWLAND EVELYN J           25 MAPLEWOOD DRIVE           SUMTER             SC   29150        72,750.00
  246-01   901    803079979   DAVIS MISTY ANN            420 REDLIN STREET            NORTH FORT         FL   33903        30,600.00
  246-01   901    803080142   RACHAL GINA L              12013 WISCONSIN              DETROIT            MI   48204        24,500.00
  246-01   901    803080324   BENNETT DEBBIE             229 FAULK AVENUE             SELMA              AL   36703        18,000.00
  246-01   901    803080894   FERRELL TOM W              1239 TERRACE DRIVE           SALEM              VA   24153       138,603.00
  246-01   901    803082288   CULLER KELVIN C            1751 YALE STREET SOUTH       SAINT PETER        FL   33712        33,000.00
  246-01   901    803082932   WASHINGTON MARTIN SR       113 CLINTON STREET           ELKTON             MD   21921        35,000.00
  246-01   901    803084573   YOUNG KEITH R              931 IVANHOE WAY SOUTH        SAINT PETER        FL   33705        45,750.00
  246-01   901    803084607   SALMON ADRIANA             414 NW 5 TERRACE             HALLANDALE         FL   33009        65,600.00

                 Cut-off Date    Cut-off Date      First                                            Original   Current     Scheduled
                  Principal       Companion       Payment        Maturity      Rem         Date        LTV    Mortgage      Payment
Pool ID            Balance         Loan Bal.        Date           Date        Term         Due       Ratio     Rate      Int & Prin
------------------------------------------------------------------------------------------------------------------------------------
  246-01          34,400.00          0.00       03/17/2000      02/17/2030     359.57    03/17/2000    80.0    10.500         314.67
  246-01         162,000.00          0.00       03/18/2000      02/18/2030     359.61    03/18/2000    84.7    12.600       1,741.54
  246-01          31,600.00          0.00       03/04/2000      02/04/2015     179.15    03/04/2000    79.8    13.500         361.95
  246-01          85,000.00          0.00       03/22/2000      02/22/2030     359.74    03/22/2000    83.3    12.500         907.17
  246-01          87,086.85          0.00       02/28/2000      01/28/2030     358.92    03/28/2000    84.6    10.900         823.48
  246-01          92,650.00          0.00       03/10/2000      02/10/2015     179.34    03/10/2000    85.0    11.800         938.77
  246-01          36,000.00          0.00       03/14/2000      02/14/2010     119.47    03/14/2000    69.2    14.500         569.83
  246-01         166,500.00          0.00       03/23/2000      02/23/2030     359.77    03/23/2000    90.0    10.900       1,573.05
  246-01         312,000.00          0.00       04/01/2000      03/01/2025     300.00    04/01/2000    65.9    10.200       2,879.25
  246-01          45,000.00          0.00       03/22/2000      02/22/2030     359.74    03/22/2000    44.1    12.500         480.27
  246-01          25,075.00          0.00       03/11/2000      02/11/2015     179.38    03/11/2000    85.0    12.250         304.99
  246-01          84,400.00          0.00       03/22/2000      02/22/2030     359.74    03/22/2000    80.0    13.000         933.63
  246-01          88,400.00          0.00       03/16/2000      02/16/2030     359.54    03/16/2000    65.0    12.990         977.19
  246-01          37,000.00          0.00       03/17/2000      02/17/2020     239.57    03/17/2000    62.7    12.600         422.98
  246-01          15,200.00          0.00       03/01/2000      02/01/2015     179.00    03/01/2000    80.0    12.050         182.91
  246-01          19,000.00          0.00       03/02/2000      02/02/2015     179.08    03/02/2000    45.7    14.840         263.84
  246-01          20,528.00          0.00       02/14/2000      01/14/2015     178.45    02/14/2000    80.0    11.650         241.77
  246-01          26,000.00          0.00       03/14/2000      02/14/2020     239.47    03/14/2000    80.0    12.750         299.99
  246-01         104,400.00          0.00       03/16/2000      02/16/2015     179.54    03/16/2000    90.0    11.150       1,006.08
  246-01          72,000.00          0.00       03/17/2000      02/17/2030     359.57    03/17/2000    80.0    13.000         796.46
  246-01          28,150.00          0.00       03/24/2000      02/24/2020     239.80    03/24/2000    84.4    12.750         324.80
  246-01          52,276.64          0.00       02/18/2000      01/18/2030     358.59    03/18/2000    74.9    11.600         523.41
  246-01         108,500.00          0.00       04/01/2000      03/01/2015     180.00    04/01/2000    74.8    11.200       1,049.70
  246-01         119,920.00          0.00       03/18/2000      02/18/2015     179.61    03/18/2000    80.0    13.250       1,350.03
  246-01         108,000.00          0.00       03/01/2000      02/01/2030     359.00    03/01/2000    69.6    11.400       1,061.28
  246-01         144,400.00          0.00       02/19/2000      01/19/2015     178.62    02/19/2000    80.0    13.850       1,693.82
  246-01          59,500.00          0.00       03/24/2000      02/24/2030     359.80    03/24/2000    85.0    13.350         674.50
  246-01          47,400.00          0.00       03/28/2000      02/28/2020     239.93    03/28/2000    83.8    10.900         486.04
  246-01          39,375.00          0.00       02/28/2000      01/28/2015     178.92    02/28/2000    75.0    13.700         516.47
  246-01          60,000.00          0.00       03/04/2000      02/04/2015     179.15    03/04/2000    80.0    13.350         680.17
  246-01          64,000.00          0.00       03/18/2000      02/18/2015     179.61    03/18/2000    80.0    12.500         683.04
  246-01          47,378.19          0.00       03/02/2000      02/02/2030     359.08    04/02/2000    65.0    14.390         576.90
  246-01          33,400.00          0.00       03/18/2000      02/18/2015     179.61    03/18/2000    56.9     9.400         346.76
  246-01          80,000.00          0.00       03/03/2000      02/03/2030     359.11    03/03/2000    80.0    12.600         860.02
  246-01          67,500.00          0.00       03/01/2000      02/01/2030     359.00    03/01/2000    75.0    12.750         733.52
  246-01          76,000.00          0.00       03/21/2000      02/21/2030     359.70    03/21/2000    80.0    11.000         723.77
  246-01          82,000.00          0.00       03/01/2000      02/11/2030     359.00    03/11/2000    85.4    12.450         871.97
  246-01          40,719.73          0.00       03/02/2000      02/12/2025     299.08    04/12/2000    79.0     9.650         360.73
  246-01          47,600.00          0.00       03/24/2000      02/24/2030     359.80    03/24/2000    85.0    13.350         539.60
  246-01          91,000.00          0.00       03/18/2000      02/18/2030     359.61    03/18/2000    65.0    12.990       1,005.93
  246-01          42,000.00          0.00       03/14/2000      02/14/2030     359.47    03/11/2000    70.0    13.400         477.77
  246-01          23,927.00          0.00       03/09/2000      02/09/2015     179.31    03/09/2000    89.9    12.150         289.48
  246-01          85,600.00          0.00       03/02/2000      02/02/2030     359.08    03/02/2000    84.7    12.950         943.56
  246-01          86,400.00          0.00       03/28/2000      02/28/2020     239.93    03/28/2000    78.5     9.990         833.21
  246-01          38,350.00          0.00       03/16/2000      02/16/2015     179.54    03/16/2000    65.0    10.500         423.92
  246-01          23,200.00          0.00       03/01/2000      02/01/2020     239.00    03/01/2000    80.0    12.700         266.87
  246-01          27,200.00          0.00       03/28/2000      02/28/2015     179.93    03/28/2000    61.1     9.150         278.31
  246-01          32,200.00          0.00       03/24/2000      02/24/2015     179.80    03/24/2000    35.7     9.500         270.75
  246-01          48,000.00          0.00       03/01/2000      02/01/2030     359.00    03/01/2000    80.0    12.500         512.28
  246-01         129,200.00          0.00       03/16/2000      02/16/2030     359.54    03/16/2000    85.0    12.850       1,414.08
  246-01          43,296.97          0.00       03/19/2000      02/19/2020     239.64    05/19/2000    70.0    11.750         470.33
  246-01          53,148.31          0.00       03/09/2000      02/09/2025     299.31    05/09/2000    70.9     9.900         480.07
  246-01          28,000.00          0.00       03/15/2000      02/15/2015     179.51    03/15/2000    80.0    11.600         328.88
  246-01          80,100.00          0.00       03/18/2000      02/18/2030     359.61    03/18/2000    90.0    11.900         817.76
  246-01          29,750.00          0.00       03/01/2000      02/01/2030     359.00    03/01/2000    85.0    13.000         329.09
  246-01          26,400.00          0.00       03/23/2000      02/23/2030     359.77    03/23/2000    80.0    12.350         278.69
  246-01         123,300.00          0.00       03/22/2000      02/22/2030     359.74    03/22/2000    90.0    11.400       1,211.63
  246-01          19,500.00          0.00       03/28/2000      02/28/2030     359.93    03/28/2000    38.9    12.240         204.19
  246-01          46,800.00          0.00       03/18/2000      02/18/2015     179.61    03/18/2000    90.0    10.900         528.99
  246-01          66,800.00          0.00       03/22/2000      02/22/2015     179.74    03/22/2000    80.0    12.750         725.91
  246-01          62,000.00          0.00       03/16/2000      02/16/2030     359.54    03/16/2000    80.0    13.000         685.84
  246-01          32,300.00          0.00       03/14/2000      02/14/2030     359.47    03/14/2000    85.0    11.150         311.27
  246-01          72,750.00          0.00       03/22/2000      02/22/2030     359.74    03/22/2000    75.0    12.250         762.34
  246-01          30,600.00          0.00       03/15/2000      02/15/2015     179.51    03/15/2000    90.0    11.150         294.88
  246-01          24,500.00          0.00       03/23/2000      02/23/2015     179.77    03/23/2000    42.9    11.600         244.49
  246-01          18,000.00          0.00       03/14/2000      02/14/2015     179.47    03/14/2000    72.0    11.350         208.56
  246-01         138,603.00          0.00       03/28/2000      02/28/2010     119.93    03/28/2000    80.5     8.250       1,700.00
  246-01          33,000.00          0.00       03/09/2000      02/09/2030     359.31    03/09/2000    56.8    12.850         361.18
  246-01          35,000.00          0.00       03/25/2000      02/25/2015     179.84    03/25/2000    42.6    10.000         307.15
  246-01          45,750.00          0.00       03/18/2000      02/18/2015     179.61    03/18/2000    75.0    10.500         418.49
  246-01          65,600.00          0.00       03/10/2000      02/10/2015     179.34    03/10/2000    80.9    10.400         595.17

ALLIANCE FUNDING                                                SALE SCHEDULE - GROUP 1
A DIVISION OF SUPERIOR BANK FSB      2000-1 INITIAL POOL OF GROUP 1 FIXED RATE MORTGAGES - SETTLEMENT 3/28/2000     Page 4   3/29/00

                                                                                                                        Principal
                                                                                                            Zip        Balance at
Pool ID    Inv     Account          Name                    Address                    City          State  Code       Origination
----------------------------------------------------------------------------------------------------------------------------------
 246-01   901    803085554   LOCKHART KATHLEEN         30 HOSS ROAD                 INDIANAPOLI        IN   46217        14,340.00
 246-01   901    803086834   DAVIS LERONE J            725 EAST CHARLOTTE AVENUE    SUMTER             SC   29150        19,980.00
 246-01   901    803087089   RUTH THEODORE R JR        708 NORTH 10TH STREET        PALATKA            FL   32177        49,600.00
 246-01   901    803089598   THOMPSON JOE R            111 MAGNOLIA AVENUE          COLLINS            MS   39428        20,000.00
 246-01   901    803090703   LAWTON ANDREA M           5950 52 PENNSYLVANIA         DETROIT            MI   48322        13,500.00
 246-01   901    803090794   COSTNER RICKY             222 RILEY STREET             BUFFALO            NY   14208        28,700.00
 246-01   901    803090851   HAIRSTON LAWRENCE         133 MASTEN STREET            BUFFALO            NY   14209        21,000.00
 246-01   901    803091784   REID MAGGIE               1630 22ND AVENUE SOUTH       SAINT PETER        FL   33712        86,500.00
 246-01   901    803096205   JACOBS TERRELL            5610 TERRA CEIA              TAMPA              FL   33619        40,875.00
 246-01   901    803096346   MCKEVER MELVIN            1397 WEST 1ST STREET         JACKSONVILL        FL   32209        45,050.00
 246-01   901    803096361   DREAN IRENA MYRA          23161 CUNNINGHAM AVE         WARREN             MI   48091        80,300.00
 246-01   901    803098201   GARCIER MICHAEL           3813 WHISPERING PINES CIRC   GREENWOOD          FL   32447        74,250.00
 246-01   901    803102128   DREAN IRENA M.            8452 ORCHARD AVE             WARREN             MI   48089        45,750.00
 246-01   901    803103571   HERT JANET E              54 SHELLENBERGER             BATTLECREEK        MI   49017        49,500.00
 246-01   901    803106111   MENSAH SAMUEL             3233 ELY AVENUE              BRONX              NY   10469       296,000.00
 246-01   901    803106350   KUHN ROBERT JOSEPH        50 CARLENE LANE              QUINCY             FL   32351        65,700.00
 246-01   901    803107408   JOHNSON RONALD G          521 GERMAN SCHOOL ROAD       RICHMOND           VA   23225        58,500.00
 246-01   901    803107580   PILKINGTON PAMELA         238 SOUTH GREEN ROAD         SOUTH EUCLI        OH   44121       103,000.00
 246-01   901    803109693   GOULD INEZ M              260 LINDEN BLVD #1E          BROOKLYN           NY   11226        74,400.00
 246-01   901    803111194   BOWSER CHERYL L           729 PENN AVENUE              NEW BRIGHTO        PA   15066        42,290.00
 246-01   901    803111889   JOHNSON DALE H            4501 50TH AVENUE NORTH       ST PETERSBU        FL   33714        40,000.00
 246-01   901    803113034   HICKS REGINA TODD         3249 DOVER LANE              LAFAYETTE          IN   47909        18,353.00
 246-01   901    803115567   PRAINITO MATTHEW J        21569 OLEAN BOULEVARD        PORT CHARLO        FL   33952        53,100.00
 246-01   901    803115591   JOHNSON LOUIS F           929 NICELY AVENUE            MONTOURSVIL        PA   17754       102,400.00
 246-01   901    803115617   MASSEY FRANK LEE          708 ASPEN DRIVE              LITTLE ROCK        AR   72211        54,000.00
 246-01   901    803115765   LANGLEY BEVERLY           17730 NW 27 AVENUE           MIAMI              FL   33056        68,000.00
 246-01   901    803116698   WELLS ARTHUR E. JR        501 JOSEPH ST                BAY CITY           MI   48706        32,500.00
 246-01   901    803117613   ARISTIZABAL CLAUDIA       1313 RICA COURT              VIRGINIA BE        VA   23456        38,315.00
 246-01   901    803118496   PAUL BARBARA A            420 SOUTH AVOCADO COURT      EAGLE LAKE         FL   33839        18,000.00
 246-01   901    803119338   BRACEY JIMMY              292 SHADY GROVE ROAD         CASSATT            SC   29032        27,200.00
 246-01   901    803119684   PHILLIPS WAYNE A          33115 MELSON RD              DELMAR             MD   21875        97,500.00
 246-01   901    803120237   AUSTIN EARLIS E           710 MILTONDALE ROAD          MACCLENNY          FL   32063        59,122.00
 246-01   901    803120260   WEIMER ANN M              170 TWIN CIRCLE              TWIN FALLS         ID   83301        30,000.00
 246-01   901    803121128   PALEO PAULINE R.          1838 NORTH 51ST DRIVE        PHOENIX            AZ   85035        60,350.00
 246-01   901    803121193   SUTTON DAN L              12116 REVERE AVE             CLEVELAND          OH   44105        68,800.00
 246-01   901    803124478   HUGGINS RICHARD HENRY     516 CLEVELAND STREET         DANVILLE           VA   24541        48,750.00
 246-01   901    803124601   NELSON MICHAEL J          20240 SW 123 PLACE           MIAMI              FL   33177        70,000.00
 246-01   901    803126044   VERMILLION DOUGLAS F      1713 DOVER ZOAR RD NE        BOLIVAR            OH   44612       130,000.00
 246-01   901    803126655   TRESALUS LESSORT L        107 17TH STREET EAST         BRADENTON          FL   34208        83,000.00
 246-01   901    803127943   DEARDEN TODD              RT 2 BOX 100 B               DOZIER             AL   36028        70,125.00
 246-01   901    803129063   WILLIAMS LYNIEKA          19443 ROSEMONT               DETROIT            MI   48219        40,000.00
 246-01   901    803132307   ROGERS DONNA J            14920 GENTILLY PLACE         TAMPA              FL   33624        71,000.00
 246-01   901    803132471   RICHARDS LEONARD M        6620 SOUTH PUGET SOUND AVE   TACOMA             WA   98407        76,500.00
 246-01   901    803135219   BEAR LINDA L              5950 EAST TENISON STREET     INVERNESS          FL   34452        46,750.00
 246-01   901    803135573   DROST RAYMOND J           3508 TIMBERWOOD DRIVE        MUNHALL            PA   15120       116,000.00
 246-01   901    803138239   MITCHELL ARACELY          1405 ST ANDREWS DRIVE        BUSHKILL           PA   18324       157,500.00
 246-01   901    803139104   PUTNICK DONALD B          RT 1 BOX 565                 BERKELEY SP        WV   25411        90,000.00
 246-01   901    803140128   PAINE WILLIAM J JR        6200 NEWMEYER ROAD           BROOKSVILLE        FL   34601        41,000.00
 246-01   901    803141258   KELLY SHEREE L            501 W MICHAEL CT             COLUMBIA           MO   65202        79,900.00
 246-01   901    803141449   PIERCE DELBERT C          509 EAST MAIN STREET         CARNEGIE           PA   15106        70,200.00
 246-01   901    803148501   THOUNSAVATH SIMOUANG      374 POTTERS AVE              PROVIDENCE         RI   02907        38,250.00
 246-01   901    803154764   PARK SCOTT                2798 EMILY                   MELVINDALE         MI   48122        48,750.00
 246-01   901    803155431   HENTON PAMELA             446 W 115TH ST               CHICAGO            IL   60628        58,500.00
 246-01   901    803161496   FICARRA ROBERT            23 MAIN STREET               WILBRAHAM          MA   01905        70,000.00
 246-01   901    803164235   TAYLOR DOROTHY MAE        RT 1 BOX 54 A                WEDGEFIELD         SC   29168        40,000.00
 246-01   901    803164664   WRAY BERNICE T            8 N SPRUCE AVENUE            HIGHLAND SP        VA   23075        77,000.00
 246-01   901    803168582   WILLIAMS ROY              703 NORTH 73RD STREET        EAST SAINT         IL   62203        30,400.00
 246-01   901    803171537   PAULUS ROSE G             3919 ELDRIDGE AVENUE         ORANGE PARK        FL   32073        52,800.00
 246-01   901    803175355   KLINE OWEN                1853 WEST LAKE PARK DRIVE    WEST VALLEY        UT   84119       224,100.00
 246-01   901    803176189   ESTABROOK BARBARA S       665 FORMOSA AVENUE           BARTOW             FL   33830        22,500.00
 246-01   901    803183003   SCHMUTZ JOHN              581 DAVIDS DRIVE             SHEPHERDSVI        KY   40165        31,450.00
 246-01   905    8000535339  MURPHY PATTI S            272 E MCBRIDE                ATTICA             IN   47923        77,300.00
 246-01   905    8000571383  JOSEPH LUCITA             97-13 134TH ST               RICHMOND HI        NY   11419        65,000.00
 246-01   905    8000578479  PIGNATARO KAREN C.        231 GATEWOOD LANE            BARTLETT           IL   60103        50,000.00
                 --------------------------------------                                                          -------------------
                        276  Sale Total                                                                              17,088,829.00

 246-02   915    802090852   STALEY TONDRA             213 PODIUM ROAD              CORDOVA            SC   29039        64,600.00
 246-02   915    802142331   GUYNUP TAMMY              80 EAST STREET               STILLWATER         NY   12118        14,000.00
 246-02   915    802183228   MORGAN CARLA              29 BOURBON CT                BALTIMORE          MD   21234        13,800.00
 246-02   915    802241596   FLORES JOSE A             105 107 UNION STREET         ATTLEBORO          MA   02703        25,000.00
 246-02   915    802255018   LIFRIERI LUIGI            1037 58TH STREET             BROOKLYN           NY   11219        20,000.00

                Cut-off Date    Cut-off Date     First                                             Original   Current    Scheduled
                 Principal       Companion      Payment      Maturity        Rem          Date        LTV    Mortgage      Payment
Pool ID           Balance         Loan Bal.      Date          Date          Term          Due       Ratio     Rate      Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
 246-01          14,340.00          0.00      03/24/2000    02/24/2015      179.80      03/24/2000    84.9    13.600       187.13
 246-01          19,980.00          0.00      03/22/2000    02/22/2030      359.74      03/22/2000    90.0    10.750       186.51
 246-01          49,600.00          0.00      03/24/2000    02/24/2030      359.80      03/24/2000    80.0     8.750       390.20
 246-01          20,000.00          0.00      03/25/2000    02/25/2015      179.84      03/25/2000    80.0    12.500       246.50
 246-01          13,500.00          0.00      03/17/2000    02/17/2015      179.57      03/17/2000    75.0    12.600       167.27
 246-01          28,700.00          0.00      03/17/2000    02/17/2015      179.57      03/17/2000    70.0    12.450       352.80
 246-01          21,000.00          0.00      03/28/2000    02/28/2030      359.93      03/28/2000    67.7    12.450       223.31
 246-01          86,500.00          0.00      03/28/2000    02/28/2030      359.93      03/28/2000    78.6    12.500       923.18
 246-01          40,875.00          0.00      03/22/2000    02/22/2030      359.74      03/22/2000    75.0    13.000       452.16
 246-01          45,050.00          0.00      03/18/2000    02/18/2030      359.61      03/18/2000    85.0    12.850       493.07
 246-01          80,300.00          0.00      03/23/2000    02/23/2015      179.77      03/23/2000    84.9    11.100       770.79
 246-01          74,250.00          0.00      03/07/2000    02/07/2030      359.24      03/07/2000    75.0    12.750       806.87
 246-01          45,750.00          0.00      03/17/2000    02/17/2015      179.57      03/17/2000    75.0    10.600       421.92
 246-01          49,500.00          0.00      03/28/2000    02/28/2015      179.93      03/28/2000    90.0    10.900       467.66
 246-01         296,000.00          0.00      03/25/2000    02/25/2015      179.84      03/25/2000    80.0    10.650     2,740.88
 246-01          65,634.63          0.00      03/07/2000    02/07/2030      359.24      05/07/2000    90.0    10.825       617.00
 246-01          58,500.00          0.00      03/22/2000    02/22/2030      359.74      03/22/2000    90.0    10.900       552.69
 246-01         103,000.00          0.00      03/25/2000    02/25/2015      179.84      03/25/2000    85.8     8.450       788.33
 246-01          74,400.00          0.00      03/08/2000    02/08/2015      179.28      03/08/2000    80.0    12.150       773.89
 246-01          42,290.00          0.00      03/24/2000    02/24/2015      179.80      03/24/2000    84.5     9.650       445.44
 246-01          40,000.00          0.00      03/22/2000    02/22/2030      359.74      03/22/2000    80.0    11.600       399.17
 246-01          18,353.00          0.00      03/18/2000    02/18/2015      179.61      03/18/2000    89.9    12.150       222.04
 246-01          53,100.00          0.00      03/22/2000    02/22/2030      359.74      03/22/2000    90.0    12.250       556.44
 246-01         102,400.00          0.00      03/22/2000    02/22/2030      359.74      03/22/2000    80.0    13.500     1,172.90
 246-01          54,000.00          0.00      04/01/2000    03/01/2030      360.00      04/01/2000    60.6    10.600       498.00
 246-01          68,000.00          0.00      03/16/2000    02/16/2030      359.54      03/16/2000    80.0    11.750       686.40
 246-01          32,500.00          0.00      03/22/2000    02/22/2030      359.74      03/22/2000    60.1    11.850       330.55
 246-01          38,283.61          0.00      03/15/2000    02/15/2030      359.51      05/15/2000    75.0    12.350       404.47
 246-01          18,000.00          0.00      03/23/2000    02/23/2015      179.77      03/23/2000    30.0    11.600       211.42
 246-01          27,200.00          0.00      03/28/2000    02/28/2030      359.93      03/28/2000    80.0    13.500       311.55
 246-01          97,500.00          0.00      04/01/2000    03/01/2015      180.00      04/01/2000    75.0     8.650       968.71
 246-01          59,122.00          0.00      03/22/2000    02/22/2030      359.74      03/22/2000    80.9    12.500       630.98
 246-01          30,000.00          0.00      04/01/2000    03/01/2010      120.00      04/01/2000    57.6    10.750       409.02
 246-01          60,350.00          0.00      04/01/2000    03/01/2020      240.00      04/01/2000    85.0     9.500       562.54
 246-01          68,800.00          0.00      03/24/2000    02/24/2030      359.80      03/24/2000    80.0    13.500       788.04
 246-01          48,750.00          0.00      03/24/2000    02/24/2015      179.80      03/24/2000    57.0    10.850       458.74
 246-01          70,000.00          0.00      03/12/2000    02/12/2030      359.41      03/12/2000    70.0    12.375       740.30
 246-01         130,000.00          0.00      03/23/2000    02/23/2015      179.77      03/23/2000    83.3    11.750     1,312.23
 246-01          83,000.00          0.00      03/22/2000    02/22/2015      179.74      03/22/2000    78.3     7.925       789.60
 246-01          70,125.00          0.00      03/09/2000    02/09/2015      179.31      03/09/2000    85.0    11.750       707.85
 246-01          39,959.06          0.00      03/16/2000    02/16/2030      359.54      05/16/2000    80.0    10.625       369.64
 246-01          71,000.00          0.00      03/23/2000    02/23/2030      359.77      03/23/2000    73.9     9.525       598.30
 246-01          76,500.00          0.00      04/01/2000    03/01/2030      360.00      04/01/2000    85.0    13.350       867.22
 246-01          46,750.00          0.00      03/14/2000    02/14/2015      179.47      03/14/2000    85.0    12.350       493.51
 246-01         116,000.00          0.00      03/25/2000    02/25/2030      359.84      03/25/2000    80.0    13.500     1,328.68
 246-01         157,500.00          0.00      04/01/2000    03/01/2015      180.00      04/01/2000    90.0    11.400     1,547.70
 246-01          90,000.00          0.00      03/24/2000    02/24/2015      179.80      03/24/2000    89.1    10.900       850.30
 246-01          41,000.00          0.00      03/23/2000    02/23/2020      239.77      03/23/2000    57.7     8.375       352.57
 246-01          79,834.56          0.00      03/22/2000    02/22/2030      359.74      05/22/2000    85.0    12.350       843.45
 246-01          70,200.00          0.00      03/22/2000    02/22/2020      239.74      03/22/2000    90.0    11.250       736.58
 246-01          38,250.00          0.00      03/17/2000    02/17/2030      359.57      03/17/2000    85.0    12.200       399.34
 246-01          48,750.00          0.00      03/22/2000    02/22/2030      359.74      03/22/2000    65.0    13.750       567.99
 246-01          58,500.00          0.00      03/24/2000    02/24/2030      359.80      03/24/2000    63.5    13.750       681.59
 246-01          70,000.00          0.00      03/18/2000    02/18/2015      179.61      03/18/2000    70.0    13.100       779.81
 246-01          40,000.00          0.00      03/24/2000    02/24/2030      359.80      03/24/2000    70.1    11.000       380.93
 246-01          77,000.00          0.00      04/01/2000    03/01/2015      180.00      04/01/2000    52.0     8.750       605.76
 246-01          30,400.00          0.00      03/23/2000    02/23/2030      359.77      03/23/2000    69.8    10.650       281.50
 246-01          52,800.00          0.00      03/22/2000    02/22/2015      179.74      03/22/2000    55.5    11.100       506.82
 246-01         224,100.00          0.00      04/01/2000    03/01/2030      360.00      04/01/2000    90.0    12.350     2,365.67
 246-01          22,500.00          0.00      03/28/2000    02/28/2010      119.93      03/28/2000    46.8     9.050       285.63
 246-01          31,450.00          0.00      03/25/2000    02/25/2025      299.84      03/25/2000    85.0    13.250       360.64
 246-01          77,214.06          0.00      03/14/2000    02/14/2030      359.47      05/14/2000    85.8    10.050       681.22
 246-01          65,000.00          0.00      03/22/2000    02/22/2015      179.74      03/22/2000    21.6     9.300       670.92
 246-01          50,000.00          0.00      03/25/2000    02/25/2030      359.84      03/25/2000    25.9     9.500       420.43
             ---------------------------                                    ------                    ---------------------------
             17,075,838.37          0.00                                    260.99                    77.5     1.749   178,810.11

 246-02          64,527.17          0.00      08/02/1999    07/02/2029      352.01      03/02/2000    79.4     9.750       555.01
 246-02          13,734.00          0.00      09/25/1999    08/25/2009      113.79      02/25/2000    89.9    12.750       206.98
 246-02          13,602.45          0.00      09/25/1999    08/25/2014      173.79      03/25/2000    89.7    12.300       168.30
 246-02          24,807.58          0.00      09/03/1999    08/03/2014      173.06      03/03/2000    87.3    12.000       300.05
 246-02          19,816.83          0.00      09/16/1999    08/16/2014      173.49      02/16/2000    78.3    11.750       236.83

ALLIANCE FUNDING                                                SALE SCHEDULE - GROUP 1
A DIVISION OF SUPERIOR BANK FSB      2000-1 INITIAL POOL OF GROUP 1 FIXED RATE MORTGAGES - SETTLEMENT 3/28/2000     Page 5   3/29/00

                                                                                                                         Principal
                                                                                                             Zip         Balance at
Pool ID   Inv    Account          Name                 Address                          City          State  Code       Origination
-----------------------------------------------------------------------------------------------------------------------------------
 246-02   915   802334383   RODRIGUEZ EVERARDO         831 N ALMA AVENUE             LOS ANGELES        CA   90063        25,000.00
 246-02   915   802350298   DULONG ROBERT P            165 MARSTON STREET            TEWKSBURY          MA   01876        38,000.00
 246-02   915   802366054   JENKINS CRYSTAL L          24812 BLACK BRANCH RD         STONY CREEK        VA   23882        56,600.00
 246-02   915   802369645   WOODWARD JARED C           37 EVERETT PLACE              PLAINFIELD         NJ   07060        92,000.00
 246-02   915   802407031   HOPKINS JAMES E            LOT 8 SANDY RIDGE             LAUREL             DE   19956        76,950.00
 246-02   915   802410472   JOBE JOHN PAUL             4532 1ST AVENUE SOUTH         MINNEAPOLIS        MN   55409        46,500.00
 246-02   915   802432567   CALLAHAN JONATHAN W        3121 SOUTH TAMARAC DRIVE U    DENVER             CO   80231        22,500.00
 246-02   915   802433714   PIERCE MICHAEL C           240 BIRCHWOOD LANE            LITITZ             PA   17543        11,850.00
 246-02   915   802435024   BOYCE ROBIN                300 EASTERN STREET UNIT 2E    NEW HAVEN          CT   06511        32,450.00
 246-02   915   802466334   MASSEY BARBARA A           1418 KINGSWAY RD              BALTIMORE          MD   21218        10,000.00
 246-02   915   802478685   POKROVSKAYA VALENTINA      10 PRECEDENT PLACE            MANALAPAN          NJ   07726        75,000.00
 246-02   915   802481135   MENDEZ RICHARD L           RD 1 SHEW HOLOW ROAD          GILBOA             NY   12059        40,000.00
 246-02   915   802486001   HALLER TIMOTHY A           1001 FRONT STREET             DELTA              PA   17314        22,760.00
 246-02   915   802494674   NELSON TYLER C             352 ENDSLEIGH AVE             BALTIMORE          MD   21220        23,000.00
 246-02   915   802499962   BLOCK DAVID A              6158 GROOVER ROAD             BLACKSHEAR         GA   31516        34,000.00
 246-02   915   802505610   WILLIAMS SHANNON B         201 MYERS STREET              FORT MILL          SC   29715        34,292.00
 246-02   915   802517862   HILL LILLIAN A             6241 SANDPIPER DRIVE          VALDOSTA           GA   31601        59,500.00
 246-02   915   802518951   ROTTNER ALEXANDER          32 39 32ND STREET             ASTORIA            NY   11103        37,950.00
 246-02   915   802522953   CHAMBERS LINDA K           11003 PANTHER MOUNTAIN ROA    MAUMELLE           AR   72113        26,400.00
 246-02   915   802531525   KNOWLTON GENE M            2441 COUNTY RT 35             NORWOOD            NY   13668        48,000.00
 246-02   915   802536441   LEE DELORIS                441 SOCIETY HILL ROAD         DARLINGTON         SC   29532        70,400.00
 246-02   915   802538447   OXENDINE SANDRA S.         85 GRANTHAM LOOP ROAD         ROWLAND            NC   28383        15,400.00
 246-02   915   802545079   MULHALL CHRISTOPHE C       14027 HERMOSILLO WAY          POWAY              CA   92604        34,700.00
 246-02   915   802545582   ELLER CHARLES WILLIAM      301 WEST MARKET ST            ABERDEEN           MD   21001        72,000.00
 246-02   915   802546572   HICKEY MICHAEL G           29 WEST DEVONIA AVENUE        MOUNT VERNO        NY   10552       164,000.00
 246-02   915   802549188   ADAMS ROBERT A             31 SUNSET DRIVE               TROY               NY   12182        81,000.00
 246-02   915   802549857   MATTIS LORRIS R            127 EAST 46TH STREET          BROOKLYN           NY   11203        21,000.00
 246-02   915   802552380   GONOPOLSKY LEV             211 MANAHAN COURT UNIT D      EAST BRUNSW        NJ   08816        37,800.00
 246-02   915   802562835   TREMBLAY STEPHEN L         17031 N 60TH WAY              SCOTTSDALE         AZ   85254        27,000.00
 246-02   915   802569202   BRUNK RON                  126 W SPRUCEE                 LIBERAL            KS   67901        72,303.00
 246-02   915   802571190   SAGE ROBERT                2 HIGHLAND DRIVE              LIVINGSTON         NJ   07039        40,000.00
 246-02   915   802574079   BAKER NEBRASKA             1271 N OLD FRANKLIN ROAD      NASHVILLE          NC   27856        71,450.00
 246-02   915   802575175   MCBRIDE BRIAN              11 PALMIERI LANE              STATEN ISLA        NY   10309        42,000.00
 246-02   915   802580878   WRIGHT DONALD E            LOT 22 OAK KNOLL ROAD         OAKMAN             GA   30732        55,250.00
 246-02   915   802583559   YAEGLE JAMES L             555 TANTRA DRIVE              BOULDER            CO   80303        80,000.00
 246-02   915   802583971   CRABB CATHLEEN A           132 ST. JAMES PLACE           BROOKLYN           NY   11238        55,000.00
 246-02   915   802584607   GOODLIFFE SUSAN K          33 ALDER LANE                 BASKING RID        NJ   07920       157,000.00
 246-02   915   802586453   OVERTURF GEORGE E          2066 HEARTLAND CR             BRENTWOOD          CA   94513        49,000.00
 246-02   915   802590018   KHASIDASHVIL LEVAN         2738 OCEAN AVENUE             BROOKLYN           NY   11229        51,600.00
 246-02   915   802591388   HITT MARGARET              70 NW 14TH STREET             HOMESTEAD          FL   33030        30,200.00
 246-02   915   802594754   GIAMBRONE MARIE            14 BRONXVILLE GLEN DRIVE      BRONXVILLE         NY   10708        81,479.00
 246-02   915   802596478   COPELAND HORACE D          28 JAMES STREET               OSSINING           NY   16562        49,300.00
 246-02   915   802597468   BASSHAM JOHN E             106 EMERALD COVE DRIVE        BYRON              GA   31008        80,704.00
 246-02   915   802604710   ZAPATA BARBARA             9213 HORIZON DRIVE            SPRING HILL        FL   34608        23,225.00
 246-02   915   802605097   MCDONALD LEONARD           1278 CANBERRA                 LINDON             UT   84042        41,250.00
 246-02   915   802606723   PEDI ANTHONY T             38 35 222ND STREET            BAYSIDE            NY   11361        68,000.00
 246-02   915   802608000   HOLSAPPLE ROBERT A         421 LESLIE LANE               TOWNSHIP OF        PA   19382        26,223.00
 246-02   915   802616193   LUEDERS GREGORY S          14 LAUREL STREET              GREENFIELD         MA   01301        24,569.00
 246-02   915   802620203   BOWLSBY BRUCE A            224 NORTHWEST 24TH AVENUE     CAPE CORAL         FL   33993        17,200.00
 246-02   915   802620930   BENGIO MORDECHAI           43 CHICANOS DRIVE             LAKEWOOD           NJ   08701        35,000.00
 246-02   915   802621987   ANGELERI NICK J            26720 EAST EASTLAND DRIVE     NEWMAN LAKE        WA   99025        12,850.00
 246-02   915   802622126   DEROSA GEORGE              6 ANDOVER DRIVE               NORTH CALDW        NJ   07006       105,000.00
 246-02   915   802627968   GARCIA DOMINGO             91 MORA STREET                DORCHESTER         MA   02124        36,750.00
 246-02   915   802634865   HENDRIX JEANETTE           5515 WOHLSTETTER STREET       RIVERSIDE          CA   92503        60,289.00
 246-02   915   802637900   DEREMO THOMAS C            20913 PARKSIDE                LAKE FOREST        CA   90630       104,500.00
 246-02   915   802640888   CRISCUOLO ANNAMARIE        6 CATALINA DRIVE              ANSONIA            CT   06401        16,000.00
 246-02   915   802642363   VACON DONALD               16 HAMPDEN COURT              MONSON             MA   01057        16,737.00
 246-02   915   802642371   MORALES ELENA              4147 STORER AVENUE            CLEVELAND          OH   44109        15,579.00
 246-02   915   802643924   ALVARADO MANUEL            2832 STOCKTON COURT           RIVERSIDE          CA   92503        17,904.00
 246-02   915   802650176   DOUCETT RUSSELL L          53 BUCK ROAD                  LANSING            NY   14882        46,105.00
 246-02   915   802650572   MCAFEE JEFFREY E           15 COTTRELL LANE              DECAUTURVIL        TN   38329        42,148.00
 246-02   915   802653659   CRANE JUDITH A             58 EAGLE RUN                  IRVINE             CA   92614        39,250.00
 246-02   915   802654566   HAMON GALE D               4480 WILDHORSE HOLLOW ROAD    CHICO              CA   95973        70,000.00
 246-02   915   802654996   GAITAN EDUARDO             187 WOODSIDE AVENUE           PATCHOGUE          NY   11772        30,000.00
 246-02   915   802656116   OLSON KATHY                11224 ACADEMY RIDGE ROAD      ALBUQUERQUE        NM   87111        55,175.00
 246-02   915   802658021   WASHINGTON CASSANDRA M.    5447 RITTER ROAD              WALTERBORO         SC   29488        26,011.00
 246-02   915   802658047   DAWSON MICHELE DENISE      2903 WEST STREET              OAKLAND            CA   94612        50,462.00
 246-02   915   802660100   BRASTROM PAUL J            27 TWIN LAKE COURT            FREDERICKSB        VA   22405        89,800.00
 246-02   915   802662650   BAUM GARY M                279 BEARVIEW DRIVE            LEOLA              PA   17540        20,485.00
 246-02   915   802664151   REPP ALLEN W               766 DONAU AVENUE              PALM BAY           FL   32907        14,200.00
 246-02   915   802668285   VONGPHACHANH SOMVILAY      45 ROBINSON STREET            SHOREHAM           NY   11786        33,000.00

          Cut-off Date     Cut-off Date    First                                                Original   Current       Scheduled
            Principal       Companion     Payment        Maturity       Rem          Date          LTV    Mortgage        Payment
Pool ID      Balance         Loan Bal.     Date            Date        Term          Due          Ratio     Rate        Int & Prin
----------------------------------------------------------------------------------------------------------------------------------
 246-02     24,979.19          0.00     11/04/1999      10/04/2014     175.10     03/04/2000       84.5    12.450         265.84
 246-02     37,625.96          0.00     10/01/1999      09/01/2014     174.00     03/01/2000       80.2    11.650         447.54
 246-02     56,600.00          0.00     02/19/2000      01/19/2030     358.62     02/19/2000       80.8    13.350         641.63
 246-02     92,000.00          0.00     10/03/1999      09/03/2014     174.08     03/03/2000       80.0    11.050         879.61
 246-02     76,667.57          0.00     06/01/1999      05/01/2014     170.00     03/01/2000       89.4    11.300         750.31
 246-02     46,418.92          0.00     11/01/1999      10/01/2014     175.00     03/01/2000       77.0    10.250         416.69
 246-02     22,492.04          0.00     11/05/1999      10/05/2014     175.13     02/05/2000       74.8    11.050         215.12
 246-02     11,758.21          0.00     11/20/1999      10/20/2014     175.63     03/20/2000       89.5    11.400         137.68
 246-02     32,442.98          0.00     10/20/1999      09/20/2029     354.64     02/20/2000       55.0    13.250         365.31
 246-02      9,856.11          0.00     11/01/1999      10/01/2009     115.00     03/01/2000       89.9    12.800         148.13
 246-02     74,974.84          0.00     12/19/1999      11/19/2014     176.61     02/19/2000       72.6    11.280         730.16
 246-02     39,876.67          0.00     01/13/2000      12/13/2019     237.40     02/13/2000       80.0    14.300         506.15
 246-02     22,640.17          0.00     12/24/1999      11/24/2014     176.78     03/24/2000       89.8    10.950         257.98
 246-02     22,983.23          0.00     12/23/1999      11/23/2014     176.75     02/23/2000       81.9    13.400         261.64
 246-02     33,858.81          0.00     12/08/1999      11/08/2019     236.25     03/08/2000       66.6    12.100         376.74
 246-02     34,292.05          0.00     12/01/1999      11/01/2019     236.00     03/01/2000       80.0    14.200         431.42
 246-02     59,203.30          0.00     11/14/1999      10/14/2019     235.43     03/14/2000       85.0    11.650         640.69
 246-02     35,489.09          0.00     12/16/1999      11/16/2019     236.52     05/16/2000       81.8    11.150         395.60
 246-02     26,256.31          0.00     02/20/2000      01/20/2025     298.65     03/20/2000       80.0    13.250         302.73
 246-02     47,513.69          0.00     11/08/1999      10/08/2014     175.23     03/08/2000       68.5    11.400         557.68
 246-02     70,400.00          0.00     02/06/2000      01/06/2020     238.19     03/06/2000       80.0    10.800         717.10
 246-02     15,400.00          0.00     03/11/2000      02/11/2015     179.38     03/11/2000       70.0    11.350         178.44
 246-02     34,700.00          0.00     03/01/2000      02/01/2015     179.00     03/01/2000       85.1    12.000         356.93
 246-02     71,947.06          0.00     02/14/2000      01/14/2030     358.45     03/14/2000       72.0    12.850         788.03
 246-02    163,360.42          0.00     12/19/1999      11/19/2014     176.61     03/19/2000       69.8    11.950       1,680.61
 246-02     80,014.63          0.00     01/06/2000      12/06/2014     177.17     04/06/2000       90.0    12.990         895.39
 246-02     20,895.16          0.00     12/16/1999      11/16/2019     236.52     03/16/2000       79.0    11.375         222.15
 246-02     37,562.07          0.00     12/16/1999      11/16/2014     176.52     04/16/2000       80.9    12.500         403.42
 246-02     26,766.10          0.00     01/01/2000      12/01/2019     237.00     04/01/2000       84.6    11.250         283.30
 246-02     72,303.00          0.00     02/01/2000      01/01/2030     358.00     03/01/2000       85.6    12.500         771.66
 246-02     40,000.00          0.00     01/22/2000      12/22/2014     177.70     02/22/2000       56.8    12.750         434.68
 246-02     71,328.27          0.00     02/05/2000      01/05/2030     358.16     03/05/2000       76.8    11.350         699.40
 246-02     41,911.33          0.00     01/28/2000      12/28/2019     237.90     03/28/2000       63.4     9.250         384.66
 246-02     55,237.65          0.00     01/01/2000      12/01/2029     357.00     03/01/2000       85.0    13.100         615.50
 246-02     79,973.98          0.00     02/01/2000      01/01/2015     178.00     03/01/2000       75.4     9.625         679.99
 246-02     54,954.35          0.00     01/28/2000      12/28/2019     237.90     02/28/2000       63.1    10.250         539.90
 246-02    155,772.12          0.00     12/02/1999      11/02/2019     236.05     04/02/2000       46.2    11.300       1,652.71
 246-02     49,000.00          0.00     02/01/2000      01/01/2015     178.00     03/01/2000       82.7    11.500         485.24
 246-02     51,307.85          0.00     01/01/2000      12/01/2014     177.00     04/01/2000       70.9    13.500         669.93
 246-02     30,189.64          0.00     02/04/2000      01/04/2020     238.13     03/04/2000       84.8    12.850         350.59
 246-02     80,992.12          0.00     01/03/2000      12/03/2019     237.07     04/03/2000       70.0    12.950         951.69
 246-02     48,937.33          0.00     11/14/1999      10/14/2019     235.43     03/14/2000       87.1    12.300         553.18
 246-02     80,688.70          0.00     01/22/2000      12/22/2029     357.70     03/22/2000       85.0    12.000         830.13
 246-02     23,090.03          0.00     01/28/2000      12/28/2014     177.90     03/28/2000       84.7    10.400         255.29
 246-02     41,046.55          0.00     02/01/2000      01/01/2020     238.00     04/01/2000       70.3    13.350         493.60
 246-02     67,064.24          0.00     11/27/1999      10/27/2014     175.86     03/27/2000       75.0    11.750         686.40
 246-02     26,083.99          0.00     12/09/1999      11/09/2019     236.28     03/09/2000       81.1    13.100         309.10
 246-02     24,503.69          0.00     02/01/2000      01/01/2020     238.00     04/01/2000       72.7    10.750         249.43
 246-02     17,020.25          0.00     12/05/1999      11/05/2009     116.15     03/05/2000       84.7    11.500         241.83
 246-02     34,990.53          0.00     12/01/1999      11/01/2014     176.00     03/01/2000       67.1    12.250         366.76
 246-02     12,767.95          0.00     11/22/1999      10/22/2019     235.69     03/22/2000       90.0    12.500         146.00
 246-02    104,253.90          0.00     12/23/1999      11/23/2014     176.75     03/23/2000       84.1    10.400       1,154.17
 246-02     36,432.85          0.00     12/24/1999      11/24/2014     176.78     03/24/2000       84.8    13.500         477.14
 246-02     60,289.00          0.00     02/01/2000      01/01/2015     178.00     03/01/2000       89.9    10.400         546.98
 246-02    104,315.87          0.00     01/01/2000      12/01/2014     177.00     03/01/2000       89.9    12.250       1,095.05
 246-02     15,826.22          0.00     12/19/1999      11/19/2014     176.61     03/19/2000       85.5    11.500         186.91
 246-02     16,452.41          0.00     11/23/1999      10/23/2009     115.73     03/23/2000       89.9    12.500         244.99
 246-02     15,470.87          0.00     12/02/1999      11/02/2019     236.05     04/02/2000       90.0    12.000         171.54
 246-02     17,904.00          0.00     02/01/2000      01/01/2015     178.00     03/01/2000       80.7    13.200         228.89
 246-02     46,105.00          0.00     01/24/2000      12/24/2014     177.76     03/24/2000       79.6    13.450         526.28
 246-02     42,118.90          0.00     02/04/2000      01/04/2025     298.13     03/04/2000       85.0    11.750         436.15
 246-02     38,983.24          0.00     01/01/2000      12/01/2019     237.00     04/01/2000       77.5    10.900         402.47
 246-02     69,890.83          0.00     02/01/2000      01/01/2015     178.00     04/01/2000       89.7    11.150         674.57
 246-02     29,942.65          0.00     12/19/1999      11/19/2014     176.61     03/19/2000       81.6    12.150         312.05
 246-02     54,855.00          0.00     12/09/1999      11/09/2019     236.28     03/09/2000       85.2    12.990         646.03
 246-02     25,932.23          0.00     01/24/2000      12/24/2014     177.76     03/24/2000       89.7    11.900         310.50
 246-02     50,462.00          0.00     01/07/2000      12/07/2019     237.21     03/07/2000       80.0    14.300         638.53
 246-02     89,785.43          0.00     12/05/1999      11/05/2014     176.15     03/05/2000       84.9    14.500       1,099.65
 246-02     20,394.03          0.00     01/21/2000      12/21/2014     177.67     03/21/2000       84.7    10.250         223.28
 246-02     14,179.73          0.00     02/07/2000      01/07/2015     178.22     03/07/2000       79.0    14.000         189.11
 246-02     32,608.24          0.00     12/01/1999      11/01/2014     176.00     03/01/2000       84.8    13.000         365.05

ALLIANCE FUNDING                                                SALE SCHEDULE - GROUP 1
A DIVISION OF SUPERIOR BANK FSB      2000-1 INITIAL POOL OF GROUP 1 FIXED RATE MORTGAGES - SETTLEMENT 3/28/2000     Page 6   3/29/00

                                                                                                                          Principal
                                                                                                                Zip       Balance at
Pool ID    Inv     Account          Name                      Address                      City         State   Code     Origination
------------------------------------------------------------------------------------------------------------------------------------
  246-02   915    802668491   WALKER VICTORIA M          1126 ELMWOOD AVENUE             FORT WAYNE       IN   46805       55,200.00
  246-02   915    802669242   WILLIAMS WAYNE H           1907 SOUTHEAST 2ND AVENUE       ALBANY           OR   97321       15,000.00
  246-02   915    802670117   STONE PATRICIA             10209 QUEEN ELIZABETH WAY       UPPER MARLB      MD   20772       56,250.00
  246-02   915    802670190   MICHMERHUIZE DAVID         38684 COUNTRY TERRACE           FREMONT          CA   94536       39,200.00
  246-02   915    802673830   QUINN JEAN                 8-10 HANNA STREET               QUINCY           MA   02169       31,827.00
  246-02   915    802675207   LUNSFORD HEATHER S         1810 CORAL GARDENS DRIVE        HOLLYWOOD        FL   33306       52,800.00
  246-02   915    802677534   HOROWITZ BONNIE            1832 EAST 12TH STREET           BROOKLYN         NY   11229      218,000.00
  246-02   915    802678052   BARNES ANAND               40601 HURLEY LN                 PAEONIAN SP      VA   20129       46,000.00
  246-02   915    802682898   MICHAEL JOHN M             136 MOUNT GROVE ROAD            CALIFON          NJ   07830       86,400.00
  246-02   915    802683235   MESLER DAVID               415 BOUNY STREET                NEW ORLEANS      LA   70114       25,000.00
  246-02   915    802684332   WEISSMAN LARRY             1011 LAVAL DR                   ST LOUIS         MO   63132       24,600.00
  246-02   915    802685586   BURCH MICHAEL D            300 BRYN MAWR BOULEVARD         MARY ESTHER      FL   32569       41,700.00
  246-02   915    802689646   BASS FRANK                 3 HALE HOLLOW ROAD              CROTON ON H      NY   10520       30,000.00
  246-02   915    802690065   RICHARDSON ROBERT A        2234 STATE ROUTE 22             CAMBRIDGE        NY   12816       61,500.00
  246-02   915    802691709   NAHAS EDWARD               930 E DRYDEN ST                 GLENDALE         CA   91207      137,000.00
  246-02   915    802693705   MILLER DAVID               24653 BOLAM                     WARREN           MI   48089       13,000.00
  246-02   915    802693994   GOLLER CHARLES             16111 MARY ANN                  CYPRESS          TX   77429      113,714.00
  246-02   915    802695494   TURNER MICHAEL S           1312 RAMONA STREET              RAMONA           CA   92065       40,000.00
  246-02   915    802696716   ELGES FLORENCE             95 BROOKLINE AVENUE             LONG BEACH       NY   11561      180,000.00
  246-02   915    802696930   CARNES JEFFERY C           34 RACK ROAD                    PICAYUNE         MS   39466       64,000.00
  246-02   915    802697581   RADIN DR DAVID M           2539 BEDFORD STREET             STAMFORD         CT   06905       66,000.00
  246-02   915    802698407   BITTON GREGORY K           3776 WEST MOON LAKE STREET      MERIDIAN         ID   83642       83,404.00
  246-02   915    802698654   OREECHIO RON               19 LIGHTHOUSE COURT             TOMKINS COV      NY   10986       70,000.00
  246-02   915    802698779   HUFFER BETTIE MAE          374 BEARTRAP FARM ROAD          MT SOLON         VA   22843       72,250.00
  246-02   915    802700583   SPAULDING JOHN F           5 NORTHEAST DRIVE               BELLINGHAM       MA   02019       74,500.00
  246-02   915    802701235   WATKIN JEFF                12 DAVENPORT DRIVE              WEST WINDSO      NJ   08550       69,000.00
  246-02   915    802703033   WEST LINDA                 DOOE ROAD                       DUBLIN           NH   03444      108,800.00
  246-02   915    802704478   LOMELI JULIAN              7742 REAGAN ROAD                RIVERSIDE        CA   92509       11,553.00
  246-02   915    802705798   HONEA MICHELLE             2128 E BOSTON STREET            CHANDLER         AZ   85225       29,741.00
  246-02   915    802706093   CRESCENZO JO DEBORAH L     12 PROSPECT STREET              CLARK MILLS      NY   13321       47,175.00
  246-02   915    802709055   MYERS NEIL S               8012 FOXWOOD DRIVE              RALEIGH          NC   27615       30,000.00
  246-02   915    802709683   GREENSWORD BARRINGTON      17502 SCUDDER COURT             CARSON           CA   90746       18,329.00
  246-02   915    802710053   VON NAGEL ROBERT           20008 RADLETT AVENUE            CARSON           CA   90746       51,000.00
  246-02   915    802712729   BARNES DEBORAH L           8104 LANGLEY DRIVE              GLEN ALLEN       VA   23060       40,012.00
  246-02   915    802714758   RANKIN TERRENCE P          3919 CENTRAL AVENUE             INDIANAPOLI      IN   46205       44,500.00
  246-02   915    802714915   WHETSTONE GLADYS           1155 SHADOW LANE ROAD           WAGENER          SC   29164       20,025.00
  246-02   915    802715383   REGA JEFF R                2745 NICHOLS CANYON             LOS ANGELES      CA   90046       97,500.00
  246-02   915    802715441   SOLOMON ALICE J            102 MARINA BAY COURT            HIGHLANDS        NJ   07732       44,000.00
  246-02   915    802715508   MARGIASSO LOUIS J          79 PINEHURST AVENUE             ALBANY           NY   12203       47,837.00
  246-02   915    802715953   WHISNER WENDELL L          608 SOUTH SPRING GARDEN ST      CARLISLE         PA   17013       72,450.00
  246-02   915    802716209   CAROLLO CARY               240 SCHOENFELD BOULEVARD        PATCHOGUE        NY   11772       51,100.00
  246-02   915    802716274   EAST STEVE                 1611 HIGH STREET                FORT WAYNE       IN   46808       16,500.00
  246-02   915    802716530   LYNN SABRINA               3021 BRIAR STREET               ZEPHYRHILLS      FL   33543       62,645.00
  246-02   915    802716894   STURDIVANT LEON L          1832 CHAMBERS ROAD              BEAVER DAMS      NY   14812       71,100.00
  246-02   915    802718148   HATTER ROSIE               1202 WEST 129TH STREET          COMPTON          CA   90222       17,600.00
  246-02   915    802718353   KELAJERI MOJTABA ROHANI    23145 CASS AVENUE               WOODLAND HI      CA   91364       75,000.00
  246-02   915    802719393   BANDI BRET R               6721 SHAG BARK COURT            FORT WAYNE       IN   46835       51,000.00
  246-02   915    802721621   SANTOS ARMANDO V           1920-4 CONSTITUTUION BOULE      SALINAS          CA   93905       28,700.00
  246-02   915    802723171   KURINSKY ANDREW C          36625 TIMBERLANE DR             SOLON            OH   44139       41,200.00
  246-02   915    802724401   MIDDLETON PAULA K          14837 WALLINGFORD AVENUE N      SHORELINE        WA   98193       70,115.00
  246-02   915    802724542   TEAR DALE R                47474 VALLEY FORGE              MACOMB           MI   48044       17,700.00
  246-02   915    802725408   AZNAVOUR SARKIS            23809 VALLEY OAK COURT          NEWHALL          CA   91321       44,000.00
  246-02   915    802725846   ROCHA MARIA A              104 WICCOPEE ROAD               PUTNAM VALL      NY   10579       78,750.00
  246-02   915    802726851   ROBINSON WILLIAM C SR      194 HITCHING POST DR            RISING SUN       MD   21911       27,600.00
  246-02   915    802727933   ALEXANDER PATRICIA         8123 BELLA VISTA COURT          CHARLOTTE        NC   28216       33,200.00
  246-02   915    802728105   WOLFE LARRY LEE SR         120 NORTH MULBERRY ST           HAGERSTOWN       MD   21740       25,000.00
  246-02   915    802728774   BARAY VICTOR               1451 SOUTH CLAY                 LIBERAL          KS   67901       67,575.00
  246-02   915    802728931   HOUSLEY HOWARD             1910 GARRARD STREET             COVINGTON        KY   41014       15,472.00
  246-02   915    802731430   HARDING ELIZABETH P        420 JOHNSON TRAIL               CRAIG            CO   81625      115,770.00
  246-02   915    802732420   TYLER ROBERT P             4928 QUITMAN STREET             DENVER           CO   80212       29,185.00
  246-02   915    802733923   KILPATRICK BALLAREE        5320 NW 11 STREET               PLANTATION       FL   33313       26,950.00
  246-02   915    802735464   IRWIN THOMAS J             538 TONELLI TRAIL               LOCKPORT         IL   60441       25,000.00
  246-02   915    802737411   PULIZZI DORIS JEAN         3840 SHEARWATER DRIVE           RENO             NV   89506       17,500.00
  246-02   915    802737437   HUGHES RONALD E            431 RAVENNA STREET              VENICE           FL   34285       40,000.00
  246-02   915    802739334   PASTORE THOMAS R           2915 ELLESMERE AVENUE           COSTA MESA       CA   92626      111,000.00
  246-02   915    802740662   COOPER LUTHER KENNEDY      5010 LOCHMERE ROAD              WILSON           NC   27893       64,000.00
  246-02   915    802741934   PIEPER JILL M              13294 RARITAN COURT             WESTMINSTER      CO   80234       25,000.00
  246-02   915    802742197   JOHNSON JEAN MARIE         318 EAST OLIVE STREET           LONG BEACH       NY   11561       60,000.00
  246-02   915    802744144   KATSIOURAS ALEXANDROS      32 12 35TH STREET               ASTORIA          NY   11106       40,000.00
  246-02   915    802744615   WAGENKNECHT MARK R         166 REDMAN                      MILAN            MI   48160       46,000.00
  246-02   915    802746776   THACKER BLANCHE            2530 NORTH MARSTON STREET       PHILADELPHI      PA   19132       22,400.00

               Cut-off Date     Cut-off Date     First                                           Original   Current       Scheduled
                 Principal       Companion      Payment       Maturity       Rem        Date       LTV      Mortgage       Payment
Pool ID           Balance         Loan Bal.      Date           Date        Term        Due       Ratio       Rate        Int & Prin
------------------------------------------------------------------------------------------------------------------------------------
  246-02         55,191.00          0.00      12/01/1999     11/01/2029    356.00    03/01/2000    80.0      14.000         654.05
  246-02         14,908.21          0.00      02/01/2000     01/01/2015    178.00    04/01/2000    90.0      11.150         171.90
  246-02         56,250.00          0.00      01/01/2000     12/01/2014    177.00    03/01/2000    75.0      12.250         589.44
  246-02         38,966.71          0.00      12/03/1999     11/03/2019    236.09    04/03/2000    81.1      10.450         390.05
  246-02         31,696.29          0.00      12/01/1999     11/01/2019    236.00    04/01/2000    90.0      12.000         350.44
  246-02         52,794.02          0.00      02/01/2000     01/01/2020    238.00    03/01/2000    79.9      10.850         539.62
  246-02        218,000.00          0.00      01/01/2000     12/01/2014    177.00    03/01/2000    74.8      13.800       2,548.56
  246-02         45,540.12          0.00      01/01/2000     12/01/2014    177.00    04/01/2000    75.9      11.650         460.81
  246-02         86,359.70          0.00      12/24/1999     11/24/2014    176.78    03/24/2000    80.9      13.770       1,008.02
  246-02         24,746.73          0.00      02/01/2000     01/01/2015    178.00    04/01/2000    83.2       9.750         214.79
  246-02         24,600.00          0.00      02/01/2000     01/10/2015    178.00    03/10/2000    84.8      13.400         317.75
  246-02         41,639.42          0.00      01/01/2000     12/01/2019    237.00    03/01/2000    89.8      12.250         466.44
  246-02         29,563.89          0.00      02/01/2000     01/01/2020    238.00    05/01/2000    79.4      10.150         292.49
  246-02         61,367.06          0.00      12/15/1999     11/15/2029    356.48    03/15/2000    75.0      11.605         613.97
  246-02        137,000.00          0.00      02/01/2000     01/01/2015    178.00    03/01/2000    79.8       9.900       1,192.16
  246-02         12,987.24          0.00      01/01/2000     12/01/2014    177.00    03/01/2000    73.8      12.150         157.28
  246-02        113,518.65          0.00      02/01/2000     01/01/2030    358.00    04/01/2000    90.0       9.525         958.24
  246-02         39,535.64          0.00      03/01/2000     02/01/2020    239.00    03/01/2000    88.0      12.850         464.36
  246-02        179,926.91          0.00      01/17/2000     12/17/2014    177.53    03/17/2000    72.0      10.400       1,633.09
  246-02         63,953.53          0.00      01/06/2000     12/06/2029    357.17    03/06/2000    82.0      13.850         750.73
  246-02         65,667.19          0.00      12/15/1999     11/15/2019    236.48    03/15/2000    84.5      11.750         715.25
  246-02         83,404.00          0.00      12/17/1999     11/17/2019    236.55    03/17/2000    89.8      11.350         880.84
  246-02         70,000.00          0.00      02/06/2000     01/06/2015    178.19    03/06/2000    68.7       9.900         609.13
  246-02         72,250.00          0.00      02/25/2000     01/25/2030    358.82    03/25/2000    85.0      12.100         748.74
  246-02         74,500.00          0.00      12/01/1999     11/01/2014    176.00    03/01/2000    78.7      10.850         701.05
  246-02         68,932.67          0.00      01/14/2000     12/14/2019    237.44    03/14/2000    77.5      14.500         883.20
  246-02        108,776.76          0.00      01/03/2000     12/03/2029    357.07    03/03/2000    85.0      13.300       1,229.11
  246-02         11,465.93          0.00      12/10/1999     11/10/2019    236.32    03/10/2000    85.0      11.250         121.23
  246-02         29,741.00          0.00      01/01/2000     12/01/2014    177.00    03/01/2000    85.0      12.500         366.56
  246-02         47,165.90          0.00      01/14/2000     12/14/2014    177.44    03/14/2000    85.0      13.750         549.64
  246-02         29,922.14          0.00      12/10/1999     11/10/2014    176.32    03/10/2000    89.3      12.990         379.38
  246-02         18,329.00          0.00      02/01/2000     01/01/2020    238.00    03/01/2000    84.9      12.000         201.82
  246-02         50,977.91          0.00      02/01/2000     01/01/2020    238.00    03/01/2000    89.9      10.750         517.77
  246-02         40,012.00          0.00      02/05/2000     01/05/2015    178.16    02/05/2000    90.0      11.650         471.24
  246-02         44,451.74          0.00      02/18/2000     01/18/2015    178.59    03/18/2000    69.9      12.600         478.39
  246-02         19,967.55          0.00      02/06/2000     01/06/2010    118.19    03/06/2000    75.0      14.000         310.92
  246-02         97,457.44          0.00      02/01/2000     01/01/2015    178.00    03/01/2000    90.0      11.750         984.17
  246-02         43,558.74          0.00      01/10/2000     12/10/2014    177.30    03/10/2000    84.9      12.100         530.91
  246-02         47,645.31          0.00      12/05/1999     11/05/2019    236.15    03/05/2000    75.0      13.850         589.66
  246-02         72,450.00          0.00      02/21/2000     01/21/2030    358.68    02/21/2000    73.9      10.500         662.73
  246-02         50,860.49          0.00      01/01/2000     12/01/2019    237.00    04/01/2000    89.9      12.400         576.97
  246-02         16,500.00          0.00      02/03/2000     01/03/2015    178.09    03/03/2000    83.7      13.350         212.58
  246-02         62,626.60          0.00      02/14/2000     01/14/2030    358.45    03/14/2000    85.0       9.900         545.13
  246-02         71,100.00          0.00      03/01/2000     02/01/2030    359.00    03/01/2000    88.8      11.900         725.87
  246-02         17,572.72          0.00      01/01/2000     12/01/2014    177.00    04/01/2000    79.9      12.500         187.84
  246-02         74,812.34          0.00      02/01/2000     01/01/2015    178.00    04/01/2000    74.8      10.250         672.08
  246-02         50,934.48          0.00      02/20/2000     01/20/2015    178.65    03/20/2000    90.0      11.500         595.78
  246-02         28,700.00          0.00      02/01/2000     01/01/2020    238.00    03/01/2000    89.9      10.650         289.43
  246-02         40,950.18          0.00      12/23/1999     11/23/2014    176.75    03/23/2000    80.2      11.100         470.87
  246-02         70,101.40          0.00      12/17/1999     11/17/2014    176.55    03/17/2000    80.9      13.750         816.92
  246-02         17,580.37          0.00      01/13/2000     12/13/2009    117.40    03/13/2000    84.9      14.250         277.49
  246-02         43,086.95          0.00      01/01/2000     12/01/2014    177.00    05/01/2000    77.1      12.990         556.42
  246-02         78,750.00          0.00      01/13/2000     12/13/2014    177.40    02/13/2000    85.0      10.900         890.13
  246-02         26,734.58          0.00      01/13/2000     12/13/2009    117.40    04/13/2000    83.3      12.800         408.85
  246-02         32,964.91          0.00      01/01/2000     12/01/2019    237.00    04/01/2000    84.9      13.000         388.97
  246-02         24,600.12          0.00      12/16/1999     11/16/2009    116.52    03/16/2000    80.5      11.500         351.49
  246-02         67,457.55          0.00      02/01/2000     01/01/2030    358.00    04/01/2000    85.0      12.000         695.08
  246-02         15,446.94          0.00      01/22/2000     12/22/2014    177.70    03/22/2000    84.6      14.200         208.13
  246-02        115,770.00          0.00      02/01/2000     01/01/2030    358.00    03/01/2000    85.0      10.900       1,093.77
  246-02         29,185.00          0.00      02/01/2000     01/01/2015    178.00    03/01/2000    79.8      12.600         361.61
  246-02         26,871.62          0.00      03/01/2000     02/01/2030    359.00    04/01/2000    77.0      11.100         258.69
  246-02         24,845.70          0.00      02/01/2000     01/01/2020    238.00    04/01/2000    76.5       9.400         231.40
  246-02         17,391.68          0.00      02/01/2000     01/01/2020    238.00    04/01/2000    70.2       9.000         157.45
  246-02         40,000.00          0.00      12/22/1999     11/22/2014    176.71    02/22/2000    83.4      13.700         464.47
  246-02        110,636.23          0.00      02/01/2000     01/01/2015    178.00    03/01/2000    76.9       9.900         965.91
  246-02         63,890.38          0.00      01/06/2000     12/06/2029    357.17    03/06/2000    79.5      11.800         648.48
  246-02         24,827.92          0.00      01/28/2000     12/28/2014    177.90    03/28/2000    76.9      12.350         305.69
  246-02         59,402.45          0.00      01/06/2000     12/06/2014    177.17    04/06/2000    72.2      12.500         739.51
  246-02         40,000.00          0.00      01/03/2000     12/03/2014    177.07    03/03/2000    79.3      12.600         430.01
  246-02         45,873.98          0.00      02/01/2000     01/01/2020    238.00    04/01/2000    84.9      11.500         490.56
  246-02         22,364.09          0.00      02/01/2000     01/01/2015    178.00    03/01/2000    67.8      14.300         302.84

ALLIANCE FUNDING                                                SALE SCHEDULE - GROUP 1
A DIVISION OF SUPERIOR BANK FSB      2000-1 INITIAL POOL OF GROUP 1 FIXED RATE MORTGAGES - SETTLEMENT 3/28/2000     Page 7   3/29/00


                                                                                                                         Principal
                                                                                                               Zip       Balance at
Pool ID    Inv     Account          Name                   Address                        City         State   Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
  246-02   915    802747485   ANDERSON DAVID J           2915 BARRET DRIVE              ROSEVILLE        CA   95661        29,350.00
  246-02   915    802747980   MAXWELL LINDA J            1905 GROVE STREET              DENVER           CO   80204        16,000.00
  246-02   915    802748327   MORSE JESSE J              410 YALE STREET                ENGLEWOOD        FL   34223        14,000.00
  246-02   915    802748442   FANDETTA MARIE             12 MULLERIDGE DRIVE            DEER PARK        NY   11729        57,692.00
  246-02   915    802752410   RAFFERTY JOHN F            14130 SR 327                   WELLSTON         OH   45692        63,000.00
  246-02   915    802752824   JAMES CAMERON E            456 PERMITA COURT              ANNISTON         AL   36206        58,500.00
  246-02   915    802753848   ANDREWS DOUG               15851 NORTH MICHIGAN STREE     ARGOS            IN   46501        20,100.00
  246-02   915    802754028   THOMAS MARTIN L            10658 EGLANTINE COURT          SAN DIEGO        CA   92131        17,000.00
  246-02   915    802754283   BROWN ROSLYN L             26616 ALAMO CIRCLE             LAKE FOREST      CA   92630        30,000.00
  246-02   915    802754788   LANDRY DAVID J             1814 HOSKINS LANE              AUBURN           CA   95603        45,000.00
  246-02   915    802755751   NEWMAN DUSTIN O.           8327 DRIVER ROAD               ZEBULON          NC   27597        68,900.00
  246-02   915    802757617   CARROLL RICHARD CALVIN     809 MILLS STREET               ESCONDIDO        CA   92027        35,000.00
  246-02   915    802758060   BYRNES JOANN               86 WASHINGTON AVENUE           WEST SAYVIL      NY   11796        20,000.00
  246-02   915    802758185   BETTINGER-RA MALINDA       919 WEST PETTIT ROAD           OWENSBORO        KY   42303        22,666.00
  246-02   915    802759530   ESSEX SIDNEY PAUL          120 PINE DRIVE                 INTERLACHEN      FL   32148        45,000.00
  246-02   915    802759928   OCASIO MARY B              8946 W MONTEREY WAY            PHOENIX          AZ   85037        28,500.00
  246-02   915    802762153   SPRAGUE RAYMOND G          3545 N CENTENNIAL ROAD         SYLVANIA         OH   43560       119,000.00
  246-02   915    802762534   GERSTENBERGE MICHAEL R     31200 NORTH SPIRIT DRIVE       SPIRIT LAKE      ID   83869        21,245.00
  246-02   915    802767780   CAVALERI RAYMOND A         6661 MELBA AVENUE              WEST HILLS       CA   91307        70,500.00
  246-02   915    802768523   HATZIDIS MELANIE           22 STEVENS ROAD                HOLBROOK         MA   02343        34,500.00
  246-02   915    802770644   GARREN ROBERT              105 SPRAKERS RD E              ROOT             NY   12166        20,800.00
  246-02   915    802771006   DENTON MARY ANN            15313 MATTHEWS DRIVE           ALEXANDER        AR   72002        39,100.00
  246-02   915    802771212   TOI JOHN E                 15 SADDLE RIDGE ROAD           NEWTON           CT   06470        79,000.00
  246-02   915    802772137   GUNDELACH JAMES A          2612 LANTIS LANE               CAMP VERDE       AZ   86322       205,000.00
  246-02   915    802772517   TASSOS ELEOTHEIRO T        1063 TIMBERCREST DRIVE         SAN JOSE         CA   95120       140,000.00
  246-02   915    802774547   OHANLON KENNETH            19 LADWOOD DRIVE               HOLMDEL          NJ   07733        75,000.00
  246-02   915    802774794   SAUNDERS DONALD R          32062 LACQUER AVE              MACON            MO   63552        36,200.00
  246-02   915    802774802   OCONNOR GLENN E            40 WHITMAN STREET              HASTINGS ON      NY   10706        56,000.00
  246-02   915    802775445   NICOLAS DAVID              1330 ROSSMOYNE AVENUE          GLENDALE         CA   91207        70,000.00
  246-02   915    802775601   WRIGHT JAMES               3 RT BOX 528 E SALEM           CYNTHIANA        KY   40103        68,000.00
  246-02   915    802775809   KIDD FEDERICO E            102 KINGSTON STREET            LAWRENCE         MA   01843        24,800.00
  246-02   915    802775932   TIMMS HARRY LEE            1630 JERSEY PLACE              THOUSAND OA      CA   91362        79,992.00
  246-02   915    802779082   BRIDGEFORTH SHERRI L       5520 SABLE STREET              DENVER           CO   80237        23,396.00
  246-02   915    802779769   POND ROBERT                564 ALABAMA AVENUE             TOWNSHIP OF      NJ   08724        21,550.00
  246-02   915    802780106   CHOWDHRY MUHAMMAD          1120 DELMAR AVENUE             FRANKLIN SQ      NY   11010        97,000.00
  246-02   915    802781773   ANDERSON BRYCE             4240 WEST YORKSHIRE CIRCLE     SOUTH JORDA      UT   84095        30,500.00
  246-02   915    802781856   HOUSING LLC BUDGET         33 35 ROWE AVENUE              HARTFORD         CT   06106       100,000.00
  246-02   915    802782037   MIRA ROY                   4901 COUNTRY AIRE LANE         TAMPA            FL   33624        40,000.00
  246-02   915    802782151   WILLIAMS ROBIN LEE         360 HUNT LANE                  CLINTON          NC   28328        67,600.00
  246-02   915    802782938   NELSON MELONIE S           3898 WEST CO RD 200 SOUTH      ROCKPORT         IN   47635        69,700.00
  246-02   915    802783506   HARVEY JULIAN WAYNE        15225 FRANKLIN TURNPIKE        DRY FORK         VA   24549        59,200.00
  246-02   915    802784710   LAIRD ANDREW               2255 PELLICER ROAD             SAINT AUGUS      FL   32092       105,750.00
  246-02   915    802786319   ROWE KATHLEEN A            497 SHORE ROAD                 BAY POINT        CA   94565        32,000.00
  246-02   915    802787952   MERCADO RICARDO            337 CONGRESS AVENUE            WATERBURY        CT   06708       131,250.00
  246-02   915    802787960   SALAS MICHAEL              5326 WEST STATE STREET         HOMOSASSA        FL   34461        60,000.00
  246-02   915    802788265   CURTIS PATRICK D           8540 SW BIRCHWOOD ROAD         PORTLAND         OR   97225        36,500.00
  246-02   915    802788687   STREITZ STEVEN W           3956 ABBOTT AVE N              ROBBINSDALE      MN   55422        45,800.00
  246-02   915    802790014   SZAFRAN STANLEY            56 LLOYDS LANE                 WILKES BARR      PA   18702        16,426.00
  246-02   915    802790121   SCHEMMER JEFFREY C         100 WEST DOGWOOD LANE          BLOOMINGTON      IN   47404        17,300.00
  246-02   915    802790238   ENGELKE ANTHONY P          RD 2 BOX 199 HICKORY RIDGE     NEWPORT          PA   17074        50,700.00
  246-02   915    802790873   MARTIN DEBRA K             137 TAMARA LANE                GASTON           SC   29053        69,700.00
  246-02   915    802791004   KELLY JOHN                 306 COMMERCE STREET            PORT CARBON      PA   17965        42,500.00
  246-02   915    802791939   FRANCIS MATTHEW J          956 TREASURE LANE              MANTECA          CA   95337        49,000.00
  246-02   915    802793166   KUNEN MICHAEL J            6 KATLAS COURT                 NOVATO           CA   94945        27,800.00
  246-02   915    802793273   PEINADO HILDA E            2323 W CHARLESTON              CHICAGO          IL   60647        76,000.00
  246-02   915    802793463   RUDD SAMMY L               2144 VENTAGE LANE              SNEADS           FL   32447        77,400.00
  246-02   915    802794503   HALIGARDA WILLIAM H        650 WEST 1400 NORTH            PAROWAN          UT   84761        27,363.00
  246-02   915    802795856   WHEELER WILLIAM ROY        1148 WINDSOR DRIVE             FORT MYERS       FL   33905        16,800.00
  246-02   915    802796243   CATINI ANTONIO             17523 TEAPA CIRCLE             FOUNTAIN VA      CA   92708        24,500.00
  246-02   915    802796268   PEREZ CANDELERIO           6932 WEST VIRGINIA AVENUE      PHOENIX          AZ   85035        20,200.00
  246-02   915    802797571   KLEITZ WILLIAM H           901 BELLEFONTE AVENUE          WILMINGTON       DE   19809        20,000.00
  246-02   915    802797738   PALAZZOLO VITO M           3380 MARLETTE ROAD             APPLEGATE        MI   48401        26,000.00
  246-02   915    802798926   GROVES BRENT               1341 BEAR CREEK ROAD           OTWAY            OH   45657        46,750.00
  246-02   915    802799338   LAMORTHE MARIE             651 NOSTRAND AVENUE            UNIONDALE        NY   11553       200,000.00
  246-02   915    802800094   BLUNT JAMES H              8887 MILBURN AVE               SPRING VALL      CA   91977        16,500.00
  246-02   915    802800235   SAYER JAMES                2661 COUNTY ROUTE 17           HERMON           NY   13652        20,883.00
  246-02   915    802800326   WARREN RASHEED A           60 PARSLER PLACE               WOODBRIDGE       NJ   08863        15,235.00
  246-02   915    802800490   ELINSKY DENISE L           13031 TOWNSEND ROAD            PHILADELPHI      PA   19154        25,000.00
  246-02   915    802801563   GRANNIS HERBERT            61 ROLLING GREEN ROAD          BETHANY          CT   06524        26,500.00
  246-02   915    802801761   KLOSSNER JIM E             3126 NORTHEAST 149TH STREE     SHORELINE        WA   98155        23,000.00
  246-02   915    802802736   TEJAS ERNEST A             13060 PINON STREET             RANCHO CUCA      CA   91739        51,000.00

               Cut-off Date   Cut-off Date     First                                              Original    Current     Scheduled
                Principal      Companion      Payment        Maturity        Rem          Date       LTV      Mortgage     Payment
Pool ID          Balance       Loan Bal.        Date           Date          Term         Due       Ratio       Rate      Int & Prin
------------------------------------------------------------------------------------------------------------------------------------
  246-02        29,350.00        0.00        02/01/2000      01/01/2015     178.00     03/01/2000    79.9       14.150      393.83
  246-02        15,953.82        0.00        02/01/2000      01/01/2020     238.00     04/01/2000    46.2       12.350      180.09
  246-02        13,890.24        0.00        01/06/2000      12/06/2014     177.17     04/06/2000    89.6       12.750      174.84
  246-02        57,633.84        0.00        01/08/2000      12/08/2019     237.24     03/08/2000    84.9       12.900      671.81
  246-02        63,000.00        0.00        02/18/2000      01/18/2015     178.59     03/18/2000    90.0       11.150      607.11
  246-02        58,337.52        0.00        02/18/2000      01/18/2030     358.59     03/18/2000    89.3       12.330      616.64
  246-02        19,094.15        0.00        02/11/2000      01/11/2015     178.36     06/11/2000    79.9       10.150      217.84
  246-02        16,977.78        0.00        01/01/2000      12/01/2014     177.00     03/01/2000    79.2       12.600      210.64
  246-02        29,927.16        0.00        01/01/2000      12/01/2014     177.00     03/01/2000    73.5        9.650      315.99
  246-02        45,000.00        0.00        03/01/2000      02/01/2015     179.00     03/01/2000    89.0       11.400      522.83
  246-02        68,888.18        0.00        02/14/2000      01/14/2015     178.45     03/14/2000    75.7        8.900      549.43
  246-02        34,952.88        0.00        01/17/2000      12/17/2014     177.53     03/17/2000    81.5       13.400      452.09
  246-02        19,994.73        0.00        12/24/1999      11/24/2014     176.78     02/24/2000    70.9       12.100      241.32
  246-02        22,660.68        0.00        02/26/2000      01/26/2020     238.85     03/26/2000    90.0       11.650      244.06
  246-02        45,000.00        0.00        02/10/2000      01/10/2025     298.32     03/10/2000    86.5       11.400      454.12
  246-02        28,458.20        0.00        01/01/2000      12/01/2014     177.00     04/01/2000    89.9       10.900      269.26
  246-02       119,000.00        0.00        03/09/2000      02/09/2030     359.31     03/09/2000    85.0       13.350    1,349.01
  246-02        21,062.65        0.00        02/01/2000      01/01/2015     178.00     04/01/2000    89.8       10.900      240.14
  246-02        70,500.00        0.00        01/01/2000      12/01/2014     177.00     03/01/2000    84.9       12.250      857.49
  246-02        34,500.00        0.00        12/17/1999      11/17/2019     236.55     02/17/2000    89.9       12.350      388.33
  246-02        20,779.50        0.00        01/22/2000      12/22/2019     237.70     03/22/2000    78.4       11.990      228.88
  246-02        38,995.39        0.00        02/03/2000      01/03/2025     298.09     04/03/2000    85.0       12.400      423.41
  246-02        79,000.00        0.00        02/01/2000      01/01/2015     178.00     03/01/2000    73.0        9.250      813.06
  246-02       204,837.05        0.00        02/01/2000      01/01/2015     178.00     03/01/2000    84.6       12.100    2,473.55
  246-02       140,000.00        0.00        02/01/2000      01/01/2015     178.00     03/01/2000    79.5       12.700    1,515.92
  246-02        73,973.94        0.00        01/06/2000      12/06/2014     177.17     05/06/2000    81.9       12.050      774.35
  246-02        36,104.18        0.00        01/28/2000      12/28/2019     237.90     03/28/2000    89.9       11.900      396.07
  246-02        56,000.00        0.00        01/03/2000      12/03/2019     237.07     03/03/2000    52.5       11.750      606.88
  246-02        69,810.74        0.00        02/01/2000      01/01/2015     178.00     04/01/2000    82.5       11.850      711.96
  246-02        67,852.38        0.00        02/01/2000      01/01/2030     358.00     04/01/2000    80.0       11.650      681.20
  246-02        24,731.70        0.00        03/01/2000      02/01/2015     179.00     04/01/2000    84.0       12.350      303.25
  246-02        79,878.36        0.00        02/01/2000      01/01/2015     178.00     03/01/2000    85.9       12.350      844.42
  246-02        23,295.20        0.00        02/01/2000      01/01/2015     178.00     03/01/2000    85.0       12.000      280.79
  246-02        21,400.08        0.00        01/13/2000      12/13/2019     237.40     03/13/2000    84.9       12.250      241.06
  246-02        96,384.29        0.00        12/24/1999      11/24/2019     236.78     03/24/2000    84.4       10.680      980.19
  246-02        30,453.90        0.00        02/01/2000      01/01/2015     178.00     03/01/2000    78.9        9.750      323.11
  246-02       100,000.00        0.00        04/01/2000      03/01/2015     180.00     04/01/2000    68.9       11.900    1,193.74
  246-02        40,000.00        0.00        02/01/2000      01/01/2015     178.00     03/01/2000    73.9       10.150      433.52
  246-02        67,600.00        0.00        02/28/2000      01/28/2030     358.92     02/28/2000    76.8        9.500      568.42
  246-02        69,700.00        0.00        02/11/2000      01/11/2015     178.36     03/11/2000    85.0       12.000      716.94
  246-02        59,200.00        0.00        02/18/2000      01/18/2015     178.59     03/18/2000    80.0       10.500      541.53
  246-02       105,750.00        0.00        02/05/2000      01/05/2030     358.16     03/05/2000    75.0       12.000    1,087.76
  246-02        31,901.38        0.00        02/01/2000      01/01/2015     178.00     04/01/2000    88.4       10.900      302.33
  246-02       131,250.00        0.00        04/01/2000      03/01/2025     300.00     04/01/2000    69.0       10.600    1,248.62
  246-02        59,788.12        0.00        02/24/2000      01/24/2030     358.78     03/24/2000    75.0       12.750      652.02
  246-02        36,498.20        0.00        01/01/2000      12/01/2014     177.00     03/01/2000    55.4       11.100      417.15
  246-02        45,800.00        0.00        02/01/2000      01/01/2020     238.00     03/01/2000    89.8       11.400      485.27
  246-02        16,169.18        0.00        02/01/2000      01/01/2010     118.00     04/01/2000    84.5       11.750      233.30
  246-02        17,226.00        0.00        01/28/2000      12/28/2014     177.90     03/28/2000    82.5       13.100      220.03
  246-02        50,471.93        0.00        02/20/2000      01/20/2015     178.65     03/20/2000    59.6       10.350      458.10
  246-02        69,608.79        0.00        02/01/2000      01/01/2015     178.00     04/01/2000    85.0       10.650      645.40
  246-02        42,487.43        0.00        01/28/2000      12/28/2014     177.90     02/28/2000    75.8       11.850      432.26
  246-02        49,000.00        0.00        02/01/2000      01/01/2020     238.00     03/01/2000    62.6       11.600      525.93
  246-02        27,683.91        0.00        02/01/2000      01/01/2020     238.00     04/01/2000    79.9       14.450      354.82
  246-02        76,000.00        0.00        02/04/2000      01/04/2015     178.13     03/04/2000    77.9       12.350      929.31
  246-02        77,247.90        0.00        03/01/2000      02/01/2030     359.00     04/01/2000    90.0       10.650      716.70
  246-02        27,363.00        0.00        02/01/2000      01/01/2015     178.00     03/01/2000    88.3       11.650      322.27
  246-02        16,738.84        0.00        12/19/1999      11/19/2014     176.61     03/19/2000    52.3       10.750      188.32
  246-02        24,250.33        0.00        02/01/2000      01/01/2015     178.00     04/01/2000    89.9       12.500      301.97
  246-02        20,100.39        0.00        02/01/2000      01/01/2020     238.00     03/01/2000    79.5       13.250      240.26
  246-02        19,897.72        0.00        01/22/2000      12/22/2019     237.70     03/22/2000    82.4       10.600      201.02
  246-02        25,797.50        0.00        01/07/2000      12/07/2009     117.21     03/07/2000    86.0       12.500      380.58
  246-02        46,750.00        0.00        03/01/2000      02/01/2025     299.00     03/01/2000    85.0       11.900      488.93
  246-02       199,654.61        0.00        02/14/2000      01/14/2015     178.45     03/14/2000    80.0       11.800    2,026.49
  246-02        16,500.00        0.00        02/01/2000      01/01/2020     238.00     03/01/2000    85.0       12.100      182.83
  246-02        20,569.46        0.00        12/19/1999      11/19/2014     176.61     04/19/2000    89.8       12.500      257.39
  246-02        15,115.13        0.00        01/07/2000      12/07/2009     117.21     03/07/2000    84.9       14.230      238.66
  246-02        24,741.08        0.00        01/23/2000      12/23/2029     357.73     03/23/2000    47.1       12.450      265.85
  246-02        26,396.20        0.00        01/06/2000      12/06/2014     177.17     03/06/2000    85.3       13.200      338.78
  246-02        22,807.55        0.00        02/01/2000      01/01/2015     178.00     04/01/2000    90.0       11.900      234.81
  246-02        50,988.47        0.00        01/13/2000      12/13/2019     237.40     03/13/2000    80.0       11.700      550.92

ALLIANCE FUNDING                                                SALE SCHEDULE - GROUP 1
A DIVISION OF SUPERIOR BANK FSB      2000-1 INITIAL POOL OF GROUP 1 FIXED RATE MORTGAGES - SETTLEMENT 3/28/2000     Page 8   3/29/00


                                                                                                                          Principal
                                                                                                              Zip         Balance at
Pool ID    Inv     Account          Name                      Address                     City        State  Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
  246-02   915    802803239   FLORIAN MATTHEW           506 MOUNT VERNON ROAD          SOUTHINGTON      CT   06489       116,000.00
  246-02   915    802803528   TODD PRISCILLA            10225 NORTH OJUS DRIVE         TAMPA            FL   33617        10,494.00
  246-02   915    802803825   ECK L BRAD                4915 170TH AVE EAST            SUMNER           WA   98390        26,600.00
  246-02   915    802803999   MCCUNE NANCY              1215 EMERSON STREET D          DENVER           CO   80218        18,100.00
  246-02   915    802805226   CURTIS KATARINA L         39 KNOLLWOOD ROAD              NORTH HAVEN      CT   06473        18,000.00
  246-02   915    802805945   CRUMLICH QUENTIN W SR     RD 4 BOX 4241 A                DUNCANNON        PA   17020        60,800.00
  246-02   915    802806653   HUGHES KEVIN T            6411 MAYVILLE RD               CLIFFORD         MI   48727        52,000.00
  246-02   915    802806885   BURGESS RICHARD G         260 NORTH 200 WEST             RICHFIELD        UT   84701        23,440.00
  246-02   915    802807057   BLACKWOOD EDSEL           469 MILLER AVENUE              BROOKLYN         NY   11207        25,000.00
  246-02   915    802807743   MAHONEY MICHAEL           25 TERRACE DRIVE               LAKE RONKON      NY   11779        58,900.00
  246-02   915    802808089   LINZER EDWARD             1 LAUREL LANE                  OLD WESTBUR      NY   11568        69,083.00
  246-02   915    802808659   TUCKER RICHARD C          20 COUNTY ROUTE 40             NORFOLK          NY   13662        45,600.00
  246-02   915    802808832   MIHELICH TODD M           13391 EDINBURGH DRIVE          WESTMINSTER      CA   92683        30,000.00
  246-02   915    802809087   SCHNEIDER MERILEE K       8769 LIVE OAK ROAD             WILTON           CA   95693        24,500.00
  246-02   915    802809327   MILLER CHARLES E          1530 PAIGE DRIVE               TERRE HAUTE      IN   47803        23,500.00
  246-02   915    802809632   CARTWRIGHT ALICE          153 SPRING STREET              BROCKTON         MA   02301        28,400.00
  246-02   915    802809962   KNARIAN DONALD R          18898 REED                     MELVINDALE       MI   48122        22,000.00
  246-02   915    802810143   ORTIZ REINALDO            19229 NW 53 CIRCLE             OPA LOCKA        FL   33055        12,250.00
  246-02   915    802810424   JARDINE ROGER A           75 SOUTH 1030 EAST             HYRUM            UT   84319        37,000.00
  246-02   915    802811075   DEFEO ANTHONY             62 KNAPP LANE                  NEW CANAAN       CT   06840        95,000.00
  246-02   915    802811307   LALLY SANDRA M            2 SAMOSET CIRCLE               MEDWAY           MA   02053        55,000.00
  246-02   915    802813741   CARLSON BRIAN E           68 EAST 450 SOUTH              FARMINGTON       UT   84025        32,687.00
  246-02   915    802814319   PEGUERO SANTIAGO S        90 92 CHESTER AVENUE           CHELSEA          MA   02150        40,600.00
  246-02   915    802814541   MESKILL DAVID             80 OLD TOLL ROAD               MADISON          CT   06443        27,000.00
  246-02   915    802814814   HENDRIX GERALD            22144 WEST CEDAR DRIVE         ANTIOCH          IL   60002        30,000.00
  246-02   915    802815159   BRIGGS PEGGY              10319 DINGES RD                BERLIN           MD   21811        97,500.00
  246-02   915    802816355   CENTOFRANCHI CHRISTINE    26 PARQUI LANE                 SALEM            NY   12865        41,000.00
  246-02   915    802816926   STERLING WILLIAM S        857 CISCO STREET               COLTON           CA   92324        29,000.00
  246-02   915    802816959   BERGSTEN CHARLES          13450 SOAPWEED ROAD            CALHAN           CO   80808        43,690.00
  246-02   915    802816975   ANDREWS SHAWN KEVIN       780 HILLCREST DRIVE            FELTON           CA   95018        40,000.00
  246-02   915    802818211   ROMO TERRY                2600 COLONADE LANE             NORTH PORT       FL   34286        19,900.00
  246-02   915    802818906   DELUCA A EDMUND           520 NORTHWEST DRIVE            SILVER SPRI      MD   20901        19,000.00
  246-02   915    802819086   ALMAS STEVE               2729 MADISON SE                GRAND RAPID      MI   49507        15,500.00
  246-02   915    802819185   HOLDING LLC CONSTITUTI    763 767 CONGRESS AVENUE        NEW HAVEN        CT   06519        94,500.00
  246-02   915    802819417   HOLDING LLC CONSTITUTI    210 BURWELL STREET             NEW HAVEN        CT   06518       122,500.00
  246-02   915    802820043   HUFFMAN JOY K'LINN        4133 WEST 4900 SOUTH           ROY              UT   84067        17,743.00
  246-02   915    802820738   YOUNG DAVID S             490 PRINTY AVE                 MILPITAS         CA   95035        31,700.00
  246-02   915    802821090   SWEENEY KEVIN J           26 WOODMERE ROAD               CEDAR GROVE      NJ   07009        23,000.00
  246-02   915    802821140   TAYLOR LYNN               FRANCESTOWN ROAD               GREENFIELD       NH   03047        15,131.00
  246-02   915    802821983   MOSS ANNIE                1343 ELMHURST COURT            ATLANTA          GA   30316        84,000.00
  246-02   915    802822189   STEWART ANTHONY           202 19 LINDEN BOULEVARD        SAINT ALBAN      NY   11412        41,850.00
  246-02   916    802822783   RICKER MICHELE A          277 INWOOD BLVD                AVON LAKE        OH   44012        37,500.00
  246-02   915    802823054   NORWOOD JEREMIAH          1108 LEE ROAD 2063             SALEM            AL   36874        55,250.00
  246-02   915    802823104   BUSSE BRADFORD            15000 VISTA VIEW               LAKE ELSINO      CA   92530        25,000.00
  246-02   915    802823435   WEDGE VERONICA            2604 LISMORE DRIVE             GOSHEN           IN   46526        30,258.00
  246-02   915    802823955   O'KEEFE KELLY             450 EAST 800 SOUTH             SALT LAKE C      UT   84111        30,600.00
  246-02   915    802826396   SANDLOFER LESLIE          64 LAKE SURPRISE ROAD          COLD SPRING      NY   10516       102,000.00
  246-02   915    802826438   TRABER DANIEL             10 13 36TH AVENUE              ASTORIA          NY   11106        20,000.00
  246-02   915    802830505   WALLACE DANNY R           1871 FALLING LEAVES COURT      NAVARRE          FL   32566        34,026.00
  246-02   915    802830653   FUQUA SHANE               7598 OSCEOLA STREET            WESTMINSTER      CO   80030        38,000.00
  246-02   915    802831727   BATES EILEEN M            2200 UNION BLVD                BAYSHORE         NY   11708        19,700.00
  246-02   915    802831867   HALLEE JOSEPH R           227 SOUTH STREET               WALPOLE          MA   02081        23,000.00
  246-02   915    802833194   SIMS JAMES MICHAEL        340 KEITH KNOB ROAD            BOSTON           KY   40107        59,000.00
  246-02   915    802834549   JOHNSON LACRETIA          10944 WILSHIRE DR              DETROIT          MI   48213        48,750.00
  246-02   915    802835439   GRIMES LES L              425 MELODY LANE                NEW CASTLE       IN   47362       148,750.00
  246-02   915    802835488   WASHINGTON MELVIN M JR    5113 GWYNN OAK AVE             BALTIMORE        MD   21207        69,900.00
  246-02   915    802837807   MONDAY ELTON P            976 HAYNES ST                  AKRON            OH   44320        51,200.00
  246-02   915    802837948   LUCAS JEREMY J            1 BOX 104 HIGHWAY 86           CUSTER           KY   40115        48,450.00
  246-02   915    802838052   SMITH MILTON R            168 WILLISTON DRIVE            RUTHERFORDT      NC   28139        48,450.00
  246-02   915    802839225   STARNER WAYNE THOMAS      133 NORTH WALLACE AVENUE       HAXTUN           CO   80731        26,508.00
  246-02   915    802839241   PROKOP PATRICIA L         9510 TUTHILL WAY               SANTEE           CA   92071        38,239.00
  246-02   915    802839522   TOLLEY WILLIAM B          4092 OLD ORCHARD ROAD          YORK             PA   17402        25,000.00
  246-02   915    802840470   PIEROG PATRICIA           2811 AUGUSTINE DR              PARMA            OH   44134        50,000.00
  246-02   915    802841544   ELLIOTT RENEE T           12408 NC 39 NORTH              TOWNSVILLE       NC   27584        21,950.00
  246-02   915    802841668   MUSE CHARLES              36 BROADRIDGE DRIVE            CARRIERE         MS   39426        63,000.00
  246-02   915    802842260   IENNI NICOLA              9093 LYNDORA ST                DOWNEY           CA   90242        65,000.00
  246-02   915    802842583   CLARE PATRICK J           27 MAHOGANY DRIVE              NASHUA           NH   03062        18,700.00
  246-02   915    802842732   BOERTMAN FRED L           601 SOUTH ONONDAGA ROAD        MASON            MI   48854        37,950.00
  246-02   915    802842971   SWEENEY WILLIAM JOHN      25 MALLOW LN                   LEVITTOWN        PA   19054        26,600.00
  246-02   915    802843276   CERVANTES ORLANDO         721 HANEY STREET               SOUTH BEND       IN   46601        29,000.00
  246-02   916    802843664   LAW RAYMOND P             3110 107TH PLACE SE            BELLEVUE         WA   98004        88,000.00

             Cut-off Date     Cut-off Date       First                                           Original    Current     Scheduled
              Principal        Companion        Payment      Maturity      Rem          Date        LTV      Mortgage     Payment
Pool ID        Balance          Loan Bal.        Date          Date        Term          Due       Ratio       Rate      Int & Prin
------------------------------------------------------------------------------------------------------------------------------------
  246-02      115,679.86          0.00        01/06/2000    12/06/2014     177.17     03/06/2000    79.8      12.250      1,215.56
  246-02       10,471.19          0.00        01/23/2000    12/23/2019     237.73     03/23/2000    79.9      13.750        128.59
  246-02       26,283.70          0.00        02/01/2000    01/01/2015     178.00     03/01/2000    89.9      11.400        261.39
  246-02       18,097.15          0.00        02/01/2000    01/01/2015     178.00     03/01/2000    84.9      11.150        207.43
  246-02       17,908.89          0.00        01/10/2000    12/10/2014     177.30     03/10/2000    76.1      10.000        193.43
  246-02       60,800.00          0.00        03/02/2000    02/02/2030     359.08     03/02/2000    76.4       9.750        522.37
  246-02       52,000.00          0.00        02/24/2000    01/24/2030     358.78     03/24/2000    56.5      12.500        554.97
  246-02       23,422.90          0.00        03/01/2000    02/01/2015     179.00     04/01/2000    85.0      13.350        265.72
  246-02       24,632.11          0.00        01/20/2000    12/20/2009     117.63     03/20/2000    79.4      12.950        372.54
  246-02       58,887.26          0.00        12/22/1999    11/22/2014     176.71     02/22/2000    85.9      13.250        663.08
  246-02       69,073.98          0.00        01/07/2000    12/07/2014     177.21     03/07/2000    85.1      13.450        894.62
  246-02       45,499.30          0.00        01/01/2000    12/01/2019     237.00     03/01/2000    80.0      11.850        497.34
  246-02       29,998.91          0.00        01/15/2000    12/15/2019     237.47     03/15/2000    74.9      10.650        302.54
  246-02       24,317.64          0.00        02/01/2000    01/01/2015     178.00     03/01/2000    31.4       9.900        261.78
  246-02       23,369.20          0.00        02/03/2000    01/03/2015     178.09     04/03/2000    82.0      12.250        285.83
  246-02       28,400.00          0.00        01/06/2000    12/06/2014     177.17     03/06/2000    85.0      10.650        262.98
  246-02       22,000.00          0.00        01/14/2000    12/14/2019     237.44     03/14/2000    79.6      11.050        227.83
  246-02       12,186.23          0.00        01/22/2000    12/22/2014     177.70     03/22/2000    86.7      12.250        149.00
  246-02       36,908.27          0.00        02/01/2000    01/01/2015     178.00     04/01/2000    89.7      11.400        363.59
  246-02       95,000.00          0.00        02/01/2000    01/01/2015     178.00     03/01/2000    79.3      12.850      1,039.76
  246-02       54,698.58          0.00        12/24/1999    11/24/2014     176.78     03/24/2000    88.3      11.950        563.62
  246-02       32,687.00          0.00        02/01/2000    01/01/2020     238.00     03/01/2000    84.9      13.500        394.65
  246-02       40,290.37          0.00        12/24/1999    11/24/2019     236.78     03/24/2000    89.9      12.250        454.14
  246-02       26,741.89          0.00        02/05/2000    01/05/2015     178.16     04/05/2000    71.0      10.900        255.09
  246-02       30,000.00          0.00        01/06/2000    12/06/2019     237.17     03/06/2000    81.9      13.950        371.97
  246-02       97,500.00          0.00        02/01/2000    01/01/2015     178.00     03/01/2000    73.8      10.150        866.46
  246-02       40,987.36          0.00        01/27/2000    12/27/2014     177.86     02/27/2000    73.8      12.600        508.01
  246-02       29,000.00          0.00        02/01/2000    01/01/2015     178.00     03/01/2000    84.6       9.900        309.86
  246-02       43,688.52          0.00        02/01/2000    01/01/2015     178.00     03/01/2000    89.8      11.750        517.35
  246-02       39,784.95          0.00        02/01/2000    01/01/2015     178.00     03/01/2000    75.4      11.450        466.01
  246-02       19,856.69          0.00        01/06/2000    12/06/2014     177.17     03/06/2000    89.8      12.250        242.05
  246-02       18,629.19          0.00        02/04/2000    01/04/2015     178.13     05/04/2000    88.8      11.900        193.97
  246-02       15,378.85          0.00        01/13/2000    12/13/2014     177.40     04/13/2000    82.3      12.500        165.42
  246-02       94,500.00          0.00        04/01/2000    03/01/2020     240.00     04/01/2000    59.8      10.350        933.97
  246-02      122,500.00          0.00        04/01/2000    03/01/2015     180.00     04/01/2000    68.0      10.100      1,323.90
  246-02       17,687.84          0.00        02/01/2000    01/01/2015     178.00     04/01/2000    84.8      12.500        189.36
  246-02       31,700.00          0.00        01/01/2000    12/01/2014     177.00     03/01/2000    85.0      13.100        353.14
  246-02       22,866.90          0.00        01/06/2000    12/06/2014     177.17     03/06/2000    79.6      11.250        265.04
  246-02       15,052.89          0.00        01/07/2000    12/07/2014     177.21     03/07/2000    89.9      12.500        186.50
  246-02       84,000.00          0.00        01/14/2000    12/14/2029     357.44     02/14/2000    80.0      12.250        880.23
  246-02       41,658.64          0.00        01/20/2000    12/20/2019     237.63     03/20/2000    89.8      12.550        476.95
  246-02       37,500.00          0.00        02/06/2000    01/06/2020     238.19     03/06/2000    76.5      11.100        389.63
  246-02       55,189.99          0.00        02/11/2000    01/11/2030     358.36     03/11/2000    85.0      12.750        600.40
  246-02       25,000.00          0.00        02/01/2000    01/01/2020     238.00     03/01/2000    90.0      11.650        269.20
  246-02       30,217.72          0.00        02/04/2000    01/04/2020     238.13     03/04/2000    88.9      10.650        305.14
  246-02       30,600.00          0.00        02/01/2000    01/01/2015     178.00     03/01/2000    82.6      13.000        338.50
  246-02      101,964.41          0.00        12/23/1999    11/23/2014     176.75     03/23/2000    74.4      11.100        979.09
  246-02       19,989.02          0.00        02/01/2000    01/01/2015     178.00     03/01/2000    65.3      10.150        216.76
  246-02       34,026.00          0.00        01/22/2000    12/22/2029     357.70     03/22/2000    84.9      13.950        401.82
  246-02       38,000.00          0.00        02/01/2000    01/01/2015     178.00     03/01/2000    80.1      11.900        453.62
  246-02       19,530.32          0.00        01/22/2000    12/22/2014     177.70     03/22/2000    84.6      12.850        247.31
  246-02       23,000.00          0.00        01/17/2000    12/17/2019     237.53     03/17/2000    71.8      12.500        261.31
  246-02       58,858.49          0.00        02/14/2000    01/14/2015     178.45     03/14/2000    73.7       9.400        612.54
  246-02       48,750.00          0.00        03/04/2000    02/04/2030     359.15     03/04/2000    65.0      12.990        538.89
  246-02      148,750.00          0.00        03/11/2000    02/11/2015     179.38     03/11/2000    85.0      10.400      1,349.57
  246-02       69,880.66          0.00        01/01/2000    12/01/2029     357.00     03/01/2000    75.9      12.150        727.08
  246-02       51,200.00          0.00        03/07/2000    02/07/2030     359.24     03/07/2000    80.0      11.250        497.29
  246-02       48,433.50          0.00        02/25/2000    01/25/2025     298.82     03/25/2000    85.0      12.000        510.29
  246-02       48,450.00          0.00        02/18/2000    01/18/2025     298.59     03/18/2000    85.0      12.750        537.34
  246-02       26,424.70          0.00        02/01/2000    01/01/2020     238.00     03/01/2000    84.9      12.500        301.17
  246-02       38,239.00          0.00        03/01/2000    02/01/2020     239.00     03/01/2000    84.8      11.500        407.79
  246-02       24,913.15          0.00        01/27/2000    12/27/2019     237.86     03/27/2000    70.7      10.400        247.92
  246-02       50,000.00          0.00        03/02/2000    02/02/2020     239.08     03/02/2000    43.8       9.400        462.81
  246-02       21,783.42          0.00        01/22/2000    12/22/2014     177.70     03/22/2000    84.9      12.000        263.44
  246-02       62,759.13          0.00        02/14/2000    01/14/2015     178.45     03/14/2000    90.0      11.150        722.00
  246-02       65,000.00          0.00        02/01/2000    01/01/2015     178.00     03/01/2000    44.8      11.100        742.87
  246-02       18,692.85          0.00        01/07/2000    12/07/2009     117.21     02/07/2000    82.2      11.750        265.60
  246-02       36,806.57          0.00        01/13/2000    12/13/2014     177.40     04/13/2000    84.7      12.750        473.94
  246-02       26,569.01          0.00        02/06/2000    01/06/2015     178.19     03/06/2000    68.5      10.850        299.83
  246-02       29,000.00          0.00        03/07/2000    02/07/2015     179.24     03/07/2000    61.4      11.600        340.62
  246-02       87,660.30          0.00        01/22/2000    12/22/2014     177.70     03/22/2000    58.2       9.900        765.77

ALLIANCE FUNDING                                                SALE SCHEDULE - GROUP 1
A DIVISION OF SUPERIOR BANK FSB      2000-1 INITIAL POOL OF GROUP 1 FIXED RATE MORTGAGES - SETTLEMENT 3/28/2000     Page 9   3/29/00


                                                                                                                        Principal
                                                                                                               Zip      Balance at
Pool ID    Inv     Account          Name                      Address                       City        State  Code    Origination
------------------------------------------------------------------------------------------------------------------------------------
  246-02   915    802844415   KANDOLIN RICHARD A JR     152 NATHAN HALE DRIVE            SOUTH COVEN      CT   06238     22,000.00
  246-02   915    802844647   GOODMAN WALTER D          2834 SOUTHEAST GLADSTONES        PORTLAND         OR   97202     15,953.00
  246-02   915    802845255   BOYLES BRENT L            4152 MADURA FIVE                 GULF BREEZE      FL   32561    102,000.00
  246-02   915    802845479   FOSTER CLEMENT C          1116 41ST STREET SOUTH           TACOMA           WA   98409     10,000.00
  246-02   915    802845636   ALLEN JOHN                6537 W SPOKANE ST                MILWAUKEE        WI   53223     28,800.00
  246-02   915    802845818   MILES NICOLE R            787 SOUTH FAIRPLAY COURT         AURORA           CO   80012     16,000.00
  246-02   915    802845842   FERRIN MARK               205 SHERRY STREET                EAST ISLIP       NY   11730     24,000.00
  246-02   915    802846469   BOX ANTHONY L             67 CATHY DRIVE                   COTTONWOOD       AL   36320     36,000.00
  246-02   915    802846915   LINDNER RICHARD A         1731 TOPAZ TERRACE               DELTONA          FL   32725     81,600.00
  246-02   915    802847186   JEROME ROBERT N           190 STANLEY DRIVE                CENTEREACH       NY   11720     25,000.00
  246-02   915    802847392   CIAMAGA MADONNA           51 21 34TH STREET                LONG ISLAND      NY   11101     45,000.00
  246-02   915    802847939   KELLY JOHN C              597 BUMBLEBEE WAY                TOBYHANNA        PA   18466     40,000.00
  246-02   915    802848317   JOHNSON VALERIE           1201 DUELL STREET                CAMDEN           SC   29020     21,500.00
  246-02   915    802848812   JESSIE BETTY              9205 SWANNANOA TRAIL             MECHANICSVI      VA   23116     24,500.00
  246-02   915    802849752   ROBERTS RONALD            33612 CALUMET                    WESTLAND         MI   48186     16,200.00
  246-02   915    802850214   ELLIOTT JOY               19348 LAMONT                     DETROIT          MI   48234     48,450.00
  246-02   915    802850917   WILCOX DARRIN A           3133 PLEASANT PLAIN AVENUE       ELKHART          IN   46517     35,000.00
  246-02   915    802850958   MORAN KEVIN P             732 SANTA PAULA AVENUE           SUNNYVALE        CA   94086     75,000.00
  246-02   915    802851287   ROBBINS CAROL A           809 DRIVER AVENUE                WINTER PARK      FL   32789     43,000.00
  246-02   915    802851675   BERGER CRAIG M            7115 LYNFORD STREET              PHILADELPHI      PA   19149     39,900.00
  246-02   915    802851691   BERRY CHARLES O           5230 SOUTH MAYFLOWER STREE       SEATTLE          WA   98118     50,000.00
  246-02   915    802851733   CORMAN ELIZABETH A        46 EDDIE WEBB ROAD               TYLERTOWN        MS   39667     26,250.00
  246-02   915    802852483   SMITH MILTON M            26 MARK COURT                    REMSENBURG       NY   11960    150,000.00
  246-02   915    802852574   BARNES WILLIAM D          1661 EAST PINION CIRCLE          PRICE            UT   84501     14,600.00
  246-02   915    802852731   CONCEPCION JULIANA        25376 MAXIMUS STREET             MISSION VIE      CA   92691     34,000.00
  246-02   915    802853341   BELL DONALD III           9 JUNE RD                        LEVITTOWN        PA   19056     33,800.00
  246-02   915    802854158   JONES JAMES FRANKLIN      670 MOUNT OLIVET                 BOWLING GRE      KY   42101     21,000.00
  246-02   915    802855890   GONZALES CHRISTOPHE       1845 SOUTH ZUNI STREET           DENVER           CO   80223     31,445.00
  246-02   915    802856419   WILLIAMS JEFFREY S SR     509 LISK AVENUE                  STATEN ISLA      NY   10303     27,000.00
  246-02   915    802856716   POLISKEY DONALD           5922 MABEL                       WILLIAMSBUR      MI   49690     90,900.00
  246-02   915    802856880   RIVERA RICARDO A          1171 SW 108 TERRACE              DAVIE            FL   33324     22,800.00
  246-02   915    802857292   BRAGG ROBBIE L            114 ARIKA LANE                   ALEXANDRIA       AL   36250     62,050.00
  246-02   915    802858811   FILECCIA NICHOLAS         1357 WALES DRIVE                 FORT MYERS       FL   33901     56,250.00
  246-02   915    802859165   LEBLANC THOMAS R          20 22 WASHINGTON AVENUE          ENFIELD          CT   06082     88,000.00
  246-02   915    802860486   HUNT GARY W               RR 1 BOX 75 D                    GENTRYVILLE      IN   47537     25,100.00
  246-02   915    802862557   MORAN KEVIN E             367 ISINGLASS ROAD               HUNTINGTON       CT   06484     60,000.00
  246-02   915    802862581   DE ARMAS LUISA D          15503 SW 308 STREET              MIAMI            FL   33033     52,750.00
  246-02   915    802862805   KARELUS GERALD A          21540 NW 3RD PLACE               PEMBROKE PI      FL   33029     34,550.00
  246-02   915    802862862   FULLER ALLEN D            8203 TRADERS HOLLOW LANE         INDIANAPOLI      IN   46278    114,250.00
  246-02   915    802863563   PROIA JOHN S              26 WILLIAM AVENUE                BRADFORD         MA   01835     43,466.00
  246-02   915    802863829   WATSON ANDREA             422 SALUDA AVENUE                BATESBURG        SC   29053     38,400.00
  246-02   915    802863894   SAMSON JOSEPH A IV        28355 M MCLIN ROAD               HOLDEN           LA   70744     68,000.00
  246-02   915    802865279   ROBINSON BRYAN L          11669 CHATHAM                    DETROIT          MI   48239     83,700.00
  246-02   915    802865428   RIVERA CAROLINA A         1054 VILLAGE WAY                 SANTA FE         NM   87505     24,000.00
  246-02   915    802865600   DESCHENE DANIEL J         2770 THOMAS GRADE AVENUE         MORGAN HILL      CA   95037    115,000.00
  246-02   915    802865790   EDWARDS DAN E             6675 LITTLE JOE ROAD             COEUR D ALE      ID   83814     27,500.00
  246-02   915    802865915   BURNS MICHAEL R           5672 NORTHEAST MEADOW ROAD       KINGSTON         WA   98346     15,200.00
  246-02   915    802866103   ALTMAN JILL E             831 GREEN STREET                 GREENSBURG       PA   15601     22,436.00
  246-02   916    802866426   MANZ MARIE                1460 WOODBINE STREET             PITTSBURGH       PA   15201     14,700.00
  246-02   915    802866913   JONES LORI LEE            160 OWL HILL ROAD                LITITZ           PA   17543     55,800.00
  246-02   915    802867341   LYLE NEWTON               4459 SOUTH CAPECOVE LOOP         HOMOSASSA        FL   34446     82,500.00
  246-02   915    802867507   WINKLER JULIE ANNE        546 BENNINGHAUS RD               BALTIMORE        MD   21212     20,800.00
  246-02   915    802867549   GARRARD RAYMOND L JR      509 NORTH DEPOT STREET           BRAZIL           IN   47834     33,600.00
  246-02   915    802868182   ALOE NOEL A               44 CHURCH ROAD                   SCENERY HIL      PA   15360     46,000.00
  246-02   915    802868935   DAVIS ALVIN               125 NORTHWEST 16TH STREET        HIGH SPRING      FL   32643     20,000.00
  246-02   915    802869404   BAUGHER RUSSELL           1809 ST MARY AVENUE              FORT WAYNE       IN   46808     19,300.00
  246-02   915    802869461   LAWSON RICHARD            1170 LAUREL LEAF PLACE UNI       CORONA           CA   91719     20,000.00
  246-02   915    802870261   HOWARD TAMMY LYNN         889 HEMLOCK SUBDIVISION          WILLIAMSBUR      KY   40769     19,600.00
  246-02   915    802871384   DIPILATO PATRICIA         23 CAPTAIN SHANKEY               GARNERVILLE      NY   10923     36,000.00
  246-02   915    802872911   VALERO ANOLAN             85 87 NW 48 PLACE                MIAMI            FL   33126     15,000.00
  246-02   915    802873448   GAWECKI ROBERT J          2796 WAREING STREET              ORION TOWNS      MI   48360     53,371.00
  246-02   915    802874024   MCKENNA KAREN P           68 OLEANDER DRIVE                NORTHPORT        NY   11768     38,000.00
  246-02   915    802874313   ALLEN DAVID M             427 DRAKE WOODS DRIVE            DANIELSVILL      GA   30633     39,000.00
  246-02   915    802875286   VANNOLLER ROGER T         11044 WARNER AVENUE              GRANT            MI   49327     95,000.00
  246-02   915    802876110   RIEHM PHILIP              11 10TH AVENUE                   S FARMINDAL      NY   11735    144,000.00
  246-02   915    802877191   MEANS THOMAS E SR         4105 LOST OAKS DRIVE             OOLTEWAH         TN   37363     15,915.00
  246-02   915    802878470   TORRES GLORIA C           18 GREEN STREET                  FLORAL PARK      NY   11001     50,000.00
  246-02   915    802880252   RAHSEPASS MOHAMMAD A      282 GARLAND                      MEMPHIS          TN   38104     54,000.00
  246-02   915    802880732   YEARSLEY BRUCE S          106 DUNGARVAN DRIVE              MIDDLETOWN       DE   19709     20,600.00
  246-02   915    802880807   PHILLIPS DAVID T.         1636 71 COURT                    VERO BEACH       FL   32966     18,800.00
  246-02   915    802881573   WOODS BRIAN L             9028 NORTH AVE                   ST LOUIS         MO   63114     26,900.00

              Cut-off Date   Cut-off Date      First                                            Original     Current     Scheduled
                Principal      Companion      Payment      Maturity       Rem         Date        LTV       Mortgage       Payment
Pool ID          Balance       Loan Bal.        Date         Date         Term         Due       Ratio        Rate       Int & Prin
------------------------------------------------------------------------------------------------------------------------------------
  246-02        22,000.00        0.00        01/20/2000   12/20/2009     117.63     02/20/2000    80.7       13.000         328.48
  246-02        15,870.09        0.00        01/13/2000   12/13/2019     237.40     03/13/2000    83.6       12.500         181.25
  246-02       102,000.00        0.00        02/04/2000   01/04/2020     238.13     03/04/2000    89.9       10.900       1,045.90
  246-02         9,990.39        0.00        02/01/2000   01/01/2015     178.00     03/01/2000    74.3       12.750         124.88
  246-02        28,554.80        0.00        01/22/2000   12/22/2014     177.70     03/22/2000    79.9       12.350         352.16
  246-02        15,991.72        0.00        02/01/2000   01/01/2015     178.00     03/01/2000    61.4       10.500         146.36
  246-02        24,000.00        0.00        02/01/2000   01/01/2020     238.00     03/01/2000    82.3       11.650         258.43
  246-02        36,000.00        0.00        03/04/2000   02/04/2030     359.15     03/04/2000    80.0       13.500         412.35
  246-02        81,600.00        0.00        02/06/2000   01/06/2015     178.19     02/06/2000    80.0       11.950         836.21
  246-02        24,833.18        0.00        02/10/2000   01/10/2020     238.32     04/10/2000    77.7        9.000         224.93
  246-02        44,833.01        0.00        01/10/2000   12/10/2019     237.30     03/10/2000    85.7       13.700         549.81
  246-02        39,986.04        0.00        01/28/2000   12/28/2014     177.90     02/28/2000    63.4       11.100         383.96
  246-02        21,500.00        0.00        02/05/2000   01/05/2015     178.16     03/05/2000    50.0       12.200         260.81
  246-02        24,423.51        0.00        02/06/2000   01/06/2015     178.19     03/06/2000    64.8       12.100         253.90
  246-02        16,170.04        0.00        01/24/2000   12/24/2019     237.76     03/24/2000    80.0       14.150         203.22
  246-02        48,450.00        0.00        01/06/2000   12/06/2014     177.17     03/06/2000    85.0       12.900         532.17
  246-02        35,000.00        0.00        02/01/2000   01/01/2020     238.00     03/01/2000    71.3       13.250         416.30
  246-02        75,000.00        0.00        02/05/2000   01/15/2015     178.16     03/15/2000    47.2        9.400         778.65
  246-02        43,000.00        0.00        02/01/2000   01/01/2020     238.00     03/01/2000    49.9       12.600         491.58
  246-02        39,891.76        0.00        02/01/2000   01/01/2015     178.00     03/01/2000    79.9       13.450         455.45
  246-02        50,000.00        0.00        03/01/2000   02/01/2020     239.00     03/01/2000    72.2       11.600         536.66
  246-02        26,250.00        0.00        01/22/2000   12/22/2019     237.70     02/22/2000    84.6       13.950         325.47
  246-02       150,000.00        0.00        02/01/2000   01/01/2015     178.00     03/01/2000    84.3       11.050       1,434.16
  246-02        14,500.78        0.00        02/01/2000   01/01/2015     178.00     04/01/2000    84.9       13.150         186.17
  246-02        33,913.57        0.00        02/01/2000   01/01/2020     238.00     04/01/2000    79.9       11.100         353.26
  246-02        33,522.60        0.00        01/27/2000   12/27/2014     177.86     03/27/2000    75.6       13.000         427.65
  246-02        20,916.11        0.00        02/05/2000   01/05/2010     118.16     03/05/2000    50.0       12.600         308.62
  246-02        31,395.63        0.00        02/01/2000   01/01/2015     178.00     04/01/2000    89.9       11.400         309.00
  246-02        27,000.00        0.00        02/03/2000   01/03/2015     178.09     03/03/2000    88.7       11.400         313.70
  246-02        90,900.00        0.00        02/04/2000   01/04/2015     178.13     03/04/2000    90.0       11.400         893.25
  246-02        22,714.44        0.00        01/24/2000   12/24/2014     177.76     02/24/2000    84.9       12.850         286.23
  246-02        61,982.61        0.00        02/10/2000   01/10/2030     358.32     03/10/2000    85.0       12.750         674.29
  246-02        56,250.00        0.00        02/01/2000   01/01/2015     178.00     03/01/2000    77.7       12.100         582.93
  246-02        86,900.28        0.00        03/01/2000   02/01/2030     359.00     03/01/2000    80.0       11.350         861.40
  246-02        25,092.26        0.00        02/10/2000   01/10/2015     178.32     03/10/2000    54.5       12.600         311.00
  246-02        60,000.00        0.00        01/22/2000   12/22/2014     177.70     03/22/2000    84.3        9.650         511.09
  246-02        52,742.38        0.00        01/21/2000   12/21/2014     177.67     02/21/2000    65.9       11.400         518.36
  246-02        34,550.00        0.00        02/24/2000   01/24/2025     298.78     02/24/2000    84.9       10.500         326.21
  246-02       114,250.00        0.00        03/01/2000   02/01/2015     179.00     03/01/2000    85.0       11.400       1,122.70
  246-02        43,307.48        0.00        01/07/2000   12/07/2014     177.21     04/07/2000    89.8       12.500         463.90
  246-02        38,400.00        0.00        03/01/2000   02/01/2030     359.00     03/01/2000    80.0       12.750         417.29
  246-02        68,000.00        0.00        02/03/2000   01/03/2030     358.09     03/03/2000    80.9       13.600         784.23
  246-02        83,700.00        0.00        03/01/2000   02/01/2030     359.00     03/01/2000    90.0       10.150         743.82
  246-02        24,000.00        0.00        02/01/2000   01/01/2015     178.00     03/01/2000    79.5       12.350         253.35
  246-02       115,000.00        0.00        02/01/2000   01/01/2015     178.00     03/01/2000    75.7       11.250       1,116.95
  246-02        27,500.00        0.00        02/01/2000   01/01/2015     178.00     03/01/2000    84.9       10.900         310.84
  246-02        15,005.65        0.00        02/01/2000   01/01/2015     178.00     03/01/2000    89.8       11.000         172.76
  246-02        22,347.01        0.00        01/22/2000   12/22/2019     237.70     03/22/2000    80.0       13.750         274.93
  246-02        14,613.32        0.00        02/04/2000   01/04/2015     178.13     04/04/2000    79.2       12.250         178.80
  246-02        55,446.26        0.00        02/01/2000   01/01/2015     178.00     04/01/2000    76.3       12.200         676.89
  246-02        82,176.39        0.00        01/28/2000   12/28/2014     177.90     03/28/2000    75.0       10.650         763.93
  246-02        20,786.33        0.00        01/09/2000   12/09/2014     177.27     03/09/2000    80.0       11.550         206.77
  246-02        33,600.00        0.00        03/10/2000   02/10/2015     179.34     03/10/2000    80.0       12.500         358.60
  246-02        46,000.00        0.00        01/20/2000   12/20/2014     177.63     02/20/2000    68.7       13.100         585.04
  246-02        19,948.44        0.00        01/27/2000   12/27/2014     177.86     02/27/2000    79.8       14.000         266.35
  246-02        19,285.36        0.00        02/10/2000   01/10/2015     178.32     03/10/2000    84.9       11.750         194.82
  246-02        19,974.41        0.00        02/03/2000   01/03/2015     178.09     03/03/2000    75.2        9.650         210.66
  246-02        19,600.00        0.00        03/01/2000   02/01/2010     119.00     03/01/2000    70.0       13.350         296.71
  246-02        35,750.64        0.00        01/22/2000   12/22/2019     237.70     03/22/2000    84.3       12.550         410.28
  246-02        14,855.08        0.00        02/01/2000   01/01/2015     178.00     04/01/2000    78.4       13.100         190.77
  246-02        53,315.96        0.00        01/10/2000   12/10/2014     177.30     03/10/2000    84.9       13.100         678.79
  246-02        37,884.67        0.00        01/13/2000   12/13/2014     177.40     03/13/2000    79.9       11.850         452.41
  246-02        38,811.68        0.00        02/20/2000   01/20/2025     298.65     03/20/2000    65.0       12.850         435.46
  246-02        94,804.29        0.00        01/20/2000   12/20/2019     237.63     03/20/2000    69.8       10.750         964.47
  246-02       144,000.00        0.00        02/01/2000   01/01/2015     178.00     03/01/2000    89.6       10.900       1,360.48
  246-02        15,915.00        0.00        02/01/2000   01/01/2020     238.00     03/01/2000    85.9       13.600         193.30
  246-02        50,000.00        0.00        02/01/2000   01/01/2015     178.00     03/01/2000    84.9       11.050         478.05
  246-02        53,983.14        0.00        02/01/2000   01/01/2015     178.00     03/01/2000    79.6       10.750         605.31
  246-02        20,600.00        0.00        02/05/2000   01/05/2015     178.16     03/05/2000    85.2       13.600         268.82
  246-02        18,760.63        0.00        02/01/2000   01/01/2015     178.00     03/01/2000    84.9       12.250         228.66
  246-02        26,900.00        0.00        03/01/2000   02/01/2015     179.00     03/01/2000    80.0       13.250         344.79

ALLIANCE FUNDING                                                SALE SCHEDULE - GROUP 1
A DIVISION OF SUPERIOR BANK FSB      2000-1 INITIAL POOL OF GROUP 1 FIXED RATE MORTGAGES - SETTLEMENT 3/28/2000     Page 10  3/29/00


                                                                                                                         Principal
                                                                                                             Zip        Balance at
Pool ID    Inv     Account          Name                        Address                 City         State   Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
  246-02   915    802882241   ALAVI ROYA                  5520 EAST ILIFF AVENUE       DENVER          CO   80222        97,100.00
  246-02   915    802882704   ATKINSON MARK C             COUNTY RT 4                  HASTINGS        NY   13076        75,673.00
  246-02   915    802882985   RICHARDVILLE MICHELLE       67 BOX 7                     BRUCEVILLE      IN   47516        39,000.00
  246-02   915    802883660   WOOD JAMES R                815 VINCENT LANE             HAMILTON        MT   59840        22,750.00
  246-02   915    802883801   VOZZA DONALD D              352 WILDWOOD DRIVE           ORANGE          CT   06477        69,000.00
  246-02   915    802884973   ENZMAN CHARLES R            870 WEST 134TH AVENUE #J     WESTMINSTER     CO   80234        20,000.00
  246-02   915    802884981   LOFFERT MARK W              11508 GREENBRIAR LANE        PARKER          CO   80138        58,500.00
  246-02   915    802886184   MONICO ANTHONY G            24 HERON TURN                NEWARK          DE   19702        48,750.00
  246-02   915    802886333   MERTZ CHRISTINE E           8855 HILLS RD                POMPEY          NY   13104        57,457.00
  246-02   915    802887117   SWAIN EDWARD E              334 GODWIN ROAD              QUINCY          FL   32351        69,000.00
  246-02   915    802887885   DEMARTINO MARIE             468 CORTELYOU AVENUE         STATEN ISLA     NY   10312        36,000.00
  246-02   915    802888073   BUHAGIAR MIKE               22793 MISSION BELLS STREET   CORONA          CA   91719        36,267.00
  246-02   915    802889915   SHOVE RICHARD M             5 CRYSTAL STREET             LENOX DALE      MA   01240        30,000.00
  246-02   915    802890129   BROWN GARY A                670 35TH AVENUE SOUTH        SAINT PETER     FL   33705        40,000.00
  246-02   915    802890319   ERICKSON STEPHEN C          1115 CARLSON DRIVE           COLORADO SP     CO   80919        91,500.00
  246-02   915    802890814   MACDONALD PATRICK BRADLEY   4774 ARDLEY DRIVE            COLORADO SP     CO   80922        21,500.00
  246-02   915    802891143   KELLY JAMES J JR            2732 PARRISH STREET          PHILADELPHI     PA   19130        16,000.00
  246-02   915    802891721   MURGATROYD DONALD J         3414 SW 6TH AVENUE           CAPE CORAL      FL   33914        18,000.00
  246-02   915    802892166   STANTON JAN                 1153 WEST 2ND STREET         ELMIRA          NY   14905        30,000.00
  246-02   915    802892984   SHEA JANICE                 235 OAKWOOD ROAD             HUNTINGTON      NY   11743       165,000.00
  246-02   915    802894253   MCLEAN LYNN A               183 HILLCREST LANE           GROSSE POIN     MI   48236        85,000.00
  246-02   915    802894840   JULIANI JOHN                654 LOWELL AVENUE            CENTRAL ISL     NY   11722        50,000.00
  246-02   915    802894980   FERGUSON O. C. SR           102 WESTMEATH DRIVE          MOORE           SC   29369        60,396.00
  246-02   915    802895144   CONNOR CHARLES              RR 2 BOX 2389                SAYLORSBURG     PA   18353        68,850.00
  246-02   915    802895441   BACH JEFF W                 673 CAMINO COURT             SANTA ROSA      CA   95401        29,000.00
  246-02   915    802895706   FAIRCHILD ROBERT L          18208 EAST MANSFIELD AVENU   AURORA          CO   80013        52,000.00
  246-02   915    802895979   MCDANIEL MAGALENE           1208 RAYFIELD DR             BIRMINGHAM      AL   35228        49,230.00
  246-02   915    802896027   JARRARD CHARLES P           3838 BLACKSTOCK ROAD         TALMO           GA   30575        47,000.00
  246-02   915    802896084   GROCE JACKIE ALLEN          8063 WEST CENTRAL AVENUE     SHIRLEY         IN   47384        25,384.00
  246-02   915    802896696   MORRIS CHARLES E            1767 CHUCKATUCK AVE          PETERSBURG      VA   23805        54,000.00
  246-02   915    802896845   SHANNON MICHAEL P           6902 44TH STREET WEST        UNIVERSITY      WA   98466        43,000.00
  246-02   915    802897223   CAMERON CHAD E              10755 -57 WEST 8TH AVE       LAKEWOOD        CO   80215       100,000.00
  246-02   915    802898767   HEUHS BOYD                  5917 KYES ROAD               LANSING         MI   48911        25,400.00
  246-02   915    802899484   FERRARA JOSEPH              6946 68TH AVENUE NORTH       PINELLAS PA     FL   33781        15,443.00
  246-02   915    802899880   RELLA ROBERT R              5915 NORTHWEST 62ND TERRAC   GAINESVILLE     FL   32653        60,500.00
  246-02   915    802902908   CARSON MARK S               303 NORTH WALLS ROAD         NASHVILLE       IN   47448        57,800.00
  246-02   915    802903179   FANNING JOSEPH E            16168 WEST 70TH PLACE        ARVADA          CO   80007        25,000.00
  246-02   915    802903294   MAXWELL RHETT L             12259 SOUTH 2090 WEST        RIVERTON        UT   84065        36,650.00
  246-02   915    802904623   SOTO MIGUEL A               222 MYRTLE AVENUE            PASSAIC         NJ   07055       250,000.00
  246-02   915    802904896   LOWE LORNA B.               2600 ENDSLEY ROAD            BROOKSVILLE     FL   34609        64,600.00
  246-02   915    802904987   BRADLEY BARBARA             26130 PLUM                   INKSTER         MI   48141        57,200.00
  246-02   915    802905083   MCCUTCHEON JOHN             6709 MUSKET DRIVE            LOUISVILLE      KY   40228        15,285.00
  246-02   915    802905471   MIROCHNIK MICHAEL           4 RHODES LANE                FOXBORO         MA   02035        31,250.00
  246-02   915    802905703   CARTER DELORIES N           3806 FERNHILL AVENUE         BALTIMORE       MD   21215        76,500.00
  246-02   915    802907212   HILTON LAWRENCE W           1144 BOUND TREE ROAD         CONTOOCOOK      NH   03229        80,000.00
  246-02   915    802907576   CIPCIC LEONARD N            5641 DELLAGLEN STREET        PITTSBURGH      PA   15207        13,800.00
  246-02   915    802907733   LLANEZA MAX                 6930 JOCKEY CLUB LANE        HAYMARKET       VA   20169        45,500.00
  246-02   915    802907790   THOMPSON BARBARA            165 LACONIA AVENUE           ROANOKE         VA   24017        67,455.00
  246-02   915    802908368   TAYLOR KAREN                209 MONTEREY PINE ROAD       MAMMOTH LAK     CA   93546        45,000.00
  246-02   915    802909200   BREMS GEORGE E JR           954 YALE STREET NORTH        SAINT PETER     FL   33713        38,660.00
  246-02   915    802909481   RUONA RUSSELL               8344 ELLIOT AVE S            BLOOMINGTON     MN   55420        61,200.00
  246-02   915    802909747   HILL JAMES                  3730 ROUTE 20A               ORANGEBURG      NY   14569       100,000.00
  246-02   915    802911172   RAUCH SARI R                97 SUMMIT WAY                SYOSSET         NY   11791        60,000.00
  246-02   915    802912485   HART ROSALIND M             6740 GRAND RIVER             LAINSBURG       MI   48848        30,400.00
  246-02   915    802914705   CROSBY MONIKA               19346 TEPPERT                DETROIT         MI   48234        62,400.00
  246-02   915    802915322   HESLOP JOHN C               6081 SOUTH ROBB WAY          LITTLETON       CO   80127        53,000.00
  246-02   915    802915462   NATION THELMA LOUISE        7351 NORTHWEST 165TH STREE   TRENTON         FL   32644        39,500.00
  246-02   915    802916262   EWERTZ DAVID C              18292 COUNTY ROAD 22         FORT LUPTON     CO   80621        55,774.00
  246-02   915    802916908   PANETTA AMY                 9 KING ROAD                  MASTIC BEAC     NY   11951        24,300.00
  246-02   915    802917203   SUMSKI CAROL A              10205 EDEN DRIVE NORTHEAST   ALBUQUERQUE     NM   87112        15,816.00
  246-02   915    802917369   LEGRIED KENNETH L           9125 SUMMIT                  PARKER          CO   80138        52,709.00
  246-02   915    802918334   PINNER RONALD M             102 BUSTO DRIVE              LUTZ            FL   33548        30,000.00
  246-02   915    802919738   STONE BEAUNNA               307 EAST NOEL AVENUE         MADISONVILL     KY   42431        33,360.00
  246-02   915    802919910   SADTLER JENNIFER M          10 GIBBONS BLVD              COCKEYSVILL     MD   21030        57,000.00
  246-02   915    802921114   MYERS SUZANNE K             368 FIRST STREET             TROY            NY   12180        91,200.00
  246-02   915    802921841   OBERHOLSER ROBERT C         220 ASH ROAD                 COATESVILLE     PA   19320        23,200.00
  246-02   915    802922278   FONTES AMERICO              50 DIVISION STREET           BROCKTON        MA   02301        30,000.00
  246-02   915    802922773   HUGHES MARGARET J           21214 WATERCRESS CIRCLE      GERMANTOWN      MD   20876        40,000.00
  246-02   915    802922781   TOMISMAN GERALD J JR        213 WASHINGTON AVE           RENSSELAER      NY   12144        17,712.00
  246-02   915    802923458   WININGER MICHAEL F          5147 NORTH CO RD 500 WEST    ORLEANS         IN   47452        26,000.00
  246-02   915    802923565   REFFITT DIANE BAILEY        295 S WARE CHAPEL ROAD       JEFFERSONVI     KY   40337        33,600.00

              Cut-off Date     Cut-off Date   First                                              Original     Current    Scheduled
                Principal       Companion    Payment      Maturity        Rem          Date        LTV        Mortgage    Payment
Pool ID          Balance        Loan Bal.      Date         Date          Term          Due       Ratio         Rate     Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
  246-02        97,100.00         0.00      02/01/2000   01/01/2015      178.00      03/01/2000    70.0        10.750       906.41
  246-02        75,554.53         0.00      02/01/2000   01/01/2015      178.00      04/01/2000    89.9        11.150       729.24
  246-02        38,837.60         0.00      03/01/2000   02/01/2015      179.00      04/01/2000    84.7        10.150       422.68
  246-02        22,750.00         0.00      03/01/2000   02/01/2015      179.00      03/01/2000    85.1        12.750       284.11
  246-02        69,000.00         0.00      01/22/2000   12/22/2014      177.70      02/22/2000    84.6        12.100       715.06
  246-02        19,928.12         0.00      02/01/2000   01/01/2015      178.00      04/01/2000    84.9        12.750       217.34
  246-02        58,500.00         0.00      02/01/2000   01/01/2015      178.00      03/01/2000    88.8        10.900       661.24
  246-02        48,750.00         0.00      03/07/2000   02/07/2015      179.24      03/07/2000    75.0        11.100       467.95
  246-02        57,350.45         0.00      01/23/2000   12/23/2029      357.73      03/23/2000    90.0        11.400       564.61
  246-02        69,000.00         0.00      02/27/2000   01/27/2015      178.88      02/27/2000    75.0        13.500       790.33
  246-02        35,856.85         0.00      01/15/2000   12/15/2014      177.47      03/15/2000    85.9        13.100       401.05
  246-02        36,267.00         0.00      02/01/2000   01/01/2015      178.00      03/01/2000    83.5        11.150       349.50
  246-02        29,915.99         0.00      01/24/2000   12/24/2014      177.76      03/24/2000    85.2        12.350       366.83
  246-02        40,000.00         0.00      03/14/2000   02/14/2030      359.47      03/14/2000    80.0        12.000       411.45
  246-02        91,500.00         0.00      02/01/2000   01/01/2020      238.00      03/01/2000    82.2        11.150       953.81
  246-02        21,500.00         0.00      03/01/2000   02/01/2015      179.00      03/01/2000    84.7        12.250       225.30
  246-02        15,989.86         0.00      02/01/2000   01/01/2010      118.00      03/01/2000    71.3        13.100       239.84
  246-02        18,000.00         0.00      02/04/2000   01/04/2015      178.13      03/04/2000    52.6        12.100       217.19
  246-02        29,751.76         0.00      01/27/2000   12/27/2009      117.86      03/27/2000    76.9        11.900       428.68
  246-02       165,000.00         0.00      03/04/2000   02/04/2030      359.15      03/04/2000    67.3         8.990     1,326.44
  246-02        84,970.93         0.00      01/22/2000   12/22/2014      177.70      03/22/2000    75.0        14.000     1,007.15
  246-02        48,979.13         0.00      01/28/2000   12/28/2014      177.90      04/28/2000    65.5        13.000       632.63
  246-02        60,396.00         0.00      02/01/2000   01/01/2020      238.00      03/01/2000    74.9        13.250       718.37
  246-02        68,539.22         0.00      03/08/2000   02/08/2015      179.28      04/08/2000    85.0        10.400       624.66
  246-02        29,000.00         0.00      03/01/2000   02/01/2015      179.00      03/01/2000    83.4        12.350       354.61
  246-02        51,997.46         0.00      02/01/2000   01/01/2015      178.00      03/01/2000    69.9        12.600       559.01
  246-02        49,230.00         0.00      03/09/2000   02/09/2030      359.31      03/09/2000    90.0        11.900       502.60
  246-02        46,823.07         0.00      01/28/2000   12/28/2019      237.90      03/28/2000    72.3        11.600       504.46
  246-02        25,106.77         0.00      02/05/2000   01/05/2015      178.16      04/05/2000    90.0        12.150       307.10
  246-02        54,000.00         0.00      03/09/2000   02/09/2015      179.31      03/09/2000    80.0        10.500       493.96
  246-02        42,931.50         0.00      02/01/2000   01/01/2015      178.00      04/01/2000    80.9        13.100       479.03
  246-02       100,000.00         0.00      02/01/2000   01/01/2015      178.00      03/01/2000    89.6        12.000     1,028.61
  246-02        25,400.00         0.00      02/04/2000   01/04/2015      178.13      02/04/2000    31.7        12.650       274.04
  246-02        15,369.55         0.00      01/28/2000   12/28/2014      177.90      03/28/2000    89.8        11.650       181.88
  246-02        60,500.00         0.00      01/24/2000   12/24/2019      237.76      02/24/2000    69.3        12.100       670.38
  246-02        57,567.95         0.00      02/19/2000   01/19/2015      178.62      03/19/2000    85.0        11.900       590.09
  246-02        25,000.00         0.00      02/01/2000   01/01/2015      178.00      03/01/2000    83.5        10.650       231.49
  246-02        36,650.00         0.00      02/01/2000   01/01/2015      178.00      03/01/2000    84.6        12.600       394.00
  246-02       250,000.00         0.00      03/01/2000   02/01/2020      239.00      03/01/2000    50.0        10.350     2,470.81
  246-02        64,597.67         0.00      02/28/2000   01/28/2015      178.92      03/28/2000    85.0        10.400       586.10
  246-02        57,200.00         0.00      03/01/2000   02/01/2015      179.00      03/01/2000    65.0        12.740       621.14
  246-02        15,285.00         0.00      02/03/2000   01/03/2015      178.09      03/03/2000    79.9        13.250       195.91
  246-02        31,250.00         0.00      01/27/2000   12/27/2014      177.86      02/27/2000    85.9        12.500       385.16
  246-02        76,429.54         0.00      03/14/2000   02/14/2015      179.47      05/14/2000    90.0        11.400       751.74
  246-02        80,000.00         0.00      03/01/2000   02/01/2030      359.00      03/01/2000    69.5        10.600       737.78
  246-02        13,800.00         0.00      02/01/2000   01/01/2015      178.00      03/01/2000    79.9        13.350       177.79
  246-02        44,405.75         0.00      02/05/2000   01/05/2015      178.16      06/05/2000    79.0         9.650       387.58
  246-02        67,455.00         0.00      02/28/2000   01/28/2015      178.92      02/28/2000    90.0        11.650       675.73
  246-02        45,000.00         0.00      03/01/2000   02/01/2015      179.00      03/01/2000    66.5        10.350       493.25
  246-02        38,406.46         0.00      01/22/2000   12/22/2014      177.70      03/22/2000    79.7        10.675       431.55
  246-02        61,093.59         0.00      02/04/2000   01/04/2015      178.13      03/04/2000    69.6        12.350       748.34
  246-02        99,600.01         0.00      02/01/2000   01/01/2020      238.00      04/01/2000    69.0         9.850       955.10
  246-02        59,198.01         0.00      01/20/2000   12/20/2014      177.63      03/20/2000    83.9        10.900       566.86
  246-02        30,254.00         0.00      02/20/2000   01/20/2015      178.65      03/20/2000    80.0        12.750       379.65
  246-02        62,306.38         0.00      03/01/2000   02/01/2015      179.00      04/01/2000    80.0        14.150       746.77
  246-02        53,000.00         0.00      02/01/2000   01/01/2020      238.00      03/01/2000    84.6        13.600       643.73
  246-02        39,500.00         0.00      02/24/2000   01/24/2025      298.78      02/24/2000    79.0        11.000       387.14
  246-02        55,774.00         0.00      02/01/2000   01/01/2015      178.00      03/01/2000    89.9        11.150       537.48
  246-02        24,050.49         0.00      01/27/2000   12/27/2009      117.86      03/27/2000    89.9        10.650       329.94
  246-02        15,816.00         0.00      02/01/2000   01/01/2015      178.00      03/01/2000    84.9        14.500       193.68
  246-02        52,598.60         0.00      02/01/2000   01/01/2015      178.00      03/01/2000    84.8        12.250       641.10
  246-02        30,000.00         0.00      02/01/2000   01/01/2015      178.00      03/01/2000    71.1        11.500       297.09
  246-02        33,360.00         0.00      03/15/2000   02/15/2015      179.51      03/15/2000    80.0        12.750       362.52
  246-02        56,795.52         0.00      01/27/2000   12/27/2014      177.86      03/27/2000    82.9        11.400       662.25
  246-02        91,046.94         0.00      02/20/2000   01/20/2030      358.65      03/20/2000    88.5        10.775       853.05
  246-02        23,200.00         0.00      02/06/2000   01/06/2015      178.19      03/06/2000    89.9        11.650       232.41
  246-02        29,882.59         0.00      02/01/2000   01/01/2015      178.00      04/01/2000    83.4        11.500       297.09
  246-02        40,000.00         0.00      03/01/2000   02/01/2015      179.00      03/01/2000    75.0        13.500       519.33
  246-02        17,712.00         0.00      12/18/1999   11/18/2014      176.58      02/18/2000    75.5        12.350       216.58
  246-02        26,000.00         0.00      03/07/2000   02/07/2020      239.24      03/07/2000    57.7        10.850       265.72
  246-02        33,544.04         0.00      02/18/2000   01/18/2025      298.59      03/18/2000    80.0        13.250       385.29

ALLIANCE FUNDING                                                SALE SCHEDULE - GROUP 1
A DIVISION OF SUPERIOR BANK FSB      2000-1 INITIAL POOL OF GROUP 1 FIXED RATE MORTGAGES - SETTLEMENT 3/28/2000     Page 11  3/29/00


                                                                                                                          Principal
                                                                                                                Zip       Balance at
Pool ID    Inv     Account         Name                      Address                     City            State  Code     Origination
------------------------------------------------------------------------------------------------------------------------------------
  246-02   915    802923862   STAMBAUGH PAUL W         5698 SOUTH STONEBRIDGE           MORRISON           CO   80465     105,000.00
  246-02   915    802923870   WARNER JACK              532 WEST COUNTY ROAD 72          WELLINGTON         CO   80549      19,000.00
  246-02   915    802923953   BALSAMO MARY ANN         715 SCOTT AVENUE                 JEANNETTE          PA   15644      30,000.00
  246-02   915    802925834   RING BENNIE F            436 BOWLES STREET                NEPTUNE BEA        FL   32266      35,000.00
  246-02   915    802926535   BUSBY KREG               1990 PAGES LAKE ROAD             SAINT PAULS        NC   28384      64,800.00
  246-02   915    802926675   ELLIS JAMES E            60037 US 31 SOUTH                SOUTH BEND         IN   46614      10,000.00
  246-02   915    802927756   ROUSSEAU JOHN A          2341 MAYFIELD COURT #8           NAPLES             FL   34105      34,274.00
  246-02   915    802928499   MAYO KIM M               3393 SUTTON RD                   SHAKER HTS         OH   44120      10,000.00
  246-02   915    802928911   VEGA LUCIA               120 EXCHANGE STREET              LAWRENCE           MA   01841      15,000.00
  246-02   915    802929448   OWENS BRUCE L            5565 NORTH ENOCH ROAD            ENOCH              UT   84720      11,200.00
  246-02   915    802929547   BITTINGER LESLIE P       19215 DOVE ROAD                  LAND O LAKE        FL   34639      67,500.00
  246-02   915    802930354   QUINN JOHN E             12130 EAST POINSETTIA DR         SCOTTSDALE         AZ   85259      52,000.00
  246-02   915    802931006   SHUB GALINA              12 JACKIE DRIVE                  MARLBORO           NJ   07751      75,000.00
  246-02   915    802933309   FOX THOMAS G             12337 COUNTY HWY NN              GREENLEAF          WI   54126      55,500.00
  246-02   915    802933440   LYNCH TODD M             680 SOUTH END ROAD               NORTH HERO         VT   05474      65,000.00
  246-02   915    802933515   ASMAR THAIR              29896 NEWBERRY CT                FARMINGTON         MI   48331      51,000.00
  246-02   915    802934349   DAVIS ANTONIO            20531 SANTA ROSA ST              DETROIT            MI   48221      45,600.00
  246-02   915    802935619   JONES DION               676 DOUGLAS AVENUE               CALUMET CIT        IL   60409      42,400.00
  246-02   915    802935684   CORNETTA CHARLES L       189 12 43RD ROAD                 FLUSHING           NY   11358      54,000.00
  246-02   915    802936971   MULLEN KELLY A           113 GILES ROAD                   EAST KINGST        NH   03827      85,000.00
  246-02   915    802937698   PURVIS KENNETH L         2030 WILSON AVENUE               MADISON            IN   47250      65,100.00
  246-02   915    802938944   WILSON LESLIE            507 BAYLOR TERRACE               INVERNESS          FL   34450      35,000.00
  246-02   915    802939504   BOSTIC JOHN J            3741 GIDEON DRIVE                WAKE FOREST        NC   27587      51,000.00
  246-02   915    802940122   CALDWELL JOHN ALAN       3399 WEST LAUREL LANE            LITTLETON          CO   80123      15,750.00
  246-02   915    802940700   GILL VALERIE             3627  3629 E 140TH ST            CLEVELAND          OH   44120      60,000.00
  246-02   915    802941658   HERNANDEZ JOHN           6840 WEST 80TH CIRCLE            ARVADA             CO   80003      31,182.00
  246-02   915    802943209   GARNER JOHN J            165 SMITH ROAD                   CLARKSVILLE        VA   23927      85,500.00
  246-02   915    802943647   SARGINDO RITA            14956 PATTERSON DR               SHELBY TWP         MI   48315      37,500.00
  246-02   915    802944447   ROBINSON SULEANER ANN    402 BOTETOURT STREET             LYNCHBURG          VA   24504      60,775.00
  246-02   915    802945345   BARRETT CATHY HICKS      172 CRABTREE PLACE               CARTHAGE           NC   28327      79,050.00
  246-02   915    802947614   WIJARANARONG YODCHAI     1115 3RD WAY                     NORTH FORT         FL   33903      24,300.00
  246-02   915    802948471   MARCILLA RUBEN D         1008 EAST 32ND AVENUE            SPOKANE            WA   99203      18,000.00
  246-02   915    802948893   STRAUB BRIAN E           9605 EL CLAIR RANCH              BOYNTON BEA        FL   33437      36,000.00
  246-02   915    802949248   NEMITZ JEFFREY           9740 SOUTH CHURCH STREET         BRIDGEMAN          MI   49106      24,400.00
  246-02   915    802949438   DIENES GERALD JR         16810 BRADGATE AVE               CLEVELAND          OH   44111      18,815.00
  246-02   915    802950048   RIVERA BRENNEN J.        21831 NW 1 STREET                PEMBROKE PI        FL   33029      66,600.00
  246-02   915    802951715   WHATLEY ERIC J           4264 SOUTH BISCAY CIRCLE         AURORA             CO   80013      30,300.00
  246-02   915    802952374   HARRISON MICHAEL         2340 SHEVLIN                     FERNDALE           MI   48220      75,000.00
  246-02   915    802953448   KAUR LAKHWINDER          82 8 242ND STREET                BELLEROSE          NY   11426     174,000.00
  246-02   915    802954560   BAKER ELMER E            3487 KNOX TERRACE                PORT CHARLO        FL   33948      24,000.00
  246-02   915    802954826   MERRILL LARRY            ROUTE 3 BOX 59E                  ELIZABETH          WV   26143      78,000.00
  246-02   915    802955401   BARRIOS CRISTOBAL JR     268 NORTHWEST 59TH TERRACE       MIAMI              FL   33127      42,500.00
  246-02   915    802955674   STANLEY NATHANIEL J III  205 20TH STREET SOUTHWEST        BIRMINGHAM         AL   35211      32,000.00
  246-02   915    802956854   DROSSOS JOANNA L         3901 DORAL DRIVE                 TAMPA              FL   33634      51,500.00
  246-02   915    802956946   WILSON JAMES             133 ROSEDALE CT                  DETROIT            MI   48202      29,200.00
  246-02   915    802957548   EL SHRAFI WALID          21 HARRISON AVENUE               PEABODY            MA   01960      44,500.00
  246-02   915    802957712   HAMMOND WILLIAM J II     23 ORCHARD STREET                LOCKPORT           NY   14094      48,150.00
  246-02   915    802958579   KAUTZ MICHAEL T.         1480 EAST DAVIDSON STREET        BARTOW             FL   33830      44,000.00
  246-02   915    802958934   JACKSON RONNIE D JR      9474 OLD PLANK ROAD              JACKSONVILL        FL   32220      39,200.00
  246-02   915    802959064   BONVENTRE JOSEPH         83 PLASKON DRIVE                 SHELTON            CT   06464      72,500.00
  246-02   915    802959528   REEVES RAYMOND G         4365 NORTH HOMESTEAD             TUCSON             AZ   85749      43,700.00
  246-02   915    802960484   SMITH EMMITT             16134 MARK TWAIN                 DETROIT            MI   48235      44,000.00
  246-02   915    802961177   KOEHLER KENNETH L        RR 1 BOX 292J                    PINE GROVE         PA   17963      54,000.00
  246-02   915    802961417   MARCUM GLADYS J          8157 TOUCAN TRAIL                SPRINGHILL         FL   34606       9,228.00
  246-02   915    802961656   MILLER TONY              17536 GILCHRIST                  DETROIT            MI   48235      38,250.00
  246-02   915    802961664   BERGER DAN               38 WOODBINE AVENUE               STONY BROOK        NY   11790     109,000.00
  246-02   915    802962019   AKE EDWARD M             4185 BROADWAY AVENUE             LOUISVILLE         OH   44641     128,000.00
  246-02   915    802962233   REESE WILLIAM H.         15823 NORTH MICHIGAN             ARGOS              IN   46501      50,000.00
  246-02   915    802962266   JACOBS MONTISA           210 SHANDS STREET                CLINTON            SC   29325      36,550.00
  246-02   915    802962340   MARCOCCIA SILVIO         321 323 SILVER STREET            SHARON             PA   16146      24,500.00
  246-02   915    802962555   STAPCHUK MARK            ONE EISENHARDT LOOP ROAD         CAIRO              NY   12431      78,400.00
  246-02   915    802962753   VAN DOREN LEWIS F        2665 EAST MARY LUE STREET        INVERNESS          FL   34453      40,500.00
  246-02   915    802963041   WHITE MORRIS             1809 MARION STATE ROAD           FAIRMONT           NC   28340      37,500.00
  246-02   915    802963215   CRISCUOLO ANDRIA         40 GALLOPING CIRCLE              BELFORD            NJ   07718     268,800.00
  246-02   915    802963454   JAMES RICHARD E          613 RED TIP LANE                 DARLINGTON         SC   29540      49,600.00
  246-02   915    802963512   HOBBS RICARDO  D         11730 MEYERS                     DETROIT            MI   48227      24,000.00
  246-02   915    802963652   FOSTER RODNEY            542 EAGLE RIDGE LANE             GLADWIN            MI   48624      72,250.00
  246-02   915    802963959   MUKES JOE                4422 SOTH BERKELEY AVENUE        CHICAGO            IL   60653     102,000.00
  246-02   915    802964429   TILMON BILLY D           5302 ELKHART STREET              DENVER             CO   80239      21,946.00
  246-02   915    802964619   KANSKI BETTY M           3624 BISCAYNE PLACE              PHILADELPHI        PA   19154      68,400.00
  246-02   915    802965582   THOMAS MICHELINE         155 NE 65 STREET                 MIAMI              FL   33127      56,700.00

              Cut-off Date     Cut-off Date   First                                           Original     Current    Scheduled
                Principal       Companion    Payment      Maturity       Rem         Date        LTV       Mortgage    Payment
Pool ID          Balance        Loan Bal.      Date         Date         Term         Due       Ratio        Rate     Int & Prin
--------------------------------------------------------------------------------------------------------------------------------
  246-02       105,000.00          0.00     02/01/2000   01/01/2015     178.00     03/01/2000    66.8       10.850       988.06
  246-02        18,929.00          0.00     03/01/2000   02/01/2015     179.00     04/01/2000    71.1       13.500       246.68
  246-02        30,000.00          0.00     03/09/2000   02/09/2015     179.31     03/09/2000    66.6        7.900       284.97
  246-02        35,000.00          0.00     02/01/2000   01/01/2015     178.00     03/01/2000    80.9       10.375       384.18
  246-02        64,778.00          0.00     01/24/2000   12/24/2029     357.76     03/24/2000    90.0       11.400       636.77
  246-02         9,997.67          0.00     02/18/2000   01/18/2015     178.59     03/18/2000    77.4       11.500        99.03
  246-02        34,274.00          0.00     01/27/2000   12/27/2014     177.86     02/27/2000    85.9       11.400       336.80
  246-02         9,998.44          0.00     02/18/2000   01/18/2015     178.59     03/18/2000    80.4       13.100       127.18
  246-02        14,976.52          0.00     02/01/2000   01/01/2015     178.00     03/01/2000    81.6       11.750       177.62
  246-02        11,200.00          0.00     03/01/2000   02/01/2015     179.00     03/01/2000    77.7       10.400       123.11
  246-02        67,467.68          0.00     02/01/2000   01/01/2030     358.00     03/01/2000    90.0       11.050       645.37
  246-02        52,000.00          0.00     02/01/2000   01/01/2015     178.00     03/01/2000    79.9       13.500       595.62
  246-02        74,643.55          0.00     01/20/2000   12/20/2014     177.63     03/20/2000    75.3       10.850       845.40
  246-02        55,500.00          0.00     04/01/2000   03/01/2030     360.00     04/01/2000    75.0       13.500       635.70
  246-02        65,000.00          0.00     02/01/2000   01/01/2015     178.00     03/01/2000    73.0       13.500       744.52
  246-02        51,000.00          0.00     02/01/2000   01/01/2015     178.00     03/01/2000    87.9       12.250       620.31
  246-02        45,600.00          0.00     03/08/2000   02/08/2030     359.28     03/08/2000    80.0       13.500       522.31
  246-02        42,400.00          0.00     03/08/2000   02/08/2030     359.28     03/08/2000    84.9       13.350       480.66
  246-02        53,902.30          0.00     01/27/2000   12/27/2019     237.86     03/27/2000    83.5        9.900       517.54
  246-02        84,603.54          0.00     01/27/2000   12/27/2019     237.86     03/27/2000    84.9       12.350       956.75
  246-02        65,100.00          0.00     03/10/2000   02/10/2030     359.34     03/10/2000    70.0       12.350       687.22
  246-02        35,000.00          0.00     03/07/2000   02/07/2030     359.24     03/07/2000    51.4       12.750       380.34
  246-02        51,000.00          0.00     03/04/2000   02/04/2030     359.15     03/04/2000    85.0       11.750       514.80
  246-02        15,750.00          0.00     02/01/2000   01/01/2015     178.00     03/01/2000    74.9       13.670       182.52
  246-02        59,954.27          0.00     03/01/2000   02/01/2030     359.00     05/01/2000    80.0       13.000       663.72
  246-02        31,182.00          0.00     03/01/2000   02/01/2015     179.00     03/01/2000    84.8       10.650       347.59
  246-02        85,500.00          0.00     02/04/2000   01/04/2015     178.13     02/04/2000    90.0       11.250       830.43
  246-02        37,399.12          0.00     02/05/2000   01/05/2015     178.16     03/05/2000    90.0       11.750       378.53
  246-02        60,540.63          0.00     03/09/2000   02/09/2030     359.31     04/09/2000    85.0       11.250       590.28
  246-02        78,778.82          0.00     02/05/2000   01/05/2030     358.16     03/05/2000    85.0        9.900       687.89
  246-02        24,300.00          0.00     03/04/2000   02/04/2015     179.15     03/04/2000    90.0       11.150       234.17
  246-02        18,000.00          0.00     02/01/2000   01/01/2015     178.00     03/01/2000    86.2       11.150       173.46
  246-02        36,000.00          0.00     02/01/2000   01/01/2015     178.00     03/01/2000    89.8       11.650       423.99
  246-02        24,340.34          0.00     02/28/2000   01/28/2015     178.92     03/28/2000    89.3       12.150       295.20
  246-02        18,812.89          0.00     02/24/2000   01/24/2015     178.78     03/24/2000    78.7       13.250       241.16
  246-02        66,527.43          0.00     02/07/2000   01/07/2030     358.22     03/07/2000    90.0       11.400       654.46
  246-02        30,300.00          0.00     03/01/2000   02/01/2015     179.00     03/01/2000    89.8       12.150       366.58
  246-02        74,878.49          0.00     02/17/2000   01/17/2030     358.55     03/17/2000    76.5       14.400       912.45
  246-02       174,000.00          0.00     03/01/2000   02/01/2015     179.00     03/01/2000    75.0       11.990     1,788.45
  246-02        23,851.11          0.00     02/01/2000   01/01/2015     178.00     04/01/2000    89.5       11.650       282.66
  246-02        78,000.00          0.00     02/04/2000   01/04/2030     358.13     03/04/2000    86.6       11.900       796.32
  246-02        42,500.00          0.00     02/28/2000   01/28/2030     358.92     02/28/2000    85.0       12.950       468.47
  246-02        32,000.00          0.00     03/01/2000   02/01/2030     359.00     03/01/2000    80.0       13.850       375.37
  246-02        51,500.00          0.00     02/05/2000   01/05/2015     178.16     03/05/2000    84.5       11.000       490.45
  246-02        29,200.00          0.00     02/19/2000   01/19/2015     178.62     02/19/2000    80.0       14.150       349.45
  246-02        44,500.00          0.00     02/04/2000   01/04/2015     178.13     03/04/2000    81.9       11.850       529.79
  246-02        48,064.33          0.00     02/04/2000   01/04/2015     178.13     03/04/2000    90.0       12.150       582.54
  246-02        44,000.00          0.00     03/11/2000   02/11/2030     359.38     03/11/2000    74.5       11.450       434.05
  246-02        39,200.00          0.00     02/14/2000   01/14/2025     298.45     03/14/2000    70.0       10.625       373.62
  246-02        72,500.00          0.00     02/01/2000   01/01/2015     178.00     03/01/2000    89.9       11.200       701.41
  246-02        43,491.93          0.00     02/01/2000   01/01/2015     178.00     04/01/2000    79.8       12.210       456.58
  246-02        43,776.85          0.00     03/04/2000   02/04/2015     179.15     04/04/2000    57.1       11.600       516.80
  246-02        53,980.95          0.00     02/05/2000   01/05/2030     358.16     03/05/2000    80.0       11.050       516.30
  246-02         9,217.03          0.00     02/01/2000   01/01/2015     178.00     03/01/2000    84.9       10.775       103.59
  246-02        38,250.00          0.00     03/09/2000   02/09/2030     359.31     03/09/2000    85.0       12.500       408.23
  246-02       109,000.00          0.00     02/06/2000   01/06/2020     238.19     03/06/2000    80.8        9.000       980.70
  246-02       128,000.00          0.00     03/08/2000   02/08/2030     359.28     03/08/2000    80.0        8.900     1,020.72
  246-02        50,000.00          0.00     03/03/2000   02/03/2015     179.11     03/03/2000    70.4       11.850       508.54
  246-02        36,523.41          0.00     03/07/2000   02/07/2030     359.24     05/07/2000    85.0       13.600       421.53
  246-02        24,500.00          0.00     03/08/2000   02/08/2030     359.28     03/08/2000    70.0       12.700       265.29
  246-02        78,400.00          0.00     02/25/2000   01/25/2030     358.82     03/25/2000    80.0       10.650       725.96
  246-02        40,500.00          0.00     03/01/2000   02/01/2025     299.00     03/01/2000    90.0       11.150       401.35
  246-02        37,449.76          0.00     01/28/2000   12/28/2024     297.90     03/28/2000    75.0       15.500       494.90
  246-02       268,800.00          0.00     03/14/2000   02/14/2015     179.47     03/14/2000    80.0       13.200     3,015.54
  246-02        49,521.17          0.00     02/24/2000   01/24/2015     178.78     03/24/2000    80.0       10.400       545.21
  246-02        23,928.67          0.00     02/05/2000   01/05/2030     358.16     04/05/2000    55.8       12.750       260.81
  246-02        72,250.00          0.00     02/01/2000   01/01/2030     358.00     03/01/2000    85.0        9.900       628.71
  246-02       102,000.00          0.00     03/09/2000   02/09/2030     359.31     03/09/2000    85.0       12.500     1,088.60
  246-02        21,946.00          0.00     03/01/2000   02/01/2015     179.00     03/01/2000    84.9       12.750       238.49
  246-02        68,400.00          0.00     03/11/2000   02/11/2030     359.38     03/11/2000    90.0       11.900       698.31
  246-02        56,700.00          0.00     02/28/2000   01/28/2030     358.92     02/28/2000    90.0       11.400       557.17

ALLIANCE FUNDING                                                SALE SCHEDULE - GROUP 1
A DIVISION OF SUPERIOR BANK FSB      2000-1 INITIAL POOL OF GROUP 1 FIXED RATE MORTGAGES - SETTLEMENT 3/28/2000     Page 12  3/29/00


                                                                                                                         Principal
                                                                                                                Zip      Balance at
Pool ID    Inv     Account         Name                          Address                     City       State   Code    Origination
------------------------------------------------------------------------------------------------------------------------------------
  246-02   915    802965848   EDMISTON ROBERT W           221 SOUTH JULIAN STREET          EBENSBURG      PA    15931     18,000.00
  246-02   915    802966119   KAUFMAN PHILIP D            5144 CAPTAIN WILLIAMS ROAD       COCHRANTON     PA    16314     27,300.00
  246-02   915    802966432   WOODS JESSIE MAE            7003 LEMINGTON AVENUE            PITTSBURGH     PA    15206     28,000.00
  246-02   915    802967083   EVANS JERRY M               713 WRIGHT STREET                WILMINGTON     NC    28401     85,500.00
  246-02   915    802967760   SCHULZ KIMBERLY L           1150 KILLIAN RD                  AKRON          OH    44312    108,000.00
  246-02   915    802968081   WAGNER DIANNE               243 LAGO VISTA STREET            DEBARY         FL    32713     40,000.00
  246-02   915    802968347   CARR FARRAH Y               241 S WALCOTT ST                 INDIANAPOLI    IN    46201     22,950.00
  246-02   915    802968545   DALE CONSTANCE              6305 BIG SPRING ROAD             VINE GROVE     KY    40175     76,500.00
  246-02   915    802968644   BOSKET ERVIN TYRONE SR      29 NORTH 14TH STREET             ALLENTOWN      PA    18102     61,500.00
  246-02   915    802968834   COSTELLO TIMOTHY PATRICK    106 OAKSIDE COURT                LOUISBURG      NC    27549     60,000.00
  246-02   915    802969527   BOLDT EGON W E              3129 CHEROKEE LANE               PROVO          UT    84604     56,000.00
  246-02   915    802970194   PLATZ SANDRA L              5623 CHERRY TREE COURT           LAKELAND       FL    33811     45,000.00
  246-02   915    802970905   TAYLOR JUDY MCINTYRE        3601 EAST COMMANCHE AVENUE       TAMPA          FL    33610     30,000.00
  246-02   915    802970913   STRICKLAND JAMES            11914 WOODSIDE DRIVE             RIVERVIEW      FL    33569     60,000.00
  246-02   915    802972208   HARRISON BUFORD E           2009 NORTHWEST HOWARD AVEN       ARCADIA        FL    34266     52,700.00
  246-02   915    802973305   EDENFIELD STEVE             7585 PLEASANT DRIVE              HAINES CITY    FL    33844     40,800.00
  246-02   915    802974667   MARION ROBERT               9 COUNTRY AVENUE ROAD            OMAK           WA    98841     90,000.00
  246-02   915    802975425   HILL GEORGIA H              9805 SANDUSKY AVENUE             CLEVELAND      OH    44105     40,625.00
  246-02   915    802975516   SAXON WENDY R               2049 SPRINGFIELD TUSCULUM        GUYTON         GA    31312     75,000.00
  246-02   915    802975763   WHITT LILLIAN               2032 6TH STREET EAST             TUSCALOOSA     AL    35404     47,500.00
  246-02   915    802976449   MCWHORTER ELTON LOUISE      454 BAINBRIDGE STREET            MONTGOMERY     AL    36104     34,000.00
  246-02   915    802977157   STYLES TOMMY L              23512 FELCH ST                   WARRENSVILL    OH    44128     58,500.00
  246-02   915    802978148   DILLS DANNY CLAIN           5765 HUDSON CHAPEL RD            CATAWBA        NC    28609     75,200.00
  246-02   915    802978890   IPEK HADI                   106 SOUTH LAKE                   ALBANY         NY    12203    104,000.00
  246-02   915    802980458   PERALTA NARCISO R           357  361 DYER AVENUE             CRANSTON       RI    02920     94,500.00
  246-02   915    802980821   CZERPAK LAWRENCE F          67 DRISCOLL STREET               PLYMOUTH       PA    18651     53,000.00
  246-02   915    802981050   SIZEMORE JOSEPH L           2362 MOMENCE COURT               ALFORD         FL    32420     50,000.00
  246-02   915    802982025   REID RANDELL M              125 WARRENTON AVENUE             HARTFORD       CT    06105     34,750.00
  246-02   915    802982116   BROWNLEE LARRY              112 FOY STREET                   FUNSTON        GA    31753     66,300.00
  246-02   915    802982629   KALAKIS MICHEAL GEORGE      857 WEST CLOVER MEADOW DRI       MURRAY         UT    84123     22,000.00
  246-02   915    802982702   KENNEDY STEVEN L            51988 WEST FLAMINGO ROAD         MARICOPA       AZ    85239     62,400.00
  246-02   915    802982876   LACHCIK THOMAS J SR         5658 RICHARDSON                  PINCONNING     MI    48650     71,400.00
  246-02   915    802983262   JONES HENRY                 3502 MARMION AVE                 FLINT          MI    48506     40,000.00
  246-02   915    802983544   CULBERT JAMES J SR          623 NORTH 7TH STREET             POTTSVILLE     PA    17901     26,350.00
  246-02   915    802984088   KORALIA BRENDA              4648 PLEASURE RIDGE RD S.E       CORYDON        IN    47112     72,800.00
  246-02   915    802984161   LAUER KURT                  4051 N COUNTY ROUTE 17           WILLIAMSTOW    NY    13493     79,370.00
  246-02   915    802984369   URRA NELSON                 7506 HUBERT AVENUE NORTH         TAMPA          FL    33614     17,400.00
  246-02   915    802984617   GREEN TERRY                 6A RAY OWENS ROAD                APPLING        GA    30802     92,230.00
  246-02   915    802984815   FORTUNE ROBERT W.           1064 FOREST                      BURTON         MI    48509     53,900.00
  246-02   915    802984971   FLEMING MICHAEL A           15404 FLOWER GAP ROAD            BORDEN         IN    47106     42,000.00
  246-02   915    802985176   SCHANDELMEIE MELVIN G       1845 BRAGGTOWN ROAD              EAST BERLIN    PA    17316    112,000.00
  246-02   915    802985598   WENDEL JEFFERY D            1196 EAST SYCAMORE DRIVE         BRIGHAM CIT    UT    84302     49,000.00
  246-02   915    802986240   RITCHIE BARBARA             4692 FIREBROOK BLVD              LEXINGTON      KY    40513     49,199.00
  246-02   915    802986430   TRONOSKY DIANE V            3 AXE HANDLE LANE                GREENTOWN      PA    18426     93,200.00
  246-02   915    802988295   HURLEY KEVIN                28 NORTON ST                     PATCHOGUE      NY    11772     92,000.00
  246-02   915    802988402   ROBERSON KARY               1342 SIXTH                       MUSKEGON       MI    49441     34,000.00
  246-02   915    802988980   BARBER CLAUDE DANIEL        705 BEAUMONT ROAD                ROCK SPRING    GA    30739     48,000.00
  246-02   915    802989277   FARRINGTON DARRIN M         289 BETHEL ROAD                  WEST PARIS     ME    04289     64,000.00
  246-02   915    802989400   GLASSEN ROBERT G            1136 WILDWOOD LANE               LUTZ           FL    33549     37,000.00
  246-02   915    802990226   MCKAY PAUL M                6041 BUNKER HILL                 FLINT          MI    48506     48,700.00
  246-02   915    802991299   LATTIMORE QUIMESHA          2533 CIVITAN AVENUE              LAKELAND       FL    33801     40,035.00
  246-02   915    802991711   CARRELL CALVIN              1441 WALLACE                     CHICAGO HEI    IL    60411     28,200.00
  246-02   915    802992933   MILLER ALVINA E             1112 SOUTH RUBY STREET           PHILADELPHI    PA    19143     45,375.00
  246-02   915    802992982   RANDALL EVA                 1215 WEST AIRDRIE STREET         PHILADELPHI    PA    19140     18,000.00
  246-02   915    802993196   PAGE CAROL M                3909 ELIZA STREET                WEST MIFFLI    PA    15122     21,000.00
  246-02   915    802993279   BICA JERRY                  1385 JOHNSON AVE                 SALEM          OH    44460     17,500.00
  246-02   915    802993337   IVEY LEONARD                594 HARMON                       DETROIT        MI    48202     36,000.00
  246-02   915    802993410   MICKLOS ANDREW              547 DOE RUN ROAD                 NANCY          KY    42544     34,500.00
  246-02   915    802993691   WALL ANTHONY                38 WOODLAWN AVENUE               YONKERS        NY    10704    185,300.00
  246-02   915    802994285   SMITH DELORIS H             50 EAST HUDSON STREET            LONG BEACH     NY    11561    261,000.00
  246-02   915    802995662   TRUSSELL CHARLES            2341 OTTELLO AVENUE              DAYTON         OH    45414     77,400.00
  246-02   915    802995803   RITTER LEE JR               2521 AUSTIN SMITH COURT          NORTH FORT     FL    33917     64,600.00
  246-02   915    802996793   WASHINGTON DORIS            2417 EAGLE DRIVE                 CHARLESTON     SC    29406     23,250.00
  246-02   915    802996959   BURT JEFFREY                11154 CLIO RD                    VIENNA TOWN    MI    48420     45,000.00
  246-02   915    802997163   ALLEN BETTYE G              1019 COOPER SE                   GRAND RAPID    MI    49507     77,350.00
  246-02   915    803000330   YURKUNAS DARREN J           250 KITTATINNY LANE              LEHIGHTON      PA    18235     69,200.00
  246-02   915    803002138   WILLIAMS LAWRENCE HOWARD    1333 10 STREET                   WEST PALM B    FL    33401     46,750.00
  246-02   915    803003250   REED YVONNE B               378 WEST MILNE STREET            PHILADELPHI    PA    19144     34,850.00
  246-02   915    803003896   ALFRED WINSTON              114 05 166TH STREET              JAMAICA        NY    11434    167,000.00
  246-02   915    803004092   MCKINNEY JIMMY LAMAR        435 HILLTOP DRIVE                ANNISTON       AL    36201     60,400.00
  246-02   915    803004308   MILLER LISA                 305 LOWER CLIFTON ROAD           VERSAILLES     KY    40383     39,500.00

              Cut-off Date     Cut-off Date     First                                          Original    Current     Scheduled
                Principal       Companion      Payment     Maturity         Rem      Date        LTV      Mortgage      Payment
Pool ID          Balance        Loan Bal.       Date         Date          Term       Due       Ratio       Rate      Int & Prin
--------------------------------------------------------------------------------------------------------------------------------
  246-02        18,000.00          0.00      02/07/2000   01/07/2020      238.22   03/07/2000    73.2      10.900        184.57
  246-02        27,300.00          0.00      02/05/2000   01/05/2015      178.16   03/05/2000    89.9      12.150        330.29
  246-02        28,000.00          0.00      03/01/2000   02/01/2015      179.00   03/01/2000    84.8      12.250        340.56
  246-02        85,426.08          0.00      03/01/2000   02/01/2030      359.00   05/01/2000    90.0      11.900        872.89
  246-02       108,000.00          0.00      03/01/2000   02/01/2030      359.00   03/01/2000    80.0      10.250        967.79
  246-02        39,512.37          0.00      02/04/2000   01/04/2015      178.13   04/04/2000    70.5      10.500        442.16
  246-02        22,950.00          0.00      03/07/2000   02/07/2030      359.24   03/07/2000    85.0      13.350        260.17
  246-02        76,367.63          0.00      02/26/2000   01/26/2015      178.85   03/26/2000    85.0      12.000        786.89
  246-02        61,500.00          0.00      03/01/2000   02/01/2015      179.00   03/01/2000    68.7       8.000        587.73
  246-02        59,857.91          0.00      02/14/2000   01/14/2030      358.45   03/14/2000    72.2      11.750        605.65
  246-02        56,000.00          0.00      03/01/2000   02/01/2015      179.00   03/01/2000    89.5      11.900        571.72
  246-02        44,969.51          0.00      02/24/2000   01/24/2025      298.78   03/24/2000    90.0      11.900        470.63
  246-02        30,000.00          0.00      03/15/2000   02/15/2015      179.51   03/15/2000    49.1      10.150        325.14
  246-02        59,995.96          0.00      02/18/2000   01/18/2015      178.59   03/18/2000    75.0      12.350        633.38
  246-02        52,659.00          0.00      02/24/2000   01/24/2015      178.78   03/24/2000    85.0      11.150        507.86
  246-02        40,800.00          0.00      02/26/2000   01/26/2025      298.85   02/26/2000    85.0      11.900        426.70
  246-02        90,000.00          0.00      03/01/2000   02/01/2030      359.00   03/01/2000    88.2      11.900        918.83
  246-02        40,625.00          0.00      03/07/2000   02/07/2030      359.24   03/07/2000    65.0      12.990        449.08
  246-02        74,827.69          0.00      02/07/2000   01/07/2030      358.22   03/07/2000    75.0      14.350        909.47
  246-02        47,500.00          0.00      03/04/2000   02/04/2020      239.15   03/04/2000    74.2       9.650        447.43
  246-02        34,000.00          0.00      03/09/2000   02/09/2030      359.31   03/09/2000    85.0      13.350        385.43
  246-02        58,232.28          0.00      03/07/2000   02/07/2030      359.24   04/07/2000    58.5      12.740        635.26
  246-02        75,200.00          0.00      03/11/2000   02/11/2030      359.38   03/11/2000    80.0      13.450        858.39
  246-02       104,000.00          0.00      03/01/2000   02/01/2030      359.00   03/01/2000    63.8      12.100      1,077.77
  246-02        94,500.00          0.00      03/01/2000   02/01/2015      179.00   03/01/2000    90.0      11.500        935.83
  246-02        53,000.00          0.00      02/12/2000   01/12/2030      358.39   03/12/2000    73.6      12.800        578.01
  246-02        49,980.04          0.00      02/26/2000   01/26/2020      238.85   03/26/2000    78.1      10.900        512.70
  246-02        34,711.95          0.00      02/07/2000   01/07/2015      178.22   03/07/2000    80.0      13.350        393.93
  246-02        66,300.00          0.00      03/02/2000   02/02/2030      359.08   03/02/2000    85.0       9.900        576.94
  246-02        22,000.00          0.00      03/01/2000   02/01/2015      179.00   03/01/2000    75.6      13.700        255.46
  246-02        62,400.00          0.00      03/01/2000   02/01/2015      179.00   03/01/2000    80.0      13.600        719.65
  246-02        71,400.00          0.00      03/09/2000   02/09/2030      359.31   03/09/2000    85.0      13.350        809.41
  246-02        40,000.00          0.00      03/09/2000   02/09/2015      179.31   03/09/2000    80.0      12.750        434.68
  246-02        26,291.59          0.00      03/01/2000   02/01/2020      239.00   04/01/2000    79.8      10.500        263.07
  246-02        72,800.00          0.00      02/26/2000   01/26/2015      178.85   03/26/2000    80.0      13.350        825.28
  246-02        79,370.00          0.00      02/12/2000   01/12/2030      358.39   03/12/2000    80.9      12.000        816.41
  246-02        17,369.90          0.00      02/04/2000   01/04/2020      238.13   03/04/2000    79.3      13.250        206.96
  246-02        92,225.63          0.00      02/13/2000   01/13/2015      178.42   03/13/2000    85.0       9.650        785.63
  246-02        53,900.00          0.00      03/02/2000   02/02/2030      359.08   03/02/2000    61.2      12.990        595.82
  246-02        41,943.72          0.00      02/28/2000   01/28/2015      178.92   03/28/2000    68.8      14.500        573.51
  246-02       112,000.00          0.00      03/01/2000   02/01/2015      179.00   03/01/2000    80.0      11.750      1,130.54
  246-02        48,875.58          0.00      03/01/2000   02/01/2015      179.00   04/01/2000    78.0      13.200        549.71
  246-02        49,199.00          0.00      03/02/2000   02/02/2015      179.08   03/02/2000    85.0      13.100        548.09
  246-02        93,200.00          0.00      03/11/2000   02/11/2015      179.38   03/11/2000    80.0      10.950        884.05
  246-02        92,000.00          0.00      03/01/2000   02/01/2020      239.00   03/01/2000    80.0       8.800        815.95
  246-02        33,986.45          0.00      02/26/2000   01/26/2030      358.85   03/26/2000    85.0      12.500        362.87
  246-02        48,000.00          0.00      03/01/2000   02/01/2030      359.00   03/01/2000    80.0      14.800        599.26
  246-02        64,000.00          0.00      03/01/2000   02/01/2030      359.00   03/01/2000    73.5      13.000        707.97
  246-02        36,970.95          0.00      02/24/2000   01/24/2015      178.78   03/24/2000    46.2      11.100        422.87
  246-02        48,700.00          0.00      03/01/2000   02/01/2030      359.00   03/01/2000    64.9      12.990        538.34
  246-02        40,035.00          0.00      03/01/2000   02/01/2015      179.00   03/01/2000    85.0      12.600        430.39
  246-02        28,200.00          0.00      02/14/2000   01/14/2015      178.45   02/14/2000    60.0      12.500        300.97
  246-02        45,375.00          0.00      03/02/2000   02/02/2030      359.08   03/02/2000    75.0      10.150        403.24
  246-02        18,000.00          0.00      03/09/2000   02/09/2015      179.31   03/09/2000    43.9      10.750        201.77
  246-02        20,941.11          0.00      03/01/2000   02/01/2030      359.00   04/01/2000    25.3      10.400        190.53
  246-02        17,471.27          0.00      03/02/2000   02/02/2030      359.08   04/02/2000    12.1       9.500        147.15
  246-02        35,939.40          0.00      02/28/2000   01/28/2015      178.92   03/28/2000    90.0      10.900        340.12
  246-02        34,500.00          0.00      03/02/2000   02/02/2020      239.08   03/02/2000    75.0      13.850        425.26
  246-02       185,300.00          0.00      03/07/2000   02/07/2015      179.24   03/07/2000    85.0      12.600      1,992.02
  246-02       261,000.00          0.00      03/01/2000   02/01/2015      179.00   03/01/2000    89.8      10.150      2,319.44
  246-02        77,329.06          0.00      12/01/1999   11/01/2029      356.00   03/01/2000    90.0      10.950        734.18
  246-02        64,395.10          0.00      02/26/2000   01/26/2015      178.85   03/26/2000    85.0      11.530        755.88
  246-02        23,240.75          0.00      04/01/2000   03/01/2030      360.00   06/01/2000    75.0      13.000        257.19
  246-02        45,000.00          0.00      03/01/2000   02/01/2015      179.00   03/01/2000    84.9      12.250        471.55
  246-02        77,350.00          0.00      03/07/2000   02/07/2030      359.24   03/07/2000    85.0      13.350        876.86
  246-02        69,200.00          0.00      02/18/2000   01/18/2030      358.59   03/18/2000    78.1      11.700        695.86
  246-02        46,750.00          0.00      03/14/2000   02/14/2030      359.47   03/14/2000    85.0      12.850        511.67
  246-02        34,850.00          0.00      03/08/2000   02/08/2020      239.28   03/08/2000    85.0      12.100        386.16
  246-02       164,968.27          0.00      02/25/2000   01/25/2030      358.82   02/25/2000    63.0      14.400      2,031.73
  246-02        60,400.00          0.00      03/01/2000   02/01/2030      359.00   03/01/2000    80.0      13.350        684.71
  246-02        39,500.00          0.00      03/01/2000   02/01/2020      239.00   03/01/2000    89.7      11.650        425.33

ALLIANCE FUNDING                                                SALE SCHEDULE - GROUP 1
A DIVISION OF SUPERIOR BANK FSB      2000-1 INITIAL POOL OF GROUP 1 FIXED RATE MORTGAGES - SETTLEMENT 3/28/2000     Page 13  3/29/00


                                                                                                                          Principal
                                                                                                               Zip        Balance at
Pool ID    Inv     Account         Name                        Address                  City            State  Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
  246-02   915    803005297   LABORD WANDA              204 THOMPSON ROAD              AUGUSTA            GA   30906      38,675.00
  246-02   915    803005420   LINDSEY THOMAS J          2210 WOODLAND AVENUE           COLUMBUS           OH   43211      52,000.00
  246-02   915    803006170   HAYES MILDRED J           639 RANCHERO DRIVE             SEBRING            FL   33870      48,000.00
  246-02   915    803007178   SUNDBERG FRED G           691 FIELDBROOK ROAD            FIELDBROOK         CA   95519     112,500.00
  246-02   915    803007210   THOMPSON EDDIE H          ROUTE 8 BOX 73                 STAUNTON           VA   24401      90,000.00
  246-02   915    803007335   BROWNE DAVE               810 EAST 168TH STREET          BRONX              NY   10459     192,000.00
  246-02   915    803008820   LIAS STEVEN S.            4683 EASTLAWN                  DETROIT            MI   48213      32,900.00
  246-02   915    803009489   GARRARD PHILLIP E         319 WEST BLAINE STREET         BRAZIL             IN   42834      41,400.00
  246-02   915    803009620   PIORKOWSKI MAREK A        923 BARTINE STREET             HARRISBURG         PA   17102      34,000.00
  246-02   915    803010859   LEGGETT LILLIAN J         RT 1 BOX 82B CHESTNUT FLAT     BELINGTON          WV   26250      51,000.00
  246-02   915    803010909   WARREN DOROTHY T          61 DOVE  TURTLE DOVE DR        DOVE KNOLL         DE   19971     126,050.00
  246-02   915    803011634   ROSARIO NANCY J           198 EAST SECOND STREET         DUNKIRK            NY   14048      24,327.00
  246-02   915    803012285   TIPTON FRED L JR          6819 HOWARD SCHOOL ROAD        MARYVILLE          TN   37801      49,300.00
  246-02   915    803013325   LEE CATHY D               310 EAST 1ST STREET            FAIRMOUNT          IN   46928      15,575.00
  246-02   915    803014687   DONALDSON LARRY L         2120 KINSMAN RD                NORTH BLOOM        OH   44450     113,050.00
  246-02   915    803015940   HOOVER DONALD A           1601 LAWTON AVENUE             INDIANAPOLI        IN   46203      10,731.00
  246-02   915    803017128   WOODS STEPHEN M           210 ROCKY AVENUE               CANTONMENT         FL   32533      59,360.00
  246-02   915    803017318   AVERY DAVID E             2539 18TH STREET SE            WASHINGTON         DC   20020      59,491.00
  246-02   915    803018399   JAMES MARY L              22 JAMES STREET EAST           DAVENPORT          FL   33837      37,800.00
  246-02   915    803020064   CARRINGTON MAJOR M        3138 SHADY GROVE CHURCH RO     VIRGILINA          VA   24598      54,000.00
  246-02   915    803020122   ONEY RETTA M              462 TRUSSUM ROAD               LAUREL             DE   19956      49,000.00
  246-02   915    803020163   SILVERA AURELIA           122 SOUTHEAST 10TH TERRACE     CAPE CORAL         FL   33990      84,600.00
  246-02   915    803020510   SEWELL JAMES K            22325 HOG CREEK ROAD           PRESTON            MD   21655      79,200.00
  246-02   915    803020890   SHORTS,JR CHARLES FRANK   603 JASMINE DRIVE              LINCOLN            DE   19960     156,000.00
  246-02   915    803022094   OAKES PATRICIA            188 COVENTRY DRIVE, UNIT H     WEST PALM B        FL   33417      17,000.00
  246-02   915    803023175   JOHNSON JAMISON L.        1316 WISNER                    SAGINAW            MI   48601      17,600.00
  246-02   915    803023449   BROWN WILLIE              170 8TH STREET NE              GRAYSVILLE         AL   35073      50,850.00
  246-02   915    803024124   NOBLE EUGENE              2976 EAST STATE ROAD 4         LAPORTE            IN   46350      51,800.00
  246-02   915    803024389   PARK ALEXANDER F          15 BRADLEY STREET              TRUMANSBURG        NY   14886      47,000.00
  246-02   915    803024827   WEST PHILLIP              1407 EAST GILBERT ST           MUNCIE             IN   47305      24,750.00
  246-02   915    803024991   COAN JOHN                 3524 NORTH COPENHAGEN DRIV     AVONDALE           AZ   85323      81,600.00
  246-02   915    803026426   SMITH CHARLES W           31850 TAYLOR GRADE ROAD        DUETTE             FL   33834      92,800.00
  246-02   915    803026483   DEISEM HOWARD J           1884 BRYN ZION ROAD            SMYRNA             DE   19977     131,396.00
  246-02   915    803026921   REID ANGELE R             3421 27TH AVE                  TEMPLE HILL        MD   20748     115,200.00
  246-02   915    803027168   MORRISON KIMBERLY L       RD 1 BOX 360 GRESSLEY ROAD     RUFFSDALE          PA   15679      63,920.00
  246-02   915    803027994   AZTARAIN ANGEL            89 COLEMAN ST #731             WEST HAVEN         CT   06519      35,700.00
  246-02   915    803028174   FORBES SANDY              114 104 227TH STREET           QUEENS VILL        NY   11411     161,500.00
  246-02   915    803028190   WILSON JOHNNY T           1212 PELHAM STREET             NORFOLK            VA   23505      71,100.00
  246-02   915    803030824   PETERS JANICE             452 EAST 9TH STREET            BROOKLYN           NY   11212     216,000.00
  246-02   915    803033133   QUILLA CARLOS             38 MAPLE STREET                CENTRAL ISL        NY   11722     108,000.00
  246-02   915    803036193   TORRES ANGELA L           1329 LAKEVIEW ROAD             LAKE WALES         FL   33853      52,500.00
  246-02   915    803037050   PLOWMAN LINCOLN L         442 4 NORTH FOREST AVENUE      INDIANAPOLI        IN   46201      66,150.00
  246-02   915    803038892   ARVIDSON CHERYL A         4854 OAKLEIGH PARKWAY          GREENWOOD          IN   46143     148,000.00
  246-02   915    803038918   CAMPBELL W SCOTT          12 LAKE STREET                 SWANTON            VT   05488     108,000.00
  246-02   915    803039197   ZIMMERMAN SONJA           1429 LAWTON AVENUE             INDIANAPOLI        IN   46203      41,600.00
  246-02   915    803039288   CHERRY ALBERT E           551 WEST DIVISION ROAD         VALPARAISO         IN   46385      92,000.00
  246-02   915    803041292   RADCLIFFE CARLTON J       3314 APACHE STREET             FORT MYERS         FL   33916      40,800.00
  246-02   915    803041367   BULLARD WINNIE E          275 RABBIT ROAD                DALEVILLE          AL   36322      52,350.00
  246-02   915    803041748   STEIN CHRISTINE           209 DENGLER STREET             PITTSBURGH         PA   15210      29,250.00
  246-02   915    803041797   LUCAS KENNETH W           4444 U.S. HWY 98 NORTH LOT     LAKELAND           FL   33809      67,500.00
  246-02   915    803043843   HORNER PAUL J             111 JACKSON DRIVE              FIRESTONE          CO   80530      70,000.00
  246-02   915    803044049   FRANKLIN LILLIE A         12564 LESLIE ROAD              LISBON             OH   44432      78,000.00
  246-02   915    803045202   EVANS DENNIS              1055 SOUTH 53RD STREET         PHILADELPHI        PA   19143      26,250.00
  246-02   915    803045509   POPE BRIAN                3836 WYALUSING AVENUE          PHILADELPHI        PA   19139      23,600.00
  246-02   915    803046192   BROWN MAXIE M             6245 FIGTREE COURT             BELTSVILLE         MD   20705     114,300.00
  246-02   915    803046622   BOLSAR MICHAEL            331 OAK STREET                 PECKVILLE          PA   18452     110,000.00
  246-02   915    803047844   DYE SONIA Y               630 WEST BROAD STREET          CLINTON            TN   37716      35,235.00
  246-02   915    803047893   ATTAWAY RONALD E          1203 EUCLID STREET             GLOBE              AZ   85501      83,700.00
  246-02   915    803048107   ENGWER JENNIFER           35 GROVE AVENUE                GLENS FALLS        NY   12801      73,800.00
  246-02   915    803050244   JOHNSON GEORGE R          1407 PENNY COURT               TAVARES            FL   32778      59,100.00
  246-02   915    803051051   SIMPSON ELMER P JR        1859 RED TOAD ROAD             PORT DEPOSI        MD   21904      91,041.00
  246-02   915    803051408   MCGHEE KENNY              912 11TH AVENUE SOUTH          ST PETERSBU        FL   33705      42,750.00
  246-02   915    803052240   ALCANTARA JOSE DAVID      438 SOUTH VINE AVENUE          GALLOWAY           NJ   08201     121,500.00
  246-02   915    803052828   DEBACA CRAIG A            1511 PALMER PARK BLVD          COLORADO SP        CO   80909     132,000.00
  246-02   915    803053842   HARVEY ERMA M             6318 COVEWOOD DRIVE            SPRING HILL        FL   34609      25,000.00
  246-02   915    803057256   BURT HENRI LOU            1328 MAPLE AVE NE              CANTON             OH   44707      43,200.00
  246-02   915    803058445   ADCOX KENNETH             185 PENN DRIVE LOT 7           LEHIGHTON          PA   18235      91,800.00
  246-02   915    803061407   LARA MIGUEL A             706 708 CLIFFORD AVENUE        ROCHESTER          NY   14621     100,000.00
  246-02   915    803061803   CAMPBELL MARGARET A       509 SOUTHEAST 3RD AVENUE       WILLISTON          FL   32696      30,000.00
  246-02   915    803062397   SINCLAIR LANA K           2226 LITTLE WASHINGTON RD      MANSFIELD          OH   44903      79,200.00
  246-02   915    803063254   BROWN ETHEL               1427 CLIFTON AVENUE            SHARON HILL        PA   19079      54,000.00

               Cut-off Date   Cut-off Date    First                                          Original   Current         Scheduled
                 Principal     Companion     Payment      Maturity      Rem         Date       LTV      Mortgage         Payment
Pool ID           Balance       Loan Bal.      Date         Date        Term        Due       Ratio       Rate          Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
  246-02         38,675.00        0.00      03/16/2000   02/16/2030    359.54    03/16/2000    58.5      11.000           368.31
  246-02         52,000.00        0.00      03/14/2000   02/14/2015    179.47    03/14/2000    80.0      12.500           554.97
  246-02         47,746.15        0.00      02/24/2000   01/24/2025    298.78    03/24/2000    80.0      13.225           549.51
  246-02        112,344.05        0.00      03/01/2000   02/01/2030    359.00    04/01/2000    90.0      11.000         1,071.36
  246-02         89,735.18        0.00      03/02/2000   02/02/2015    179.08    04/02/2000    90.0      11.200           870.72
  246-02        192,000.00        0.00      03/01/2000   02/01/2015    179.00    03/01/2000    80.0      12.750         2,397.77
  246-02         32,900.00        0.00      03/08/2000   02/08/2030    359.28    03/08/2000    70.0      12.700           356.24
  246-02         41,400.00        0.00      03/10/2000   02/10/2015    179.34    03/10/2000    90.0      10.500           378.70
  246-02         34,000.00        0.00      03/08/2000   02/08/2020    239.28    03/08/2000    75.5      11.100           353.26
  246-02         50,961.95        0.00      02/24/2000   01/24/2015    178.78    03/24/2000    65.8      12.250           534.43
  246-02        126,050.00        0.00      03/07/2000   02/07/2015    179.24    03/07/2000    70.8       9.550         1,064.50
  246-02         24,233.99        0.00      03/10/2000   02/10/2030    359.34    04/10/2000    85.0      12.500           259.63
  246-02         49,215.24        0.00      02/24/2000   01/24/2020    238.78    03/24/2000    85.0      11.500           525.75
  246-02         15,575.00        0.00      02/20/2000   01/20/2015    178.65    02/20/2000    84.9      12.250           189.44
  246-02        113,050.00        0.00      03/14/2000   02/14/2015    179.47    03/14/2000    85.0       9.050           913.70
  246-02         10,701.64        0.00      02/27/2000   01/27/2015    178.88    03/27/2000    85.0      12.500           132.26
  246-02         59,360.00        0.00      03/03/2000   02/10/2030    359.11    03/10/2000    80.0      13.500           679.92
  246-02         59,491.00        0.00      03/08/2000   02/08/2015    179.28    03/08/2000    69.9      10.850           559.81
  246-02         37,797.70        0.00      02/24/2000   01/24/2025    298.78    03/24/2000    90.0      11.650           388.38
  246-02         54,000.00        0.00      03/14/2000   02/14/2030    359.47    03/14/2000    90.0      10.650           500.03
  246-02         48,749.86        0.00      03/01/2000   02/01/2025    299.00    04/01/2000    70.0       8.750           402.85
  246-02         84,600.00        0.00      03/02/2000   02/02/2030    359.08    03/02/2000    84.6       9.900           736.18
  246-02         78,922.60        0.00      03/01/2000   02/01/2015    179.00    04/01/2000    90.0       9.900           689.19
  246-02        156,000.00        0.00      03/16/2000   02/16/2015    179.54    03/16/2000    80.0       8.250         1,171.98
  246-02         16,669.37        0.00      03/08/2000   02/08/2015    179.28    05/08/2000    62.9      10.650           189.50
  246-02         17,600.00        0.00      03/08/2000   02/08/2015    179.28    03/08/2000    80.0      11.150           201.70
  246-02         50,850.00        0.00      03/02/2000   02/02/2030    359.08    03/02/2000    90.0      10.900           480.42
  246-02         51,800.00        0.00      03/01/2000   02/01/2020    239.00    03/01/2000    54.0      11.650           557.77
  246-02         47,000.00        0.00      03/14/2000   02/14/2015    179.47    03/14/2000    52.2      10.850           442.27
  246-02         24,750.00        0.00      03/04/2000   02/04/2015    179.15    03/04/2000    75.0      10.250           269.76
  246-02         81,600.00        0.00      04/01/2000   03/01/2015    180.00    04/01/2000    72.8       9.150           834.94
  246-02         91,820.00        0.00      02/20/2000   01/20/2015    178.65    02/20/2000    80.0      12.350           979.63
  246-02        131,396.00        0.00      03/03/2000   02/03/2015    179.11    03/03/2000    89.9      10.400         1,192.12
  246-02        115,200.00        0.00      03/14/2000   02/14/2015    179.47    03/14/2000    80.0      13.250         1,296.89
  246-02         63,739.41        0.00      03/03/2000   02/03/2015    179.11    04/03/2000    80.0      12.700           692.13
  246-02         35,700.00        0.00      03/02/2000   02/02/2015    179.08    03/02/2000    85.0      10.500           326.56
  246-02        161,500.00        0.00      03/11/2000   02/11/2015    179.38    03/11/2000    85.0      12.250         1,692.35
  246-02         71,100.00        0.00      03/01/2000   02/01/2015    179.00    03/01/2000    90.0      10.150           770.58
  246-02        216,000.00        0.00      02/12/2000   01/12/2030    358.39    03/12/2000    90.0      12.300         2,271.81
  246-02        107,697.15        0.00      03/03/2000   02/03/2030    359.11    04/03/2000    90.0      10.400           979.85
  246-02         52,500.00        0.00      03/04/2000   02/04/2015    179.15    03/04/2000    75.0      12.500           560.31
  246-02         66,150.00        0.00      03/02/2000   02/02/2015    179.08    03/02/2000    90.0      11.150           637.47
  246-02        148,000.00        0.00      03/09/2000   02/09/2015    179.31    03/09/2000    80.0       8.500         1,137.99
  246-02        108,000.00        0.00      03/04/2000   02/04/2015    179.15    03/04/2000    80.0      13.250         1,215.83
  246-02         41,560.93        0.00      03/03/2000   02/03/2015    179.11    05/03/2000    80.0      11.250           404.04
  246-02         91,706.86        0.00      03/03/2000   02/03/2030    359.11    04/03/2000    73.7       9.400           766.88
  246-02         40,800.00        0.00      03/01/2000   02/01/2015    179.00    03/01/2000    80.0      14.100           486.66
  246-02         52,350.00        0.00      03/02/2000   02/02/2030    359.08    03/02/2000    75.0      13.000           579.10
  246-02         29,169.61        0.00      03/01/2000   02/01/2015    179.00    04/01/2000    45.0      10.000           256.69
  246-02         67,500.00        0.00      03/10/2000   02/10/2020    239.34    03/10/2000    90.0      10.775           686.42
  246-02         70,000.00        0.00      04/01/2000   03/01/2015    180.00    04/01/2000    48.9      12.500           747.08
  246-02         78,000.00        0.00      03/15/2000   02/15/2030    359.51    03/15/2000    75.0      10.100           690.28
  246-02         26,250.00        0.00      03/10/2000   02/10/2030    359.34    03/10/2000    75.0      12.850           287.30
  246-02         23,600.00        0.00      03/09/2000   02/09/2030    359.31    03/09/2000    80.0      11.400           231.91
  246-02        114,174.76        0.00      03/07/2000   02/07/2015    179.24    05/07/2000    90.0      10.150         1,015.76
  246-02        110,000.00        0.00      02/24/2000   01/24/2030    358.78    02/24/2000    77.4      11.800         1,114.57
  246-02         35,235.00        0.00      02/28/2000   01/28/2030    358.92    02/28/2000    90.0      11.650           352.97
  246-02         83,700.00        0.00      04/01/2000   03/01/2030    360.00    04/01/2000    90.0      10.650           775.04
  246-02         73,800.00        0.00      03/04/2000   02/04/2015    179.15    03/04/2000    90.0      11.150           711.19
  246-02         59,100.00        0.00      03/01/2000   02/01/2030    359.00    03/01/2000    80.9      12.775           643.39
  246-02         91,041.00        0.00      03/07/2000   02/07/2015    179.24    03/07/2000    72.8      11.500           901.57
  246-02         42,750.00        0.00      03/15/2000   02/15/2015    179.51    03/15/2000    75.0      12.000           513.07
  246-02        121,071.44        0.00      03/04/2000   02/04/2015    179.15    04/04/2000    90.0      11.150         1,170.86
  246-02        132,000.00        0.00      04/01/2000   03/01/2030    360.00    04/01/2000    80.0       9.750         1,134.08
  246-02         24,881.15        0.00      03/07/2000   02/07/2015    179.24    04/07/2000    36.2      11.600           293.64
  246-02         43,200.00        0.00      03/10/2000   02/10/2015    179.34    03/10/2000    80.0      10.275           387.92
  246-02         91,800.00        0.00      02/26/2000   01/26/2030    358.85    02/26/2000    87.4      12.350           969.07
  246-02        100,000.00        0.00      03/09/2000   02/09/2030    359.31    03/09/2000    73.5      10.450           911.00
  246-02         30,000.00        0.00      03/04/2000   02/04/2020    239.15    03/04/2000    75.0      12.750           346.14
  246-02         79,200.00        0.00      03/16/2000   02/16/2020    239.54    03/16/2000    89.7      10.050           766.92
  246-02         53,847.23        0.00      03/14/2000   02/14/2020    239.47    05/14/2000    90.0      10.150           526.49

ALLIANCE FUNDING                                                SALE SCHEDULE - GROUP 1
A DIVISION OF SUPERIOR BANK FSB      2000-1 INITIAL POOL OF GROUP 1 FIXED RATE MORTGAGES - SETTLEMENT 3/28/2000     Page 14  3/29/00


                                                                                                                          Principal
                                                                                                              Zip         Balance at
Pool ID    Inv     Account         Name                     Address                   City             State  Code       Origination
------------------------------------------------------------------------------------------------------------------------------------
  246-02   915    803064765   BECKFORD VIRGIL           524 16TH AVENUE SOUTH         SAINT PETER        FL   33701        38,000.00
  246-02   915    803066729   PASANEN MARK W            5074 MAPLEWOOD COURT          CALLAHAN           FL   32011        16,700.00
  246-02   915    803066851   HOLMES ITANGELLIA         380 NORTH NOGAL STREET        CLEWISTON          FL   33440        63,200.00
  246-02   915    803066885   FIGALLO EDWARD M          1917 SQUAW RUN RD             PITTSBURGH         PA   15238       384,000.00
  246-02   915    803067743   BARKER ANNETTE            3627 E 116                    CLEVELAND          OH   44105        51,000.00
  246-02   915    803067966   SANDERS SUSAN             2242 LAKE DRIVE SOUTHEAST     EAST GRAND         MI   49506       100,000.00
  246-02   915    803068147   PUL DENNIS C              1007 NE 12 STREET             FORT LAUDER        FL   33304        74,800.00
  246-02   915    803068550   PYSHER KENNETH J          202 MAIN STREET               PORTLAND           PA   18351       112,200.00
  246-02   915    803068857   HALTIGAN JAMES T          4105 SOUTHEAST 1ST COURT      CAPE CORAL         FL   33904        69,650.00
  246-02   915    803075274   WHITAKER DONALD W         8230 NANCY DRIVE SW           ARCADIA            FL   34266        42,000.00
  246-02   915    803075407   MYERS CARL                677 MCBRIDE                   DUPO               IL   62209        25,500.00
  246-02   915    803080480   NESBITT SHAWNA            1345 NW 172 TERRACE           MIAMI              FL   33169        41,000.00
  246-02   915    803080654   KRAFJACK LEONETTE D       10098 WEST 700 SOUTH          REDKEY             IN   47373        79,000.00
  246-02   915    803080738   BOSTON CHARLES C          151 LEVINE AVENUE             SAYRE              AL   35139        66,000.00
  246-02   915    803081215   BROWN WILLIAM H           3477 WALDEN AVENUE            LANCASTER          NY   14043        59,800.00
  246-02   915    803081926   WILLIAMS ANNETTE          21 SUNSET AVENUE              NEWARK             NJ   07107        62,400.00
  246-02   915    803082049   KOHAR MICHAEL J           2401 RIDGE ROAD EXT           AMBRIDGE           PA   15003        46,400.00
  246-02   915    803082890   CHAMBERLAIN JOHN F        11 NORTH 2ND STREET           DARBY              PA   19023        48,300.00
  246-02   915    803084748   CURTIS BRAD               13285 MAYFIELD                DETROIT            MI   48205        31,500.00
  246-02   915    803087105   JONES NANCY E             450 WILLOW TREE DRIVE         MELBOURNE          FL   32940        68,000.00
  246-02   915    803087170   NEDBAL BETTY A            1375 S CYPRESS LANE           FRIENDSHIP         WI   53934        50,000.00
  246-02   915    803088962   MASON JERRY LEE           19131 BURT ROAD               DETROIT            MI   48219        66,300.00
  246-02   915    803089382   KRICHBAUM TAMMIE          7705 ELTON AVE                CLEVELAND          OH   44102        29,000.00
  246-02   915    803089671   WYNNE DAVID E             1106 OAK DRIVE                LEESBURG           FL   34748        42,250.00
  246-02   915    803090653   OBREMSKI REBECCA          4121 4TH AVENUE NORTH         SAINT PETER        FL   33713        52,800.00
  246-02   915    803092733   CURRIE DEADRIA            2006 N DREXEL AVENUE          INDIANAPOLI        IN   46218        56,000.00
  246-02   915    803094101   PANNELL HARRY LEE         322 POLK STREET               LYNCHBURG          VA   24504        33,750.00
  246-02   915    803095082   MORENO ROBERT A           830 COLONIAL MANOR ROAD       NORTH HUNTI        PA   15642        68,000.00
  246-02   915    803095942   GAZZO FRANK               345 RIDGE AVENUE              NEW KENSING        PA   15068        84,150.00
  246-02   915    803097575   RUMMEL ALLEN              2875 INDIANWOOD DRIVE         SARASOTA           FL   34232        89,750.00
  246-02   915    803100064   UREN RONALD L             1461 WEST MAIN STREET         PLYMOUTH           PA   18651        45,600.00
  246-02   915    803101765   DURFEE ROGER              349 STADIUM DRIVE             MANSFIELD          OH   44906        32,000.00
  246-02   915    803102227   RODRIGUEZ BELISA          55 06 103RD STREET            CORONA             NY   11368       209,800.00
  246-02   915    803103654   HAY RICKEY A              5341 LIME RD                  GALION             OH   44833       141,400.00
  246-02   915    803104173   MANGELS MERRY N           7200 15TH COURT NORTHEAST     ST PETERSBU        FL   33702       195,500.00
  246-02   915    803106459   HURTADO JAMES             1431 NEWPORT DRIVE            MACEDONIA          OH   44056       187,200.00
  246-02   915    803106749   MYLES DIANE R             69 BEECHWOOD AVNEUE           ROOSEVELT          NY   11575       116,500.00
  246-02   915    803110030   NELSON RAPHAEL B          705 WOOD DRIVE                BROOKSVILLE        FL   34601        25,000.00
  246-02   915    803113372   DAWKINS FANNIE R          560 LOWN STREET               WEST COLUMB        SC   29169        34,000.00
  246-02   915    803118124   JOHNSON WILLIAM A         15218 FERNDALE ROAD           FERNDALE           FL   34729        44,544.00
  246-02   915    803118801   ROLLAND PAULINE L         3906 WINTON DRIVE             JACKSONVILL        FL   32208        52,000.00
  246-02   915    803125459   MEDINA SONIA              73 75 DIKEMAN STREET          WATERBURY          CT   06704        68,000.00
  246-02   915    803131184   LIPPERT GEORGE K          13214 WAGNER DRIVE            HUDSON             FL   34667        45,000.00
  246-02   915    803140490   SUTHERLAND MARC R         905 MANTON AVENUE             PROVIDENCE         RI   02909        93,000.00
  246-02   917    8000368863  CRIDER JERRY              329 DEAN STREET               ALBION             MI   49224        19,700.00
  246-02   917    8000411143  SMITH BRIAN               461 E SHORE TRAIL             SPARTA             NJ   07871       112,000.00
  246-02   917    8000449309  CARTER CLIFF              504 EAST GODFREY              PHILADELPHI        PA   19120        72,000.00
  246-02   917    8000457898  GROS STEVE L.             9860 LOTT CT NORTH            CHUNCHULA          AL   36521        11,700.00
  246-02   917    8000464001  CARABALLO JERRY           1120 KNOLLWOOD DR             TOBYHANNA          PA   18466        67,100.00
  246-02   917    8000465826  RUTLEDGE JERRY L          1456 4TH AVENUE               TERRE HAUTE        IN   47807        13,000.00
  246-02   917    8000482995  ROBERTS MARK A            1031 LOWE DR                  MARSHALL           MI   49068        87,000.00
  246-02   917    8000498801  GADDIS JOHN W             1179 VIA TENIS UNIT 31        PALM SPRING        CA   92262        90,000.00
  246-02   917    8000502008  PRISCO STEPHEN            272 DAYTON AVE                MANORVILLE         NY   11949       170,500.00
  246-02   917    8000504137  GREENBERG HOWARD          13651 ELGIN                   OAK PARK           MI   48237       112,600.00
                 -------------------------------------                                                                 -------------
                         698  Sale Total                                                                               38,046,582.00

  246-31   905    8000118987  HARRIS STEVEN M           1060 SUNRIDGE TRAIL WEST      PEVELY             MO   63070        36,600.00
  246-31   905    8000183411  LEUZZI JOHN J             2640 S HUTCHINSON ST          PHILADELPHI        PA   19148        63,500.00
  246-31   905    8000253610  KOCZAK DANIEL             468 WEST MANATEE              HAZEL PARK         MI   48030        60,000.00
  246-31   905    8000253685  MORRIS STEPHEN            110 ROGERS AVE                WEST HAMPTO        NY   11978        45,800.00
  246-31   905    8000362205  GUERRIERO JOHN            139 GLEELAND                  DEER PARK          NY   11729       144,000.00
  246-31   905    8000402688  CHANEY CHARLES C          4719 WILLESDEN RD             RICHMOND           VA   23234        50,000.00
  246-31   905    8000425564  SUMMERLIN STACEY C.       1465 CITY BRIDGE RD           WIGGINS            MS   39577       333,292.00
  246-31   905    8000438054  WHITE OLGA                21657 WEST BIRCH              LAKE VILLA         IL   60046        15,000.00
  246-31   905    8000442213  MCMILLEN LORAINE B.       771 E. 750 NORTH RD.          GIBSON CITY        IL   60936        55,800.00
  246-31   905    8000446685  ESSENFELD ALLAN           270 TRENTON PLACE             ORANGEBURG         NY   10962       250,800.00
  246-31   905    8000448160  BULNES PEDRO ROBERTO      825 JACKSON AVE               NEW ORLEANS        LA   70130        88,110.00
  246-31   905    8000454705  GORNICKI LAWRENCE A. JR   2627 WELCH AV.                NIAGRA FALL        NY   14303        40,000.00
  246-31   905    8000456262  ATNIP DUANE A             1006 NW 2ND ST                BENTONVILLE        AR   72712        76,850.00
  246-31   905    8000462161  MCCROREY PATRICK HENRY    4287 WILLIAMSON RD            ROCKHILL           SC   29730        12,650.00
  246-31   905    8000464142  KANE ROBERT C.            25 WHITEFACE INN RD           LAKE PLACID        NY   12946       206,000.00

               Cut-off Date     Cut-off Date       First                                           Original    Current    Scheduled
                 Principal       Companion        Payment     Maturity       Rem         Date        LTV       Mortgage    Payment
Pool ID           Balance         Loan Bal.        Date         Date         Term         Due       Ratio        Rate    Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
  246-02         38,000.00          0.00        03/14/2000   02/14/2030     359.47     03/14/2000    69.0       10.400      344.76
  246-02         16,700.00          0.00        03/15/2000   02/15/2015     179.51     03/15/2000    20.0       10.600      185.64
  246-02         63,200.00          0.00        03/01/2000   02/01/2030     359.00     03/01/2000    80.0       10.600      582.85
  246-02        384,000.00          0.00        03/15/2000   02/15/2020     239.51     03/15/2000    80.0        9.750    3,642.30
  246-02         51,000.00          0.00        03/16/2000   02/16/2020     239.54     03/16/2000    75.0       11.350      538.62
  246-02         99,889.92          0.00        03/01/2000   02/01/2015     179.00     04/01/2000    57.1       13.640    1,156.44
  246-02         74,739.78          0.00        03/04/2000   02/04/2030     359.15     05/04/2000    85.9       12.500      798.31
  246-02        112,200.00          0.00        03/14/2000   02/14/2015     179.47     03/14/2000    85.0       11.900    1,145.47
  246-02         69,650.00          0.00        03/04/2000   02/04/2030     359.15     03/04/2000    85.9        9.775      599.68
  246-02         41,865.45          0.00        03/02/2000   02/02/2020     239.08     04/02/2000    75.0       13.600      510.13
  246-02         25,500.00          0.00        03/14/2000   02/14/2030     359.47     03/14/2000    85.0       12.500      272.15
  246-02         40,883.86          0.00        03/02/2000   02/02/2030     359.08     04/02/2000    51.2       12.750      445.54
  246-02         79,000.00          0.00        03/07/2000   02/07/2015     179.24     03/07/2000    89.7        9.700      675.83
  246-02         66,000.00          0.00        03/01/2000   02/01/2030     359.00     03/01/2000    80.0       13.350      748.19
  246-02         59,800.00          0.00        03/08/2000   02/08/2015     179.28     03/08/2000    65.0       12.740      649.38
  246-02         62,400.00          0.00        03/01/2000   02/01/2030     359.00     03/01/2000    80.0        9.750      536.11
  246-02         46,400.00          0.00        03/02/2000   02/02/2015     179.08     03/02/2000    79.8       12.850      582.50
  246-02         48,300.00          0.00        03/04/2000   02/04/2030     359.15     03/04/2000    74.3       11.250      469.12
  246-02         31,500.00          0.00        03/03/2000   02/03/2030     359.11     03/03/2000    70.0       11.950      322.80
  246-02         67,757.27          0.00        03/08/2000   02/08/2015     179.28     04/08/2000    80.0       11.350      665.63
  246-02         50,000.00          0.00        03/11/2000   02/11/2015     179.38     03/11/2000    69.4        8.900      504.16
  246-02         66,300.00          0.00        03/15/2000   02/15/2015     179.51     03/15/2000    85.0        9.400      552.66
  246-02         29,000.00          0.00        03/14/2000   02/14/2015     179.47     03/14/2000    58.0       10.750      270.71
  246-02         42,250.00          0.00        03/16/2000   02/16/2020     239.54     03/16/2000    65.0       10.450      420.40
  246-02         52,800.00          0.00        03/16/2000   02/16/2030     359.54     03/16/2000    80.0       10.150      469.22
  246-02         56,000.00          0.00        03/09/2000   02/09/2030     359.31     03/09/2000    80.0       13.500      641.43
  246-02         33,750.00          0.00        03/15/2000   02/15/2015     179.51     03/15/2000    75.0       11.700      339.38
  246-02         67,933.83          0.00        03/08/2000   02/08/2015     179.28     05/08/2000    73.1       10.990      647.07
  246-02         84,150.00          0.00        03/11/2000   02/11/2015     179.38     03/11/2000    85.0        9.650      716.81
  246-02         89,750.00          0.00        03/02/2000   02/02/2015     179.08     03/02/2000    87.9       11.650      899.07
  246-02         45,600.00          0.00        03/15/2000   02/15/2015     179.51     03/15/2000    80.0       13.250      513.35
  246-02         32,000.00          0.00        03/16/2000   02/16/2020     239.54     03/16/2000    62.9        8.000      267.66
  246-02        209,800.00          0.00        03/07/2000   02/07/2015     179.24     03/07/2000    85.9        9.250    1,725.97
  246-02        141,400.00          0.00        03/14/2000   02/14/2015     179.47     03/14/2000    70.0        8.650    1,404.88
  246-02        195,500.00          0.00        03/14/2000   02/14/2015     179.47     03/14/2000    85.0       12.225    2,044.86
  246-02        187,200.00          0.00        03/04/2000   02/04/2030     359.15     03/04/2000    90.0       11.000    1,782.75
  246-02        116,500.00          0.00        03/15/2000   02/15/2015     179.51     03/15/2000    66.5        9.500      979.59
  246-02         25,000.00          0.00        03/14/2000   02/14/2015     179.47     03/14/2000    47.1        8.900      252.08
  246-02         34,000.00          0.00        03/15/2000   02/15/2030     359.51     03/15/2000    65.3       11.000      323.79
  246-02         44,544.00          0.00        03/16/2000   02/16/2030     359.54     03/16/2000    80.9       11.725      448.78
  246-02         52,000.00          0.00        03/16/2000   02/16/2015     179.54     03/16/2000    80.0        8.900      524.33
  246-02         68,000.00          0.00        03/07/2000   02/07/2030     359.24     03/07/2000    85.0       12.850      744.25
  246-02         45,000.00          0.00        03/16/2000   02/16/2030     359.54     03/16/2000    36.8       10.350      406.59
  246-02         93,000.00          0.00        03/14/2000   02/14/2015     179.47     03/14/2000    79.4       13.000    1,028.77
  246-02         19,659.54          0.00        01/13/2000   12/13/2019     237.40     03/13/2000    85.8       10.750      200.00
  246-02        111,871.91          0.00        03/02/2000   02/02/2030     359.08     05/02/2000    80.0        9.860      971.31
  246-02         71,918.14          0.00        03/09/2000   02/09/2030     359.31     05/09/2000    80.8        9.900      626.54
  246-02         11,700.00          0.00        02/05/2000   01/05/2010     118.16     02/05/2000    89.9       11.110      161.90
  246-02         67,018.98          0.00        03/16/2000   02/16/2030     359.54     05/16/2000    84.9        9.500      564.21
  246-02         12,970.05          0.00        02/01/2000   01/01/2020     238.00     04/01/2000    80.7       12.000      143.14
  246-02         86,897.32          0.00        03/01/2000   02/01/2030     359.00     05/01/2000    82.0        9.650      741.08
  246-02         90,000.00          0.00        03/08/2000   02/08/2020     239.28     03/08/2000    72.0        9.000      809.75
  246-02        170,309.83          0.00        02/14/2000   01/14/2030     358.45     04/14/2000    79.3       10.000    1,496.26
  246-02        112,474.41          0.00        02/28/2000   01/28/2030     358.92     04/28/2000    82.1       10.000      988.15
           -----------------------------                                    -------                ------   ----------------------
             37,982,358.75          0.00                                    238.10                   79.2       11.561  396,386.48

  246-31         35,838.30          0.00        04/24/1999   03/24/2014     168.72     02/24/2000    89.9        9.900      391.07
  246-31         61,936.87          0.00        07/25/1999   06/25/2014     171.78     03/25/2000    76.5        9.360      657.73
  246-31         59,754.90          0.00        10/01/1999   09/01/2029     354.00     03/01/2000    75.9        9.500      504.51
  246-31         45,560.08          0.00        09/24/1999   08/24/2019     233.75     02/24/2000    80.8       10.500      457.26
  246-31        143,807.36          0.00        11/18/1999   10/18/2024     295.56     02/18/2000    87.2       10.510    1,360.65
  246-31         49,224.36          0.00        01/06/2000   12/06/2029     357.17     05/06/2000    55.2       10.690      464.49
  246-31        332,514.44          0.00        02/26/2000   01/26/2030     358.85     03/26/2000    85.9        8.500    2,562.73
  246-31         14,884.66          0.00        01/20/2000   12/20/2009     117.63     03/20/2000    83.9       11.510      210.98
  246-31         55,800.00          0.00        03/04/2000   02/04/2030     359.15     03/04/2000    85.8        9.500      469.20
  246-31        250,513.16          0.00        03/04/2000   02/04/2030     359.15     05/04/2000    85.8        9.860    2,175.05
  246-31         87,945.71          0.00        03/16/2000   02/16/2025     299.54     05/16/2000    90.0        9.510      770.43
  246-31         40,000.00          0.00        03/24/2000   02/24/2025     299.80     03/24/2000    83.3       11.790      415.10
  246-31         76,769.94          0.00        03/04/2000   02/04/2030     359.15     05/04/2000    80.8       10.500      702.98
  246-31         12,650.00          0.00        03/16/2000   02/16/2015     179.54     03/16/2000    21.4       11.960      151.50
  246-31        206,000.00          0.00        03/09/2000   02/09/2030     359.31     03/09/2000    85.8        9.260    1,696.20

ALLIANCE FUNDING                                                SALE SCHEDULE - GROUP 1
A DIVISION OF SUPERIOR BANK FSB      2000-1 INITIAL POOL OF GROUP 1 FIXED RATE MORTGAGES - SETTLEMENT 3/28/2000     Page 15  3/29/00


                                                                                                                          Principal
                                                                                                             Zip         Balance at
Pool ID    Inv     Account         Name                     Address                      City         State  Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
  246-31   905    8000471154  EUDY TERRY D              303 PEE DEE AVE                 NORWOOD         NC   28128        82,300.00
  246-31   905    8000473226  EPPS TOMMY M.             1881 W NANCY LN                 PHOENIX         AZ   85401        54,263.00
  246-31   905    8000475932  YBARRA ERNESTINA C        2345 PLAZA STREET               IDAHO FALLS     ID   83402        29,000.00
  246-31   905    8000477433  GRUSELL SCOTT A           712 E 137TH AVE                 TAMPA           FL   33613        80,900.00
  246-31   905    8000482813  RUIZ MADELINE             254 W FISHER AVENUE             PHILADELPHI     PA   19120        44,100.00
  246-31   905    8000484983  RUSS WYLIE                2479 OLD RIVER RD               FORK            SC   29543        23,100.00
  246-31   905    8000485188  SCHWARTZ ROBERT A         N255 US HWY 45                  APPLETON        WI   54915        85,000.00
  246-31   905    8000485964  SCHUBERT CARLOS I         1736 N 37TH AVE                 STONE PARK      IL   60165       100,000.00
  246-31   905    8000487697  HALL JOSEPH ROBERT        110 WILLOW ST                   MIDDLESBORO     KY   40965        45,000.00
  246-31   905    8000489040  MAYES MARY LYNN           11425 HWY 72 EAST               LUMBERTON       NC   28358        64,300.00
  246-31   905    8000493869  SOUZA WILLIAM T           233 BUCHANNAN                   NEW BEDFORD     MA   02746        40,000.00
  246-31   905    8000497514  HOLT SAMUEL               9809 MERRILL                    CHICAGO         IL   60620        51,700.00
  246-31   905    8000498439  ALFORD COLT               180 4TH AVENUE                  PATAGONIA       AZ   85624        90,100.00
  246-31   905    8000498561  MARTINEZ AMADO            2316 CRAWFORD STREET            NORTH LAS V     NV   89030        90,000.00
  246-31   905    8000499940  OWEN KAREN L              2650 N JUNGLE CAMP RD           INVERNESS       FL   34453        69,500.00
  246-31   905    8000500408  SHAW MIRIAM               1416 N REDFIELD ST              PHILADELPHI     PA   19151        42,900.00
  246-31   905    8000501216  BONNER JAMES A            812 GEORGE STR                  ALTUS           OK   73521        25,000.00
  246-31   905    8000501349  ANTOSZKIEWIC VITORIA      6904 W. TURQUOISE               PEORIA          AZ   85345        82,800.00
  246-31   905    8000503410  MEYER LEMUEL G II         406 WINNER AVE                  SMITHVILLE      MO   64089        55,000.00
  246-31   905    8000507338  MARTINDALE DIANE          2074 BOWMAN RD.                 IMLAY           MI   48444       163,500.00
  246-31   905    8000507668  JOHNSON TAMMY A           419 CARY JAY BLVD               RICHMOND HG     OH   44143       135,000.00
  246-31   905    8000507809  GRANDETTI ROSEMARY C.     29051 HENNEPIN ST.              GARDEN CITY     MI   48135        45,000.00
  246-31   905    8000514193  LOMBARDI KATHLEEN ANN     2169 ROSSITER PKWAY             PLAINFIELD      IL   60544       111,600.00
  246-31   905    8000517030  PICKWOAD MIRZA            4 CEDARVILLE RD                 BLAIRSTOWN      NJ   07825        60,000.00
  246-31   905    8000526437  HALL JEFFREY R.           461 SUNSET WILLIAMSBURG RD      COLLINS         MS   39428       121,900.00
  246-31   905    8000529217  COLE PAULINE              605 BOHLAND AVE.                BELLWOOD        IL   60104       139,500.00
  246-31   905    8000529829  ROSADO JESUS              54 56 NORTHHAMPTON AVE          SPRINGFIELD     MA   01109        55,250.00
  246-31   905    8000532526  CLARK DORIS               1309 XAVIER ST                  BIRMINGHAM      AL   35224        28,000.00
  246-31   905    8000533375  PUERTAS JAMES             696 NORTH LAKESHORE DR          PROVO           UT   84601       130,500.00
  246-31   905    8000553969  RAMBERG ROGER L.          1617 KEITH ST                   EAU CLAIRE      WI   54701        97,500.00
  246-31   905    8000562325  SABALA GILBERT T. SR      723 WEST REED ST.               MOBERLY         MO   65270        40,500.00
  246-31   905    8000567662  FUCCI RICHARD A           11375 N DEROSA TERRACE          DUNNELLON       FL   34433        62,500.00
                 ---------------------------------------                                                            ---------------
                          47  Sale Total                                                                               3,824,115.00

  246-32   917    8000325335  PARTAP-SEEJA DEBRA        70 CABOTA AV                    COPIAGUE        NY   11726        33,000.00
  246-32   917    8000327950  GUTIERREZ CESAR           5319 IROQUOIS CONASHAUGH L      MILFORD         PA   18337        14,758.00
  246-32   917    8000338064  THOMAS JOANN              4944 S MIDDLEBELT RD            WESTLAND        MI   48186        25,000.00
  246-32   917    8000345028  ROBLES RAMIRO C           3801 N.87TH AVENUE              PHOENIX         AZ   85037         7,250.00
  246-32   917    8000345283  MADISON ALFRETTA Y        241 13TH AVE NE                 BIRMINGHAM      AL   35215        16,300.00
  246-32   917    8000351638  LEWIS SHIRLEY             6900 SPRIG DR                   SACRAMENTO      CA   95842         7,700.00
  246-32   917    8000352453  WELCH KATHLEEN A          225 N MILLER                    LITCHFIELD      MN   55355         8,500.00
  246-32   917    8000354715  KITHCART CARL L           13 ROBINSON                     SAVANNA         OH   44874        15,000.00
  246-32   917    8000366933  HOGAN MICHELE E           1096 ALICIA AVE                 TEANECK         NJ   07666        40,500.00
  246-32   917    8000369416  STANDRIDGE ROBERT E       3424 HWY 50                     LITTLE RIVE     SC   29566        12,300.00
  246-32   917    8000372949  FERNANDO LASANTHA S       6632 17TH AVENUE SOUTH          RICHFIELD       MN   55423        43,600.00
  246-32   917    8000374648  WEST RENEE                5276 E HAMILTON AVE             CASTLE ROCK     CO   80104        42,500.00
  246-32   917    8000378516  ALDRETE DANIEL            1415 CORNUCOPIA PLACE           TRACY           CA   95376        18,300.00
  246-32   917    8000378532  GARCIA JOSE G.            900 10TH STREET                 RACINE          WI   53403        16,748.00
  246-32   917    8000379035  FELSCHOW TAMMY R          5678 SHELT RD                   ELBA            NY   14058        48,600.00
  246-32   917    8000379910  WRONGE COLIN A            25 WILLOWBROOK LN               FREEPORT        NY   11520        29,800.00
  246-32   917    8000380405  O'LEARY NANCY             44 HICKORY CORNER RD            MILFORD         NJ   08848        15,700.00
  246-32   917    8000381551  CORREA MANUEL             27947 POMPANO AVENUE            HAYWARD         CA   94544        25,000.00
  246-32   917    8000384647  LAMBRECHT F/ LORI K.      380 WILLOW LANE RD.             OSCEOLA         WI   54020        44,200.00
  246-32   917    8000385214  SIMS ROBERT M             133 WHITTIER LANE               WINTERHAVEN     FL   33884         7,300.00
  246-32   917    8000386485  BURRELL ELIZABETH A       86 CRAMER RD                    POUGHKEEPSI     NY   12603        27,800.00
  246-32   917    8000387319  LACASSE KENNETH R         96 SLAPP HILL                   HARDWICK        VT   05843        16,000.00
  246-32   917    8000387939  LINDBERG KEITH M.         1301 CLEAR LAKE DR              WASECA          MN   56093        35,400.00
  246-32   917    8000388572  DAVIS MARY R              3669 W UNION AVENUE             DENVER          CO   80236         9,859.00
  246-32   917    8000397177  BRYANT LARRY G.           12843 W TUFTS AVE               MORRISON        CO   80465        19,600.00
  246-32   917    8000397847  ADKINS GLENN              227 PINE VALLEY LANE            SEWELL          NJ   08080        50,000.00
  246-32   917    8000399090  SOSA OLGA                 5469 PALM AVENUE                RIVERSIDE       CA   92506        11,525.00
  246-32   917    8000400443  KARAS ROBIN A.            4414 NW 52ND ST                 COCONUT CRE     FL   33073        18,700.00
  246-32   917    8000400823  WINGARD SHEILA MELTON     2236 7TH ST NE                  BIRMINGHAM      AL   35215        11,800.00
  246-32   917    8000409105  MARTINEZ GLORIA R         13812 LOMBARDY ROAD             GARDEN GROV     CA   92843        21,000.00
  246-32   917    8000412943  SCHLECHT DAVID            14 MERILINA AVE.                KINGSTON        NY   12401        14,400.00
  246-32   917    8000415979  WAINWRIGHT RICHARD        1731 ROCKY RIDGE RD             DUBLIN          GA   31021        29,200.00
  246-32   917    8000417728  WOODRING PATRICIA A       RR 1 BOX 120                    OOLOGAH         OK   74053         7,700.00
  246-32   917    8000419435  LOPEZ PHILLIP E           621 35 ROAD                     CLIFTON         CO   81520        15,000.00
  246-32   917    8000419625  CORLEY MELBA B            208 CEDARCREEK DR               NASHVILLE       TN   37211        17,000.00
  246-32   917    8000419799  MITNICK JOELAINE M        1090 REDBIRD AVE                MIAMI SPRIN     FL   33166        25,000.00
  246-32   917    8000420144  SILVAS DANIEL M.          157 SOUTH QUARTZ STREET         GILBERT         AZ   85296        18,000.00

               Cut-off Date    Cut-off Date       First                                           Original     Current    Scheduled
                 Principal      Companion        Payment      Maturity       Rem         Date        LTV      Mortgage      Payment
Pool ID           Balance        Loan Bal.         Date         Date         Term         Due       Ratio       Rate      Int & Prin
------------------------------------------------------------------------------------------------------------------------------------
  246-31         82,200.77          0.00        03/22/2000   02/22/2030     359.74     05/22/2000    89.4        9.510      692.62
  246-31         54,191.67          0.00        03/01/2000   02/01/2025     299.00     05/01/2000    80.9       12.210      579.95
  246-31         29,000.00          0.00        03/14/2000   02/14/2020     239.47     03/14/2000    36.2        9.010      261.11
  246-31         80,900.00          0.00        03/07/2000   02/07/2030     359.24     03/07/2000    80.9       12.710      876.61
  246-31         43,866.83          0.00        03/09/2000   02/09/2015     179.31     05/09/2000    90.0        9.510      460.77
  246-31         23,080.27          0.00        03/11/2000   02/11/2030     359.38     05/11/2000    48.1       12.000      237.61
  246-31         85,000.00          0.00        03/16/2000   02/16/2030     359.54     03/16/2000    57.4        9.750      730.28
  246-31        100,000.00          0.00        03/22/2000   02/22/2025     299.74     03/22/2000    51.2       10.800      965.69
  246-31         44,932.91          0.00        03/02/2000   02/02/2025     299.08     05/02/2000    85.7       11.200      447.57
  246-31         64,300.00          0.00        03/07/2000   02/07/2015     179.24     03/07/2000    89.9        9.500      671.44
  246-31         40,000.00          0.00        03/22/2000   02/22/2030     359.74     03/22/2000    25.4       10.960      379.72
  246-31         51,700.00          0.00        03/14/2000   02/14/2020     239.47     03/14/2000    80.7        9.860      494.13
  246-31         90,100.00          0.00        03/24/2000   02/24/2025     299.80     03/24/2000    85.0        9.010      756.73
  246-31         89,882.57          0.00        03/23/2000   02/23/2030     359.77     05/23/2000    90.0        9.000      724.16
  246-31         69,431.54          0.00        03/23/2000   02/23/2030     359.77     05/23/2000    78.9       10.900      656.62
  246-31         42,486.32          0.00        03/23/2000   02/23/2010     119.77     05/23/2000    85.8       10.750      584.89
  246-31         25,000.00          0.00        03/14/2000   02/14/2030     359.47     03/14/2000    71.4       11.610      249.67
  246-31         82,689.57          0.00        03/11/2000   02/11/2030     359.38     05/11/2000    90.0        8.860      657.90
  246-31         54,917.04          0.00        03/07/2000   02/07/2025     299.24     05/07/2000    85.9       11.110      543.44
  246-31        163,149.88          0.00        03/07/2000   02/07/2025     299.24     05/07/2000    74.3        8.500    1,316.55
  246-31        135,000.00          0.00        03/23/2000   02/23/2030     359.77     03/23/2000    90.0        9.260    1,111.59
  246-31         45,000.00          0.00        03/07/2000   02/07/2030     359.24     03/07/2000    43.2       10.900      425.15
  246-31        111,435.92          0.00        03/16/2000   02/16/2030     359.54     05/16/2000    90.0        8.250      838.41
  246-31         60,000.00          0.00        03/15/2000   02/15/2020     239.51     03/15/2000    27.0       10.360      593.40
  246-31        121,763.25          0.00        03/22/2000   02/22/2030     359.74     05/22/2000    85.8        9.990    1,068.86
  246-31        139,337.81          0.00        03/14/2000   02/14/2030     359.47     05/14/2000    90.0        9.750    1,198.52
  246-31         55,166.66          0.00        03/23/2000   02/23/2025     299.77     05/23/2000    85.0       11.110      545.91
  246-31         28,000.00          0.00        03/16/2000   02/16/2030     359.54     03/16/2000    51.8       11.210      271.10
  246-31        130,239.59          0.00        03/08/2000   02/08/2030     359.28     05/08/2000    90.0        8.900    1,040.66
  246-31         97,291.22          0.00        03/14/2000   02/14/2025     299.47     05/14/2000    84.7        8.500      785.10
  246-31         40,461.12          0.00        03/11/2000   02/11/2030     359.38     05/11/2000    90.0       11.090      388.45
  246-31         62,500.00          0.00        03/28/2000   02/28/2020     239.93     03/28/2000    78.1        9.000      562.33
           -----------------------------                                    ------                  -----     --------------------
              3,816,224.72          0.00                                    322.46                   80.3        9.754   34,106.82

  246-32         32,901.83          0.00        01/15/2000   12/15/2014     177.47     03/15/2000    80.7       13.710      433.06
  246-32         14,497.41          0.00        01/20/2000   12/20/2024     297.63     04/20/2000    90.0       11.010      144.75
  246-32         24,184.79          0.00        01/10/2000   12/10/2009     117.30     05/10/2000    90.0        9.500      323.49
  246-32          7,154.60          0.00        01/22/2000   12/22/2009     117.70     03/22/2000    79.9       13.210      109.15
  246-32         16,288.80          0.00        01/08/2000   12/08/2014     177.24     03/08/2000    85.7       11.960      195.21
  246-32          7,679.14          0.00        01/13/2000   12/13/2024     297.40     03/13/2000    85.8       11.510       78.32
  246-32          8,470.13          0.00        01/14/2000   12/14/2009     117.44     03/14/2000    89.8       14.980      137.03
  246-32         14,840.13          0.00        01/10/2000   12/10/2009     117.30     03/10/2000    75.6       12.000      215.21
  246-32         40,145.27          0.00        01/15/2000   12/15/2019     237.47     03/15/2000    89.9       11.510      432.18
  246-32         12,251.11          0.00        01/27/2000   12/27/2014     177.86     03/27/2000    85.8       12.920      154.98
  246-32         43,309.33          0.00        01/15/2000   12/15/2014     177.47     03/15/2000    89.9       11.110      498.57
  246-32         42,341.13          0.00        01/15/2000   12/15/2014     177.47     03/15/2000    89.9       11.760      503.53
  246-32         18,086.79          0.00        01/13/2000   12/13/2014     177.40     04/13/2000    83.5       12.710      228.06
  246-32         16,748.00          0.00        01/15/2000   12/15/2014     177.47     02/15/2000    79.9       14.600      229.83
  246-32         48,548.97          0.00        01/22/2000   12/22/2024     297.70     03/22/2000    89.9       10.510      459.22
  246-32         29,643.07          0.00        01/13/2000   12/13/2014     177.40     03/13/2000    77.9       12.060      358.80
  246-32         15,573.00          0.00        01/13/2000   12/13/2009     117.40     03/13/2000    89.9       11.920      224.52
  246-32         24,695.85          0.00        01/17/2000   12/17/2014     177.53     04/17/2000    77.5       11.110      285.88
  246-32         43,800.69          0.00        01/14/2000   12/14/2024     297.44     03/14/2000    79.9        9.860      397.29
  246-32          7,230.60          0.00        02/04/2000   01/04/2010     118.13     04/04/2000    85.9       11.000      100.56
  246-32         27,659.07          0.00        01/06/2000   12/06/2024     297.17     04/06/2000    89.9       10.110      254.78
  246-32         15,938.50          0.00        01/03/2000   12/03/2014     177.07     03/03/2000    89.6       11.510      187.01
  246-32         35,179.08          0.00        01/28/2000   12/28/2019     237.90     03/28/2000    89.9       12.000      389.78
  246-32          9,859.00          0.00        01/08/2000   12/08/2014     177.24     03/08/2000    80.9       14.500      134.62
  246-32         19,591.48          0.00        01/13/2000   12/13/2014     177.40     03/13/2000    89.9       11.110      224.13
  246-32         49,795.19          0.00        01/07/2000   12/07/2014     177.21     03/07/2000    85.3        9.760      529.99
  246-32         11,454.06          0.00        01/22/2000   12/22/2014     177.70     03/22/2000    85.9       12.110      139.15
  246-32         18,093.71          0.00        01/27/2000   12/27/2014     177.86     05/27/2000    89.7       12.150      226.24
  246-32         11,764.37          0.00        01/03/2000   12/03/2014     177.07     03/03/2000    80.9       13.000      149.30
  246-32         20,951.51          0.00        01/14/2000   12/14/2024     297.44     03/14/2000    79.9        9.860      188.76
  246-32         14,400.00          0.00        01/27/2000   12/27/2019     237.86     02/27/2000    78.1       11.510      153.67
  246-32         29,174.95          0.00        02/05/2000   01/05/2030     358.16     04/05/2000    85.8       11.900      298.11
  246-32          7,557.01          0.00        01/13/2000   12/13/2009     117.40     03/13/2000    59.8       13.340      116.52
  246-32         14,838.61          0.00        01/13/2000   12/13/2014     177.40     04/13/2000    81.7       12.050      180.51
  246-32         16,837.76          0.00        01/17/2000   12/17/2009     117.53     03/17/2000    59.9        9.900      223.72
  246-32         25,000.00          0.00        01/13/2000   12/13/2009     117.40     02/13/2000    85.8       12.710      369.01
  246-32         17,958.08          0.00        01/27/2000   12/27/2014     177.86     02/27/2000    84.3       12.960      227.27

ALLIANCE FUNDING                                                SALE SCHEDULE - GROUP 1
A DIVISION OF SUPERIOR BANK FSB      2000-1 INITIAL POOL OF GROUP 1 FIXED RATE MORTGAGES - SETTLEMENT 3/28/2000     Page 16  3/29/00


                                                                                                                          Principal
                                                                                                             Zip         Balance at
Pool ID    Inv     Account         Name                     Address                      City         State  Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
  246-32   917    8000423940  VAUGHN TAMMY D.           2099 W SILVER HILL LN           LECANTO         FL   34461         9,100.00
  246-32   917    8000424302  GUTIERREZ CELIA M         4800 CHANTILLY AVENUE           LAS VEGAS       NV   89110        12,800.00
  246-32   917    8000424567  LIRA RAMON                6645 LASSITTER ROAD             RIVERSIDE       CA   92509        22,000.00
  246-32   917    8000424948  WHITE BOB H.              53050 HIGHWAY 59                STOCKTON        AL   36579        46,000.00
  246-32   917    8000426950  SIMPSON IRENE             10840 S VERNON AVE              CHICAGO         IL   60628        21,200.00
  246-32   917    8000429681  CHAVEZ LITA E             119 ALDENGLEN DR                SOUTH SAN F     CA   94080        42,000.00
  246-32   917    8000431422  LYNCH JEFFREY R.          10327 SW 118TH ST               MIAMI           FL   33176        11,500.00
  246-32   917    8000433972  CARTER NATHANIEL          7106 S INGLESIDE AVE            CHICAGO         IL   60619        27,500.00
  246-32   917    8000435019  JANOS JEFFREY J           27 KINRY RD.                    POUGHKEEPSI     NY   12603        41,200.00
  246-32   917    8000435704  FEISTHAMEL JAMES          2135 ELBUR AVE                  LAKEWOOD        OH   44107        16,000.00
  246-32   917    8000437817  ANDERSEN TAMMY RENEE      9056 GORGE AVE                  SANTEE          CA   92071        25,000.00
  246-32   917    8000439243  LIPSCOMB JOYCE S          5081 EASY STR.                  MOBILE          AL   36619        22,000.00
  246-32   917    8000448533  HILDEBRANT ROBERT C.      420 SNOW HILL RD                NORTH HAMPT     PA   18067        53,600.00
  246-32   917    8000455645  WRIGHT LEROY              4072 TOW RD                     SHERIDAN        MI   48884        45,500.00
  246-32   917    8000463110  BRENNAN WILLIAM BRANDON   611 LOVELL AVE                  TYBEE ISLAN     GA   31328        25,000.00
  246-32   917    8000465453  PARKER DOROTHY M          125 BERGER ST                   SOMERSET        NJ   08873        30,000.00
  246-32   917    8000465990  HAGERSTRAND ROBERT D.     416 N WASHINGTON AVENUE         WAUKESHA        WI   53188        20,000.00
  246-32   917    8000467624  RAMOS JUANA R             130 SUMTER STREET               PROVIDENCE      RI   02907        37,535.00
  246-32   917    8000469117  AUGUSTSON MICHAEL L       538 INDIANA STR                 LOWELL          IN   46356        31,100.00
  246-32   917    8000471857  MOUWAKEH HALA             161 OSBORN RD                   RYE             NY   10580        30,000.00
  246-32   917    8000472517  WALSH THERESA A           325 WEEKS AVENUE                MANORVILLE      NY   11949        27,000.00
  246-32   917    8000502818  SPENCE DONALD D JR        14328 TIKI LANE                 JACKSONVILL     FL   32226        61,000.00
                  -----------------------------------                                                               ---------------
                          59  Sale Total                                                                               1,477,075.00

  246-51   900    803138734   AKIN JANE                 495 LEET ROAD                   NILES           MI   49120       206,700.00
  246-51   900    803145770   MACELLARO JOHN M          72 RUTH STREET                  PITTSBURGH      PA   15211        49,700.00
  246-51   900    5100098077  CARTER NANCY D            2211 VERMONT AVENUE             HYATTSVILLE     MD   20785        56,000.00
  246-51   900    5100102127  EDMONSON DORETHA ANN      220 ALGONQUIN STREET            BATTLE CREE     MI   49017        65,000.00
  246-51   900    5100173458  PIGAN DONALD              219 LAKE SHORE DRIVE            LEBANON         CT   06249        64,500.00
  246-51   900    5100181642  VAFIADIS ANTHONY S        5921 BROWN ROAD                 PARMA           MI   49269        66,500.00
  246-51   900    5100190247  MATTSON GERALD            203 N FRONT STREET              L'ANSE          MI   49946        68,000.00
  246-51   900    5100201556  LINDSLEY MONNIE K         13312 WILSON ROAD               NEW BUFFALO     MI   49117        63,100.00
  246-51   900    5100201598  GOODRICH DAVID            291 POTTER STREET               MULLIKEN        MI   48861        59,200.00
  246-51   900    5100201739  HAAPANEN DONALD W         405 LINCOLN AVENUE              STAMBAUGH       MI   49964        28,700.00
  246-51   900    5100201770  GROEPPER ANITA E          800 TERRACE DRIVE               CALIFORNIA      MO   65018        83,900.00
  246-51   900    5100201820  NEWHOUSE HOLLIS           206 E PULASKI AVENUE            FLINT           MI   48505        39,200.00
  246-51   900    5100201838  EDMONDS MARLYN E          4228 NORTH SHORE DRIVE          HILLSBORO       MO   63050        57,600.00
  246-51   900    5100201903  PERKINS ROBERT            4058 10 MILE ROAD               WHEATLAND       MI   49340        58,400.00
  246-51   900    5100201929  FOCKLER,JR PHILLIP ELI    320 ALLEN STREET                ALMA            MI   48801        68,500.00
  246-51   900    5100201986  JACOBSON ARNOLD M         9340 WINDBELL WAY               COLUMBIA        MD   21045       138,200.00
  246-51   900    5200059094  VALKENBURG JANICE M       1915 EAST ERICKSON ROAD         FRASER          MI   48650       117,100.00
  246-51   900    5200059219  PARKER EDNA M             4946 JULIUS BOULEVARD           WESTLAND        MI   48186        81,000.00
                  -----------------------------------                                                               ---------------
                          18  Sale Total                                                                               1,371,300.00

  246-52   916    802781799   RIPLEY THOMAS             22580 29 MILE ROAD              RAY             MI   48096        63,400.00
  246-52   916    802889733   CIAVONE JOSEPH            15814 FLANAGAN STREET           ROSEVILLE       MI   48066        17,800.00
  246-52   916    5100126126  CASE JOEL T               2804 WEST MEADOWLARK LANE       IDAHO FALLS     ID   83402        35,800.00
  246-52   916    5100140606  VINSON MAXINE             7241 W VERDE LANE               PHOENIX         AZ   85033        19,200.00
  246-52   916    5100146892  MCGIBBON JOHN P           141 N 79TH ST                   SEATTLE         WA   98103        65,300.00
  246-52   916    5100158350  EGAN CYNTHIA M            54 DOGLEG DRIVE                 MERIDEN         CT   06450        21,000.00
  246-52   916    5100159051  HEALEY DOUGLAS S          10230 WILKESON STREET SOUT      TACOMA          WA   98444        23,200.00
  246-52   916    5100162188  JUNKER MARK S             3705 SE 13TH AVENUE             PORTLAND        OR   97202        32,100.00
  246-52   916    5100166973  ZUERCHER RICHARD          22041 S BEAVERCREEK ROAD        BEAVERCREEK     OR   97004        18,900.00
  246-52   916    5100168896  BOWTON ROBERT S           3310 NE AZALEA STREET           HILLSBORO       OR   97124        28,100.00
  246-52   916    5100184018  EWERT MARY C              324 SE JACKSON COURT            LEE'S SUMMI     MO   64063        23,900.00
  246-52   916    5100195287  ANDRUCZK PAUL A           521 N GOLLOB ROAD               TUCSON          AZ   85710        34,000.00
  246-52   916    5100201325  CAMPBELL RICHARD D        13394 COVE LANDING ROAD         BISHOPVILLE     MD   21813        18,900.00
  246-52   916    5100201341  LEITELT PATRICK J         7050 MILTON AVENUE              ALANSON         MI   49706        22,100.00
  246-52   916    5200058005  HYSLOP JANE E             415 N PINE STREET               GARDNER         IL   60424        11,100.00
  246-52   916    5700264335  VAN DAM DEBBIE            5205 MAINVIEW DRIVE             MISSOULA        MT   59803        28,000.00
                  -----------------------------------                                                               ---------------
                          16  Sale Total                                                                                 462,800.00

  246-53   900    803095595   PEDERSON DALE C           713 CHARLES STREET              LA CROSSE       WI   54603        61,700.00
  246-53   900    803107085   STAVES MARY LOUISE        3826 PARRISH STREET             PHILADELPHI     PA   19104        29,700.00
  246-53   900    803113588   KELLY TIMOTHY T           11 TREELINE DRIVE               ST PAUL         MO   63366       227,700.00
  246-53   900    803139724   AIKEN THELMA W            2531 NW 16TH COURT              FORT LAUDER     FL   33311        66,100.00
  246-53   900    803152511   FAUSTINO FRANK            184 BRIMBAL AVENUE              BEVERLY         MA   01915       100,800.00
  246-53   900    803152537   SMITH STANLEY             117 EBI STREET                  AVON PARK       FL   33825        43,300.00
  246-53   900    803152701   PETELA MARY JANE F        221 WEST GLENWOOD AVENUE        WILDWOOD        NJ   08260        78,100.00
  246-53   900    803165364   LEISTER SUSAN             5743 BLAKE DRIVE                TAYLORSVILL     UT   84118        74,000.00
  246-53   900    803172113   BURNS PAULA J             123 PINE ROAD                   GRISWOLD        CT   06351       108,600.00

              Cut-off Date     Cut-off Date      First                                            Original    Current     Scheduled
                Principal       Companion       Payment      Maturity       Rem          Date       LTV       Mortgage      Payment
Pool ID          Balance         Loan Bal.        Date         Date         Term         Due       Ratio        Rate      Int & Prin
------------------------------------------------------------------------------------------------------------------------------------
  246-32         8,910.77          0.00        01/22/2000   12/22/2009     117.70     04/22/2000    89.9       13.010       135.93
  246-32        12,761.90          0.00        01/27/2000   12/27/2014     177.86     03/27/2000    77.9       13.710       167.98
  246-32        21,912.84          0.00        01/27/2000   12/27/2014     177.86     03/27/2000    86.3       10.610       244.69
  246-32        45,776.50          0.00        01/20/2000   12/20/2014     177.63     03/20/2000    81.6        9.860       490.39
  246-32        20,905.98          0.00        01/21/2000   12/21/2024     297.67     04/21/2000    89.9       11.510       215.65
  246-32        41,859.82          0.00        02/01/2000   01/01/2020     238.00     03/01/2000    69.3       13.710       513.46
  246-32        11,449.33          0.00        01/14/2000   12/14/2014     177.44     03/14/2000    71.1       10.260       125.42
  246-32        27,372.81          0.00        02/01/2000   01/01/2015     178.00     04/01/2000    67.3       11.110       314.47
  246-32        41,149.54          0.00        02/04/2000   01/04/2025     298.13     04/04/2000    80.8       12.750       456.93
  246-32        15,971.20          0.00        01/28/2000   12/28/2019     237.90     03/28/2000    89.7       11.510       170.74
  246-32        25,000.00          0.00        01/20/2000   12/20/2019     237.63     02/20/2000    70.3       12.960       292.18
  246-32        22,000.00          0.00        02/01/2000   01/01/2020     238.00     03/01/2000    80.5       11.710       237.81
  246-32        53,259.24          0.00        01/28/2000   12/28/2024     297.90     03/28/2000    80.8       11.000       525.34
  246-32        45,479.71          0.00        02/13/2000   01/13/2020     238.42     03/13/2000    85.8       12.250       508.95
  246-32        24,685.24          0.00        01/15/2000   12/15/2014     177.47     03/15/2000    58.7       11.510       292.21
  246-32        29,900.19          0.00        02/01/2000   01/01/2025     298.00     04/01/2000    68.1       11.750       310.44
  246-32        19,954.48          0.00        02/01/2000   01/01/2020     238.00     04/01/2000    85.7       12.110       221.75
  246-32        37,535.00          0.00        02/05/2000   01/05/2030     358.16     03/05/2000    89.9       11.050       358.87
  246-32        31,100.00          0.00        01/17/2000   12/17/2024     297.53     03/17/2000    85.7       11.960       326.63
  246-32        29,844.48          0.00        01/28/2000   12/28/2009     117.90     02/28/2000    62.3       10.360       402.46
  246-32        26,904.39          0.00        01/22/2000   12/22/2014     177.70     03/22/2000    90.0       11.510       315.58
  246-32        60,908.53          0.00        02/26/2000   01/26/2025     298.85     03/26/2000    84.7        8.860       506.07
          -----------------------------                                    ------                 --------------------------------
             1,469,084.97          0.00                                    222.45                  82.4        11.478    16,636.16

  246-51       205,847.95          0.00        04/06/2000   01/28/2015     180.16     06/01/2000    92.2       10.875     2,153.38
  246-51        49,700.00          0.00        04/01/2000   03/01/2015     180.00     04/01/2000    74.1        9.875       530.28
  246-51        55,836.57          0.00        01/05/2000   11/13/2019     237.14     03/29/2000    65.8       11.750       560.14
  246-51        64,878.61          0.00        03/01/2000   02/01/2020     239.00     05/01/2000    86.6       12.625       744.23
  246-51        64,347.72          0.00        04/06/2000   01/28/2020     240.16     06/01/2000    45.5       10.250       584.40
  246-51        65,868.13          0.00        04/06/2000   02/03/2010     120.16     06/01/2000    54.9        9.125       781.61
  246-51        67,157.17          0.00        04/06/2000   02/14/2008      96.16     06/01/2000    68.0       10.500       968.95
  246-51        62,791.25          0.00        03/06/2000   01/19/2015     179.21     05/01/2000    57.3        9.000       590.69
  246-51        59,161.97          0.00        03/06/2000   12/31/2029     359.21     05/01/2000    78.9       11.125       525.55
  246-51        28,669.34          0.00        04/01/2000   03/01/2030     360.00     06/01/2000    84.4        9.125       233.51
  246-51        82,961.16          0.00        04/06/2000   01/28/2009     108.16     06/01/2000    76.2        9.000     1,048.65
  246-51        38,998.32          0.00        04/06/2000   01/29/2014     168.16     06/01/2000    89.0        9.875       398.23
  246-51        57,075.43          0.00        04/06/2000   02/09/2010     120.16     06/01/2000    76.8        9.875       698.83
  246-51        58,369.05          0.00        04/06/2000   01/15/2030     360.16     06/01/2000    73.0       12.000       554.48
  246-51        68,452.25          0.00        04/06/2000   01/17/2030     360.16     06/01/2000    61.7       10.750       590.22
  246-51       136,886.83          0.00        04/06/2000   02/11/2010     120.16     06/01/2000    73.9        9.125     1,624.35
  246-51       116,996.16          0.00        04/06/2000   01/07/2030     360.16     06/01/2000    83.6        9.625       918.72
  246-51        80,951.04          0.00        04/01/2000   02/15/2030     360.00     06/01/2000    90.0       11.775       819.17
          -----------------------------                                    ------                 --------------------------------
             1,364,948.95          0.00                                    222.15                  75.9        10.341    14,325.39

  246-52        63,275.13          0.00        01/05/2000   11/13/2019     237.14     03/01/2000    92.1       11.625       629.10
  246-52        17,791.60          0.00        02/05/2000   12/04/2027     334.16     04/01/2000    82.5       13.750       192.45
  246-52        35,469.30          0.00        03/06/2000   01/25/2010     119.21     05/01/2000    60.1        9.625       429.80
  246-52        19,158.24          0.00        02/05/2000   12/14/2019     238.16     04/01/2000    83.5       10.875       181.41
  246-52        65,018.33          0.00        02/01/2000   12/22/2009     118.00     03/28/2000    32.5       10.750       821.65
  246-52        20,937.67          0.00        02/05/2000   12/14/2019     238.16     04/29/2000    91.3       11.625       208.38
  246-52        23,150.35          0.00        02/05/2000   12/14/2019     238.16     04/01/2000    74.2       11.000       221.03
  246-52        32,020.44          0.00        02/05/2000   12/14/2019     238.16     04/01/2000    83.5        9.875       283.47
  246-52        18,869.09          0.00        02/05/2000   12/14/2019     238.16     04/01/2000    86.1       13.000       204.38
  246-52        27,844.09          0.00        02/05/2000   12/26/2009     118.16     04/01/2000    85.3        9.875       340.92
  246-52        23,874.83          0.00        02/05/2000   12/07/2024     298.16     04/01/2000    91.5       11.625       226.25
  246-52        33,923.45          0.00        02/01/2000   12/16/2014     178.00     02/29/2000    80.8        9.875       334.82
  246-52        18,856.10          0.00        02/05/2000   12/14/2019     238.16     04/01/2000    84.6       10.375       172.70
  246-52        21,909.94          0.00        02/05/2000   12/26/2009     118.16     04/01/2000    90.0       10.875       279.51
  246-52        10,993.03          0.00        01/05/2000   11/25/2009     117.14     03/01/2000    91.3        8.875       129.08
  246-52        27,741.36          0.00        03/06/2000   01/25/2010     119.21     05/01/2000    53.5        9.625       336.15
          -----------------------------                                    ------                ---------------------------------
               460,832.95          0.00                                    191.29                  74.7        10.794     4,991.10

  246-53        61,605.76      6,513.00        04/06/2000   01/12/2026     312.16     06/01/2000    78.1        8.875       468.18
  246-53        29,666.69      2,046.00        04/06/2000   01/01/2030     360.16     06/01/2000    84.8        8.500       210.79
  246-53       227,444.71     11,439.00        04/06/2000   01/04/2030     360.16     06/01/2000    85.9        8.500     1,616.04
  246-53        66,044.41      7,929.00        04/06/2000   01/17/2030     360.16     06/01/2000    88.1        9.875       529.80
  246-53       100,692.66      2,967.00        04/06/2000   01/15/2030     360.16     06/01/2000    55.3        8.750       731.95
  246-53        43,266.35      4,659.00        04/01/2000   03/01/2030     360.00     06/01/2000    83.2       10.626       400.17
  246-53        77,873.01      7,561.00        04/06/2000   01/28/2020     240.16     06/01/2000    78.1        8.625       631.28
  246-53        73,917.03      3,262.00        04/06/2000   01/17/2030     360.16     06/01/2000    51.0        8.500       525.20
  246-53       108,478.24      6,240.00        04/06/2000   01/17/2030     360.16     06/01/2000    64.2        8.500       770.76

ALLIANCE FUNDING                                                SALE SCHEDULE - GROUP 1
A DIVISION OF SUPERIOR BANK FSB      2000-1 INITIAL POOL OF GROUP 1 FIXED RATE MORTGAGES - SETTLEMENT 3/28/2000     Page 17  3/29/00


                                                                                                                          Principal
                                                                                                             Zip         Balance at
Pool ID    Inv     Account         Name                     Address                      City         State  Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
  246-53   900    803174283   MARTIN MAX W              221 EAST 4TH AVENUE             SISSETON        SD   57262        49,800.00
  246-53   900    5100061943  MOSLEY CHARLES L          131 SOUTH BROADWAY              LOOMIS          WA   98827        93,500.00
  246-53   900    5100067874  PIGUE DEBORAH L           6 STEVE ROAD                    LUEBBERING      MO   63061       151,300.00
  246-53   900    5100096816  ROBERTSON CYNTHIA         1024 S REGAN STREET             HOMINY          OK   74035        49,700.00
  246-53   900    5100124329  BALDASARE SUZANNE E       128 STONYBROOK ROAD             FAIRFIELD       CT   06430       350,000.00
  246-53   900    5100157915  CUDA ANTHONY J            284 AMSTERDAM AVENUE            BRIDGEPORT      CT   06606        86,000.00
  246-53   900    5100201689  WILLIAMS BETTY J          5229 N STATE ROAD               DAVISON         MI   48423       102,900.00
  246-53   900    5100201879  WUMMEL JOAN               6807 RIDGE ROAD                 JOHANNESBUR     MI   49751        52,000.00
  246-53   900    5100201952  HE PING                   101 103 MORSE AVENUE            GROTON          CT   06340       127,600.00
  246-53   900    5200059185  ATHMANN KAREN S           9477 WOODCREST LANE             BECKER          MN   55308       155,900.00
  246-53   900    5200059193  VERCRUYSSE JEAN MARC      57 DILLA STREET                 MILFORD         MA   01757       123,700.00
  246-53   900    5200059243  WHEELER MARY E            598 SOUTHWICK ROAD              WESTFIELD       MA   01085       158,700.00
  246-53   900    5200059268  CUMMINS ALBERT H          518 MERILINE AVENUE             NEW CASTLE      PA   16101        32,000.00
  246-53   900    5200059276  MACKLEM DELLA G           1222 EAST 13TH STREET           EDDYSTONE       PA   19022        57,400.00
  246-53   900    5200059284  SALTERS NORMAN DOUGLAS    622 BOSKER AVENUE               KALAMAZOO       MI   49007        56,900.00
  246-53   900    5700104952  KELLY,JR SIM D            114 JACKSON STREET              LILESVILLE      NC   28091        68,000.00
  246-53   900    5700112419  SUMNER KURT D             520 PARK AVENUE                 SAC CITY        IA   50583        18,800.00
  246-53   900    5700311904  AIKEN THELMA W            1825 NORHTWEST 24TH TERRAC      FORT LAUDER     FL   33311        60,900.00
  246-53   900    5700355216  WOOLVERTON ROY DALE       9014 HARDWOOD LANE              TALLAHASSEE     FL   32311        43,400.00
  246-53   900    5700357766  SCHONACHER DAVID M        321 SAND RIDGE DRIVE            VALRICO         FL   33594       104,500.00
                 ---------------------------------------                                                            ---------------
                          29  Sale Total                                                                               2,733,000.00

  246-54   916    802828483   SHULDA EDWARD J           14313 FREMONT AVENUE NORTH      SEATTLE         WA   98133        26,100.00
  246-54   916    802901520   MITEA GISELA H            27977 BRANDYWINE ROAD           FARMINGTON      MI   48334        19,200.00
  246-54   916    5100112506  SCHRUM RHONDA L           9900 COMMONWEALTH PLACE         OKLAHOMA CI     OK   73159        57,800.00
  246-54   916    5100153153  ZARNICK KAREN M           3103 CASS LAKE AVENUE           KEEGO HARBO     MI   48320       125,000.00
  246-54   916    5200001039  OLNEY PAMELA M            62 STEPPING STONE LANE          ORCHARD PAR     NY   14127        50,800.00
  246-54   916    5200058245  O'NEAL FLORENCE           98 WOODLORE CIRCLE              LITTLE ROCK     AR   72211        21,800.00
  246-54   916    5200058401  KIMLER WILLIAM C          2000 NEW JERSEY AVENUE          HADDON HEIG     NJ   08035        45,000.00
  246-54   916    5200058757  DUCHENEAUX BOYD J         8385 SW 41ST PLACE ROAD         OCALA           FL   34481        64,300.00
  246-54   916    5700292062  HIRSCH JAMES B            35 QUEENSBROOK ROAD             PEMBROKE        MA   02359        17,900.00
  246-54   916    5700324659  BECKER SANDRA M           396 WEST 19TH STREET            COCHRANE        WI   54622         9,200.00
                 ---------------------------------------                                                            ---------------
                          10  Sale Total                                                                                 437,100.00

                       1,153  Grand Total Group 1                                                                     65,440,801.00

                  Cut-off Date   Cut-off Date     First                                          Original    Current     Scheduled
                   Principal      Companion      Payment      Maturity      Rem         Date       LTV       Mortgage      Payment
Pool ID             Balance        Loan Bal.       Date         Date        Term        Due       Ratio        Rate      Int & Prin
-----------------------------------------------------------------------------------------------------------------------------------
  246-53           49,800.00        2,441.00    04/01/2000   03/01/2030    360.00    04/01/2000    59.7        8.500        382.92
  246-53           92,971.72        9,314.31    05/01/1999   04/01/2029    349.00    03/01/2000    85.0        9.000        752.32
  246-53          150,773.06       22,629.89    05/01/1999   04/11/2029    349.00    02/11/2000    85.0        7.880      1,097.55
  246-53           49,221.07        5,348.00    04/06/2000   02/01/2010    120.16    06/01/2000    89.5        8.875        577.95
  246-53          349,743.85       28,660.00    04/06/2000   01/17/2030    360.16    06/01/2000    81.3       10.525      2,961.21
  246-53           85,903.58        6,922.00    04/06/2000   01/11/2030    360.16    06/01/2000    56.2        8.500        610.36
  246-53          102,802.95            0.00    03/06/2000   01/06/2025    299.21    05/01/2000    85.7       12.250      1,017.93
  246-53           51,941.69        5,283.00    04/06/2000   01/17/2030    360.16    06/01/2000    38.5        8.500        369.06
  246-53          127,456.93        4,594.00    04/06/2000   01/16/2030    360.16    06/01/2000    77.3        8.500        905.61
  246-53          155,761.75       13,598.00    04/06/2000   01/07/2030    360.16    06/01/2000    86.6        9.625      1,223.13
  246-53          123,329.03       10,349.00    04/06/2000   01/21/2020    240.16    06/01/2000    85.3        8.375        981.80
  246-53          158,700.00       15,065.00    04/01/2000   01/09/2030    360.00    04/01/2000    84.8        8.525      1,128.93
  246-53           31,824.43        4,983.00    04/01/2000   03/01/2015    180.00    06/01/2000    80.0        8.625        317.47
  246-53           57,359.98        5,954.00    04/06/2000   01/09/2030    360.16    06/01/2000    84.4       10.750        494.58
  246-53           56,852.14        5,915.00    04/06/2000   01/09/2030    360.16    06/01/2000    84.9        9.875        456.06
  246-53           67,928.50        7,427.00    04/06/2000   01/08/2030    360.16    06/01/2000    86.0        8.811        496.51
  246-53           18,766.26        2,308.94    11/29/1999   09/24/2029    355.92    04/17/2000    64.6       10.750        161.99
  246-53           60,739.04        6,226.00    04/06/2000   01/15/2020    240.16    06/01/2000    78.0        9.375        519.37
  246-53           43,364.22            0.00    03/06/2000   01/06/2025    299.21    05/01/2000    68.8       13.000        451.80
  246-53          104,205.70       10,009.01    04/06/2000   01/14/2020    240.16    06/01/2000    88.5        8.875        860.06
               -----------------------------                               ------                ---------------------------------
                2,728,434.76      219,643.15                               332.24                 78.6         9.245     21,650.78

  246-54           25,848.14        1,796.00    01/05/2000   11/19/2014    177.14    03/01/2000    84.6        8.875        242.54
  246-54           19,071.35        1,117.44    03/06/2000   01/23/2012    143.21    05/01/2000    44.7       10.000        211.77
  246-54           57,513.98        6,642.00    01/05/2000   11/19/2014    177.14    03/01/2000    90.5        8.875        537.12
  246-54          124,893.64       11,200.00    03/06/2000   01/03/2028    335.21    05/01/2000    82.7       10.875      1,098.63
  246-54           50,685.52        3,942.08    02/05/2000   12/10/2022    274.16    04/01/2000    84.6        8.275        380.42
  246-54           21,751.78        2,345.68    02/05/2000   12/14/2019    238.16    04/01/2000    79.1       10.750        204.28
  246-54           44,873.27        4,842.00    03/06/2000   01/13/2020    239.21    05/01/2000    89.2        8.875        370.36
  246-54           63,902.22        5,740.00    03/06/2000   01/23/2012    143.21    05/01/2000    91.8       11.125        748.30
  246-54           17,753.66        1,926.04    02/05/2000   12/26/2009    118.16    04/01/2000    80.2       11.750        234.63
  246-54            9,187.44          713.92    02/05/2000   12/07/2024    298.16    04/01/2000    68.9       10.125         77.91
               -----------------------------                               ------                ---------------------------------
                  435,481.00       40,265.16                               236.89                 83.8         9.995      4,105.96

               65,333,204.47      259,908.31                               251.92                 78.8        11.365    671,012.80

                                  EXHIBIT H-2

                       MORTGAGE LOAN SCHEDULE FOR GROUP 2

ALLIANCE FUNDING                                                 PAGE 1 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                                                                                       Principal
                                                                                                              Zip      Balance at
Pool ID  Inv     Account       Name                        Address                       City         State  Code     Origination
------------------------------------------------------------------------------------------------------------------------------------
331-01   901    800837171   JESSIE PRESTON              1810 WEST ROCKLAND STREET     PHILADELPHI       PA   19140       34,000.00
331-01   901    801182551   HUNTER ALICIA S             22 B OXFORD VILLAGE           EGG HARBOR        NJ   08234       45,050.00
331-01   901    801653833   BOYD BETTY J                300 IRBY ROAD                 SPARTANBURG       SC   29301       75,000.00
331-01   901    801956269   YOUNTS MARTIN K             112 BOLENDER ROAD             AUBURNDALE        FL   33823       75,200.00
331-01   901    802153866   KIMMEL BETH A               22 FOX RUN DRIVE              WHITE HAVEN       PA   18661       39,000.00
331-01   901    802195016   LESLIE DELROY S             938 EAST 223RD STREET         BRONX             NY   10466      225,000.00
331-01   901    802244962   UZZELL BETTIE               1302 EDGERTON STREET          GOLDSBORO         NC   27530       48,450.00
331-01   901    802275339   MORRIS PETER                205 SOUTH TENTH STREET        LINDENHURST       NY   11757      163,500.00
331-01   901    802332130   FLOWER KIMBERLY J           2181 HOFFMAN LANE             SCHENECTADY       NY   12306       60,000.00
331-01   901    802367904   DANIELS CHERYL A            501 S DAVIS STREET            ALBANY            GA   31701       36,750.00
331-01   901    802389544   MACIAS AUSNCIO              600 WEST CANAL STREET         ANSONIA           OH   45303       44,100.00
331-01   901    802417907   MASIELLO CHRISTY            18A MELISSA STREET            STATEN ISLA       NY   10314       79,110.00
331-01   901    802430652   DAY EARL                    601 EAST THIRD STREET         PLAINFIELD        NJ   07060       76,000.00
331-01   901    802438952   SMITH PHEBE                 3326 RUCKLE STREET            INDIANAPOLI       IN   46268       60,000.00
331-01   901    802450866   SANDERS RACHEL              2389 DEEP SHOALS CIRCLE       DECATUR           GA   30034       79,050.00
331-01   901    802471102   CARR KIMBERLY R             901 29TH STREET NORTH         SAINT PETER       FL   33713       69,957.00
331-01   901    802480954   BELL THERESA A              169 LINDSEY COURT             FRANKLIN PA       NJ   08823       30,000.00
331-01   901    802494799   CHURCH FRANCES E            320 WISE ST                   HOPKINS           MI   49328       59,800.00
331-01   901    802516328   RUSSELL SUSAN F             186 MILL MOUNTAIN ROAD        DRUMS             PA   18222       34,000.00
331-01   901    802520338   YOUNG KENNETH               93 6 BALANCE ROCK ROAD        SEYMOUR           CT   06483       44,625.00
331-01   901    802539338   MILLER DAVID T              25 OLD RIDGE ROAD             SOUTH BRUNS       NJ   08852      131,000.00
331-01   901    802548032   PATTERSON GLENDA            164 HENNINGS PLACE            CARTHAGE          NC   28327       69,600.00
331-01   901    802583088   ANDERSON ROSLYN             2793 A STARR ROAD             MORROW            GA   30260       63,750.00
331-01   901    802605584   HEATHCOTE CAROL A           714 HICKORY LANE              FORT MEADE        FL   33841       64,800.00
331-01   901    802609370   MIDDLETON THOMAS E          HC 1 BOX 1785 ROBERTS ROAD    STARLIGHT         PA   18461       58,500.00
331-01   901    802616284   LEBOEUF ROBERT R JR         18 FRANKLIN TERRACE           SOUTHBRIDGE       MA   01550       52,000.00
331-01   901    802626531   RILEY JUDY A                106 WEST 3RD AVENUE           RUNNEMEDE         NJ   08078       83,500.00
331-01   901    802675603   BUTTS COURTNEY              257 CHANDLER ROAD             BLOUNTSVILL       AL   35031       58,225.00
331-01   901    802693762   BEARD DAVID M               1606 6TH AVENUE               TERRE HAUTE       IN   47807       51,000.00
331-01   901    802704502   BERDEJO MARTA               13 DARTMOUTH AVENUE APT 1A    BRIDGEWATER       NJ   08807       62,400.00
331-01   901    802715979   WIDMER WILLIAM JR           RR2 BOX 187 ROUTE 940         WHITE HAVEN       PA   18661       62,250.00
331-01   901    802729111   BURTON JEREMIAH             60 NEWPORT AVENUE             SOMERSET          NJ   08873      116,600.00
331-01   901    802731778   HOLLAND VANESSA G           1124 MASTER STREET            PHILADELPHI       PA   19122       50,750.00
331-01   901    802758300   BASKIN WILLIAM J            604 CRAWFORD AVENUE           SYRACUSE          NY   13224       63,750.00
331-01   901    802763409   PENG WILFORD XINE           1744 WASHINGTON STREET        NEWTON            MA   02165      449,650.00
331-01   901    802767079   KNOPP RANDY                 13559 MCLISH ST               MILLERSPORT       OH   43046       51,000.00
331-01   901    802780601   UPSHAW CORNELIUS            1830 TIBBETS AVENUE           SPRINGFIELD       OH   45506       48,450.00
331-01   901    802781690   DUNN KEVIN                  5718 FENTON                   DEARBORN HE       MI   48127       93,500.00
331-01   901    802794529   ZUMBADO ERNESTO             72 HAMILTON ROAD              HILLSBOROUG       NJ   08876      171,000.00
331-01   901    802822965   FERRY RONALD V              171 CLIFTON DR NE             WARREN            OH   44482       71,920.00
331-01   901    802822999   OILE SAUNDRA                819 ST CLAIR STREET           PORT HURON        MI   48060       55,200.00
331-01   901    802839605   HOLGATE GREGORY J           1367 LAYTON ROAD              CLARKS SUMM       PA   18411       63,000.00
331-01   901    802839795   ISBELL JENNIFER L           3321 EAST 5TH STREET          DAYTON            OH   45403       55,250.00
331-01   901    802855403   GARNETT PETER N             262 BLUEGRASS COURT           ANGIER            NC   27501      127,920.00
331-01   901    802869602   CHELLIS JAMES L             51 KELLERSBURG ROAD           TUNKHANNOCK       PA   18657       51,000.00
331-01   901    802873620   PLATTO ALICE M.             720 SW 38 TERRACE             FORT LAUDER       FL   33312       24,000.00
331-01   901    802883892   PRINCE DONALD J             3 WOODHENGE CIRCLE            LONDONDERRY       NH   03053      161,910.00
331-01   901    802887679   ROBINSON MICHAEL E          4 EDGEWOOD ROAD               PORTSMOUTH        NH   03801      136,000.00
331-01   901    802889790   WILKINS ALBERT LEE          400 HICKS MILL ROAD           OXFORD            NC   27565       34,000.00
331-01   901    802891796   WINGLER HARVEY              219 GOAT HILL ROAD            PEACH BOTTO       PA   17563      126,000.00
331-01   901    802893354   COTA SEBASTIAO B            91 HOWE STREET                MARLBOROUGH       MA   01752      141,950.00
331-01   901    802907055   CUNNINGHAM LARRY            1126 VICTORY AVENUE           PLAINFIELD        NJ   07060      140,160.00
331-01   901    802908285   NOBILE JOHN                 101 PIDGEONHILL ROAD          HUNINGTON         NY   11746      289,000.00
331-01   901    802910653   SEGO BRENDA L               522 YALMER RD                 SKANDIA           MI   49885       61,200.00
331-01   901    802910869   CANNONE PHILLIP J           211 TOWN BANK ROAD            NORTH CAPE        NJ   08204       56,000.00
331-01   901    802913525   PETERSON BETTY A            1236 WINDSOR AVENUE           DAYTON            OH   45407       25,600.00
331-01   901    802918425   MORINA SAMI                 44 NORTH SHERIDAN STREET      MCADOO            PA   18237       34,800.00
331-01   901    802926972   GRAY ROBERT                 1891 NW 27TH STREET           FORT LAUDER       FL   33311       68,000.00
331-01   901    802927004   GILES PAMALA E              9197 TAYLOR RD SW             REYNOLDSBUR       OH   43068       82,800.00
331-01   901    802928838   ALDEN DENISE                1513 HIGH STREET              LANSING           MI   48906       21,250.00
331-01   901    802929778   SANDERS ANTONIO             1326 DEWEY STREET             MACON             GA   31206       39,950.00
331-01   901    802931303   BARROW REGINALD N           1092 EAST 177TH STREET        CLEVELAND         OH   44119       10,200.00
331-01   901    802931394   DI FIORE UMBERTO G          74 WALLACE STREET             RED BANK          NJ   07701       91,700.00
331-01   901    802934687   DISIMONI DONATO M            06 OAK STREET                OLD FORGE         PA   18518       48,000.00
331-01   901    802940577   RUSSELL BARBARA L           1800 HILLSDALE AVENUE         DAYTON            OH   45414       52,500.00
331-01   901    802945675   PARR LEWIS S                190 WEST PARKER STREET        SCRANTON          PA   18508       33,830.00
331-01   901    802946525   CARLL IRWIN                 201 FEDERAL AVE               HOUGHTON LA       MI   48629       54,000.00
331-01   901    802948455   HOGENSON DOUGLAS B          1723 SOUTH 373RD PLACE        FEDERAL WAY       WA   98003      189,600.00
331-01   901    802949925   CASH ROBERT W               610 EAST WASHINGTON STREET    LAGRO             IN   46941       40,950.00
331-01   901    802952671   SZCZYPTA BRUCE J            1604 HOLTZ ROAD               ENOLA             PA   17025       56,000.00
331-01   901    802952705   DESHONG VELMA V             5200 OAHU COURT               CAMP SPRING       MD   20748      133,633.00
331-01   901    802954875   WATSON PAUL A               2805 NW 4TH AVENUE            CAPE CORAL        FL   33993       81,600.00
331-01   901    802964361   STEVENS KEVIN               3420 EAST CAMBRIDGE AVE       PHOENIX           AZ   85008       97,200.00
331-01   901    802970665   POOLE LEONARD J. JR         1690 SOUTH GREEN RIVER ROA    COWPENS           SC   29330      164,000.00
331-01   901    802972158   STEWART BERNICE B           116 JORDAN STREET             CRYSTAL SPR       MS   39059       22,550.00
331-01   901    802972596   JOHNSON DONALD W            1044 S 4TH STREET             CLINTON           IN   47842       28,000.00

                            Cut-off Date      First                 Initial   Minimum    Maximum
                              Principal      Payment    Maturity    Mortgage  Mortgage  Mortgage   Gross
Pool ID  Inv     Account       Balance        Date        Date        Rate      Rate      Rate     Margin
----------------------------------------------------------------------------------------------------------
331-01   901    800837171       33,722.04   08/01/1998  07/01/2028    10.500     9.500    16.500     6.250
331-01   901    801182551       44,716.14   12/01/1998  11/01/2028     9.750     8.750    15.750     6.625
331-01   901    801653833       74,849.86   06/01/1999  05/01/2029    13.000    13.000    19.000     9.500
331-01   901    801956269       75,040.96   07/01/1999  06/01/2029    12.500    11.500    18.500     8.875
331-01   901    802153866       38,902.58   10/01/1999  09/01/2029     9.500     8.500    15.500     5.500
331-01   901    802195016      224,451.67   09/01/1999  08/01/2029    10.500     9.500    16.500     7.250
331-01   901    802244962       48,269.29   03/01/1999  02/01/2029    11.875    10.875    17.875     7.500
331-01   901    802275339      163,229.53   11/01/1999  10/01/2029    10.375     9.375    16.375     6.250
331-01   901    802332130       59,966.36   02/01/2000  01/01/2030     8.875     7.875    14.875     4.625
331-01   901    802367904       36,699.66   11/01/1999  10/01/2029    11.250    10.250    17.250     6.750
331-01   901    802389544       44,043.02   12/01/1999  11/01/2029    11.250    10.250    17.250     7.000
331-01   901    802417907       79,019.84   01/01/2000  12/01/2029    10.750     9.750    16.750     6.500
331-01   901    802430652       75,917.95   12/01/1999  11/01/2029    11.000    10.000    17.000     7.150
331-01   901    802438952       59,913.26   11/01/1999  10/01/2029    11.000    10.000    17.000     6.500
331-01   901    802450866       78,952.71   11/01/1999  10/01/2029    11.750    10.750    17.750     7.125
331-01   901    802471102       68,644.16   12/01/1999  11/01/2029    11.500    10.500    17.500     7.125
331-01   901    802480954       29,982.75   01/01/2000  12/01/2029    12.000    11.000    18.000     7.025
331-01   901    802494799       59,800.00   03/01/2000  02/01/2030    12.875    11.875    18.875     8.150
331-01   901    802516328       33,972.12   01/01/2000  12/01/2029    10.375     9.375    16.375     5.950
331-01   901    802520338       44,452.35   12/01/1999  11/01/2029    10.625     9.625    16.625     6.400
331-01   901    802539338      130,852.58   01/01/2000  12/01/2029     8.875     7.875    14.875     4.800
331-01   901    802548032       69,524.85   12/01/1999  11/01/2029    11.000    10.000    17.000     6.000
331-01   901    802583088       63,703.48   12/01/1999  11/01/2029    12.875    11.875    18.875     7.700
331-01   901    802605584       64,683.88   12/01/1999  11/01/2029    10.000     9.000    16.000     5.875
331-01   901    802609370       57,941.62   02/01/2000  01/01/2030    10.500     9.500    16.500     6.300
331-01   901    802616284       51,964.94   12/01/1999  11/01/2029    13.125    12.125    19.125     8.950
331-01   901    802626531       83,500.00   04/01/2000  03/01/2030    12.000    11.000    18.000     6.600
331-01   901    802675603       58,197.47   01/01/2000  12/01/2029    12.875    11.875    18.875     7.875
331-01   901    802693762       51,000.00   04/01/2000  03/01/2030     9.750     8.750    15.750     4.750
331-01   901    802704502       62,336.19   01/01/2000  12/01/2029    11.250    10.250    17.250     6.725
331-01   901    802715979       61,645.38   03/01/2000  02/01/2030    11.250    10.250    17.250     6.450
331-01   901    802729111      116,547.88   01/01/2000  12/01/2029    13.125    12.125    19.125     8.900
331-01   901    802731778       50,750.00   03/01/2000  02/01/2030    12.625    11.625    18.625     7.400
331-01   901    802758300       63,705.57   01/01/2000  12/01/2029    11.125    10.125    17.125     6.625
331-01   901    802763409      449,351.77   01/01/2000  12/01/2029    11.625    10.625    17.625     7.200
331-01   901    802767079       51,000.00   04/01/2000  03/01/2030     8.625     7.625    14.625     4.250
331-01   901    802780601       48,416.23   01/01/2000  12/01/2029    11.125    10.125    17.125     6.750
331-01   901    802781690       93,433.00   01/01/2000  12/01/2029    11.000    10.000    17.000     6.775
331-01   901    802794529      170,887.13   02/01/2000  01/01/2030    11.375    10.375    17.375     7.150
331-01   901    802822965       71,920.00   04/01/2000  03/01/2030     8.125     7.125    14.125     3.500
331-01   901    802822999       55,200.00   03/01/2000  02/01/2030    13.125    12.125    19.125     8.900
331-01   901    802839605       63,000.00   03/01/2000  02/01/2030    10.125     9.125    16.125     5.700
331-01   901    802839795       55,250.00   04/01/2000  03/01/2030    11.125    10.125    17.125     6.750
331-01   901    802855403      127,920.00   04/01/2000  03/01/2030    12.625    11.625    18.625     8.250
331-01   901    802869602       50,985.80   03/01/2000  02/01/2030    12.125    11.125    18.125     7.400
331-01   901    802873620       24,000.00   04/01/2000  03/01/2030     9.625     8.625    15.625     5.000
331-01   901    802883892      161,910.00   03/01/2000  02/01/2030    11.625    10.625    17.625     7.125
331-01   901    802887679      136,000.00   04/01/2000  03/01/2030    13.375    12.375    19.375     8.875
331-01   901    802889790       33,992.22   02/01/2000  01/01/2030    13.000    12.000    19.000     8.250
331-01   901    802891796      126,000.00   03/01/2000  02/01/2030    11.125    10.125    17.125     6.900
331-01   901    802893354      141,905.87   02/01/2000  01/01/2030    11.625    10.625    17.625     7.200
331-01   901    802907055      140,160.00   04/01/2000  03/01/2030    12.750    11.750    18.750     7.550
331-01   901    802908285      289,000.00   04/01/2000  03/01/2030    11.000    10.000    17.000     6.750
331-01   901    802910653       61,200.00   04/01/2000  03/01/2030    11.000    10.000    17.000     6.000
331-01   901    802910869       56,000.00   04/01/2000  03/01/2030    10.000     9.000    16.000     5.250
331-01   901    802913525       25,600.00   03/01/2000  02/01/2030    13.625    12.625    19.625     9.375
331-01   901    802918425       34,422.80   02/01/2000  01/01/2030    12.375    11.375    18.375     7.700
331-01   901    802926972       67,986.12   02/01/2000  01/01/2030    13.500    12.500    19.500     8.625
331-01   901    802927004       82,800.00   04/01/2000  03/01/2030    11.625    10.625    17.625     6.000
331-01   901    802928838       21,250.00   03/01/2000  02/01/2030    13.125    12.125    19.125     7.900
331-01   901    802929778       39,950.00   04/01/2000  03/01/2030    12.250    11.250    18.250     6.500
331-01   901    802931303       10,200.00   04/01/2000  03/01/2030    11.125    10.125    17.125     6.500
331-01   901    802931394       91,700.00   03/01/2000  02/01/2030    12.375    11.375    18.375     7.400
331-01   901    802934687       48,000.00   03/01/2000  02/01/2030    10.875     9.875    16.875     6.450
331-01   901    802940577       52,500.00   04/01/2000  03/01/2030    10.250     9.250    16.250     6.000
331-01   901    802945675       33,830.00   03/01/2000  02/01/2030    11.750    10.750    17.750     7.200
331-01   901    802946525       53,983.67   03/01/2000  02/01/2030    11.750    10.750    17.750     6.900
331-01   901    802948455      189,600.00   03/01/2000  02/01/2030    10.250     9.250    16.250     5.750
331-01   901    802949925       40,950.00   04/01/2000  03/01/2030    11.500    10.500    17.500     6.750
331-01   901    802952671       56,000.00   03/01/2000  02/01/2030    11.500    10.500    17.500     6.750
331-01   901    802952705      133,633.00   03/01/2000  02/01/2030    10.750     9.750    16.750     6.000
331-01   901    802954875       81,600.00   04/01/2000  03/01/2030    11.625    10.625    17.625     7.000
331-01   901    802964361       97,111.31   02/01/2000  01/01/2030     9.875     8.875    15.875     5.500
331-01   901    802970665      164,000.00   04/01/2000  03/01/2030    12.000    11.000    18.000     7.250
331-01   901    802972158       22,550.00   04/01/2000  03/01/2030    11.125    10.125    17.125     6.250
331-01   901    802972596       28,000.00   04/01/2000  03/01/2030    12.500    11.500    18.500     8.000

ALLIANCE FUNDING                                                 PAGE 2 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                                                                                       Principal
                                                                                                              Zip      Balance at
Pool ID  Inv     Account       Name                        Address                       City         State  Code     Origination
------------------------------------------------------------------------------------------------------------------------------------
331-01   901    802972729   DORNEY RONALD F             931 SOUTH HILLVIEW ROAD       ALLENTOWN         PA   18103       76,500.00
331-01   901    802976639   OWENS JAMES F               51 FANE COURT                 BROOKLYN          NY   11229       91,200.00
331-01   901    802979179   FARHA ASHRAF                4698 BLOSSOM HILL TRAIL       ANN ARBOR         MI   48108      128,500.00
331-01   901    802982934   LEO MICHAEL                 1210 THIRD STREET             BRISTOL           PA   19021       69,600.00
331-01   901    802986950   COOPER MALAIKA              2801 LAWINA ROAD              BALTIMORE         MD   21216       77,390.00
331-01   901    802991216   UPSON TAFFORD               7101 UDINE AVENUE             ORLANDO           FL   32819       56,100.00
331-01   901    802992305   GOMEZ JUAN                  367 BROADWAY                  HUNTINGTON        NY   11743      196,000.00
331-01   901    802993592   ROBINSON CAROLYN            13167 BIRWOOD                 DETROIT           MI   48238       51,200.00
331-01   901    802997890   ALLEN ROBIN                 809 WEGHORST STREET           INDIANAPOLI       IN   46203       44,965.00
331-01   901    803003805   LAWRENCE DERWIN             2038 ANDERSON FARM ROAD       DARLINGTON        SC   29532       69,000.00
331-01   901    803003920   THOMAS RUBY R               3700 FOSTER STREET            LITTLE ROCK       AR   72204       79,900.00
331-01   901    803004324   LONGO JOHN W                1729 1/2 WOODMONT AVENUE      NEW KENSING       PA   15068       48,800.00
331-01   901    803005081   CRANE MATT                  4645 SKELTON                  COLUMBIAVIL       MI   48421      170,000.00
331-01   901    803005529   GOMEZ ANDREW                110 THORPE                    PONTIAC           MI   48341       67,500.00
331-01   901    803005834   CARTER JOHN PAUL            8005 OLD RIVER ROAD           BURGAW            NC   28425       93,600.00
331-01   901    803006204   SAULISBERRY FLORENCE        712714 SOUTH 33RD STREET      SAN DIEGO         CA   92113       94,500.00
331-01   901    803007244   MORELLI FRANK J             102 BLYTHE ROAD               MORGAN            PA   15064       20,000.00
331-01   901    803007822   VIECELI DINO                323 DEWEY                     ROYAL OAK         MI   48067       99,000.00
331-01   901    803010347   LAWRENCE DWAIN              2640 DENISE DR                BIRMINGHAM        AL   35235      105,660.00
331-01   901    803010800   MABRY GARRIOTT SR           117 WALNUT AVENUE             BALTIMORE         MD   21222       91,800.00
331-01   901    803011683   BAYS DONALD G               5220 TWP RD 226 SE            SHAWNEE           OH   43782       99,000.00
331-01   901    803012822   CRAWFORD DAVID E            1218 COURTNEY DRIVE           CHAMBERSBUR       PA   17201       91,510.00
331-01   901    803014695   HARVERSON JEFFREY           47 EDDIES TRAIL               WAYNESVILLE       NC   28786       45,900.00
331-01   901    803015890   CHRISTENSEN CURTIS          4263 POLARIS PARKWAY          JANESVILLE        WI   53546      173,700.00
331-01   901    803015973   PERSING HEATHER L           114 MONTGOMERY STREET         MONTGOMERY        PA   17752       54,825.00
331-01   901    803016716   PEARSON LARRY               19941 DORSET ST               SOUTHFIELD        MI   48075      120,000.00
331-01   901    803018613   JOHNSON CLAUDE J            1421 EAST CLARK STREET        WARSAW            IN   46580       51,350.00
331-01   901    803023555   MCAFEE JACK L               707 NOBLE STREET              NORRISTOWN        PA   19401       77,000.00
331-01   901    803025832   URBINA SERGIO               21449 NORTH WEST 39 AVENUE    MIAMI             FL   33055       50,400.00
331-01   901    803025907   SLATEN MICHELLE A           7754 MINOCK                   DETROIT           MI   48228       72,000.00
331-01   901    803031236   REESE CARLESTER             6943 MANSLICK ROAD            CORDOVA           TN   38018       67,740.00
331-01   901    803032523   RUTKOWSKI WILLIAM           811 ALBERT STREET             DICKSON CIT       PA   18519      103,000.00
331-01   901    803033190   MARSHALL SCOTT K.           117 PENINSULA DR              DENTON TWP        MI   48651      104,400.00
331-01   901    803033802   HARRISON PAMYULA F          222 VILLAGEWAY                SOUTH BEND        IN   46619       54,640.00
331-01   901    803036292   LEWIS DAVID L               5522 SOUTH 18TH AVENUE        GULFPORT          FL   33707       59,100.00
331-01   901    803036581   WELLS YVONNE                5932 S ELIZABETH              CHICAGO           IL   60636       55,000.00
331-01   901    803037597   ONEILL SUSAN                59 43 163RD STREET            FLUSHING          NY   11365      170,000.00
331-01   901    803038165   RODGERS ROBERT J            4508 NORTH MONROE STREET      SPOKANE           WA   99205       82,450.00
331-01   901    803040245   COCKS GILBERT               25 CASSIDY PLACE              STATEN ISLA       NY   10301       60,000.00
331-01   901    803040492   JANIS NORBERT J             377 MAIN STREET KINGS GRAN    NEW CANAAN        CT   06840      468,750.00
331-01   901    803040625   DAVIS ADOLPH III            72 74 HARRIMAN                BEDFORD HTS       OH   44146      156,150.00
331-01   901    803041821   NOE GLENN G                 3633 OLD BUCKINGHAM ROAD      POWHATAN          VA   23139      117,000.00
331-01   901    803043355   FOLTZ ROY                   1069 SAY AVE                  COLUMBUS          OH   43201       72,000.00
331-01   901    803044783   LACAVA JUDITH L             59 STARK AVENUE               WAKEFIELD         MA   01880      125,000.00
331-01   901    803045830   BALTIMORE EURA              15 JACKSON CIRCLE             TRENTON           TN   38382       54,000.00
331-01   901    803046721   COLEMAN SEQUOIA             5830 PERSHING AVE             ST LOUIS          MO   63112       69,600.00
331-01   901    803047224   DEMONTE RALPH               21492 DAWSON AVENUE           PORT CHARLO       FL   33952       56,700.00
331-01   901    803047471   COOK JOHN D                 10 DEBBIE TERRACE             HAVERHILL         MA   01830      116,250.00
331-01   901    803048263   GOFORTH REVONDA             21 SPRING STREET              MARION            NC   28752       68,000.00
331-01   901    803049097   VANVALKENBUR RONALD         35 BERGEN BOULEVARD           WEST PATERS       NJ   07424      103,500.00
331-01   901    803049121   THAYER JENNIFER L           14785 BASINGSTOKE LOOP        CENTREVILLE       VA   20120       96,300.00
331-01   901    803049758   SMITH-BENTON LILLIAN        2884 SELMA STREET             JACKSONVILL       FL   32205       76,500.00
331-01   901    803050384   PRESTON EDMUND J            168 HILLTOP ROAD              DRACUT            MA   01826      124,100.00
331-01   901    803051432   WEIDNER JANICE L            1065 MAIN STREET              SLATINGTON        PA   18080      110,900.00
331-01   901    803052976   BROWN BRIAN W               RR 3 BOX 526                  SHUNK             PA   17768       72,891.00
331-01   901    803053578   DITORO TIMOTHY R            812 FERREE STREET             CORAOPOLIS        PA   15108       60,800.00
331-01   901    803053925   BRADSHAW PATRICIA F         1949 SUNBERRY ROAD            BALTIMORE         MD   21222      100,000.00
331-01   901    803056324   BOYD ALICE                  1627 OGDEN                    BENTON HARB       MI   49022       61,600.00
331-01   901    803057066   WILLIAMS ANDRE L            1427 30TH STREET              BIRMINGHAM        AL   35218       50,150.00
331-01   901    803059484   MCKENRICK DAN               11025 BELLAIRE CIRCLE         THORNTON          CO   80233      148,750.00
331-01   901    803059880   SMITH BARBARA ANN           9325 RUTHERFORD               DETROIT           MI   48221       39,900.00
331-01   901    803062512   PATTERSON BARBARA           24 DAWN COURT                 MONMOUTH JU       NJ   08852       76,000.00
331-01   901    803062827   MCCASLAND JON               858 JONES DRIVE               POCATELLO         ID   83201       62,900.00
331-01   901    803065168   GERGI FADI                  414 ATLANTIC AVENUE           MONACA            PA   15061       64,710.00
331-01   901    803068121   KABIR KHAN HUMAYUN          5708 XENIA STREET             CORONA            NY   11368      315,000.00
331-01   901    803069186   WILDER CALVIN R             4349 ROBERTON AVENUE          BALTIMORE         MD   21206       54,000.00
331-01   901    803069905   CREAMER DEANNA              517 EAST DRIVE                PUNTA GORDA       FL   33950       59,500.00
331-01   901    803069954   TAYLOR GERALD D             1412 JEFFERSON STREET         KINGMAN           AZ   86401       92,250.00
331-01   901    803070200   SCHNEIDER DAVID A           624 GARLAND PLACE             LOWELL            AR   72745       94,880.00
331-01   901    803072255   COBURN SCOTT                146 SHADOW LAKE ROAD          SALEM             NH   03079      107,250.00
331-01   901    803072578   WILSON HOPE E.              915 NELAND                    GRAND RAPID       MI   49507       61,200.00
331-01   901    803073378   BAGBEY SHELBY N             550 NEWTON ROAD               BUFFALO JUN       VA   24529      100,000.00
331-01   901    803074244   GOOD CATHERINE              142 18 222ND STREET           LAURELTON         NY   11413      183,600.00
331-01   901    803074558   LAMB KIMBERLY S             205 NORTH MAIN STREET         CAMDEN            MI   49232       38,400.00
331-01   901    803077130   SAUBERT KEVIN W             3736 ROSE MANOR               MARKHAM           IL   60426       60,000.00
331-01   901    803078799   IPPOLITO GEORGE J           45 MEADE LOOP                 STATEN ISLA       NY   10309      525,000.00

                            Cut-off Date      First                 Initial   Minimum    Maximum
                              Principal      Payment    Maturity    Mortgage  Mortgage  Mortgage   Gross
Pool ID  Inv     Account       Balance        Date        Date        Rate      Rate      Rate     Margin
----------------------------------------------------------------------------------------------------------
331-01   901    802972729       76,483.00   03/01/2000  02/01/2030    13.125    12.125    19.125     8.900
331-01   901    802976639       91,200.00   04/01/2000  03/01/2030    11.000    10.000    17.000     6.400
331-01   901    802979179      127,288.38   03/01/2000  02/01/2030    10.875     9.875    16.875     6.050
331-01   901    802982934       69,600.00   03/01/2000  02/01/2030    12.250    11.250    18.250     6.875
331-01   901    802986950       77,390.00   04/01/2000  03/01/2030    13.375    12.375    19.375     7.875
331-01   901    802991216       56,100.00   04/01/2000  03/01/2030    11.500    10.500    17.500     6.250
331-01   901    802992305      195,901.02   03/01/2000  02/01/2030     9.375     8.375    15.375     5.250
331-01   901    802993592       51,200.00   03/01/2000  02/01/2030    13.375    12.375    19.375     8.900
331-01   901    802997890       44,965.00   04/01/2000  03/01/2030    11.750    10.750    17.750     6.500
331-01   901    803003805       69,000.00   03/01/2000  02/01/2030    11.750    10.750    17.750     7.250
331-01   901    803003920       79,900.00   04/01/2000  03/01/2030    11.500    10.500    17.500     6.250
331-01   901    803004324       48,800.00   04/01/2000  03/01/2030    11.500    10.500    17.500     7.250
331-01   901    803005081      169,881.47   03/01/2000  02/01/2030    11.125    10.125    17.125     6.650
331-01   901    803005529       67,500.00   04/01/2000  03/01/2030    12.000    11.000    18.000     7.750
331-01   901    803005834       93,600.00   04/01/2000  03/01/2030    13.000    12.000    19.000     8.500
331-01   901    803006204       94,500.00   03/01/2000  02/01/2030    12.750    11.750    18.750     7.875
331-01   901    803007244       20,000.00   04/01/2000  03/01/2030     9.875     8.875    15.875     5.500
331-01   901    803007822       99,000.00   03/01/2000  02/01/2030    12.625    11.625    18.625     7.325
331-01   901    803010347      105,660.00   03/01/2000  02/01/2030    10.500     9.500    16.500     6.250
331-01   901    803010800       91,800.00   04/01/2000  03/01/2030    11.375    10.375    17.375     6.750
331-01   901    803011683       99,000.00   04/01/2000  03/01/2030    11.125    10.125    17.125     6.625
331-01   901    803012822       91,510.00   04/01/2000  03/01/2030    10.750     9.750    16.750     5.300
331-01   901    803014695       45,900.00   04/01/2000  03/01/2030    11.625    10.625    17.625     6.750
331-01   901    803015890      173,700.00   04/01/2000  03/01/2030    11.625    10.625    17.625     7.150
331-01   901    803015973       54,255.78   03/01/2000  02/01/2030    12.125    11.125    18.125     6.900
331-01   901    803016716      120,000.00   04/01/2000  03/01/2030    12.500    11.500    18.500     8.000
331-01   901    803018613       51,350.00   03/01/2000  02/01/2030    13.375    12.375    19.375     8.625
331-01   901    803023555       76,962.12   03/01/2000  02/01/2030     9.500     8.500    15.500     5.000
331-01   901    803025832       50,400.00   04/01/2000  03/01/2030    11.750    10.750    17.750     7.250
331-01   901    803025907       72,000.00   04/01/2000  03/01/2030     9.750     8.750    15.750     5.750
331-01   901    803031236       67,740.00   03/01/2000  02/01/2030     9.375     8.375    15.375     4.500
331-01   901    803032523      103,000.00   03/01/2000  02/01/2030     9.875     8.875    15.875     5.450
331-01   901    803033190      104,400.00   04/01/2000  03/01/2030    10.375     9.375    16.375     5.500
331-01   901    803033802       54,640.00   04/01/2000  03/01/2030    11.500    10.500    17.500     6.625
331-01   901    803036292       59,100.00   04/01/2000  03/01/2030    11.625    10.625    17.625     6.750
331-01   901    803036581       55,000.00   04/01/2000  03/01/2030    11.625    10.625    17.625     6.900
331-01   901    803037597      169,967.23   03/01/2000  02/01/2030    13.750    12.750    19.750     8.550
331-01   901    803038165       82,450.00   04/01/2000  03/01/2030    11.125    10.125    17.125     6.500
331-01   901    803040245       60,000.00   04/01/2000  03/01/2030    10.875     9.875    16.875     5.650
331-01   901    803040492      468,750.00   04/01/2000  03/01/2030    10.250     9.250    16.250     6.000
331-01   901    803040625      156,150.00   04/01/2000  03/01/2030    10.375     9.375    16.375     5.500
331-01   901    803041821      116,941.47   04/01/2000  03/01/2030    12.625    11.625    18.625     7.750
331-01   901    803043355       72,000.00   04/01/2000  03/01/2030    12.500    11.500    18.500     8.000
331-01   901    803044783      123,690.13   03/01/2000  02/01/2030    12.250    11.250    18.250     7.500
331-01   901    803045830       54,000.00   04/01/2000  03/01/2030    11.875    10.875    17.875     6.650
331-01   901    803046721       69,600.00   04/01/2000  03/01/2030    12.250    11.250    18.250     7.750
331-01   901    803047224       56,700.00   04/01/2000  03/01/2030     8.375     7.375    14.375     3.500
331-01   901    803047471      116,201.25   03/01/2000  02/01/2030    10.250     9.250    16.250     6.000
331-01   901    803048263       68,000.00   04/01/2000  03/01/2030    11.125    10.125    17.125     6.250
331-01   901    803049097      103,500.00   04/01/2000  03/01/2030    12.125    11.125    18.125     7.150
331-01   901    803049121       96,300.00   04/01/2000  03/01/2030    10.750     9.750    16.750     6.500
331-01   901    803049758       76,500.00   04/01/2000  03/01/2030    10.750     9.750    16.750     5.250
331-01   901    803050384      124,100.00   03/01/2000  02/01/2030    10.250     9.250    16.250     6.000
331-01   901    803051432      110,900.00   03/01/2000  02/01/2030     9.000     8.000    15.000     5.050
331-01   901    803052976       72,891.00   04/01/2000  03/01/2030    12.500    11.500    18.500     7.900
331-01   901    803053578       60,800.00   04/01/2000  03/01/2030    12.500    11.500    18.500     8.000
331-01   901    803053925      100,000.00   04/01/2000  03/01/2030    11.625    10.625    17.625     6.950
331-01   901    803056324       61,600.00   04/01/2000  03/01/2030    11.875    10.875    17.875     7.375
331-01   901    803057066       50,138.53   03/01/2000  02/01/2030    13.000    12.000    19.000     8.550
331-01   901    803059484      148,750.00   04/01/2000  03/01/2030    11.375    10.375    17.375     6.875
331-01   901    803059880       39,900.00   04/01/2000  03/01/2030    10.750     9.750    16.750     6.000
331-01   901    803062512       76,000.00   04/01/2000  03/01/2030    11.500    10.500    17.500     6.750
331-01   901    803062827       62,900.00   04/01/2000  03/01/2030     9.250     8.250    15.250     5.000
331-01   901    803065168       64,710.00   04/01/2000  03/01/2030    10.750     9.750    16.750     6.250
331-01   901    803068121      315,000.00   04/01/2000  03/01/2030    10.375     9.375    16.375     5.500
331-01   901    803069186       54,000.00   04/01/2000  03/01/2030    12.500    11.500    18.500     8.000
331-01   901    803069905       59,500.00   04/01/2000  03/01/2030    10.375     9.375    16.375     5.875
331-01   901    803069954       92,215.27   02/01/2000  01/01/2030    10.750     9.750    16.750     6.375
331-01   901    803070200       94,880.00   04/01/2000  03/01/2030    12.125    11.125    18.125     7.250
331-01   901    803072255      107,250.00   04/01/2000  03/01/2030    10.250     9.250    16.250     6.000
331-01   901    803072578       61,200.00   04/01/2000  03/01/2030    13.375    12.375    19.375     8.900
331-01   901    803073378      100,000.00   04/01/2000  03/01/2030    12.250    11.250    18.250     7.750
331-01   901    803074244      183,600.00   04/01/2000  03/01/2030    12.000    11.000    18.000     7.470
331-01   901    803074558       38,400.00   04/01/2000  03/01/2030    12.375    11.375    18.375     7.875
331-01   901    803077130       60,000.00   04/01/2000  03/01/2030    13.375    12.375    19.375     8.900
331-01   901    803078799      525,000.00   04/01/2000  03/01/2030    10.000     9.000    16.000     5.500

ALLIANCE FUNDING                                                 PAGE 3 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                                                                                       Principal
                                                                                                              Zip      Balance at
Pool ID  Inv     Account       Name                        Address                       City         State  Code     Origination
-----------------------------------------------------------------------------------------------------------------------------------
331-01   901    803079631   TORO STEVEN J               45B FRANCINE COURT UNIT 87    STATEN ISLA       NY   10306       37,600.00
331-01   901    803080464   LOUDERMILL JACKIE L         4516 WEST 146TH STREET        CLEVELAND         OH   44135       72,000.00
331-01   901    803080605   CASSANO JOHNATHAN B         8624 TAFT ROAD                BLOOMFIELD        NY   14469      127,650.00
331-01   901    803081249   SUMMERS DONALD E            19641 SOUTHEAST 260TH STRE    COVINGTON         WA   98042      104,000.00
331-01   901    803083351   GRAY MAERENA                717 CARROLTON ROAD            MEMPHIS           TN   38127       46,400.00
331-01   901    803085349   FIRESTINE LISA              1020 FIRST ST NW              ALTOONA           IA   50009       73,450.00
331-01   901    803087063   ZIMMERMAN GANESHA           219 BROCKINGTON STREET        TIMMONSVILL       SC   29161       60,000.00
331-01   901    803087717   YAGER RAYMOND R             6906 8TH STREET NORTH         OAKDALE           MN   55128       81,000.00
331-01   901    803088350   ROBINSON STEVE B            12190 GREGORY ROAD            SANGER            TX   76266      104,000.00
331-01   901    803089549   HARRIS TAMMY S              10543 MOHAVE COURT            INDIANAPOLI       IN   46236       66,750.00
331-01   901    803089564   CHOWDHURY NURUN N           34 23 73 STREET               JACKSON HEI       NY   11372      314,500.00
331-01   901    803090844   FISHER DOUGLAS M            11379 AIRPORT RD              ARBOR VITAE       WI   54568       92,600.00
331-01   901    803091198   KLEMMER MARK M.             1001 OAKWOOD LN               ST CLAIR          MI   48076      170,300.00
331-01   901    803091693   GOODPASTURE GREG L          4948 WEST SWAN HILL COVE      WEST JORDAN       UT   84084      148,500.00
331-01   901    803091768   TRUESDALE DAVID             1106 NAVAJO TRAIL             ALABASTER         AL   35007       82,000.00
331-01   901    803091826   CURL MARIAN L               412 NANTUCKET ROAD            VALPARAISO        IN   46385       67,500.00
331-01   901    803092394   ANDERSON-PAR GWENDOLYN      9235 SUSSEX                   DETROIT           MI   48228       48,750.00
331-01   901    803093574   ARNOLD SILAS                15279 EDMORE DRIVE            DETROIT           MI   48205       77,000.00
331-01   901    803094515   CANGIANO FRANCESCO D        2016 ROUTE 221 HUDSON RD      BRADFORD          ME   04410       82,400.00
331-01   901    803095108   STURGIS ERIC                164 15 120TH AVE              JAMAICA           NY   11434       73,000.00
331-01   901    803095272   TOOKS LIONEL J              3208 UTAH ST                  ST LOUIS          MO   63118       34,400.00
331-01   901    803095298   DAVIS CHERYL D              1557 BRUNSON ROAD             CARYVILLE         FL   32427       65,450.00
331-01   901    803095769   SCHULTZ CHARLES G           7505 RANDY RD                 MACHESNEY P       IL   61115       44,200.00
331-01   901    803096890   LILLY ANNA E                6 RR BOX 77                   DECATUR           IL   62521       33,800.00
331-01   901    803097088   BOWN KRISTI L               3901 ROCK ST                  MANITOWOC         WI   54220       64,000.00
331-01   901    803098227   RIETEL LARRY A              1175 SOUTH POINTE DRIVE       FRANKLIN          IN   46131       57,800.00
331-01   901    803099373   DAVIS JACQUELINE L          801 EVERGREEN AVE             APPOMATTOX        VA   24522       53,200.00
331-01   901    803099597   GRANIERI ANNA MAE           2816 SOUTH 65TH STREET        PHILADELPHI       PA   19142       54,800.00
331-01   901    803100254   HEYWOOD BRADLEY C           15324 DRESDEN TRAIL           APPLE VALLE       MN   55124      120,000.00
331-01   901    803100536   BLACK BURTON ROBERTA L      6743 S CLAREMONT              CHICAGO           IL   60636       45,500.00
331-01   901    803102045   BRADSHAW PATRICIA F         1611 LYNCH ROAD               BALTIMORE         MD   21222       51,600.00
331-01   901    803103274   HILL CHARLES W              1651 LINCOLN WAY              WHITE OAK         PA   15132       64,000.00
331-01   901    803103605   LAFRENIERE LISA A           121 5TH STREET                WINTER HAVE       FL   33880       44,800.00
331-01   901    803104595   KLINKER BRUCE E             530 MOFFITT BOULEVARD         ISLIP             NY   11751      157,000.00
331-01   901    803105923   CAMASSO JUDITH              510 CRYSTAL LANE              NORRISTOWN        PA   19403       53,200.00
331-01   901    803108679   FISHE ERIC C                2015 GRACE STREET             ROCKFORD          IL   61103       44,100.00
331-01   901    803108877   CRAWFORD THOMAS M.          208 4TH ST                    COLONA            IL   61241       80,000.00
331-01   901    803109263   LEWIS DENNIS C              RR 1 BOX 1390                 GREAT BEND        PA   18821       44,700.00
331-01   901    803109941   JOHNSON CHICO               19318 SUSSEX                  DETROIT           MI   48235       71,000.00
331-01   901    803111251   INMAN DONALD KEITH          7298 F DRIVE SOUTH            CERESCO           MI   49033      108,000.00
331-01   901    803111822   BANKS CYNTHIA               1987 WEST 58TH ST             CLEVELAND         OH   44102       45,900.00
331-01   901    803112085   CALHOUN MICHAEL J           13797 WILLOW CREEK DRIVE      MISHAWAKA         IN   46545       85,500.00
331-01   901    803112754   DANNER KERRY L              318 GEARY AVENUE              NEW CUMBERL       PA   17070       66,500.00
331-01   901    803112895   MATTINGLY WAYNE             985 SOUTH MILLER WAY          LAKEWOOD          CO   80226       94,400.00
331-01   901    803115179   SCHMITT GARY L              807 GRAVEL ST                 MONTPELIER        OH   43543       70,500.00
331-01   901    803117506   SOWERS WILLIAM RAYMOND      3036 NORTHWOOD BOULEVARD      ORLANDO           FL   32803       66,500.00
331-01   901    803118751   UTHOFF LISA M               5273 WESTWOOD DRIVE           ST. CHARLES       MO   63304       96,800.00
331-01   901    803118991   WHITE ALMETA L.             17594 TRINITY                 DETROIT           MI   48219       51,200.00
331-01   901    803120443   HARNISH JAMES K             220 NORTH FOURTH STREET       BRIGHTON          MI   48116      115,600.00
331-01   901    803122324   SIDDIQUI SHAMIM MUHAMMAD    2127 NW 7 STREET              FORT LAUDER       FL   33311       72,200.00
331-01   901    803122365   SAVAGE MAY F                1716 NORTH 61ST STREET        PHILADELPHI       PA   19151       40,000.00
331-01   901    803122712   SMITH FLOYD R               111 BACK ST                   LUCASVILLE        OH   45648       24,000.00
331-01   901    803122779   GAZARIAN DAVE               109 SPRUCE STREET             ARCHBALD          PA   18403       55,200.00
331-01   901    803124973   SCALA GERARDO JR            48 50 ACUSHNET AVENUE         SPRINGFIELD       MA   01105       75,650.00
331-01   901    803125608   KRAMER RONALD M             1014 SPRING STREET            WARREN            PA   16365       35,000.00
331-01   901    803125798   ROUTSON JOHN J II           296 JACKSON SQUARE ROAD       THOMASVILLE       PA   17364       98,500.00
331-01   901    803126002   BOWENS JUANITA              7124 PATRICIA DRIVE           COLUMBIA          SC   29209       44,000.00
331-01   901    803127737   DIVITO JEAN PIERRE          13691 87TH PLACE              SEMINOLE          FL   33776       90,100.00
331-01   901    803128008   FISHER KENNETH              125 NEWBERRY PLACE            RIVERDALE         NJ   07457      165,000.00
331-01   901    803128107   LIDDELL CLINTON             14257 SW 283 STREET           HOMESTEAD         FL   33033       47,600.00
331-01   901    803128438   O'SHEA KEVIN J              5681 ERHART ROAD              MEDINA            OH   44256      145,800.00
331-01   901    803130202   GRIJALVA ADRIAN             3446 SOUTH WOLFF STREET       DENVER            CO   80236      133,200.00
331-01   901    803131341   CHRISTIANSON GREGG T        W5995 HWY 156                 SHIOCTON          WI   54170      119,000.00
331-01   901    803132448   JENKINSON ROBERT W          442 JACOBS LANE               HUDSON            WI   54016      148,500.00
331-01   901    803132505   THOMPSON TAMMY L            2526 27TH STREET SOUTH        ST PETERSBU       FL   33712       48,000.00
331-01   901    803133115   FOOS WILLIAM J              547 GEORGE ANDERSON ROAD      MEDINA            TN   38355      263,500.00
331-01   901    803134196   MISKE MICHAEL               1220 HIGHLAND DRIVE           CALIFORNIA        PA   15419      101,150.00
331-01   901    803134527   CLAYTON ANIKA L             115 MABLE ST                  HATTIESBURG       MS   39401       42,500.00
331-01   901    803134865   BONAMINIO LYNDA D           24 SENTRY HILL ROAD           ROXBURY           CT   06783      213,000.00
331-01   901    803136076   ROBERTS CHRYSTIAN           4359 NEW BRITTON HIGHWAY E    WHITEVILLE        NC   28472      136,000.00
331-01   901    803136977   LAUDENBACH GEORGE C JR      15660 BRITENBUSH COURT        WATERFORD         VA   20197      499,500.00
331-01   901    803137157   CALHOUN MARLIN W            4700 WEST 150TH STREET        CLEVELAND         OH   44135      108,800.00
331-01   901    803138577   KANDEL BARRY S              1003 WHIPPOORWILL DRIVE       CLARKS SUMM       PA   18411      292,500.00
331-01   901    803138585   HUDSON MELISSA              2112 LANE AVENUE              BIRMINGHAM        AL   35217       68,000.00
331-01   901    803141613   HUNTER TODD L               985 ZINC ROAD                 HARRISON          AR   72601       74,700.00
331-01   901    803142306   BATISTA WILSON              8 MARK STREET                 JAMAICA PLA       MA   02130      198,900.00

                             Cut-off Date      First                 Initial   Minimum    Maximum
                               Principal      Payment    Maturity    Mortgage  Mortgage  Mortgage   Gross
Pool ID  Inv     Account        Balance        Date        Date        Rate      Rate      Rate     Margin
-----------------------------------------------------------------------------------------------------------
331-01   901    803079631        37,600.00   04/01/2000  03/01/2030    10.625     9.625    16.625     6.000
331-01   901    803080464        72,000.00   04/01/2000  03/01/2030    10.500     9.500    16.500     5.000
331-01   901    803080605       127,650.00   04/01/2000  03/01/2030     8.750     7.750    14.750     4.750
331-01   901    803081249       103,957.30   04/01/2000  03/01/2030    13.500    12.500    19.500     9.000
331-01   901    803083351        46,374.77   04/01/2000  03/01/2030    12.250    11.250    18.250     7.750
331-01   901    803085349        73,450.00   04/01/2000  03/01/2030    12.875    11.875    18.875     8.150
331-01   901    803087063        60,000.00   04/01/2000  03/01/2030    10.875     9.875    16.875     6.000
331-01   901    803087717        81,000.00   04/01/2000  03/01/2030    12.000    11.000    18.000     7.500
331-01   901    803088350       104,000.00   04/01/2000  03/01/2030    10.625     9.625    16.625     5.875
331-01   901    803089549        66,704.71   04/01/2000  03/01/2030    11.250    10.250    17.250     7.250
331-01   901    803089564       314,500.00   04/01/2000  03/01/2030     9.875     8.875    15.875     5.000
331-01   901    803090844        92,600.00   04/01/2000  03/01/2030    11.375    10.375    17.375     6.750
331-01   901    803091198       170,300.00   04/01/2000  03/01/2030    11.500    10.500    17.500     6.750
331-01   901    803091693       148,500.00   04/01/2000  03/01/2030    11.500    10.500    17.500     7.000
331-01   901    803091768        82,000.00   04/01/2000  03/01/2030    10.000     9.000    16.000     5.250
331-01   901    803091826        67,500.00   04/01/2000  03/01/2030    10.625     9.625    16.625     6.000
331-01   901    803092394        48,750.00   04/01/2000  03/01/2030    11.500    10.500    17.500     6.750
331-01   901    803093574        77,000.00   04/01/2000  03/01/2030    10.750     9.750    16.750     6.000
331-01   901    803094515        82,400.00   04/01/2000  03/01/2030    12.375    11.375    18.375     7.500
331-01   901    803095108        73,000.00   04/01/2000  03/01/2030    11.125    10.125    17.125     6.500
331-01   901    803095272        34,400.00   04/01/2000  03/01/2030    12.000    11.000    18.000     7.500
331-01   901    803095298        65,450.00   04/01/2000  03/01/2030    10.250     9.250    16.250     5.750
331-01   901    803095769        44,200.00   04/01/2000  03/01/2030    11.750    10.750    17.750     7.650
331-01   901    803096890        33,800.00   04/01/2000  03/01/2030    11.500    10.500    17.500     6.750
331-01   901    803097088        64,000.00   04/01/2000  03/01/2030    12.500    11.500    18.500     8.000
331-01   901    803098227        57,760.79   04/01/2000  03/01/2030    11.250    10.250    17.250     6.750
331-01   901    803099373        53,171.06   04/01/2000  03/01/2030    12.250    11.250    18.250     7.750
331-01   901    803099597        54,800.00   04/01/2000  03/01/2030    10.000     9.000    16.000     5.250
331-01   901    803100254       120,000.00   04/01/2000  03/01/2030    12.500    11.500    18.500     8.000
331-01   901    803100536        45,500.00   04/01/2000  03/01/2030    11.500    10.500    17.500     6.750
331-01   901    803102045        51,600.00   04/01/2000  03/01/2030    11.875    10.875    17.875     7.200
331-01   901    803103274        64,000.00   04/01/2000  03/01/2030    12.500    11.500    18.500     8.000
331-01   901    803103605        44,800.00   04/01/2000  03/01/2030    12.500    11.500    18.500     8.000
331-01   901    803104595       157,000.00   04/01/2000  03/01/2030    11.000    10.000    17.000     5.900
331-01   901    803105923        53,200.00   04/01/2000  03/01/2030    10.375     9.375    16.375     5.750
331-01   901    803108679        44,100.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.650
331-01   901    803108877        80,000.00   04/01/2000  03/01/2030    10.875     9.875    16.875     6.150
331-01   901    803109263        44,700.00   04/01/2000  03/01/2030    11.250    10.250    17.250     6.625
331-01   901    803109941        71,000.00   04/01/2000  03/01/2030    10.000     9.000    16.000     4.500
331-01   901    803111251       108,000.00   04/01/2000  03/01/2030    10.500     9.500    16.500     5.250
331-01   901    803111822        45,900.00   04/01/2000  03/01/2030    11.375    10.375    17.375     6.750
331-01   901    803112085        85,500.00   04/01/2000  03/01/2030    10.750     9.750    16.750     6.250
331-01   901    803112754        66,500.00   04/01/2000  03/01/2030    10.500     9.500    16.500     6.000
331-01   901    803112895        94,400.00   04/01/2000  03/01/2030    12.250    11.250    18.250     7.750
331-01   901    803115179        70,500.00   04/01/2000  03/01/2030    12.250    11.250    18.250     7.000
331-01   901    803117506        66,500.00   04/01/2000  03/01/2030    11.250    10.250    17.250     6.500
331-01   901    803118751        96,800.00   04/01/2000  03/01/2030    13.000    12.000    19.000     8.500
331-01   901    803118991        51,200.00   04/01/2000  03/01/2030    10.750     9.750    16.750     5.250
331-01   901    803120443       115,600.00   04/01/2000  03/01/2030    11.250    10.250    17.250     6.000
331-01   901    803122324        72,200.00   04/01/2000  03/01/2030    11.750    10.750    17.750     6.500
331-01   901    803122365        40,000.00   04/01/2000  03/01/2030    11.250    10.250    17.250     5.750
331-01   901    803122712        24,000.00   04/01/2000  03/01/2030     9.750     8.750    15.750     4.500
331-01   901    803122779        55,200.00   04/01/2000  03/01/2030    12.250    11.250    18.250     7.750
331-01   901    803124973        75,650.00   04/01/2000  03/01/2030    11.875    10.875    17.875     7.100
331-01   901    803125608        35,000.00   04/01/2000  03/01/2030     9.000     8.000    15.000     4.750
331-01   901    803125798        98,500.00   04/01/2000  03/01/2030     8.875     7.875    14.875     5.000
331-01   901    803126002        44,000.00   04/01/2000  03/01/2030    12.375    11.375    18.375     7.500
331-01   901    803127737        90,100.00   04/01/2000  03/01/2030    12.125    11.125    18.125     6.875
331-01   901    803128008       165,000.00   04/01/2000  03/01/2030     9.750     8.750    15.750     5.650
331-01   901    803128107        47,600.00   04/01/2000  03/01/2030    11.375    10.375    17.375     6.750
331-01   901    803128438       145,673.87   04/01/2000  03/01/2030    10.125     9.125    16.125     6.500
331-01   901    803130202       133,200.00   04/01/2000  03/01/2030     9.875     8.875    15.875     5.375
331-01   901    803131341       119,000.00   04/01/2000  03/01/2030    10.625     9.625    16.625     6.500
331-01   901    803132448       148,500.00   04/01/2000  03/01/2030    10.750     9.750    16.750     6.250
331-01   901    803132505        48,000.00   04/01/2000  03/01/2030    12.250    11.250    18.250     8.000
331-01   901    803133115       263,500.00   04/01/2000  03/01/2030    12.125    11.125    18.125     6.875
331-01   901    803134196       101,150.00   04/01/2000  03/01/2030    11.250    10.250    17.250     6.500
331-01   901    803134527        42,500.00   04/01/2000  03/01/2030    12.000    11.000    18.000     6.250
331-01   901    803134865       213,000.00   04/01/2000  03/01/2030    10.375     9.375    16.375     5.750
331-01   901    803136076       136,000.00   04/01/2000  03/01/2030    12.250    11.250    18.250     7.000
331-01   901    803136977       499,500.00   04/01/2000  03/01/2030     9.250     8.250    15.250     4.875
331-01   901    803137157       108,800.00   04/01/2000  03/01/2030    12.250    11.250    18.250     7.750
331-01   901    803138577       292,500.00   04/01/2000  03/01/2030    10.750     9.750    16.750     6.250
331-01   901    803138585        68,000.00   04/01/2000  03/01/2030    13.000    12.000    19.000     8.450
331-01   901    803141613        74,700.00   04/01/2000  03/01/2030    11.125    10.125    17.125     6.625
331-01   901    803142306       198,900.00   04/01/2000  03/01/2030    10.625     9.625    16.625     6.100

ALLIANCE FUNDING                                                 PAGE 4 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                                                                                       Principal
                                                                                                              Zip      Balance at
Pool ID  Inv     Account       Name                        Address                       City         State  Code     Origination
------------------------------------------------------------------------------------------------------------------------------------
331-01   901    803143445   ROBERTS OLIVER              30145 FAIRWAY DRIVE           WESLEY CHAP       FL   33543      424,150.00
331-01   901    803143585   KAWCZYNSKI KATHLEEN A       6802 ORCHARD AVENUE           PARMA             OH   44129      108,000.00
331-01   901    803144096   FRANCESCHI CARMEN           313 MARIANA WAY               KISSIMMEE         FL   34758       65,600.00
331-01   901    803144328   PARISEAU CORY P             2489 PARKWOOD AVENUE          COLUMBUS          OH   43211       64,000.00
331-01   901    803149202   PIKUS FRANK                 3459 W 88TH ST                CLEVELAND         OH   44102       58,400.00
331-01   901    803150622   SAGGERS SARAH               8086 WESTWOOD                 DETROIT           MI   48228       35,000.00
331-01   901    803151927   FOREMAN SUZANNE K           1330 HARDEN LANE              BALTIMORE         MD   21208       76,000.00
331-01   901    803153113   SZALAY MICHAEL A            6958 WILKIE                   TAYLOR            MI   48180       80,000.00
331-01   901    803157817   HOLMES-SULTO SHIRLEY        1046 HERKIMER STREET          BROOKLYN          NY   11233      170,100.00
331-01   901    803159193   KHORSHAD DANIEL             10 RIDGEWAY DRIVE             KINGS POINT       NY   11024      499,999.00
331-01   901    803159359   BACHLI WILLARD              63 ATWATER ROAD               SPRINGFIELD       MA   01107      119,000.00
331-01   901    803159490   MYER RICHARD VERNON JR      405 FAIR GLEN ROAD            HOLLY SPRIN       NC   27540      101,610.00
331-01   901    803165034   ATWELL CARLE G              508 AMHERST ROAD              BELCHERTOWN       MA   01007       76,000.00
331-01   901    803165935   VALOR JOAQUIN               14200 SOUTH WEST 18 STREET    MIAMI             FL   33175      150,000.00
331-01   901    803166206   MARTIN LYNDA J              7 FOSTER                      PONTIAC           MI   48342       38,250.00
331-01   901    803166529   TINEO MIGUEL A              360 55TH STREET               BROOKLYN          NY   11220      202,500.00
331-01   901    803168871   WITHROW SHIRLEY A           2248 EMPORIA STREET           AURORA            CO   80010       86,250.00
331-01   901    803174127   HALL MARTHA ELIZABETH       2701 MILLERS WAY DRIVE        ELLICOTT CI       MD   21043      272,944.00
331-01   901    803178789   JOBE STACEY                 8234 SOUTH 1640 WEST          WEST JORDAN       UT   84088      109,600.00
331-01   901    803180678   CHRISTIANI RANDOLPH         120 EAST HUDSON STREET        LONG BEACH        NY   11213      340,000.00
331-01   901    803186337   HINSON JOE L                3992 SOUTH 1950 WEST          WEST VALLEY       UT   84119      127,500.00
331-01   901    803187129   LEKAJ ISMET                 1052 MATAWAN ROAD             OLD BRIDGE        NJ   08879      126,650.00
331-01   901    803204759   COPELAND CHARLES F          747 ROSEDALE AVENUE           BRONX             NY   10473       90,000.00
331-01   901    803206010   GAYNOR LAURENCE F           6213 SOUTH IOLA COURT         ENGLEWOOD         CO   80111      317,000.00
               -----------------------------------------                                                            ----------------
                       252  Sale Total                                                                               24,710,454.00

331-02   915    801105461   PUGH EVELYN C               113 CYPRESS LANE              WINDSOR           NC   27983       32,300.00
331-02   915    801195017   HARDING DENNIS L            2651 MARK N SMITH ROAD        KINSTON           NC   28504       56,000.00
331-02   915    801576711   COWARD LINDA B              3730 DEATON ROAD              FLOWERY BRA       GA   30542       57,800.00
331-02   915    801708140   GOLDSBERRY RICHARD E        10476 JACKSON ST              ROCKBRIDGE        OH   43149       25,600.00
331-02   915    802018655   CREECH BARBARA              12711 BUCK ROAD               MIDDLESEX         NC   27557       76,500.00
331-02   915    802102079   LOUK JOSEPH L               3555 HANKY MOUNTAIN HWY       CHURCHVILLE       VA   24421       60,000.00
331-02   915    802176966   GRINSTON CHERYL             1023 EAST 18TH AVENUE         COLUMBUS          OH   43211       55,250.00
331-02   915    802177717   NEFF LYNDA K                RD2 BOX 303                   LANDISBURG        PA   17040      121,050.00
331-02   915    802196824   LESHER DAVID E              832 WEST MIDDLE ROAD          GRATZ             PA   17030       66,100.00
331-02   915    802199687   ANDERSEN KIMM C             6079 WEST 13900 SOUTH         HERRIMAN          UT   84065      157,500.00
331-02   915    802217141   ROGERS DONA C               1323 C CHESTNUT ROAD          ELGIN             SC   29045       85,000.00
331-02   915    802268854   BEALE MATTHEW J             501 BAYSIDE DR                BALTIMORE         MD   21222       75,000.00
331-02   915    802293548   MITCHELL RICKY E.           102 COURTLAND PLACE           GOLDSBORO         NC   27534       97,200.00
331-02   915    802322396   PITTMAN JAMES               209 NORTH MILLER STREET       NEWBURGH          NY   12550       55,250.00
331-02   915    802346791   WILLIAMS KURT W             6625 EAST HOSS LANE           COEUR D ALE       ID   83814      115,600.00
331-02   915    802359778   MURRAY PATRICK K            20 WEST KING STREET           LITTLESTOWN       PA   17340      103,500.00
331-02   915    802363630   MAGEE JEFFREY D             5950 MARSHALL ROAD            AVON              NY   14414       74,000.00
331-02   915    802368233   BULLOCK SHARRELL            124 SOMBRERO LANE             HENDERSON         NC   27536       91,200.00
331-02   915    802376244   SMALLS BARRY G              765 PEIGON ROAD               CROSS             SC   29436       60,760.00
331-02   915    802381574   SCHWARTZ HARVEY ALAN        2730 ALICE TERRACE            UNION             NJ   07083      153,881.00
331-02   915    802411306   SEIDL KIMBERLY D            623 BROADWAY STREET           MADISON           IN   47250       32,800.00
331-02   915    802416651   CASSETTA ANTHONY P          1103 WILMINGTON ROAD          NEW CASTLE        DE   19720      100,800.00
331-02   915    802430595   LUGO MARIA C                62 HARRISON AVENUE            STATEN ISLA       NY   10302      126,000.00
331-02   915    802443846   GAGNE LAURENT R             114 SO WASHINGTON UNIT 7      PLAINVILLE        CT   06062       38,000.00
331-02   915    802446583   JACOBS JAMES                283 INDIAN HERITAGE ROAD      LUMBERTON         NC   28358       63,750.00
331-02   915    802451229   CRUMPLER BARBARA            616 BLADEN CIRCLE             VANDER            NC   28306       69,000.00
331-02   915    802452466   MORRISON CATHERINE A        7320 JACKSON AVE              HAMMOND           IN   46341       61,100.00
331-02   915    802477943   DUPUIS MARILYN              12087 BOURASSA BOULEVARD      BROOKSVILLE       FL   34613       25,000.00
331-02   915    802480442   BILLES TONY                 981 POLK LANE                 DALLAS            GA   30132       66,419.00
331-02   915    802500785   BENTON JAMES                2080 CREEKWOOD COURT SW       SUPPLY            NC   28462       57,531.00
331-02   915    802506782   GAINES ROSE M               4627 KAREN DRIVE              INDIANAPOLI       IN   46226       53,600.00
331-02   915    802521633   ZARRELLA JOSEPH V           28 30 ROMA AVENUE             WATERBURY         CT   06708      115,000.00
331-02   915    802524405   TAYLOR DANIEL H             RR4 BOX 282                   JERSEY SHOR       PA   17740       60,750.00
331-02   915    802526145   RUSSELL WILLIAM C           230 YORK ROAD                 CARLISLE          PA   17013      102,600.00
331-02   915    802529958   ERICKSEN MATTHEW K          18 CALL HOLLOW ROAD           POMONA            NY   10970      340,000.00
331-02   915    802530964   DORSEY TED E                5142 SOUTH 450 EAST           MIDDLETOWN        IN   47356       80,000.00
331-02   915    802548073   SINGH ANUP                  85 EIFFEL PLACE               ROCHESTER         NY   14621       28,000.00
331-02   915    802555060   LESSIG RANDALL E            100 CHERRY STREET             HURON             IN   47437       57,000.00
331-02   915    802556977   JONES WILSON ARLEATHIA      RT 2 BOX 251 AAA              KINGSTREE         SC   29556       46,400.00
331-02   915    802564310   LLOYD FREDRICK R            7997 QUAIL CREEK RUN          CULVER            IN   46511       62,650.00
331-02   915    802565945   PUGLIA MAUREEN L            171 MAY DRIVE                 CALVERTON         NY   11933      242,010.00
331-02   915    802569582   THOMPSON DOUGLASS J         309 8TH AVENUE                BEAVER FALL       PA   15010       55,000.00
331-02   915    802584706   KENT JOHN                   757 JACOBS CIRCLE             DOUGLAS           GA   31533       58,985.00
331-02   915    802591628   SIMPSON RUSSELL M           500 EAST CHILCO ROAD          RATHDRUM          ID   83858       91,500.00
331-02   915    802592238   COYLE PHILIP                32 CHARLES STREET             SHEATOWN          PA   18634       45,500.00
331-02   915    802592410   ROBLEJO CARMEN M            165 DEER RUN                  WATCHUNG          NJ   07060      558,526.00
331-02   915    802595108   MARTIN VERNELL              207 LEWIS AVENUE              MOUNT OLIVE       NC   28365       84,780.00
331-02   915    802600916   SHOFFNER RODERICK A         5461 ALAMANCE LINE DR         LIBERTY           NC   27298       74,800.00
331-02   915    802601815   BROWN JOHNNIE E             2152 HIGHWAY 97 EAST          ZEBULON           NC   27597       83,600.00
331-02   915    802602300   MENECHINI JOSE CARLOS       39 CONOVER AVENUE             NUTLEY            NJ   07110      155,500.00

                            Cut-off Date      First                 Initial   Minimum    Maximum
                              Principal      Payment    Maturity    Mortgage  Mortgage  Mortgage   Gross
Pool ID  Inv     Account       Balance        Date        Date        Rate      Rate      Rate     Margin
----------------------------------------------------------------------------------------------------------
331-01   901    803143445      424,150.00   04/01/2000  03/01/2030    11.875    10.875    17.875     6.750
331-01   901    803143585      108,000.00   04/01/2000  03/01/2030    11.500    10.500    17.500     6.750
331-01   901    803144096       65,600.00   04/01/2000  03/01/2030    11.750    10.750    17.750     7.250
331-01   901    803144328       63,971.38   04/01/2000  03/01/2030    13.125    12.125    19.125     8.125
331-01   901    803149202       58,400.00   04/01/2000  03/01/2030    11.500    10.500    17.500     6.250
331-01   901    803150622       35,000.00   04/01/2000  03/01/2030    11.000    10.000    17.000     5.250
331-01   901    803151927       76,000.00   04/01/2000  03/01/2030    10.625     9.625    16.625     5.500
331-01   901    803153113       80,000.00   04/01/2000  03/01/2030    11.750    10.750    17.750     6.250
331-01   901    803157817      170,100.00   04/01/2000  03/01/2030    10.750     9.750    16.750     5.500
331-01   901    803159193      499,999.00   03/01/2000  02/01/2030    12.375    11.375    18.375     8.150
331-01   901    803159359      119,000.00   04/01/2000  03/01/2030    10.000     9.000    16.000     5.000
331-01   901    803159490      101,610.00   04/01/2000  03/01/2030    11.000    10.000    17.000     6.250
331-01   901    803165034       76,000.00   04/01/2000  03/01/2030    12.750    11.750    18.750     7.750
331-01   901    803165935      150,000.00   04/01/2000  03/01/2030     9.625     8.625    15.625     4.250
331-01   901    803166206       38,250.00   04/01/2000  03/01/2030    12.000    11.000    18.000     6.250
331-01   901    803166529      202,500.00   04/01/2000  03/01/2030    11.125    10.125    17.125     5.850
331-01   901    803168871       86,250.00   04/01/2000  03/01/2030    11.125    10.125    17.125     5.750
331-01   901    803174127      272,944.00   03/01/2000  02/01/2030    10.875     9.875    16.875     6.450
331-01   901    803178789      109,600.00   04/01/2000  03/01/2030    12.875    11.875    18.875     7.500
331-01   901    803180678      340,000.00   04/01/2000  03/01/2030    10.000     9.000    16.000     5.000
331-01   901    803186337      127,500.00   04/01/2000  03/01/2030    12.625    11.625    18.625     6.875
331-01   901    803187129      126,650.00   04/01/2000  03/01/2030    12.000    11.000    18.000     6.750
331-01   901    803204759       90,000.00   04/01/2000  03/01/2030    11.875    10.875    17.875     6.250
331-01   901    803206010      317,000.00   04/01/2000  03/01/2030    11.500    10.500    17.500     6.625
               ---------------------------                          ----------------------------------------
                       252  24,699,677.54                             11.218    10.221    17.218     6.577

331-02   915    801105461       31,679.99   11/01/1998  10/01/2018    11.250    10.250    17.250     8.125
331-02   915    801195017       55,733.42   02/01/1999  01/01/2029    11.125    10.125    17.125     7.375
331-02   915    801576711       57,495.04   04/01/1999  03/01/2029    10.250     9.250    16.250     6.500
331-02   915    801708140       25,527.95   08/01/1999  07/01/2029    11.875    10.875    17.875     8.000
331-02   915    802018655       76,500.00   03/01/2000  02/01/2030    11.500    10.500    17.500     7.000
331-02   915    802102079       59,833.68   10/01/1999  09/01/2029     9.000     8.000    15.000     5.000
331-02   915    802176966       55,250.00   03/01/2000  02/01/2030    13.375    12.375    19.375     8.375
331-02   915    802177717      120,995.00   02/01/2000  01/01/2030     9.875     8.875    15.875     5.550
331-02   915    802196824       66,058.68   02/01/2000  01/01/2030    11.625    10.625    17.625     6.400
331-02   915    802199687      157,164.45   09/01/1999  08/01/2029    11.125    10.125    17.125     7.250
331-02   915    802217141       84,798.48   10/01/1999  09/01/2029     9.750     8.750    15.750     6.750
331-02   915    802268854       74,927.40   01/01/2000  12/01/2029    11.500    10.500    17.500     6.900
331-02   915    802293548       97,200.00   03/01/2000  02/01/2030    10.750     9.750    16.750     6.250
331-02   915    802322396       55,173.71   10/01/1999  09/01/2029    12.250    11.250    18.250     8.250
331-02   915    802346791      115,600.00   03/01/2000  02/01/2030    10.750     9.750    16.750     6.750
331-02   915    802359778      103,357.77   12/01/1999  11/01/2029     9.875     8.875    15.875     6.550
331-02   915    802363630       73,978.82   02/01/2000  01/01/2030    12.000    11.000    18.000     6.750
331-02   915    802368233       91,064.49   11/01/1999  10/01/2029    10.875     9.875    16.875     6.250
331-02   915    802376244       60,738.34   02/01/2000  01/01/2030    11.000    10.000    17.000     5.750
331-02   915    802381574      153,810.24   02/01/2000  01/01/2030    13.000    12.000    19.000     8.850
331-02   915    802411306       32,788.93   03/01/2000  02/01/2030    11.250    10.250    17.250     5.750
331-02   915    802416651      100,596.41   10/01/1999  09/01/2029    10.500     9.500    16.500     6.700
331-02   915    802430595      125,960.83   02/01/2000  01/01/2030    11.625    10.625    17.625     7.375
331-02   915    802443846       37,916.80   11/01/1999  10/01/2029    10.125     9.125    16.125     5.525
331-02   915    802446583       63,750.00   03/01/2000  02/01/2030    11.375    10.375    17.375     6.750
331-02   915    802451229       68,981.32   02/01/2000  01/01/2030    12.250    11.250    18.250     7.000
331-02   915    802452466       61,024.99   11/01/1999  10/01/2029    11.750    10.750    17.750     7.650
331-02   915    802477943       24,984.82   02/01/2000  01/01/2025    11.250    10.250    17.250     6.250
331-02   915    802480442       66,349.21   01/01/2000  12/01/2029    11.125    10.125    17.125     6.625
331-02   915    802500785       57,490.90   02/01/2000  01/01/2030    11.125    10.125    17.125     6.750
331-02   915    802506782       53,573.20   03/01/2000  02/01/2030    12.625    11.625    18.625     8.125
331-02   915    802521633      114,879.18   01/01/2000  12/01/2029    11.125    10.125    17.125     7.100
331-02   915    802524405       60,705.28   01/01/2000  12/01/2029    10.875     9.875    16.875     6.630
331-02   915    802526145      102,515.86   01/01/2000  12/01/2029    10.375     9.375    16.375     6.700
331-02   915    802529958      339,920.03   02/01/2000  01/01/2030    12.875    11.875    18.875     7.875
331-02   915    802530964       79,965.23   02/01/2000  01/01/2030    13.250    12.250    19.250     8.000
331-02   915    802548073       27,967.21   01/01/2000  12/01/2029    10.625     9.625    16.625     6.500
331-02   915    802555060       56,984.57   02/01/2000  01/01/2030    12.250    11.250    18.250     7.750
331-02   915    802556977       46,376.38   02/01/2000  01/01/2025    12.250    11.250    18.250     7.000
331-02   915    802564310       62,632.07   02/01/2000  01/01/2030    12.000    11.000    18.000     7.750
331-02   915    802565945      241,923.71   03/01/2000  02/01/2030    11.000    10.000    17.000     6.400
331-02   915    802569582       54,904.21   01/01/2000  12/01/2029     9.000     8.000    15.000     4.450
331-02   915    802584706       58,960.34   02/01/2000  01/01/2030    10.125     9.125    16.125     5.500
331-02   915    802591628       91,500.00   03/01/2000  02/01/2030    13.000    12.000    19.000     8.500
331-02   915    802592238       45,469.96   01/01/2000  12/01/2029    11.375    10.375    17.375     6.950
331-02   915    802592410      558,526.00   03/01/2000  02/01/2030    11.375    10.375    17.375     6.150
331-02   915    802595108       84,748.08   03/01/2000  02/01/2030    10.750     9.750    16.750     6.250
331-02   915    802600916       74,775.43   03/01/2000  02/01/2030    11.375    10.375    17.375     6.750
331-02   915    802601815       83,600.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    802602300      155,304.50   02/01/2000  01/01/2030    11.750    10.750    17.750     7.500

ALLIANCE FUNDING                                                 PAGE 5 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                                                                                       Principal
                                                                                                              Zip      Balance at
Pool ID  Inv     Account       Name                        Address                       City         State  Code     Origination
-----------------------------------------------------------------------------------------------------------------------------------
331-02   915    802605790   HICKERNELL LARRY J          1604 PINE STREET              SCRANTON          PA   18510       64,900.00
331-02   915    802606301   JONES DEWAYNE ALLEN         108 MALLARD CIRCLE            SOMERSET          KY   42503       37,125.00
331-02   915    802607275   PARSONS DANNY               931 ELM STREET                INDIANAPOLI       IN   46203       57,800.00
331-02   915    802609818   NATZKE DONALD               24572 GODDARD                 TAYLOR            MI   48180      116,000.00
331-02   915    802610105   LANGAN JANET                527 SPRING STREET             MOOSIC            PA   18507       46,150.00
331-02   915    802611707   SCOTT MADELYN               382 QUINCY STREET             BROOKLYN          NY   11216      193,477.00
331-02   915    802612994   ROANE BURNETT               2203 EAST LAMLEY STREET       BALTIMORE         MD   21205       32,250.00
331-02   915    802617928   WILLIAMS ROBERT M JR        4310 CASTLEWOOD PARKWAY       COLUMBUS          GA   31907      124,200.00
331-02   915    802622720   LAWSON STEVEN H             416 WEST ADAMS STREET         WINAMAC           IN   46996       75,150.00
331-02   915    802624130   RAYMOND ETANE               5201 NORTH 15TH STREET        TAMPA             FL   33610       51,000.00
331-02   915    802628065   FAIR VANESSA                5715 GLANDOR DRIVE            MABLETON          GA   30126      120,600.00
331-02   915    802632224   REAM ANGELA                 1798 HOMEWARD AVENUE          LIMA              OH   45805       24,750.00
331-02   915    802633891   WILLIAMS JOE F              4928 SOUTH FRASER STREET      GEORGETOWN        SC   29440       51,085.00
331-02   915    802635441   LIPPERT MICHAEL D           1080 WEST HOLLIS STREET       NASHUA            NH   03062      105,750.00
331-02   915    802639500   HUSAK ROBERT                16544 M42 W                   MESICK            MI   49668      106,000.00
331-02   915    802642868   RODGERS JANET G             162 LOG YARD LANE             TOWNSEND          DE   19734      122,965.00
331-02   915    802649020   KOGER TED L JR              191 PARKING ROAD              FREMONT           NC   27830       73,440.00
331-02   915    802663195   MCCRAY VIOLETTA             624 NORTH ROBINSON ST         BALTIMORE         MD   21205       42,519.00
331-02   915    802663807   CROUCH RANDALL C            LOT 20 FOX ROAD               MT STERLING       KY   40353       60,318.00
331-02   915    802665653   DODD KENNETH                519 TOM TEAGUE ROAD           CLEVELAND         GA   30528       63,750.00
331-02   915    802665679   GILLER MARTIN               4781 3 CECIL AVE              DETROIT           MI   48210       20,800.00
331-02   915    802670349   BARLOW MARCIE L             1590 SAXONBURG BLVD           CURTSVILLE        PA   15032       81,690.00
331-02   915    802673160   WASHAM MARY H               6314 NORTH 10TH STREET        PHILADELPHI       PA   19141       79,200.00
331-02   915    802673467   SIMPSON JAMES A             RR1 BOX 97                    LOGANTON          PA   17747       57,600.00
331-02   915    802674143   RUSSELL PRESTON             2004 MCNUTT ROAD              AUGUSTA           GA   30830      100,800.00
331-02   915    802674556   HAIM BETHANY                9690 SHIRLEY DRIVE            ALLISON PAR       PA   15101      106,000.00
331-02   915    802674655   MCELROY-SLAC SUSAN M        3871 TOWER STREET             MAIDEN            NC   28650       75,600.00
331-02   915    802679837   SCHAFER ROBERT ALLEN        7091 NE 123RD TERRACE         MORRISTON         FL   32668       85,500.00
331-02   915    802681833   MORRIS CYNTHIA T.H.         427 PINEY WOODS ROAD          COLUMBIA          SC   29210       53,889.00
331-02   915    802682492   GRAVES DELORES A            2908 MANLOVE AVENUE           INDIANAPOLI       IN   46218       52,800.00
331-02   915    802683078   WYNNE WILSON WENDY          200 WEST RIDGE ROAD           DILLSBURG         PA   17019       87,000.00
331-02   915    802683383   LAURENCEL JEFF              4434 W 142ND ST               CRESTWOOD         IL   60445      133,600.00
331-02   915    802683813   SIMS CARMEN A               18611 TRACY                   DETROIT           MI   48235       79,900.00
331-02   915    802687616   RICH JASON E                362 NORTH HOADLEY STREET      NAUGATUCK         CT   06770      112,500.00
331-02   915    802688234   GIBSON JAMES E              310 MARY SUE LANE             SENECA            SC   29678       72,540.00
331-02   915    802688259   SPICER INEZ C               87 WILLOW CREEK LANE          WHITEVILLE        NC   28472       55,125.00
331-02   915    802689703   TINSLEY WILBUR DAVID        1 TARA ROAD                   ABBEVILLE         SC   29620       76,500.00
331-02   915    802694554   STROUD GREGORY S            711 WEST UNION CHURCH RD      YOUNG HARRI       GA   30582       55,800.00
331-02   915    802696658   RUNCO JOHN A                218 STURGES STREET            JESSUP            PA   18434       57,500.00
331-02   915    802697409   SIMON THERESE E             3337 BIRNEY AVENUE            MOOSIC            PA   18507       50,600.00
331-02   915    802700559   LOVE MICHAEL A              4115 EAST NAOMI STREET        INDIANAPOLI       IN   46203       33,300.00
331-02   915    802700922   HOLMES JEROME               3212 PIKE ROAD                STATESBORO        GA   30461       71,500.00
331-02   915    802701177   SERGEANT HARRAL J           153.5 PENN STREET             TAMAQUA           PA   18252       25,500.00
331-02   915    802701763   HOLLAND MILTON R            FM 1969                       AVINGER           TX   75630       81,000.00
331-02   915    802702456   PRICE DEWEY                 392 HOWELL ROAD               SAINT PAULS       NC   28384       56,250.00
331-02   915    802702670   PINA DONNA                  58 HIGH STREET                WARREN            MA   01083       89,100.00
331-02   915    802702720   MCFADDEN LARRY E.           10581 CIRCLE NINE ROAD        MIDDLESEX         NC   27557       69,375.00
331-02   915    802703231   SHIOSAKY MARIO O            11705 IDLEWOOD ROAD           SILVER SPRI       MD   20906       75,000.00
331-02   915    802703728   LAUCHNOR RUSSELL P          208 CHESTNUT STREET           SLATINGTON        PA   18080       41,225.00
331-02   915    802708883   ALVIAR RHONDA S.            414 E MAIN                    FREMONT           MI   49415       87,000.00
331-02   915    802711580   JACKSON ANDRIS L            3664 NORTH KENWOOD AVENUE     INDIANAPOLI       IN   46208       50,150.00
331-02   915    802712216   CARTWRIGHT JOSEPH R         4551 MAIN STREET              PORT HOPE         MI   48468       46,400.00
331-02   915    802713354   TUTOR RICHARD               2171 GRANTHAM SCHOOL ROAD     MOUNT OLIVE       NC   28365       88,200.00
331-02   915    802714550   GATLING JOYCE A             64 GRANDVIEW AVENUE           NORTH PLAIN       NJ   07060       90,000.00
331-02   915    802716050   WHITE DEBORAH               69 DYKES WAY                  LOUISBURG         NC   27549       60,800.00
331-02   915    802717371   ROBINSON PAUL E             692 CASSELL ROAD              ELIZABETHTO       PA   17022       71,000.00
331-02   915    802717447   ALVAREZ ANGELINA            231 O'ROURKE STREET           BRENTWOOD         NY   11717      130,500.00
331-02   915    802717835   HARGROVE CAROLYN            64 MARY DAY DRIVE             LOUISBURG         NC   27549       46,400.00
331-02   915    802718379   BENEDICT DARRYL             120 N. VALLEY AVENUE          OLYPHANT          PA   18447       29,167.00
331-02   915    802718387   MORGANO RAYMOND M           724 BOYERS ROAD               BOYERS            PA   16020      131,750.00
331-02   915    802719781   TITUS NADINE                67 MICHAEL STREET             PISCATAWAY        NJ   08854      180,000.00
331-02   915    802721571   RIVERA BRENDA L             427 WOODWARD STREET           READING           PA   19601       44,800.00
331-02   915    802723957   GRAHAM NEOMIA               RT 1 BOX 115 F                CADES             SC   29518       61,200.00
331-02   915    802724534   DREWS EDWIN R               302 WEST 5TH STREET           ANDERSON          IN   46016       55,250.00
331-02   915    802725523   ETHERIDGE RONALD L          2525 DANIELLE DRIVE           DOVER             PA   17315      115,200.00
331-02   915    802726828   CHOVANEC JEFFERY L          409 FAYVILLE ROAD             PROVIDENCE        NY   12074       71,500.00
331-02   915    802727644   BURKS RUTHIE MAE            115 WROE AVENUE               DAYTON            OH   45406       34,850.00
331-02   915    802729285   MCCONNELL LILA              7530 EAST 630 SOUTH           WOLCOTVILLE       IN   46795       58,500.00
331-02   915    802729939   HARRISON WALTER             647 BELMONT AVENUE            MOUNT POCON       PA   18344       97,600.00
331-02   915    802730143   FLANNERY ERIN M             323 CARBON STREET             ARCHBALD          PA   18403       44,284.00
331-02   915    802730507   ENGEL LINDA J               3916 CHESTERFIELD AVENUE      BALTIMORE         MD   21213       61,200.00
331-02   915    802739631   ROXBY JESS                  3332 OLYPHANT AVENUE          SCRANTON          PA   18509       38,000.00
331-02   915    802743641   MABLEY ROD W                33983 POWELL HILLS LOOP       SHEDD             OR   97377      132,000.00
331-02   915    802744482   CARTER LINWOOD M            128 UNDERHILL STREET          HIGH POINT        NC   27265       53,500.00
331-02   915    802744672   GILL LAWRENCE               352 RICH HILL ROAD            CHESWICK          PA   15024       92,000.00
331-02   916    802748095   AMMONS JEFFERY E            168 STROZ DRIVE               MONTICELLO        GA   31064       55,250.00

                            Cut-off Date      First                 Initial   Minimum    Maximum
                              Principal      Payment    Maturity    Mortgage  Mortgage  Mortgage   Gross
Pool ID  Inv     Account       Balance        Date        Date        Rate      Rate      Rate     Margin
----------------------------------------------------------------------------------------------------------
331-02   915    802605790       64,853.50   01/01/2000  12/01/2029    11.000    10.000    17.000     7.200
331-02   915    802606301       37,107.71   03/01/2000  02/01/2025    12.750    11.750    18.750     7.500
331-02   915    802607275       57,766.75   03/01/2000  02/01/2030    12.000    11.000    18.000     6.750
331-02   915    802609818      116,000.00   03/01/2000  02/01/2030    11.625    10.625    17.625     6.750
331-02   915    802610105       46,112.24   01/01/2000  12/01/2029    12.375    11.375    18.375     7.900
331-02   915    802611707      193,477.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.850
331-02   915    802612994       32,226.91   01/01/2000  12/01/2029    11.000    10.000    17.000     6.250
331-02   915    802617928      124,089.66   01/01/2000  12/01/2029    10.000     9.000    16.000     5.800
331-02   915    802622720       75,150.00   03/01/2000  02/01/2030     9.875     8.875    15.875     5.000
331-02   915    802624130       50,966.64   03/01/2000  02/01/2030     8.125     7.125    14.125     3.625
331-02   915    802628065      120,454.95   12/01/1999  11/01/2029    10.500     9.500    16.500     6.250
331-02   915    802632224       24,742.51   03/01/2000  02/01/2030    11.750    10.750    17.750     7.300
331-02   915    802633891       51,085.00   03/01/2000  02/01/2030    11.125    10.125    17.125     6.500
331-02   915    802635441      105,658.16   12/01/1999  11/01/2029    13.125    12.125    19.125     8.900
331-02   915    802639500      105,960.09   02/01/2000  01/01/2030    10.750     9.750    16.750     6.250
331-02   915    802642868      122,886.03   01/01/2000  12/01/2029    11.500    10.500    17.500     7.200
331-02   915    802649020       73,440.00   03/01/2000  02/01/2030    10.250     9.250    16.250     5.500
331-02   915    802663195       42,501.27   01/01/2000  12/01/2029    13.250    12.250    19.250     9.000
331-02   915    802663807       60,292.71   03/01/2000  02/01/2030    10.250     9.250    16.250     6.000
331-02   915    802665653       63,710.17   01/01/2000  12/01/2029    11.625    10.625    17.625     6.850
331-02   915    802665679       20,791.04   02/01/2000  01/01/2030    10.125     9.125    16.125     5.275
331-02   915    802670349       81,646.79   01/01/2000  12/01/2029    12.375    11.375    18.375     7.400
331-02   915    802673160       78,206.19   12/01/1999  11/01/2029    11.000    10.000    17.000     6.700
331-02   915    802673467       57,559.83   01/01/2000  12/01/2029    11.125    10.125    17.125     6.900
331-02   915    802674143      100,683.60   01/01/2000  12/01/2029     8.750     7.750    14.750     4.500
331-02   915    802674556      106,000.00   03/01/2000  02/01/2030    12.125    11.125    18.125     7.400
331-02   915    802674655       75,526.82   12/01/1999  11/01/2029    11.500    10.500    17.500     7.250
331-02   915    802679837       85,457.95   03/01/2000  02/01/2030     9.500     8.500    15.500     5.250
331-02   915    802681833       53,858.01   03/01/2000  02/01/2030    12.000    11.000    18.000     7.500
331-02   915    802682492       52,800.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.750
331-02   915    802683078       86,958.32   03/01/2000  02/01/2030     9.625     8.625    15.625     5.500
331-02   915    802683383      133,600.00   03/01/2000  02/01/2030    13.375    12.375    19.375     8.900
331-02   915    802683813       79,880.11   02/01/2000  01/01/2030    12.625    11.625    18.625     7.650
331-02   915    802687616      112,337.34   12/01/1999  11/01/2029    11.000    10.000    17.000     7.250
331-02   915    802688234       72,515.51   03/01/2000  02/01/2030    11.250    10.250    17.250     6.750
331-02   915    802688259       55,125.00   03/01/2000  02/01/2030    12.125    11.125    18.125     8.000
331-02   915    802689703       76,500.00   03/01/2000  02/01/2030    10.625     9.625    16.625     6.125
331-02   915    802694554       55,800.00   03/01/2000  02/01/2030    10.000     9.000    16.000     5.750
331-02   915    802696658       57,388.82   01/01/2000  12/01/2029     8.500     7.500    14.500     4.550
331-02   915    802697409       50,340.60   01/01/2000  12/01/2029    10.250     9.250    16.250     5.950
331-02   915    802700559       33,278.60   01/01/2000  12/01/2029    11.500    10.500    17.500     7.250
331-02   915    802700922       71,444.44   02/01/2000  01/01/2030    10.625     9.625    16.625     6.250
331-02   915    802701177       25,486.51   01/01/2000  12/01/2029    12.375    11.375    18.375     7.450
331-02   915    802701763       81,000.00   03/01/2000  02/01/2030    10.250     9.250    16.250     6.000
331-02   915    802702456       56,250.00   04/01/2000  03/01/2030    12.500    11.500    18.500     8.000
331-02   915    802702670       89,003.81   01/01/2000  12/01/2029    11.000    10.000    17.000     6.750
331-02   915    802702720       69,375.00   04/01/2000  03/01/2030    10.875     9.875    16.875     6.000
331-02   915    802703231       74,614.89   01/01/2000  12/01/2029    10.250     9.250    16.250     5.750
331-02   915    802703728       41,198.52   01/01/2000  12/01/2029    11.500    10.500    17.500     7.150
331-02   915    802708883       87,000.00   04/01/2000  03/01/2030    10.125     9.125    16.125     5.500
331-02   915    802711580       50,150.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    802712216       46,384.34   03/01/2000  02/01/2030    11.250    10.250    17.250     6.750
331-02   915    802713354       88,200.00   03/01/2000  02/01/2030    10.750     9.750    16.750     6.250
331-02   915    802714550       89,902.85   12/01/1999  11/01/2029    11.000    10.000    17.000     6.375
331-02   915    802716050       60,800.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    802717371       70,964.47   01/01/2000  12/01/2029    12.625    11.625    18.625     7.650
331-02   915    802717447      130,460.53   03/01/2000  02/01/2030    11.750    10.750    17.750     7.250
331-02   915    802717835       46,380.26   02/01/2000  01/01/2025    13.250    12.250    19.250     8.000
331-02   915    802718379       29,157.15   02/01/2000  01/01/2030    11.250    10.250    17.250     6.980
331-02   915    802718387      131,678.04   02/01/2000  01/01/2030     9.000     8.000    15.000     4.750
331-02   915    802719781      179,932.23   02/01/2000  01/01/2030    10.750     9.750    16.750     6.480
331-02   915    802721571       44,777.58   02/01/2000  01/01/2030    12.625    11.625    18.625     8.350
331-02   915    802723957       61,177.58   03/01/2000  02/01/2030    10.875     9.875    16.875     6.500
331-02   915    802724534       55,250.00   03/01/2000  02/01/2030    11.250    10.250    17.250     6.625
331-02   915    802725523      115,157.79   02/01/2000  01/01/2030    10.875     9.875    16.875     6.700
331-02   915    802726828       71,477.77   03/01/2000  02/01/2030    11.625    10.625    17.625     6.900
331-02   915    802727644       34,850.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    802729285       58,471.53   02/01/2000  01/01/2030    12.750    11.750    18.750     7.750
331-02   915    802729939       97,600.00   03/01/2000  02/01/2030     9.625     8.625    15.625     5.250
331-02   915    802730143       44,253.12   02/01/2000  01/01/2030    11.125    10.125    17.125     6.750
331-02   915    802730507       61,200.00   03/01/2000  02/01/2030     9.875     8.875    15.875     6.125
331-02   915    802739631       37,966.24   02/01/2000  01/01/2030    10.000     9.000    16.000     5.700
331-02   915    802743641      131,813.08   01/01/2000  12/01/2029     9.750     8.750    15.750     5.500
331-02   915    802744482       53,482.43   03/01/2000  02/01/2030    11.375    10.375    17.375     6.500
331-02   915    802744672       91,906.72   03/01/2000  02/01/2030     9.375     8.375    15.375     5.625
331-02   916    802748095       55,230.83   02/01/2000  01/01/2030    11.125    10.125    17.125     6.750

ALLIANCE FUNDING                                                 PAGE 6 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                                                                                       Principal
                                                                                                              Zip      Balance at
Pool ID  Inv     Account       Name                        Address                       City         State  Code     Origination
------------------------------------------------------------------------------------------------------------------------------------
331-02   915    802751388   LYONS HEATHER               HCR 61 BOX 199                BONNERS FER       ID   83805      104,000.00
331-02   915    802752451   CARTWRIGHT SANDRA K         7405 MIDDLE RIDGE RD          MADISON           OH   44057       61,750.00
331-02   915    802752741   MARTIN ROBERT L             53 LUNCEFORD ROAD             DAHLONEGA         GA   30533       51,300.00
331-02   915    802754036   WATTS JEANNE A. BLUME       129 ARCHER AVENUE             ELGIN             SC   29045       68,000.00
331-02   915    802755389   BATTLE NED                  29637 HIVELEY                 INKSTER           MI   48141       63,700.00
331-02   915    802755546   GLOSSON MIRACLE             22446 ACACIA                  DETROIT           MI   48223       73,800.00
331-02   915    802756973   CARTER BERTHA               3233 MOORE                    INKSTER           MI   48141       63,700.00
331-02   915    802757773   GALLEGOS MANUEL A           05 SELLECK ROAD               LOS LUNAS         NM   87031       75,330.00
331-02   915    802758177   VERBURGT DAVID              2876 SILVERHILL DRIVE         WATERFORD         MI   48329      157,500.00
331-02   915    802759217   COLE TERRIANCE              218 HEAPE ROAD                EASTOVER          SC   29044       76,800.00
331-02   915    802759936   CZAPLICKI ANDREW            12500 SOUTHEAST 89TH LANE     BELLVIEW          FL   34420       47,200.00
331-02   915    802760124   TIMM ROBERT W               10785 ALLENDALE DRIVE         ARVADA            CO   80004      140,000.00
331-02   915    802761304   HINKLE MELVIN ERNEST        617 SOUTH HENRY ST            KENTON            OH   43326       36,000.00
331-02   915    802761338   SETTLE RONALD L             108 PARTRIGE CIRCLE           MIDDLESEX         NC   27557       94,945.00
331-02   915    802763771   EMLET TERRY L               LOT 23 COLD BRANCH ROAD       EATONTON          GA   31024       58,650.00
331-02   915    802764225   JENKINS ZULEKYA             5128 S WINCHESTER             CHICAGO           IL   60609       80,750.00
331-02   915    802764613   HENRY HOWARD H              5375 COACHWHIP DRIVE          KEYSTONE HE       FL   32656       70,950.00
331-02   915    802765487   PROCTOR ROBERT D            17210 NORTHWEST 46TH AVENU    TRENTON           FL   32693       69,000.00
331-02   915    802768614   WHITE KEVIN T               3201 E 118TH ST               CLEVELAND         OH   44120       51,025.00
331-02   915    802768754   ROBINSON GARY LEE           13 CHERRY LANE                NEBO              NC   28761       68,000.00
331-02   915    802770198   YOUNG MARY                  1499 BLAND STREET             COOKSVILLE        KY   40212       52,000.00
331-02   915    802770297   HALES ROGER D               1695 WRENN SMITH ROAD         SILER CITY        NC   27344       58,875.00
331-02   915    802771857   BROWN-CLARK GLADYS          15604 VIVIAN                  TAYLOR            MI   48180      139,300.00
331-02   915    802772285   WILKERSON DALE R            15000 TODD CREEK RD           PLATTE CITY       MO   64079       80,000.00
331-02   915    802775817   RAUCHWARTER BRIAN           236 EAST 4TH STREET           RED WING          MN   55066       32,625.00
331-02   915    802776815   LOPEZ DAVID P               11 DURBIN MEADOWS RD          FOUNTAIN IN       SC   29666       64,426.00
331-02   915    802778290   JOHNSON LINWOOD             5781 CEDAR CREEK ROAD         FAYETTEVILL       NC   28301       72,800.00
331-02   915    802778951   CANDEBAT GREGORY P          1180 WOODLAWN STREET          MEMPHIS           TN   38107       36,800.00
331-02   915    802779116   KIECK JOHN E                10219 STONECROP AVENUE        ENGLEWOOD         FL   34224      121,500.00
331-02   915    802779223   ROBINSON MITZI              309 RACETRACK ROAD            ORANGEBURG        SC   29115       69,700.00
331-02   915    802779678   REEVERS DONNIELLE O.        18270 ASHTON                  DETROIT           MI   48219       65,450.00
331-02   915    802780569   MARSH PHILLIP M             713 ATHENS SCHOOL ROAD        SWANSEA           SC   29160       70,800.00
331-02   915    802781864   BATES THOMAS LA TARRA       13949 ROSELAWN                DETROIT           MI   48238       27,000.00
331-02   915    802782755   GREKAS BETTY J              59 MARYLAND AVENUE            REHOBOTH BE       DE   19971       60,000.00
331-02   915    802782904   VALENTINE SEBERINA A        618 FRANK REED ROAD           BASSETT           VA   24055       73,100.00
331-02   915    802783589   CLARK WENDY A               104 ARROWPOINT DRIVE          GASTON            SC   29053       69,200.00
331-02   915    802783720   REID DAVID A                137 WASHINGTON AVENUE         BROOKLYN          NY   11238      210,000.00
331-02   915    802785360   HODGE CHARLES EDWARD        620 HALLS BRIDGE ROAD         INMAN             SC   29349       69,275.00
331-02   915    802785469   FELTON ROGER CARL           4905 HUNTER ROAD              SANFORD           NC   27330       66,950.00
331-02   915    802786038   DONAHUE JOSEPH G            3 DRUID AVENUE                PEABODY           MA   01960      144,000.00
331-02   915    802789222   STEVENSON MARQUETTE M       2506 ASHFORD STREET           PHILADELPHI       PA   19153       45,050.00
331-02   915    802790667   FRIDAY CYNTHIA L            52 SANDSTONE LANE             WILLINGBORO       NJ   08046       60,000.00
331-02   915    802791046   WINTERSTEEN VICTORIA L      16 APPLETON PARK H6           IPSWICH           MA   01938       85,000.00
331-02   915    802792531   SPINDLER CATHERINE          920 S WHEELER                 SAGINAW           MI   48602       41,400.00
331-02   915    802792739   JEUDY YVES J                1283 EAST 93RD STREET         BROOKLYN          NY   11236      223,975.00
331-02   915    802792952   CALLAHAN DASHAUN            752 WEADOCK AVENUE            LIMA              OH   45804       36,000.00
331-02   915    802794040   MORRIS ROYCE L              3720 RUTHERFORD STREET        HARRISBURG        PA   17111       56,700.00
331-02   915    802795922   LASSITER ALDRIDGE B IV      143 IVEY DRIVE                KENLY             NC   27542       82,400.00
331-02   915    802797324   GARRETT BOBBIE              741 CALVERT                   DETROIT           MI   48202       29,100.00
331-02   915    802798405   MUTTART WAYNE R             3562 BUFFALO DRIVE            MARTINSVILL       IN   46151       64,500.00
331-02   915    802799429   WHITE KIMBERLY              189 VISTA VIEW DRIVE          ELGIN             SC   29045       68,000.00
331-02   915    802799577   JACKSON THEOPHLIUS          123436 COLUMBIA AVNEUE        PLAINFIELD        NJ   07060       99,000.00
331-02   915    802800144   MAZZOLA DARREN J            2156 ALEMANDA DRIVE           CLEARWATER        FL   33764       58,400.00
331-02   915    802801084   ROBERTS DANIEL              921 SOUTH 21ST STREET         NEW CASTLE        IN   47362       40,000.00
331-02   915    802802082   LOVETT JOSEPH               709 SOUTH LEAVITT STREET      BRAZIL            IN   47834       23,450.00
331-02   915    802806018   GOMEZ DANILO A              3166 NORTH HOLTON AVENUE      MILWAUKEE         WI   53212       52,800.00
331-02   915    802806539   FERRELL CHERYL              1031 ZION GROVE TRAIL         CLOVER            VA   24534       54,263.00
331-02   915    802807578   STARK FRANK                 6 BLIZZARD ROAD               STILLWATER        NY   12170       77,000.00
331-02   915    802807727   NELSON JACKS GERALDINE      3734 BOONE TRAIL              GRIFTON           NC   28530       54,750.00
331-02   915    802808014   GREENE WALTER JR            200 RICHARDS AVENUE           NORWALK           CT   06850      212,500.00
331-02   915    802808816   HUGULEY JAMES W  JR         3602 33RD STREET SW           LANETT            AL   36863       62,100.00
331-02   915    802808857   BRANDT GARY JUDE            18936 LAKE HARBOUR ROAD       BATON ROUGE       LA   70816      819,000.00
331-02   915    802810226   NOBILING DEBORAH L          6809 BRIMSTONE LANE           FAIRFAX           VA   22039      364,560.00
331-02   915    802811653   BLAINE JULIA A              510 SOUTH BROWNSCHOOL ROAD    VANDALIA          OH   45377      120,700.00
331-02   915    802812073   COLLINS CHRISTOPHE          402 EAST TRINITY AVENUE       DURHAM            NC   27701       97,650.00
331-02   915    802812115   CAMPBELL JACQUELINE         213 WEST GROVE STREET         TAYLOR            PA   18517       36,000.00
331-02   915    802813378   HOLLAND LINDA B             207 BROKER ROAD               DOUGLAS           GA   31533       51,000.00
331-02   915    802814459   SLATER WILLIAM P            921 NORTH PARKER              INDIANAPOLI       IN   46201       52,700.00
331-02   915    802814525   CRAWFORD MARY               1319 PHILADELPHIA DRIVE       DAYTON            OH   45406       70,550.00
331-02   915    802814640   WHITE JOSEPH                311 CENTENNIAL DRIVE          BYRON             GA   31008       78,758.00
331-02   915    802816504   CANNON DANIEL               16 11TH STREET                TROY              NY   12180       80,550.00
331-02   915    802817452   ROZAK HEIDI E               336 WELLESLEY ROAD            PHILADELPHI       PA   19119      144,000.00
331-02   915    802819540   THOMSON SCOT                5430 NORTHEAST 153RD PLACE    CITRA             FL   32113       54,400.00
331-02   915    802819565   TULINO MARIO L              3492 CLIFFWOOD DRIVE          LAKE ARIEL        PA   18436       93,100.00
331-02   915    802823419   ARMSTRONG BARBARA           6383 NIGHTINGALE              FLINT             MI   48506       99,000.00
331-02   915    802824565   BURKE DAVID J               13 MERLIN DRIVE               BRIDGETON         NJ   08302       92,650.00

                            Cut-off Date      First                 Initial   Minimum    Maximum
                              Principal      Payment    Maturity    Mortgage  Mortgage  Mortgage   Gross
Pool ID  Inv     Account       Balance        Date        Date        Rate      Rate      Rate     Margin
----------------------------------------------------------------------------------------------------------
331-02   915    802751388      103,981.06   03/01/2000  02/01/2030    14.000    13.000    20.000    10.000
331-02   915    802752451       61,750.00   03/01/2000  02/01/2030    11.250    10.250    17.250     6.750
331-02   915    802752741       51,259.06   02/01/2000  01/01/2030    10.500     9.500    16.500     6.250
331-02   915    802754036       68,000.00   03/01/2000  02/01/2030    10.875     9.875    16.875     6.500
331-02   915    802755389       63,667.23   02/01/2000  01/01/2030    12.500    11.500    18.500     7.450
331-02   915    802755546       73,772.95   02/01/2000  01/01/2030    10.875     9.875    16.875     6.575
331-02   915    802756973       63,671.82   03/01/2000  02/01/2030    10.000     9.000    16.000     5.775
331-02   915    802757773       75,330.00   03/01/2000  02/01/2030    11.000    10.000    17.000     6.750
331-02   915    802758177      157,500.00   03/01/2000  02/01/2030    11.125    10.125    17.125     7.150
331-02   915    802759217       76,800.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    802759936       47,178.03   02/01/2000  01/01/2025    12.750    11.750    18.750     7.750
331-02   915    802760124      139,968.88   02/01/2000  01/01/2030    13.125    12.125    19.125     8.875
331-02   915    802761304       36,000.00   03/01/2000  02/01/2030    10.250     9.250    16.250     8.000
331-02   915    802761338       94,945.00   03/01/2000  02/01/2030    10.875     9.875    16.875     6.250
331-02   915    802763771       58,627.32   02/01/2000  01/01/2030    10.625     9.625    16.625     6.250
331-02   915    802764225       80,750.00   03/01/2000  02/01/2030    11.000    10.000    17.000     6.600
331-02   915    802764613       70,921.03   02/01/2000  01/01/2030    10.375     9.375    16.375     6.000
331-02   915    802765487       68,979.14   03/01/2000  02/01/2030    11.750    10.750    17.750     7.250
331-02   915    802768614       51,025.00   03/01/2000  02/01/2030    11.250    10.250    17.250     6.500
331-02   915    802768754       67,942.72   02/01/2000  01/01/2030    10.250     9.250    16.250     6.000
331-02   915    802770198       51,979.89   03/01/2000  02/01/2030    10.625     9.625    16.625     6.000
331-02   915    802770297       58,862.28   03/01/2000  02/01/2030    13.250    12.250    19.250     9.000
331-02   915    802771857      139,300.00   03/01/2000  02/01/2030    11.125    10.125    17.125     6.750
331-02   915    802772285       80,000.00   03/01/2000  02/01/2030     9.250     8.250    15.250     5.375
331-02   915    802775817       32,615.92   03/01/2000  02/01/2030    12.125    11.125    18.125     8.125
331-02   915    802776815       64,383.55   02/01/2000  01/01/2030    11.875    10.875    17.875     7.650
331-02   915    802778290       72,800.00   03/01/2000  02/01/2030    10.125     9.125    16.125     5.500
331-02   915    802778951       36,800.00   04/01/2000  03/01/2030    10.250     9.250    16.250     5.750
331-02   915    802779116      121,421.97   01/01/2000  12/01/2029    11.500    10.500    17.500     7.750
331-02   915    802779223       69,667.48   03/01/2000  02/01/2030     9.750     8.750    15.750     5.125
331-02   915    802779678       65,432.29   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    802780569       70,780.84   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    802781864       26,990.63   02/01/2000  01/01/2030    11.125    10.125    17.125     6.650
331-02   915    802782755       59,974.84   02/01/2000  01/01/2030    10.250     9.250    16.250     5.750
331-02   915    802782904       72,050.00   03/01/2000  02/01/2030    11.000    10.000    17.000     6.625
331-02   915    802783589       69,200.00   03/01/2000  02/01/2030    11.500    10.500    17.500     6.250
331-02   915    802783720      210,000.00   04/01/2000  03/01/2030    10.250     9.250    16.250     5.500
331-02   915    802785360       69,275.00   03/01/2000  02/01/2030    10.625     9.625    16.625     6.250
331-02   915    802785469       66,931.88   03/01/2000  02/01/2030    12.250    11.250    18.250     8.000
331-02   915    802786038      143,910.03   01/01/2000  12/01/2029    11.625    10.625    17.625     6.500
331-02   915    802789222       45,026.16   01/01/2000  12/01/2029    12.375    11.375    18.375     7.325
331-02   915    802790667       60,000.00   03/01/2000  02/01/2030    12.750    11.750    18.750     8.450
331-02   915    802791046       85,000.00   04/01/2000  03/01/2030    10.625     9.625    16.625     6.000
331-02   915    802792531       41,383.55   03/01/2000  02/01/2030    10.500     9.500    16.500     6.250
331-02   915    802792739      223,859.77   02/01/2000  01/01/2030    12.500    11.500    18.500     7.450
331-02   915    802792952       36,000.00   03/01/2000  02/01/2030     9.875     8.875    15.875     5.500
331-02   915    802794040       56,675.50   02/01/2000  01/01/2030    10.000     9.000    16.000     5.800
331-02   915    802795922       82,372.18   02/01/2000  01/01/2030    11.250    10.250    17.250     7.000
331-02   915    802797324       29,100.00   04/01/2000  03/01/2030    11.125    10.125    17.125     6.750
331-02   915    802798405       64,458.57   03/01/2000  02/01/2030    11.500    10.500    17.500     7.500
331-02   915    802799429       67,947.15   03/01/2000  02/01/2030    10.625     9.625    16.625     6.750
331-02   915    802799577       99,000.00   03/01/2000  02/01/2030    11.375    10.375    17.375     7.125
331-02   915    802800144       58,400.00   03/01/2000  02/01/2030    13.750    12.750    19.750     9.250
331-02   915    802801084       39,986.50   04/01/2000  03/01/2030    11.250    10.250    17.250     5.750
331-02   915    802802082       23,450.00   03/01/2000  02/01/2030    13.250    12.250    19.250     9.000
331-02   915    802806018       52,800.00   04/01/2000  03/01/2030    10.125     9.125    16.125     5.500
331-02   915    802806539       54,200.33   02/01/2000  01/01/2030     8.750     7.750    14.750     4.500
331-02   915    802807578       77,000.00   04/01/2000  03/01/2030     9.750     8.750    15.750     5.500
331-02   915    802807727       54,735.19   02/01/2000  01/01/2030    12.250    11.250    18.250     8.000
331-02   915    802808014      212,433.93   02/01/2000  01/01/2030    11.625    10.625    17.625     7.250
331-02   915    802808816       61,549.28   03/01/2000  02/01/2030    10.125     9.125    16.125     5.500
331-02   915    802808857      818,707.97   02/01/2000  01/01/2030    11.000    10.000    17.000     6.750
331-02   915    802810226      364,422.75   02/01/2000  01/01/2030    10.750     9.750    16.750     6.100
331-02   915    802811653      120,641.29   01/01/2000  12/01/2029    12.750    11.750    18.750     7.750
331-02   915    802812073       97,611.20   03/01/2000  02/01/2030    10.500     9.500    16.500     6.250
331-02   915    802812115       35,973.48   02/01/2000  01/01/2030    10.875     9.875    16.875     6.400
331-02   915    802813378       50,970.65   01/01/2000  12/01/2029    12.000    11.000    18.000     6.250
331-02   915    802814459       52,671.33   03/01/2000  02/01/2030    12.250    11.250    18.250     7.250
331-02   915    802814525       70,550.00   03/01/2000  02/01/2030    11.500    10.500    17.500     6.500
331-02   915    802814640       78,710.13   02/01/2000  01/01/2030    11.750    10.750    17.750     7.375
331-02   915    802816504       80,550.00   03/01/2000  02/01/2030    12.375    11.375    18.375     8.350
331-02   915    802817452      144,000.00   03/01/2000  02/01/2030    10.500     9.500    16.500     6.250
331-02   915    802819540       53,795.68   02/01/2000  01/01/2030    12.750    11.750    18.750     7.500
331-02   915    802819565       93,100.00   03/01/2000  02/01/2030    10.875     9.875    16.875     6.100
331-02   915    802823419       99,000.00   03/01/2000  02/01/2030    11.000    10.000    17.000     6.750
331-02   915    802824565       92,595.23   02/01/2000  01/01/2030    11.875    10.875    17.875     6.950

ALLIANCE FUNDING                                                 PAGE 7 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                                                                                       Principal
                                                                                                              Zip      Balance at
Pool ID  Inv     Account       Name                        Address                       City         State  Code     Origination
-----------------------------------------------------------------------------------------------------------------------------------
331-02   915    802824631   SIX DANNY RAY               102 1/2 REAR 4TH STREET       FOLLANSBEE        WV   26037       46,500.00
331-02   915    802824862   JOHNSON WILLIAM             528 SOUTH WAYNE STREET        KENTON            OH   43326       33,600.00
331-02   915    802825125   GARCIA GUILLERMO            84 63 256TH STREET            FLORAL PARK       NY   11001      263,500.00
331-02   915    802827543   KRUPSKI EDWARD E            458 WHEATON AVENUE            BERKELEY TO       NJ   08721      102,500.00
331-02   915    802828194   AMOO JANET B                1105 BOND STREET              ASBURY PARK       NJ   07712       42,500.00
331-02   915    802830935   ORTIZ JULIA                 179 TENNEY STREET             METHUEN           MA   01844       88,000.00
331-02   915    802831214   PIKEN GENE L                1 LEXINGTON DRIVE             ROCKPORT          ME   04856      312,000.00
331-02   915    802832063   WONDERS PAUL D              104 VAN DYKE ROAD             FREEPORT          PA   16229      108,000.00
331-02   915    802833319   PETERSON SALLY              2759 MARKET ST                MAHTOWA           MN   55707       45,100.00
331-02   915    802833871   PETERSON CHRISTINE A        601 BENITA DRIVE EAST         MINGO JUNCT       OH   43938      110,500.00
331-02   915    802834069   DAILEY JOSEPH J JR          309 CANTON STREET             STOUGHTON         MA   02072      110,500.00
331-02   915    802834374   DILLON PARHA RUBIE D        823 PUTNAM AVENUE             BROOKLYN          NY   11221      168,000.00
331-02   915    802834580   THORNTON SHELTON H          2 ROUTE BOX 617               LAKE BUTLER       FL   32054       78,000.00
331-02   915    802835140   WARREN-MUMFO DEBORAH        3042 WEST 60TH STREET         INDIANAPOLI       IN   46228       66,300.00
331-02   915    802836437   BURT JOSEPH W               779 HERNDON DAIRY ROAD        BEECH ISLAN       SC   29803       79,203.00
331-02   915    802837674   BROWNLEE EARNEST LEE        113 FOY STREET                FUNSTON           GA   31753       52,700.00
331-02   915    802840009   HEILMANN BRIAN W            303 DUNCAN LANE               NORTH FORT        FL   39903      136,000.00
331-02   915    802840298   KRZYKWA RICHARD JR          5337 CLAUDIA AVE S.E.         KENTWOOD          MI   49548       72,000.00
331-02   915    802840371   KREUL MARK J                306 COOK GROVE ST             LINDEN            WI   53553       90,000.00
331-02   915    802841759   JENKINS FRANKLIN L          114 116 118 NORMAN STREET     BRIDGEPORT        CT   06605       54,000.00
331-02   915    802842179   MCCLUNEY WILLIE             117 PLEASANT PLAINS ROAD      WHITEVILLE        NC   28472       60,000.00
331-02   915    802842898   MCCARTY DAWN R              12626 STATE ROAD 159          PIMENTO           IN   47866       68,800.00
331-02   915    802844456   GIBSON JAMES M              480 OLD LOOP 35               FOREST            MS   39074       72,000.00
331-02   915    802844571   CACIOPPO CHARLES            11 DIVISION STREET            CAMBRIDGE         NY   12816       17,000.00
331-02   915    802844753   THOMPSON JULIE              3435 TOEPFER RD               WARREN            MI   48091       67,500.00
331-02   915    802844811   JAMES ROBERTA               76 VERNON AVENUE              MOUNT VERNO       NY   10553      165,000.00
331-02   915    802845404   WILLIAMS CASSANDRA          3222 DUPONT AVE N             MINNEAPOLIS       MN   55412       58,500.00
331-02   915    802846527   YEAGY LENETTA M             1001 UNIT 23 NANROC DRIVE     MECHANICSBU       PA   17055       49,600.00
331-02   915    802848572   LAWSON ANGELIA              1406 RAINBOW DRIVE            OCILLA            GA   31774       60,350.00
331-02   915    802848861   BOKOR ALI                   1112 BLAKE COURT              BROOKLYN          NY   11235      192,000.00
331-02   915    802850941   BLANKENSHIP MARK            81 HOLBROOK VILLAGE           PRESTONSBUR       KY   41653       39,000.00
331-02   915    802851758   DAWES GLORIS RAQUEL         35 07 92ND STREET             JACKSON HEI       NY   11372      259,000.00
331-02   915    802855387   HOLMAN NORMAN               74 SATTERWHITE ROAD           YOUNGSVILLE       NC   27596       49,500.00
331-02   915    802856005   MARTINEZ GEORGE MARIO       1011 BENSCH STREET            LANSING           MI   48912       50,000.00
331-02   915    802856187   OKENE OVUNDAH E             219 43 PECK AVENUE            HOLLIS HILL       NY   11423      414,470.00
331-02   915    802857664   DRISKELL SABRINA            2362 EAST 93RD STREET         CLEVELAND         OH   44106       20,480.00
331-02   915    802859223   MINKS WAYNE O               32925 FOSSINGER ROAD          YODER             CO   80864      125,375.00
331-02   915    802860262   SMITH RALPH J JR            106 EAST WALNUT ST            PLEASANTVIL       OH   43148       56,000.00
331-02   915    802860445   ARMSTRONG DONALD A.         352 W TACOMA                  CLAWSON           MI   48017       96,900.00
331-02   915    802860544   ROBINSON ELENE              56 RHODE ISLAND               HIGHLAND PA       MI   48203       68,600.00
331-02   915    802861542   HELEEJI HAMEED              6919 MANSFIELD                DETROIT           MI   48228       53,200.00
331-02   915    802862292   JOHNSON ANDREW M            405 E PHILADELPHIA            DETROIT           MI   48202       61,600.00
331-02   915    802863381   CADOSE JOSEPH JR            28 TALLMAN STREET             NEW BEDFORD       MA   02301       94,410.00
331-02   915    802864538   RICHARDSON MELINDA          2000 GERMAN CREEK RD          SOUTH BOSTO       VA   24592       54,263.00
331-02   915    802865758   WANNER CLARK                1330 NORTH MARSH CREEK RD     INKOM             ID   83245      113,400.00
331-02   915    802866004   ETTER MARILYN               150 SOUTH MEADE STREET        WILKES BARR       PA   18702       45,145.00
331-02   915    802866152   PEDROZA BERONICA            59 HUDSON STREET              TRENTON           NJ   08609       34,300.00
331-02   915    802866962   JEWELL JENNIFER             241 MEGAN ROAD                DOUGLAS           GA   31533       38,200.00
331-02   915    802867010   BABER ANNA                  3420 ROBERTS                  SAGINAW           MI   48601       22,000.00
331-02   915    802867176   BLAYLOCK DONALD A.          407 E WASHINGTON ST           BRANDON           WI   53919       83,700.00
331-02   915    802868042   KENNEDY GIOVONNIA           328 DONERAILE STREET          DARLINGTON        SC   29532       65,603.00
331-02   915    802868885   HURLEY KELLY SR             9139 SPRING HILL LANE         SALISBURY         MD   21801       84,000.00
331-02   915    802869917   ROGERS HELEN DENISE         818 SHEIDAN STREET            VALLEJO           CA   94590      112,837.00
331-02   915    802870048   MANGUI JORGE                6 VERDON STREET               NORTH PLAIN       NJ   07060       60,000.00
331-02   915    802870428   TAYLOR RAYMOND II           2001 S 3RD AVE                MAYWOOD           IL   60153       58,500.00
331-02   915    802870857   JONES DANIEL W JR           605 BERWICK STREET            WHITE HAVEN       PA   18661       73,478.00
331-02   915    802871418   HARTMAN CINDY L             865 VISTA STREET              PITTSBURGH        PA   15212       44,850.00
331-02   915    802874206   MUTHANA NAJIB               2402 ALICE                    HAMTRAMCK         MI   48212       58,650.00
331-02   915    802875476   PEMBROOK ADAM               3823 SCOVEL PLACE             DETROIT           MI   48208       32,900.00
331-02   915    802876375   RIERSON LARRY               156 SHADYWOODS DRIVE          WINSTON SAL       NC   27107      108,800.00
331-02   915    802876656   AMORGINOS JOHN T            922 NORTHEAST 13TH AVENUE     OCALA             FL   34470       55,250.00
331-02   915    802876698   KIMM JAMES M                219 MILLCREEK                 CHESTERFIEL       IN   46017       52,700.00
331-02   915    802877241   HUSTON CHARLEY O            HWY 17 HOUSTON WAY 17         GARDEN VALL       ID   83622      114,750.00
331-02   915    802879122   APPLEBY LARRY               117 LOGGINS LANE              COMMERCE          GA   30558       82,500.00
331-02   915    802879270   SAMPLEY HARRY R             182 RALSTON ROAD              HATTIESBURG       MS   39401       90,100.00
331-02   915    802879296   LITTLE VERONICA A           71 WILLOW CREEK LANE          WHITEVILLE        NC   28472       61,760.00
331-02   915    802881169   HOPKINS DIANE               RR5 BOX 225                   HABERSON          DE   19951       89,250.00
331-02   915    802881268   PARSONS JERRY               140 POULSEN AVE               BATTLE CREE       MI   49014       63,700.00
331-02   915    802881466   BROOKINS TAMMY              269 71 CLINTON PLACE          NEWARK            NJ   07018       96,050.00
331-02   915    802881722   MULLEN THOMAS               438 67 STREET                 BROOKLYN          NY   11220      103,000.00
331-02   915    802882019   PENNINGTON WILLIS J         1120 POPLAR GROVE ROAD        STREET            MD   21154       66,500.00
331-02   915    802882530   LEMON ROBERT                909 SHEPHERD FORK ROAD        WEST PORTSM       OH   45663       13,600.00
331-02   915    802884874   DOMENECH DELILAH            63 MANN STREET                LAWRENCE          MA   01841       52,500.00
331-02   915    802885483   MORGAN MARK K               126 FLINT RD                  CHILLICOTHE       OH   45601       64,000.00
331-02   915    802885764   HARRIS JENNIFER             16210 ILENE                   DETROIT           MI   48221       79,900.00
331-02   915    802886002   HARE DIANE L                243 EAST 9TH AVENUE           CONSHOHOCKE       PA   19428       99,000.00

                             Cut-off Date      First                 Initial   Minimum    Maximum
                               Principal      Payment    Maturity    Mortgage  Mortgage  Mortgage   Gross
Pool ID  Inv     Account        Balance        Date        Date        Rate      Rate      Rate     Margin
-----------------------------------------------------------------------------------------------------------
331-02   915    802824631        46,489.96   03/01/2000  02/01/2030    13.250    12.250    19.250     9.000
331-02   915    802824862        33,600.00   03/01/2000  02/01/2030    11.000    10.000    17.000     5.500
331-02   915    802825125       263,500.00   03/01/2000  02/01/2030    12.125    11.125    18.125     7.650
331-02   915    802827543       102,355.37   01/01/2000  12/01/2029     9.750     8.750    15.750     5.150
331-02   915    802828194        42,489.13   03/01/2000  02/01/2030    12.500    11.500    18.500     7.850
331-02   915    802830935        87,980.44   02/01/2000  01/01/2030    13.125    12.125    19.125     8.500
331-02   915    802831214       311,913.18   03/01/2000  02/01/2030    12.125    11.125    18.125     7.875
331-02   915    802832063       108,000.00   03/01/2000  02/01/2030    10.125     9.125    16.125     6.125
331-02   915    802833319        45,100.00   03/01/2000  02/01/2030    13.125    12.125    19.125     8.600
331-02   915    802833871       110,470.91   02/01/2000  01/01/2030    12.375    11.375    18.375     7.880
331-02   915    802834069       110,430.96   01/01/2000  12/01/2029    11.625    10.625    17.625     7.500
331-02   915    802834374       168,000.00   04/01/2000  03/01/2030     9.125     8.125    15.125     5.500
331-02   915    802834580        78,000.00   03/01/2000  02/01/2030    11.000    10.000    17.000     6.750
331-02   915    802835140        66,300.00   03/01/2000  02/01/2030    11.125    10.125    17.125     6.750
331-02   915    802836437        79,159.73   03/01/2000  02/01/2030     9.000     8.000    15.000     4.750
331-02   915    802837674        52,700.00   03/01/2000  02/01/2030    10.375     9.375    16.375     6.000
331-02   915    802840009       135,933.85   03/01/2000  02/01/2030    12.750    11.750    18.750     8.750
331-02   915    802840298        71,984.00   02/01/2000  01/01/2030    13.125    12.125    19.125     9.150
331-02   915    802840371        89,964.23   02/01/2000  01/01/2030    10.500     9.500    16.500     6.250
331-02   915    802841759        54,000.00   03/01/2000  02/01/2030    12.500    11.500    18.500     8.000
331-02   915    802842179        60,000.00   04/01/2000  03/01/2030    12.375    11.375    18.375     7.500
331-02   915    802842898        68,778.01   03/01/2000  02/01/2030    11.500    10.500    17.500     7.250
331-02   915    802844456        71,971.39   03/01/2000  02/01/2030    10.500     9.500    16.500     6.250
331-02   915    802844571        16,994.10   02/01/2000  01/01/2030    11.125    10.125    17.125     6.650
331-02   915    802844753        67,477.20   02/01/2000  01/01/2030    11.250    10.250    17.250     7.025
331-02   915    802844811       165,000.00   03/01/2000  02/01/2030    12.625    11.625    18.625     8.650
331-02   915    802845404        58,500.00   03/01/2000  02/01/2030    10.000     9.000    16.000     5.750
331-02   915    802846527        49,600.00   03/01/2000  02/01/2030    10.125     9.125    16.125     6.400
331-02   915    802848572        60,332.73   02/01/2000  01/01/2030    12.000    11.000    18.000     7.625
331-02   915    802848861       192,000.00   03/01/2000  02/01/2030    11.250    10.250    17.250     6.750
331-02   915    802850941        39,000.00   03/01/2000  02/01/2025    10.375     9.375    16.375     6.000
331-02   915    802851758       259,000.00   04/01/2000  03/01/2030    11.250    10.250    17.250     6.500
331-02   915    802855387        49,475.91   02/01/2000  01/01/2030    12.750    11.750    18.750     8.750
331-02   915    802856005        49,956.75   02/01/2000  01/01/2030    10.125     9.125    16.125     5.900
331-02   915    802856187       414,470.00   03/01/2000  02/01/2030    10.750     9.750    16.750     6.500
331-02   915    802857664        20,480.00   04/01/2000  03/01/2030    11.500    10.500    17.500     6.750
331-02   915    802859223       125,277.57   02/01/2000  01/01/2030    10.625     9.625    16.625     6.875
331-02   915    802860262        56,000.00   03/01/2000  02/01/2030    11.750    10.750    17.750     7.500
331-02   915    802860445        96,900.00   03/01/2000  02/01/2030    10.125     9.125    16.125     6.000
331-02   915    802860544        68,600.00   03/01/2000  02/01/2030    11.500    10.500    17.500     7.000
331-02   915    802861542        53,182.99   02/01/2000  01/01/2030    11.500    10.500    17.500     6.525
331-02   915    802862292        61,600.00   03/01/2000  02/01/2030    10.250     9.250    16.250     5.750
331-02   915    802863381        94,368.23   03/01/2000  02/01/2030    10.000     9.000    16.000     5.350
331-02   915    802864538        54,263.00   03/01/2000  02/01/2030    10.125     9.125    16.125     5.500
331-02   915    802865758       113,363.76   02/01/2000  01/01/2030    11.500    10.500    17.500     7.500
331-02   915    802866004        45,102.69   02/01/2000  01/01/2030     9.750     8.750    15.750     5.250
331-02   915    802866152        34,289.62   03/01/2000  02/01/2030    11.750    10.750    17.750     7.150
331-02   915    802866962        38,200.00   03/01/2000  02/01/2025    10.000     9.000    16.000     5.375
331-02   915    802867010        21,995.11   02/01/2000  01/01/2030    13.125    12.125    19.125     8.380
331-02   915    802867176        83,700.00   03/01/2000  02/01/2030    10.750     9.750    16.750     6.250
331-02   915    802868042        65,582.04   02/01/2000  01/01/2030    11.500    10.500    17.500     6.250
331-02   915    802868885        83,951.70   01/01/2000  12/01/2029    12.000    11.000    18.000     7.950
331-02   915    802869917       112,837.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.250
331-02   915    802870048        59,979.18   03/01/2000  02/01/2030    11.125    10.125    17.125     5.625
331-02   915    802870428        58,500.00   04/01/2000  03/01/2030    11.500    10.500    17.500     6.750
331-02   915    802870857        73,451.07   02/01/2000  01/01/2030    10.875     9.875    16.875     6.300
331-02   915    802871418        44,834.86   03/01/2000  02/01/2030    11.250    10.250    17.250     6.500
331-02   915    802874206        58,633.68   02/01/2000  01/01/2030    12.125    11.125    18.125     7.525
331-02   915    802875476        32,900.00   03/01/2000  02/01/2030    11.000    10.000    17.000     5.750
331-02   915    802876375       108,800.00   04/01/2000  03/01/2030    12.250    11.250    18.250     7.000
331-02   915    802876656        55,224.90   03/01/2000  02/01/2030     9.875     8.875    15.875     5.375
331-02   915    802876698        52,700.00   03/01/2000  02/01/2030    11.750    10.750    17.750     6.500
331-02   915    802877241       114,665.52   03/01/2000  02/01/2030    10.875     9.875    16.875     6.625
331-02   915    802879122        81,745.34   03/01/2000  02/01/2030    10.500     9.500    16.500     6.250
331-02   915    802879270        90,100.00   03/01/2000  02/01/2030    10.000     9.000    16.000     5.500
331-02   915    802879296        61,760.00   03/01/2000  02/01/2030    10.125     9.125    16.125     5.500
331-02   915    802881169        89,217.30   02/01/2000  01/01/2030    10.875     9.875    16.875     6.700
331-02   915    802881268        63,048.40   02/01/2000  01/01/2030    11.375    10.375    17.375     6.900
331-02   915    802881466        96,050.00   03/01/2000  02/01/2030    12.375    11.375    18.375     7.750
331-02   915    802881722       102,970.53   03/01/2000  02/01/2030    12.000    11.000    18.000     7.250
331-02   915    802882019        66,474.97   03/01/2000  02/01/2030    10.750     9.750    16.750     6.500
331-02   915    802882530        13,593.39   03/01/2000  02/01/2030    12.750    11.750    18.750     8.250
331-02   915    802884874        52,487.30   02/01/2000  01/01/2030    12.750    11.750    18.750     7.500
331-02   915    802885483        63,981.69   03/01/2000  02/01/2030    12.000    11.000    18.000     7.750
331-02   915    802885764        79,880.11   02/01/2000  01/01/2030    12.625    11.625    18.625     7.325
331-02   915    802886002        99,000.00   03/01/2000  02/01/2030    11.500    10.500    17.500     6.250

ALLIANCE FUNDING                                                 PAGE 8 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                                                                                       Principal
                                                                                                              Zip      Balance at
Pool ID  Inv     Account       Name                        Address                       City         State  Code     Origination
-----------------------------------------------------------------------------------------------------------------------------------
331-02   915    802886879   MURPHY ANTINA L             1988 GA HWY 270W              DOERUN            GA   31744       61,440.00
331-02   915    802887588   SMITH YOLANDA M             3543 HILLCREST AVE            DAYTON            OH   45406       54,400.00
331-02   915    802888214   OZDEMIR SELAMI              339341 BLOHM STREET           WEST HAVEN        CT   06516      124,000.00
331-02   915    802888610   GUARDIA EDUARDO M.          30050 SW 155 AVENUE           LEISURE CIT       FL   33033       87,300.00
331-02   915    802889097   ROJAS ROQUE                 2261 WALTON AVENUE            BRONX             NY   10453      150,000.00
331-02   915    802889592   ADAMS MARY M.               502 NORTH VENTURI AVENUE      CRYSTAL RIV       FL   34428      148,500.00
331-02   915    802890426   TURNER FRANK T              713 DICKENS STREET            ROXBORO           NC   27573       83,990.00
331-02   915    802890921   NOCK PAUL R                 134 WICK ROAD                 SLIPPERY RO       PA   16057      121,300.00
331-02   915    802891176   BORKOWSKA BARBARA           3119 LIVINGSTON ST.           PHILADELPHI       PA   19134       22,100.00
331-02   915    802891804   PREVATT BRIAN               ROUTE 4 BOX 2166              LAKE BUTLER       FL   32054       71,120.00
331-02   915    802892216   SIMMONS YOUNG D.            10354 AURORA                  DETROIT           MI   48204       30,550.00
331-02   915    802892422   HOFFMAN LARRY D             388 WILDCREEK DRIVE           JIM THORPE        PA   18229       64,800.00
331-02   915    802892596   MILLISOCK ROGER W           BOX 4562 SPECK ROAD           MOHNTON           PA   19540      102,000.00
331-02   915    802892885   BRADBERRY LISA M            208 GRANITE DRIVE             LUCAMA            NC   27851       75,375.00
331-02   915    802892968   JIMENEZ DIEGO F             236 HUNYADI AVENUE            FAIRFIELD         CT   06430      256,500.00
331-02   915    802893701   DEMATTEO MICHAEL            RR 1 BOX 134 DELAWARE TOWN    DINGMANS FE       PA   18328       86,400.00
331-02   915    802893750   JOHNSON BERNICE             211 SHERIDAN STREET           WESTBURY          NY   11590       90,860.00
331-02   915    802893859   FLANINGAM TERRY             6209 PLEASANT AVENUE          LOVES PARK        IL   61111       40,800.00
331-02   915    802894709   TUCIBAT ROGER A             523 MEADOW AVENUE             PITTSBURGH        PA   15235       66,000.00
331-02   915    802894717   ALI GAMAL                   42564 SYCAMORE                STERLING HE       MI   48313      141,100.00
331-02   915    802894972   ZELL BERNADINE T            144 BENDER MILL ROAD          LANCASTER         PA   17603       58,000.00
331-02   915    802896019   HERNANDEZ MARIA A           7516 EAST 46TH STREET         INDIANAPOLI       IN   46226       68,000.00
331-02   915    802896969   SAO UON                     7 COOK STREET                 DANBURY           CT   06810      147,000.00
331-02   915    802897629   CUPO FRANK                  183 DENNIS PHILLIPS ROAD      FRANKFORD         NJ   07862      332,781.00
331-02   915    802898569   DORRELL JUSTIN P            7299 AMERICAN CORNER ROAD     DENTON            MD   21629      105,000.00
331-02   915    802898734   POTICHER GARY L             270 IDLE ROAD                 MARYSVILLE        PA   17053       92,800.00
331-02   915    802898932   BEEKS SALESHA V.S.          1011 31ST AVE N               MINNEAPOLIS       MN   55411       48,700.00
331-02   915    802899658   YOUNG JAMES DOFF            705 CHESTNUT RIDGE ROAD       MARIETTA          SC   29661       56,000.00
331-02   915    802899740   TURNER PATRICE M.           17537 BIRCHCREST              DETROIT           MI   48221      205,600.00
331-02   915    802900357   WARE CHARLES A              1434 BOXWOOD FARM ROAD        AMHERST           VA   24521       57,800.00
331-02   915    802901074   RUCKER BERTHA C             2649 LAFAYETTE AVENUE         BALTIMORE         MD   21216       44,000.00
331-02   915    802901165   LOMASCOLO CHRISTINE L       36 RIPPLE BROOK ROAD          TUNKHANNOCK       PA   18657       92,000.00
331-02   915    802901215   LONG EARL                   1080 PENNFIELD ROAD           CLEVELAND H       OH   44121       98,175.00
331-02   915    802901850   HYDE CHARLES R              94 WEST 100 NORTH             RICHFIELD         UT   84701       80,750.00
331-02   915    802903344   SIMMONS CRYSTAL             10079 PRINCE DR               ST LOUIS          MO   63136       52,700.00
331-02   915    802903542   OLSEN DIANE                 577 RENEWAL WAY               WOODBRIDGE        NJ   07064      159,081.00
331-02   915    802905539   FEHR LISA B                 18672 KELLER ROAD             LAWRENCEBUR       IN   47025       38,000.00
331-02   915    802905901   ZAHRAIE FALAMARZ            29284 AUGUSTA                 FARMINGTON        MI   48331      344,700.00
331-02   915    802906420   ROHRS JULIE L               3603 ALDERGROVE ROAD          FERNDALE          WA   98248      119,200.00
331-02   915    802906768   FINNLEY ANITA               4021 KOSSUTH                  ST LOUIS          MO   63107       37,400.00
331-02   915    802907626   PISCIOTTA KENNETH J         2543 CONASHAUGH LAKE          MILFORD           PA   18337       77,400.00
331-02   915    802907675   CROSSAN ELISABETH           969 NATALIE LANE              COOPERSBURG       PA   18036      200,000.00
331-02   915    802907774   MORETA MIKAELLA             51 HAWKINS LANE               BROOKHAVEN        NY   11719      351,000.00
331-02   915    802908483   RAY VICKY S                 7 FLEETWOOD AVE               JACKSON           OH   45640       39,100.00
331-02   915    802908616   LONG FRANKIE D              2728 HITCHCOCK ROAD           SALEM             IN   47167       55,250.00
331-02   915    802910299   KELLEY THOMAS W SR          RD 2 BOX 226A                 BRIDGEVILLE       DE   19933      102,000.00
331-02   915    802912436   MCBROOM GREGORY             2922 WORTH LANE               HAW RIVER         NC   27258       39,000.00
331-02   915    802914051   ENGEL LLOYD                 1242 W PAINE RD               RUBICON           WI   53078      114,700.00
331-02   915    802914085   BEERS ROBERT E JR           24 SOUTH MAIN STREET          MARY D            PA   17952       23,400.00
331-02   915    802914192   TINDAL JAMES                17 LOT MOSES DINGLE ROAD      SUMMERTON         SC   29148       56,100.00
331-02   915    802914382   KRYSKA MONTY                29045 HILLVIEW                ROSEVILLE         MI   48066       77,300.00
331-02   915    802914416   BARTZ RICHARD R             30822 ANN ARBOR TRAIL         WESTLAND          MI   48185      112,500.00
331-02   915    802914507   PRYOR MARLENE               473 LELAND PRYOR ROAD         CROSSVILLE        TN   38555       76,500.00
331-02   915    802914994   MCANDREW EDWARD C           2663 SANDERS FOREST DRIVE     SHALLOTTE         NC   28470       90,000.00
331-02   915    802915611   SWENSEN SCOTT               2031 NORTH 725 WEST           CENTERVILLE       UT   84014      175,000.00
331-02   915    802916163   SERIG TIMOTHY               15414 BAUER LANE              LAUREL            MD   20707      127,960.00
331-02   915    802916304   BATTLE LUCKY J              LOT B HWY 33 30 SOUTH         MCCORMICK         SC   29836       70,614.00
331-02   915    802917096   LOPEZ ANTHONY               635 NORTH EASTCREST AVENUE    TOOELE            UT   84074       94,500.00
331-02   915    802917559   CONTE JAMES                 8 OAKWOOD LANE                WESTPORT          CT   06880      400,000.00
331-02   915    802918128   POE PATRICIA S              124 BRADNER STREET            FOSTORIA          OH   44830       32,800.00
331-02   915    802918680   SALAZAR CIELO               149 32 83RD STREET            HOWARD BEAC       NY   11414      288,000.00
331-02   915    802919191   LINCOLN TIMOTHY D           97 CHURCH STREET              AUSABLE FOR       NY   12912       78,750.00
331-02   915    802919720   BABYLON BRUCE A             8664 LAUREL WOODS DRIVE       SURFSIDE BE       SC   29575      111,350.00
331-02   915    802920363   WILSON TAMMY L              17688 BROOKNEAL HWY           BROOKNEAL         VA   24528       53,973.00
331-02   915    802920611   NEAL SARAH                  215 CATHERINE                 MUSKEGON          MI   49442       51,850.00
331-02   915    802921320   ELIZARRARAS OLGA            13428 SUNSWEPT COURT          MORENO VALL       CA   92553      101,600.00
331-02   915    802921791   CHAVIS GERALD A             522 PONDEROSA DRIVE           BEAR              DE   19701      158,750.00
331-02   915    802922807   BLY VANESSA                 128 GREER CIRCLE              FITZGERALD        GA   31750       47,600.00
331-02   915    802923102   GRAY RICHARD A              1485 EAST JOEY CIRCLE         SANDY             UT   84092      225,250.00
331-02   915    802923763   RICE JOHNNY R               4922 S PRINCETON AVE          CHICAGO           IL   60609       78,600.00
331-02   915    802923961   SEIBERT KEITH R             134 ELM STREET                CARLISLE          PA   17013       62,910.00
331-02   915    802924043   HENDERSON LESTER            17367 RUNYON                  DETROIT           MI   48234       57,600.00
331-02   915    802924217   TREVINO JOSEPH SR           1870 EAST SUMMIT AVENUE       KANKAKEE          IL   60901       69,600.00
331-02   915    802924597   WILSON ROBERT A             1310 VIC GREER ROAD           WAYNESBURG        KY   40489       65,600.00
331-02   915    802924605   JONES ROGER O'NEIL          528 CANAL ROAD                FARNHAM           VA   22460       71,400.00
331-02   915    802924712   JONES DAZELLE               220 ZEB LANE                  BENSON            NC   27504       81,500.00

                             Cut-off Date      First                 Initial   Minimum    Maximum
                               Principal      Payment    Maturity    Mortgage  Mortgage  Mortgage   Gross
Pool ID  Inv     Account        Balance        Date        Date        Rate      Rate      Rate     Margin
-----------------------------------------------------------------------------------------------------------
331-02   915    802886879        61,440.00   03/01/2000  02/01/2030    11.500    10.500    17.500     6.250
331-02   915    802887588        54,400.00   04/01/2000  03/01/2030    12.500    11.500    18.500     8.000
331-02   915    802888214       123,968.27   03/01/2000  02/01/2030    12.500    11.500    18.500     7.000
331-02   915    802888610        87,300.00   03/01/2000  02/01/2030     9.750     8.750    15.750     5.500
331-02   915    802889097       150,000.00   03/01/2000  02/01/2030    10.750     9.750    16.750     6.000
331-02   915    802889592       148,439.38   03/01/2000  02/01/2030    10.375     9.375    16.375     6.000
331-02   915    802890426        83,990.00   03/01/2000  02/01/2030     9.750     8.750    15.750     5.250
331-02   915    802890921       121,254.34   03/01/2000  02/01/2030    10.750     9.750    16.750     6.375
331-02   915    802891176        22,093.32   02/01/2000  01/01/2030    11.750    10.750    17.750     7.200
331-02   915    802891804        71,120.00   04/01/2000  03/01/2030    11.500    10.500    17.500     6.250
331-02   915    802892216        30,550.00   03/01/2000  02/01/2030    11.750    10.750    17.750     7.000
331-02   915    802892422        64,775.60   03/01/2000  02/01/2030    10.750     9.750    16.750     6.250
331-02   915    802892596       101,904.43   02/01/2000  01/01/2030     9.750     8.750    15.750     6.000
331-02   915    802892885        75,355.71   02/01/2000  01/01/2030    12.500    11.500    18.500     8.000
331-02   915    802892968       256,500.00   03/01/2000  02/01/2030     9.750     8.750    15.750     5.750
331-02   915    802893701        86,400.00   04/01/2000  03/01/2030    10.125     9.125    16.125     5.600
331-02   915    802893750        90,835.41   03/01/2000  02/01/2030    12.250    11.250    18.250     7.500
331-02   915    802893859        40,800.00   03/01/2000  02/01/2030    13.375    12.375    19.375     8.900
331-02   915    802894709        65,985.74   03/01/2000  02/01/2030    13.250    12.250    19.250     8.750
331-02   915    802894717       140,971.27   02/01/2000  01/01/2030     9.875     8.875    15.875     5.025
331-02   915    802894972        58,000.00   03/01/2000  02/01/2030    11.125    10.125    17.125     6.250
331-02   915    802896019        68,000.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    802896969       147,000.00   03/01/2000  02/01/2030     9.000     8.000    15.000     5.000
331-02   915    802897629       332,781.00   03/01/2000  02/01/2030    10.750     9.750    16.750     5.950
331-02   915    802898569       105,000.00   04/01/2000  03/01/2030     9.500     8.500    15.500     5.000
331-02   915    802898734        92,776.26   03/01/2000  02/01/2030    12.500    11.500    18.500     8.000
331-02   915    802898932        48,700.00   04/01/2000  03/01/2030    11.500    10.500    17.500     6.750
331-02   915    802899658        55,971.19   02/01/2000  01/01/2030    12.500    11.500    18.500     8.500
331-02   915    802899740       205,600.00   03/01/2000  02/01/2030    11.625    10.625    17.625     6.750
331-02   915    802900357        57,779.94   02/01/2000  01/01/2030    11.125    10.125    17.125     6.750
331-02   915    802901074        44,000.00   03/01/2000  02/01/2030    11.875    10.875    17.875     7.500
331-02   915    802901165        92,000.00   03/01/2000  02/01/2030    10.125     9.125    16.125     5.375
331-02   915    802901215        98,175.00   03/01/2000  02/01/2030    10.625     9.625    16.625     6.000
331-02   915    802901850        80,750.00   03/01/2000  02/01/2030    10.625     9.625    16.625     6.500
331-02   915    802903344        52,682.69   02/01/2000  01/01/2030    11.375    10.375    17.375     6.750
331-02   915    802903542       159,081.00   03/01/2000  02/01/2030    11.375    10.375    17.375     6.650
331-02   915    802905539        38,000.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    802905901       344,700.00   03/01/2000  02/01/2030    10.000     9.000    16.000     5.525
331-02   915    802906420       119,200.00   04/01/2000  03/01/2030    10.125     9.125    16.125     5.625
331-02   915    802906768        37,373.92   03/01/2000  02/01/2030    11.125    10.125    17.125     6.500
331-02   915    802907626        77,368.41   03/01/2000  02/01/2030    10.375     9.375    16.375     5.850
331-02   915    802907675       199,894.18   02/01/2000  01/01/2030    12.375    11.375    18.375     7.700
331-02   915    802907774       351,000.00   03/01/2000  02/01/2030    11.625    10.625    17.625     7.150
331-02   915    802908483        39,100.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    802908616        55,250.00   04/01/2000  03/01/2030    12.250    11.250    18.250     7.000
331-02   915    802910299       102,000.00   04/01/2000  03/01/2030    10.750     9.750    16.750     6.750
331-02   915    802912436        39,000.00   03/01/2000  02/01/2030    11.500    10.500    17.500     6.750
331-02   915    802914051       114,663.35   03/01/2000  02/01/2030    11.500    10.500    17.500     6.250
331-02   915    802914085        23,391.19   02/01/2000  01/01/2030    10.750     9.750    16.750     6.250
331-02   915    802914192        56,100.00   03/01/2000  02/01/2030    10.625     9.625    16.625     6.000
331-02   915    802914382        77,281.81   02/01/2000  01/01/2030    12.875    11.875    18.875     8.250
331-02   915    802914416       112,452.83   02/01/2000  01/01/2030    10.250     9.250    16.250     5.750
331-02   915    802914507        76,445.93   02/01/2000  01/01/2025    10.375     9.375    16.375     5.875
331-02   915    802914994        90,000.00   03/01/2000  02/01/2030    10.750     9.750    16.750     5.500
331-02   915    802915611       174,935.88   03/01/2000  02/01/2030    10.875     9.875    16.875     6.875
331-02   915    802916163       127,931.55   03/01/2000  02/01/2030    13.125    12.125    19.125     8.250
331-02   915    802916304        69,921.44   03/01/2000  02/01/2030    11.375    10.375    17.375     6.750
331-02   915    802917096        94,460.37   02/01/2000  01/01/2030    12.250    11.250    18.250     7.750
331-02   915    802917559       400,000.00   03/01/2000  02/01/2030     8.750     7.750    14.750     4.750
331-02   915    802918128        32,800.00   03/01/2000  02/01/2030    11.625    10.625    17.625     6.750
331-02   915    802918680       287,872.59   03/01/2000  02/01/2030    10.000     9.000    16.000     5.150
331-02   915    802919191        78,713.26   03/01/2000  02/01/2030     9.750     8.750    15.750     6.000
331-02   915    802919720       111,278.48   02/01/2000  01/01/2030    11.500    10.500    17.500     6.750
331-02   915    802920363        53,949.76   03/01/2000  02/01/2030    10.125     9.125    16.125     5.500
331-02   915    802920611        51,850.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    802921320       101,600.00   03/01/2000  02/01/2030    11.625    10.625    17.625     6.125
331-02   915    802921791       158,750.00   03/01/2000  02/01/2030    11.375    10.375    17.375     6.750
331-02   915    802922807        47,579.29   02/01/2000  01/01/2025    13.125    12.125    19.125     7.875
331-02   915    802923102       225,027.52   01/01/2000  12/01/2029     9.500     8.500    15.500     5.500
331-02   915    802923763        78,583.02   02/01/2000  01/01/2030    13.250    12.250    19.250     8.500
331-02   915    802923961        62,885.00   03/01/2000  02/01/2030    10.500     9.500    16.500     6.030
331-02   915    802924043        57,600.00   03/01/2000  02/01/2030    11.875    10.875    17.875     7.500
331-02   915    802924217        69,600.00   03/01/2000  02/01/2030    12.500    11.500    18.500     8.000
331-02   915    802924597        65,584.57   03/01/2000  02/01/2030    12.875    11.875    18.875     7.875
331-02   915    802924605        71,400.00   03/01/2000  02/01/2030    10.750     9.750    16.750     6.500
331-02   915    802924712        81,500.00   03/01/2000  02/01/2030    10.750     9.750    16.750     6.250

ALLIANCE FUNDING                                                 PAGE 9 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                                                                                       Principal
                                                                                                              Zip      Balance at
Pool ID  Inv     Account       Name                        Address                       City         State  Code     Origination
-----------------------------------------------------------------------------------------------------------------------------------
331-02   915    802924738   BRIDGES JAMES R             7190 WINDY COURT EAST         BAILEY            NC   27807       79,460.00
331-02   915    802924753   BOYD MARCI                  4144 OLD LINCOLNTON ROAD      APPLING           GA   30813       77,000.00
331-02   915    802925412   WADE KEVIN W                3386 COMPTON DR               COLUMBUS          OH   43219       73,100.00
331-02   915    802925826   MOTZ DEBORAH A              10 WALLENPAUPACK DRIVE        GREENTOWN         PA   18436      108,000.00
331-02   915    802925917   RAWNSLEY CLIFTON A. JR      1720 HARRISON STREET UNIT#    HOLLYWOOD         FL   33020       46,400.00
331-02   915    802927301   PAPA JENNIFER L             105 ROOSEVELT BLVD N          BRIGANTINE        NJ   08203       92,000.00
331-02   915    802928861   STULIR SCOTT                608 EAST 46TH STREET          DAVENPORT         IA   52806       81,800.00
331-02   915    802928895   STEWART GARY W              6035 WINFRED MASTERS ROAD     ELKTON            FL   32033       84,150.00
331-02   915    802928960   LOCKLEAR BETTY              139 HAROLD DRIVE              RED SPRINGS       NC   28377       38,590.00
331-02   915    802929224   GLASSFORD LYNDA             116 RAYBURN ROAD              STOUGHTON         MA   02072      120,500.00
331-02   915    802929299   HILL CHARLOTTE              110 SLOPE CREEK ROAD          BERKELEY TW       NJ   08721      103,500.00
331-02   915    802930057   HURLEY PAUL                 424 16TH STREET               BROOKLYN          NY   11215      319,500.00
331-02   915    802930230   BARNES JOY C                3101 KINGS GAP ROAD           HAMILTON          GA   31811       94,400.00
331-02   915    802931238   MCALLISTER RICHARD W        2931 VILLAGE SQUARE DRIVE     DOVER             PA   17315      103,410.00
331-02   915    802931576   BORDERS WILLIAM             124 LOGGINS TRAIL             COMMERCE          GA   30529       78,983.00
331-02   915    802932160   BELL CLARENCE               2932 NORTH ARSENAL            INDIANAPOLI       IN   46205       46,750.00
331-02   915    802932889   WRIGHT MICHAEL              13520 TURNER B                DEWITT            MI   48820      108,400.00
331-02   915    802933689   STERGIOTIS KIRIAKOS M       22 BLISSFUL LANE              WAREHAM           MA   02538      199,680.00
331-02   915    802933721   GOODWIN EDITH               12 HARRY STREET               WILKES BARR       PA   18705       27,000.00
331-02   915    802933929   ROBERTSON IAN S             1550 WAGON WHEEL CIRCLE       SANDY             UT   84093      102,000.00
331-02   915    802934398   GRANT ANNJEANNET            14900 TERRY                   DETROIT           MI   48219       50,400.00
331-02   915    802934893   SMITH ANGELA                2358 N TAYLOR RD              CLEVELAND H       OH   44112       98,150.00
331-02   915    802935031   DEBERRY KIM R               1405 RAINBOW DRIVE            OCILLA            GA   31774       49,300.00
331-02   915    802936112   PHILLIPS DONNIE             1481 NINEVAH ROAD             LAWRENCEBUR       KY   40342       48,000.00
331-02   915    802936518   BALL WILLIAM W              1607 BRANCHVIEW COURT         KELLER            TX   76248      163,600.00
331-02   915    802937094   LEWIS BRADLY A              575 BETSY ROSS LANE           ROCKTON           IL   61072      123,200.00
331-02   915    802937797   PHELPS LARRY                103 CHIMNEY ROCK              PERRY             GA   31069       64,000.00
331-02   915    802937888   JACKSON DAVID E             714 BARROWS MILLS ROAD        MARTINSVILL       VA   24112       32,500.00
331-02   915    802937987   SAAD ABIR F                 7741 MANOR                    DEARBORN          MI   48126       69,300.00
331-02   915    802938043   BORDES CARLOS               6265 ST JOHNS DR              EDEN PRAIRI       MN   55346       90,400.00
331-02   915    802938142   LEACH ELIZABETH             1115 GRIFFITH PLACE           PHILADELPHI       PA   19111       75,330.00
331-02   915    802938332   MARTIN HAIRS CONSTANTIA F   439 THE GREAT ROAD            MARTINSVILL       VA   24112       68,850.00
331-02   915    802938506   LITTLETON BRENDA            563 WEEKS ROAD                DOUGLAS           GA   31533       45,600.00
331-02   915    802938753   HERSHEY TERRI L             125 MILLER STREET             STRASBURG         PA   17579       70,000.00
331-02   915    802938977   HAIRSTON RAY ANTHONY        145 CANDY GROVE RD            SPENCER           VA   24065       72,900.00
331-02   915    802939371   MUNDY LEONA G               1111 HEATHER'S VIEW DRIVE     BASSETT           VA   24055       67,050.00
331-02   915    802940031   CAMPBELL LOU PATRICIA       306 FALCON RUN                MIDDLESEX         NC   27557       91,800.00
331-02   915    802940072   YUSUF MUSTAFA A             8 NICOLETTE CIRCLE            ROCHESTER         NY   14626      121,500.00
331-02   915    802940726   KERSHAW KIM NORMAN          24 EDER TERRACE               SOUTH ORANG       NJ   07079      152,200.00
331-02   915    802940833   RODRIGUEZ JOSE A            567 LOVERS LANE               AKRON             OH   44301       51,850.00
331-02   915    802941096   MILLER BILLY                3726 AVONDALE                 ST LOUIS          MO   63121       48,000.00
331-02   915    802941344   EAKER FREDA                 605 RED DAWN ESTATES TRAIL    VALE              NC   28168       84,150.00
331-02   915    802942193   NYSTEDT EVAN                RT 302 A/K/A MAIN STREET      BARTLETT          NH   03812       96,750.00
331-02   915    802942631   ALQUIST WILLIAM V           LOT 2 OLD FORGE ROAD          ANNVILLE          PA   17003      126,749.00
331-02   915    802942789   WALSH MICHAEL J             908 REAR SOUTH WEBSTER AVE    SCRANTON          PA   18505       77,600.00
331-02   915    802943803   WOODRING VIKKI              32 BELVIDERE AVENUE           COLUMBUS          OH   43223       56,800.00
331-02   915    802944108   DANIELS HENRY H JR          268 CHESTNUT STREET           FIELDALE          VA   24089       49,050.00
331-02   915    802944231   DEYBER JOHN H               120 NORTH VINE ST             LISBON            OH   44432       41,600.00
331-02   915    802944280   WYNN WILLIAM                109 SOUTH FULTON AVENUE       MOUNT VERNO       NY   10550      118,270.00
331-02   915    802944728   NESTOR PATRICK              3942 RALPH STREET             SEAFORD           NY   11783      221,854.00
331-02   915    802945071   VALENTI ROSARIO             455 HORNEL STREET             BALTIMORE         MD   21224       57,500.00
331-02   915    802946400   TODD SANDRA S               407 OAK STREET                BLACKSTONE        VA   23824      114,390.00
331-02   915    802946855   DIAL QUANTUS                16580 HARLOW                  DETROIT           MI   48235       59,500.00
331-02   915    802947432   NAVARRA LINDA               725 AUVERGNE AVENUE           INDIANAPOLI       IN   46203       48,000.00
331-02   915    802948000   WHITE PHILLIP EARL          14 SOUTHWEST 5TH STREET       FORT MEADE        FL   33841       22,500.00
331-02   915    802948109   TAYLOR NATHANIEL JR         515 E 46TH PLACE              CHICAGO           IL   60653      145,600.00
331-02   915    802949982   SCHEITERLE JOHN             7459 COUNTY ROAD 702          CENTERHILL        FL   33514      118,000.00
331-02   915    802950196   JONES KENNETH J             12200 HAZEL HILL CIRCLE       FORT WASHIN       MD   20744      351,000.00
331-02   915    802950378   CLARK MARCUS                514 COLUMBIA ST               HATTIESBURG       MS   39401       42,500.00
331-02   915    802950600   BROWN GENEVA L              945 FIRST BOMAR STREET        GREENWOOD         IN   46142       74,750.00
331-02   915    802951004   WATSON JAMES                1578 MEISTER STREET           PISCATAWAY        NJ   08854      154,782.00
331-02   915    802951046   MOORE BARBARA J             14812 SEELEY AVE              HARVEY            IL   60426       39,500.00
331-02   915    802951087   BILLUPS KEENAN              12026 S LAFAYETTE AV          CHICAGO           IL   60628       61,200.00
331-02   915    802951400   JAMES EARNEST P             44 46 KENT STREET             HARTFORD          CT   06418       82,500.00
331-02   915    802951699   SCHULTZ KEVIN W             615 E BROOK STREET            SURING            WI   54174       76,500.00
331-02   915    802951970   DAVIS RAYMOND F             2315 BLUFF ROAD               MARION            SC   29571      333,000.00
331-02   915    802952903   MILLER JOSEPH D             34 WEST KELLER STREET         MECHANICSBU       PA   17055       83,610.00
331-02   915    802954727   KNOTT DANA MORRISON         109 ROCK HARBOR LANE          SPRING LAKE       NC   28390       77,400.00
331-02   915    802955310   MCGLORY LAVEDA              19443 SCHOENHER               DETROIT           MI   48205       57,600.00
331-02   915    802955534   WILLIAMS JEFFREY G          1925 E CHANDLER AVE           EVANSVILLE        IN   47714       70,400.00
331-02   915    802955575   HUBBS KENNETH JR            11160 N JOHNSON RD            BELOIT            OH   44609       91,250.00
331-02   915    802956128   MATHIEU JEAN MARIE          145 147 EAST PROSPECT AVE     MOUNT VERNO       NY   10550      246,500.00
331-02   915    802956490   BARRETT MILDRED             2729 MATTHEWS AVENUE          BRONX             NY   10467      242,250.00
331-02   915    802957076   AMRHEIN JOSEPHINE           248 RINKER DRIVE              EFFORT            PA   18330       90,000.00
331-02   915    802957316   MCDANIEL KEVIN              57 59 RING STREET             PROVIDENCE        RI   02909       85,500.00
331-02   915    802957845   STENDARDO LISA M            870 MANITOU ROAD              HILTON            NY   14468       70,400.00

                             Cut-off Date      First                 Initial   Minimum    Maximum
                               Principal      Payment    Maturity    Mortgage  Mortgage  Mortgage   Gross
Pool ID  Inv     Account        Balance        Date        Date        Rate      Rate      Rate     Margin
-----------------------------------------------------------------------------------------------------------
331-02   915    802924738        79,433.89   02/01/2000  01/01/2030    11.375    10.375    17.375     6.750
331-02   915    802924753        76,954.54   02/01/2000  01/01/2030     8.625     7.625    14.625     4.000
331-02   915    802925412        72,857.53   03/01/2000  02/01/2030     8.375     7.375    14.375     3.875
331-02   915    802925826       108,000.00   03/01/2000  02/01/2030    10.375     9.375    16.375     5.850
331-02   915    802925917        46,383.45   03/01/2000  02/01/2030    11.000    10.000    17.000     6.250
331-02   915    802927301        92,000.00   03/01/2000  02/01/2030     9.750     8.750    15.750     4.775
331-02   915    802928861        81,754.25   02/01/2000  01/01/2030    12.125    11.125    18.125     7.650
331-02   915    802928895        84,150.00   03/01/2000  02/01/2030    10.000     9.000    16.000     5.500
331-02   915    802928960        38,569.00   03/01/2000  02/01/2025    11.875    10.875    17.875     7.250
331-02   915    802929224       120,413.67   02/01/2000  01/01/2030    11.000    10.000    17.000     7.100
331-02   915    802929299       103,440.48   02/01/2000  01/01/2030    12.000    11.000    18.000     7.475
331-02   915    802930057       319,500.00   03/01/2000  02/01/2030    10.750     9.750    16.750     6.250
331-02   915    802930230        94,400.00   03/01/2000  02/01/2030    12.500    11.500    18.500     8.000
331-02   915    802931238       103,410.00   04/01/2000  03/01/2030    11.250    10.250    17.250     6.750
331-02   915    802931576        78,983.00   03/01/2000  02/01/2030    11.375    10.375    17.375     6.750
331-02   915    802932160        46,750.00   04/01/2000  03/01/2030    10.750     9.750    16.750     5.500
331-02   915    802932889       108,400.00   03/01/2000  02/01/2030    12.125    11.125    18.125     6.650
331-02   915    802933689       199,680.00   03/01/2000  02/01/2030    11.875    10.875    17.875     7.125
331-02   915    802933721        27,000.00   03/01/2000  02/01/2030    10.250     9.250    16.250     5.500
331-02   915    802933929       102,000.00   03/01/2000  02/01/2030    11.875    10.875    17.875     7.625
331-02   915    802934398        50,400.00   04/01/2000  03/01/2030    12.000    11.000    18.000     7.500
331-02   915    802934893        98,150.00   03/01/2000  02/01/2030    11.250    10.250    17.250     6.500
331-02   915    802935031        49,300.00   03/01/2000  02/01/2025    10.875     9.875    16.875     6.250
331-02   915    802936112        48,000.00   03/01/2000  02/01/2030    10.500     9.500    16.500     5.250
331-02   915    802936518       163,562.59   02/01/2000  01/01/2030    13.000    12.000    19.000     8.500
331-02   915    802937094       123,200.00   03/01/2000  02/01/2030    12.000    11.000    18.000     7.650
331-02   915    802937797        64,000.00   03/01/2000  02/01/2030    10.375     9.375    16.375     5.750
331-02   915    802937888        32,500.00   04/01/2000  03/01/2030    11.250    10.250    17.250     6.500
331-02   915    802937987        69,273.19   02/01/2000  01/01/2030    10.625     9.625    16.625     6.130
331-02   915    802938043        90,400.00   04/01/2000  03/01/2030    12.500    11.500    18.500     8.000
331-02   915    802938142        75,312.77   03/01/2000  02/01/2030    13.000    12.000    19.000     7.775
331-02   915    802938332        68,850.00   03/01/2000  02/01/2030    10.625     9.625    16.625     6.000
331-02   915    802938506        45,600.00   03/01/2000  02/01/2025    14.125    13.125    20.125     8.875
331-02   915    802938753        70,000.00   03/01/2000  02/01/2030    10.375     9.375    16.375     5.500
331-02   915    802938977        72,872.55   03/01/2000  02/01/2030    10.750     9.750    16.750     6.750
331-02   915    802939371        67,050.00   03/01/2000  02/01/2030    10.750     9.750    16.750     6.250
331-02   915    802940031        91,800.00   03/01/2000  02/01/2030    11.375    10.375    17.375     6.750
331-02   915    802940072       121,397.67   02/01/2000  01/01/2030    10.250     9.250    16.250     5.750
331-02   915    802940726       152,164.20   03/01/2000  02/01/2030    12.875    11.875    18.875     7.550
331-02   915    802940833        51,850.00   04/01/2000  03/01/2030    12.250    11.250    18.250     7.000
331-02   915    802941096        47,976.66   03/01/2000  02/01/2030    12.750    11.750    18.750     8.250
331-02   915    802941344        84,150.00   03/01/2000  02/01/2030    11.250    10.250    17.250     6.750
331-02   915    802942193        96,713.58   02/01/2000  01/01/2030    10.750     9.750    16.750     6.500
331-02   915    802942631       126,665.33   02/01/2000  01/01/2030    11.375    10.375    17.375     6.750
331-02   915    802942789        77,600.00   03/01/2000  02/01/2030     9.875     8.875    15.875     5.450
331-02   915    802943803        56,772.37   03/01/2000  02/01/2030    12.750    11.750    18.750     8.250
331-02   915    802944108        49,050.00   03/01/2000  02/01/2030    10.250     9.250    16.250     5.750
331-02   915    802944231        41,600.00   03/01/2000  02/01/2030    12.000    11.000    18.000     7.250
331-02   915    802944280       118,270.00   04/01/2000  03/01/2030    11.750    10.750    17.750     6.850
331-02   915    802944728       221,854.20   03/01/2000  02/01/2030    11.750    10.750    17.750     6.500
331-02   915    802945071        57,476.40   02/01/2000  01/01/2030    13.500    12.500    19.500     8.625
331-02   915    802946400       114,390.00   03/01/2000  02/01/2030    10.500     9.500    16.500     6.000
331-02   915    802946855        59,478.20   02/01/2000  01/01/2030    10.875     9.875    16.875     6.325
331-02   915    802947432        48,000.00   03/01/2000  02/01/2030    10.750     9.750    16.750     5.250
331-02   915    802948000        22,500.00   03/01/2000  02/01/2030    11.250    10.250    17.250     6.000
331-02   915    802948109       145,600.00   03/01/2000  02/01/2030     9.625     8.625    15.625     4.750
331-02   915    802949982       118,000.00   03/01/2000  02/01/2030    10.000     9.000    16.000     5.500
331-02   915    802950196       350,867.85   03/01/2000  02/01/2030    10.750     9.750    16.750     6.250
331-02   915    802950378        42,500.00   03/01/2000  02/01/2030     8.750     7.750    14.750     4.250
331-02   915    802950600        74,750.00   04/01/2000  03/01/2030    11.875    10.875    17.875     7.125
331-02   915    802951004       154,708.79   02/01/2000  01/01/2030    12.875    11.875    18.875     7.635
331-02   915    802951046        39,471.69   04/01/2000  03/01/2030    11.000    10.000    17.000     6.250
331-02   915    802951087        61,200.00   03/01/2000  02/01/2030    13.375    12.375    19.375     8.900
331-02   915    802951400        82,500.00   03/01/2000  02/01/2030    12.500    11.500    18.500     7.650
331-02   915    802951699        76,474.88   03/01/2000  02/01/2030    11.375    10.375    17.375     6.750
331-02   915    802951970       333,000.00   03/01/2000  02/01/2030    10.500     9.500    16.500     6.000
331-02   915    802952903        83,535.71   02/01/2000  01/01/2030    10.000     9.000    16.000     5.800
331-02   915    802954727        77,373.87   02/01/2000  01/01/2030    11.250    10.250    17.250     6.750
331-02   915    802955310        57,600.00   04/01/2000  03/01/2030    11.250    10.250    17.250     5.750
331-02   915    802955534        70,400.00   03/01/2000  02/01/2030    13.500    12.500    19.500     9.050
331-02   915    802955575        91,201.44   03/01/2000  02/01/2030     9.125     8.125    15.125     4.500
331-02   915    802956128       246,500.00   03/01/2000  02/01/2030    12.625    11.625    18.625     7.350
331-02   915    802956490       242,250.00   03/01/2000  02/01/2030    12.375    11.375    18.375     7.600
331-02   915    802957076        89,962.26   03/01/2000  02/01/2030    10.250     9.250    16.250     5.750
331-02   915    802957316        85,450.84   02/01/2000  01/01/2030    12.000    11.000    18.000     7.500
331-02   915    802957845        70,357.36   03/01/2000  02/01/2030     8.500     7.500    14.500     4.500

ALLIANCE FUNDING                                                PAGE 10 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                                                                                       Principal
                                                                                                              Zip      Balance at
Pool ID  Inv     Account       Name                        Address                       City         State  Code     Origination
-----------------------------------------------------------------------------------------------------------------------------------
331-02   915    802958223   JONES JACQUELINE S.         1744 RT 45                    AUSTINBURG        OH   44010       87,700.00
331-02   915    802958363   DAWSON TIMOTHY L            202 NORTH GATEWAY BLVD        ELYRIA            OH   44035       55,200.00
331-02   915    802959031   BRUNETTE EDNA L             1275 HOWARD                   MUSKEGON          MI   49442       58,650.00
331-02   915    802959494   FERRARA EMILY               8707 EAST SAN VICENTE DRIV    SCOTTSDALE        AZ   85258      209,900.00
331-02   915    802959502   TREVINO FRANK T             6731 QUAY COURT               ARVADA            CO   80003      166,500.00
331-02   915    802959825   CABELLO NIMIO L             19408 E 11TH TERR N           INDEPENDENC       MO   64056      132,700.00
331-02   915    802960559   DELLY MAHA                  28451 GLASGOW                 SOUTHFIELD        MI   48076       92,000.00
331-02   915    802961821   WALKER ELVALINE             15893 FAIRFAX                 SOUTHFIELD        MI   48075      175,500.00
331-02   915    802961938   MIDDLETON PAUL W            206 ARROWHEAD DRIVE           FLORENCE          CO   81226       90,000.00
331-02   915    802962720   GOLDEN RONALD               26858 LEROY                   TAYLOR            MI   48180       57,600.00
331-02   915    802962928   MCCASKEY MAURICE L          1714 DAWSON STREET            EUTAWVILLE        SC   29048      104,000.00
331-02   915    802962944   FUQUA WALTER M              283 HARRISON AVENUE           PERU              IN   46970       56,625.00
331-02   915    802963132   HICKS DAVID T JR            1023 MILNER DRIVE EAST        LAKELAND          FL   33810       59,600.00
331-02   915    802963561   IRIZARRY HARRY              747 FERDNAND                  DETROIT           MI   48209       40,800.00
331-02   915    802963785   FALLS BARBARA J             8821 S MARSHFIELD             CHICAGO           IL   60620       61,700.00
331-02   915    802963827   ORTIZ ARMANDO               5165 PONCE DELEON ROAD        KISSIMMEE         FL   34746       49,300.00
331-02   915    802963918   NIELSEN DARREN              25825 100 1/2 ST              ZIMMERMAN         MN   55398       70,900.00
331-02   915    802964346   DELANEY TIMOTHY R           29559 MCGALLIARD ROAD         SUN CITY          CA   92586       87,000.00
331-02   915    802964585   RUTELLA INGRID              1824 WALLACE AVENUE           BRONX             NY   10462      125,000.00
331-02   915    802965103   KUMER MARK A.               2418 FERRIS ST                DETROIT           MI   48205       20,350.00
331-02   915    802965368   RICKS SHAWN D               2022 S PULASKI ST             LITTLE ROCK       AR   72202       40,000.00
331-02   915    802965376   ANDERSON COLLIN             1303 4TH AVENUE NORTH         WHEATON           MN   56296       54,400.00
331-02   915    802965475   MILLER WONDA T.             18243 GRIGGS                  DETROIT           MI   48221       64,350.00
331-02   915    802965616   BRIDGER SANDRA              1 BURDICK ROAD                HARTWICK          NY   13348       65,600.00
331-02   915    802965954   TOWERY KELLEY C             334 MARLIN AVE                ROYAL OAK         MI   48067       72,000.00
331-02   915    802966077   ROHRBACH THOMAS J           7607 15TH AVENUE NORTHWEST    BRADENTON         FL   34209       78,000.00
331-02   915    802966424   OWENS MELVIN                RT 5 BOX 252-A                GREENVILLE        AL   36037       93,500.00
331-02   915    802966598   KERSHNER BRIAN              2410 WEST BAHAMA DRIVE        MIRAMAR           FL   33023       93,500.00
331-02   915    802966739   COOKS IVORY S JR            1717 N. BAYSHORE DRIVE #A     MIAMI             FL   33132      232,500.00
331-02   915    802966879   KINNEY JAMES B              1913 WOODLAND AVE NW          CANTON            OH   44709       77,425.00
331-02   915    802966911   MILLER FRANCES E            RT 1 BOX 211 A                PINETOPS          NC   27864       67,500.00
331-02   915    802967513   CHRISTIAN TIMOTHY           15745 BELDEN                  DETROIT           MI   48238       27,200.00
331-02   915    802967612   RESCH JAMES J. JR           4460 23 MILE RD               SHELBY TWP        MI   48217      126,400.00
331-02   915    802967877   AUDISHO RAFI                3300 MORRISSEY                WARREN            MI   48091       64,400.00
331-02   915    802968420   AHMED FAZAL                 12 14 GREENWOOD HILL STREE    STAMFORD          CT   06902      276,250.00
331-02   915    802968446   HALSTEAD MICHAEL            3332 CONNECTICUT STREET       GARY              IN   46409       35,200.00
331-02   915    802969063   KAUFFMAN PEGGY J            13285 SW 46 STREET            OKEECHOBEE        FL   34974       76,000.00
331-02   915    802970442   ARISMAN THOMAS A            3413 CARVER SCHOOL ROAD       CORDOVA           SC   29039       65,700.00
331-02   915    802970509   ROBERTS ALBERT J            401 OLD NEWARK VALLEY ROAD    ENDICOTT          NY   13760       86,400.00
331-02   915    802970939   FISHER DONNA L              2502 CARROLLTON AVENUE        INDIANAPOLI       IN   46205       60,000.00
331-02   915    802971473   ROSS FRED W                 3838 EAST ANTISDALE ROAD      SOUTH EUCLI       OH   44118       86,250.00
331-02   915    802972281   MARTIN LORNA                6124 W WIXSHIRE               INDIANAPOLI       IN   46254       72,250.00
331-02   915    802972836   HONORE ROSANA               1 MOUNT PLEASANT PLACE        ROXBURY           MA   02119       98,175.00
331-02   915    802973016   STEELE FLODERIA             1607 SUGAR DOWNS COURT        ATLANTA           GA   30316       85,500.00
331-02   915    802973115   SCARLETT WINSTON N          1026 EAST 96TH STREET         BROOKLYN          NY   11236      274,500.00
331-02   915    802973727   ELLINWOOD DAVID SCOTT       1300 CRAVENS LANE             CARPINTERIA       CA   93013      525,000.00
331-02   915    802973784   MAGLOTHIN PATRICIA          423 BROADWAY                  PONTIAC           MI   48342       40,800.00
331-02   915    802974295   BERENGUEL LAURENCIO         3410 5TH AVENUE               DES MOINES        IA   50313       55,250.00
331-02   915    802974311   STANTON KATHY J             4031 THICKET LANE             HARRISBURG        PA   17110      209,900.00
331-02   915    802974436   BUTLER MICHAEL              516 MAUDE AVENUE              BALTIMORE         MD   21225       46,900.00
331-02   915    802974709   KOCH-CRAVENS JOYCE          714 EUREKA ST                 PEORIA            IL   61603       30,200.00
331-02   915    802974824   ROSA JOSE SIMEON            1405 NORTH 41ST STREET        PHOENIX           AZ   85008       94,500.00
331-02   915    802975151   JACKSON PHILLIP             624 WALNUT STREET             FORT WAYNE        IN   46802       37,050.00
331-02   915    802975375   JOHNSON TIMOTHY W           4464 N 64TH ST                MILWAUKEE         WI   53218       49,800.00
331-02   915    802975813   POWELL SABRINA              120 ESSEX STREET              BROOKLYN          NY   11208      114,750.00
331-02   915    802976415   NALLS KENNETH               223 PRESLEY DR                ST LOUIS          MO   63137       68,000.00
331-02   915    802976589   KING KEVIN                  2544 CENTER                   ST LOUIS          MO   63136       61,200.00
331-02   915    802976621   BELL ALFRED D               1446 GRAND PARK AVE           AKRON             OH   44310      104,000.00
331-02   915    802976720   THACKURDEEN SANDRA          3497 WEIDNER AVENUE           OCEANSIDE         NY   11572      248,500.00
331-02   915    802976894   CAMPBELL DEVON P            11016 S ESMOND ST             CHICAGO           IL   60643       73,500.00
331-02   915    802976910   BEARDSLEY MICHAEL           11940 ZION ST NW              COON RAPIDS       MN   55433      131,700.00
331-02   915    802977124   CLEMANS BRIAN               202 SOUTH LOGAN STREET        IDAVILLE          IN   47950       56,000.00
331-02   915    802977322   MORI JONATHAN               206 OCEAN AVENUE              BELLMORE          NY   11710      250,800.00
331-02   915    802977371   ANDERSON JOETTE L           808 SOUTH FREEDOM AVENUE      ALLIANCE          OH   44601       54,400.00
331-02   915    802978569   BILSON TIFFANY M.           108 OVERLOOK COURT            TROY              TX   76579       75,780.00
331-02   915    802978601   REINHARDT KATHLEEN E        2978 EAST GREENLEE STREET     TUCSON            AZ   85716       88,200.00
331-02   915    802979302   ODWIN-JENKIN SIMONE M       9606 WATTS ROAD               OWINGS MILL       MD   21117      192,591.00
331-02   915    802980102   ALTMAN WINONA               3618 W HIAWATHA               OKEMOS            MI   48646      156,400.00
331-02   915    802980284   NIGHTINGALE FRANK           2119 OREGON AVENUE            ROCKFORD          IL   61108       63,000.00
331-02   915    802981464   LONDON VIVIAN               316 BEACH 45TH STREET         FAR ROCKAWA       NY   11691      157,500.00
331-02   915    802982405   FERGUSON DAVID A            6128 WEST IDA DRIVE           LITTLETON         CO   80123      342,000.00
331-02   915    802982686   GARCIA DEBRA                2746 WEST PIERCE STREET       PHOENIX           AZ   85009       69,600.00
331-02   915    802982843   FROST ROBERT L SR           8479 KENNARD RD               LODI              OH   44254       86,450.00
331-02   915    802983494   DIAMOND DONNA J             3220 CHESTNUTDALE AVENUE      CLEVELAND         OH   44109       62,400.00
331-02   915    802983676   INDELICATO LOUIS            117 OLD POST ROAD             ESOPUS            NY   12429      110,000.00
331-02   915    802983999   HERNANDEZ GUILLERMIN        67 N PERSHING                 INDIANAPOLI       IN   46222       59,500.00

                             Cut-off Date      First                 Initial   Minimum    Maximum
                               Principal      Payment    Maturity    Mortgage  Mortgage  Mortgage   Gross
Pool ID  Inv     Account        Balance        Date        Date        Rate      Rate      Rate     Margin
-----------------------------------------------------------------------------------------------------------
331-02   915    802958223        87,700.00   03/01/2000  02/01/2030    11.000    10.000    17.000     6.250
331-02   915    802958363        55,200.00   04/01/2000  03/01/2030    10.875     9.875    16.875     6.250
331-02   915    802959031        58,650.00   04/01/2000  03/01/2030    11.375    10.375    17.375     6.750
331-02   915    802959494       209,825.15   02/01/2000  01/01/2030    11.000    10.000    17.000     6.250
331-02   915    802959502       166,344.01   02/01/2000  01/01/2030     9.750     8.750    15.750     5.750
331-02   915    802959825       132,647.27   03/01/2000  02/01/2030    10.500     9.500    16.500     6.250
331-02   915    802960559        91,964.41   03/01/2000  02/01/2030    10.625     9.625    16.625     5.950
331-02   915    802961821       175,443.90   02/01/2000  01/01/2030    11.500    10.500    17.500     7.025
331-02   915    802961938        89,926.19   03/01/2000  02/01/2030    10.375     9.375    16.375     6.375
331-02   915    802962720        57,600.00   03/01/2000  02/01/2030    13.375    12.375    19.375     8.900
331-02   915    802962928       104,000.00   03/01/2000  02/01/2030    11.500    10.500    17.500     6.750
331-02   915    802962944        56,625.00   03/01/2000  02/01/2030     9.625     8.625    15.625     5.000
331-02   915    802963132        59,588.84   02/01/2000  01/01/2030    13.875    12.875    19.875     9.375
331-02   915    802963561        40,800.00   03/01/2000  02/01/2030    13.125    12.125    19.125     7.900
331-02   915    802963785        61,700.00   03/01/2000  02/01/2030    11.500    10.500    17.500     6.750
331-02   915    802963827        49,300.00   03/01/2000  02/01/2030    11.750    10.750    17.750     7.625
331-02   915    802963918        70,900.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    802964346        87,000.00   03/01/2000  02/01/2030    11.000    10.000    17.000     6.250
331-02   915    802964585       125,000.00   04/01/2000  03/01/2030     9.875     8.875    15.875     5.250
331-02   915    802965103        20,350.00   04/01/2000  03/01/2030    11.875    10.875    17.875     7.000
331-02   915    802965368        40,000.00   03/01/2000  02/01/2030    12.750    11.750    18.750     7.450
331-02   915    802965376        54,381.63   03/01/2000  02/01/2030    11.250    10.250    17.250     5.750
331-02   915    802965475        64,325.77   02/01/2000  01/01/2030    10.750     9.750    16.750     6.250
331-02   915    802965616        65,600.00   03/01/2000  02/01/2030    10.250     9.250    16.250     5.500
331-02   915    802965954        72,000.00   03/01/2000  02/01/2030    11.500    10.500    17.500     7.025
331-02   915    802966077        78,000.00   03/01/2000  02/01/2030    11.750    10.750    17.750     7.500
331-02   915    802966424        93,474.70   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    802966598        93,423.33   03/01/2000  02/01/2030    10.375     9.375    16.375     5.750
331-02   915    802966739       232,500.00   03/01/2000  02/01/2030    10.750     9.750    16.750     6.250
331-02   915    802966879        77,425.00   03/01/2000  02/01/2030    11.750    10.750    17.750     7.250
331-02   915    802966911        67,480.69   03/01/2000  02/01/2030    12.000    11.000    18.000     7.500
331-02   915    802967513        27,200.00   03/01/2000  02/01/2030    12.500    11.500    18.500     8.000
331-02   915    802967612       126,400.00   04/01/2000  03/01/2030    11.250    10.250    17.250     5.750
331-02   915    802967877        64,400.00   03/01/2000  02/01/2030    10.000     9.000    16.000     5.525
331-02   915    802968420       276,250.00   03/01/2000  02/01/2030    11.625    10.625    17.625     6.850
331-02   915    802968446        35,200.00   04/01/2000  03/01/2030    12.500    11.500    18.500     8.000
331-02   915    802969063        75,961.62   03/01/2000  02/01/2030     9.375     8.375    15.375     4.500
331-02   915    802970442        65,700.00   03/01/2000  02/01/2030    11.250    10.250    17.250     6.750
331-02   915    802970509        86,361.37   02/01/2000  01/01/2030    13.125    12.125    19.125     8.850
331-02   915    802970939        60,000.00   03/01/2000  02/01/2030     9.875     8.875    15.875     5.000
331-02   915    802971473        86,250.00   03/01/2000  02/01/2030    11.750    10.750    17.750     6.500
331-02   915    802972281        72,250.00   04/01/2000  03/01/2030    11.750    10.750    17.750     7.000
331-02   915    802972836        98,175.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    802973016        85,500.00   04/01/2000  03/01/2030     9.625     8.625    15.625     5.125
331-02   915    802973115       274,407.33   03/01/2000  02/01/2030    11.250    10.250    17.250     7.500
331-02   915    802973727       525,000.00   03/01/2000  02/01/2030    10.625     9.625    16.625     6.250
331-02   915    802973784        40,800.00   03/01/2000  02/01/2030    12.500    11.500    18.500     8.000
331-02   915    802974295        55,250.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    802974311       209,727.88   02/01/2000  01/01/2030    10.375     9.375    16.375     5.500
331-02   915    802974436        46,900.00   03/01/2000  02/01/2030    13.875    12.875    19.875     9.375
331-02   915    802974709        30,200.00   03/01/2000  02/01/2030    12.125    11.125    18.125     7.250
331-02   915    802974824        94,470.62   02/01/2000  01/01/2030    11.625    10.625    17.625     7.375
331-02   915    802975151        37,050.00   04/01/2000  03/01/2030    11.500    10.500    17.500     6.750
331-02   915    802975375        49,800.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    802975813       114,723.01   03/01/2000  02/01/2030    12.875    11.875    18.875     8.250
331-02   915    802976415        68,000.00   03/01/2000  02/01/2030     9.250     8.250    15.250     4.700
331-02   915    802976589        61,200.00   03/01/2000  02/01/2030    10.500     9.500    16.500     6.000
331-02   915    802976621       103,973.38   03/01/2000  02/01/2030    12.500    11.500    18.500     8.000
331-02   915    802976720       248,500.00   03/01/2000  02/01/2030    11.375    10.375    17.375     6.650
331-02   915    802976894        73,500.00   03/01/2000  02/01/2030    12.125    11.125    18.125     7.400
331-02   915    802976910       131,700.00   03/01/2000  02/01/2030    11.750    10.750    17.750     7.400
331-02   915    802977124        56,000.00   04/01/2000  03/01/2030    11.250    10.250    17.250     6.750
331-02   915    802977322       250,735.86   03/01/2000  02/01/2030    12.500    11.500    18.500     7.650
331-02   915    802977371        54,400.00   03/01/2000  02/01/2030     9.750     8.750    15.750     5.250
331-02   915    802978569        75,736.40   03/01/2000  02/01/2030    10.750     9.750    16.750     6.250
331-02   915    802978601        88,163.02   02/01/2000  01/01/2030    10.250     9.250    16.250     5.625
331-02   915    802979302       192,516.50   02/01/2000  01/01/2030    10.625     9.625    16.625     6.250
331-02   915    802980102       156,089.29   03/01/2000  02/01/2030     9.125     8.125    15.125     4.700
331-02   915    802980284        63,000.00   03/01/2000  02/01/2030    11.625    10.625    17.625     7.150
331-02   915    802981464       157,440.71   03/01/2000  02/01/2030    10.750     9.750    16.750     6.250
331-02   915    802982405       342,000.00   03/01/2000  02/01/2030     9.625     8.625    15.625     5.000
331-02   915    802982686        69,576.50   02/01/2000  01/01/2030    11.250    10.250    17.250     6.750
331-02   915    802982843        86,450.00   04/01/2000  03/01/2030    11.250    10.250    17.250     6.500
331-02   915    802983494        62,366.05   03/01/2000  02/01/2030    12.250    11.250    18.250     7.750
331-02   915    802983676       110,000.00   03/01/2000  02/01/2030    10.875     9.875    16.875     6.150
331-02   915    802983999        59,500.00   04/01/2000  03/01/2030    11.375    10.375    17.375     6.750

ALLIANCE FUNDING                                                PAGE 11 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                                                                                       Principal
                                                                                                              Zip      Balance at
Pool ID  Inv     Account       Name                        Address                       City         State  Code     Origination
-----------------------------------------------------------------------------------------------------------------------------------
331-02   915    802984260   RODRIGUEZ IDAMARIE          6714 LAWN AVE                 CLEVELAND         OH   44102       74,700.00
331-02   915    802984567   PAPANIKOLAW JAMES G         4 CRESCENT COURT              NEW CITY          NY   10956      221,000.00
331-02   915    802984682   SINDORF JAY R               2704 SOUTHWEST 2ND PLACE      CAPE CORAL        FL   33914      132,600.00
331-02   915    802984914   MAXWELL MICHAEL W           2654 MARLANDWOOD CIRCLE       TEMPLE            TX   76502      116,910.00
331-02   915    802984989   FESTA ELLIOT J JR           795 CENTRAL AVENUE            HAMMONTON         NJ   08037      112,000.00
331-02   915    802985168   PACHECO JOSE A              1103 36TH AVENUE WEST         BRADENTON         FL   34205       63,900.00
331-02   915    802985556   KNOWLTON EDWARD             137 HART STREET               BEVERLY           MA   01915       60,000.00
331-02   915    802985648   PETERKIN ALICE M            3524 ROCKY RIDGE ROAD         WALLACE           SC   29596       48,750.00
331-02   915    802985697   PICHARDO JOSE               2450 WICKHAM AVENUE           BRONX             NY   10649      243,900.00
331-02   915    802985986   BACHMAN LAURENCE E.         1396 SCHUMACHER               BURTON            MI   48529       63,900.00
331-02   915    802986000   MAYWEATHER DOROTHY J        1121 NORTH RURAL STREET       INDIANAPOLI       IN   46203       52,700.00
331-02   915    802986620   BARNETT LAWANDA             4909 DEVONSHIRE DRIVE         FORT WAYNE        IN   46806       53,550.00
331-02   915    802987354   KNALL ROXANNE               9571 EAST CHARTER OAK DR      SCOTTSDALE        AZ   85259      280,000.00
331-02   915    802987826   JAUME NELSON R              2715 SOUTH WEST 114 AVENUE    MIAMI             FL   33165      297,500.00
331-02   915    802989657   JOHNSON ARLENE              4320 STRODTMAN PLACE          ST LOUIS          MO   63107       29,750.00
331-02   915    802989822   WEST CHAD C.                22 PHEASANT LANE              CANTON            NC   28716       68,000.00
331-02   915    802990622   PERRY CLARA BELL            2740 COUNTY ROAD # 33         AUBURN            AL   36830       52,000.00
331-02   915    802992529   AREVALO MENCELL             175 BENTLEY PLACE WAY         COVINGTON         GA   30016      103,500.00
331-02   915    802993428   HENDERSON DAVID LEE         10204 VISTULA ROAD            OSCEOLA           IN   46561       63,900.00
331-02   915    802993527   LEWIS MICHAEL               142 THERESA CIRCLE            MACON             GA   31217       91,800.00
331-02   915    802994376   GALLNER RICKY E             4059 RISHER RD                YOUNGSTOWN        OH   44511       52,000.00
331-02   915    802994913   HARPER MICHAEL D            5555 PALM STREET              ST LOUIS          MO   63120       51,000.00
331-02   915    802995084   GAYLER JILL A               4526 WEST 5415 SOUTH          SALT LAKE C       UT   84118       66,800.00
331-02   915    802995944   STEPHENS ILLANA             2812 INDIANA AVE              ST LOUIS          MO   63118       40,000.00
331-02   915    802996496   OLIVEIRA CHRISTINE          155 NORTH STREET              NEW BEDFORD       MA   02740       68,000.00
331-02   915    802996587   CLOUSE KITTY M              94 GETTYSBURG STREET          ARENDTSVILL       PA   17303       89,600.00
331-02   915    802996876   WASHINGTON DORIS            2045 VESTRY DRIVE             CHARLESTON        SC   29414       90,400.00
331-02   915    802997312   LEWIS HUGH                  943 43RD STREET               WEST PALM B       FL   33407       42,500.00
331-02   915    802998104   SKINNER MICHAEL K           3905 ELLIOT AVENUE            MINNEAPOLIS       MN   55407       98,600.00
331-02   915    802998518   TAYLOR LILLIE               20197 MARK TWAIN              DETROIT           MI   48235       41,000.00
331-02   915    802998781   WEIBLEY EDWARD R            65 ZION ROAD                  CARLISLE          PA   17013       65,700.00
331-02   915    802998864   STEPP KENNETH A             5215 STUART DRIVE             MECHANICSBU       PA   17055      110,610.00
331-02   915    802999128   MERRITT DAWN D              120 ELLIS DRIVE               GOLDSBORO         NC   27530       80,750.00
331-02   915    802999144   BURNS ANGELA D              3681 ISOLDA AVENUE            ST LOUIS          MO   63074       82,400.00
331-02   915    803000058   VALLONE DONNA L             9 NORTH 22ND STREET           POTTSVILLE        PA   17901       52,700.00
331-02   915    803000181   VARDAMAN TODD A             208 SOUTH FRANKLIN STREET     LYNN              IN   47355       46,400.00
331-02   915    803000314   JOHNSON BARBARA E           80 ELECTRIC AVE               WESTERVILLE       OH   43081       93,600.00
331-02   915    803001007   KASPER MICHAEL J            RR 1 SWEET VALLEY LAKE TWP    SWEET VALLE       PA   18656      135,000.00
331-02   915    803001551   PAINTER JOHN D              66 FULTON ST                  WILMINGTON        OH   45177       92,000.00
331-02   915    803001726   GOODELL GALEN               2737 18 MILE RD               CEDAR SPRIN       MI   49319      126,000.00
331-02   915    803003243   LOPEZ TOMAS H               116 SUNNYBROOK LANE           SELMA             NC   27576       89,479.00
331-02   915    803003375   UNGLESBEE RALPH D           1540 CONCORD AVE S            ST PAUL           MN   55075       84,500.00
331-02   915    803003599   BEAVERS CHERYL D            3727 CONWAY DR                COLUMBUS          OH   43227       73,600.00
331-02   915    803003623   HAYNES TERRY L              416 W 4TH STREET              HATTIESBURG       MS   39401       29,750.00
331-02   915    803003888   FORBES-BROWN STEPHANIE      1012 PINE STREET              WILMINGTON        DE   19801       35,120.00
331-02   915    803004027   FERGUSON ANNA L             260 NORTHAMPTON AVENUE        BUFFALO           NY   14208       45,500.00
331-02   915    803004043   MORGAN J WAYNE              801 LACONIA CIRCLE            CLARKS SUMM       PA   18411       98,500.00
331-02   915    803005016   BEHARRY DHANRAJ             718 MICHIGAN AVENUE           BELLPORT          NY   11713       49,500.00
331-02   915    803005214   MACHADO ANTHONY M           107 EAST 3RD AVENUE           KENNEWICK         WA   99336       56,950.00
331-02   915    803006105   CHOATE PETER H              49 MACMILLAN DRIVE            BRUNSWICK         ME   04011      132,800.00
331-02   915    803006139   JAZWINSKI PETER F           20536 WILLOWBEND LANE         PARKER            CO   80138      158,400.00
331-02   915    803006212   HANSEN KATHLEEN M           1485- 87 SOUTH 1100 EAST      SALT LAKE C       UT   84015      144,500.00
331-02   915    803006311   ELCOCK CAROL                4675 BEACONSFIELD STREET      DETROIT           MI   48224       60,000.00
331-02   915    803006931   GOMEZ RADHAMES              19 NORTH FOREST AVENUE        ORLANDO           FL   32803       94,800.00
331-02   915    803007103   CASAS FERNANDO              11242 WEST ALMERIA ROAD       AVONDALE          AZ   85323      107,875.00
331-02   915    803007814   ASHBROOK RICHARD L          120 SUGAR STREET              PERSHING          IN   47374       72,250.00
331-02   915    803008358   PILOTO-PILKA TERESITA       127 WEST NORTH STREET         TAMPA             FL   33604       68,000.00
331-02   915    803008721   STEPHENS VERONICA           1266 BELLEVILLE ROAD          ORANGEBURG        SC   29115       86,700.00
331-02   915    803009265   JABS ROGER                  402 JENNITON AVE              BARNEVELD         WI   53507       85,600.00
331-02   915    803009331   WILBUR BILL M               514 S EATON STREET            ALBION            MI   49224       43,300.00
331-02   915    803009984   ORTEGA JOHN                 1635 5TH STREET SOUTHEAST     WINTER HAVE       FL   33880       48,000.00
331-02   915    803010115   CURTIS CLIFFORD D           140 EAST NEWPORT AVENUE       WAVERLY           WA   99139       71,200.00
331-02   915    803010131   ORTEGA LOUISE               8315 S COLFAX                 CHICAGO           IL   60617       38,200.00
331-02   915    803011238   SAVAGE VERNON L             1077 BRADLEY STREET           MEMPHIS           TN   38114       41,400.00
331-02   915    803011386   JONES ALAN W                46 LINCOLN AVENUE             DANBURY           CT   06810      156,000.00
331-02   915    803012723   JOINS DEANGELO              966 EAST HUDSON CIRCLE SW     ORANGEBURG        SC   29115       59,500.00
331-02   915    803013051   PETERSEN DEBORAH E          8466 GOLDEN FIELDS LANE       LOVELAND          CO   80538      454,750.00
331-02   915    803014810   HUTCHINSON JAMES D          1092 OLD WIGGINS ROAD         HOLLY HILL        SC   29059       99,200.00
331-02   915    803014844   JACKSON ROY C               3406 BLUE JAY DRIVE           TALLAHASSEE       FL   32310       63,750.00
331-02   915    803015114   SANTIAGO JENIKA             160 EAST COTTAGE PLACE        YORK              PA   17403       28,125.00
331-02   915    803015189   HOLDEN TROY A               203 JOPLIN ST                 BENTON            IL   62812       50,900.00
331-02   915    803015767   KRUIZE PRISCILLA            15801 SOUTHWEST 102ND AVEN    MIAMI             FL   33157       78,750.00
331-02   915    803016518   MCINTOSH ROBERT W           1 RURAL BOX 725               SPENCER           IN   47460      100,800.00
331-02   915    803016898   WITHERSPOON JOYCE           8261 STAHELIN                 DETROIT           MI   48228       55,575.00
331-02   915    803017052   MYERS CHARLES B             5455 COTTAGE STREET           COLUMBUS          OH   43230       32,500.00
331-02   915    803017235   HELMS ESTHER                519 MCLAUGHLIN                MUSKEGON          MI   49442       26,650.00

                             Cut-off Date      First                 Initial   Minimum    Maximum
                               Principal      Payment    Maturity    Mortgage  Mortgage  Mortgage   Gross
Pool ID  Inv     Account        Balance        Date        Date        Rate      Rate      Rate     Margin
-----------------------------------------------------------------------------------------------------------
331-02   915    802984260        74,700.00   03/01/2000  02/01/2030    10.375     9.375    16.375     5.875
331-02   915    802984567       221,000.00   03/01/2000  02/01/2030    11.375    10.375    17.375     6.625
331-02   915    802984682       132,562.06   02/01/2000  01/01/2030    12.000    11.000    18.000     7.750
331-02   915    802984914       116,842.74   03/01/2000  02/01/2030    10.750     9.750    16.750     6.250
331-02   915    802984989       111,949.12   02/01/2000  01/01/2030     9.875     8.875    15.875     5.550
331-02   915    802985168        63,900.00   03/01/2000  02/01/2030    11.750    10.750    17.750     7.250
331-02   915    802985556        59,980.83   03/01/2000  02/01/2030    11.500    10.500    17.500     6.750
331-02   915    802985648        48,737.52   03/01/2000  02/01/2030    12.500    11.500    18.500     8.000
331-02   915    802985697       243,705.31   02/01/2000  01/01/2030    10.500     9.500    16.500     6.250
331-02   915    802985986        63,900.00   04/01/2000  03/01/2030    12.500    11.500    18.500     8.000
331-02   915    802986000        52,700.00   03/01/2000  02/01/2030    11.250    10.250    17.250     6.625
331-02   915    802986620        53,517.45   04/01/2000  03/01/2030    11.750    10.750    17.750     6.500
331-02   915    802987354       279,788.22   02/01/2000  01/01/2030    10.750     9.750    16.750     6.000
331-02   915    802987826       297,414.88   02/01/2000  01/01/2030    12.000    11.000    18.000     6.750
331-02   915    802989657        29,733.82   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    802989822        67,968.73   03/01/2000  02/01/2030    13.000    12.000    19.000     7.750
331-02   915    802990622        52,000.00   03/01/2000  02/01/2030    12.500    11.500    18.500     8.000
331-02   915    802992529       103,461.04   03/01/2000  02/01/2030    10.750     9.750    16.750     6.250
331-02   915    802993428        63,843.22   03/01/2000  02/01/2030    10.000     9.000    16.000     6.000
331-02   915    802993527        91,800.00   03/01/2000  02/01/2030    11.125    10.125    17.125     6.500
331-02   915    802994376        51,974.71   03/01/2000  02/01/2030    12.750    11.750    18.750     8.250
331-02   915    802994913        51,000.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    802995084        66,800.00   03/01/2000  02/01/2030     9.500     8.500    15.500     5.250
331-02   915    802995944        40,000.00   03/01/2000  02/01/2030    10.500     9.500    16.500     6.250
331-02   915    802996496        68,000.00   04/01/2000  03/01/2030    12.250    11.250    18.250     7.000
331-02   915    802996587        89,522.49   03/01/2000  02/01/2030    10.125     9.125    16.125     5.500
331-02   915    802996876        90,333.69   03/01/2000  02/01/2030    12.750    11.750    18.750     8.250
331-02   915    802997312        42,488.18   03/01/2000  02/01/2030    12.125    11.125    18.125     6.875
331-02   915    802998104        98,600.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    802998518        41,000.00   03/01/2000  02/01/2030    10.125     9.125    16.125     5.650
331-02   915    802998781        65,700.00   03/01/2000  02/01/2030    10.500     9.500    16.500     6.000
331-02   915    802998864       110,566.05   03/01/2000  02/01/2030    10.500     9.500    16.500     6.030
331-02   915    802999128        80,750.00   03/01/2000  02/01/2030    11.375    10.375    17.375     6.750
331-02   915    802999144        82,400.00   03/01/2000  02/01/2030    13.875    12.875    19.875     9.400
331-02   915    803000058        52,682.69   03/01/2000  02/01/2030    11.375    10.375    17.375     6.750
331-02   915    803000181        46,400.00   04/01/2000  03/01/2030    12.000    11.000    18.000     7.500
331-02   915    803000314        93,600.00   03/01/2000  02/01/2030    11.250    10.250    17.250     6.500
331-02   915    803001007       134,938.67   04/01/2000  03/01/2030     9.875     8.875    15.875     5.250
331-02   915    803001551        92,000.00   03/01/2000  02/01/2030    13.375    12.375    19.375     8.900
331-02   915    803001726       126,000.00   03/01/2000  02/01/2030    11.500    10.500    17.500     6.750
331-02   915    803003243        89,479.00   03/01/2000  02/01/2030    10.875     9.875    16.875     6.250
331-02   915    803003375        84,500.00   03/01/2000  02/01/2030    11.500    10.500    17.500     6.750
331-02   915    803003599        73,600.00   04/01/2000  03/01/2030    12.500    11.500    18.500     8.000
331-02   915    803003623        29,750.00   03/01/2000  02/01/2030    10.625     9.625    16.625     6.000
331-02   915    803003888        35,120.00   03/01/2000  02/01/2030    10.250     9.250    16.250     5.750
331-02   915    803004027        45,500.00   04/01/2000  03/01/2030    11.750    10.750    17.750     7.000
331-02   915    803004043        98,468.52   03/01/2000  02/01/2030    11.500    10.500    17.500     6.625
331-02   915    803005016        49,500.00   03/01/2000  02/01/2030    10.500     9.500    16.500     6.000
331-02   915    803005214        56,950.00   04/01/2000  03/01/2030    11.250    10.250    17.250     6.625
331-02   915    803006105       132,800.00   04/01/2000  03/01/2030    12.500    11.500    18.500     8.000
331-02   915    803006139       158,400.00   03/01/2000  02/01/2030    12.125    11.125    18.125     7.625
331-02   915    803006212       144,500.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    803006311        60,000.00   03/01/2000  02/01/2030    12.500    11.500    18.500     8.000
331-02   915    803006931        94,772.11   03/01/2000  02/01/2030    11.875    10.875    17.875     8.125
331-02   915    803007103       107,849.63   02/01/2000  01/01/2030    12.875    11.875    18.875     8.375
331-02   915    803007814        72,250.00   03/01/2000  02/01/2030    13.000    12.000    19.000     7.500
331-02   915    803008358        68,000.00   03/01/2000  02/01/2030    12.375    11.375    18.375     7.875
331-02   915    803008721        86,700.00   04/01/2000  03/01/2030    12.250    11.250    18.250     7.000
331-02   915    803009265        85,600.00   03/01/2000  02/01/2030    12.500    11.500    18.500     8.000
331-02   915    803009331        43,300.00   03/01/2000  02/01/2030    13.500    12.500    19.500     8.250
331-02   915    803009984        47,985.88   03/01/2000  02/01/2030    11.875    10.875    17.875     7.375
331-02   915    803010115        71,200.00   03/01/2000  02/01/2030    13.125    12.125    19.125     7.875
331-02   915    803010131        38,200.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    803011238        41,400.00   03/01/2000  02/01/2030    10.500     9.500    16.500     6.250
331-02   915    803011386       155,934.58   03/01/2000  02/01/2030    10.250     9.250    16.250     5.500
331-02   915    803012723        59,500.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    803013051       454,750.00   03/01/2000  02/01/2030     9.500     8.500    15.500     5.500
331-02   915    803014810        99,200.00   04/01/2000  03/01/2030    11.250    10.250    17.250     5.750
331-02   915    803014844        63,750.00   04/01/2000  03/01/2030     8.750     7.750    14.750     4.250
331-02   915    803015114        28,116.01   03/01/2000  02/01/2030    11.500    10.500    17.500     7.500
331-02   915    803015189        50,884.61   03/01/2000  02/01/2030    11.750    10.750    17.750     6.500
331-02   915    803015767        78,700.80   03/01/2000  02/01/2030    11.625    10.625    17.625     6.875
331-02   915    803016518       100,800.00   03/01/2000  02/01/2030     9.625     8.625    15.625     6.000
331-02   915    803016898        55,575.00   04/01/2000  03/01/2030    11.500    10.500    17.500     6.750
331-02   915    803017052        32,500.00   04/01/2000  03/01/2030    11.250    10.250    17.250     6.500
331-02   915    803017235        26,641.49   03/01/2000  02/01/2030    11.500    10.500    17.500     6.750

ALLIANCE FUNDING                                                PAGE 12 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                                                                                       Principal
                                                                                                              Zip      Balance at
Pool ID  Inv     Account       Name                        Address                       City         State  Code     Origination
-----------------------------------------------------------------------------------------------------------------------------------
331-02   915    803017268   SIMMONS DONALD              2032 6TH AVENUE               CINCINNATI        OH   45224       44,200.00
331-02   915    803017383   REYNOLDS ANALENE            5052 MADEIRA ROAD             VIRGINIA BE       VA   23455      202,700.00
331-02   915    803017391   FIGUEROA ROBERTO I          630 EAST VANKIRK STREET       PHILADELPHI       PA   19135       19,125.00
331-02   915    803017953   CALDERON JOSE M             3811 FLAT ROCK COURT          VAN BUREN         AR   72956       67,490.00
331-02   915    803018134   SMITH MARIO C               136 MOONLIGHT ROAD            MATTESON          IL   60443      185,000.00
331-02   915    803018324   GILLESPIE TODD              RT5 L2 HARDY FARMS III        MANNING           SC   29102       57,375.00
331-02   915    803018506   VOYER PAUL L                1328 SE VAN LOON TERRACE      CAPE CORAL        FL   33990       90,780.00
331-02   915    803018662   ALSTON JESSE                2910 INDEPENDENCE AVENUE      DURHAM            NC   27703       80,000.00
331-02   915    803019207   SNOW MAURICE J              116 PENN LEAR DRIVE           MONROEVILLE       PA   15146      102,300.00
331-02   915    803020197   WAGSTAFF CHARLES C          712 LOOP ROAD                 KEELING           VA   24566       26,000.00
331-02   915    803020999   KEEBY THEODORE W JR         719 WEST PALMETTO STREET      AVON PARK         FL   33825       25,776.00
331-02   915    803021617   BAUMGARTNER SAUNA           45 EAST 100 NORTH             PLEASANT GR       UT   84062      132,300.00
331-02   915    803023076   SMITH CARMISHA L            4153 WYOMING                  ST LOUIS          MO   63147       66,300.00
331-02   915    803023795   HARRIS JOHN CHRISTOPHE      18061 SHIELDS                 DETROIT           MI   48234       48,000.00
331-02   915    803024074   JOHNSON RUTH A              RT 2 EAGERTON ROAD            PINEWOOD          SC   29125       43,500.00
331-02   915    803024587   WILSON MELISSA C            14955 AVENIDA VENUSTO         SAN DIEGO         CA   92128      155,700.00
331-02   915    803024876   DENNIS LEON                 66 WEST OAK STREET            ORESTES           IN   46063       54,460.00
331-02   915    803025022   COTTEN THOMAS I             310 SHERIDAN STREET           CRAWFORDSVI       IN   47933       30,000.00
331-02   915    803025253   LOSTER ROBERT               1434 SOUTH BEMIS STREET       SPOKANE           WA   99224       64,000.00
331-02   915    803025295   NEAL JASON                  2074 NORTH RIM VIEW DRIVE     SANTA CLARA       UT   84765      168,000.00
331-02   915    803025360   GALLEGO MIGUEL              5123 WEST EMERALD STREET      BOISE             ID   83706       78,500.00
331-02   915    803026731   VIETMEIER MARVIN L          604 1ST AVE                   FORRESTON         IL   61030       42,000.00
331-02   915    803027366   NORRIS ANTHONY              555 SOUTH PENDLETON           PENDLETON         IN   46064       59,200.00
331-02   915    803028026   MACKLIN WANDA               1242 N 49 STREET              WASHINGTON        IL   62204       46,700.00
331-02   915    803028224   JOHNSON ALLAN W JR          ROUTE 17 BOX 518              BEDFORD           IN   47421       51,300.00
331-02   915    803028711   JASON JANELLE               2524 MCLARAN AVE              ST LOUIS          MO   63136       51,800.00
331-02   915    803028893   VARGAS MANUEL F             781 DREW STREET               BROOKLYN          NY   11208      206,500.00
331-02   915    803029701   TAPIA JOSE                  509 CALHOUN AVENUE            SEFFNER           FL   33584       65,700.00
331-02   915    803029867   PEDREGON IRENE              1633 MCMANNAMY DRAW           KALISPELL         MT   59901      135,200.00
331-02   915    803030253   HUGHES EVELYN               21462 FRONT STREET            WILDOMAR          CA   92595       50,000.00
331-02   915    803031335   NEIDLINGER ROBERTA A        7930 E 34TH PL                INDIANAPOLI       IN   46226       62,050.00
331-02   915    803032069   KEYES MARK A                2665 5TH STREET NORTHEAST     SALEM             OR   97303       68,000.00
331-02   915    803032796   STILWELL CHRISTOPHE         805 ELLIOT                    NEW CASTLE        IN   47362       71,100.00
331-02   915    803033497   COLLINS JOSEPH J            543 MICHIGAN                  ST PAUL           MN   55102       41,625.00
331-02   915    803033612   PARKS JOAN D HEARN          50 NORTH CROSS ROAD           STAATSBURG        NY   12580      243,000.00
331-02   915    803033695   MCLEOD MICHAEL W            12005 DOVE AVE                CLEVELAND         OH   44105       48,750.00
331-02   915    803034958   UHLHORN CHRISTINE M         928 MASEFIELD ROAD            BALTIMORE         MD   21207       85,500.00
331-02   915    803035054   ANDERSON HELEN B            21 WESTERN LANE NORTHWEST     BELLINGHAM        WA   98226       86,100.00
331-02   915    803035138   VIZCARRA RENE J             5480 DEL REY DRIVE            COLORADO SP       CO   80918      129,200.00
331-02   915    803036573   SMITH DARRYL                144 03 119TH AVENUE           JAMAICA           NY   11436      140,000.00
331-02   915    803036722   LIGHT ROBERT D              4020 TAMARA WAY               FRANKLIN          IN   46131       89,250.00
331-02   915    803036938   JONES HELEN GRACE           2950 PRINCETON PLACE          INDIANAPOLI       IN   46205       76,500.00
331-02   915    803037233   VINYARD LINDA D             17367 MONICA                  DETROIT           MI   48221       72,000.00
331-02   915    803037712   JONES JOHNNY                316 CENTENIAL DR              BYRON             GA   31008       91,800.00
331-02   915    803037860   DUNHAM KINGDON JOHN         8012 360TH STREET SOUTH       ROY               WA   98580      135,000.00
331-02   915    803037886   ZIMMERMAN MICHAEL D         122 HERMAN LANE               SALEMBURG         NC   28385       52,000.00
331-02   915    803037902   HICKEY BRIAN                6441 NORTH PAGODA TREE TER    HERNANDO          FL   34442       66,400.00
331-02   915    803038793   KOSMISKY CAROL              45 NORTH THIRD STREET         SAINT CLAIR       PA   17970       30,375.00
331-02   915    803040690   MCKECHNIE IAM               1302 HALSTEAD RD              PARKVILLE         MD   21234       73,800.00
331-02   915    803040880   BLOCK TONYA A               2352 GREEN ROAD               CLEVELAND         OH   44121       59,200.00
331-02   915    803042282   MORALES JOSE                738 WEST 1ST STREET           MESA              AZ   85210       81,900.00
331-02   915    803043744   ROGERS WILLIAM              13178 COUNTY ROAD 9           MAGNOLIA SP       AL   36555      165,600.00
331-02   915    803045533   PEOPLES JAMES T             481 SMITH LANE                LONDONDERRY       OH   45647       93,500.00
331-02   915    803045582   HENDERSON LUSSETTIE         74 WEST MORNINGSIDE STREET    HARTFORD          CT   06112       77,000.00
331-02   915    803045822   SEARCY HELEN FAITH          313 LANCASSANGE DRIVE         JEFFERSONVI       IN   47130       78,750.00
331-02   915    803046770   DYCHE GARTH                 4073 SW 52 STREET             FT LAUDERDA       FL   33314      105,000.00
331-02   915    803048206   GOLDING FAITH               7767 JARED WAY                LITTLETON         CO   80125      129,600.00
331-02   915    803048321   KENNY ELAINE M              5533 PARTRIDGE COURT          HARRISBURG        PA   17111       63,450.00
331-02   915    803048750   BROWN LUM E JR              2716 FENWICK AVENUE           BALTIMORE         MD   21218       26,100.00
331-02   915    803049790   GREEK MICHAEL D             935 MAIN STREET               ATLANTIC BE       FL   32233       78,750.00
331-02   915    803049873   FAULK TERRY                 126 GARDEN LANE               SAGINAW           MI   48602       62,320.00
331-02   915    803050012   SUCATO DIANE K              4621 EAST CAMELBACK ROAD      PHOENIX           AZ   85018      480,000.00
331-02   915    803050087   AMPARO CARMEN M             9241 WEST ALLYN ST C          MILWAUKEE         WI   53224       18,900.00
331-02   915    803050301   SALAZAR JOSE V              8816 NORTH 4TH STREET         PHOENIX           AZ   85020      106,200.00
331-02   915    803051002   VANDERFORD ROY              5152 NORTH 925 EAST           NORTH WEBST       IN   46555       96,000.00
331-02   915    803051317   MITCHELL SCOTT M            1229 BOKELIA                  WESTFIELD         IN   46074       83,000.00
331-02   915    803052687   KENNAMER CINDY A            509 DEER TRAIL                VAN BUREN         AR   72956       59,415.00
331-02   915    803052794   TRASK MICHAEL P             80 ELM STREET                 WINTERPORT        ME   04496       61,750.00
331-02   915    803053461   DECKER GARY W               2923 FLORDIA AVENUE           BALTIMORE         MD   21227       94,350.00
331-02   915    803054147   JENKINS DEBRA               5528 BRAMLAGE CT              ST LOUIS          MO   63136       41,600.00
331-02   915    803055144   HOTT JANIS A                1086 SAY AVENUE               COLUMBUS          OH   43201       60,000.00
331-02   915    803055326   JOHNSON JOHN A              1520 NORTH HIGHWAY 17         BOSTWICK          FL   32007       76,500.00
331-02   915    803058874   CONSTANCE THOMAS C          101 WALNUT RIDGE ESTATES      SANATOGA          PA   19464       66,400.00
331-02   915    803060227   SMITH STEVIE                18417 GOULBURN                DETROIT           MI   48205       58,650.00
331-02   915    803060508   CALDWELL CURTIS R           130 E SOUTH ST                WAYNE             OH   43466       22,100.00
331-02   915    803060672   EVANS STACEY D              405 MAIN STREET               MARTIN            TN   38237       60,000.00

                            Cut-off Date      First                 Initial   Minimum    Maximum
                              Principal      Payment    Maturity    Mortgage  Mortgage  Mortgage   Gross
Pool ID  Inv     Account       Balance        Date        Date        Rate      Rate      Rate     Margin
----------------------------------------------------------------------------------------------------------
331-02   915    803017268       44,200.00   04/01/2000  03/01/2030    10.500     9.500    16.500     6.500
331-02   915    803017383      201,596.19   03/01/2000  02/01/2030    10.125     9.125    16.125     5.500
331-02   915    803017391       19,125.00   03/01/2000  02/01/2030    10.500     9.500    16.500     6.250
331-02   915    803017953       67,434.63   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    803018134      185,000.00   03/01/2000  02/01/2030    10.750     9.750    16.750     6.250
331-02   915    803018324       57,375.00   03/01/2000  02/01/2030    11.000    10.000    17.000     6.500
331-02   915    803018506       90,780.00   03/01/2000  02/01/2030    13.250    12.250    19.250     8.000
331-02   915    803018662       79,979.52   03/01/2000  02/01/2030    12.500    11.500    18.500     8.000
331-02   915    803019207      102,300.00   03/01/2000  02/01/2030    10.625     9.625    16.625     6.500
331-02   915    803020197       26,000.00   04/01/2000  03/01/2030    11.750    10.750    17.750     7.000
331-02   915    803020999       25,776.00   03/01/2000  02/01/2030     9.250     8.250    15.250     5.250
331-02   915    803021617      132,300.00   03/01/2000  02/01/2030    10.000     9.000    16.000     6.000
331-02   915    803023076       66,300.00   03/01/2000  02/01/2030    12.750    11.750    18.750     7.450
331-02   915    803023795       48,000.00   04/01/2000  03/01/2030    12.500    11.500    18.500     8.000
331-02   915    803024074       43,500.00   04/01/2000  03/01/2025    11.750    10.750    17.750     7.250
331-02   915    803024587      155,700.00   04/01/2000  03/01/2030    10.750     9.750    16.750     6.250
331-02   915    803024876       54,434.59   03/01/2000  02/01/2030     9.750     8.750    15.750     5.500
331-02   915    803025022       29,988.08   04/01/2000  03/01/2030    10.500     9.500    16.500     6.250
331-02   915    803025253       64,000.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.750
331-02   915    803025295      168,000.00   03/01/2000  02/01/2030    12.375    11.375    18.375     7.500
331-02   915    803025360       78,500.00   03/01/2000  02/01/2030    11.750    10.750    17.750     7.500
331-02   915    803026731       42,000.00   03/01/2000  02/01/2030    11.125    10.125    17.125     6.250
331-02   915    803027366       59,200.00   04/01/2000  03/01/2030    10.250     9.250    16.250     4.750
331-02   915    803028026       46,700.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    803028224       51,300.00   04/01/2000  03/01/2030    10.000     9.000    16.000     5.500
331-02   915    803028711       51,800.00   03/01/2000  02/01/2030    10.875     9.875    16.875     6.250
331-02   915    803028893      206,406.18   03/01/2000  02/01/2030     9.875     8.875    15.875     5.350
331-02   915    803029701       65,700.00   04/01/2000  03/01/2030     9.500     8.500    15.500     5.500
331-02   915    803029867      135,200.00   04/01/2000  03/01/2030    10.750     9.750    16.750     5.500
331-02   915    803030253       50,000.00   03/01/2000  02/01/2030    10.375     9.375    16.375     5.250
331-02   915    803031335       62,027.27   03/01/2000  02/01/2030    10.875     9.875    16.875     6.250
331-02   915    803032069       67,981.60   03/01/2000  02/01/2030    12.250    11.250    18.250     7.750
331-02   915    803032796       71,100.00   03/01/2000  02/01/2030    10.750     9.750    16.750     6.250
331-02   915    803033497       41,625.00   04/01/2000  03/01/2030    10.750     9.750    16.750     6.250
331-02   915    803033612      243,000.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.750
331-02   915    803033695       48,750.00   04/01/2000  03/01/2030    11.250    10.250    17.250     6.500
331-02   915    803034958       85,500.00   03/01/2000  02/01/2030     9.750     8.750    15.750     5.750
331-02   915    803035054       86,100.00   03/01/2000  02/01/2030     9.625     8.625    15.625     5.000
331-02   915    803035138      129,085.22   04/01/2000  03/01/2030    10.000     9.000    16.000     5.500
331-02   915    803036573      140,000.00   04/01/2000  03/01/2030     9.875     8.875    15.875     5.250
331-02   915    803036722       89,250.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.000
331-02   915    803036938       76,417.41   03/01/2000  02/01/2030    11.000    10.000    17.000     6.125
331-02   915    803037233       72,000.00   04/01/2000  03/01/2030     9.625     8.625    15.625     5.000
331-02   915    803037712       91,766.37   03/01/2000  02/01/2030    10.875     9.875    16.875     6.250
331-02   915    803037860      135,000.00   03/01/2000  02/01/2030     9.750     8.750    15.750     5.750
331-02   915    803037886       52,000.00   04/01/2000  03/01/2030    12.250    11.250    18.250     7.000
331-02   915    803037902       66,400.00   04/01/2000  03/01/2030    11.875    10.875    17.875     7.875
331-02   915    803038793       30,375.00   03/01/2000  02/01/2030    10.750     9.750    16.750     6.250
331-02   915    803040690       73,800.00   04/01/2000  03/01/2030     9.250     8.250    15.250     5.750
331-02   915    803040880       59,200.00   03/01/2000  02/01/2030    12.500    11.500    18.500     8.000
331-02   915    803042282       81,804.11   01/01/2000  12/01/2029    10.625     9.625    16.625     6.000
331-02   915    803043744      165,600.00   04/01/2000  03/01/2030    12.000    11.000    18.000     7.250
331-02   915    803045533       93,429.29   04/01/2000  03/01/2030    10.750     9.750    16.750     6.625
331-02   915    803045582       77,000.00   03/01/2000  02/01/2030    11.375    10.375    17.375     6.750
331-02   915    803045822       78,750.00   04/01/2000  03/01/2030    11.875    10.875    17.875     7.625
331-02   915    803046770      105,000.00   03/01/2000  02/01/2030     9.625     8.625    15.625     5.000
331-02   915    803048206      129,600.00   03/01/2000  02/01/2030    10.750     9.750    16.750     5.500
331-02   915    803048321       62,833.73   03/01/2000  02/01/2030    11.250    10.250    17.250     6.750
331-02   915    803048750       26,095.25   03/01/2000  02/01/2030    14.000    13.000    20.000     9.125
331-02   915    803049790       78,750.00   04/01/2000  03/01/2030    10.250     9.250    16.250     5.750
331-02   915    803049873       62,320.00   03/01/2000  02/01/2030    12.250    11.250    18.250     7.750
331-02   915    803050012      480,000.00   03/01/2000  02/01/2030    10.375     9.375    16.375     5.875
331-02   915    803050087       18,900.00   03/01/2000  02/01/2030    11.750    10.750    17.750     7.000
331-02   915    803050301      106,158.91   02/01/2000  01/01/2030    10.625     9.625    16.625     6.625
331-02   915    803051002       96,000.00   04/01/2000  03/01/2030    12.000    11.000    18.000     7.500
331-02   915    803051317       83,000.00   04/01/2000  03/01/2030     7.625     6.625    13.625     2.750
331-02   915    803052687       59,415.00   03/01/2000  02/01/2030    12.125    11.125    18.125     6.875
331-02   915    803052794       61,750.00   04/01/2000  03/01/2030    11.500    10.500    17.500     6.750
331-02   915    803053461       94,350.00   04/01/2000  03/01/2030     9.875     8.875    15.875     6.000
331-02   915    803054147       41,600.00   03/01/2000  02/01/2030    11.625    10.625    17.625     6.430
331-02   915    803055144       60,000.00   04/01/2000  03/01/2030    10.375     9.375    16.375     5.500
331-02   915    803055326       76,500.00   04/01/2000  03/01/2030     9.500     8.500    15.500     5.500
331-02   915    803058874       66,379.36   03/01/2000  02/01/2030    11.625    10.625    17.625     7.125
331-02   915    803060227       58,629.09   03/01/2000  02/01/2030    11.000    10.000    17.000     5.750
331-02   915    803060508       22,100.00   04/01/2000  03/01/2030    11.875    10.875    17.875     7.125
331-02   915    803060672       60,000.00   04/01/2000  03/01/2030    12.375    11.375    18.375     7.875

ALLIANCE FUNDING                                                PAGE 13 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                                                                                       Principal
                                                                                                              Zip      Balance at
Pool ID  Inv     Account       Name                        Address                       City         State  Code     Origination
-----------------------------------------------------------------------------------------------------------------------------------
331-02   915    803060953   RIST EDMUND                 37 ANN STREET                 POTTSVILLE        PA   17901       32,300.00
331-02   915    803060987   SNELL RON H                 15880 WAGON TRAIL             PEYTON            CO   80831      145,000.00
331-02   915    803062991   HEDGPETH JANET M            3535 WEST LAS PALMARITAS D    PHOENIX           AZ   85051       72,000.00
331-02   915    803063031   HAYS KENNETH E              2915 WEST YUMA STREET         PHOENIX           AZ   85009       84,000.00
331-02   915    803063122   BROWN PATRICIA E            283 SOUTH NOME STREET         AURORA            CO   80012       76,125.00
331-02   915    803065127   YOUNG JAMES W               7437 AUGUSTINE HERMAN HIGH    GEORGETOWN        MD   21930       97,750.00
331-02   915    803065804   MILLER ROBERT H             4903 PORTAGE STREET           LILLY             PA   15938       45,000.00
331-02   915    803067461   ARTHUR MICHAEL C            425 STARWAY DRIVE             FORT COLLIN       CO   80525      100,500.00
331-02   915    803068345   BOWLING KEVIN R             13794 CORAL DRIVE             JACKSONVILL       FL   32224       33,400.00
331-02   915    803068790   JENKINS SANDY               387 SEMINOLE ROAD             SUMTER            SC   29154       39,100.00
331-02   915    803069327   COPLEY TAMMY                206 WEST MILL ST              CIRCLEVILLE       OH   43113       46,400.00
331-02   915    803069590   FLETCHER DUANE B            1819 WEST 13TH STREET         JACKSONVILL       FL   32209       42,180.00
331-02   915    803071414   WILLOCHELL FRANK R          4421 2ND STREET               MCKEESPORT        PA   15132       46,750.00
331-02   915    803076165   MELENDEZ DORIS E            213 WASHINGTON STREET         PUEBLO            CO   81004       73,700.00
331-02   915    803076215   BASSETT JEFFREY C           6715 WEST 3800 SOUTH          WEST VALLEY       UT   84128      105,600.00
331-02   915    803076272   MEITL JAMES R               8705 WRANGLERS WAY            COLORADO SP       CO   80908      301,130.00
331-02   915    803076348   SHEPARD V E                 140 ELY STREET                COLORADO SP       CO   80911       99,000.00
331-02   915    803077296   DAVIS JAMES D               1547 PLANK ROAD               JEFFERSONVI       IN   47130       52,000.00
331-02   915    803078369   CLARKSON KIM E              1100 SKYLAND DRIVE BLDG 0-    COLUMBIA          SC   29210       28,000.00
331-02   915    803084433   WEARY PHILLIP N             209 WOODSIDE DR               PETAL             MS   39401       49,500.00
331-02   915    803085489   DURAY MARK                  11922 CEDAR DRIVE             FISHERS           IN   46038      143,938.00
331-02   915    803086297   SZYMANSKI JOSEPH M          32510 FUNK ROAD               CALHAN            CO   80808      210,000.00
331-02   915    803089101   KNOUSE LARRY D              128 WILLOW DRIVE              FREEDOM           PA   15042       82,500.00
331-02   915    803090356   MCKENZIE AMARICKO M         18 20 GRANT STREET            SPRINGFIELD       MA   01109       81,000.00
331-02   915    803090372   CARR LONNIE C               16938 FALCONRIDGE ROAD        LITHIA            FL   33547      195,500.00
331-02   915    803090596   ZALESKI WALTER              525 & 527 N ST FRANCIS CAB    SCRANTON          PA   18504       81,600.00
331-02   915    803091065   MIECZNIKOWSK JOHN           1383 CUMMINGS BLVD            MADISON           OH   44057       66,300.00
331-02   915    803091354   BLEA CAROL J                1818 MIDLOTHIAN ROAD          PUEBLO            CO   81001       99,900.00
331-02   915    803091727   HROVAT EDWARD F             10725 VERNON AVE              GARFIELD HT       OH   44125       93,750.00
331-02   915    803093335   ESTRADA MARIO M             1037 FLORENCE AVENUE          COLORADO SP       CO   80906       91,800.00
331-02   915    803094986   DENMAN DARWIN               316 NORTH OAK                 BUCHANAN          MI   49107       55,500.00
331-02   915    803098177   FLANDERS MICHAEL R          812 WEST 6TH STREET           ANDERSON          IN   46016       43,265.00
331-02   915    803098938   MEJIA JORGE M               140 BEECHWOOD DRIVE           WAYNE             NJ   07470      195,500.00
331-02   915    803099324   MAYNARD TIMOTHY L           39122 JOHNNYCAKE RIDGE RD     WILLOUGHBY        OH   44094      114,750.00
331-02   915    803099647   GREEN CONSTANCE E           2447 SOUTH OAKLAND STREET     ARLINGTON         VA   22206       80,000.00
331-02   915    803103837   PUITE CURT D                14568 WEST M 46               HOWARD CITY       MI   49329      167,200.00
331-02   915    803105501   DYKSTRA BRENT               138 JESSICA LANE              BRUNSWICK         GA   31525       45,050.00
331-02   915    803108141   SHEFFLER CHARLES W          RD 2 BOX 82 SALEM DRIVE       NEW ALEXAND       PA   15670       75,600.00
331-02   915    803110147   VILLEGAS ROMAN A            6490 PORTER WAY               COMMERCE CI       CO   80022       97,750.00
331-02   915    803114305   BOZSAN JOHN G               740 EIGHTH STREET             TRAFFORD          PA   15085       70,500.00
331-02   915    803115682   HARTMAN CINDY               613 SOOSE ROAD                PITTSBURGH        PA   15209       96,050.00
331-02   915    803117407   HARRIS ANNA L               924 E 18TH AVE                COLUMBUS          OH   43211       55,250.00
331-02   915    803121862   BATES CORENE GAIL           1494 WEST 132ND PLACE         WESTMINSTER       CO   80234      150,875.00
331-02   915    803122431   ALVAREZ CONSTANCIA          2713 EAST MONUMENT AVENUE     COLORADO SP       CO   80909      112,500.00
331-02   915    803127323   SCHANK GARY A SR            5603 43RD STREET NORTH        ST PETERSBU       FL   33714       38,800.00
331-02   915    803132406   WILLIAMS JOSEPH M           219 MAIN STREET               MOOSIC            PA   18507       94,987.00
331-02   915    803132539   ALLY CHRISTOPHE             25 23 FAR ROCKAWAY BLVD       FAR ROCKAWA       NY   11691      124,555.00
331-02   915    803137850   WILLIAMS KENNETH A          20767 WELD COUNTY ROAD 66     GREELEY           CO   80631      258,750.00
331-02   915    803145812   WEBB BRUCE                  296 CONKLIN AVENUE            BROOKLYN          NY   11236      243,000.00
               -----------------------------------------                                                            ---------------
                       707  Sale Total                                                                               65,164,320.00

331-31   905    8000323876  SMITH MICHAEL D             1124 E FT WAYNE ST            WARSAW            IN   46580       70,700.00
331-31   905    8000396278  SWAN PEGGIE M.              407 WENZEL                    STURGIS           MI   49091       44,400.00
331-31   905    8000404015  SMELSER KEVIN R.            409 TIMBERWOOD COURT          ST. CHARLES       MO   63303      103,900.00
331-31   905    8000404023  WOOD NICKI                  RD 1 BOX 84A                  GLEN EASTON       WV   26039       34,800.00
331-31   905    8000452600  REEVES ANDERSON SR          116 RENEE ST                  TALLADEGA         AL   35610       48,900.00
331-31   905    8000474356  PAYNE TRACY A               808 WALNUT                    BEAVER CROS       NE   68313       40,000.00
331-31   905    8000475460  FUQUA GREGORY               708 CALDWELL LANE             ATHENS            AL   35611      119,700.00
               -----------------------------------------                                                            ----------------
                         7  Sale Total                                                                                  462,400.00

                       966  Grand Total Group 2                                                                      90,337,174.00

                            Cut-off Date      First                 Initial   Minimum    Maximum
                              Principal      Payment    Maturity    Mortgage  Mortgage  Mortgage   Gross
Pool ID  Inv     Account       Balance        Date        Date        Rate      Rate      Rate     Margin
----------------------------------------------------------------------------------------------------------
331-02   915    803060953       32,300.00   04/01/2000  03/01/2030    12.000    11.000    18.000     6.750
331-02   915    803060987      145,000.00   03/01/2000  02/01/2030    12.000    11.000    18.000     7.750
331-02   915    803062991       72,000.00   03/01/2000  02/01/2030    10.625     9.625    16.625     6.000
331-02   915    803063031       83,962.83   03/01/2000  02/01/2030    10.000     9.000    16.000     5.625
331-02   915    803063122       76,102.61   03/01/2000  02/01/2030    11.875    10.875    17.875     8.125
331-02   915    803065127       97,750.00   04/01/2000  03/01/2030    10.625     9.625    16.625     6.000
331-02   915    803065804       45,000.00   04/01/2000  03/01/2025    13.375    12.375    19.375     8.875
331-02   915    803067461      100,500.00   04/01/2000  03/01/2030    11.500    10.500    17.500     6.750
331-02   915    803068345       33,091.35   03/01/2000  02/01/2030    10.625     9.625    16.625     6.000
331-02   915    803068790       39,100.00   04/01/2000  03/01/2030    10.875     9.875    16.875     6.250
331-02   915    803069327       46,374.77   04/01/2000  03/01/2030    12.250    11.250    18.250     7.750
331-02   915    803069590       42,180.00   04/01/2000  03/01/2030    11.500    10.500    17.500     6.250
331-02   915    803071414       46,750.00   04/01/2000  03/01/2030    12.250    11.250    18.250     7.000
331-02   915    803076165       73,677.71   02/01/2000  01/01/2030    11.750    10.750    17.750     7.250
331-02   915    803076215      105,600.00   04/01/2000  03/01/2030    11.000    10.000    17.000     5.500
331-02   915    803076272      301,130.00   03/01/2000  02/01/2030    10.625     9.625    16.625     6.125
331-02   915    803076348       99,000.00   04/01/2000  03/01/2030     9.000     8.000    15.000     5.000
331-02   915    803077296       52,000.00   04/01/2000  03/01/2030    12.125    11.125    18.125     7.625
331-02   915    803078369       27,983.90   04/01/2000  03/01/2030    12.000    11.000    18.000     7.250
331-02   915    803084433       49,500.00   04/01/2000  03/01/2030    11.000    10.000    17.000     5.750
331-02   915    803085489      143,883.81   03/01/2000  02/01/2030    10.750     9.750    16.750     6.250
331-02   915    803086297      210,000.00   04/01/2000  03/01/2030     9.750     8.750    15.750     5.500
331-02   915    803089101       82,500.00   04/01/2000  03/01/2030     7.750     6.750    13.750     3.750
331-02   915    803090356       81,000.00   04/01/2000  03/01/2030    10.750     9.750    16.750     5.850
331-02   915    803090372      195,500.00   04/01/2000  03/01/2030    10.375     9.375    16.375     5.750
331-02   915    803090596       81,600.00   04/01/2000  03/01/2030     9.500     8.500    15.500     5.000
331-02   915    803091065       66,300.00   04/01/2000  03/01/2030    12.000    11.000    18.000     7.250
331-02   915    803091354       99,900.00   04/01/2000  03/01/2030    10.125     9.125    16.125     6.125
331-02   915    803091727       93,750.00   03/01/2000  02/01/2030    11.750    10.750    17.750     6.500
331-02   915    803093335       91,800.00   04/01/2000  03/01/2030    10.375     9.375    16.375     6.125
331-02   915    803094986       55,500.00   04/01/2000  03/01/2030     9.125     8.125    15.125     5.000
331-02   915    803098177       43,265.00   04/01/2000  03/01/2030    12.250    11.250    18.250     7.000
331-02   915    803098938      195,500.00   04/01/2000  03/01/2030    11.000    10.000    17.000     6.750
331-02   915    803099324      114,670.01   04/01/2000  03/01/2030    11.125    10.125    17.125     6.500
331-02   915    803099647       79,918.88   02/01/2000  01/01/2030     9.375     8.375    15.375     5.200
331-02   915    803103837      167,200.00   04/01/2000  03/01/2030    11.875    10.875    17.875     7.375
331-02   915    803105501       45,050.00   04/01/2000  03/01/2025    11.125    10.125    17.125     6.250
331-02   915    803108141       75,541.26   04/01/2000  03/01/2030    10.625     9.625    16.625     6.375
331-02   915    803110147       97,750.00   04/01/2000  03/01/2030     8.625     7.625    14.625     4.250
331-02   915    803114305       70,461.64   04/01/2000  03/01/2030    12.250    11.250    18.250     7.250
331-02   915    803115682       96,050.00   04/01/2000  03/01/2030    11.250    10.250    17.250     6.000
331-02   915    803117407       55,221.57   04/01/2000  03/01/2030    12.500    11.500    18.500     7.250
331-02   915    803121862      150,875.00   04/01/2000  03/01/2030    11.000    10.000    17.000     6.750
331-02   915    803122431      112,427.74   04/01/2000  03/01/2030    11.500    10.500    17.500     6.625
331-02   915    803127323       38,800.00   04/01/2000  03/01/2030    12.000    11.000    18.000     7.250
331-02   915    803132406       94,987.00   04/01/2000  03/01/2030    12.750    11.750    18.750     8.500
331-02   915    803132539      124,555.00   04/01/2000  03/01/2030    11.375    10.375    17.375     6.750
331-02   915    803137850      258,750.00   04/01/2000  03/01/2030    12.125    11.125    18.125     7.875
331-02   915    803145812      243,000.00   04/01/2000  03/01/2030     9.875     8.875    15.875     5.000
               ---------------------------                          ----------------------------------------
                       707  65,138,966.38                             11.153    10.153    17.153     6.602

331-31   905    8000323876      70,660.45   01/01/2000  12/01/2029    12.125    11.125    18.125     7.550
331-31   905    8000396278      44,400.00   03/01/2000  02/01/2030    11.500    10.500    17.500     7.550
331-31   905    8000404015     103,805.21   04/01/2000  03/01/2030     9.875     8.875    15.875     6.250
331-31   905    8000404023      34,778.27   03/01/2000  02/01/2030    11.625    10.625    17.625     6.750
331-31   905    8000452600      48,900.00   04/01/2000  03/01/2030    11.375    10.375    17.375     6.750
331-31   905    8000474356      40,000.00   04/01/2000  03/01/2030    10.125     9.125    16.125     5.000
331-31   905    8000475460     119,700.00   04/01/2000  03/01/2030    11.875    10.875    17.875     7.000
               ---------------------------                          ----------------------------------------
                         7     462,243.93                             11.205    10.205    17.205     6.750

                       966  90,300,887.85                             11.171    10.172    17.171     6.596

ALLIANCE FUNDING                                                PAGE 14 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                 Principal    Type of     Scheduled   Cut-off Date
                                                 Balance at  Mortgaged     Payment      Principal
Pool ID  Account       Name                     Origination  Property    Int & Prin      Balance
---------------------------------------------------------------------------------------------------
331-01  800837171   JESSIE PRESTON                34,000.00     1            311.01      33,722.04
331-01  801182551   HUNTER ALICIA S               45,050.00     2            387.05      44,716.14
331-01  801653833   BOYD BETTY J                  75,000.00     7            888.40      74,849.86
331-01  801956269   YOUNTS MARTIN K               75,200.00     1            802.58      75,040.96
331-01  802153866   KIMMEL BETH A                 39,000.00     8            327.93      38,902.58
331-01  802195016   LESLIE DELROY S              225,000.00     3          2,058.16     224,451.67
331-01  802244962   UZZELL BETTIE                 48,450.00     1            493.71      48,269.29
331-01  802275339   MORRIS PETER                 163,500.00     1          1,480.34     163,229.53
331-01  802332130   FLOWER KIMBERLY J             60,000.00     1            477.39      59,966.36
331-01  802367904   DANIELS CHERYL A              36,750.00     1            356.94      36,699.66
331-01  802389544   MACIAS AUSNCIO                44,100.00     1            428.33      44,043.02
331-01  802417907   MASIELLO CHRISTY              79,110.00     2            738.48      79,019.84
331-01  802430652   DAY EARL                      76,000.00     1            723.77      75,917.95
331-01  802438952   SMITH PHEBE                   60,000.00     3            571.39      59,913.26
331-01  802450866   SANDERS RACHEL                79,050.00     1            797.94      78,952.71
331-01  802471102   CARR KIMBERLY R               69,957.00     1            692.78      68,644.16
331-01  802480954   BELL THERESA A                30,000.00     2            308.58      29,982.75
331-01  802494799   CHURCH FRANCES E              59,800.00     1            655.67      59,800.00
331-01  802516328   RUSSELL SUSAN F               34,000.00     1            307.84      33,972.12
331-01  802520338   YOUNG KENNETH                 44,625.00     2            412.38      44,452.35
331-01  802539338   MILLER DAVID T               131,000.00     1          1,042.29     130,852.58
331-01  802548032   PATTERSON GLENDA              69,600.00     7            662.82      69,524.85
331-01  802583088   ANDERSON ROSLYN               63,750.00     1            698.98      63,703.48
331-01  802605584   HEATHCOTE CAROL A             64,800.00     1            568.67      64,683.88
331-01  802609370   MIDDLETON THOMAS E            58,500.00     1            535.13      57,941.62
331-01  802616284   LEBOEUF ROBERT R JR           52,000.00     1            580.31      51,964.94
331-01  802626531   RILEY JUDY A                  83,500.00     1            858.89      83,500.00
331-01  802675603   BUTTS COURTNEY                58,225.00     1            638.40      58,197.47
331-01  802693762   BEARD DAVID M                 51,000.00     1            438.17      51,000.00
331-01  802704502   BERDEJO MARTA                 62,400.00     2            606.07      62,336.19
331-01  802715979   WIDMER WILLIAM JR             62,250.00     1            604.62      61,645.38
331-01  802729111   BURTON JEREMIAH              116,600.00     1          1,301.23     116,547.88
331-01  802731778   HOLLAND VANESSA G             50,750.00     1            546.57      50,750.00
331-01  802758300   BASKIN WILLIAM J              63,750.00     1            613.13      63,705.57
331-01  802763409   PENG WILFORD XINE            449,650.00     1          4,495.78     449,351.77
331-01  802767079   KNOPP RANDY                   51,000.00     1            396.67      51,000.00
331-01  802780601   UPSHAW CORNELIUS              48,450.00     1            465.98      48,416.23
331-01  802781690   DUNN KEVIN                    93,500.00     1            890.43      93,433.00
331-01  802794529   ZUMBADO ERNESTO              171,000.00     1          1,677.11     170,887.13
331-01  802822965   FERRY RONALD V                71,920.00     4            534.00      71,920.00
331-01  802822999   OILE SAUNDRA                  55,200.00     1            616.02      55,200.00
331-01  802839605   HOLGATE GREGORY J             63,000.00     1            558.70      63,000.00
331-01  802839795   ISBELL JENNIFER L             55,250.00     1            531.38      55,250.00
331-01  802855403   GARNETT PETER N              127,920.00     1          1,377.66     127,920.00
331-01  802869602   CHELLIS JAMES L               51,000.00     1            529.51      50,985.80
331-01  802873620   PLATTO ALICE M.               24,000.00     1            204.00      24,000.00
331-01  802883892   PRINCE DONALD J              161,910.00     1          1,618.84     161,910.00
331-01  802887679   ROBINSON MICHAEL E           136,000.00     1          1,544.40     136,000.00
331-01  802889790   WILKINS ALBERT LEE            34,000.00     1            376.11      33,992.22
331-01  802891796   WINGLER HARVEY               126,000.00     1          1,211.85     126,000.00
331-01  802893354   COTA SEBASTIAO B             141,950.00     3          1,419.27     141,905.87
331-01  802907055   CUNNINGHAM LARRY             140,160.00     1          1,523.11     140,160.00
331-01  802908285   NOBILE JOHN                  289,000.00     1          2,752.21     289,000.00
331-01  802910653   SEGO BRENDA L                 61,200.00     7            582.82      61,200.00
331-01  802910869   CANNONE PHILLIP J             56,000.00     1            491.44      56,000.00
331-01  802913525   PETERSON BETTY A              25,600.00     1            295.75      25,600.00
331-01  802918425   MORINA SAMI                   34,800.00     1            368.04      34,422.80
331-01  802926972   GRAY ROBERT                   68,000.00     1            778.88      67,986.12
331-01  802927004   GILES PAMALA E                82,800.00     1            827.87      82,800.00
331-01  802928838   ALDEN DENISE                  21,250.00     1            237.15      21,250.00
331-01  802929778   SANDERS ANTONIO               39,950.00     1            418.63      39,950.00
331-01  802931303   BARROW REGINALD N             10,200.00     1             98.10      10,200.00
331-01  802931394   DI FIORE UMBERTO G            91,700.00     3            969.79      91,700.00
331-01  802934687   DISIMONI DONATO M             48,000.00     3            452.59      48,000.00
331-01  802940577   RUSSELL BARBARA L             52,500.00     1            470.45      52,500.00
331-01  802945675   PARR LEWIS S                  33,830.00     1            341.49      33,830.00
331-01  802946525   CARLL IRWIN                   54,000.00     1            545.08      53,983.67
331-01  802948455   HOGENSON DOUGLAS B           189,600.00     8          1,699.01     189,600.00
331-01  802949925   CASH ROBERT W                 40,950.00     1            405.52      40,950.00
331-01  802952671   SZCZYPTA BRUCE J              56,000.00     1            554.56      56,000.00
331-01  802952705   DESHONG VELMA V              133,633.00     1          1,247.44     133,633.00
331-01  802954875   WATSON PAUL A                 81,600.00     1            815.87      81,600.00
331-01  802964361   STEVENS KEVIN                 97,200.00     5            844.04      97,111.31
331-01  802970665   POOLE LEONARD J. JR          164,000.00     1          1,686.92     164,000.00
331-01  802972158   STEWART BERNICE B             22,550.00     1            216.88      22,550.00
331-01  802972596   JOHNSON DONALD W              28,000.00     1            298.83      28,000.00

                                               Original       Next      Current   Property
                                                 LTV       Adjustment  Mortgage   Value at       Owner
Pool ID  Account       Name                     Ratio         Date       Rate   Origination    Occupied
--------------------------------------------------------------------------------------------------------
331-01  800837171   JESSIE PRESTON              85.0      07/01/2000   10.500       40,000.00     Y
331-01  801182551   HUNTER ALICIA S             85.0      11/01/2000    9.750       53,000.00     Y
331-01  801653833   BOYD BETTY J                75.0      05/01/2000   14.000      100,000.00     Y
331-01  801956269   YOUNTS MARTIN K             80.0      06/01/2001   12.500       94,000.00     Y
331-01  802153866   KIMMEL BETH A               74.2      09/01/2001    9.500       52,500.00     Y
331-01  802195016   LESLIE DELROY S             90.0      08/01/2001   10.500      250,000.00     Y
331-01  802244962   UZZELL BETTIE               85.0      02/01/2001   11.875       57,000.00     Y
331-01  802275339   MORRIS PETER                75.0      10/01/2002   10.375      218,000.00     Y
331-01  802332130   FLOWER KIMBERLY J           48.0      01/01/2002    8.875      125,000.00     Y
331-01  802367904   DANIELS CHERYL A            75.0      10/01/2002   11.250       49,000.00     Y
331-01  802389544   MACIAS AUSNCIO              70.0      11/01/2001   11.250       63,000.00     Y
331-01  802417907   MASIELLO CHRISTY            85.9      12/01/2001   10.750       92,000.00     Y
331-01  802430652   DAY EARL                    80.0      11/01/2001   11.000       95,000.00     Y
331-01  802438952   SMITH PHEBE                 75.0      10/01/2002   11.000       80,000.00     N
331-01  802450866   SANDERS RACHEL              85.0      10/01/2001   11.750       93,000.00     Y
331-01  802471102   CARR KIMBERLY R             87.5      11/01/2001   11.500       79,950.00     Y
331-01  802480954   BELL THERESA A              34.8      12/01/2001   12.000       86,000.00     N
331-01  802494799   CHURCH FRANCES E            65.0      02/01/2002   12.875       92,000.00     Y
331-01  802516328   RUSSELL SUSAN F             80.0      12/01/2001   10.375       42,500.00     Y
331-01  802520338   YOUNG KENNETH               85.0      11/01/2001   10.625       52,500.00     Y
331-01  802539338   MILLER DAVID T              80.8      12/01/2001    8.875      162,000.00     Y
331-01  802548032   PATTERSON GLENDA            80.0      11/01/2001   11.000       87,000.00     Y
331-01  802583088   ANDERSON ROSLYN             85.0      11/01/2001   12.875       75,000.00     Y
331-01  802605584   HEATHCOTE CAROL A           78.0      11/01/2001   10.000       83,000.00     Y
331-01  802609370   MIDDLETON THOMAS E          90.0      01/01/2002   10.500       65,000.00     Y
331-01  802616284   LEBOEUF ROBERT R JR         80.0      11/01/2001   13.125       65,000.00     Y
331-01  802626531   RILEY JUDY A                79.5      03/01/2002   12.000      105,000.00     Y
331-01  802675603   BUTTS COURTNEY              85.0      12/01/2001   12.875       68,500.00     Y
331-01  802693762   BEARD DAVID M               85.0      03/01/2003    9.750       60,000.00     Y
331-01  802704502   BERDEJO MARTA               80.0      12/01/2001   11.250       78,000.00     Y
331-01  802715979   WIDMER WILLIAM JR           75.0      02/01/2002   11.250       83,000.00     Y
331-01  802729111   BURTON JEREMIAH             80.9      12/01/2001   13.125      144,000.00     Y
331-01  802731778   HOLLAND VANESSA G           85.2      02/01/2002   12.625       59,500.00     Y
331-01  802758300   BASKIN WILLIAM J            85.0      12/01/2001   11.125       75,000.00     Y
331-01  802763409   PENG WILFORD XINE           85.0      12/01/2001   11.625      529,000.00     Y
331-01  802767079   KNOPP RANDY                 85.0      03/01/2003    8.625       60,000.00     Y
331-01  802780601   UPSHAW CORNELIUS            85.0      12/01/2001   11.125       57,000.00     Y
331-01  802781690   DUNN KEVIN                  85.0      12/01/2001   11.000      110,000.00     Y
331-01  802794529   ZUMBADO ERNESTO             90.0      01/01/2002   11.375      190,000.00     Y
331-01  802822965   FERRY RONALD V              80.0      03/01/2002    8.125       89,900.00     N
331-01  802822999   OILE SAUNDRA                80.0      02/01/2002   13.125       69,000.00     Y
331-01  802839605   HOLGATE GREGORY J           52.4      02/01/2002   10.125      120,200.00     Y
331-01  802839795   ISBELL JENNIFER L           85.0      03/01/2002   11.125       65,000.00     Y
331-01  802855403   GARNETT PETER N             80.0      03/01/2003   12.625      159,900.00     Y
331-01  802869602   CHELLIS JAMES L             60.0      02/01/2003   12.125       85,000.00     Y
331-01  802873620   PLATTO ALICE M.             26.6      03/01/2002    9.625       90,000.00     Y
331-01  802883892   PRINCE DONALD J             90.0      02/01/2002   11.625      179,900.00     Y
331-01  802887679   ROBINSON MICHAEL E          80.0      03/01/2002   13.375      170,000.00     Y
331-01  802889790   WILKINS ALBERT LEE          41.7      01/01/2002   13.000       81,500.00     Y
331-01  802891796   WINGLER HARVEY              90.0      02/01/2003   11.125      140,000.00     Y
331-01  802893354   COTA SEBASTIAO B            85.0      01/01/2002   11.625      167,000.00     Y
331-01  802907055   CUNNINGHAM LARRY            85.9      03/01/2002   12.750      163,000.00     Y
331-01  802908285   NOBILE JOHN                 85.0      03/01/2002   11.000      340,000.00     Y
331-01  802910653   SEGO BRENDA L               90.0      03/01/2002   11.000       68,000.00     Y
331-01  802910869   CANNONE PHILLIP J           70.0      03/01/2002   10.000       80,000.00     Y
331-01  802913525   PETERSON BETTY A            80.0      02/01/2002   13.625       32,000.00     Y
331-01  802918425   MORINA SAMI                 80.0      01/01/2002   12.375       43,500.00     Y
331-01  802926972   GRAY ROBERT                 80.0      01/01/2003   13.500       85,000.00     Y
331-01  802927004   GILES PAMALA E              42.8      03/01/2002   11.625      193,100.00     Y
331-01  802928838   ALDEN DENISE                85.0      02/01/2002   13.125       25,000.00     Y
331-01  802929778   SANDERS ANTONIO             85.0      03/01/2002   12.250       47,000.00     Y
331-01  802931303   BARROW REGINALD N           85.0      03/01/2003   11.125       12,000.00     Y
331-01  802931394   DI FIORE UMBERTO G          50.9      02/01/2002   12.375      180,000.00     Y
331-01  802934687   DISIMONI DONATO M           64.8      02/01/2002   10.875       74,000.00     Y
331-01  802940577   RUSSELL BARBARA L           75.0      03/01/2003   10.250       70,000.00     N
331-01  802945675   PARR LEWIS S                85.9      02/01/2002   11.750       39,350.00     Y
331-01  802946525   CARLL IRWIN                 84.7      02/01/2002   11.750       63,700.00     Y
331-01  802948455   HOGENSON DOUGLAS B          80.0      02/01/2003   10.250      237,000.00     Y
331-01  802949925   CASH ROBERT W               65.0      03/01/2003   11.500       63,000.00     Y
331-01  802952671   SZCZYPTA BRUCE J            70.0      02/01/2002   11.500       80,000.00     N
331-01  802952705   DESHONG VELMA V             74.2      02/01/2002   10.750      180,000.00     Y
331-01  802954875   WATSON PAUL A               85.0      03/01/2003   11.625       96,000.00     Y
331-01  802964361   STEVENS KEVIN               80.3      01/01/2003    9.875      121,000.00     N
331-01  802970665   POOLE LEONARD J. JR         80.0      03/01/2002   12.000      205,000.00     Y
331-01  802972158   STEWART BERNICE B           55.0      03/01/2002   11.125       41,000.00     Y
331-01  802972596   JOHNSON DONALD W            80.0      03/01/2002   12.500       35,000.00     Y

ALLIANCE FUNDING                                                PAGE 15 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                 Principal    Type of     Scheduled   Cut-off Date
                                                 Balance at  Mortgaged     Payment      Principal
Pool ID  Account       Name                     Origination  Property    Int & Prin      Balance
---------------------------------------------------------------------------------------------------
331-01  802972729   DORNEY RONALD F               76,500.00     1            853.72      76,483.00
331-01  802976639   OWENS JAMES F                 91,200.00     1            868.52      91,200.00
331-01  802979179   FARHA ASHRAF                 128,500.00     1          1,211.62     127,288.38
331-01  802982934   LEO MICHAEL                   69,600.00     3            729.34      69,600.00
331-01  802986950   COOPER MALAIKA                77,390.00     1            878.83      77,390.00
331-01  802991216   UPSON TAFFORD                 56,100.00     1            555.55      56,100.00
331-01  802992305   GOMEZ JUAN                   196,000.00     1          1,630.23     195,901.02
331-01  802993592   ROBINSON CAROLYN              51,200.00     1            581.42      51,200.00
331-01  802997890   ALLEN ROBIN                   44,965.00     1            453.88      44,965.00
331-01  803003805   LAWRENCE DERWIN               69,000.00     7            696.49      69,000.00
331-01  803003920   THOMAS RUBY R                 79,900.00     1            791.24      79,900.00
331-01  803004324   LONGO JOHN W                  48,800.00     1            483.26      48,800.00
331-01  803005081   CRANE MATT                   170,000.00     1          1,635.03     169,881.47
331-01  803005529   GOMEZ ANDREW                  67,500.00     1            694.31      67,500.00
331-01  803005834   CARTER JOHN PAUL              93,600.00     1          1,035.40      93,600.00
331-01  803006204   SAULISBERRY FLORENCE          94,500.00     4            882.14      94,500.00
331-01  803007244   MORELLI FRANK J               20,000.00     1            173.67      20,000.00
331-01  803007822   VIECELI DINO                  99,000.00     1          1,066.20      99,000.00
331-01  803010347   LAWRENCE DWAIN               105,660.00     1            966.51     105,660.00
331-01  803010800   MABRY GARRIOTT SR             91,800.00     1            900.34      91,800.00
331-01  803011683   BAYS DONALD G                 99,000.00     1            952.16      99,000.00
331-01  803012822   CRAWFORD DAVID E              91,510.00     1            854.23      91,510.00
331-01  803014695   HARVERSON JEFFREY             45,900.00     1            458.93      45,900.00
331-01  803015890   CHRISTENSEN CURTIS           173,700.00     1          1,736.72     173,700.00
331-01  803015973   PERSING HEATHER L             54,825.00     1            569.22      54,255.78
331-01  803016716   PEARSON LARRY                120,000.00     1          1,280.71     120,000.00
331-01  803018613   JOHNSON CLAUDE J              51,350.00     1            583.12      51,350.00
331-01  803023555   MCAFEE JACK L                 77,000.00     1            647.46      76,962.12
331-01  803025832   URBINA SERGIO                 50,400.00     8            508.74      50,400.00
331-01  803025907   SLATEN MICHELLE A             72,000.00     1            618.59      72,000.00
331-01  803031236   REESE CARLESTER               67,740.00     1            563.43      67,740.00
331-01  803032523   RUTKOWSKI WILLIAM            103,000.00     1            894.40     103,000.00
331-01  803033190   MARSHALL SCOTT K.            104,400.00     1            945.24     104,400.00
331-01  803033802   HARRISON PAMYULA F            54,640.00     1            541.10      54,640.00
331-01  803036292   LEWIS DAVID L                 59,100.00     1            590.91      59,100.00
331-01  803036581   WELLS YVONNE                  55,000.00     3            549.92      55,000.00
331-01  803037597   ONEILL SUSAN                 170,000.00     3          1,980.69     169,967.23
331-01  803038165   RODGERS ROBERT J              82,450.00     1            792.99      82,450.00
331-01  803040245   COCKS GILBERT                 60,000.00     1            565.73      60,000.00
331-01  803040492   JANIS NORBERT J              468,750.00     2          4,200.47     468,750.00
331-01  803040625   DAVIS ADOLPH III             156,150.00     3          1,413.79     156,150.00
331-01  803041821   NOE GLENN G                  117,000.00     1          1,260.05     116,941.47
331-01  803043355   FOLTZ ROY                     72,000.00     1            768.43      72,000.00
331-01  803044783   LACAVA JUDITH L              125,000.00     1          1,309.87     123,690.13
331-01  803045830   BALTIMORE EURA                54,000.00     1            550.26      54,000.00
331-01  803046721   COLEMAN SEQUOIA               69,600.00     1            729.34      69,600.00
331-01  803047224   DEMONTE RALPH                 56,700.00     1            430.96      56,700.00
331-01  803047471   COOK JOHN D                  116,250.00     1          1,041.72     116,201.25
331-01  803048263   GOFORTH REVONDA               68,000.00     1            654.01      68,000.00
331-01  803049097   VANVALKENBUR RONALD          103,500.00     1          1,074.58     103,500.00
331-01  803049121   THAYER JENNIFER L             96,300.00     1            898.94      96,300.00
331-01  803049758   SMITH-BENTON LILLIAN          76,500.00     1            714.11      76,500.00
331-01  803050384   PRESTON EDMUND J             124,100.00     1          1,112.06     124,100.00
331-01  803051432   WEIDNER JANICE L             110,900.00     1            892.33     110,900.00
331-01  803052976   BROWN BRIAN W                 72,891.00     1            777.94      72,891.00
331-01  803053578   DITORO TIMOTHY R              60,800.00     1            648.89      60,800.00
331-01  803053925   BRADSHAW PATRICIA F          100,000.00     1            999.84     100,000.00
331-01  803056324   BOYD ALICE                    61,600.00     1            627.70      61,600.00
331-01  803057066   WILLIAMS ANDRE L              50,150.00     1            554.76      50,138.53
331-01  803059484   MCKENRICK DAN                148,750.00     1          1,458.89     148,750.00
331-01  803059880   SMITH BARBARA ANN             39,900.00     1            372.46      39,900.00
331-01  803062512   PATTERSON BARBARA             76,000.00     1            752.62      76,000.00
331-01  803062827   MCCASLAND JON                 62,900.00     1            517.46      62,900.00
331-01  803065168   GERGI FADI                    64,710.00     1            604.06      64,710.00
331-01  803068121   KABIR KHAN HUMAYUN           315,000.00     4          2,852.03     315,000.00
331-01  803069186   WILDER CALVIN R               54,000.00     1            576.32      54,000.00
331-01  803069905   CREAMER DEANNA                59,500.00     1            538.72      59,500.00
331-01  803069954   TAYLOR GERALD D               92,250.00     1            861.14      92,215.27
331-01  803070200   SCHNEIDER DAVID A             94,880.00     1            841.42      94,880.00
331-01  803072255   COBURN SCOTT                 107,250.00     1            961.07     107,250.00
331-01  803072578   WILSON HOPE E.                61,200.00     1            694.98      61,200.00
331-01  803073378   BAGBEY SHELBY N              100,000.00     1          1,047.90     100,000.00
331-01  803074244   GOOD CATHERINE               183,600.00     1          1,888.53     183,600.00
331-01  803074558   LAMB KIMBERLY S               38,400.00     1            406.11      38,400.00
331-01  803077130   SAUBERT KEVIN W               60,000.00     1            681.35      60,000.00
331-01  803078799   IPPOLITO GEORGE J            525,000.00     1          4,607.25     525,000.00

                    Original      Next      Current   Property
                      LTV       Adjustment  Mortgage   Value at       Owner
Pool ID  Account     Ratio         Date       Rate   Origination    Occupied
-----------------------------------------------------------------------------
331-01  802972729    75.0      02/01/2002   13.125      102,000.00     Y
331-01  802976639    80.0      03/01/2002   11.000      114,000.00     Y
331-01  802979179    50.0      02/01/2002   10.875      257,000.00     Y
331-01  802982934    80.0      02/01/2003   12.250       87,000.00     Y
331-01  802986950    85.9      03/01/2003   13.375       90,000.00     Y
331-01  802991216    85.0      03/01/2002   11.500       66,000.00     Y
331-01  802992305    75.3      02/01/2002    9.375      260,000.00     Y
331-01  802993592    80.0      02/01/2002   13.375       64,000.00     Y
331-01  802997890    85.0      03/01/2002   11.750       52,900.00     Y
331-01  803003805    75.0      02/01/2002   11.750       92,000.00     Y
331-01  803003920    85.0      03/01/2002   11.500       94,000.00     Y
331-01  803004324    80.0      03/01/2002   11.500       61,000.00     Y
331-01  803005081    85.0      02/01/2002   11.125      200,000.00     Y
331-01  803005529    73.3      03/01/2002   12.000       92,000.00     Y
331-01  803005834    80.0      03/01/2003   13.000      117,000.00     Y
331-01  803006204    90.0      02/01/2003   10.750      105,000.00     Y
331-01  803007244    80.0      03/01/2003    9.875       25,000.00     N
331-01  803007822    84.9      02/01/2002   12.625      116,500.00     Y
331-01  803010347    90.0      02/01/2002   10.500      117,400.00     Y
331-01  803010800    85.0      03/01/2002   11.375      108,000.00     Y
331-01  803011683    90.0      03/01/2002   11.125      110,000.00     Y
331-01  803012822    77.8      03/01/2002   10.750      117,500.00     Y
331-01  803014695    85.0      03/01/2002   11.625       54,000.00     Y
331-01  803015890    90.0      03/01/2002   11.625      193,000.00     Y
331-01  803015973    85.0      02/01/2003   12.125       64,500.00     Y
331-01  803016716    80.0      03/01/2002   12.500      150,000.00     Y
331-01  803018613    65.0      02/01/2002   13.375       79,000.00     Y
331-01  803023555    75.4      02/01/2002    9.500      102,000.00     Y
331-01  803025832    80.0      03/01/2002   11.750       63,000.00     Y
331-01  803025907    90.0      03/01/2002    9.750       80,000.00     Y
331-01  803031236    60.0      02/01/2002    9.375      112,900.00     Y
331-01  803032523    85.8      02/01/2002    9.875      120,000.00     Y
331-01  803033190    90.0      03/01/2002   10.375      116,000.00     Y
331-01  803033802    80.0      03/01/2002   11.500       68,300.00     Y
331-01  803036292    80.9      03/01/2002   11.625       73,000.00     Y
331-01  803036581    64.7      03/01/2002   11.625       85,000.00     N
331-01  803037597    85.0      02/01/2002   13.750      200,000.00     Y
331-01  803038165    85.0      03/01/2003   11.125       97,000.00     Y
331-01  803040245    33.3      03/01/2002   10.875      180,000.00     Y
331-01  803040492    75.0      03/01/2002   10.250      625,000.00     Y
331-01  803040625    90.0      03/01/2002   10.375      173,500.00     Y
331-01  803041821    75.0      03/01/2002   12.625      156,000.00     Y
331-01  803043355    80.0      03/01/2002   12.500       90,000.00     Y
331-01  803044783    48.6      02/01/2002   12.250      257,000.00     Y
331-01  803045830    73.4      03/01/2002   11.875       73,500.00     Y
331-01  803046721    80.0      03/01/2003   12.250       87,000.00     Y
331-01  803047224    70.0      03/01/2002    8.375       81,000.00     Y
331-01  803047471    74.5      02/01/2002   10.250      156,000.00     Y
331-01  803048263    80.0      03/01/2002   11.125       85,000.00     Y
331-01  803049097    90.0      03/01/2002   12.125      115,000.00     Y
331-01  803049121    90.0      03/01/2003   10.750      107,000.00     Y
331-01  803049758    80.5      03/01/2002   10.750       95,000.00     Y
331-01  803050384    85.0      02/01/2002   10.250      146,000.00     Y
331-01  803051432    85.3      02/01/2002    9.000      130,000.00     Y
331-01  803052976    80.9      03/01/2002   12.500       90,000.00     Y
331-01  803053578    80.0      03/01/2002   12.500       76,000.00     Y
331-01  803053925    63.2      03/01/2002   11.625      158,000.00     Y
331-01  803056324    80.0      03/01/2002   11.875       77,000.00     Y
331-01  803057066    85.0      02/01/2002   13.000       59,000.00     Y
331-01  803059484    85.0      03/01/2002   11.375      175,000.00     Y
331-01  803059880    70.0      03/01/2002   10.750       57,000.00     Y
331-01  803062512    64.9      03/01/2002   11.500      117,000.00     Y
331-01  803062827    85.0      03/01/2002    9.250       74,000.00     Y
331-01  803065168    90.0      03/01/2002   10.750       71,900.00     Y
331-01  803068121    90.0      03/01/2002   10.375      350,000.00     Y
331-01  803069186    80.0      03/01/2002   12.500       67,500.00     Y
331-01  803069905    81.5      03/01/2002   10.375       73,000.00     Y
331-01  803069954    90.0      01/01/2003   10.750      102,500.00     Y
331-01  803070200    80.0      03/01/2002   10.125      118,600.00     Y
331-01  803072255    75.0      03/01/2002   10.250      143,000.00     Y
331-01  803072578    80.0      03/01/2002   13.375       76,500.00     Y
331-01  803073378    74.0      03/01/2003   12.250      135,000.00     Y
331-01  803074244    90.0      03/01/2002   12.000      204,000.00     Y
331-01  803074558    80.0      03/01/2002   12.375       48,000.00     Y
331-01  803077130    80.0      03/01/2002   13.375       75,000.00     Y
331-01  803078799    79.5      03/01/2002   10.000      660,000.00     Y

ALLIANCE FUNDING                                                PAGE 16 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                 Principal    Type of     Scheduled   Cut-off Date
                                                 Balance at  Mortgaged     Payment      Principal
Pool ID  Account       Name                     Origination  Property    Int & Prin      Balance
---------------------------------------------------------------------------------------------------
331-01  803079631   TORO STEVEN J                 37,600.00     2            347.46      37,600.00
331-01  803080464   LOUDERMILL JACKIE L           72,000.00     1            658.61      72,000.00
331-01  803080605   CASSANO JOHNATHAN B          127,650.00     1          1,004.22     127,650.00
331-01  803081249   SUMMERS DONALD E             104,000.00     1          1,191.23     103,957.30
331-01  803083351   GRAY MAERENA                  46,400.00     1            486.22      46,374.77
331-01  803085349   FIRESTINE LISA                73,450.00     1            805.33      73,450.00
331-01  803087063   ZIMMERMAN GANESHA             60,000.00     1            565.73      60,000.00
331-01  803087717   YAGER RAYMOND R               81,000.00     1            833.18      81,000.00
331-01  803088350   ROBINSON STEVE B             104,000.00     1            961.06     104,000.00
331-01  803089549   HARRIS TAMMY S                66,750.00     1            648.32      66,704.71
331-01  803089564   CHOWDHURY NURUN N            314,500.00     3          2,730.95     314,500.00
331-01  803090844   FISHER DOUGLAS M              92,600.00     1            908.19      92,600.00
331-01  803091198   KLEMMER MARK M.              170,300.00     1          1,686.47     170,300.00
331-01  803091693   GOODPASTURE GREG L           148,500.00     1          1,470.58     148,500.00
331-01  803091768   TRUESDALE DAVID               82,000.00     1            719.61      82,000.00
331-01  803091826   CURL MARIAN L                 67,500.00     1            623.77      67,500.00
331-01  803092394   ANDERSON-PAR GWENDOLYN        48,750.00     1            482.77      48,750.00
331-01  803093574   ARNOLD SILAS                  77,000.00     1            718.78      77,000.00
331-01  803094515   CANGIANO FRANCESCO D          82,400.00     1            871.44      82,400.00
331-01  803095108   STURGIS ERIC                  73,000.00     1            702.10      73,000.00
331-01  803095272   TOOKS LIONEL J                34,400.00     1            353.84      34,400.00
331-01  803095298   DAVIS CHERYL D                65,450.00     1            586.50      65,450.00
331-01  803095769   SCHULTZ CHARLES G             44,200.00     1            446.16      44,200.00
331-01  803096890   LILLY ANNA E                  33,800.00     1            334.72      33,800.00
331-01  803097088   BOWN KRISTI L                 64,000.00     1            683.04      64,000.00
331-01  803098227   RIETEL LARRY A                57,800.00     6            561.39      57,760.79
331-01  803099373   DAVIS JACQUELINE L            53,200.00     1            557.48      53,171.06
331-01  803099597   GRANIERI ANNA MAE             54,800.00     1            480.91      54,800.00
331-01  803100254   HEYWOOD BRADLEY C            120,000.00     1          1,280.71     120,000.00
331-01  803100536   BLACK BURTON ROBERTA L        45,500.00     1            450.58      45,500.00
331-01  803102045   BRADSHAW PATRICIA F           51,600.00     1            525.80      51,600.00
331-01  803103274   HILL CHARLES W                64,000.00     1            683.04      64,000.00
331-01  803103605   LAFRENIERE LISA A             44,800.00     1            478.13      44,800.00
331-01  803104595   KLINKER BRUCE E              157,000.00     1          1,495.15     157,000.00
331-01  803105923   CAMASSO JUDITH                53,200.00     2            481.68      53,200.00
331-01  803108679   FISHE ERIC C                  44,100.00     1            462.12      44,100.00
331-01  803108877   CRAWFORD THOMAS M.            80,000.00     1            754.31      80,000.00
331-01  803109263   LEWIS DENNIS C                44,700.00     1            434.15      44,700.00
331-01  803109941   JOHNSON CHICO                 71,000.00     1            623.08      71,000.00
331-01  803111251   INMAN DONALD KEITH           108,000.00     1            987.92     108,000.00
331-01  803111822   BANKS CYNTHIA                 45,900.00     1            450.17      45,900.00
331-01  803112085   CALHOUN MICHAEL J             85,500.00     7            798.13      85,500.00
331-01  803112754   DANNER KERRY L                66,500.00     1            608.30      66,500.00
331-01  803112895   MATTINGLY WAYNE               94,400.00     1            989.21      94,400.00
331-01  803115179   SCHMITT GARY L                70,500.00     1            738.77      70,500.00
331-01  803117506   SOWERS WILLIAM RAYMOND        66,500.00     1            645.89      66,500.00
331-01  803118751   UTHOFF LISA M                 96,800.00     1          1,070.80      96,800.00
331-01  803118991   WHITE ALMETA L.               51,200.00     1            477.94      51,200.00
331-01  803120443   HARNISH JAMES K              115,600.00     1          1,122.78     115,600.00
331-01  803122324   SIDDIQUI SHAMIM MUHAMMAD      72,200.00     3            728.79      72,200.00
331-01  803122365   SAVAGE MAY F                  40,000.00     1            388.50      40,000.00
331-01  803122712   SMITH FLOYD R                 24,000.00     1            206.20      24,000.00
331-01  803122779   GAZARIAN DAVE                 55,200.00     1            578.44      55,200.00
331-01  803124973   SCALA GERARDO JR              75,650.00     4            770.87      75,650.00
331-01  803125608   KRAMER RONALD M               35,000.00     1            281.62      35,000.00
331-01  803125798   ROUTSON JOHN J II             98,500.00     1            783.71      98,500.00
331-01  803126002   BOWENS JUANITA                44,000.00     1            465.33      44,000.00
331-01  803127737   DIVITO JEAN PIERRE            90,100.00     1            935.46      90,100.00
331-01  803128008   FISHER KENNETH               165,000.00     1          1,417.60     165,000.00
331-01  803128107   LIDDELL CLINTON               47,600.00     8            466.84      47,600.00
331-01  803128438   O'SHEA KEVIN J               145,800.00     1          1,292.99     145,673.87
331-01  803130202   GRIJALVA ADRIAN              133,200.00     1          1,156.64     133,200.00
331-01  803131341   CHRISTIANSON GREGG T         119,000.00     1          1,099.68     119,000.00
331-01  803132448   JENKINSON ROBERT W           148,500.00     1          1,386.22     148,500.00
331-01  803132505   THOMPSON TAMMY L              48,000.00     1            502.99      48,000.00
331-01  803133115   FOOS WILLIAM J               263,500.00     1          2,735.77     263,500.00
331-01  803134196   MISKE MICHAEL                101,150.00     1            982.43     101,150.00
331-01  803134527   CLAYTON ANIKA L               42,500.00     1            437.16      42,500.00
331-01  803134865   BONAMINIO LYNDA D            213,000.00     1          1,928.52     213,000.00
331-01  803136076   ROBERTS CHRYSTIAN            136,000.00     1          1,425.14     136,000.00
331-01  803136977   LAUDENBACH GEORGE C JR       499,500.00     1          4,109.26     499,500.00
331-01  803137157   CALHOUN MARLIN W             108,800.00     1          1,140.11     108,800.00
331-01  803138577   KANDEL BARRY S               292,500.00     1          2,730.43     292,500.00
331-01  803138585   HUDSON MELISSA                68,000.00     1            752.22      68,000.00
331-01  803141613   HUNTER TODD L                 74,700.00     1            718.45      74,700.00
331-01  803142306   BATISTA WILSON               198,900.00     4          1,838.03     198,900.00

                    Original      Next      Current   Property
                      LTV       Adjustment  Mortgage   Value at       Owner
Pool ID  Account     Ratio         Date       Rate   Origination    Occupied
-----------------------------------------------------------------------------
331-01  803079631    80.0      03/01/2002   10.625       47,000.00     Y
331-01  803080464    76.5      03/01/2002   10.500       94,000.00     Y
331-01  803080605    44.0      03/01/2002    8.750      290,000.00     Y
331-01  803081249    80.0      03/01/2002   13.500      130,000.00     Y
331-01  803083351    80.0      03/01/2002   12.250       58,000.00     Y
331-01  803085349    65.0      03/01/2002   12.875      113,000.00     Y
331-01  803087063    80.0      03/01/2002   10.875       75,000.00     Y
331-01  803087717    79.8      03/01/2002   12.000      101,500.00     Y
331-01  803088350    65.0      03/01/2002   10.625      160,000.00     Y
331-01  803089549    75.0      03/01/2002   11.250       89,000.00     Y
331-01  803089564    89.9      03/01/2003    9.875      349,500.00     Y
331-01  803090844    84.9      03/01/2003   11.375      109,000.00     Y
331-01  803091198    65.0      03/01/2002   11.500      262,000.00     Y
331-01  803091693    90.0      03/01/2003   11.500      165,000.00     Y
331-01  803091768    55.2      03/01/2002   10.000      148,500.00     Y
331-01  803091826    84.2      03/01/2003   10.625       80,100.00     Y
331-01  803092394    65.0      03/01/2002   11.500       75,000.00     Y
331-01  803093574    70.0      03/01/2002   10.750      110,000.00     Y
331-01  803094515    80.0      03/01/2002   12.375      103,000.00     Y
331-01  803095108    85.8      03/01/2002   11.125       85,000.00     Y
331-01  803095272    80.0      03/01/2002   12.000       43,000.00     Y
331-01  803095298    85.0      03/01/2003   10.250       77,000.00     Y
331-01  803095769    85.0      03/01/2002   11.750       52,000.00     Y
331-01  803096890    65.0      03/01/2002   11.500       52,000.00     Y
331-01  803097088    80.0      03/01/2002   12.500       80,000.00     Y
331-01  803098227    85.0      03/01/2002   11.250       68,000.00     Y
331-01  803099373    80.0      03/01/2003   12.250       66,500.00     Y
331-01  803099597    80.0      03/01/2003   10.000       68,500.00     Y
331-01  803100254    80.0      03/01/2002   12.500      150,000.00     Y
331-01  803100536    65.0      03/01/2002   11.500       70,000.00     Y
331-01  803102045    60.0      03/01/2002   11.875       86,000.00     N
331-01  803103274    80.0      03/01/2002   12.500       80,000.00     Y
331-01  803103605    80.0      03/01/2002   12.500       56,000.00     Y
331-01  803104595    84.8      03/01/2002   11.000      185,000.00     Y
331-01  803105923    66.0      03/01/2002   10.375       80,500.00     Y
331-01  803108679    84.9      02/01/2002   12.250       51,900.00     Y
331-01  803108877    57.1      03/01/2002   10.875      140,000.00     Y
331-01  803109263    85.9      03/01/2002   11.250       52,000.00     Y
331-01  803109941    78.8      03/01/2002   10.000       90,000.00     Y
331-01  803111251    74.4      03/01/2002   10.500      145,000.00     Y
331-01  803111822    85.0      03/01/2002   11.375       54,000.00     Y
331-01  803112085    90.0      03/01/2002   10.750       95,000.00     Y
331-01  803112754    89.9      03/01/2003   10.500       73,900.00     Y
331-01  803112895    80.0      03/01/2003   12.250      118,000.00     Y
331-01  803115179    84.9      03/01/2002   12.250       83,000.00     Y
331-01  803117506    70.0      03/01/2002   11.250       95,000.00     Y
331-01  803118751    80.0      03/01/2003   13.000      121,000.00     Y
331-01  803118991    80.0      03/01/2002   10.750       64,000.00     Y
331-01  803120443    85.0      03/01/2002   11.250      136,000.00     Y
331-01  803122324    84.9      03/01/2002   11.750       85,000.00     Y
331-01  803122365    80.0      03/01/2002   11.250       50,000.00     Y
331-01  803122712    53.3      03/01/2002    9.750       45,000.00     Y
331-01  803122779    80.0      03/01/2003   12.250       69,000.00     Y
331-01  803124973    85.0      03/01/2002   11.875       89,000.00     Y
331-01  803125608    66.0      03/01/2002    9.000       53,000.00     Y
331-01  803125798    72.1      03/01/2002    8.875      136,500.00     Y
331-01  803126002    80.0      03/01/2002   12.375       55,000.00     Y
331-01  803127737    85.0      03/01/2002   12.125      106,000.00     Y
331-01  803128008    58.9      03/01/2002    9.750      280,000.00     Y
331-01  803128107    85.0      03/01/2002   11.375       56,000.00     Y
331-01  803128438    90.0      03/01/2003   10.125      162,000.00     Y
331-01  803130202    80.0      03/01/2002    9.875      166,500.00     Y
331-01  803131341    85.0      03/01/2002   10.625      140,000.00     Y
331-01  803132448    90.0      03/01/2002   10.750      165,000.00     Y
331-01  803132505    80.0      03/01/2002   12.250       60,000.00     Y
331-01  803133115    85.0      03/01/2002   12.125      310,000.00     Y
331-01  803134196    85.0      03/01/2003   11.250      119,000.00     Y
331-01  803134527    85.0      03/01/2002   12.000       50,000.00     Y
331-01  803134865    75.0      03/01/2003   10.375      284,000.00     Y
331-01  803136076    85.0      03/01/2002   12.250      160,000.00     Y
331-01  803136977    84.6      03/01/2002    9.250      590,000.00     Y
331-01  803137157    80.0      03/01/2003   12.250      136,000.00     Y
331-01  803138577    90.0      03/01/2002   10.750      325,000.00     Y
331-01  803138585    80.0      03/01/2002   13.000       85,000.00     Y
331-01  803141613    90.0      03/01/2002   11.125       83,000.00     Y
331-01  803142306    90.0      03/01/2002   10.625      221,000.00     Y

ALLIANCE FUNDING                                                PAGE 17 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                 Principal    Type of     Scheduled   Cut-off Date
                                                 Balance at  Mortgaged     Payment      Principal
Pool ID  Account       Name                     Origination  Property    Int & Prin      Balance
---------------------------------------------------------------------------------------------------
331-01  803143445   ROBERTS OLIVER               424,150.00     1          4,322.09     424,150.00
331-01  803143585   KAWCZYNSKI KATHLEEN A        108,000.00     1          1,069.51     108,000.00
331-01  803144096   FRANCESCHI CARMEN             65,600.00     1            662.17      65,600.00
331-01  803144328   PARISEAU CORY P               64,000.00     1            714.23      63,971.38
331-01  803149202   PIKUS FRANK                   58,400.00     1            578.33      58,400.00
331-01  803150622   SAGGERS SARAH                 35,000.00     1            333.31      35,000.00
331-01  803151927   FOREMAN SUZANNE K             76,000.00     1            702.31      76,000.00
331-01  803153113   SZALAY MICHAEL A              80,000.00     1            807.53      80,000.00
331-01  803157817   HOLMES-SULTO SHIRLEY         170,100.00     3          1,587.85     170,100.00
331-01  803159193   KHORSHAD DANIEL              499,999.00     1          5,287.83     499,999.00
331-01  803159359   BACHLI WILLARD               119,000.00     1          1,044.31     119,000.00
331-01  803159490   MYER RICHARD VERNON JR       101,610.00     1            967.66     101,610.00
331-01  803165034   ATWELL CARLE G                76,000.00     1            825.89      76,000.00
331-01  803165935   VALOR JOAQUIN                150,000.00     1          1,274.98     150,000.00
331-01  803166206   MARTIN LYNDA J                38,250.00     1            393.44      38,250.00
331-01  803166529   TINEO MIGUEL A               202,500.00     4          1,947.61     202,500.00
331-01  803168871   WITHROW SHIRLEY A             86,250.00     1            829.54      86,250.00
331-01  803174127   HALL MARTHA ELIZABETH        272,944.00     1          2,573.56     272,944.00
331-01  803178789   JOBE STACEY                  109,600.00     1          1,201.70     109,600.00
331-01  803180678   CHRISTIANI RANDOLPH          340,000.00     3          2,983.74     340,000.00
331-01  803186337   HINSON JOE L                 127,500.00     1          1,373.13     127,500.00
331-01  803187129   LEKAJ ISMET                  126,650.00     1          1,302.74     126,650.00
331-01  803204759   COPELAND CHARLES F            90,000.00     1            917.10      90,000.00
331-01  803206010   GAYNOR LAURENCE F            317,000.00     8          3,139.22     317,000.00
        ----------------------------------------------------          -----------------------------
               252  Sale Total                24,710,454.00              239,408.38  24,699,677.54

331-02  801105461   PUGH EVELYN C                 32,300.00     7            338.91      31,679.99
331-02  801195017   HARDING DENNIS L              56,000.00     7            538.60      55,733.42
331-02  801576711   COWARD LINDA B                57,800.00     7            517.95      57,495.04
331-02  801708140   GOLDSBERRY RICHARD E          25,600.00     1            260.86      25,527.95
331-02  802018655   CREECH BARBARA                76,500.00     7            757.57      76,500.00
331-02  802102079   LOUK JOSEPH L                 60,000.00     1            482.77      59,833.68
331-02  802176966   GRINSTON CHERYL               55,250.00     1            627.41      55,250.00
331-02  802177717   NEFF LYNDA K                 121,050.00     7          1,051.14     120,995.00
331-02  802196824   LESHER DAVID E                66,100.00     7            660.90      66,058.68
331-02  802199687   ANDERSEN KIMM C              157,500.00     1          1,514.80     157,164.45
331-02  802217141   ROGERS DONA C                 85,000.00     7            730.28      84,798.48
331-02  802268854   BEALE MATTHEW J               75,000.00     1            742.72      74,927.40
331-02  802293548   MITCHELL RICKY E.             97,200.00     7            907.34      97,200.00
331-02  802322396   PITTMAN JAMES                 55,250.00     3            578.96      55,173.71
331-02  802346791   WILLIAMS KURT W              115,600.00     7          1,079.10     115,600.00
331-02  802359778   MURRAY PATRICK K             103,500.00     1            898.74     103,357.77
331-02  802363630   MAGEE JEFFREY D               74,000.00     1            761.18      73,978.82
331-02  802368233   BULLOCK SHARRELL              91,200.00     7            859.92      91,064.49
331-02  802376244   SMALLS BARRY G                60,760.00     7            578.63      60,738.34
331-02  802381574   SCHWARTZ HARVEY ALAN         153,881.00     1          1,702.23     153,810.24
331-02  802411306   SEIDL KIMBERLY D              32,800.00     1            318.57      32,788.93
331-02  802416651   CASSETTA ANTHONY P           100,800.00     1            922.06     100,596.41
331-02  802430595   LUGO MARIA C                 126,000.00     1          1,259.80     125,960.83
331-02  802443846   GAGNE LAURENT R               38,000.00     2            336.99      37,916.80
331-02  802446583   JACOBS JAMES                  63,750.00     7            625.24      63,750.00
331-02  802451229   CRUMPLER BARBARA              69,000.00     7            723.05      68,981.32
331-02  802452466   MORRISON CATHERINE A          61,100.00     1            616.75      61,024.99
331-02  802477943   DUPUIS MARILYN                25,000.00     7            249.56      24,984.82
331-02  802480442   BILLES TONY                   66,419.00     7            638.81      66,349.21
331-02  802500785   BENTON JAMES                  57,531.00     7            553.32      57,490.90
331-02  802506782   GAINES ROSE M                 53,600.00     1            577.25      53,573.20
331-02  802521633   ZARRELLA JOSEPH V            115,000.00     3          1,106.05     114,879.18
331-02  802524405   TAYLOR DANIEL H               60,750.00     1            572.81      60,705.28
331-02  802526145   RUSSELL WILLIAM C            102,600.00     3            928.95     102,515.86
331-02  802529958   ERICKSEN MATTHEW K           340,000.00     1          3,727.89     339,920.03
331-02  802530964   DORSEY TED E                  80,000.00     7            900.62      79,965.23
331-02  802548073   SINGH ANUP                    28,000.00     1            258.75      27,967.21
331-02  802555060   LESSIG RANDALL E              57,000.00     7            597.30      56,984.57
331-02  802556977   JONES WILSON ARLEATHIA        46,400.00     7            497.29      46,376.38
331-02  802564310   LLOYD FREDRICK R              62,650.00     7            644.43      62,632.07
331-02  802565945   PUGLIA MAUREEN L             242,010.00     1          2,304.72     241,923.71
331-02  802569582   THOMPSON DOUGLASS J           55,000.00     1            442.54      54,904.21
331-02  802584706   KENT JOHN                     58,985.00     7            523.10      58,960.34
331-02  802591628   SIMPSON RUSSELL M             91,500.00     7          1,012.17      91,500.00
331-02  802592238   COYLE PHILIP                  45,500.00     1            446.25      45,469.96
331-02  802592410   ROBLEJO CARMEN M             558,526.00     1          5,477.82     558,526.00
331-02  802595108   MARTIN VERNELL                84,780.00     7            791.41      84,748.08
331-02  802600916   SHOFFNER RODERICK A           74,800.00     7            733.61      74,775.43
331-02  802601815   BROWN JOHNNIE E               83,600.00     7            876.04      83,600.00
331-02  802602300   MENECHINI JOSE CARLOS        155,500.00     3          1,569.63     155,304.50

                    Original      Next      Current   Property
                      LTV       Adjustment  Mortgage   Value at       Owner
Pool ID  Account     Ratio         Date       Rate   Origination    Occupied
-----------------------------------------------------------------------------
331-01  803143445    85.0      03/01/2003   11.875      499,000.00     Y
331-01  803143585    90.0      03/01/2003   11.500      120,000.00     Y
331-01  803144096    80.0      03/01/2002   11.750       82,000.00     Y
331-01  803144328    80.0      03/01/2002   13.125       80,000.00     Y
331-01  803149202    80.0      03/01/2002   11.500       73,000.00     Y
331-01  803150622    59.3      03/01/2002   11.000       59,000.00     Y
331-01  803151927    59.8      03/01/2002   10.625      127,000.00     Y
331-01  803153113    80.0      03/01/2002   11.750      100,000.00     Y
331-01  803157817    90.0      03/01/2003   10.750      189,000.00     Y
331-01  803159193    80.9      02/01/2002   12.375      618,000.00     Y
331-01  803159359    85.0      03/01/2002   10.000      140,000.00     Y
331-01  803159490    90.0      03/01/2002   11.000      112,900.00     Y
331-01  803165034    78.3      03/01/2003   12.750       97,000.00     Y
331-01  803165935    60.2      03/01/2002    9.625      249,000.00     Y
331-01  803166206    85.0      03/01/2003   12.000       45,000.00     Y
331-01  803166529    90.0      03/01/2002   11.125      225,000.00     Y
331-01  803168871    75.6      03/01/2003   11.125      114,000.00     Y
331-01  803174127    85.0      02/01/2002   10.875      321,111.00     Y
331-01  803178789    80.0      03/01/2002   12.875      137,000.00     Y
331-01  803180678    85.0      03/01/2002   10.000      400,000.00     Y
331-01  803186337    85.0      03/01/2002   12.625      150,000.00     Y
331-01  803187129    85.0      03/01/2002   12.000      149,000.00     Y
331-01  803204759    49.0      03/01/2002   11.875      183,500.00     Y
331-01  803206010    84.9      03/01/2002   11.500      373,000.00     Y
        -------------------                ------------------------
               252   80.1                   11.206   31,534,911.00

331-02  801105461    85.0      10/01/2000   11.250       38,000.00     Y
331-02  801195017    80.0      01/01/2001   11.125       70,000.00     Y
331-02  801576711    85.0      03/01/2001   10.250       68,000.00     Y
331-02  801708140    80.0      07/01/2001   11.875       32,000.00     Y
331-02  802018655    75.0      02/01/2003   11.500      102,000.00     Y
331-02  802102079    75.0      09/01/2001    9.000       80,000.00     Y
331-02  802176966    85.0      02/01/2002   13.375       65,000.00     Y
331-02  802177717    90.0      01/01/2002    9.875      134,500.00     Y
331-02  802196824    75.9      01/01/2002   11.625       87,000.00     Y
331-02  802199687    90.0      08/01/2001   11.125      175,000.00     Y
331-02  802217141    85.0      09/01/2001    9.750      100,000.00     Y
331-02  802268854    45.4      12/01/2001   11.500      165,000.00     Y
331-02  802293548    90.0      02/01/2002   10.750      108,000.00     Y
331-02  802322396    85.0      09/01/2001   12.250       65,000.00     N
331-02  802346791    85.0      02/01/2002   10.750      136,000.00     Y
331-02  802359778    90.0      11/01/2001    9.875      115,000.00     Y
331-02  802363630    75.8      01/01/2002   12.000       97,500.00     Y
331-02  802368233    80.0      10/01/2001   10.875      114,000.00     Y
331-02  802376244    72.3      01/01/2003   11.000       84,000.00     Y
331-02  802381574    80.9      01/01/2002   13.000      190,000.00     Y
331-02  802411306    80.0      02/01/2002   11.250       41,000.00     Y
331-02  802416651    90.0      09/01/2001   10.500      112,000.00     Y
331-02  802430595    90.0      01/01/2002   11.625      140,000.00     Y
331-02  802443846    65.5      10/01/2001   10.125       58,000.00     Y
331-02  802446583    85.0      02/01/2002   11.375       75,000.00     Y
331-02  802451229    79.7      01/01/2002   12.250       86,500.00     Y
331-02  802452466    65.0      10/01/2001   11.750       94,000.00     Y
331-02  802477943    62.6      01/01/2002   11.250       39,900.00     Y
331-02  802480442    84.5      12/01/2002   11.125       78,600.00     Y
331-02  802500785    84.9      01/01/2002   11.125       67,684.00     Y
331-02  802506782    80.0      02/01/2002   12.625       67,000.00     Y
331-02  802521633    76.6      12/01/2001   11.125      150,000.00     N
331-02  802524405    90.0      12/01/2002   10.875       67,500.00     Y
331-02  802526145    90.0      12/01/2001   10.375      114,000.00     Y
331-02  802529958    85.0      01/01/2002   12.875      400,000.00     Y
331-02  802530964    80.0      01/01/2002   13.250      100,000.00     Y
331-02  802548073    80.0      12/01/2001   10.625       35,000.00     N
331-02  802555060    75.0      01/01/2003   12.250       76,000.00     Y
331-02  802556977    80.0      01/01/2002   12.250       58,000.00     Y
331-02  802564310    70.0      01/01/2002   12.000       89,500.00     Y
331-02  802565945    90.0      02/01/2002   11.000      268,900.00     Y
331-02  802569582    66.2      12/01/2001    9.000       83,000.00     Y
331-02  802584706    71.9      01/01/2002   10.125       82,000.00     Y
331-02  802591628    75.0      02/01/2002   13.000      122,000.00     Y
331-02  802592238    70.0      12/01/2001   11.375       65,000.00     Y
331-02  802592410    75.9      02/01/2002   11.375      735,000.00     Y
331-02  802595108    89.9      02/01/2002   10.750       94,300.00     Y
331-02  802600916    85.0      02/01/2002   11.375       88,000.00     Y
331-02  802601815    80.0      02/01/2002   12.250      104,500.00     Y
331-02  802602300    80.9      01/01/2002   11.750      192,000.00     Y

ALLIANCE FUNDING                                                PAGE 18 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                 Principal    Type of     Scheduled   Cut-off Date
                                                 Balance at  Mortgaged     Payment      Principal
Pool ID  Account       Name                     Origination  Property    Int & Prin      Balance
--------------------------------------------------------------------------------------------------
331-02  802605790   HICKERNELL LARRY J            64,900.00     1            618.06      64,853.50
331-02  802606301   JONES DEWAYNE ALLEN           37,125.00     6            411.74      37,107.71
331-02  802607275   PARSONS DANNY                 57,800.00     1            594.54      57,766.75
331-02  802609818   NATZKE DONALD                116,000.00     1          1,159.81     116,000.00
331-02  802610105   LANGAN JANET                  46,150.00     3            488.07      46,112.24
331-02  802611707   SCOTT MADELYN                193,477.00     5          2,027.44     193,477.00
331-02  802612994   ROANE BURNETT                 32,250.00     1            307.12      32,226.91
331-02  802617928   WILLIAMS ROBERT M JR         124,200.00     1          1,089.94     124,089.66
331-02  802622720   LAWSON STEVEN H               75,150.00     1            652.56      75,150.00
331-02  802624130   RAYMOND ETANE                 51,000.00     1            378.67      50,966.64
331-02  802628065   FAIR VANESSA                 120,600.00     1          1,103.18     120,454.95
331-02  802632224   REAM ANGELA                   24,750.00     1            249.83      24,742.51
331-02  802633891   WILLIAMS JOE F                51,085.00     1            491.33      51,085.00
331-02  802635441   LIPPERT MICHAEL D            105,750.00     1          1,180.15     105,658.16
331-02  802639500   HUSAK ROBERT                 106,000.00     7            989.49     105,960.09
331-02  802642868   RODGERS JANET G              122,965.00     1          1,217.71     122,886.03
331-02  802649020   KOGER TED L JR                73,440.00     7            658.10      73,440.00
331-02  802663195   MCCRAY VIOLETTA               42,519.00     1            478.68      42,501.27
331-02  802663807   CROUCH RANDALL C              60,318.00     7            540.51      60,292.71
331-02  802665653   DODD KENNETH                  63,750.00     7            637.40      63,710.17
331-02  802665679   GILLER MARTIN                 20,800.00     3            184.46      20,791.04
331-02  802670349   BARLOW MARCIE L               81,690.00     1            863.93      81,646.79
331-02  802673160   WASHAM MARY H                 79,200.00     3            754.25      78,206.19
331-02  802673467   SIMPSON JAMES A               57,600.00     1            553.99      57,559.83
331-02  802674143   RUSSELL PRESTON              100,800.00     7            792.99     100,683.60
331-02  802674556   HAIM BETHANY                 106,000.00     3          1,100.54     106,000.00
331-02  802674655   MCELROY-SLAC SUSAN M          75,600.00     7            748.66      75,526.82
331-02  802679837   SCHAFER ROBERT ALLEN          85,500.00     7            718.93      85,457.95
331-02  802681833   MORRIS CYNTHIA T.H.           53,889.00     7            554.31      53,858.01
331-02  802682492   GRAVES DELORES A              52,800.00     1            553.29      52,800.00
331-02  802683078   WYNNE WILSON WENDY            87,000.00     1            739.49      86,958.32
331-02  802683383   LAURENCEL JEFF               133,600.00     1          1,517.14     133,600.00
331-02  802683813   SIMS CARMEN A                 79,900.00     1            860.50      79,880.11
331-02  802687616   RICH JASON E                 112,500.00     1          1,071.36     112,337.34
331-02  802688234   GIBSON JAMES E                72,540.00     7            704.55      72,515.51
331-02  802688259   SPICER INEZ C                 55,125.00     7            572.33      55,125.00
331-02  802689703   TINSLEY WILBUR DAVID          76,500.00     7            706.93      76,500.00
331-02  802694554   STROUD GREGORY S              55,800.00     7            489.68      55,800.00
331-02  802696658   RUNCO JOHN A                  57,500.00     1            442.13      57,388.82
331-02  802697409   SIMON THERESE E               50,600.00     1            453.43      50,340.60
331-02  802700559   LOVE MICHAEL A                33,300.00     1            329.77      33,278.60
331-02  802700922   HOLMES JEROME                 71,500.00     7            660.73      71,444.44
331-02  802701177   SERGEANT HARRAL J             25,500.00     1            269.68      25,486.51
331-02  802701763   HOLLAND MILTON R              81,000.00     1            725.84      81,000.00
331-02  802702456   PRICE DEWEY                   56,250.00     7            600.33      56,250.00
331-02  802702670   PINA DONNA                    89,100.00     3            848.52      89,003.81
331-02  802702720   MCFADDEN LARRY E.             69,375.00     7            654.13      69,375.00
331-02  802703231   SHIOSAKY MARIO O              75,000.00     1            672.08      74,614.89
331-02  802703728   LAUCHNOR RUSSELL P            41,225.00     1            408.25      41,198.52
331-02  802708883   ALVIAR RHONDA S.              87,000.00     1            771.54      87,000.00
331-02  802711580   JACKSON ANDRIS L              50,150.00     1            525.52      50,150.00
331-02  802712216   CARTWRIGHT JOSEPH R           46,400.00     1            450.67      46,384.34
331-02  802713354   TUTOR RICHARD                 88,200.00     7            823.33      88,200.00
331-02  802714550   GATLING JOYCE A               90,000.00     3            857.09      89,902.85
331-02  802716050   WHITE DEBORAH                 60,800.00     7            637.12      60,800.00
331-02  802717371   ROBINSON PAUL E               71,000.00     1            764.65      70,964.47
331-02  802717447   ALVAREZ ANGELINA             130,500.00     1          1,317.28     130,460.53
331-02  802717835   HARGROVE CAROLYN              46,400.00     7            532.07      46,380.26
331-02  802718379   BENEDICT DARRYL               29,167.00     1            283.29      29,157.15
331-02  802718387   MORGANO RAYMOND M            131,750.00     7          1,060.09     131,678.04
331-02  802719781   TITUS NADINE                 180,000.00     1          1,680.27     179,932.23
331-02  802721571   RIVERA BRENDA L               44,800.00     4            482.49      44,777.58
331-02  802723957   GRAHAM NEOMIA                 61,200.00     7            577.05      61,177.58
331-02  802724534   DREWS EDWIN R                 55,250.00     1            536.62      55,250.00
331-02  802725523   ETHERIDGE RONALD L           115,200.00     1          1,086.21     115,157.79
331-02  802726828   CHOVANEC JEFFERY L            71,500.00     1            714.89      71,477.77
331-02  802727644   BURKS RUTHIE MAE              34,850.00     1            365.19      34,850.00
331-02  802729285   MCCONNELL LILA                58,500.00     6            635.72      58,471.53
331-02  802729939   HARRISON WALTER               97,600.00     1            829.59      97,600.00
331-02  802730143   FLANNERY ERIN M               44,284.00     1            425.92      44,253.12
331-02  802730507   ENGEL LINDA J                 61,200.00     1            531.43      61,200.00
331-02  802739631   ROXBY JESS                    38,000.00     1            333.48      37,966.24
331-02  802743641   MABLEY ROD W                 132,000.00     7            945.66     131,813.08
331-02  802744482   CARTER LINWOOD M              53,500.00     1            524.71      53,482.43
331-02  802744672   GILL LAWRENCE                 92,000.00     7            765.21      91,906.72
331-02  802748095   AMMONS JEFFERY E              55,250.00     7            531.38      55,230.83

                    Original      Next      Current   Property
                      LTV       Adjustment  Mortgage   Value at       Owner
Pool ID  Account     Ratio         Date       Rate   Origination    Occupied
-----------------------------------------------------------------------------
331-02  802605790    85.9      12/01/2001   11.000       75,500.00     Y
331-02  802606301    75.0      02/01/2002   12.750       49,500.00     Y
331-02  802607275    85.0      02/01/2002   12.000       68,000.00     Y
331-02  802609818    80.0      02/01/2002   11.625      145,000.00     Y
331-02  802610105    65.0      12/01/2002   12.375       71,000.00     Y
331-02  802611707    85.9      02/01/2002   12.250      225,000.00     Y
331-02  802612994    75.0      12/01/2001   11.000       43,000.00     N
331-02  802617928    90.0      12/01/2001   10.000      138,000.00     Y
331-02  802622720    90.0      02/01/2003    9.875       83,500.00     Y
331-02  802624130    85.0      02/01/2003    8.125       60,000.00     Y
331-02  802628065    90.0      11/01/2001   10.500      134,000.00     Y
331-02  802632224    90.0      02/01/2003   11.750       27,500.00     Y
331-02  802633891    85.0      02/01/2002   11.125       60,100.00     Y
331-02  802635441    75.0      11/01/2001   13.125      141,000.00     Y
331-02  802639500    89.8      01/01/2002   10.750      118,000.00     Y
331-02  802642868    85.9      12/01/2001   11.500      143,000.00     Y
331-02  802649020    80.0      02/01/2002   10.250       91,800.00     Y
331-02  802663195    80.9      12/01/2001   13.250       52,500.00     Y
331-02  802663807    90.0      02/01/2003   10.250       67,020.00     Y
331-02  802665653    85.0      12/01/2001   11.625       75,000.00     Y
331-02  802665679    80.0      01/01/2002   10.125       26,000.00     N
331-02  802670349    85.9      12/01/2001   12.375       95,000.00     Y
331-02  802673160    90.0      11/01/2001   11.000       88,000.00     Y
331-02  802673467    90.0      12/01/2002   11.125       64,000.00     Y
331-02  802674143    90.0      12/01/2001    8.750      112,000.00     Y
331-02  802674556    68.3      02/01/2003   12.125      155,000.00     Y
331-02  802674655    90.0      11/01/2001   11.500       84,000.00     Y
331-02  802679837    85.9      02/01/2002    9.500       99,500.00     Y
331-02  802681833    75.9      02/01/2002   12.000       71,000.00     Y
331-02  802682492    80.0      02/01/2003   12.250       66,000.00     Y
331-02  802683078    62.5      02/01/2002    9.625      139,000.00     Y
331-02  802683383    80.0      02/01/2002   13.375      167,000.00     Y
331-02  802683813    85.0      01/01/2002   12.625       94,000.00     Y
331-02  802687616    90.0      11/01/2001   11.000      125,000.00     Y
331-02  802688234    90.0      02/01/2002   11.250       80,600.00     Y
331-02  802688259    75.0      02/01/2002   12.125       73,500.00     Y
331-02  802689703    90.0      02/01/2003   10.625       85,000.00     Y
331-02  802694554    90.0      02/01/2002   10.000       62,000.00     Y
331-02  802696658    76.6      12/01/2001    8.500       75,000.00     Y
331-02  802697409    80.9      12/01/2002   10.250       62,500.00     Y
331-02  802700559    90.0      12/01/2001   11.500       37,000.00     Y
331-02  802700922    84.6      01/01/2002   10.625       84,500.00     Y
331-02  802701177    85.0      12/01/2001   12.375       30,000.00     Y
331-02  802701763    90.0      02/01/2003   10.250       90,000.00     Y
331-02  802702456    75.0      03/01/2002   12.500       75,000.00     Y
331-02  802702670    90.0      12/01/2001   11.000       99,000.00     Y
331-02  802702720    75.0      03/01/2002   10.875       92,500.00     Y
331-02  802703231    66.9      12/01/2001   10.250      112,000.00     Y
331-02  802703728    85.0      12/01/2001   11.500       48,500.00     Y
331-02  802708883    72.8      03/01/2002   10.125      119,500.00     Y
331-02  802711580    85.0      02/01/2002   12.250       59,000.00     Y
331-02  802712216    80.0      02/01/2002   11.250       58,000.00     Y
331-02  802713354    90.0      02/01/2002   10.750       98,000.00     Y
331-02  802714550    90.0      11/01/2001   11.000      100,000.00     Y
331-02  802716050    80.0      02/01/2002   12.250       76,000.00     Y
331-02  802717371    85.6      12/01/2002   12.625       82,900.00     Y
331-02  802717447    90.0      02/01/2002   11.750      145,000.00     Y
331-02  802717835    80.0      01/01/2002   13.250       58,000.00     Y
331-02  802718379    85.9      01/01/2002   11.250       33,920.00     Y
331-02  802718387    85.0      01/01/2003    9.000      155,000.00     Y
331-02  802719781    90.0      01/01/2002   10.750      200,000.00     Y
331-02  802721571    80.0      01/01/2002   12.625       56,000.00     Y
331-02  802723957    80.0      02/01/2002   10.875       76,500.00     Y
331-02  802724534    85.0      02/01/2002   11.250       65,000.00     Y
331-02  802725523    90.0      01/01/2002   10.875      128,000.00     Y
331-02  802726828    65.0      02/01/2002   11.625      110,000.00     Y
331-02  802727644    85.0      02/01/2002   12.250       41,000.00     Y
331-02  802729285    75.0      01/01/2002   12.750       78,000.00     Y
331-02  802729939    80.0      02/01/2003    9.625      122,000.00     Y
331-02  802730143    85.9      01/01/2002   11.125       51,500.00     Y
331-02  802730507    90.0      02/01/2002    9.875       68,000.00     Y
331-02  802739631    55.8      01/01/2002   10.000       68,000.00     Y
331-02  802743641    80.0      12/01/2001    7.750      165,000.00     Y
331-02  802744482    78.9      02/01/2003   11.375       67,750.00     Y
331-02  802744672    80.0      02/01/2002    9.375      115,000.00     Y
331-02  802748095    85.0      01/01/2002   11.125       65,000.00     Y

ALLIANCE FUNDING                                                PAGE 19 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                 Principal    Type of     Scheduled   Cut-off Date
                                                 Balance at  Mortgaged     Payment      Principal
Pool ID  Account       Name                     Origination  Property    Int & Prin      Balance
---------------------------------------------------------------------------------------------------
331-02  802751388   LYONS HEATHER                104,000.00     1          1,232.27     103,981.06
331-02  802752451   CARTWRIGHT SANDRA K           61,750.00     1            599.75      61,750.00
331-02  802752741   MARTIN ROBERT L               51,300.00     7            469.26      51,259.06
331-02  802754036   WATTS JEANNE A. BLUME         68,000.00     7            641.17      68,000.00
331-02  802755389   BATTLE NED                    63,700.00     1            679.84      63,667.23
331-02  802755546   GLOSSON MIRACLE               73,800.00     1            695.86      73,772.95
331-02  802756973   CARTER BERTHA                 63,700.00     1            559.01      63,671.82
331-02  802757773   GALLEGOS MANUEL A             75,330.00     7            717.38      75,330.00
331-02  802758177   VERBURGT DAVID               157,500.00     1          1,514.80     157,500.00
331-02  802759217   COLE TERRIANCE                76,800.00     7            804.78      76,800.00
331-02  802759936   CZAPLICKI ANDREW              47,200.00     7            523.47      47,178.03
331-02  802760124   TIMM ROBERT W                140,000.00     1          1,562.37     139,968.88
331-02  802761304   HINKLE MELVIN ERNEST          36,000.00     1            270.46      36,000.00
331-02  802761338   SETTLE RONALD L               94,945.00     7            895.23      94,945.00
331-02  802763771   EMLET TERRY L                 58,650.00     7            541.98      58,627.32
331-02  802764225   JENKINS ZULEKYA               80,750.00     4            769.00      80,750.00
331-02  802764613   HENRY HOWARD H                70,950.00     7            642.39      70,921.03
331-02  802765487   PROCTOR ROBERT D              69,000.00     7            696.49      68,979.14
331-02  802768614   WHITE KEVIN T                 51,025.00     1            495.59      51,025.00
331-02  802768754   ROBINSON GARY LEE             68,000.00     7            609.35      67,942.72
331-02  802770198   YOUNG MARY                    52,000.00     2            480.53      51,979.89
331-02  802770297   HALES ROGER D                 58,875.00     7            662.80      58,862.28
331-02  802771857   BROWN-CLARK GLADYS           139,300.00     1          1,339.76     139,300.00
331-02  802772285   WILKERSON DALE R              80,000.00     1            658.14      80,000.00
331-02  802775817   RAUCHWARTER BRIAN             32,625.00     1            338.73      32,615.92
331-02  802776815   LOPEZ DAVID P                 64,426.00     7            656.50      64,383.55
331-02  802778290   JOHNSON LINWOOD               72,800.00     7            645.61      72,800.00
331-02  802778951   CANDEBAT GREGORY P            36,800.00     5            329.77      36,800.00
331-02  802779116   KIECK JOHN E                 121,500.00     1          1,203.20     121,421.97
331-02  802779223   ROBINSON MITZI                69,700.00     7            598.83      69,667.48
331-02  802779678   REEVERS DONNIELLE O.          65,450.00     1            685.85      65,432.29
331-02  802780569   MARSH PHILLIP M               70,800.00     7            741.91      70,780.84
331-02  802781864   BATES THOMAS LA TARRA         27,000.00     1            259.68      26,990.63
331-02  802782755   GREKAS BETTY J                60,000.00     2            537.66      59,974.84
331-02  802782904   VALENTINE SEBERINA A          73,100.00     7            696.15      72,050.00
331-02  802783589   CLARK WENDY A                 69,200.00     7            685.28      69,200.00
331-02  802783720   REID DAVID A                 210,000.00     3          1,881.81     210,000.00
331-02  802785360   HODGE CHARLES EDWARD          69,275.00     7            640.17      69,275.00
331-02  802785469   FELTON ROGER CARL             66,950.00     7            701.57      66,931.88
331-02  802786038   DONAHUE JOSEPH G             144,000.00     1          1,439.77     143,910.03
331-02  802789222   STEVENSON MARQUETTE M         45,050.00     1            476.44      45,026.16
331-02  802790667   FRIDAY CYNTHIA L              60,000.00     1            652.02      60,000.00
331-02  802791046   WINTERSTEEN VICTORIA L        85,000.00     2            785.48      85,000.00
331-02  802792531   SPINDLER CATHERINE            41,400.00     1            378.70      41,383.55
331-02  802792739   JEUDY YVES J                 223,975.00     3          2,390.39     223,859.77
331-02  802792952   CALLAHAN DASHAUN              36,000.00     1            312.61      36,000.00
331-02  802794040   MORRIS ROYCE L                56,700.00     1            497.58      56,675.50
331-02  802795922   LASSITER ALDRIDGE B IV        82,400.00     7            800.32      82,372.18
331-02  802797324   GARRETT BOBBIE                29,100.00     1            279.88      29,100.00
331-02  802798405   MUTTART WAYNE R               64,500.00     1            638.74      64,458.57
331-02  802799429   WHITE KIMBERLY                68,000.00     7            628.39      67,947.15
331-02  802799577   JACKSON THEOPHLIUS            99,000.00     1            970.96      99,000.00
331-02  802800144   MAZZOLA DARREN J              58,400.00     1            680.43      58,400.00
331-02  802801084   ROBERTS DANIEL                40,000.00     1            388.50      39,986.50
331-02  802802082   LOVETT JOSEPH                 23,450.00     6            263.99      23,450.00
331-02  802806018   GOMEZ DANILO A                52,800.00     1            468.24      52,800.00
331-02  802806539   FERRELL CHERYL                54,263.00     7            426.89      54,200.33
331-02  802807578   STARK FRANK                   77,000.00     1            661.55      77,000.00
331-02  802807727   NELSON JACKS GERALDINE        54,750.00     7            573.72      54,735.19
331-02  802808014   GREENE WALTER JR             212,500.00     1          2,124.66     212,433.93
331-02  802808816   HUGULEY JAMES W  JR           62,100.00     1            550.72      61,549.28
331-02  802808857   BRANDT GARY JUDE             819,000.00     1          7,799.53     818,707.97
331-02  802810226   NOBILING DEBORAH L           364,560.00     1          3,403.10     364,422.75
331-02  802811653   BLAINE JULIA A               120,700.00     1          1,311.64     120,641.29
331-02  802812073   COLLINS CHRISTOPHE            97,650.00     1            893.24      97,611.20
331-02  802812115   CAMPBELL JACQUELINE           36,000.00     1            339.45      35,973.48
331-02  802813378   HOLLAND LINDA B               51,000.00     7            524.60      50,970.65
331-02  802814459   SLATER WILLIAM P              52,700.00     1            552.24      52,671.33
331-02  802814525   CRAWFORD MARY                 70,550.00     1            698.65      70,550.00
331-02  802814640   WHITE JOSEPH                  78,758.00     7            794.99      78,710.13
331-02  802816504   CANNON DANIEL                 80,550.00     4            851.87      80,550.00
331-02  802817452   ROZAK HEIDI E                144,000.00     1          1,317.22     144,000.00
331-02  802819540   THOMSON SCOT                  54,400.00     7            591.16      53,795.68
331-02  802819565   TULINO MARIO L                93,100.00     1            877.83      93,100.00
331-02  802823419   ARMSTRONG BARBARA             99,000.00     1            942.80      99,000.00
331-02  802824565   BURKE DAVID J                 92,650.00     1            944.10      92,595.23

                    Original      Next      Current   Property
                      LTV       Adjustment  Mortgage   Value at       Owner
Pool ID  Account     Ratio         Date       Rate   Origination    Occupied
-----------------------------------------------------------------------------
331-02  802751388    80.0      02/01/2002   14.000      130,000.00     Y
331-02  802752451    65.0      02/01/2002   11.250       95,000.00     Y
331-02  802752741    90.0      01/01/2002   10.500       57,000.00     Y
331-02  802754036    80.0      02/01/2002   10.875       85,000.00     Y
331-02  802755389    84.9      01/01/2002   12.500       75,000.00     Y
331-02  802755546    90.0      01/01/2002   10.875       82,000.00     Y
331-02  802756973    84.9      02/01/2002   10.000       75,000.00     Y
331-02  802757773    90.0      02/01/2002   11.000       83,700.00     Y
331-02  802758177    90.0      02/01/2002   11.125      175,000.00     Y
331-02  802759217    80.0      02/01/2002   12.250       96,000.00     Y
331-02  802759936    80.0      01/01/2003   12.750       59,000.00     Y
331-02  802760124    80.0      01/01/2002   13.125      175,000.00     Y
331-02  802761304    79.1      02/01/2002    8.250       45,500.00     Y
331-02  802761338    85.0      02/01/2002   10.875      111,700.00     Y
331-02  802763771    85.0      01/01/2002   10.625       69,000.00     Y
331-02  802764225    85.0      02/01/2002   11.000       95,000.00     Y
331-02  802764613    79.9      01/01/2002   10.375       88,700.00     Y
331-02  802765487    75.0      02/01/2002   11.750       92,000.00     Y
331-02  802768614    65.0      02/01/2002   11.250       78,500.00     Y
331-02  802768754    85.0      01/01/2002   10.250       80,000.00     Y
331-02  802770198    77.0      02/01/2002   10.625       67,500.00     Y
331-02  802770297    75.0      02/01/2002   13.250       78,500.00     Y
331-02  802771857    84.9      02/01/2002   11.125      163,900.00     Y
331-02  802772285    78.4      02/01/2002    9.250      102,000.00     Y
331-02  802775817    75.0      02/01/2002   12.125       43,500.00     Y
331-02  802776815    89.9      01/01/2002   11.875       71,585.00     Y
331-02  802778290    80.0      02/01/2002   10.125       91,000.00     Y
331-02  802778951    80.0      03/01/2002   10.250       46,000.00     N
331-02  802779116    90.0      12/01/2001   11.500      135,000.00     Y
331-02  802779223    85.0      02/01/2003    9.750       82,000.00     Y
331-02  802779678    85.0      02/01/2002   12.250       77,000.00     Y
331-02  802780569    80.0      02/01/2002   12.250       88,500.00     Y
331-02  802781864    57.4      01/01/2003   11.125       47,000.00     Y
331-02  802782755    33.3      01/01/2003   10.250      180,000.00     Y
331-02  802782904    85.0      02/01/2002   11.000       86,000.00     Y
331-02  802783589    65.2      02/01/2002   11.500      106,000.00     Y
331-02  802783720    61.7      03/01/2002   10.250      340,000.00     Y
331-02  802785360    85.0      02/01/2002   10.625       81,500.00     Y
331-02  802785469    74.1      02/01/2002   12.250       90,300.00     Y
331-02  802786038    80.0      12/01/2001   11.625      180,000.00     Y
331-02  802789222    85.0      12/01/2001   12.375       53,000.00     Y
331-02  802790667    69.3      02/01/2002   12.750       86,500.00     Y
331-02  802791046    78.7      03/01/2002   10.625      108,000.00     Y
331-02  802792531    90.0      02/01/2002   10.500       46,000.00     Y
331-02  802792739    85.0      01/01/2002   12.500      263,500.00     Y
331-02  802792952    80.0      02/01/2002    9.875       45,000.00     Y
331-02  802794040    90.0      01/01/2002   10.000       63,000.00     Y
331-02  802795922    78.4      01/01/2002   11.250      105,000.00     Y
331-02  802797324    54.9      03/01/2002   11.125       53,000.00     Y
331-02  802798405    76.7      02/01/2002   11.500       84,000.00     Y
331-02  802799429    85.0      02/01/2003   10.625       80,000.00     Y
331-02  802799577    90.0      02/01/2002   11.375      110,000.00     Y
331-02  802800144    80.0      02/01/2002   13.750       73,000.00     Y
331-02  802801084    72.7      03/01/2002   11.250       55,000.00     Y
331-02  802802082    70.0      02/01/2003   13.250       33,500.00     Y
331-02  802806018    80.0      03/01/2002   10.125       66,000.00     Y
331-02  802806539    80.9      01/01/2002    8.750       67,000.00     Y
331-02  802807578    73.3      03/01/2003    9.750      105,000.00     Y
331-02  802807727    75.0      01/01/2002   12.250       73,000.00     Y
331-02  802808014    85.0      01/01/2002   11.625      250,000.00     Y
331-02  802808816    90.0      02/01/2002   10.125       69,000.00     Y
331-02  802808857    90.0      01/01/2002   11.000      910,000.00     Y
331-02  802810226    75.9      01/01/2002   10.750      480,000.00     Y
331-02  802811653    85.0      12/01/2001   12.750      142,000.00     Y
331-02  802812073    90.0      02/01/2002   10.500      108,500.00     Y
331-02  802812115    58.0      01/01/2002   10.875       62,000.00     Y
331-02  802813378    85.0      12/01/2001   12.000       60,000.00     Y
331-02  802814459    85.0      02/01/2002   12.250       62,000.00     Y
331-02  802814525    85.0      02/01/2002   11.500       83,000.00     Y
331-02  802814640    84.9      01/01/2003   11.750       92,757.00     Y
331-02  802816504    90.0      02/01/2002   12.375       89,500.00     Y
331-02  802817452    90.0      02/01/2002   10.500      160,000.00     Y
331-02  802819540    78.1      01/01/2003   12.750       69,617.00     Y
331-02  802819565    70.0      02/01/2002   10.875      133,000.00     Y
331-02  802823419    90.0      02/01/2003   11.000      110,000.00     Y
331-02  802824565    85.0      01/01/2003   11.875      109,000.00     Y

ALLIANCE FUNDING                                                PAGE 20 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                 Principal    Type of     Scheduled   Cut-off Date
                                                 Balance at  Mortgaged     Payment      Principal
Pool ID  Account       Name                     Origination  Property    Int & Prin      Balance
---------------------------------------------------------------------------------------------------
331-02  802824631   SIX DANNY RAY                 46,500.00     7            523.48      46,489.96
331-02  802824862   JOHNSON WILLIAM               33,600.00     1            319.98      33,600.00
331-02  802825125   GARCIA GUILLERMO             263,500.00     1          2,735.77     263,500.00
331-02  802827543   KRUPSKI EDWARD E             102,500.00     1            880.63     102,355.37
331-02  802828194   AMOO JANET B                  42,500.00     1            453.58      42,489.13
331-02  802830935   ORTIZ JULIA                   88,000.00     1            982.06      87,980.44
331-02  802831214   PIKEN GENE L                 312,000.00     1          3,239.32     311,913.18
331-02  802832063   WONDERS PAUL D               108,000.00     7            957.77     108,000.00
331-02  802833319   PETERSON SALLY                45,100.00     1            503.31      45,100.00
331-02  802833871   PETERSON CHRISTINE A         110,500.00     1          1,168.62     110,470.91
331-02  802834069   DAILEY JOSEPH J JR           110,500.00     1          1,104.82     110,430.96
331-02  802834374   DILLON PARHA RUBIE D         168,000.00     3          1,366.90     168,000.00
331-02  802834580   THORNTON SHELTON H            78,000.00     7            742.81      78,000.00
331-02  802835140   WARREN-MUMFO DEBORAH          66,300.00     1            637.66      66,300.00
331-02  802836437   BURT JOSEPH W                 79,203.00     7            637.29      79,159.73
331-02  802837674   BROWNLEE EARNEST LEE          52,700.00     7            477.15      52,700.00
331-02  802840009   HEILMANN BRIAN W             136,000.00     1          1,477.90     135,933.85
331-02  802840298   KRZYKWA RICHARD JR            72,000.00     1            803.50      71,984.00
331-02  802840371   KREUL MARK J                  90,000.00     1            823.27      89,964.23
331-02  802841759   JENKINS FRANKLIN L            54,000.00     4            576.32      54,000.00
331-02  802842179   MCCLUNEY WILLIE               60,000.00     1            634.54      60,000.00
331-02  802842898   MCCARTY DAWN R                68,800.00     1            681.32      68,778.01
331-02  802844456   GIBSON JAMES M                72,000.00     7            658.61      71,971.39
331-02  802844571   CACIOPPO CHARLES              17,000.00     1            163.50      16,994.10
331-02  802844753   THOMPSON JULIE                67,500.00     1            655.61      67,477.20
331-02  802844811   JAMES ROBERTA                165,000.00     3          1,776.99     165,000.00
331-02  802845404   WILLIAMS CASSANDRA            58,500.00     1            513.38      58,500.00
331-02  802846527   YEAGY LENETTA M               49,600.00     2            439.86      49,600.00
331-02  802848572   LAWSON ANGELIA                60,350.00     7            620.77      60,332.73
331-02  802848861   BOKOR ALI                    192,000.00     1          1,864.82     192,000.00
331-02  802850941   BLANKENSHIP MARK              39,000.00     7            364.75      39,000.00
331-02  802851758   DAWES GLORIS RAQUEL          259,000.00     3          2,515.57     259,000.00
331-02  802855387   HOLMAN NORMAN                 49,500.00     1            537.92      49,475.91
331-02  802856005   MARTINEZ GEORGE MARIO         50,000.00     1            443.41      49,956.75
331-02  802856187   OKENE OVUNDAH E              414,470.00     1          3,869.00     414,470.00
331-02  802857664   DRISKELL SABRINA              20,480.00     3            202.81      20,480.00
331-02  802859223   MINKS WAYNE O                125,375.00     7          1,158.59     125,277.57
331-02  802860262   SMITH RALPH J JR              56,000.00     1            565.27      56,000.00
331-02  802860445   ARMSTRONG DONALD A.           96,900.00     1            859.33      96,900.00
331-02  802860544   ROBINSON ELENE                68,600.00     1            679.34      68,600.00
331-02  802861542   HELEEJI HAMEED                53,200.00     1            526.84      53,182.99
331-02  802862292   JOHNSON ANDREW M              61,600.00     5            552.00      61,600.00
331-02  802863381   CADOSE JOSEPH JR              94,410.00     5            828.52      94,368.23
331-02  802864538   RICHARDSON MELINDA            54,263.00     7            481.22      54,263.00
331-02  802865758   WANNER CLARK                 113,400.00     1          1,122.99     113,363.76
331-02  802866004   ETTER MARILYN                 45,145.00     1            387.87      45,102.69
331-02  802866152   PEDROZA BERONICA              34,300.00     1            346.23      34,289.62
331-02  802866962   JEWELL JENNIFER               38,200.00     7            347.12      38,200.00
331-02  802867010   BABER ANNA                    22,000.00     1            245.52      21,995.11
331-02  802867176   BLAYLOCK DONALD A.            83,700.00     1            781.32      83,700.00
331-02  802868042   KENNEDY GIOVONNIA             65,603.00     7            649.66      65,582.04
331-02  802868885   HURLEY KELLY SR               84,000.00     1            864.03      83,951.70
331-02  802869917   ROGERS HELEN DENISE          112,837.00     1          1,182.41     112,837.00
331-02  802870048   MANGUI JORGE                  60,000.00     1            577.07      59,979.18
331-02  802870428   TAYLOR RAYMOND II             58,500.00     1            579.32      58,500.00
331-02  802870857   JONES DANIEL W JR             73,478.00     1            692.82      73,451.07
331-02  802871418   HARTMAN CINDY L               44,850.00     1            435.61      44,834.86
331-02  802874206   MUTHANA NAJIB                 58,650.00     1            608.93      58,633.68
331-02  802875476   PEMBROOK ADAM                 32,900.00     1            313.31      32,900.00
331-02  802876375   RIERSON LARRY                108,800.00     1          1,140.11     108,800.00
331-02  802876656   AMORGINOS JOHN T              55,250.00     1            479.76      55,224.90
331-02  802876698   KIMM JAMES M                  52,700.00     1            531.96      52,700.00
331-02  802877241   HUSTON CHARLEY O             114,750.00     7          1,081.97     114,665.52
331-02  802879122   APPLEBY LARRY                 82,500.00     7            754.66      81,745.34
331-02  802879270   SAMPLEY HARRY R               90,100.00     1            790.69      90,100.00
331-02  802879296   LITTLE VERONICA A             61,760.00     7            547.70      61,760.00
331-02  802881169   HOPKINS DIANE                 89,250.00     1            841.53      89,217.30
331-02  802881268   PARSONS JERRY                 63,700.00     7            624.75      63,048.40
331-02  802881466   BROOKINS TAMMY                96,050.00     3          1,015.79      96,050.00
331-02  802881722   MULLEN THOMAS                103,000.00     1          1,059.47     102,970.53
331-02  802882019   PENNINGTON WILLIS J           66,500.00     1            620.76      66,474.97
331-02  802882530   LEMON ROBERT                  13,600.00     1            147.79      13,593.39
331-02  802884874   DOMENECH DELILAH              52,500.00     2            570.51      52,487.30
331-02  802885483   MORGAN MARK K                 64,000.00     7            658.31      63,981.69
331-02  802885764   HARRIS JENNIFER               79,900.00     1            860.50      79,880.11
331-02  802886002   HARE DIANE L                  99,000.00     1            980.39      99,000.00

                     Original      Next      Current   Property
                       LTV       Adjustment  Mortgage   Value at       Owner
Pool ID  Account      Ratio         Date       Rate   Origination    Occupied
------------------------------------------------------------------------------
331-02  802824631     75.0      02/01/2002   13.250       62,000.00     Y
331-02  802824862     80.0      02/01/2003   11.000       42,000.00     Y
331-02  802825125     85.0      02/01/2002   12.125      310,000.00     Y
331-02  802827543     80.7      12/01/2001    9.750      127,000.00     Y
331-02  802828194     85.0      02/01/2003   12.500       50,000.00     Y
331-02  802830935     80.0      01/01/2002   13.125      110,000.00     Y
331-02  802831214     80.0      02/01/2002   12.125      390,000.00     Y
331-02  802832063     90.0      02/01/2002   10.125      120,000.00     Y
331-02  802833319     64.8      02/01/2002   13.125       69,500.00     Y
331-02  802833871     85.0      01/01/2003   12.375      130,000.00     Y
331-02  802834069     85.0      12/01/2001   11.625      130,000.00     Y
331-02  802834374     74.3      03/01/2002    9.125      226,000.00     Y
331-02  802834580     75.0      02/01/2002   11.000      104,000.00     Y
331-02  802835140     85.0      02/01/2002   11.125       78,000.00     Y
331-02  802836437     84.9      02/01/2002    9.000       93,181.00     Y
331-02  802837674     85.0      02/01/2002   10.375       62,000.00     Y
331-02  802840009     80.0      02/01/2002   12.750      170,000.00     Y
331-02  802840298     75.0      01/01/2003   13.125       96,000.00     Y
331-02  802840371     90.0      01/01/2002   10.500      100,000.00     Y
331-02  802841759     80.0      02/01/2002   12.500       67,500.00     Y
331-02  802842179     80.0      03/01/2002   12.375       75,000.00     Y
331-02  802842898     80.0      02/01/2002   11.500       86,000.00     Y
331-02  802844456     90.0      02/01/2002   10.500       80,000.00     Y
331-02  802844571     85.0      01/01/2002   11.125       20,000.00     Y
331-02  802844753     88.8      01/01/2002   11.250       76,000.00     Y
331-02  802844811     75.0      02/01/2002   12.625      220,000.00     Y
331-02  802845404     90.0      02/01/2002   10.000       65,000.00     Y
331-02  802846527     80.0      02/01/2002   10.125       62,000.00     Y
331-02  802848572     85.0      01/01/2002   12.000       71,000.00     Y
331-02  802848861     83.4      02/01/2002   11.250      230,000.00     Y
331-02  802850941     70.9      02/01/2002   10.375       55,000.00     Y
331-02  802851758     70.0      03/01/2002   11.250      370,000.00     Y
331-02  802855387     72.2      01/01/2002   12.750       68,500.00     Y
331-02  802856005     83.3      01/01/2002   10.125       60,000.00     Y
331-02  802856187     85.9      02/01/2002   10.750      482,000.00     Y
331-02  802857664     32.0      03/01/2002   11.500       64,000.00     N
331-02  802859223     82.4      01/01/2003   10.625      152,000.00     Y
331-02  802860262     80.0      02/01/2002   11.750       70,000.00     Y
331-02  802860445     85.0      02/01/2002   10.125      114,000.00     Y
331-02  802860544     70.0      02/01/2003   11.500       98,000.00     Y
331-02  802861542     70.9      01/01/2002   11.500       75,000.00     Y
331-02  802862292     80.0      02/01/2002   10.250       77,000.00     N
331-02  802863381     90.0      02/01/2003   10.000      104,900.00     Y
331-02  802864538     76.4      02/01/2002   10.125       71,000.00     Y
331-02  802865758     90.0      01/01/2002   11.500      126,000.00     Y
331-02  802866004     85.9      01/01/2002    9.750       52,500.00     Y
331-02  802866152     85.7      02/01/2002   11.750       40,000.00     Y
331-02  802866962     76.1      02/01/2002   10.000       50,188.00     Y
331-02  802867010     61.9      01/01/2002   13.125       35,500.00     Y
331-02  802867176     90.0      02/01/2002   10.750       93,000.00     Y
331-02  802868042     80.0      01/01/2002   11.500       82,004.00     Y
331-02  802868885     80.0      12/01/2001   12.000      105,000.00     Y
331-02  802869917     85.0      02/01/2003   12.250      132,750.00     Y
331-02  802870048     80.0      02/01/2002   11.125       75,000.00     Y
331-02  802870428     65.0      03/01/2002   11.500       90,000.00     Y
331-02  802870857     85.9      01/01/2002   10.875       85,450.00     Y
331-02  802871418     65.0      02/01/2003   11.250       69,000.00     N
331-02  802874206     85.0      01/01/2002   12.125       69,000.00     Y
331-02  802875476     70.0      02/01/2002   11.000       47,000.00     Y
331-02  802876375     85.0      03/01/2002   12.250      128,000.00     Y
331-02  802876656     85.0      02/01/2002    9.875       65,000.00     Y
331-02  802876698     85.0      02/01/2002   11.750       62,000.00     Y
331-02  802877241     84.0      02/01/2002   10.875      136,500.00     Y
331-02  802879122     75.0      02/01/2002   10.500      110,000.00     Y
331-02  802879270     85.0      02/01/2002   10.000      106,000.00     Y
331-02  802879296     80.0      02/01/2002   10.125       77,200.00     Y
331-02  802881169     85.0      01/01/2002   10.875      105,000.00     Y
331-02  802881268     84.9      01/01/2003   11.375       75,000.00     Y
331-02  802881466     85.0      02/01/2002   12.375      113,000.00     Y
331-02  802881722     31.6      02/01/2002   12.000      325,000.00     N
331-02  802882019     70.0      02/01/2002   10.750       95,000.00     Y
331-02  802882530     80.0      02/01/2002   12.750       17,000.00     Y
331-02  802884874     75.0      01/01/2002   12.750       70,000.00     Y
331-02  802885483     69.5      02/01/2002   12.000       92,000.00     Y
331-02  802885764     85.9      01/01/2002   12.625       93,000.00     Y
331-02  802886002     74.4      02/01/2002   11.500      133,000.00     Y

ALLIANCE FUNDING                                                PAGE 21 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                 Principal    Type of     Scheduled   Cut-off Date
                                                 Balance at  Mortgaged     Payment      Principal
Pool ID  Account       Name                     Origination  Property    Int & Prin      Balance
---------------------------------------------------------------------------------------------------
331-02  802886879   MURPHY ANTINA L               61,440.00     7            608.43      61,440.00
331-02  802887588   SMITH YOLANDA M               54,400.00     1            580.59      54,400.00
331-02  802888214   OZDEMIR SELAMI               124,000.00     3          1,323.40     123,968.27
331-02  802888610   GUARDIA EDUARDO M.            87,300.00     1            750.04      87,300.00
331-02  802889097   ROJAS ROQUE                  150,000.00     3          1,400.22     150,000.00
331-02  802889592   ADAMS MARY M.                148,500.00     1          1,344.53     148,439.38
331-02  802890426   TURNER FRANK T                83,990.00     7            721.60      83,990.00
331-02  802890921   NOCK PAUL R                  121,300.00     7          1,132.31     121,254.34
331-02  802891176   BORKOWSKA BARBARA             22,100.00     1            223.08      22,093.32
331-02  802891804   PREVATT BRIAN                 71,120.00     7            704.30      71,120.00
331-02  802892216   SIMMONS YOUNG D.              30,550.00     1            308.37      30,550.00
331-02  802892422   HOFFMAN LARRY D               64,800.00     1            604.90      64,775.60
331-02  802892596   MILLISOCK ROGER W            102,000.00     7            876.34     101,904.43
331-02  802892885   BRADBERRY LISA M              75,375.00     7            804.45      75,355.71
331-02  802892968   JIMENEZ DIEGO F              256,500.00     3          2,203.73     256,500.00
331-02  802893701   DEMATTEO MICHAEL              86,400.00     1            766.21      86,400.00
331-02  802893750   JOHNSON BERNICE               90,860.00     1            952.12      90,835.41
331-02  802893859   FLANINGAM TERRY               40,800.00     1            463.32      40,800.00
331-02  802894709   TUCIBAT ROGER A               66,000.00     7            743.01      65,985.74
331-02  802894717   ALI GAMAL                    141,100.00     1          1,225.24     140,971.27
331-02  802894972   ZELL BERNADINE T              58,000.00     1            557.83      58,000.00
331-02  802896019   HERNANDEZ MARIA A             68,000.00     1            712.57      68,000.00
331-02  802896969   SAO UON                      147,000.00     4          1,182.80     147,000.00
331-02  802897629   CUPO FRANK                   332,781.00     1          3,106.45     332,781.00
331-02  802898569   DORRELL JUSTIN P             105,000.00     1            882.90     105,000.00
331-02  802898734   POTICHER GARY L               92,800.00     1            990.41      92,776.26
331-02  802898932   BEEKS SALESHA V.S.            48,700.00     1            482.27      48,700.00
331-02  802899658   YOUNG JAMES DOFF              56,000.00     7            597.66      55,971.19
331-02  802899740   TURNER PATRICE M.            205,600.00     1          2,055.67     205,600.00
331-02  802900357   WARE CHARLES A                57,800.00     7            555.91      57,779.94
331-02  802901074   RUCKER BERTHA C               44,000.00     1            448.36      44,000.00
331-02  802901165   LOMASCOLO CHRISTINE L         92,000.00     1            815.88      92,000.00
331-02  802901215   LONG EARL                     98,175.00     1            907.23      98,175.00
331-02  802901850   HYDE CHARLES R                80,750.00     1            746.21      80,750.00
331-02  802903344   SIMMONS CRYSTAL               52,700.00     1            516.86      52,682.69
331-02  802903542   OLSEN DIANE                  159,081.00     3          1,560.21     159,081.00
331-02  802905539   FEHR LISA B                   38,000.00     6            398.20      38,000.00
331-02  802905901   ZAHRAIE FALAMARZ             344,700.00     1          3,024.99     344,700.00
331-02  802906420   ROHRS JULIE L                119,200.00     3          1,057.09     119,200.00
331-02  802906768   FINNLEY ANITA                 37,400.00     1            359.71      37,373.92
331-02  802907626   PISCIOTTA KENNETH J           77,400.00     1            700.78      77,368.41
331-02  802907675   CROSSAN ELISABETH            200,000.00     1          2,115.14     199,894.18
331-02  802907774   MORETA MIKAELLA              351,000.00     1          3,509.44     351,000.00
331-02  802908483   RAY VICKY S                   39,100.00     1            409.73      39,100.00
331-02  802908616   LONG FRANKIE D                55,250.00     1            578.96      55,250.00
331-02  802910299   KELLEY THOMAS W SR           102,000.00     1            952.15     102,000.00
331-02  802912436   MCBROOM GREGORY               39,000.00     1            386.21      39,000.00
331-02  802914051   ENGEL LLOYD                  114,700.00     1          1,135.86     114,663.35
331-02  802914085   BEERS ROBERT E JR             23,400.00     1            218.43      23,391.19
331-02  802914192   TINDAL JAMES                  56,100.00     7            518.42      56,100.00
331-02  802914382   KRYSKA MONTY                  77,300.00     1            847.55      77,281.81
331-02  802914416   BARTZ RICHARD R              112,500.00     1          1,008.11     112,452.83
331-02  802914507   PRYOR MARLENE                 76,500.00     7            715.48      76,445.93
331-02  802914994   MCANDREW EDWARD C             90,000.00     7            840.13      90,000.00
331-02  802915611   SWENSEN SCOTT                175,000.00     1          1,650.06     174,935.88
331-02  802916163   SERIG TIMOTHY                127,960.00     1          1,428.01     127,931.55
331-02  802916304   BATTLE LUCKY J                70,614.00     7            692.56      69,921.44
331-02  802917096   LOPEZ ANTHONY                 94,500.00     1            846.82      94,460.37
331-02  802917559   CONTE JAMES                  400,000.00     1          3,146.80     400,000.00
331-02  802918128   POE PATRICIA S                32,800.00     1            327.95      32,800.00
331-02  802918680   SALAZAR CIELO                288,000.00     3          2,527.41     287,872.59
331-02  802919191   LINCOLN TIMOTHY D             78,750.00     1            676.58      78,713.26
331-02  802919720   BABYLON BRUCE A              111,350.00     7          1,102.69     111,278.48
331-02  802920363   WILSON TAMMY L                53,973.00     7            478.64      53,949.76
331-02  802920611   NEAL SARAH                    51,850.00     1            543.33      51,850.00
331-02  802921320   ELIZARRARAS OLGA             101,600.00     1            863.59     101,600.00
331-02  802921791   CHAVIS GERALD A              158,750.00     1          1,556.96     158,750.00
331-02  802922807   BLY VANESSA                   47,600.00     7            541.34      47,579.29
331-02  802923102   GRAY RICHARD A               225,250.00     1          1,894.03     225,027.52
331-02  802923763   RICE JOHNNY R                 78,600.00     4            884.86      78,583.02
331-02  802923961   SEIBERT KEITH R               62,910.00     1            575.46      62,885.00
331-02  802924043   HENDERSON LESTER              57,600.00     1            586.94      57,600.00
331-02  802924217   TREVINO JOSEPH SR             69,600.00     1            742.81      69,600.00
331-02  802924597   WILSON ROBERT A               65,600.00     7            719.26      65,584.57
331-02  802924605   JONES ROGER O'NEIL            71,400.00     7            666.51      71,400.00
331-02  802924712   JONES DAZELLE                 81,500.00     7            760.79      81,500.00

                    Original      Next      Current   Property
                      LTV       Adjustment  Mortgage   Value at       Owner
Pool ID  Account     Ratio         Date       Rate   Origination    Occupied
-----------------------------------------------------------------------------
331-02  802886879    80.0      02/01/2002   11.500       76,800.00     Y
331-02  802887588    80.0      03/01/2002   12.500       68,000.00     Y
331-02  802888214    80.0      02/01/2003   12.500      155,000.00     Y
331-02  802888610    90.0      02/01/2002    9.750       97,000.00     Y
331-02  802889097    89.8      02/01/2002   10.750      167,000.00     Y
331-02  802889592    90.0      02/01/2002   10.375      165,000.00     Y
331-02  802890426    89.9      02/01/2003    9.750       93,333.00     Y
331-02  802890921    86.6      02/01/2002   10.750      140,000.00     Y
331-02  802891176    85.0      01/01/2002   11.750       26,000.00     Y
331-02  802891804    80.0      03/01/2002   11.500       88,900.00     Y
331-02  802892216    65.0      02/01/2003   11.750       47,000.00     Y
331-02  802892422    90.0      02/01/2002   10.750       72,000.00     Y
331-02  802892596    81.6      01/01/2003    9.750      125,000.00     Y
331-02  802892885    75.0      01/01/2002   12.500      100,500.00     Y
331-02  802892968    90.0      02/01/2002    9.750      285,000.00     Y
331-02  802893701    90.0      03/01/2003   10.125       96,000.00     Y
331-02  802893750    64.9      02/01/2002   12.250      140,000.00     Y
331-02  802893859    80.0      02/01/2002   13.375       51,000.00     Y
331-02  802894709    75.0      02/01/2003   13.250       88,000.00     Y
331-02  802894717    79.9      01/01/2002    9.875      176,400.00     Y
331-02  802894972    51.3      02/01/2002   11.125      113,000.00     Y
331-02  802896019    85.0      02/01/2002   12.250       80,000.00     Y
331-02  802896969    70.0      02/01/2002    9.000      210,000.00     Y
331-02  802897629    82.9      02/01/2002   10.750      401,000.00     Y
331-02  802898569    84.0      03/01/2002    9.500      125,000.00     Y
331-02  802898734    80.0      02/01/2002   12.500      116,000.00     Y
331-02  802898932    60.8      03/01/2002   11.500       80,000.00     Y
331-02  802899658    70.0      01/01/2003   12.500       80,000.00     Y
331-02  802899740    80.0      02/01/2002   11.625      257,000.00     Y
331-02  802900357    85.0      01/01/2002   11.125       68,000.00     Y
331-02  802901074    80.0      02/01/2002   11.875       55,000.00     Y
331-02  802901165    80.0      02/01/2002   10.125      115,000.00     Y
331-02  802901215    85.0      02/01/2002   10.625      115,500.00     Y
331-02  802901850    85.0      02/01/2003   10.625       95,000.00     Y
331-02  802903344    85.0      01/01/2002   11.375       62,000.00     Y
331-02  802903542    85.9      02/01/2002   11.375      185,000.00     Y
331-02  802905539    69.0      02/01/2003   12.250       55,000.00     Y
331-02  802905901    69.9      02/01/2002   10.000      492,500.00     Y
331-02  802906420    80.0      03/01/2002   10.125      149,000.00     N
331-02  802906768    85.0      02/01/2003   11.125       44,000.00     Y
331-02  802907626    90.0      02/01/2002   10.375       86,000.00     Y
331-02  802907675    80.0      01/01/2002   12.375      250,000.00     Y
331-02  802907774    90.0      02/01/2002   11.625      390,000.00     Y
331-02  802908483    85.0      02/01/2002   12.250       46,000.00     Y
331-02  802908616    85.0      03/01/2002   12.250       65,000.00     Y
331-02  802910299    85.0      03/01/2002   10.750      120,000.00     Y
331-02  802912436    60.0      02/01/2002   11.500       65,000.00     N
331-02  802914051    84.9      02/01/2002   11.500      135,000.00     Y
331-02  802914085    90.0      01/01/2002   10.750       26,000.00     Y
331-02  802914192    85.0      02/01/2002   10.625       66,000.00     Y
331-02  802914382    71.5      01/01/2002   12.875      108,000.00     Y
331-02  802914416    90.0      01/01/2002   10.250      125,000.00     Y
331-02  802914507    90.0      01/01/2002   10.375       85,000.00     Y
331-02  802914994    75.0      02/01/2002   10.750      120,000.00     Y
331-02  802915611    88.8      02/01/2002   10.875      197,000.00     Y
331-02  802916163    80.9      02/01/2003   13.125      158,000.00     Y
331-02  802916304    84.9      02/01/2002   11.375       83,171.00     Y
331-02  802917096    90.0      01/01/2003   10.250      105,000.00     Y
331-02  802917559    60.1      02/01/2002    8.750      665,000.00     Y
331-02  802918128    80.0      02/01/2002   11.625       41,000.00     Y
331-02  802918680    80.0      02/01/2002   10.000      360,000.00     Y
331-02  802919191    90.0      02/01/2003    9.750       87,500.00     Y
331-02  802919720    85.0      01/01/2003   11.500      131,000.00     Y
331-02  802920363    61.3      02/01/2002   10.125       88,000.00     Y
331-02  802920611    85.0      02/01/2002   12.250       61,000.00     Y
331-02  802921320    80.0      02/01/2002    9.625      127,000.00     Y
331-02  802921791    84.8      02/01/2002   11.375      187,000.00     Y
331-02  802922807    80.0      01/01/2002   13.125       59,500.00     Y
331-02  802923102    85.0      12/01/2001    9.500      265,000.00     Y
331-02  802923763    64.9      01/01/2002   13.250      121,000.00     Y
331-02  802923961    90.0      02/01/2002   10.500       69,900.00     Y
331-02  802924043    80.0      02/01/2002   11.875       72,000.00     Y
331-02  802924217    80.0      02/01/2002   12.500       87,000.00     Y
331-02  802924597    80.0      02/01/2002   12.875       82,000.00     Y
331-02  802924605    85.0      02/01/2002   10.750       84,000.00     Y
331-02  802924712    89.9      02/01/2002   10.750       90,600.00     Y

ALLIANCE FUNDING                                                PAGE 22 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                 Principal    Type of     Scheduled   Cut-off Date
                                                 Balance at  Mortgaged     Payment      Principal
Pool ID  Account       Name                     Origination  Property    Int & Prin      Balance
---------------------------------------------------------------------------------------------------
331-02  802924738   BRIDGES JAMES R               79,460.00     7            779.32      79,433.89
331-02  802924753   BOYD MARCI                    77,000.00     7            598.90      76,954.54
331-02  802925412   WADE KEVIN W                  73,100.00     1            555.61      72,857.53
331-02  802925826   MOTZ DEBORAH A               108,000.00     8            977.84     108,000.00
331-02  802925917   RAWNSLEY CLIFTON A. JR        46,400.00     2            441.88      46,383.45
331-02  802927301   PAPA JENNIFER L               92,000.00     1            790.42      92,000.00
331-02  802928861   STULIR SCOTT                  81,800.00     1            849.28      81,754.25
331-02  802928895   STEWART GARY W                84,150.00     7            738.48      84,150.00
331-02  802928960   LOCKLEAR BETTY                38,590.00     7            402.88      38,569.00
331-02  802929224   GLASSFORD LYNDA              120,500.00     1          1,147.55     120,413.67
331-02  802929299   HILL CHARLOTTE               103,500.00     1          1,064.61     103,440.48
331-02  802930057   HURLEY PAUL                  319,500.00     3          2,982.47     319,500.00
331-02  802930230   BARNES JOY C                  94,400.00     1          1,007.49      94,400.00
331-02  802931238   MCALLISTER RICHARD W         103,410.00     1          1,004.38     103,410.00
331-02  802931576   BORDERS WILLIAM               78,983.00     7            774.64      78,983.00
331-02  802932160   BELL CLARENCE                 46,750.00     1            436.40      46,750.00
331-02  802932889   WRIGHT MICHAEL               108,400.00     3          1,125.46     108,400.00
331-02  802933689   STERGIOTIS KIRIAKOS M        199,680.00     1          2,034.74     199,680.00
331-02  802933721   GOODWIN EDITH                 27,000.00     3            241.95      27,000.00
331-02  802933929   ROBERTSON IAN S              102,000.00     1          1,039.38     102,000.00
331-02  802934398   GRANT ANNJEANNET              50,400.00     1            518.42      50,400.00
331-02  802934893   SMITH ANGELA                  98,150.00     1            953.29      98,150.00
331-02  802935031   DEBERRY KIM R                 49,300.00     7            478.75      49,300.00
331-02  802936112   PHILLIPS DONNIE               48,000.00     1            439.07      48,000.00
331-02  802936518   BALL WILLIAM W               163,600.00     8          1,809.74     163,562.59
331-02  802937094   LEWIS BRADLY A               123,200.00     1          1,267.25     123,200.00
331-02  802937797   PHELPS LARRY                  64,000.00     7            579.46      64,000.00
331-02  802937888   JACKSON DAVID E               32,500.00     1            315.66      32,500.00
331-02  802937987   SAAD ABIR F                   69,300.00     1            640.40      69,273.19
331-02  802938043   BORDES CARLOS                 90,400.00     1            964.80      90,400.00
331-02  802938142   LEACH ELIZABETH               75,330.00     1            833.30      75,312.77
331-02  802938332   MARTIN HAIRS CONSTANTIA F     68,850.00     7            636.24      68,850.00
331-02  802938506   LITTLETON BRENDA              45,600.00     7            553.29      45,600.00
331-02  802938753   HERSHEY TERRI L               70,000.00     1            633.78      70,000.00
331-02  802938977   HAIRSTON RAY ANTHONY          72,900.00     7            680.51      72,872.55
331-02  802939371   MUNDY LEONA G                 67,050.00     7            625.90      67,050.00
331-02  802940031   CAMPBELL LOU PATRICIA         91,800.00     7            900.34      91,800.00
331-02  802940072   YUSUF MUSTAFA A              121,500.00     1          1,088.76     121,397.67
331-02  802940726   KERSHAW KIM NORMAN           152,200.00     1          1,668.78     152,164.20
331-02  802940833   RODRIGUEZ JOSE A              51,850.00     1            543.33      51,850.00
331-02  802941096   MILLER BILLY                  48,000.00     1            521.61      47,976.66
331-02  802941344   EAKER FREDA                   84,150.00     7            817.32      84,150.00
331-02  802942193   NYSTEDT EVAN                  96,750.00     1            903.14      96,713.58
331-02  802942631   ALQUIST WILLIAM V            126,749.00     1          1,243.11     126,665.33
331-02  802942789   WALSH MICHAEL J               77,600.00     1            673.84      77,600.00
331-02  802943803   WOODRING VIKKI                56,800.00     1            617.24      56,772.37
331-02  802944108   DANIELS HENRY H JR            49,050.00     1            439.54      49,050.00
331-02  802944231   DEYBER JOHN H                 41,600.00     1            427.90      41,600.00
331-02  802944280   WYNN WILLIAM                 118,270.00     4          1,193.83     118,270.00
331-02  802944728   NESTOR PATRICK               221,854.00     1          2,239.42     221,854.20
331-02  802945071   VALENTI ROSARIO               57,500.00     1            658.61      57,476.40
331-02  802946400   TODD SANDRA S                114,390.00     1          1,046.37     114,390.00
331-02  802946855   DIAL QUANTUS                  59,500.00     1            561.02      59,478.20
331-02  802947432   NAVARRA LINDA                 48,000.00     1            448.07      48,000.00
331-02  802948000   WHITE PHILLIP EARL            22,500.00     1            218.53      22,500.00
331-02  802948109   TAYLOR NATHANIEL JR          145,600.00     2          1,237.58     145,600.00
331-02  802949982   SCHEITERLE JOHN              118,000.00     1          1,035.53     118,000.00
331-02  802950196   JONES KENNETH J              351,000.00     1          3,276.52     350,867.85
331-02  802950378   CLARK MARCUS                  42,500.00     1            334.35      42,500.00
331-02  802950600   BROWN GENEVA L                74,750.00     1            761.70      74,750.00
331-02  802951004   WATSON JAMES                 154,782.00     1          1,697.09     154,708.79
331-02  802951046   MOORE BARBARA J               39,500.00     1            376.17      39,471.69
331-02  802951087   BILLUPS KEENAN                61,200.00     1            694.98      61,200.00
331-02  802951400   JAMES EARNEST P               82,500.00     4            880.49      82,500.00
331-02  802951699   SCHULTZ KEVIN W               76,500.00     7            750.28      76,474.88
331-02  802951970   DAVIS RAYMOND F              333,000.00     1          3,046.08     333,000.00
331-02  802952903   MILLER JOSEPH D               83,610.00     1            733.74      83,535.71
331-02  802954727   KNOTT DANA MORRISON           77,400.00     1            751.76      77,373.87
331-02  802955310   MCGLORY LAVEDA                57,600.00     1            559.45      57,600.00
331-02  802955534   WILLIAMS JEFFREY G            70,400.00     1            806.38      70,400.00
331-02  802955575   HUBBS KENNETH JR              91,250.00     7            742.44      91,201.44
331-02  802956128   MATHIEU JEAN MARIE           246,500.00     5          2,654.72     246,500.00
331-02  802956490   BARRETT MILDRED              242,250.00     4          2,561.96     242,250.00
331-02  802957076   AMRHEIN JOSEPHINE             90,000.00     1            806.49      89,962.26
331-02  802957316   MCDANIEL KEVIN                85,500.00     4            879.46      85,450.84
331-02  802957845   STENDARDO LISA M              70,400.00     1            541.31      70,357.36

                   Original      Next      Current   Property
                     LTV       Adjustment  Mortgage   Value at       Owner
Pool ID  Account    Ratio         Date       Rate   Origination    Occupied
----------------------------------------------------------------------------
331-02  802924738   84.9      01/01/2002   11.375       93,483.00     Y
331-02  802924753   79.9      01/01/2002    8.625       96,317.00     Y
331-02  802925412   85.0      02/01/2002    8.375       86,000.00     Y
331-02  802925826   90.0      02/01/2002   10.375      120,000.00     Y
331-02  802925917   80.0      02/01/2003   11.000       58,000.00     Y
331-02  802927301   80.0      02/01/2002    9.750      115,000.00     Y
331-02  802928861   89.8      01/01/2002   12.125       91,000.00     Y
331-02  802928895   90.0      02/01/2002   10.000       93,500.00     Y
331-02  802928960   85.0      02/01/2002   11.875       45,400.00     Y
331-02  802929224   89.3      01/01/2002   11.000      134,900.00     Y
331-02  802929299   90.0      01/01/2003   12.000      115,000.00     Y
331-02  802930057   90.0      02/01/2002   10.750      355,000.00     Y
331-02  802930230   80.0      02/01/2002   12.500      118,000.00     Y
331-02  802931238   90.0      03/01/2002   11.250      114,900.00     Y
331-02  802931576   85.0      02/01/2002   11.375       92,921.00     Y
331-02  802932160   85.0      03/01/2002   10.750       55,000.00     Y
331-02  802932889   80.0      02/01/2002   12.125      135,500.00     Y
331-02  802933689   80.0      02/01/2002   11.875      249,600.00     Y
331-02  802933721   60.0      02/01/2002   10.250       45,000.00     Y
331-02  802933929   75.0      02/01/2002   11.875      136,000.00     Y
331-02  802934398   80.0      03/01/2002   12.000       63,000.00     Y
331-02  802934893   65.0      02/01/2002   11.250      151,000.00     Y
331-02  802935031   89.6      02/01/2002   10.875       55,000.00     Y
331-02  802936112   64.0      02/01/2002   10.500       75,000.00     Y
331-02  802936518   80.0      01/01/2003   13.000      204,500.00     Y
331-02  802937094   84.3      02/01/2002   12.000      146,000.00     Y
331-02  802937797   80.0      02/01/2003   10.375       80,000.00     Y
331-02  802937888   65.0      03/01/2002   11.250       50,000.00     Y
331-02  802937987   90.0      01/01/2002   10.625       77,000.00     Y
331-02  802938043   80.0      03/01/2002   12.500      113,000.00     Y
331-02  802938142   83.7      02/01/2002   13.000       90,000.00     Y
331-02  802938332   85.0      02/01/2002   10.625       81,000.00     Y
331-02  802938506   80.0      02/01/2002   14.125       57,000.00     Y
331-02  802938753   50.7      02/01/2002   10.375      138,000.00     Y
331-02  802938977   90.0      02/01/2002   10.750       81,000.00     Y
331-02  802939371   90.0      02/01/2002   10.750       74,500.00     Y
331-02  802940031   85.0      02/01/2002   11.375      108,000.00     Y
331-02  802940072   90.0      01/01/2002   10.250      135,000.00     Y
331-02  802940726   85.9      02/01/2002   12.875      177,000.00     Y
331-02  802940833   85.0      03/01/2003   12.250       61,000.00     Y
331-02  802941096   80.0      02/01/2002   12.750       60,000.00     Y
331-02  802941344   90.0      02/01/2002   11.250       93,500.00     Y
331-02  802942193   75.0      01/01/2002   10.750      129,000.00     Y
331-02  802942631   85.6      01/01/2002   11.375      148,000.00     Y
331-02  802942789   85.9      02/01/2002    9.875       90,300.00     Y
331-02  802943803   80.0      02/01/2002   12.750       71,000.00     Y
331-02  802944108   90.0      02/01/2002   10.250       54,500.00     Y
331-02  802944231   65.0      02/01/2003   12.000       64,000.00     Y
331-02  802944280   50.3      03/01/2003   11.750      235,000.00     Y
331-02  802944728   85.9      02/01/2002   11.750      258,000.00     Y
331-02  802945071   80.9      01/01/2003   13.500       71,000.00     Y
331-02  802946400   90.0      02/01/2003   10.500      127,100.00     Y
331-02  802946855   85.0      01/01/2002   10.875       70,000.00     Y
331-02  802947432   80.0      02/01/2002   10.750       60,000.00     Y
331-02  802948000   75.0      02/01/2002   11.250       30,000.00     N
331-02  802948109   80.0      02/01/2002    9.625      182,000.00     Y
331-02  802949982   79.1      02/01/2002   10.000      149,000.00     Y
331-02  802950196   90.0      02/01/2002   10.750      390,000.00     Y
331-02  802950378   85.0      02/01/2002    8.750       50,000.00     Y
331-02  802950600   65.0      03/01/2002   11.875      115,000.00     Y
331-02  802951004   85.9      01/01/2002   12.875      180,000.00     Y
331-02  802951046   64.7      03/01/2002   11.000       61,000.00     Y
331-02  802951087   80.0      02/01/2002   13.375       76,500.00     Y
331-02  802951400   74.3      02/01/2002   12.500      111,000.00     Y
331-02  802951699   85.0      02/01/2002   11.375       90,000.00     Y
331-02  802951970   90.0      02/01/2003   10.500      370,000.00     Y
331-02  802952903   90.0      01/01/2002   10.000       92,900.00     Y
331-02  802954727   90.0      01/01/2002   11.250       86,000.00     Y
331-02  802955310   80.0      03/01/2002   11.250       72,000.00     Y
331-02  802955534   80.0      02/01/2002   13.500       88,000.00     Y
331-02  802955575   73.0      02/01/2002    9.125      125,000.00     Y
331-02  802956128   85.0      02/01/2002   12.625      290,000.00     Y
331-02  802956490   85.0      02/01/2002   12.375      285,000.00     Y
331-02  802957076   90.0      02/01/2002   10.250      100,000.00     Y
331-02  802957316   90.0      01/01/2002   12.000       95,000.00     Y
331-02  802957845   80.0      02/01/2002    8.500       88,000.00     Y

ALLIANCE FUNDING                                                PAGE 23 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                 Principal    Type of     Scheduled   Cut-off Date
                                                 Balance at  Mortgaged     Payment      Principal
Pool ID  Account       Name                     Origination  Property    Int & Prin      Balance
---------------------------------------------------------------------------------------------------
331-02  802958223   JONES JACQUELINE S.           87,700.00     5            835.19      87,700.00
331-02  802958363   DAWSON TIMOTHY L              55,200.00     1            520.48      55,200.00
331-02  802959031   BRUNETTE EDNA L               58,650.00     1            575.22      58,650.00
331-02  802959494   FERRARA EMILY                209,900.00     1          1,998.93     209,825.15
331-02  802959502   TREVINO FRANK T              166,500.00     1          1,430.49     166,344.01
331-02  802959825   CABELLO NIMIO L              132,700.00     1          1,213.86     132,647.27
331-02  802960559   DELLY MAHA                    92,000.00     1            850.17      91,964.41
331-02  802961821   WALKER ELVALINE              175,500.00     1          1,737.97     175,443.90
331-02  802961938   MIDDLETON PAUL W              90,000.00     1            814.87      89,926.19
331-02  802962720   GOLDEN RONALD                 57,600.00     1            654.10      57,600.00
331-02  802962928   MCCASKEY MAURICE L           104,000.00     1          1,029.90     104,000.00
331-02  802962944   FUQUA WALTER M                56,625.00     7            481.31      56,625.00
331-02  802963132   HICKS DAVID T JR              59,600.00     1            700.29      59,588.84
331-02  802963561   IRIZARRY HARRY                40,800.00     1            455.32      40,800.00
331-02  802963785   FALLS BARBARA J               61,700.00     1            611.01      61,700.00
331-02  802963827   ORTIZ ARMANDO                 49,300.00     7            497.64      49,300.00
331-02  802963918   NIELSEN DARREN                70,900.00     7            742.96      70,900.00
331-02  802964346   DELANEY TIMOTHY R             87,000.00     1            828.52      87,000.00
331-02  802964585   RUTELLA INGRID               125,000.00     3          1,085.44     125,000.00
331-02  802965103   KUMER MARK A.                 20,350.00     3            207.37      20,350.00
331-02  802965368   RICKS SHAWN D                 40,000.00     1            434.68      40,000.00
331-02  802965376   ANDERSON COLLIN               54,400.00     1            528.37      54,381.63
331-02  802965475   MILLER WONDA T.               64,350.00     1            600.70      64,325.77
331-02  802965616   BRIDGER SANDRA                65,600.00     7            587.84      65,600.00
331-02  802965954   TOWERY KELLEY C               72,000.00     1            713.01      72,000.00
331-02  802966077   ROHRBACH THOMAS J             78,000.00     1            787.34      78,000.00
331-02  802966424   OWENS MELVIN                  93,500.00     1            979.78      93,474.70
331-02  802966598   KERSHNER BRIAN                93,500.00     1            846.56      93,423.33
331-02  802966739   COOKS IVORY S JR             232,500.00     2          2,170.34     232,500.00
331-02  802966879   KINNEY JAMES B                77,425.00     1            781.54      77,425.00
331-02  802966911   MILLER FRANCES E              67,500.00     7            694.31      67,480.69
331-02  802967513   CHRISTIAN TIMOTHY             27,200.00     1            290.29      27,200.00
331-02  802967612   RESCH JAMES J. JR            126,400.00     1          1,227.67     126,400.00
331-02  802967877   AUDISHO RAFI                  64,400.00     1            565.16      64,400.00
331-02  802968420   AHMED FAZAL                  276,250.00     5          2,762.06     276,250.00
331-02  802968446   HALSTEAD MICHAEL              35,200.00     1            375.67      35,200.00
331-02  802969063   KAUFFMAN PEGGY J              76,000.00     7            632.13      75,961.62
331-02  802970442   ARISMAN THOMAS A              65,700.00     7            638.12      65,700.00
331-02  802970509   ROBERTS ALBERT J              86,400.00     1            964.21      86,361.37
331-02  802970939   FISHER DONNA L                60,000.00     1            521.01      60,000.00
331-02  802971473   ROSS FRED W                   86,250.00     1            870.62      86,250.00
331-02  802972281   MARTIN LORNA                  72,250.00     1            729.30      72,250.00
331-02  802972836   HONORE ROSANA                 98,175.00     3          1,028.77      98,175.00
331-02  802973016   STEELE FLODERIA               85,500.00     1            726.74      85,500.00
331-02  802973115   SCARLETT WINSTON N           274,500.00     3          2,666.11     274,407.33
331-02  802973727   ELLINWOOD DAVID SCOTT        525,000.00     1          4,851.51     525,000.00
331-02  802973784   MAGLOTHIN PATRICIA            40,800.00     1            435.44      40,800.00
331-02  802974295   BERENGUEL LAURENCIO           55,250.00     1            578.96      55,250.00
331-02  802974311   STANTON KATHY J              209,900.00     1          1,900.45     209,727.88
331-02  802974436   BUTLER MICHAEL                46,900.00     1            551.07      46,900.00
331-02  802974709   KOCH-CRAVENS JOYCE            30,200.00     1            313.55      30,200.00
331-02  802974824   ROSA JOSE SIMEON              94,500.00     1            944.85      94,470.62
331-02  802975151   JACKSON PHILLIP               37,050.00     3            366.90      37,050.00
331-02  802975375   JOHNSON TIMOTHY W             49,800.00     1            521.85      49,800.00
331-02  802975813   POWELL SABRINA               114,750.00     1          1,258.16     114,723.01
331-02  802976415   NALLS KENNETH                 68,000.00     1            559.42      68,000.00
331-02  802976589   KING KEVIN                    61,200.00     1            559.82      61,200.00
331-02  802976621   BELL ALFRED D                104,000.00     1          1,109.95     103,973.38
331-02  802976720   THACKURDEEN SANDRA           248,500.00     1          2,437.20     248,500.00
331-02  802976894   CAMPBELL DEVON P              73,500.00     1            763.11      73,500.00
331-02  802976910   BEARDSLEY MICHAEL            131,700.00     1          1,329.39     131,700.00
331-02  802977124   CLEMANS BRIAN                 56,000.00     7            543.91      56,000.00
331-02  802977322   MORI JONATHAN                250,800.00     1          2,676.69     250,735.86
331-02  802977371   ANDERSON JOETTE L             54,400.00     1            467.38      54,400.00
331-02  802978569   BILSON TIFFANY M.             75,780.00     7            596.16      75,736.40
331-02  802978601   REINHARDT KATHLEEN E          88,200.00     1            790.36      88,163.02
331-02  802979302   ODWIN-JENKIN SIMONE M        192,591.00     1          1,779.73     192,516.50
331-02  802980102   ALTMAN WINONA                156,400.00     1          1,272.52     156,089.29
331-02  802980284   NIGHTINGALE FRANK             63,000.00     1            629.90      63,000.00
331-02  802981464   LONDON VIVIAN                157,500.00     3          1,470.23     157,440.71
331-02  802982405   FERGUSON DAVID A             342,000.00     1          2,906.96     342,000.00
331-02  802982686   GARCIA DEBRA                  69,600.00     5            676.00      69,576.50
331-02  802982843   FROST ROBERT L SR             86,450.00     1            839.66      86,450.00
331-02  802983494   DIAMOND DONNA J               62,400.00     1            653.89      62,366.05
331-02  802983676   INDELICATO LOUIS             110,000.00     1          1,037.18     110,000.00
331-02  802983999   HERNANDEZ GUILLERMIN          59,500.00     1            583.55      59,500.00

                    Original      Next      Current   Property
                      LTV       Adjustment  Mortgage   Value at       Owner
Pool ID  Account     Ratio         Date       Rate   Origination    Occupied
-----------------------------------------------------------------------------
331-02  802958223    64.9      02/01/2002   11.000      135,000.00     N
331-02  802958363    80.0      03/01/2002   10.875       69,000.00     Y
331-02  802959031    85.0      03/01/2002   11.375       69,000.00     Y
331-02  802959494    69.9      01/01/2002   11.000      300,000.00     Y
331-02  802959502    90.0      01/01/2003    9.750      185,000.00     Y
331-02  802959825    89.9      02/01/2002   10.500      147,500.00     Y
331-02  802960559    80.0      02/01/2002   10.625      115,000.00     Y
331-02  802961821    90.0      01/01/2002   11.500      195,000.00     Y
331-02  802961938    90.0      02/01/2002   10.375      100,000.00     Y
331-02  802962720    80.0      02/01/2002   13.375       72,000.00     Y
331-02  802962928    64.7      02/01/2002   11.500      160,500.00     Y
331-02  802962944    75.0      02/01/2002    9.625       75,500.00     Y
331-02  802963132    80.0      01/01/2002   13.875       74,500.00     Y
331-02  802963561    85.0      02/01/2002   13.125       48,000.00     Y
331-02  802963785    62.9      02/01/2002   11.500       98,000.00     Y
331-02  802963827    85.0      02/01/2002   11.750       58,000.00     Y
331-02  802963918    73.4      02/01/2002   12.250       96,500.00     Y
331-02  802964346    75.0      02/01/2002   11.000      116,000.00     N
331-02  802964585    55.5      03/01/2002    9.875      225,000.00     Y
331-02  802965103    55.0      03/01/2002   11.875       37,000.00     N
331-02  802965368    61.5      02/01/2003   12.750       65,000.00     N
331-02  802965376    80.0      02/01/2002   11.250       68,000.00     Y
331-02  802965475    90.0      01/01/2002   10.750       71,500.00     Y
331-02  802965616    80.0      02/01/2002   10.250       82,000.00     Y
331-02  802965954    90.0      02/01/2002   11.500       80,000.00     Y
331-02  802966077    74.2      02/01/2003   11.750      105,000.00     Y
331-02  802966424    85.0      02/01/2002   12.250      110,000.00     Y
331-02  802966598    85.0      02/01/2002   10.375      110,000.00     Y
331-02  802966739    75.0      02/01/2002   10.750      310,000.00     Y
331-02  802966879    81.5      02/01/2002   11.750       95,000.00     Y
331-02  802966911    75.0      02/01/2003   12.000       90,000.00     Y
331-02  802967513    80.0      02/01/2002   12.500       34,000.00     Y
331-02  802967612    80.0      03/01/2002   11.250      158,000.00     Y
331-02  802967877    70.0      02/01/2002   10.000       92,000.00     Y
331-02  802968420    85.0      02/01/2003   11.625      325,000.00     Y
331-02  802968446    80.0      03/01/2002   12.500       44,000.00     Y
331-02  802969063    80.0      02/01/2003    9.375       95,000.00     Y
331-02  802970442    90.0      02/01/2002   11.250       73,000.00     Y
331-02  802970509    80.0      01/01/2003   13.125      108,000.00     Y
331-02  802970939    80.0      02/01/2002    9.875       75,000.00     N
331-02  802971473    75.0      02/01/2002   11.750      115,000.00     N
331-02  802972281    85.0      03/01/2002   11.750       85,000.00     Y
331-02  802972836    85.0      02/01/2002   12.250      115,500.00     Y
331-02  802973016    87.2      03/01/2002    9.625       98,000.00     Y
331-02  802973115    90.0      02/01/2003   11.250      305,000.00     Y
331-02  802973727    70.0      02/01/2003   10.625      750,000.00     Y
331-02  802973784    80.0      02/01/2002   12.500       51,000.00     Y
331-02  802974295    85.0      02/01/2002   12.250       65,000.00     Y
331-02  802974311    89.9      01/01/2002   10.375      233,295.00     Y
331-02  802974436    80.8      02/01/2003   13.875       58,000.00     Y
331-02  802974709    54.9      02/01/2003   12.125       55,000.00     N
331-02  802974824    90.0      01/01/2003   11.625      105,000.00     Y
331-02  802975151    65.0      03/01/2002   11.500       57,000.00     Y
331-02  802975375    84.8      02/01/2002   12.250       58,700.00     Y
331-02  802975813    85.0      02/01/2002   12.875      135,000.00     Y
331-02  802976415    80.0      02/01/2002    9.250       85,000.00     Y
331-02  802976589    90.0      02/01/2003   10.500       68,000.00     Y
331-02  802976621    80.0      02/01/2002   12.500      130,000.00     Y
331-02  802976720    70.0      02/01/2002   11.375      355,000.00     Y
331-02  802976894    70.0      02/01/2002   12.125      105,000.00     Y
331-02  802976910    84.9      02/01/2002   11.750      155,000.00     Y
331-02  802977124    89.9      03/01/2002   11.250       62,227.00     Y
331-02  802977322    85.8      02/01/2002   12.500      292,000.00     Y
331-02  802977371    80.0      02/01/2002    9.750       68,000.00     N
331-02  802978569    90.0      02/01/2002    8.750       84,200.00     Y
331-02  802978601    90.0      01/01/2002   10.250       98,000.00     Y
331-02  802979302    90.0      01/01/2002   10.625      213,990.00     Y
331-02  802980102    85.0      02/01/2002    9.125      184,000.00     Y
331-02  802980284    90.0      02/01/2002   11.625       70,000.00     Y
331-02  802981464    90.0      02/01/2002   10.750      175,000.00     Y
331-02  802982405    90.0      02/01/2002    9.625      380,000.00     Y
331-02  802982686    80.0      01/01/2003   11.250       87,000.00     Y
331-02  802982843    65.0      03/01/2002   11.250      133,000.00     Y
331-02  802983494    80.0      02/01/2002   12.250       78,000.00     Y
331-02  802983676    61.1      02/01/2002   10.875      180,000.00     Y
331-02  802983999    85.0      03/01/2002   11.375       70,000.00     Y

ALLIANCE FUNDING                                                PAGE 24 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                 Principal    Type of     Scheduled   Cut-off Date
                                                 Balance at  Mortgaged     Payment      Principal
Pool ID  Account       Name                     Origination  Property    Int & Prin      Balance
---------------------------------------------------------------------------------------------------
331-02  802984260   RODRIGUEZ IDAMARIE            74,700.00     4            676.34      74,700.00
331-02  802984567   PAPANIKOLAW JAMES G          221,000.00     1          2,167.49     221,000.00
331-02  802984682   SINDORF JAY R                132,600.00     1          1,363.94     132,562.06
331-02  802984914   MAXWELL MICHAEL W            116,910.00     1            919.73     116,842.74
331-02  802984989   FESTA ELLIOT J JR            112,000.00     1            972.55     111,949.12
331-02  802985168   PACHECO JOSE A                63,900.00     1            645.01      63,900.00
331-02  802985556   KNOWLTON EDWARD               60,000.00     1            594.17      59,980.83
331-02  802985648   PETERKIN ALICE M              48,750.00     7            520.29      48,737.52
331-02  802985697   PICHARDO JOSE                243,900.00     1          2,231.05     243,705.31
331-02  802985986   BACHMAN LAURENCE E.           63,900.00     1            681.98      63,900.00
331-02  802986000   MAYWEATHER DOROTHY J          52,700.00     1            511.85      52,700.00
331-02  802986620   BARNETT LAWANDA               53,550.00     1            540.54      53,517.45
331-02  802987354   KNALL ROXANNE                280,000.00     1          2,613.75     279,788.22
331-02  802987826   JAUME NELSON R               297,500.00     1          3,060.12     297,414.88
331-02  802989657   JOHNSON ARLENE                29,750.00     1            311.75      29,733.82
331-02  802989822   WEST CHAD C.                  68,000.00     7            752.22      67,968.73
331-02  802990622   PERRY CLARA BELL              52,000.00     1            554.97      52,000.00
331-02  802992529   AREVALO MENCELL              103,500.00     1            966.15     103,461.04
331-02  802993428   HENDERSON DAVID LEE           63,900.00     1            560.77      63,843.22
331-02  802993527   LEWIS MICHAEL                 91,800.00     7            882.91      91,800.00
331-02  802994376   GALLNER RICKY E               52,000.00     1            565.08      51,974.71
331-02  802994913   HARPER MICHAEL D              51,000.00     3            534.43      51,000.00
331-02  802995084   GAYLER JILL A                 66,800.00     1            561.69      66,800.00
331-02  802995944   STEPHENS ILLANA               40,000.00     1            365.90      40,000.00
331-02  802996496   OLIVEIRA CHRISTINE            68,000.00     3            712.57      68,000.00
331-02  802996587   CLOUSE KITTY M                89,600.00     3            794.59      89,522.49
331-02  802996876   WASHINGTON DORIS              90,400.00     1            982.37      90,333.69
331-02  802997312   LEWIS HUGH                    42,500.00     1            441.25      42,488.18
331-02  802998104   SKINNER MICHAEL K             98,600.00     3          1,033.23      98,600.00
331-02  802998518   TAYLOR LILLIE                 41,000.00     1            363.60      41,000.00
331-02  802998781   WEIBLEY EDWARD R              65,700.00     1            600.98      65,700.00
331-02  802998864   STEPP KENNETH A              110,610.00     1          1,011.79     110,566.05
331-02  802999128   MERRITT DAWN D                80,750.00     7            791.97      80,750.00
331-02  802999144   BURNS ANGELA D                82,400.00     1            968.19      82,400.00
331-02  803000058   VALLONE DONNA L               52,700.00     1            516.86      52,682.69
331-02  803000181   VARDAMAN TODD A               46,400.00     1            477.28      46,400.00
331-02  803000314   JOHNSON BARBARA E             93,600.00     1            909.10      93,600.00
331-02  803001007   KASPER MICHAEL J             135,000.00     1          1,172.27     134,938.67
331-02  803001551   PAINTER JOHN D                92,000.00     1          1,044.74      92,000.00
331-02  803001726   GOODELL GALEN                126,000.00     1          1,247.77     126,000.00
331-02  803003243   LOPEZ TOMAS H                 89,479.00     7            843.69      89,479.00
331-02  803003375   UNGLESBEE RALPH D             84,500.00     1            836.80      84,500.00
331-02  803003599   BEAVERS CHERYL D              73,600.00     1            785.50      73,600.00
331-02  803003623   HAYNES TERRY L                29,750.00     1            274.92      29,750.00
331-02  803003888   FORBES-BROWN STEPHANIE        35,120.00     1            314.71      35,120.00
331-02  803004027   FERGUSON ANNA L               45,500.00     5            459.28      45,500.00
331-02  803004043   MORGAN J WAYNE                98,500.00     1            975.44      98,468.52
331-02  803005016   BEHARRY DHANRAJ               49,500.00     1            452.80      49,500.00
331-02  803005214   MACHADO ANTHONY M             56,950.00     1            553.13      56,950.00
331-02  803006105   CHOATE PETER H               132,800.00     1          1,417.32     132,800.00
331-02  803006139   JAZWINSKI PETER F            158,400.00     1          1,644.58     158,400.00
331-02  803006212   HANSEN KATHLEEN M            144,500.00     3          1,514.21     144,500.00
331-02  803006311   ELCOCK CAROL                  60,000.00     1            640.35      60,000.00
331-02  803006931   GOMEZ RADHAMES                94,800.00     1            966.01      94,772.11
331-02  803007103   CASAS FERNANDO               107,875.00     8          1,182.78     107,849.63
331-02  803007814   ASHBROOK RICHARD L            72,250.00     1            799.23      72,250.00
331-02  803008358   PILOTO-PILKA TERESITA         68,000.00     1            719.15      68,000.00
331-02  803008721   STEPHENS VERONICA             86,700.00     1            908.53      86,700.00
331-02  803009265   JABS ROGER                    85,600.00     1            913.57      85,600.00
331-02  803009331   WILBUR BILL M                 43,300.00     4            495.96      43,300.00
331-02  803009984   ORTEGA JOHN                   48,000.00     1            489.12      47,985.88
331-02  803010115   CURTIS CLIFFORD D             71,200.00     7            794.58      71,200.00
331-02  803010131   ORTEGA LOUISE                 38,200.00     1            400.30      38,200.00
331-02  803011238   SAVAGE VERNON L               41,400.00     1            378.70      41,400.00
331-02  803011386   JONES ALAN W                 156,000.00     3          1,397.92     155,934.58
331-02  803012723   JOINS DEANGELO                59,500.00     1            623.50      59,500.00
331-02  803013051   PETERSEN DEBORAH E           454,750.00     1          3,823.78     454,750.00
331-02  803014810   HUTCHINSON JAMES D            99,200.00     1            963.49      99,200.00
331-02  803014844   JACKSON ROY C                 63,750.00     1            501.52      63,750.00
331-02  803015114   SANTIAGO JENIKA               28,125.00     1            278.52      28,116.01
331-02  803015189   HOLDEN TROY A                 50,900.00     1            513.79      50,884.61
331-02  803015767   KRUIZE PRISCILLA              78,750.00     1            787.37      78,700.80
331-02  803016518   MCINTOSH ROBERT W            100,800.00     1            856.79     100,800.00
331-02  803016898   WITHERSPOON JOYCE             55,575.00     1            550.35      55,575.00
331-02  803017052   MYERS CHARLES B               32,500.00     1            315.66      32,500.00
331-02  803017235   HELMS ESTHER                  26,650.00     1            263.91      26,641.49

                    Original      Next      Current   Property
                      LTV       Adjustment  Mortgage   Value at       Owner
Pool ID  Account     Ratio         Date       Rate   Origination    Occupied
-----------------------------------------------------------------------------
331-02  802984260    90.0      02/01/2002   10.375       83,000.00     Y
331-02  802984567    85.0      02/01/2002   11.375      260,000.00     Y
331-02  802984682    85.0      01/01/2002   12.000      156,000.00     Y
331-02  802984914    90.0      02/01/2002    8.750      129,900.00     Y
331-02  802984989    79.7      01/01/2002    9.875      140,500.00     Y
331-02  802985168    90.0      02/01/2002   11.750       71,000.00     Y
331-02  802985556    27.2      02/01/2002   11.500      220,000.00     Y
331-02  802985648    75.0      02/01/2002   12.500       65,000.00     Y
331-02  802985697    90.0      01/01/2002   10.500      271,000.00     Y
331-02  802985986    79.9      03/01/2002   12.500       79,900.00     Y
331-02  802986000    85.0      02/01/2002   11.250       62,000.00     Y
331-02  802986620    85.0      03/01/2002   11.750       63,000.00     Y
331-02  802987354    42.8      01/01/2002   10.750      654,000.00     Y
331-02  802987826    85.0      01/01/2002   12.000      350,000.00     Y
331-02  802989657    85.0      02/01/2003   12.250       35,000.00     Y
331-02  802989822    80.0      02/01/2002   13.000       85,000.00     Y
331-02  802990622    80.0      02/01/2002   12.500       65,000.00     Y
331-02  802992529    90.0      02/01/2002   10.750      115,000.00     Y
331-02  802993428    90.0      02/01/2003   10.000       71,000.00     Y
331-02  802993527    85.0      02/01/2003   11.125      108,000.00     Y
331-02  802994376    80.0      02/01/2003   12.750       65,000.00     Y
331-02  802994913    85.0      02/01/2002   12.250       60,000.00     Y
331-02  802995084    69.5      02/01/2003    9.500       96,000.00     Y
331-02  802995944    80.0      02/01/2003   10.500       50,000.00     N
331-02  802996496    85.0      03/01/2002   12.250       80,000.00     Y
331-02  802996587    80.0      02/01/2003   10.125      112,000.00     Y
331-02  802996876    80.0      02/01/2002   12.750      113,000.00     Y
331-02  802997312    83.3      02/01/2002   12.125       51,000.00     Y
331-02  802998104    85.0      02/01/2003   12.250      116,000.00     Y
331-02  802998518    41.8      02/01/2002   10.125       98,000.00     Y
331-02  802998781    90.0      02/01/2003   10.500       73,000.00     Y
331-02  802998864    90.0      02/01/2002   10.500      122,900.00     Y
331-02  802999128    85.0      02/01/2002   11.375       95,000.00     Y
331-02  802999144    80.0      02/01/2003   13.875      103,000.00     Y
331-02  803000058    85.0      02/01/2002   11.375       62,000.00     Y
331-02  803000181    77.3      03/01/2002   12.000       60,000.00     Y
331-02  803000314    65.0      02/01/2002   11.250      144,000.00     Y
331-02  803001007    84.3      03/01/2002    9.875      160,000.00     Y
331-02  803001551    80.0      02/01/2002   13.375      115,000.00     Y
331-02  803001726    63.0      02/01/2002   11.500      200,000.00     Y
331-02  803003243    86.8      02/01/2002   10.875      103,000.00     Y
331-02  803003375    65.0      02/01/2002   11.500      130,000.00     Y
331-02  803003599    80.0      03/01/2002   12.500       92,000.00     Y
331-02  803003623    85.0      02/01/2002   10.625       35,000.00     Y
331-02  803003888    80.0      02/01/2002   10.250       43,900.00     N
331-02  803004027    65.0      03/01/2003   11.750       70,000.00     N
331-02  803004043    54.1      02/01/2002   11.500      182,000.00     Y
331-02  803005016    89.9      02/01/2002   10.500       55,051.00     Y
331-02  803005214    85.0      03/01/2002   11.250       67,000.00     Y
331-02  803006105    80.0      03/01/2002   12.500      166,000.00     Y
331-02  803006139    80.0      02/01/2002   12.125      198,000.00     Y
331-02  803006212    85.0      02/01/2002   12.250      170,000.00     Y
331-02  803006311    80.0      02/01/2002   12.500       75,000.00     Y
331-02  803006931    71.8      02/01/2002   11.875      132,000.00     Y
331-02  803007103    79.9      01/01/2002   12.875      134,847.00     Y
331-02  803007814    85.0      02/01/2003   13.000       85,000.00     Y
331-02  803008358    80.0      02/01/2002   12.375       85,000.00     Y
331-02  803008721    85.0      03/01/2002   12.250      102,000.00     Y
331-02  803009265    80.0      02/01/2002   12.500      107,000.00     Y
331-02  803009331    84.9      02/01/2002   13.500       51,000.00     Y
331-02  803009984    80.0      02/01/2003   11.875       60,000.00     Y
331-02  803010115    80.0      02/01/2002   13.125       89,000.00     Y
331-02  803010131    84.8      02/01/2002   12.250       45,000.00     Y
331-02  803011238    90.0      02/01/2002   10.500       46,000.00     Y
331-02  803011386    80.0      02/01/2002   10.250      195,000.00     Y
331-02  803012723    85.0      02/01/2002   12.250       70,000.00     Y
331-02  803013051    85.0      02/01/2002    9.500      535,000.00     Y
331-02  803014810    80.0      03/01/2002   11.250      124,000.00     Y
331-02  803014844    85.0      03/01/2002    8.750       75,000.00     Y
331-02  803015114    75.0      02/01/2002   11.500       37,500.00     Y
331-02  803015189    84.9      02/01/2002   11.750       59,900.00     Y
331-02  803015767    63.0      02/01/2002   11.625      125,000.00     Y
331-02  803016518    90.0      02/01/2002    9.625      112,000.00     Y
331-02  803016898    65.0      03/01/2002   11.500       85,500.00     Y
331-02  803017052    65.0      03/01/2002   11.250       50,000.00     Y
331-02  803017235    65.0      02/01/2002   11.500       41,000.00     Y

ALLIANCE FUNDING                                                PAGE 25 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                 Principal    Type of     Scheduled   Cut-off Date
                                                 Balance at  Mortgaged     Payment      Principal
Pool ID  Account       Name                     Origination  Property    Int & Prin      Balance
---------------------------------------------------------------------------------------------------
331-02  803017268   SIMMONS DONALD                44,200.00     1            404.31      44,200.00
331-02  803017383   REYNOLDS ANALENE             202,700.00     1          1,797.59     201,596.19
331-02  803017391   FIGUEROA ROBERTO I            19,125.00     1            174.94      19,125.00
331-02  803017953   CALDERON JOSE M               67,490.00     1            707.23      67,434.63
331-02  803018134   SMITH MARIO C                185,000.00     1          1,726.94     185,000.00
331-02  803018324   GILLESPIE TODD                57,375.00     7            546.40      57,375.00
331-02  803018506   VOYER PAUL L                  90,780.00     1          1,021.98      90,780.00
331-02  803018662   ALSTON JESSE                  80,000.00     1            853.81      79,979.52
331-02  803019207   SNOW MAURICE J               102,300.00     1            945.35     102,300.00
331-02  803020197   WAGSTAFF CHARLES C            26,000.00     1            262.45      26,000.00
331-02  803020999   KEEBY THEODORE W JR           25,776.00     1            212.05      25,776.00
331-02  803021617   BAUMGARTNER SAUNA            132,300.00     1          1,161.03     132,300.00
331-02  803023076   SMITH CARMISHA L              66,300.00     1            720.48      66,300.00
331-02  803023795   HARRIS JOHN CHRISTOPHE        48,000.00     1            512.28      48,000.00
331-02  803024074   JOHNSON RUTH A                43,500.00     7            450.14      43,500.00
331-02  803024587   WILSON MELISSA C             155,700.00     7          1,453.43     155,700.00
331-02  803024876   DENNIS LEON                   54,460.00     1            467.90      54,434.59
331-02  803025022   COTTEN THOMAS I               30,000.00     1            274.42      29,988.08
331-02  803025253   LOSTER ROBERT                 64,000.00     1            670.65      64,000.00
331-02  803025295   NEAL JASON                   168,000.00     1          1,776.71     168,000.00
331-02  803025360   GALLEGO MIGUEL                78,500.00     1            792.39      78,500.00
331-02  803026731   VIETMEIER MARVIN L            42,000.00     1            403.95      42,000.00
331-02  803027366   NORRIS ANTHONY                59,200.00     1            530.49      59,200.00
331-02  803028026   MACKLIN WANDA                 46,700.00     1            489.37      46,700.00
331-02  803028224   JOHNSON ALLAN W JR            51,300.00     1            450.19      51,300.00
331-02  803028711   JASON JANELLE                 51,800.00     1            488.42      51,800.00
331-02  803028893   VARGAS MANUEL F              206,500.00     4          1,793.14     206,406.18
331-02  803029701   TAPIA JOSE                    65,700.00     1            552.44      65,700.00
331-02  803029867   PEDREGON IRENE               135,200.00     1          1,262.07     135,200.00
331-02  803030253   HUGHES EVELYN                 50,000.00     7            452.70      50,000.00
331-02  803031335   NEIDLINGER ROBERTA A          62,050.00     1            585.06      62,027.27
331-02  803032069   KEYES MARK A                  68,000.00     1            712.57      67,981.60
331-02  803032796   STILWELL CHRISTOPHE           71,100.00     1            663.71      71,100.00
331-02  803033497   COLLINS JOSEPH J              41,625.00     3            388.56      41,625.00
331-02  803033612   PARKS JOAN D HEARN           243,000.00     1          2,546.39     243,000.00
331-02  803033695   MCLEOD MICHAEL W              48,750.00     1            473.49      48,750.00
331-02  803034958   UHLHORN CHRISTINE M           85,500.00     1            734.58      85,500.00
331-02  803035054   ANDERSON HELEN B              86,100.00     8            731.84      86,100.00
331-02  803035138   VIZCARRA RENE J              129,200.00     1          1,133.82     129,085.22
331-02  803036573   SMITH DARRYL                 140,000.00     3          1,215.69     140,000.00
331-02  803036722   LIGHT ROBERT D                89,250.00     1            935.25      89,250.00
331-02  803036938   JONES HELEN GRACE             76,500.00     1            728.53      76,417.41
331-02  803037233   VINYARD LINDA D               72,000.00     1            611.99      72,000.00
331-02  803037712   JONES JOHNNY                  91,800.00     7            865.57      91,766.37
331-02  803037860   DUNHAM KINGDON JOHN          135,000.00     1          1,159.86     135,000.00
331-02  803037886   ZIMMERMAN MICHAEL D           52,000.00     7            544.91      52,000.00
331-02  803037902   HICKEY BRIAN                  66,400.00     1            676.62      66,400.00
331-02  803038793   KOSMISKY CAROL                30,375.00     1            283.54      30,375.00
331-02  803040690   MCKECHNIE IAM                 73,800.00     1            607.13      73,800.00
331-02  803040880   BLOCK TONYA A                 59,200.00     1            631.82      59,200.00
331-02  803042282   MORALES JOSE                  81,900.00     1            756.84      81,804.11
331-02  803043744   ROGERS WILLIAM               165,600.00     1          1,703.38     165,600.00
331-02  803045533   PEOPLES JAMES T               93,500.00     1            872.80      93,429.29
331-02  803045582   HENDERSON LUSSETTIE           77,000.00     1            755.19      77,000.00
331-02  803045822   SEARCY HELEN FAITH            78,750.00     1            802.46      78,750.00
331-02  803046770   DYCHE GARTH                  105,000.00     3            892.49     105,000.00
331-02  803048206   GOLDING FAITH                129,600.00     1          1,209.79     129,600.00
331-02  803048321   KENNY ELAINE M                63,450.00     1            616.27      62,833.73
331-02  803048750   BROWN LUM E JR                26,100.00     1            309.25      26,095.25
331-02  803049790   GREEK MICHAEL D               78,750.00     1            705.68      78,750.00
331-02  803049873   FAULK TERRY                   62,320.00     1            653.05      62,320.00
331-02  803050012   SUCATO DIANE K               480,000.00     1          4,345.95     480,000.00
331-02  803050087   AMPARO CARMEN M               18,900.00     2            190.78      18,900.00
331-02  803050301   SALAZAR JOSE V               106,200.00     5            981.40     106,158.91
331-02  803051002   VANDERFORD ROY                96,000.00     1            987.47      96,000.00
331-02  803051317   MITCHELL SCOTT M              83,000.00     1            587.47      83,000.00
331-02  803052687   KENNAMER CINDY A              59,415.00     1            616.87      59,415.00
331-02  803052794   TRASK MICHAEL P               61,750.00     1            611.50      61,750.00
331-02  803053461   DECKER GARY W                 94,350.00     1            819.29      94,350.00
331-02  803054147   JENKINS DEBRA                 41,600.00     1            415.93      41,600.00
331-02  803055144   HOTT JANIS A                  60,000.00     1            543.24      60,000.00
331-02  803055326   JOHNSON JOHN A                76,500.00     1            643.25      76,500.00
331-02  803058874   CONSTANCE THOMAS C            66,400.00     1            663.89      66,379.36
331-02  803060227   SMITH STEVIE                  58,650.00     1            558.54      58,629.09
331-02  803060508   CALDWELL CURTIS R             22,100.00     1            225.20      22,100.00
331-02  803060672   EVANS STACEY D                60,000.00     1            634.54      60,000.00

                    Original      Next      Current   Property
                      LTV       Adjustment  Mortgage   Value at       Owner
Pool ID  Account     Ratio         Date       Rate   Origination    Occupied
-----------------------------------------------------------------------------
331-02  803017268    65.0      03/01/2002   10.500       68,000.00     Y
331-02  803017383    69.8      02/01/2003   10.125      290,000.00     Y
331-02  803017391    75.0      02/01/2002   10.500       25,500.00     N
331-02  803017953    85.0      02/01/2003   12.250       79,400.00     Y
331-02  803018134    89.9      02/01/2002   10.750      205,630.00     Y
331-02  803018324    75.0      02/01/2002   11.000       76,500.00     Y
331-02  803018506    85.0      02/01/2002   13.250      106,800.00     Y
331-02  803018662    80.0      02/01/2002   12.500      100,000.00     Y
331-02  803019207    74.9      02/01/2002   10.625      136,500.00     Y
331-02  803020197    65.0      03/01/2003   11.750       40,000.00     Y
331-02  803020999    84.9      02/01/2002    9.250       30,325.00     Y
331-02  803021617    90.0      02/01/2003   10.000      147,000.00     Y
331-02  803023076    85.0      02/01/2002   12.750       78,000.00     Y
331-02  803023795    80.0      03/01/2002   12.500       60,000.00     Y
331-02  803024074    75.0      03/01/2002   11.750       58,000.00     Y
331-02  803024587    90.0      03/01/2002   10.750      173,000.00     Y
331-02  803024876    70.0      02/01/2003    9.750       77,800.00     Y
331-02  803025022    66.6      03/01/2002   10.500       45,000.00     N
331-02  803025253    80.0      02/01/2003   12.250       80,000.00     Y
331-02  803025295    80.0      02/01/2002   12.375      210,000.00     Y
331-02  803025360    74.7      02/01/2003   11.750      105,000.00     Y
331-02  803026731    54.5      02/01/2002   11.125       77,000.00     Y
331-02  803027366    80.0      03/01/2003   10.250       74,000.00     Y
331-02  803028026    84.9      02/01/2002   12.250       55,000.00     Y
331-02  803028224    90.0      03/01/2003   10.000       57,000.00     Y
331-02  803028711    84.9      02/01/2002   10.875       61,000.00     Y
331-02  803028893    84.9      02/01/2002    9.875      243,000.00     Y
331-02  803029701    90.0      03/01/2002    9.500       73,000.00     Y
331-02  803029867    80.0      03/01/2003   10.750      169,000.00     Y
331-02  803030253    40.0      02/01/2002   10.375      125,000.00     Y
331-02  803031335    85.0      02/01/2002   10.875       73,000.00     Y
331-02  803032069    79.0      02/01/2003   12.250       86,000.00     Y
331-02  803032796    90.0      02/01/2002   10.750       79,000.00     Y
331-02  803033497    75.0      03/01/2002   10.750       55,500.00     N
331-02  803033612    75.9      02/01/2002   12.250      320,000.00     Y
331-02  803033695    65.0      03/01/2002   11.250       75,000.00     Y
331-02  803034958    90.0      02/01/2002    9.750       95,000.00     Y
331-02  803035054    70.0      02/01/2003    9.625      123,000.00     Y
331-02  803035138    85.0      03/01/2003   10.000      152,000.00     Y
331-02  803036573    80.0      03/01/2002    9.875      175,000.00     Y
331-02  803036722    85.0      02/01/2002   12.250      105,000.00     Y
331-02  803036938    85.0      02/01/2002   11.000       90,000.00     Y
331-02  803037233    59.0      03/01/2003    9.625      122,000.00     Y
331-02  803037712    85.0      02/01/2002   10.875      108,000.00     Y
331-02  803037860    75.0      02/01/2003    9.750      180,000.00     Y
331-02  803037886    80.0      03/01/2002   12.250       65,000.00     Y
331-02  803037902    80.0      03/01/2002   11.875       83,000.00     Y
331-02  803038793    90.0      02/01/2002   10.750       33,750.00     Y
331-02  803040690    90.0      03/01/2002    9.250       82,000.00     Y
331-02  803040880    80.0      02/01/2002   12.500       74,000.00     Y
331-02  803042282    90.0      12/01/2001   10.625       91,000.00     Y
331-02  803043744    75.7      03/01/2003   12.000      218,583.00     Y
331-02  803045533    85.0      03/01/2002   10.750      110,000.00     Y
331-02  803045582    84.1      02/01/2002   11.375       91,500.00     Y
331-02  803045822    75.0      03/01/2002   11.875      105,000.00     Y
331-02  803046770    75.0      02/01/2002    9.625      140,000.00     Y
331-02  803048206    80.0      02/01/2003   10.750      162,000.00     Y
331-02  803048321    90.0      02/01/2003   11.250       70,500.00     Y
331-02  803048750    50.0      02/01/2003   14.000       52,200.00     N
331-02  803049790    90.0      03/01/2003   10.250       87,500.00     Y
331-02  803049873    80.0      02/01/2003   12.250       77,900.00     Y
331-02  803050012    80.0      02/01/2003   10.375      600,000.00     Y
331-02  803050087    70.0      02/01/2002   11.750       27,000.00     Y
331-02  803050301    90.0      01/01/2003   10.625      118,000.00     Y
331-02  803051002    80.0      03/01/2003   12.000      120,000.00     Y
331-02  803051317    66.4      03/01/2003    7.625      125,000.00     Y
331-02  803052687    85.0      02/01/2002   12.125       69,900.00     Y
331-02  803052794    64.6      03/01/2002   11.500       95,500.00     Y
331-02  803053461    85.0      03/01/2002    9.875      111,000.00     Y
331-02  803054147    74.9      02/01/2002   11.625       55,500.00     Y
331-02  803055144    70.5      03/01/2002   10.375       85,000.00     Y
331-02  803055326    90.0      03/01/2002    9.500       85,000.00     Y
331-02  803058874    80.0      02/01/2002   11.625       83,000.00     Y
331-02  803060227    85.0      02/01/2002   11.000       69,000.00     Y
331-02  803060508    65.0      03/01/2002   11.875       34,000.00     N
331-02  803060672    80.0      03/01/2002   12.375       75,000.00     Y

ALLIANCE FUNDING                                                PAGE 26 3/29/00
A DIVISION OF SUPERIOR BANK FSB

                            SALE SCHEDULE A - GROUP 2
    2000-1 INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 3/28/2000

                                                 Principal    Type of     Scheduled   Cut-off Date
                                                 Balance at  Mortgaged     Payment      Principal
Pool ID  Account       Name                     Origination  Property    Int & Prin      Balance
---------------------------------------------------------------------------------------------------
331-02  803060953   RIST EDMUND                   32,300.00     1            332.24      32,300.00
331-02  803060987   SNELL RON H                  145,000.00     1          1,491.49     145,000.00
331-02  803062991   HEDGPETH JANET M              72,000.00     1            665.35      72,000.00
331-02  803063031   HAYS KENNETH E                84,000.00     5            737.17      83,962.83
331-02  803063122   BROWN PATRICIA E              76,125.00     8            775.71      76,102.61
331-02  803065127   YOUNG JAMES W                 97,750.00     1            903.30      97,750.00
331-02  803065804   MILLER ROBERT H               45,000.00     7            520.27      45,000.00
331-02  803067461   ARTHUR MICHAEL C             100,500.00     8            995.24     100,500.00
331-02  803068345   BOWLING KEVIN R               33,400.00     1            308.65      33,091.35
331-02  803068790   JENKINS SANDY                 39,100.00     1            368.67      39,100.00
331-02  803069327   COPLEY TAMMY                  46,400.00     1            486.22      46,374.77
331-02  803069590   FLETCHER DUANE B              42,180.00     1            417.70      42,180.00
331-02  803071414   WILLOCHELL FRANK R            46,750.00     1            489.89      46,750.00
331-02  803076165   MELENDEZ DORIS E              73,700.00     1            743.94      73,677.71
331-02  803076215   BASSETT JEFFREY C            105,600.00     1          1,005.65     105,600.00
331-02  803076272   MEITL JAMES R                301,130.00     1          2,782.73     301,130.00
331-02  803076348   SHEPARD V E                   99,000.00     1            796.58      99,000.00
331-02  803077296   DAVIS JAMES D                 52,000.00     1            539.89      52,000.00
331-02  803078369   CLARKSON KIM E                28,000.00     2            288.01      27,983.90
331-02  803084433   WEARY PHILLIP N               49,500.00     1            471.40      49,500.00
331-02  803085489   DURAY MARK                   143,938.00     1          1,343.63     143,883.81
331-02  803086297   SZYMANSKI JOSEPH M           210,000.00     1          1,804.22     210,000.00
331-02  803089101   KNOUSE LARRY D                82,500.00     1            591.04      82,500.00
331-02  803090356   MCKENZIE AMARICKO M           81,000.00     4            756.12      81,000.00
331-02  803090372   CARR LONNIE C                195,500.00     8          1,770.07     195,500.00
331-02  803090596   ZALESKI WALTER                81,600.00     3            686.14      81,600.00
331-02  803091065   MIECZNIKOWSK JOHN             66,300.00     1            681.97      66,300.00
331-02  803091354   BLEA CAROL J                  99,900.00     1            885.94      99,900.00
331-02  803091727   HROVAT EDWARD F               93,750.00     3            946.32      93,750.00
331-02  803093335   ESTRADA MARIO M               91,800.00     1            831.16      91,800.00
331-02  803094986   DENMAN DARWIN                 55,500.00     1            451.57      55,500.00
331-02  803098177   FLANDERS MICHAEL R            43,265.00     1            453.37      43,265.00
331-02  803098938   MEJIA JORGE M                195,500.00     1          1,861.79     195,500.00
331-02  803099324   MAYNARD TIMOTHY L            114,750.00     1          1,103.64     114,670.01
331-02  803099647   GREEN CONSTANCE E             80,000.00     1            665.40      79,918.88
331-02  803103837   PUITE CURT D                 167,200.00     1          1,703.77     167,200.00
331-02  803105501   DYKSTRA BRENT                 45,050.00     6            445.62      45,050.00
331-02  803108141   SHEFFLER CHARLES W            75,600.00     1            698.62      75,541.26
331-02  803110147   VILLEGAS ROMAN A              97,750.00     1            760.29      97,750.00
331-02  803114305   BOZSAN JOHN G                 70,500.00     1            738.77      70,461.64
331-02  803115682   HARTMAN CINDY                 96,050.00     1            932.90      96,050.00
331-02  803117407   HARRIS ANNA L                 55,250.00     1            589.66      55,221.57
331-02  803121862   BATES CORENE GAIL            150,875.00     1          1,436.82     150,875.00
331-02  803122431   ALVAREZ CONSTANCIA           112,500.00     4          1,114.08     112,427.74
331-02  803127323   SCHANK GARY A SR              38,800.00     1            399.10      38,800.00
331-02  803132406   WILLIAMS JOSEPH M             94,987.00     1          1,032.22      94,987.00
331-02  803132539   ALLY CHRISTOPHE              124,555.00     3          1,221.59     124,555.00
331-02  803137850   WILLIAMS KENNETH A           258,750.00     1          2,686.46     258,750.00
331-02  803145812   WEBB BRUCE                   243,000.00     3          2,110.09     243,000.00
        ----------------------------------------------------          -----------------------------
               707  Sale Total                65,164,320.00              628,060.34  65,138,966.38

331-31  8000323876  SMITH MICHAEL D               70,700.00     1            734.04      70,660.45
331-31  8000396278  SWAN PEGGIE M.                44,400.00     1            439.69      44,400.00
331-31  8000404015  SMELSER KEVIN R.             103,900.00     1            902.21     103,805.21
331-31  8000404023  WOOD NICKI                    34,800.00     1            347.94      34,778.27
331-31  8000452600  REEVES ANDERSON SR            48,900.00     1            479.59      48,900.00
331-31  8000474356  PAYNE TRACY A                 40,000.00     1            354.73      40,000.00
331-31  8000475460  FUQUA GREGORY                119,700.00     1          1,219.74     119,700.00
        ----------------------------------------------------          -----------------------------
                 7  Sale Total                   462,400.00                4,477.94     462,243.93

               966  Grand Total Group 2       90,337,174.00              871,946.66  90,300,887.85


                     Original      Next      Current   Property
                       LTV       Adjustment  Mortgage   Value at       Owner
Pool ID  Account      Ratio         Date       Rate   Origination    Occupied
------------------------------------------------------------------------------
331-02  803060953     85.0      03/01/2003   12.000       38,000.00     Y
331-02  803060987     70.7      02/01/2003   12.000      205,000.00     Y
331-02  803062991     80.0      02/01/2002   10.625       90,000.00     Y
331-02  803063031     80.0      02/01/2003   10.000      105,000.00     N
331-02  803063122     75.0      02/01/2002   11.875      101,500.00     Y
331-02  803065127     85.0      03/01/2003   10.625      115,000.00     Y
331-02  803065804     75.0      03/01/2002   13.375       60,000.00     Y
331-02  803067461     62.4      03/01/2002   11.500      161,000.00     Y
331-02  803068345     80.0      02/01/2002   10.625       41,750.00     Y
331-02  803068790     85.0      03/01/2002   10.875       46,000.00     Y
331-02  803069327     80.0      03/01/2002   12.250       58,000.00     Y
331-02  803069590     74.0      03/01/2003   11.500       57,000.00     Y
331-02  803071414     85.0      03/01/2002   12.250       55,000.00     Y
331-02  803076165     89.9      01/01/2003   11.750       81,900.00     Y
331-02  803076215     80.0      03/01/2003   11.000      132,000.00     Y
331-02  803076272     89.2      02/01/2002   10.625      337,536.00     Y
331-02  803076348     76.1      03/01/2002    9.000      130,000.00     Y
331-02  803077296     80.0      03/01/2002   12.125       65,000.00     Y
331-02  803078369     70.0      03/01/2002   12.000       40,000.00     Y
331-02  803084433     75.0      03/01/2002   11.000       66,000.00     N
331-02  803085489     90.0      02/01/2002   10.750      159,931.00     Y
331-02  803086297     75.0      03/01/2002    9.750      280,000.00     Y
331-02  803089101     74.3      03/01/2003    7.750      111,000.00     Y
331-02  803090356     90.0      03/01/2002   10.750       90,000.00     Y
331-02  803090372     85.0      03/01/2002   10.375      230,000.00     Y
331-02  803090596     85.0      03/01/2002    9.500       96,000.00     Y
331-02  803091065     65.0      03/01/2003   12.000      102,000.00     Y
331-02  803091354     90.0      03/01/2002   10.125      111,000.00     Y
331-02  803091727     75.0      02/01/2002   11.750      125,000.00     N
331-02  803093335     90.0      03/01/2002   10.375      102,000.00     Y
331-02  803094986     75.0      03/01/2002    9.125       74,000.00     Y
331-02  803098177     85.0      03/01/2002   12.250       50,900.00     Y
331-02  803098938     85.0      03/01/2002   11.000      230,000.00     Y
331-02  803099324     85.0      03/01/2002   11.125      135,000.00     Y
331-02  803099647     61.5      01/01/2002    9.375      130,000.00     Y
331-02  803103837     80.0      03/01/2002   11.875      209,000.00     Y
331-02  803105501     85.0      03/01/2002   11.125       53,000.00     Y
331-02  803108141     90.0      03/01/2002   10.625       84,000.00     Y
331-02  803110147     85.0      03/01/2002    8.625      115,000.00     Y
331-02  803114305     85.9      03/01/2002   12.250       82,000.00     Y
331-02  803115682     85.0      03/01/2002   11.250      113,000.00     Y
331-02  803117407     80.0      03/01/2002   12.500       69,000.00     Y
331-02  803121862     85.0      03/01/2002   11.000      177,500.00     Y
331-02  803122431     90.0      03/01/2003   11.500      125,000.00     Y
331-02  803127323     80.0      03/01/2002   12.000       48,500.00     Y
331-02  803132406     75.9      03/01/2003   12.750      125,000.00     Y
331-02  803132539     85.9      03/01/2002   11.375      145,000.00     Y
331-02  803137850     75.0      03/01/2002   12.125      345,000.00     Y
331-02  803145812     90.0      03/01/2003    9.875      270,000.00     Y
        --------------------                ------------------------
               707    81.2                   11.136   81,683,446.00

331-31  8000323876    80.8      12/01/2001   12.125       87,500.00     Y
331-31  8000396278    80.7      02/01/2002   11.500       55,000.00     Y
331-31  8000404015    89.9      03/01/2002    9.875      115,500.00     Y
331-31  8000404023    84.8      02/01/2002   11.625       41,000.00     Y
331-31  8000452600    85.7      03/01/2002   11.375       57,000.00     Y
331-31  8000474356    56.3      03/01/2002   10.125       71,000.00     Y
331-31  8000475460    80.8      03/01/2002   11.875      148,000.00     Y
        --------------------                ------------------------
                 7    81.5                   11.205      575,000.00

               966    80.9                   11.155  113,793,357.00

                                    EXHIBIT I

                        REQUEST FOR RELEASE OF DOCUMENTS

                               _____________, 20__

To:   [Indenture Trustee]

      [Custodian]

      Re: Sale and Servicing Agreement, dated as of March 1, 2000 (the "Sale and Servicing Agreement"), among Superior Bank FSB, as Seller and Servicer, AFC Trust Series 2000-1, as Issuer, and LaSalle Bank National Association, as Indenture Trustee relating to AFC Mortgage Loan Asset Backed Notes, Series 2000-1

            In connection with the administration of the pool of Mortgage Loans held by you as Indenture Trustee or by the Custodian as your agent for the benefit of Noteholders pursuant to the Sale and Servicing Agreement, we request the release, and acknowledge receipt, of the (Trustee's Mortgage File/[specify document]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one)

____ 1.     Mortgage Loan Paid in Full

            (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Principal and Interest Account with respect to each Group and remitted to the Indenture Trustee for deposit into the related Note Distribution Account pursuant to the Sale and Servicing Agreement.)

____ 2.     Mortgage Loan Liquidated

            (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Principal and Interest Account and remitted to the Indenture Trustee for deposit into the related Note Distribution Account pursuant to the Sale and Servicing Agreement.)

____ 3.     Mortgage Loan in Foreclosure

____ 4. Mortgage Loan repurchased pursuant to Section 11.01 of the Sale and Servicing Agreement.

____ 5. Mortgage Loan repurchased or substituted pursuant to Article II or III of the Sale and Servicing Agreement (Servicer hereby certifies that the repurchase price or Substitution Adjustment has been credited to the related Principal and Interest Account and remitted to the Indenture Trustee for deposit into the Note Distribution Account pursuant to the Sale and Servicing Agreement.)

____ 6.     Other (explain) _________________________________

            If box l or 2 above is checked, and if all or part of the Trustee's Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

            If box 3, 4, 5 or 6 above is checked, upon our return of all of the above documents to you as Indenture Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Sale and Servicing Agreement.

                                 [SERVICER]

                                 By: _________________________________
                                 Name:  ______________________________
                                 Title:  _____________________________

Documents returned to Indenture Trustee or Custodian:

_______________
      [Indenture Trustee][Custodian]


By: ________________
Date:  _____________

                                    EXHIBIT J

                                   [RESERVED]

                                    EXHIBIT K

                            SPECIAL POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, __________________________, of ____________________ (the "Seller"), do hereby constitute and appoint LaSalle Bank National Association, as the true and lawful attorney, for the Seller and in its name, place and stead, to record the assignments of mortgage with respect to the Mortgage Loans pledged to LaSalle Bank National Association, as indenture trustee (the "Indenture Trustee"), under that Indenture dated as of March 1, 2000 by and between the Issuer and the Indenture Trustee, and to do and perform all other things and acts relating to such assignments of mortgage as may be necessary to effectuate the transfer of such Mortgage Loans to the Indenture Trustee, including the execution and delivery of new assignments of mortgage where necessary to comply with applicable real estate recording laws at the time of recordation.

      This power of attorney is irrevocable and is coupled with an interest in the Mortgage Loans, and it may at all times be relied upon by any person, firm or corporation dealing with the attorney named herein as remaining in full force and effect, and such person, firm or corporation shall have no liability to the Seller with respect thereto.

      WITNESS the following signature this ___ day of __________, 200_.

                                    ___________________________
                                    By:
                                    Name:
                                    Title:

STATE OF ________________
COUNTY OF ______________, to wit:

            I, ___________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that ______________________, who acknowledged himself to be the _______________ of _____________________, a ______________
corporation, personally appeared before me in the jurisdiction aforesaid and that he as such __________________ executed the foregoing instrument on behalf of said corporation for the purposes therein contained.

            Witness my hand and official seal to this ____ day of ___________, 200_.

                                          _______________________ (SEAL)
                                          Notary Public
My Commission Expires:

                                    EXHIBIT L

                                   [RESERVED]

                                    EXHIBIT M

                           FORM OF LIQUIDATION REPORT

Customer Name:
Account Number:
Original Principal Balance:

1.    Liquidation Proceeds

            Principal Prepayment    $______
            Property Sale Proceeds           ______
            Insurance Proceeds               ______
            Other (Itemize)                  ______

            Total Proceeds                                          $______

2.    Servicing Advances                   $______
      Monthly Advances                      ______
      Servicing Fees                 ______
      Annual Trustee Expense Amount         ______

            Total Advances                                          $______

3.    Net Liquidation Proceeds                                      $______
      (Line 1 minus Line 2)

4.    Principal Balance of the Mortgage
        Loan on date of liquidation                         $______

5.    Realized Loss, if any                                 $______
      (Line 4 minus Line 3)

6.    For Permanent Buydown Companion Loans (if any):

      Loss on Permanent Buydown Companion Loan:             $______

                                    EXHIBIT N

                           FORM OF DELINQUENCY REPORT

                     DELINQUENCY AND FORECLOSURE INFORMATION

                                 REO        FORECLOSURES
            ---------------------------------------------------------------------
            OUTSTANDING      #                                       # OF             # OF OUTSTANDING    # OF      OUTSTANDING
INVESTOR    DOLLARS       ACCT   RANGES        AMOUNT     ACCTS.     PCT         ACCTS.     DOLLARS %   ACCTS       DOLLARS %
------------------------------------------------------------------------------------------------------------------------------------
AFC Trust Series
2000-1                           30 TO 59 DAYS
                                    60 TO 89 DAYS
                                    90 AND OVER
                                    TOTALS

                                    EXHIBIT O

                              NOTE INSURANCE POLICY

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

SURETY BOND

Issuer: AFC Trust Series 2000-1                 Policy Number: 00010174
                                                Control Number: 0010001

Insured Obligations:
$239,000,000 in principal amount
of AFC Mortgage Loan Asset Backed
Notes, Series 2000-1, Class 1A and
2A Notes (the "Notes")

Trustee: LaSalle Bank National Association, as Indenture Trustee

Financial Guaranty Insurance Company ("Financial Guaranty"), a New York stock insurance company, in consideration of its receipt of the Deposit Premium and subject to the terms of this Surety Bond, hereby unconditionally and irrevocably agrees to pay each Insured Payment to the Indenture Trustee named above or its successor, as indenture trustee for the Holders of the Notes, to the extent set forth in the Indenture and the Sale and Servicing Agreement.

Financial Guaranty will make an Insured Payment (other than that portion of an Insured Payment constituting a Preference Amount) out of its own funds by 2:00 p.m. (New York City Time) in immediately available funds to the Indenture Trustee on the later of (i) the Business Day next following the day on which Financial Guaranty shall have received Notice that an Insured Payment is due and
(ii) the Payment Date on which the Insured Payment is payable to Noteholders pursuant to the Indenture and the Sale and Servicing Agreement, for disbursement to such Noteholders in the same manner as other payments with respect to the Notes are required to be made. Any Notice received by Financial Guaranty after 2:00 p.m. New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.

Upon such payment, Financial Guaranty shall be fully subrogated to the rights of the Noteholders to receive the amount so paid. Financial Guaranty's obligations hereunder with respect to each Payment Date shall be discharged to the extent funds consisting of the Insured Payment are received by the Indenture Trustee on behalf of the Noteholders for payment to such Noteholders, as provided in the Indenture and the Sale and Servicing Agreement and herein, whether or not such funds are properly applied by the Indenture Trustee.


Form 9109
Page 1 of 4

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

SURETY BOND

If the payment of any portion or all of any amount that is insured hereunder is voided pursuant to a final order of a court exercising proper jurisdiction in an insolvency proceeding to the effect that the Indenture Trustee or a Noteholder, as the case may be, is required to return any such payment or portion thereof prior to the expiration date of this Surety Bond because such payment was voided under the U.S. Bankruptcy Code, with respect to which order the appeal period has expired without an appeal having been filed (a "Final Order"), and, as a result, the Indenture Trustee or any Noteholder is required to return such voided payment, or any portion of such voided payment made in respect of the Notes (a "Preference Amount"), Financial Guaranty will pay on the guarantee described in the first paragraph hereof, an amount equal to each such Preference Amount, on the second Business Day following receipt by Financial Guaranty of
(x) a certified copy of the Final Order, (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the Indenture Trustee and/or such Noteholder relating to or arising under such Preference Amount and appointing Financial Guaranty as the agent of the Indenture Trustee and/or such Noteholder in respect of such Preference Amount, and (z) a Notice appropriately completed and executed by the Indenture Trustee or such Noteholder, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Indenture Trustee or Noteholder directly (unless a Noteholder has previously paid such amount to such receiver, conservator, debtor- in-possession or trustee named in such Final Order in which case payment shall be made to the Indenture Trustee for distribution to the Noteholder upon proof of such payment reasonably satisfactory to Financial Guaranty). Notwithstanding the foregoing, in no event shall Financial Guaranty be (i) required to make any payment under this Surety Bond in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by Financial Guaranty hereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of the Notes, prior to the time Financial Guaranty otherwise would have been required to make a payment in respect of such principal.

Financial Guaranty shall make payments due in respect of Preference Amounts prior to 2:00 p.m. New York city time on the second Business Day following Financial Guaranty's receipt of the documents required under clauses (x) through
(z) of the preceding paragraph. Any such documents received by Financial Guaranty after 2:00 p.m. New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day. All payments made by Financial Guaranty hereunder in respect of Preference Amounts will be made with Financial Guaranty's own funds.

This Surety Bond is non-cancelable for any reason, including nonpayment of any premium. The premium on this Surety Bond is not refundable for any reason, including the payment of the Notes prior to their respective maturities. This Surety Bond shall expire and terminate without any action


Form 9109
Page 2 of 4

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

SURETY BOND

on the part of Financial Guaranty or any other Person on the date that is one year and one day following the date on which the Notes shall have been paid in full.

The Deposit Premium shall be due and payable on the date hereof, and a monthly premium shall be due and payable as provided in the Sale and Servicing Agreement.

This Surety Bond is subject to and shall be governed by the laws of the State of New York. The proper venue for any action or proceeding on this Surety Bond shall be the County of New York, State of New York. The insurance provided by this Surety Bond is not covered by the New York Property/Casualty Insurance Security Fund (New York Insurance Code, Article 76).

Capitalized terms used and not defined herein shall have the respective meanings set forth in the Sale and Servicing Agreement. "Notice" means a written notice in the form of Exhibit A to this Surety Bond by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Indenture Trustee to Financial Guaranty specifying the information set forth therein. "Noteholder" means, as to a particular Note, the person, other than the Issuer, the Servicer, any Subservicer or the Seller who, on the applicable Payment Date is entitled under the terms of such Note to payment thereof. "Sale and Servicing Agreement" means the Sale and Servicing Agreement by and between AFC Trust Series 2000-1, as Issuer, Superior Bank FSB, as Seller and Servicer, and LaSalle Bank National Association, as Indenture Trustee, dated as of March 1, 2000. "Indenture" means the Indenture by and between the Issuer and LaSalle Bank National Association, as Indenture Trustee, dated as of March 1, 2000.

In the event that payments under any Note are accelerated, nothing herein contained shall obligate Financial Guaranty to make any payment of principal or interest on such Notes on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty; it being understood that a payment shortfall in respect of the redemption of the Notes by reason of the purchase by the Servicer pursuant to Section 11.01 of the Sale and Servicing Agreement does not constitute acceleration for the purposes hereof.


Form 9109
Page 3 of 4

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

SURETY BOND

IN WITNESS WHEREOF, Financial Guaranty has caused this Surety Bond to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.

President                                             Authorized Representative

Effective Date: March 28, 2000


Form 9109
Page 4 of 4

                                    EXHIBIT A

                                     NOTICE

To:         Financial Guaranty Insurance Company
            115 Broadway
            New York, New York 10006
            (212) 312-3000
            Attention: General Counsel

            Telephone: (212) 312-3000
            Telecopier: (212) 312-3220

Re:         AFC Trust Series 2000-1,
            AFC Mortgage Loan Asset Backed
            Notes, Series 2000-1
            Policy No.

Determination Date: ________________________

Payment Date:       ________________________

We refer to that certain Sale and Servicing Agreement dated as of March 1, 2000, by and between AFC Trust Series 2000-1, as Issuer, Superior Bank FSB, as Seller and Servicer, and LaSalle Bank National Association, as Indenture Trustee (the "Sale and Servicing Agreement"), relating to the above referenced Notes. All capitalized terms not otherwise defined herein or in the Surety Bond shall have the same respective meanings assigned to such terms in the Sale and Servicing Agreement.

(a) As of the Determination Date and based upon the Servicer's Certificate for such Determination Date, the Indenture Trustee has determined under the Sale and Servicing Agreement that in respect of the Payment Date set forth above:

      (i) The Class A Interest Remittance Amount with respect to the related Class of Class A Certificates with respect to Group [1][2] due and owing is $___________;

      (ii) The Class A Principal Remittance Amount with respect to the related Class of Class A Certificates with respect to Group [1][2], due and owing is $__________;

      (iii) The Available Remittance Amount (minus the amount withdrawable from the Group [1][2] Note Distribution Account to pay the Note Insurer pursuant to
Section 6.02(i) of the Agreement and as reduced by any portion thereof that has been deposited in the Group [1][2] Note Distribution Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code) is $__________;

      (iv) The lesser of (1) the sum of the (a) Excess Spread to be deposited into the Group [1][2] Note Distribution Account pursuant to Section 5.04(i) of the Agreement, (b) the Net Excess Spread from the other Group and (c) the Excess Principal from the other Group and (2) the Subordinated Amount with respect to the related Group, is $_________;

      (v) The aggregate amount of unreimbursed Insured Payments (including any portion constituting Preference Amounts), together with the aggregate portion of the items described in clauses (i) and (ii) above that represents interest accrued in respect of Insured Payments in accordance with the definition of Class A Carry-Forward Amount in the Agreement, is $_________;

      (vi) The additional portion of the Amount Available constituting Excess Spread available to pay the Class A Interest Remittance Amount with respect to all related Classes of Class A Notes pursuant to Sections 6.06(c)(A)(Y)(i) with respect to Group I and Section 6.06(c)(B)(Y)(i) with respect to Group 2 is $_________; and

      (vii) The aggregate amount to be withdrawn from the Group [1][2] Reserve Account and deposited into the Group [1][2] Note Distribution Account pursuant to Section 6.14 of the Agreement is $__________.

      (viii)On the maturity date for the Class A Notes, to the extent not otherwise covered in clauses (i) through (vi) above, any remaining unpaid principal or interest on the Class A Notes.

      Please be advised that the amounts described in clauses (i), (ii) and
(viii) above collectively exceed the amounts described in clauses [prior to the Cross-Over Date, (iii), (iv) (v)] [on or after the Cross-Over Date, clauses
(iii), (v), (vi)] and (vii) above by $___________.

Accordingly, pursuant to the Sale and Servicing Agreement, this statement constitutes a notice for payment of an Insured Payment in the amount of $___________ under the Surety Bond.

[Attached hereto is a copy of the Final Order in connection with a Preference Amount in the amount set forth therein, together with an assignment of rights and appointment of agent.]

(b) No payment claimed hereunder is in excess of the amount payable under the Surety Bond.

      The amount requested in this Notice should be paid to: [Payment Instructions]

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand Dollars ($5,000.00) and the stated value of the claim for each such violation.

      IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this Notice this ____ day of ________________________.

                                          ___________________________________,
                                          as Indenture Trustee

                                          By: ________________________________

                                          Title: _____________________________

                                   EXHIBIT P

                                    RESERVED

                                    EXHIBIT Q

                  FORM OF SERVICER'S MONTHLY REMITTANCE REPORT
                              TO INDENTURE TRUSTEE

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 2000-1 GROUP 1

          IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING
                       AGREEMENT DATED AS OF MARCH 1, 2000
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
       INFORMATION PERTAINING TO SERIES 2000-1 GROUP 1 FOR MARCH 27, 2000,
                              THE REMITTANCE DATE.

                         DUE PERIOD ENDED: MARCH 1, 2000
--------------------------------------------------------------------------------
    1 Total Actual Principal Collections
    2 Total Permanent Buydown Companion Interest
    3 Total Actual Interest Collections
    4 Less Service Fees Service Fees Previously Remitted
    5 Additional Proceeds
                                                       ------------------
    6      Total Collections:                                        0.00

    7 Pre-Funding Account Transfer
    8 Interest Coverage Account Transfer
    9 Deferred Interest Coverage Account Transfer
                                                       ------------------
   10      Aggregate Amount Received:                                0.00

      Monthly Advances

   11 Interest Advance
   12 Compensating Interest
   13 Amounts Held for Future Distributions
   14 Cross Collateral Deposit
   15 Reserve Withdrawal per Sec. 6.14c
                                                       ------------------
   16      Available Remittance Amount:                              0.00

   17 Service Fees
   18 Expense Account Deposit:
                                                       ------------------
   19      Adjusted Remittance Amount:                               0.00

      Remaining Amount Available:

   20           Adjusted Remittance Amount                           0.00
   21           Insured Payments                                     0.00
   22           Monthly Premium @ 20 bp
                   due Certificate Insurer
   23           Cross Collateral Withdrawal                          0.00
   24           Class Remittance Amounts                             0.00
   25           Non-Recoverable Advances not
                   Previously Reimbursed                             0.00
                                                       ------------------
      Total Remaining Amount Available:                              0.00
                                                       ==================

      Amount of Reimbursements Pursuant to Sec. 5.04
   26      Servicing Fee                                             0.00
   27      Monthly Advances and Servicer Advances                    0.00
   28      Other Mortgage Payments                                   0.00
   29      Interest Earned on P&I Deposits                           0.00
   30      Additional Servicing Compensation                         0.00
--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 2000-1 GROUP 1

          IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING
                       AGREEMENT DATED AS OF MARCH 1, 2000
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
       INFORMATION PERTAINING TO SERIES 2000-1 GROUP 1 FOR MARCH 27, 2000,
                              THE REMITTANCE DATE.

                         DUE PERIOD ENDED: MARCH 1, 2000
--------------------------------------------------------------------------------

                                                             TOTAL            CLASS 1A                  EQUITY CERTIFICATE
                                                             -----            --------                  ------------------
   31 Loans Outstanding - BOM
   32 Original Loan Balance                                 65,333,204.47     65,333,204.47
   34 Pre-Funding Account Balance                           39,929,953.43     39,929,953.43
   35 Initial Overcollateralization                          5,263,157.90      5,263,157.90
   36 Realized Losses, LTD                                           0.00              0.00
   38 Carryforward Amount                                            0.00              0.00
   39 Aggregate Unpaid Principal Balance of Delinquent
         Loans Repurchased per Sec. 5.11                             0.00              0.00
                                                           ---------------------------------------------------------------
   40 Total Class Note Principal Balance                   100,000,000.00    100,000,000.00
   41      Group Factor per Loan Balance                       65.3332045%       65.3332045%
   42      Group Factor per Class Note Balance                100.0000000%      100.0000000%
   43 Excess Spread                                                                                                   0.00

   44 Cross Collateral Withdrawal                                    0.00                                             0.00
   45 Cross Collateral Deposit                                       0.00              0.00
   46 Additional Principal due Note A                                                  0.00
   47 Interest Remittance @ Pass-Through Rates

      PRINCIPAL ADDITIONS:
   48           Number of loans                                                           0
   49           Transfers from Pre-Funding Account                                     0.00

      PRINCIPAL REDUCTIONS:

   50           Prepayments - Number                                                      0
   51           Prepayments - Dollar                                                   0.00
   52           Delinquent Loans Repurchased - Number                   0              0.00
   53           Delinquent Loans Repurchased - Dollar                0.00              0.00
   54           Net Liquidation Proceeds                             0.00              0.00
   55           Curtailments                                                           0.00
   56           Normal and Excess Payments                           0.00              0.00
   57           Pre-Funding Account Transfer                         0.00              0.00
                                                           ---------------------------------------------------------------
   58 Total Principal Remittance                                     0.00              0.00
   59 Additional Principal Reduction                                 0.00              0.00
                                                           ---------------------------------------------------------------
   60 Total Remittance                                               0.00              0.00                           0.00
                                                           -==============================================================
   61 Current Month Realized Loss - Number                              0                                               0
   62 Current Month Realized Loss - Dollar                           0.00                                            0.00

   61 LTD Realized Loss - Number                                        0
   62 LTD Realized Loss - Dollar                                     0.00
      CLASS NOTE PRINCIPAL BALANCE - EOM

   64 Loans Outstanding - EOM                                           0
   65 Closing Loan Balance                                  65,333,204.47     65,333,204.47
   67 Pre-Funding Account Balance     *                     39,929,953.43     39,929,953.43
   68 Additional Principal Reduction, LTD                    5,263,157.90      5,263,157.90
   69 Realized losses, LTD                                           0.00              0.00
   71 Aggregate Unpaid Principal Balance of Delinquent
   72    Loans Repurchased per Sec. 5.11                             0.00              0.00
                                                           ---------------------------------------------------------------
   73 Total Class Note Principal Balance                   100,000,000.00    100,000,000.00
   74      Group Factor per Loan Balance                      65.3332045%       65.3332045%
   75      Group Factor per Class Note Balance               100.0000000%      100.0000000%
--------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL            CLASS A-1

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 2000-1 GROUP 1

          IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING
                       AGREEMENT DATED AS OF MARCH 1, 2000
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
       INFORMATION PERTAINING TO SERIES 2000-1 GROUP 1 FOR MARCH 27, 2000,
                              THE REMITTANCE DATE.

                         DUE PERIOD ENDED: MARCH 1, 2000
--------------------------------------------------------------------------------

   76 Weighted Note Rate - THIS Remittance
   77 Weighted Note Rate - NEXT Remittance

   78 Related Remittance Period for Libor Rate                                  thru
   79 Days in Related Period

   80 Pass-Through Rates

   81 Weighted Average Remaining Term

   82 Original Pool - Principal Balance                     65,333,204.47     65,333,204.47
   84 Original Pool - Pre-Funding Account                   39,929,953.43     39,929,953.43
   85 Original Pool - Additional Principal Reduction         5,263,157.90      5,263,157.90
                                                       ---------------------------------------------------------------
   86 Original Pool Total                                  100,000,000.00    100,000,000.00
   87 Original Pool - Number of Loans

      ------------------------------------------------------------------------------------------------------
      CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                             Beg.of Month     Current Month    End of Month
                                                       ----------------------------------------------------
   88 Additional Principal Reduction, LTD                                              0.00            0.00
   89 Cross Collateral Deposits                                      0.00              0.00            0.00
   90 Realized Losses, LTD                                           0.00              0.00            0.00
                                                       ----------------------------------------------------
   92 Overcollateralization of Principal                             0.00              0.00            0.00
                                                       ====================================================

   93 Base Overcollateralization Required                                                     10,052,631.58
   94 Required Overcollateralization Amount                                                   10,052,631.58

      AGGREGATE OVERCOLLATERALIZATION RECONCILIATION
                                                             Beg.of Month     Current Month    End of Month
                                                       ----------------------------------------------------
   95 Class 1A Overcollateralization of Principal                    0.00              0.00            0.00
   96 Class 2A Overcollateralization of Principal                                                      0.00
      ------------------------------------------------------------------------------------------------------
   97 Overcollateralization of Principal                             0.00              0.00            0.00
                                                       =====================================================

   98 Base Aggregate Overcollateralization Required                                           21,714,928.38
   99 Required Aggregate Overcollateralization Amount                                         21,714,928.38

      CURRENT MONTH SUBORDINATED AMOUNT
                                                             Beg.of Month     Current Month    End of Month
                                                       ----------------------------------------------------

  100 Original Subordinated Amount                          16,052,631.58        N/A          16,052,631.58
  101 Less: Cumulative Realized Losses                               0.00              0.00            0.00
  102 Plus: Cumulative Additional Proceeds                           0.00              0.00            0.00
                                                       ----------------------------------------------------
  103 Current Subordinated Amount                           16,052,631.58                     16,052,631.58
                                                       ====================================================

      NONRECOVERABLE ADVANCE RECONCILIATION

  104 Beginning of Month                                                               0.00
  105 Current Month Unpaid Nonrecoverable Advance                                      0.00
  106 Less: Current Month Reimbursement                                                0.00
                                                                          -----------------
  107 End of Month                                                                     0.00
      ------------------------------------------------------------------------------------------------------
                                                                                CLASS

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 2000-1 GROUP 1

          IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING
                       AGREEMENT DATED AS OF MARCH 1, 2000
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
       INFORMATION PERTAINING TO SERIES 2000-1 GROUP 1 FOR MARCH 27, 2000,
                              THE REMITTANCE DATE.

                         DUE PERIOD ENDED: MARCH 1, 2000
--------------------------------------------------------------------------------

                                                     TOTAL              A1
                                                  ---------------------------------
  108 Total Class Note Principal - Original Pool  $100,000,000.00  $100,000,000.00
  109 Interest Remittance Amount                             0.00             0.00
  110 Interest Rate Factor / 1000

  111 Total Principal Collections                            0.00             0.00
  112 Prefunding Account Transfer                            0.00             0.00
  113 Additional Principal Reduction                         0.00             0.00
                                                  ---------------------------------
  114 Principal Remittance Amount                            0.00             0.00
  115 Principal Payment Factor/1000
  116 Principal Factor                                                    0.000000

  117 Prior Month Principal Factor                                      000.000000

----------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE
                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 2000-1 GROUP 2

               IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND
                  SERVICING AGREEMENT DATED AS OF MARCH 1, 2000
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
       INFORMATION PERTAINING TO SERIES 2000-1 GROUP 2 FOR MARCH 27, 2000,
                              THE REMITTANCE DATE.

                         DUE PERIOD ENDED: MARCH 1, 2000
--------------------------------------------------------------------------------
    1 Total Actual Principal Collections
    3 Total Actual Interest Collections
    4 Less Service Fees Service Fees Previously Remitted
    5 Additional Proceeds
                                                       ------------------
    6      Total Collections:                                        0.00

    7 Pre-Funding Account Transfer
    8 Interest Coverage Account Transfer
    9 Deferred Interest Coverage Account Transfer
                                                       ------------------
   10      Aggregate Amount Received:                                0.00

      Monthly Advances

   11 Interest Advance
   12 Compensating Interest
   13 Amounts Held for Future Distributions                          0.00
   14 Cross Collateral Deposit                                       0.00
   15 Reserve Withdrawal per Sec. 6.14c                              0.00
                                                       ------------------
   16      Available Remittance Amount:                              0.00

   17 Service Fees on Interest Coverage
   18 Expense Account Deposit:
                                                       ------------------
   19      Adjusted Remittance Amount:                               0.00

      Remaining Amount Available:

   20           Adjusted Remittance Amount                           0.00
   21           Insured Payments                                     0.00
   22           Monthly Premium @ 20 bp
                   due Certificate Insurer
   23           Cross Collateral Withdrawal                          0.00
   24           Class Remittance Amounts                             0.00
   25           Non-Recoverable Advances not
                   Previously Reimbursed                             0.00
                                                       -------------------
      Total Remaining Amount Available:                              0.00
                                                       ===================

      Amount of Reimbursements Pursuant to Sec. 5.04
   26      Servicing Fee                                             0.00
   27      Monthly Advances and Servicer Advances                    0.00
   28      Other Mortgage Payments                                   0.00
   29      Interest Earned on P&I Deposits                           0.00
   30      Additional Servicing Compensation                         0.00
--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE
                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 2000-1 GROUP 2

               IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND
                  SERVICING AGREEMENT DATED AS OF MARCH 1, 2000
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
       INFORMATION PERTAINING TO SERIES 2000-1 GROUP 2 FOR MARCH 27, 2000,
                              THE REMITTANCE DATE.

                         DUE PERIOD ENDED: MARCH 1, 2000
--------------------------------------------------------------------------------

                                                               TOTAL            CLASS 2A                   EQUITY CERTIFICATES
                                                               -----            --------                   -------------------
   31 Loans Outstanding - BOM
   32 Original Loan Balance                                 90,300,887.85     90,300,887.85
   34 Pre-Funding Account Balance                           55,477,822.18     55,477,822.18
   35 Initial Overcollateralization                          6,778,710.03      6,778,710.03
   36 Realized Losses, LTD                                           0.00              0.00
   38 Carryforward Amount                                            0.00              0.00
   39 Aggregate Unpaid Principal Balance of Delinquent
         Loans Repurchased per Sec. 5.11                             0.00              0.00
                                                           -------------------------------------------------------------------
   40 Total Class Note Principal Balance                   139,000,000.00    139,000,000.00
   41      Group Factor per Loan Balance                       64.9646675%       64.9646675%
   42      Group Factor per Note Balance                      100.0000000%      100.0000000%
   43 Excess Spread                                                  0.00                                                 0.00

   44 Cross Collateral Withdrawal                                    0.00                                                 0.00
   45 Cross Collateral Deposit                                       0.00              0.00
   46 Additional Principal due Class A                               0.00              0.00
   47 Interest Remittance @ Pass-Through Rates                       0.00              0.00

      PRINCIPAL ADDITIONS:
   48           Number of loans                                                           0
   49           Transfers from Pre-Funding Account                                     0.00

      PRINCIPAL REDUCTIONS:

   50           Prepayments - Number                                                      0
   51           Prepayments - Dollar                                                   0.00
   52           Delinquent Loans Repurchased - Number                   0              0.00
   53           Delinquent Loans Repurchased - Dollar                0.00              0.00
   54           Net Liquidation Proceeds                             0.00              0.00
   55           Curtailments                                                           0.00
   56           Normal and Excess Payments                           0.00              0.00
   57           Pre-Funding Account Transfer                         0.00              0.00
                                                           -------------------------------------------------------------------
   58 Total Principal Remittance                                     0.00              0.00
   59 Additional Principal Reduction                                 0.00              0.00
                                                           -------------------------------------------------------------------
   60 Total Remittance                                               0.00              0.00                               0.00
                                                           ===================================================================
   61 Current Month Realized Loss - Number                              0                                                    0
   62 Current Month Realized Loss - Dollar                           0.00                                                 0.00

   63 LTD Realized Loss - Number                                        0
   64 LTD Realized Loss - Dollar                                     0.00
      CLASS NOTE PRINCIPAL BALANCE - EOM

   65 Loans Outstanding - EOM                                           0
   66 Closing Loan Balance                                  90,300,887.85     90,300,887.85
   67 Pre-Funding Account Balance   *                       55,477,822.18     55,477,822.18
   68 Additional Principal Reduction, LTD                    6,778,710.03      6,778,710.03
   69 Realized losses, LTD                                           0.00              0.00
   70 Aggregate Unpaid Principal Balance of Delinquent
         Loans Repurchased per Sec. 5.11                             0.00              0.00
                                                           -------------------------------------------------------------------
   71 Total Class Note Principal Balance                   139,000,000.00    139,000,000.00
   72      Group Factor per Loan Balance                      64.9646675%       64.9646675%
   73      Group Factor per Class Note Balance               100.0000000%      100.0000000%
------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE
                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 2000-1 GROUP 2

               IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND
                  SERVICING AGREEMENT DATED AS OF MARCH 1, 2000
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
       INFORMATION PERTAINING TO SERIES 2000-1 GROUP 2 FOR MARCH 27, 2000,
                              THE REMITTANCE DATE.

                         DUE PERIOD ENDED: MARCH 1, 2000
--------------------------------------------------------------------------------

                                                             TOTAL            CLASS A-2
                                                       ----------------------------------------------------
   74 Weighted Note Rate - THIS Remittance
   75 Weighted Note Rate - NEXT Remittance

   76 Related Remittance Period for Libor Rate                                  thru
   77 Days in Related Period

   78 Pass-Through Rates

   79 Weighted Average Remaining Term

   80 Original Pool - Principal Balance                     90,300,887.85     90,300,887.85
   81 Original Pool - Pre-Funding Account                   55,477,822.18     55,477,822.18
   82 Original Pool - Additional Principal Reduction         6,778,710.03      6,778,710.03
                                                       ----------------------------------------------------
   83 Original Pool Total                                  139,000,000.00    139,000,000.00
   84 Original Pool - Number of Loans
                                                       ----------------------------------------------------

      CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                          Beg.of Month      Current Month      End of Month
                                                       ----------------------------------------------------
   85 Additional Principal Reduction, LTD                                              0.00            0.00
   86 Cross Collateral Deposits                                      0.00              0.00            0.00
   87 Realized Losses, LTD                                           0.00              0.00            0.00
                                                       ----------------------------------------------------
   88 Overcollateralization of Principal                             0.00              0.00            0.00
                                                       ====================================================

   89 Base Overcollateralization Required                                                     11,662,296.80
   90 Required Overcollateralization Amount                                                   11,662,296.80

      AGGREGATE OVERCOLLATERALIZATION RECONCILIATION
                                                          Beg.of Month      Current Month      End of Month
                                                       ----------------------------------------------------
   91 Class 1A Overcollateralization of Principal                                                      0.00
   92 Class 2A Overcollateralization of Principal                    0.00              0.00            0.00
                                                       ----------------------------------------------------
   93 Overcollateralization of Principal                             0.00              0.00            0.00
                                                       ====================================================

   94 Base Aggregate Overcollateralization Required                                           21,714,928.38
   95 Required Aggregate Overcollateralization Amount                                         21,714,928.38

      CURRENT MONTH SUBORDINATED AMOUNT
                                                          Beg.of Month      Current Month      End of Month
                                                       ----------------------------------------------------

   96 Original Subordinated Amount                          20,044,572.63        N/A          20,044,572.63
   97 Less: Cumulative Realized Losses                               0.00              0.00            0.00
   98 Plus: Cumulative Additional Proceeds                           0.00              0.00            0.00
                                                       ----------------------------------------------------
   99 Current Subordinated Amount                           20,044,572.63                     20,044,572.63
                                                       ====================================================

      NONRECOVERABLE ADVANCE RECONCILIATION

  100 Beginning of Month                                                               0.00
  101 Current Month Unpaid Nonrecoverable Advance                                      0.00
  102 Less: Current Month Reimbursement                                                0.00
                                                                          -----------------
  103 End of Month                                                                     0.00
------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE
                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 2000-1 GROUP 2

               IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND
                  SERVICING AGREEMENT DATED AS OF MARCH 1, 2000
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
       INFORMATION PERTAINING TO SERIES 2000-1 GROUP 2 FOR MARCH 27, 2000,
                              THE REMITTANCE DATE.

                         DUE PERIOD ENDED: MARCH 1, 2000
--------------------------------------------------------------------------------

                                                                                CLASS
                                                             TOTAL               A2
                                                       -------------------------------------

  104 Total Class Note Principal - Original Pool          $139,000,000.00   $139,000,000.00
  105 Interest Remittance Amount                                     0.00              0.00
  106 Interest Rate Factor / 1000

  107 Total Principal Collections                                    0.00              0.00
  108 Prefunding Account Transfer                                    0.00              0.00
  109 Additional Principal Reduction                                 0.00              0.00
                                                       -------------------------------------
  110 Principal Remittance Amount                                    0.00              0.00
  111 Principal Payment Factor/1000
  112 Principal Factor                                                             0.000000

  113 Prior Month Principal Factor                                               000.000000
-------------------------------------------------------------------------------------------

                                    EXHIBIT R

                   PROPOSED SUBSEQUENT MORTGAGE LOAN SCHEDULE

                                ALLIANCE FUNDING
                        A division of Superior Bank FSB
  Prefunding Support Schedule - Loans Funded and Available for Sale to 2000-1

  Orig            LSAMS                                                      Current     Note
 Account        Accounts    Name                                State        Principal   Rate      Margin    LTV      AFCDate
--------------------------------------------------------------------------------------------------------------------------------

GROUP 1: FIXED RATE LOANS AVAILABLE FOR SALE

 801282781      801282781   SWANIGAN LENORA                      TN           58,180.21  10.800     0.000    90.0    12/21/1998
 801603952      801603952   PHILLIPS MARK                        PA           15,020.34   9.950     0.000    65.0    02/24/1999
 801697806      801697806   BURNETT MARY                         NC           44,294.22  11.850     0.000    85.0    10/07/1999
 802099010      802099010   JOHNSTON CAMILE                      NY           56,208.76  12.750     0.000    75.0    10/08/1999
 802137182      802137182   ALEXANDER WILLIAM                    OH           59,447.54  13.250     0.000    85.0    12/29/1999
 802300285      802300285   CLARK ELEANOR J                      FL           35,548.56  11.250     0.000    67.4    01/24/2000
 802310557      802310557   GILKEY GINA                          MI           26,893.85  12.250     0.000    64.2    08/27/1999
 802362426      802362426   REESE ERIC                           CA           99,000.00  13.990     0.000    79.9    09/27/1999
 802376368      802376368   POLLOCK CINDY                        UT           19,660.44  11.900     0.000    86.7    10/28/1999
 802385724      802385724   AUDET JEAN                           VT           31,000.00  15.300     0.000    56.3    11/09/1999
 802391300      802391300   LEWIS MARK D                         NY           28,699.63  15.550     0.000    70.0    12/20/1999
 802453787      802453787   PARRY JACK ALAN                      TX           33,946.60  12.150     0.000    85.0    01/21/2000
 802496885      802496885   BORDNER RALPH JR                     PA           81,339.74   8.800     0.000    75.4    02/22/2000
 802511006      802511006   WILLIAMS ALICE Y                     NC           63,883.09  13.350     0.000    80.0    02/09/2000
 802511287      802511287   HICKSON WENDY KEENE                  NY           81,504.22  11.250     0.000    74.1    01/07/2000
 802512822      802512822   CALABRESE DONNA M                    NY           49,339.58  14.250     0.000    84.9    01/28/2000
 802514315      802514315   JULIUSSEN ARNE                       NY           66,000.00  14.700     0.000    83.1    01/27/2000
 802537712      802537712   NAYLOR CHARLES                       MO           46,700.00  12.250     0.000    84.9    09/30/1999
 802549162      802549162   SCHIEMANN ERNEST W JR                FL           40,000.00  12.500     0.000    80.0    01/26/2000
 802565671      802565671   DIAZ SANTA M                         FL           47,646.94  10.500     0.000    80.0    01/10/2000
 802585638      802585638   TIMS TROY A                          SC          122,096.04  12.750     0.000    90.0    02/15/2000
 802593772      802593772   LUND DENNIS                          RI          108,000.00  11.400     0.000    90.0    01/04/2000
 802610758      802610758   EDMONDS KENNETH I                    VA           66,300.00  12.000     0.000    85.0    02/22/2000
 802621326      802621326   LETT JENNIFER                        AL           34,400.00  13.900     0.000    80.0    11/17/1999
 802623918      802623918   JACKSON THOMAS                       FL           13,864.31  13.750     0.000    70.0    01/18/2000
 802630707      802630707   JOHNSON CHANDA                       CO           19,261.64  12.750     0.000    89.9    01/13/2000
 802634345      802634345   STRANGE MARJORIE                     NY           34,922.05  13.850     0.000    77.9    01/18/2000
 802651083      802651083   SANFORD JOHN E                       SC           23,073.34  10.400     0.000    80.0    02/07/2000
 802656942      802656942   HOUSEKNECHT JAMES E                  PA           80,000.00  13.300     0.000    84.2    03/01/2000
 802666222      802666222   MARIN MARIA                          IN           37,558.49  13.150     0.000    80.0    01/13/2000
 802677625      802677625   EBERLY SCOT ERIC                     MD           28,993.25  13.400     0.000    77.4    01/20/2000
 802680199      802680199   HASTY ELIZABETH MARIE                VA           78,450.00  11.250     0.000    84.3    02/28/2000
 802682294      802682294   CONDON RICKY S                       AZ           24,961.24  13.875     0.000    82.7    01/11/2000
 802687459      802687459   BURGESS DAVID N                      WA           24,472.78  14.250     0.000    84.9    01/14/2000
 802690545      802690545   ROOME DANIEL K                       IN           34,400.00  10.650     0.000    80.0    11/01/1999
 802690586      802690586   GUSLER JAY                           NY           44,642.12   9.400     0.000    71.0    01/20/2000
 802693135      802693135   FOXWORTH VERLINE                     NC           32,545.68  14.200     0.000    77.0    01/13/2000
 802694653      802694653   PHILLIPS MARY                        NC           20,168.18  12.000     0.000    70.0    02/25/2000
 802698597      802698597   LAVORE FRANK P                       NY           23,326.28  13.500     0.000    80.7    01/28/2000
 802704742      802704742   MORRIS MARQUES                       TN          130,000.00  12.450     0.000    68.4    12/29/1999
 802705749      802705749   TYNER SCOTT L                        OR           66,000.00  11.600     0.000    84.6    01/28/2000
 802708198      802708198   AWIZA RICHARD A                      PA           29,957.95  12.500     0.000    83.3    01/27/2000
 802708685      802708685   MC MURRAY PATRICK O                  FL           25,848.66  10.900     0.000    84.6    01/25/2000
 802714840      802714840   LOMAX TIMOTHY                        NY           24,288.83  14.250     0.000    85.8    01/27/2000
 802721894      802721894   BROWN GARLAND L                      SC           37,283.01   9.990     0.000    80.0    02/15/2000
 802725481      802725481   FYK JOAN M                           PA           29,326.81  12.850     0.000    89.9    02/03/2000
 802727180      802727180   LEONARD MARY                         NC           89,720.23  14.500     0.000    75.0    02/14/2000
 802727289      802727289   COPE SAMUEL H                        NC           39,000.00  14.350     0.000    75.0    01/05/2000
 802729210      802729210   GUEST BILLY                          AR           41,563.92  14.900     0.000    80.7    02/10/2000
 802729756      802729756   PICCIN NANCY E                       MA           44,852.95  11.400     0.000    89.9    01/18/2000
 802730580      802730580   HINTON CLARENCE E                    AR           28,958.44  12.000     0.000    80.0    01/25/2000
 802732024      802732024   BARLOW DAVID                         NC           47,992.30  14.550     0.000    80.0    02/16/2000
 802736942      802736942   NETSCH RAYMOND B                     FL           21,450.00  14.450     0.000    85.9    01/14/2000
 802737072      802737072   WARD ROBERT LEON JR                  SC           21,099.12  13.000     0.000    80.0    01/19/2000
 802740639      802740639   FISHKIND RUSSELL                     NJ           50,000.00  13.225     0.000    81.3    01/20/2000
 802741512      802741512   BRUNETTO MARGUERITE A                NY           31,949.49  12.990     0.000    85.9    01/27/2000
 802741967      802741967   DHILLON KARNAIL                      NY           71,719.64  11.350     0.000    70.4    01/12/2000
 802745968      802745968   PETTY CARL                           TN           42,377.19  10.400     0.000    80.0    01/12/2000
 802746750      802746750   EVERETT BARBARA J                    NC           19,459.33  14.350     0.000    75.0    02/07/2000
 802748483      802748483   HOLMES KAREN                         SC           30,500.00  13.850     0.000    50.8    01/10/2000
 802751826      802751826   TOLBERT NANNIE MARIE                 MO           21,400.00  11.600     0.000    64.8    12/20/1999
 802753178      802753178   MEDEROS RAUL                         FL           46,288.99  10.800     0.000    80.0    01/11/2000
 802753236      802753236   ANDERSON ANGELA SMITH                NC           27,893.54  12.250     0.000    80.0    01/06/2000
 802760223      802760223   PEREZ DANIEL S                       CA           30,781.98  10.900     0.000    83.7    01/14/2000
 802760280      802760280   WHITAKER JOHN ALLEN                  CA           28,280.13  12.850     0.000    84.9    01/14/2000
 802763763      802763763   MULONE CARMELO J                     NH           52,198.20  14.950     0.000    75.0    01/31/2000
 802765511      802765511   SHERMAN BRUCE L                      RI           23,026.15  13.500     0.000    84.9    01/20/2000
 802766048      802766048   MAST LEXA W                          MI           15,358.73  11.150     0.000    84.8    01/11/2000
 802766477      802766477   PAVLOU ANASTASIO                     NJ           56,500.00  13.850     0.000    80.9    01/19/2000
 802767830      802767830   RODMAN KRISTINE M                    CA           36,985.42  12.600     0.000    89.8    01/27/2000
 802769356      802769356   ESCARENO ROGELIO                     MN           21,497.44  11.250     0.000    67.7    01/25/2000
 802770826      802770826   VICKERY STEVEN A                     FL           33,000.00  10.400     0.000    75.0    01/31/2000
 802771766      802771766   COLEMAN DONALD                       AL           23,804.55  11.250     0.000    63.1    01/06/2000
 802772145      802772145   CARTER ELNETA                        NC           57,016.79  11.625     0.000    74.9    02/11/2000

  Orig            LSAMS        Paid              Hold    Tracking      Program      Rate         Companion
 Account        Accounts    thru Date  30 Day    Code    Identifier      Type       Flag         BD Balance
-----------------------------------------------------------------------------------------------------------

GROUP 1:  FIXED RATE LOANS

 801282781      801282781   03/01/2000    0     00 00 00  SUPER FIX       030        F              0.00
 801603952      801603952   03/24/2000    0     00 00 00  SUPER FIX       010        F              0.00
 801697806      801697806   03/01/2000    1     00 00 00  SUPER FIX       030        F              0.00
 802099010      802099010   02/01/2000    0     66 00 00  SUPER FIX       045        F              0.00
 802137182      802137182   12/27/1999    1     31 00 00  9150063         045        F              0.00
 802300285      802300285   03/01/2000    0     00 00 00  9150064         015        F              0.00
 802310557      802310557   03/01/2000    0     00 00 00  SUPER FIX       030        F              0.00
 802362426      802362426   02/01/2000    0     00 00 00  9150062         020        F              0.00
 802376368      802376368   04/01/2000    1     00 00 00  9150062         020        F              0.00
 802385724      802385724   03/01/2000    1     00 00 00  9150064         025        F              0.00
 802391300      802391300   03/01/2000    0     00 00 00  9150064         020        F              0.00
 802453787      802453787   02/01/2000    0     00 00 00  9150063         025        F              0.00
 802496885      802496885   03/19/2000    0     00 00 00  9150064         045        F              0.00
 802511006      802511006   03/09/2000    0     00 00 00  9150064         030        F              0.00
 802511287      802511287   03/01/2000    0     00 00 00  SUPER FIX       030        F              0.00
 802512822      802512822   02/19/2000    0     00 00 00  9150063         015        F              0.00
 802514315      802514315   02/01/2000    0     00 00 00  9150062         020        F              0.00
 802537712      802537712   02/01/2000    1     00 00 00  9150063         045        F              0.00
 802549162      802549162   02/26/2000    0     00 00 00  9150063         025        F              0.00
 802565671      802565671   04/10/2000    0     60 00 00  9150063         025        F              0.00
 802585638      802585638   03/15/2000    0     00 00 00  9150064         030        F              0.00
 802593772      802593772   03/06/2000    0     00 00 00  SUPER FIX       030        F              0.00
 802610758      802610758   02/22/2000    0     00 00 00  9150064         030        F              0.00
 802621326      802621326   02/01/2000    1     00 00 00  9150063         015        F              0.00
 802623918      802623918   03/18/2000    0     00 00 00  9150063         010        F              0.00
 802630707      802630707   03/02/2000    0     00 00 00  9150063         015        F              0.00
 802634345      802634345   03/18/2000    0     00 00 00  9150063         045        F              0.00
 802651083      802651083   03/07/2000    0     00 00 00  9150064         010        F              0.00
 802656942      802656942   02/28/2000    0     78 00 00  9150064         030        F              0.00
 802666222      802666222   03/01/2000    0     00 00 00  9150063         025        F              0.00
 802677625      802677625   03/20/2000    0     00 00 00  9150063         015        F              0.00
 802680199      802680199   02/28/2000    0     00 00 00  9150064         045        F              0.00
 802682294      802682294   03/01/2000    0     00 00 00  9150063         045        F              0.00
 802687459      802687459   03/01/2000    0     78 00 00  9150063         020        F              0.00
 802690545      802690545   03/01/2000    0     00 00 00  SUPER FIX       045        F              0.00
 802690586      802690586   03/20/2000    0     00 00 00  9150063         020        F              0.00
 802693135      802693135   04/01/2000    0     00 00 00  9150063         015        F              0.00
 802694653      802694653   03/25/2000    0     00 00 00  9150064         010        F              0.00
 802698597      802698597   03/01/2000    0     00 00 00  9150063         015        F              0.00
 802704742      802704742   01/06/2000    0     00 00 00  SUPER FIX       020        F              0.00
 802705749      802705749   03/01/2000    0     00 00 00  9150063         045        F              0.00
 802708198      802708198   03/14/2000    0     00 00 00  9150063         045        F              0.00
 802708685      802708685   03/01/2000    0     00 00 00  9150063         045        F              0.00
 802714840      802714840   03/15/2000    0     00 00 00  9150063         020        F              0.00
 802721894      802721894   03/10/2000    0     00 00 00  9150064         020        F              0.00
 802725481      802725481   03/06/2000    0     00 00 00  9150063         015        F              0.00
 802727180      802727180   03/14/2000    0     00 00 00  9150064         030        F              0.00
 802727289      802727289   02/05/2000    0     00 00 00  9150063         015        F              0.00
 802729210      802729210   03/26/2000    0     00 00 00  9150064         015        F              0.00
 802729756      802729756   03/18/2000    0     00 00 00  9150063         015        F              0.00
 802730580      802730580   03/25/2000    0     00 00 00  9150063         020        F              0.00
 802732024      802732024   01/22/2000    0     00 00 00  9150064         045        F              0.00
 802736942      802736942   02/10/2000    0     00 00 00  9150063         010        F              0.00
 802737072      802737072   04/19/2000    0     00 00 00  9150063         010        F              0.00
 802740639      802740639   03/12/2000    0     00 00 00  9150063         045        F              0.00
 802741512      802741512   04/01/2000    0     00 00 00  9150063         045        F              0.00
 802741967      802741967   03/12/2000    0     00 00 00  9150063         015        F              0.00
 802745968      802745968   03/12/2000    0     00 00 00  9150063         025        F              0.00
 802746750      802746750   03/07/2000    0     00 00 00  9150064         010        F              0.00
 802748483      802748483   02/10/2000    0     00 00 00  9150063         025        F              0.00
 802751826      802751826   02/20/2000    1     66 00 00  SUPER FIX       030        F              0.00
 802753178      802753178   03/07/2000    0     00 00 00  SUPER FIX       030        F              0.00
 802753236      802753236   03/06/2000    0     00 00 00  9150063         020        F              0.00
 802760223      802760223   03/14/2000    0     00 00 00  9150063         045        F              0.00
 802760280      802760280   03/01/2000    0     00 00 00  9150063         020        F              0.00
 802763763      802763763   03/21/2000    0     00 00 00  9150064         045        F              0.00
 802765511      802765511   03/18/2000    0     00 00 00  9150063         020        F              0.00
 802766048      802766048   03/01/2000    0     00 00 00  9150063         010        F              0.00
 802766477      802766477   03/01/2000    0     00 00 00  9150063         045        F              0.00
 802767830      802767830   03/01/2000    0     00 00 00  9150063         045        F              0.00
 802769356      802769356   03/01/2000    0     00 00 00  9150063         015        F              0.00
 802770826      802770826   03/01/2000    0     00 00 00  9150063         025        F              0.00
 802771766      802771766   03/06/2000    0     00 00 00  9150063         010        F              0.00
 802772145      802772145   04/11/2000    0     65 00 00  9150064         030        F              0.00

                                ALLIANCE FUNDING
                        A division of Superior Bank FSB
  Prefunding Support Schedule - Loans Funded and Available for Sale to 2000-1

  Orig            LSAMS                                                      Current     Note
 Account        Accounts    Name                                State        Principal   Rate      Margin    LTV      AFCDate
--------------------------------------------------------------------------------------------------------------------------------
 802773291      802773291   MINTZ JAMES A SR                     NC           32,445.47  12.150     0.000    72.1    02/04/2000
 802773762      802773762   CONNERS WANDA E                      VA           49,926.78  12.350     0.000    64.1    02/15/2000
 802773846      802773846   BAILEY CONSTANCE                     NY           26,500.00  13.500     0.000    80.0    12/07/1999
 802774679      802774679   ANNICHIARICO WAYNE                   MA          152,766.47  10.200     0.000    82.7    03/10/2000
 802774760      802774760   POLHAMUS WILLIAM JOSEPH              WA           24,700.00  12.850     0.000    84.6    12/13/1999
 802777417      802777417   LIVANOS STAMATIS P                   NY          115,062.83  12.450     0.000    80.0    02/01/2000
 802780213      802780213   BANKS JAMES WALTER                   SC           24,500.00  14.250     0.000    70.0    01/10/2000
 802780890      802780890   RICE SCOTT L                         CO           20,748.09  10.150     0.000    83.8    01/12/2000
 802781591      802781591   JONES WILLIAM L                      NC           30,351.71  11.500     0.000    70.0    01/04/2000
 802782581      802782581   LOPEZ-SIRVEN FERNANDO                PA           21,148.00  10.250     0.000    79.9    01/31/2000
 802784926      802784926   VANGUNDY CATHERINE                   OH           36,500.00  13.600     0.000    84.8    03/17/2000
 802786145      802786145   GROOM BRIAN LIND                     CO           20,000.00  14.250     0.000    76.4    01/20/2000
 802787820      802787820   DELGADO BERTOLDO                     IL           38,500.00  12.350     0.000    65.7    01/20/2000
 802788596      802788596   BAZ GEORGE R                         FL           41,938.39  12.100     0.000    68.4    01/10/2000
 802789388      802789388   MOORE JOHN                           NY           36,500.00  14.000     0.000    79.9    02/04/2000
 802790691      802790691   PORTESY MARY ANN                     NY           19,872.44  13.500     0.000    80.9    01/10/2000
 802791970      802791970   WESTON RONNIE                        TN           28,494.09  13.600     0.000    75.0    01/11/2000
 802794594      802794594   PEKAROVICH FRANK EDWARD              CA           37,086.00  12.000     0.000    84.6    01/20/2000
 802794941      802794941   TELLEZ-RODRI MARIO                   CO            9,823.49  11.900     0.000    89.5    01/18/2000
 802795153      802795153   WITZGALL RORY S                      NY           22,999.59  13.000     0.000    85.0    01/18/2000
 802799288      802799288   HILL CHARLES J                       OR           83,676.08  13.500     0.000    84.9    01/11/2000
 802799866      802799866   ARDIS BARRY W                        SC           26,297.54  12.750     0.000    80.0    01/18/2000
 802800318      802800318   HAZARD RAYMOND G SR                  NY           21,484.94  15.990     0.000    70.9    01/14/2000
 802804211      802804211   INDRISANO MAUREEN J                  MA           55,986.90  12.900     0.000    78.6    01/28/2000
 802804534      802804534   DOWNEY JULIA L                       NY           41,959.67  12.750     0.000    84.0    02/16/2000
 802805523      802805523   BLOSSER BRENT L                      FL           49,500.00  14.200     0.000    74.8    01/10/2000
 802806968      802806968   RIGGS BARBARA ANN                    CA           33,500.00  12.350     0.000    90.0    01/27/2000
 802807123      802807123   OTERO PATRICIA J                     CA           33,500.00  12.600     0.000    85.1    11/30/1999
 802807503      802807503   TONSAGER BRIAN S                     MN           42,700.00  11.400     0.000    90.0    12/27/1999
 802809061      802809061   PORTER THOMAS                        MA           34,873.88  13.250     0.000    84.9    01/12/2000
 802809111      802809111   HIGGINS SHELDON OREN                 KS           47,718.79  10.090     0.000    84.9    01/06/2000
 802809178      802809178   WILLS WILLIAM                        NY          104,707.79  10.250     0.000    84.4    01/11/2000
 802814160      802814160   NATH DAWN M                          IL           39,985.42  11.900     0.000    89.8    01/10/2000
 802814293      802814293   CLOUD DORIS                          MD           57,735.21  12.500     0.000    86.5    01/28/2000
 802815969      802815969   RUDD THOMAS R                        MT          104,000.00  10.150     0.000    84.7    01/20/2000
 802816363      802816363   LICHENS WALTER U                     CA           22,577.47  11.650     0.000    84.8    01/14/2000
 802816629      802816629   KITCHENS BETTY L                     SC           22,991.10  14.100     0.000    75.0    01/14/2000
 802816983      802816983   FENNEY JAMES T                       MN           28,455.54  12.350     0.000    84.9    01/28/2000
 802817007      802817007   SUSTER BAR JOHN                      CA           21,982.36  12.350     0.000    89.7    02/11/2000
 802817130      802817130   SHICK JEFFREY A                      PA           30,947.26  11.250     0.000    64.7    01/18/2000
 802819805      802819805   MURACCHIOLI ELILIO J                 NJ           26,815.74  13.050     0.000    79.9    01/11/2000
 802821371      802821371   SESSIONS ROBERT R                    CA           11,292.61  12.450     0.000    89.9    01/13/2000
 802823369      802823369   MCNAIR STANLEY                       SC           69,300.00  14.500     0.000    75.0    02/23/2000
 802824060      802824060   PARKER CAROL L                       NV           25,248.45  10.000     0.000    84.8    01/20/2000
 802826040      802826040   BROWN DAVID                          MA           19,860.97  12.600     0.000    81.7    01/10/2000
 802826941      802826941   BERRY DOUGLAS T                      SC           19,812.30  10.650     0.000    58.8    01/12/2000
 802831701      802831701   ROBERT CHAVEZ                        CA           59,909.25   9.000     0.000    64.6    01/14/2000
 802832667      802832667   MAZE JEREMY J                        AL           45,000.00  12.400     0.000    72.5    02/10/2000
 802833384      802833384   MILLER WILLIAM E                     DE           84,003.12  11.330     0.000    90.0    02/22/2000
 802833822      802833822   FLAX DOMINIQUE M                     MD           57,283.42  11.950     0.000    89.8    01/12/2000
 802833988      802833988   BAKER SAMMY                          SC           59,934.83  12.750     0.000    75.0    02/11/2000
 802834788      802834788   CILIEN GERALDINE                     NJ           54,600.00  13.890     0.000    65.0    02/18/2000
 802835231      802835231   SAFYARI BEN B                        CA           30,000.00  10.600     0.000    63.4    02/25/2000
 802836734      802836734   SALTZER JOSEPH                       NY          118,264.61  11.800     0.000    80.0    01/26/2000
 802836841      802836841   BECKHAM WILLIAM C                    NC           49,500.00  14.250     0.000    75.0    02/08/2000
 802838508      802838508   LOPEZ MARIO                          FL           16,095.41  12.600     0.000    84.9    01/11/2000
 802839209      802839209   PATTERSON RICKEY                     MI           25,149.15  13.000     0.000    80.0    02/16/2000
 802839340      802839340   GARNER MICHAEL L                     CA           89,977.48  12.600     0.000    89.9    02/14/2000
 802839639      802839639   STABILE WILLIAM R  JR                NJ           54,949.67  11.425     0.000    74.0    01/14/2000
 802839670      802839670   BOONE ROBERTA                        DC           83,204.71  12.250     0.000    75.6    03/20/2000
 802842088      802842088   WILKINS MELVIN V JR                  NC           54,869.52  12.600     0.000    78.5    02/17/2000
 802842336      802842336   MILLARD WILLIAM JR                   PA           59,424.03   9.815     0.000    85.0    02/29/2000
 802842542      802842542   YANDA RAI T                          WA           16,014.00  12.350     0.000    80.0    01/25/2000
 802842609      802842609   JUSKIEWICZ ALLEN A                   MA           11,230.92  13.950     0.000    85.0    01/25/2000
 802843730      802843730   KUBES JOHN K                         CA           44,871.58  12.750     0.000    78.7    01/27/2000
 802845016      802845016   LONG WILLIAM B                       CO           17,800.00  12.800     0.000    84.9    12/23/1999
 802845669      802845669   MIZERAK RASJIDA D                    CA           67,565.00  11.150     0.000    89.8    01/18/2000
 802845735      802845735   MARSHALL RODGER GLEN                 UT           21,190.00  12.800     0.000    89.9    01/12/2000
 802845776      802845776   HALL WILLIE M                        GA           36,685.38  14.450     0.000    80.0    02/14/2000
 802847368      802847368   FORD TINA MARIE                      FL           44,119.25  11.650     0.000    85.0    01/03/2000
 802848192      802848192   LADNER DINETTE MAE                   MS           29,359.78   9.750     0.000    80.0    01/14/2000
 802849497      802849497   HERRON CHESTER, T                    MI           21,693.81  13.000     0.000    52.6    01/13/2000
 802849604      802849604   HINES FRANK                          SC           37,330.09  14.350     0.000    72.1    02/22/2000
 802849885      802849885   WALDMAN TOMAR S                      MA           99,701.72  11.850     0.000    76.1    01/18/2000
 802849893      802849893   PERRINO JAMES P                      NY           29,708.75  13.250     0.000    80.9    01/11/2000
 802849927      802849927   SOUTHWICK SUSAN B                    AL           20,209.52  13.750     0.000    84.8    01/14/2000
 802850669      802850669   LYNSKEY CARL D                       VA           34,574.96  10.150     0.000    77.7    01/04/2000

  Orig            LSAMS        Paid              Hold    Tracking      Program      Rate         Companion
 Account        Accounts    thru Date  30 Day    Code    Identifier      Type       Flag         BD Balance
-----------------------------------------------------------------------------------------------------------
 802773291      802773291   03/04/2000    0     00 00 00  9150064         015        F              0.00
 802773762      802773762   03/15/2000    0     00 00 00  9150064         030        F              0.00
 802773846      802773846   03/01/2000    0     00 00 00  9150062         015        F              0.00
 802774679      802774679   03/14/2000    0     00 00 00  SUPER FIX       045        F              0.00
 802774760      802774760   03/01/2000    0     00 00 00  9150062         045        F              0.00
 802777417      802777417   03/20/2000    0     00 00 00  9150063         328        F              0.00
 802780213      802780213   01/10/2000    0     00 00 00  9150063         010        F              0.00
 802780890      802780890   03/01/2000    0     00 00 00  9150063         015        F              0.00
 802781591      802781591   03/04/2000    0     00 00 00  9150063         015        F              0.00
 802782581      802782581   03/01/2000    0     00 00 00  9150063         045        F              0.00
 802784926      802784926   03/02/2000    0     00 00 00  SUPER FIX       045        F              0.00
 802786145      802786145   03/01/2000    0     00 00 00  9150063         015        F              0.00
 802787820      802787820   02/20/2000    0     00 00 00  9150063         045        F              0.00
 802788596      802788596   03/10/2000    0     00 00 00  9150063         020        F              0.00
 802789388      802789388   03/04/2000    0     00 00 00  9150063         020        F              0.00
 802790691      802790691   02/15/2000    0     00 00 00  9150063         015        F              0.00
 802791970      802791970   03/11/2000    0     00 00 00  9150063         020        F              0.00
 802794594      802794594   03/01/2000    0     00 00 00  9150063         045        F              0.00
 802794941      802794941   03/18/2000    0     00 00 00  9150063         015        F              0.00
 802795153      802795153   02/27/2000    0     00 00 00  9150063         015        F              0.00
 802799288      802799288   03/01/2000    0     00 00 00  9150063         020        F              0.00
 802799866      802799866   03/18/2000    0     00 00 00  9150063         020        F              0.00
 802800318      802800318   02/27/2000    0     00 00 00  9150064         010        F              0.00
 802804211      802804211   02/28/2000    0     00 00 00  9150063         045        F              0.00
 802804534      802804534   03/16/2000    0     00 00 00  9150064         025        F              0.00
 802805523      802805523   02/01/2000    0     00 00 00  9150063         045        F              0.00
 802806968      802806968   03/01/2000    0     00 00 00  9150063         045        F              0.00
 802807123      802807123   01/01/2000    0     00 00 00  9150062         020        F              0.00
 802807503      802807503   01/27/2000    1     00 00 00  9150062         045        F              0.00
 802809061      802809061   03/05/2000    0     00 00 00  9150063         020        F              0.00
 802809111      802809111   03/06/2000    0     00 00 00  9150063         015        F              0.00
 802809178      802809178   03/11/2000    0     00 00 00  9150063         045        F              0.00
 802814160      802814160   03/10/2000    0     00 00 00  9150063         020        F              0.00
 802814293      802814293   02/17/2000    0     00 00 00  9150064         045        F              0.00
 802815969      802815969   03/01/2000    0     00 00 00  9150063         045        F              0.00
 802816363      802816363   04/01/2000    0     00 00 00  9150063         020        F              0.00
 802816629      802816629   03/14/2000    0     00 00 00  9150063         010        F              0.00
 802816983      802816983   03/01/2000    0     00 00 00  9150063         020        F              0.00
 802817007      802817007   03/01/2000    0     00 00 00  9150064         045        F              0.00
 802817130      802817130   03/18/2000    0     00 00 00  9150063         015        F              0.00
 802819805      802819805   05/01/2000    0     00 00 00  9150063         045        F              0.00
 802821371      802821371   03/09/2000    0     00 00 00  9150063         015        F              0.00
 802823369      802823369   02/23/2000    0     00 00 00  9150064         030        F              0.00
 802824060      802824060   03/01/2000    0     00 00 00  9150063         020        F              0.00
 802826040      802826040   03/10/2000    0     00 00 00  9150063         015        F              0.00
 802826941      802826941   03/12/2000    0     00 00 00  9150063         010        F              0.00
 802831701      802831701   03/01/2000    0     00 00 00  9150063         015        F              0.00
 802832667      802832667   03/01/2000    0     00 00 00  9150064         025        F              0.00
 802833384      802833384   03/01/2000    0     00 00 00  9150064         045        F              0.00
 802833822      802833822   03/06/2000    0     00 00 00  9150063         045        F              0.00
 802833988      802833988   03/11/2000    0     00 00 00  9150064         030        F              0.00
 802834788      802834788   02/26/2000    0     00 00 00  SUPER FIX       045        F              0.00
 802835231      802835231   03/01/2000    0     00 00 00  9150064         045        F              0.00
 802836734      802836734   03/01/2000    0     00 00 00  9150063         045        F              0.00
 802836841      802836841   02/08/2000    0     00 00 00  9150064         015        F              0.00
 802838508      802838508   03/11/2000    0     00 00 00  9150063         015        F              0.00
 802839209      802839209   03/16/2000    0     00 00 00  9150064         025        F              0.00
 802839340      802839340   03/01/2000    0     00 00 00  9150064         045        F              0.00
 802839639      802839639   03/01/2000    0     00 00 00  9150063         045        F              0.00
 802839670      802839670   02/28/2000    0     00 00 00  SUPER FIX       030        F              0.00
 802842088      802842088   03/07/2000    0     00 00 00  9150064         030        F              0.00
 802842336      802842336   03/12/2000    0     00 00 00  9150064         030        F              0.00
 802842542      802842542   02/07/2000    0     00 00 00  9150063         020        F              0.00
 802842609      802842609   03/06/2000    0     00 00 00  9150063         015        F              0.00
 802843730      802843730   03/01/2000    0     00 00 00  9150063         015        F              0.00
 802845016      802845016   01/01/2000    0     00 00 00  9150062         045        F              0.00
 802845669      802845669   03/01/2000    0     00 00 00  9150063         045        F              0.00
 802845735      802845735   03/01/2000    0     00 00 00  9150062         045        F              0.00
 802845776      802845776   03/01/2000    0     00 00 00  9150064         015        F              0.00
 802847368      802847368   03/03/2000    0     00 00 00  9150063         010        F              0.00
 802848192      802848192   03/14/2000    0     00 00 00  9150063         015        F              0.00
 802849497      802849497   03/05/2000    0     00 00 00  9150063         020        F              0.00
 802849604      802849604   03/22/2000    0     00 00 00  9150064         015        F              0.00
 802849885      802849885   03/18/2000    0     00 65 00  9150063         020        F              0.00
 802849893      802849893   04/01/2000    0     00 00 00  9150063         020        F              0.00
 802849927      802849927   03/22/2000    0     00 00 00  9150063         015        F              0.00
 802850669      802850669   03/04/2000    0     00 00 00  9150063         015        F              0.00

                                ALLIANCE FUNDING
                        A division of Superior Bank FSB
  Prefunding Support Schedule - Loans Funded and Available for Sale to 2000-1

  Orig            LSAMS                                                      Current     Note
 Account        Accounts    Name                                State        Principal   Rate      Margin    LTV      AFCDate
--------------------------------------------------------------------------------------------------------------------------------
 802852137      802852137   SHELTON JOHN W                       VA           28,837.11  13.450     0.000    79.1    01/20/2000
 802852426      802852426   WILLIAMS ROLAND                      IN           20,340.00  11.400     0.000    89.9    01/31/2000
 802852681      802852681   MOUJOUKIAN LIZA                      CA           48,000.00  10.650     0.000    72.8    01/26/2000
 802854216      802854216   ROSITER JOEL                         OH           61,917.67  12.750     0.000    77.0    12/02/1999
 802855783      802855783   ANDERSON SYLVIA ANN                  AL           13,232.14  14.500     0.000    70.0    01/31/2000
 802855833      802855833   BURKE DANIEL                         FL           24,000.00  11.400     0.000    89.3    01/31/2000
 802856625      802856625   BURKE TIMOTHY J                      NY           25,819.93  12.530     0.000    84.2    01/12/2000
 802858118      802858118   CHANDLER LAMONT R                    CO           31,825.00  13.350     0.000    83.5    12/21/1999
 802858357      802858357   BROOKS GORDON L                      ME           31,905.69  10.750     0.000    47.7    12/29/1999
 802859017      802859017   HAYES ANTHONY P                      MA           50,171.41  11.950     0.000    89.9    01/11/2000
 802859348      802859348   KOPP BRIAN F                         CO           25,000.00  12.300     0.000    87.8    01/24/2000
 802859561      802859561   KIERNAN EARL R                       CA           30,000.00  12.750     0.000    67.8    01/21/2000
 802859850      802859850   FELIZ MARCO                          RI           14,938.71  11.850     0.000    89.9    02/01/2000
 802860957      802860957   CONYERS PAULA                        SC           49,456.74   9.300     0.000    68.7    02/24/2000
 802862110      802862110   LEFKOWITZ EUGENE                     NY          246,000.00  13.300     0.000    80.5    01/27/2000
 802862458      802862458   PHILLIPS JAMES A                     NC           49,228.17  10.500     0.000    75.9    01/05/2000
 802863506      802863506   BIDDINGER BRIAN D                    MI           14,945.00  12.500     0.000    90.0    01/28/2000
 802864785      802864785   BOERSEN RICHARD H                    MI           23,968.63  12.900     0.000    72.7    01/24/2000
 802865311      802865311   ALICAKOS VAN                         NY           67,481.88   9.400     0.000    79.9    01/12/2000
 802865444      802865444   CARRION LUIS A                       NY           38,787.31  11.400     0.000    90.0    01/12/2000
 802865865      802865865   SCHMIDT ANDREW C                     MT           30,000.00  12.150     0.000    64.7    01/26/2000
 802867747      802867747   HUSTON ROSE ANN                      OH           42,621.05  14.600     0.000    75.0    01/12/2000
 802867853      802867853   BURCHETT CARRIE                      OH           33,618.86  14.000     0.000    65.0    01/11/2000
 802867861      802867861   SIDORICK JOHN JR                     PA           16,728.40  14.750     0.000    70.0    02/22/2000
 802868018      802868018   JOYNER JIMMIE                        NC           23,093.63  13.000     0.000    80.0    02/10/2000
 802868240      802868240   HYACINTHE JOHN                       NY           15,841.94  10.850     0.000    69.3    01/10/2000
 802868281      802868281   WHALEN KIM A                         FL           13,375.55  11.350     0.000    64.3    01/24/2000
 802868364      802868364   ANDRADE LEVY A                       CT           59,910.45  12.530     0.000    73.7    01/18/2000
 802870576      802870576   SCHIPPER JAMES L                     OR           18,992.68  12.350     0.000    88.8    01/27/2000
 802870972      802870972   ROBERSON GERMAINE                    NJ           45,763.74  12.550     0.000    75.3    01/18/2000
 802871020      802871020   DAVID PEGGY S                        NY           18,765.44  11.850     0.000    80.0    01/25/2000
 802871103      802871103   CANFIELD GARY L JR                   MI           36,339.07  13.250     0.000    84.9    01/27/2000
 802871533      802871533   INMAN CYNTHIA K                      IL           33,988.78  11.300     0.000    79.0    02/18/2000
 802871723      802871723   WISSINGER BRUCE W                    PA           42,824.51  12.100     0.000    90.0    01/12/2000
 802872432      802872432   KEITH JAMES H                        GA           57,953.62  12.650     0.000    82.8    01/14/2000
 802872523      802872523   JEFFCOAT ROBERT B                    SC           32,598.53  12.150     0.000    80.0    02/28/2000
 802872689      802872689   MAYS CALVIN T                        VA           28,057.93  11.650     0.000    85.7    01/18/2000
 802874321      802874321   ROTTON SHAD D                        FL           35,447.71  11.150     0.000    85.0    01/04/2000
 802876771      802876771   COLE KENNETH                         NC           27,449.67  13.000     0.000    80.0    01/12/2000
 802877050      802877050   MARTIN STACEY L                      SC           58,186.53  13.350     0.000    80.0    02/25/2000
 802877308      802877308   PLAVETZKY KARL FRANCIS               CA           29,556.49  12.350     0.000    78.6    02/03/2000
 802878082      802878082   POZNIAK GERALD A                     PA           34,709.65  10.850     0.000    64.9    01/26/2000
 802878272      802878272   HART GARY W                          VA           38,677.16  11.700     0.000    89.7    01/20/2000
 802878322      802878322   HONEYCHURCH HAROLD J                 PA           34,954.45  15.000     0.000    70.0    02/16/2000
 802879585      802879585   BARNES LARRY EARL                    NC           50,139.16  13.250     0.000    85.0    03/01/2000
 802880260      802880260   ELWELL CLIFFORD L                    ME           41,249.62  13.350     0.000    66.4    01/18/2000
 802880849      802880849   LAMPKIN MALCOLM                      SC           22,557.89  14.500     0.000    70.0    01/18/2000
 802881284      802881284   MERRITT NOKL RUTH SPILLER            LA           19,761.49  12.250     0.000    80.0    01/25/2000
 802881292      802881292   GIDNEY CASSANDRA L                   CA           16,856.41  11.600     0.000    78.6    01/28/2000
 802881656      802881656   COLBURN MICHAEL A                    MI           29,952.21  11.550     0.000    42.8    01/20/2000
 802881672      802881672   GAGLIONE MICHAEL                     MA           45,352.77  13.400     0.000    84.8    01/20/2000
 802882209      802882209   KOZIOL BARRY                         IL           38,468.71  12.600     0.000    89.7    01/31/2000
 802883728      802883728   FUENTES DANIEL                       FL           15,130.68  13.100     0.000    85.5    01/18/2000
 802884668      802884668   LAFONTAINE MOURICE                   MI           21,713.58  12.785     0.000    83.8    01/13/2000
 802884999      802884999   SINGH DEVINDER                       CA           94,899.64  11.150     0.000    89.5    01/31/2000
 802885012      802885012   CLIFF WILLIAM                        CA           11,165.26  12.250     0.000    85.1    01/25/2000
 802885590      802885590   FRENCH MARIE E                       FL           37,886.09  12.000     0.000    80.0    01/04/2000
 802885814      802885814   LAVIGNE PAUL M                       FL           33,434.25  12.750     0.000    79.9    01/04/2000
 802886549      802886549   CEFALA JOHNNY G                      NY           37,600.00  15.350     0.000    80.0    01/27/2000
 802886572      802886572   REED KELLEY ANN                      FL           64,400.00  12.100     0.000    70.0    01/31/2000
 802886705      802886705   LAMORGESE ANTHONY                    NY           97,410.00  12.150     0.000    90.0    01/28/2000
 802887372      802887372   MINER JAMES J                        DE           23,000.00  12.850     0.000    84.8    02/01/2000
 802887612      802887612   GREENE WILLIAM M                     SC           39,701.37  12.250     0.000    80.0    02/14/2000
 802890749      802890749   BACKER JOSEPH E                      MN           32,111.43  12.100     0.000    75.7    01/31/2000
 802891010      802891010   KULESZ KENNETH                       MD           24,993.61  12.500     0.000    86.0    02/01/2000
 802892661      802892661   JEFFERS MICHAEL F                    MI           46,588.54  12.000     0.000    85.0    01/31/2000
 802892737      802892737   CHESHATSANG CHHUNI P                 MA           47,786.96  12.600     0.000    79.7    01/31/2000
 802892851      802892851   SANDY THERON  SR                     NC           49,689.10  11.750     0.000    80.0    01/14/2000
 802893081      802893081   HICKS ROSA M                         SC           30,750.00  15.150     0.000    75.0    02/15/2000
 802893321      802893321   FARLEY JOSEPH F                      CT           36,000.00  12.600     0.000    60.0    03/02/2000
 802894865      802894865   GREER RACHEL                         MS           25,439.23  10.750     0.000    80.0    02/14/2000
 802895359      802895359   KUMAS UGUR                           PA           37,245.53  12.350     0.000    84.8    01/14/2000
 802896613      802896613   SEWELL TIMOTHY W                     NC           51,000.00  11.500     0.000    85.0    01/19/2000
 802896837      802896837   SAO UON                              CT           42,000.00  12.150     0.000    90.0    01/31/2000
 802896928      802896928   MORRIS JOHN E                        SC           43,275.06  12.400     0.000    85.0    02/04/2000
 802897082      802897082   HOFER DAVID H                        CO           20,000.00  14.000     0.000    70.1    01/12/2000
 802898429      802898429   PILYAVSKY OLGA                       NY          159,876.67  11.350     0.000    89.6    02/02/2000

  Orig            LSAMS        Paid              Hold    Tracking      Program      Rate         Companion
 Account        Accounts    thru Date  30 Day    Code    Identifier      Type       Flag         BD Balance
-----------------------------------------------------------------------------------------------------------
 802852137      802852137   02/20/2000    0     00 00 00  9150063         010        F              0.00
 802852426      802852426   02/01/2000    0     00 00 00  9150063         020        F              0.00
 802852681      802852681   03/01/2000    0     00 00 00  9150063         045        F              0.00
 802854216      802854216   03/02/2000    0     00 00 00  SUPER FIX       030        F              0.00
 802855783      802855783   03/01/2000    0     00 00 00  9150063         010        F              0.00
 802855833      802855833   03/01/2000    0     00 00 00  9150063         015        F              0.00
 802856625      802856625   02/28/2000    0     00 00 00  9150063         015        F              0.00
 802858118      802858118   03/01/2000    0     00 00 00  9150062         020        F              0.00
 802858357      802858357   03/01/2000    0     00 00 00  9150063         020        F              0.00
 802859017      802859017   03/06/2000    0     00 00 00  9150063         015        F              0.00
 802859348      802859348   03/01/2000    0     00 00 00  9150063         045        F              0.00
 802859561      802859561   03/01/2000    0     78 00 00  9150063         020        F              0.00
 802859850      802859850   03/01/2000    0     00 00 00  9150063         045        F              0.00
 802860957      802860957   03/24/2000    0     65 00 00  9150064         030        F              0.00
 802862110      802862110   03/12/2000    0     00 00 00  9150063         045        F              0.00
 802862458      802862458   03/05/2000    0     00 00 00  9150063         025        F              0.00
 802863506      802863506   03/06/2000    0     00 00 00  9150063         015        F              0.00
 802864785      802864785   03/01/2000    0     00 00 00  9150063         025        F              0.00
 802865311      802865311   03/12/2000    0     00 00 00  9150063         045        F              0.00
 802865444      802865444   03/12/2000    0     00 00 00  9150063         020        F              0.00
 802865865      802865865   03/01/2000    0     00 00 00  9150063         020        F              0.00
 802867747      802867747   03/12/2000    0     00 00 00  9150063         025        F              0.00
 802867853      802867853   03/11/2000    0     00 00 00  9150063         020        F              0.00
 802867861      802867861   03/22/2000    0     00 00 00  9150064         010        F              0.00
 802868018      802868018   03/10/2000    0     00 00 00  9150064         010        F              0.00
 802868240      802868240   03/10/2000    0     00 00 00  9150063         010        F              0.00
 802868281      802868281   02/24/2000    0     00 00 00  9150063         015        F              0.00
 802868364      802868364   03/03/2000    0     00 00 00  9150063         045        F              0.00
 802870576      802870576   03/01/2000    0     00 00 00  9150063         015        F              0.00
 802870972      802870972   03/04/2000    0     00 00 00  9150063         015        F              0.00
 802871020      802871020   03/06/2000    0     00 00 00  9150063         045        F              0.00
 802871103      802871103   03/04/2000    0     00 00 00  9150063         020        F              0.00
 802871533      802871533   03/01/2000    0     00 00 00  9150064         045        F              0.00
 802871723      802871723   03/15/2000    0     00 00 00  9150063         015        F              0.00
 802872432      802872432   03/14/2000    0     65 00 00  9150063         030        F              0.00
 802872523      802872523   03/28/2000    0     00 00 00  9150064         015        F              0.00
 802872689      802872689   03/18/2000    0     00 00 00  9150063         010        F              0.00
 802874321      802874321   03/04/2000    0     00 00 00  9150063         015        F              0.00
 802876771      802876771   03/12/2000    0     00 00 00  9150063         015        F              0.00
 802877050      802877050   03/25/2000    0     00 00 00  9150064         030        F              0.00
 802877308      802877308   04/01/2000    0     00 00 00  9150063         015        F              0.00
 802878082      802878082   04/01/2000    0     00 00 00  9150063         015        F              0.00
 802878272      802878272   02/20/2000    0     00 00 00  9150063         015        F              0.00
 802878322      802878322   03/16/2000    0     00 00 00  9150064         025        F              0.00
 802879585      802879585   02/14/2000    0     00 00 00  9150064         030        F              0.00
 802880260      802880260   03/18/2000    0     00 00 00  9150063         020        F              0.00
 802880849      802880849   03/18/2000    0     00 00 00  9150063         010        F              0.00
 802881284      802881284   03/25/2000    0     00 00 00  9150063         010        F              0.00
 802881292      802881292   04/01/2000    0     00 00 00  9150063         020        F              0.00
 802881656      802881656   03/01/2000    0     00 00 00  9150064         015        F              0.00
 802881672      802881672   03/01/2000    0     00 00 00  9150063         015        F              0.00
 802882209      802882209   03/01/2000    0     00 00 00  9150063         045        F              0.00
 802883728      802883728   03/10/2000    0     00 00 00  9150063         015        F              0.00
 802884668      802884668   04/01/2000    0     00 00 00  9150063         015        F              0.00
 802884999      802884999   03/01/2000    0     00 00 00  9150063         020        F              0.00
 802885012      802885012   03/01/2000    0     00 00 00  9150063         015        F              0.00
 802885590      802885590   03/04/2000    0     00 00 00  9150063         025        F              0.00
 802885814      802885814   03/04/2000    0     00 00 00  9150063         025        F              0.00
 802886549      802886549   02/01/2000    0     65 00 00  SUPER FIX       045        F              0.00
 802886572      802886572   03/01/2000    0     00 00 00  9150063         030        F              0.00
 802886705      802886705   02/18/2000    0     00 00 00  9150063         045        F              0.00
 802887372      802887372   03/01/2000    0     00 00 00  9150063         015        F              0.00
 802887612      802887612   03/14/2000    0     00 00 00  9150064         015        F              0.00
 802890749      802890749   04/01/2000    0     00 00 00  9150063         015        F              0.00
 802891010      802891010   02/13/2000    0     00 00 00  9150063         045        F              0.00
 802892661      802892661   03/01/2000    0     00 00 00  9150063         015        F              0.00
 802892737      802892737   03/05/2000    0     00 00 00  9150063         328        F              0.00
 802892851      802892851   03/14/2000    0     00 00 00  9150063         010        F              0.00
 802893081      802893081   03/01/2000    0     00 00 00  9150064         030        F              0.00
 802893321      802893321   03/11/2000    0     00 00 00  SUPER FIX       015        F              0.00
 802894865      802894865   03/14/2000    0     00 00 00  9150064         015        F              0.00
 802895359      802895359   03/14/2000    0     00 00 00  9150063         015        F              0.00
 802896613      802896613   03/19/2000    0     00 00 00  9150063         045        F              0.00
 802896837      802896837   03/01/2000    0     66 00 00  9150063         045        F              0.00
 802896928      802896928   03/04/2000    0     00 00 00  9150064         015        F              0.00
 802897082      802897082   02/01/2000    0     00 00 00  9150063         015        F              0.00
 802898429      802898429   03/02/2000    0     00 00 00  9150063         045        F              0.00

                                ALLIANCE FUNDING
                        A division of Superior Bank FSB
  Prefunding Support Schedule - Loans Funded and Available for Sale to 2000-1

  Orig            LSAMS                                                      Current     Note
 Account        Accounts    Name                                State        Principal   Rate      Margin    LTV      AFCDate
-------------------------------------------------------------------------------------------------------------------------------
 802898965      802898965   HASKINS PATRICIA ANN                 FL           21,904.07  11.850     0.000    78.2    01/20/2000
 802899856      802899856   GOYET PAUL                           VT           29,397.44  14.750     0.000    70.0    01/18/2000
 802899872      802899872   CAMPOS SAUL                          DE           46,488.18  11.650     0.000    85.0    01/04/2000
 802901058      802901058   BENTON LAMAR E                       AL           45,812.93  14.490     0.000    65.0    02/10/2000
 802901405      802901405   SMITH HEATHER LEE                    MA           46,094.96  13.000     0.000    89.6    02/14/2000
 802901777      802901777   REALE GENEVIEVE P                    MA           29,955.23  10.000     0.000    81.7    01/18/2000
 802902510      802902510   MOUSSA MAHER F                       FL           21,289.96  14.200     0.000    85.0    01/24/2000
 802903088      802903088   FAUCETTE EVERETTE N                  NC           56,266.31  10.900     0.000    88.7    01/10/2000
 802903583      802903583   BAILEY TERESA D                      CO           46,000.00  13.000     0.000    68.4    01/13/2000
 802903898      802903898   MEADOWCROFT JOHN W                   MI           45,986.43  10.150     0.000    84.6    01/19/2000
 802904953      802904953   SCHREIBER SUSAN K                    MN           24,889.18  10.900     0.000    75.3    01/12/2000
 802905455      802905455   KRETZER PEGGY ANN                    LA           11,942.42  10.750     0.000    48.0    01/31/2000
 802905505      802905505   HELTON MELBA E                       SC           66,303.33  13.600     0.000    75.0    02/25/2000
 802905729      802905729   GROSS DONALD L                       OH           44,607.96  12.650     0.000    75.0    01/11/2000
 802905968      802905968   PRUCHNICKI JAN MICHAEL               IL           53,984.14   9.900     0.000    83.2    01/31/2000
 802906875      802906875   SLUDER MELVIN E                      AL           34,939.76  13.000     0.000    78.6    01/12/2000
 802907261      802907261   ROBINSON KELVIN P                    LA           64,000.00  10.500     0.000    80.0    02/11/2000
 802907550      802907550   DONNELLY MICHAEL                     NY           25,719.87  13.400     0.000    86.1    01/19/2000
 802910521      802910521   SMITH KEVIN L                        MI           22,279.36  11.650     0.000    90.0    01/25/2000
 802910836      802910836   CURTIS WILLIAM M                     MN           29,947.34  11.650     0.000    87.0    01/18/2000
 802911610      802911610   PRESSLEY ADDIE M                     GA           31,569.68  14.600     0.000    79.1    02/14/2000
 802912543      802912543   GRAHAM GLADYS                        FL           26,000.00  10.750     0.000    70.2    02/11/2000
 802913137      802913137   INMAN JAMES M                        VA           62,776.90  11.150     0.000    90.0    02/18/2000
 802913541      802913541   HEJNY RONALD L                       CO           41,240.00  12.850     0.000    84.9    01/25/2000
 802914739      802914739   SMALL ROBERT T                       NH           20,433.41  12.100     0.000    89.5    01/20/2000
 802914887      802914887   AGUILAR GLORIA L                     WA           19,500.00  13.500     0.000    79.8    01/28/2000
 802916783      802916783   LYNCH LYNTENA R                      MI           11,957.13  11.850     0.000    78.6    01/31/2000
 802916916      802916916   ARNETT EARL H                        CA           17,174.23  14.800     0.000    80.8    01/21/2000
 802918052      802918052   ROWE YVETTE H                        NH           47,068.76  11.300     0.000    38.2    01/11/2000
 802918490      802918490   LOMBARDO FRANK V                     NY           31,872.49  13.150     0.000    90.0    01/11/2000
 802919522      802919522   MCDOWELL MICHAEL W                   SC           62,050.00  12.650     0.000    85.0    01/04/2000
 802919597      802919597   WEBB PAUL D                          TN           21,232.64  13.000     0.000    83.6    02/28/2000
 802920009      802920009   GILBERT HANK SHANE                   NC           53,250.63  12.650     0.000    85.0    02/14/2000
 802920587      802920587   PETERSON BRUCE                       AZ           12,482.66  13.000     0.000    72.0    01/20/2000
 802920645      802920645   COX BRIAN                            NY           57,890.21  12.150     0.000    89.9    01/20/2000
 802920710      802920710   TORRES ELIZABETH                     NY           24,939.32  11.600     0.000    66.8    01/20/2000
 802922203      802922203   PATEL GHANSHYAM M                    FL           49,565.98  11.475     0.000    69.9    01/13/2000
 802923276      802923276   MITCHELL LAWERENCE                   LA           32,000.00  13.600     0.000    80.0    01/28/2000
 802923748      802923748   PATE DAVID J                         AZ           49,072.77  11.250     0.000    85.0    01/12/2000
 802923839      802923839   NGUYEN TUAN XUAN                     CA          146,839.38  10.500     0.000    69.3    01/19/2000
 802926865      802926865   LEONARD PHYLLIS P                    GA           82,450.00  13.800     0.000    85.0    03/21/2000
 802927608      802927608   KENNEDY PAULA D                      MD           27,324.02  10.250     0.000    87.0    01/14/2000
 802927764      802927764   WILLIAMS THOMAS W                    CO           39,672.78  14.100     0.000    79.9    01/20/2000
 802928010      802928010   LAPPAN JOHN                          PA           32,791.48  10.400     0.000    50.7    02/14/2000
 802929307      802929307   ROWELL GERLENE M                     FL           51,000.00  14.350     0.000    76.6    03/24/2000
 802929331      802929331   MCKINNEY SANDRA ELLEN                AZ           33,787.32  11.400     0.000    85.0    01/21/2000
 802929729      802929729   JOHNSON MYRON A                      IL           28,000.00  12.150     0.000    89.9    01/31/2000
 802931154      802931154   BARNA FRANK J                        MN           38,959.45  10.650     0.000    84.8    01/24/2000
 802931972      802931972   HUFFMAN WANDA JEAN                   VA           19,137.59  11.800     0.000    79.9    01/12/2000
 802932004      802932004   GRANT NORRIS                         SC           27,825.00  13.600     0.000    75.0    01/12/2000
 802932087      802932087   COOPER LESLIE H                      FL            9,996.18  13.600     0.000    85.0    01/26/2000
 802932657      802932657   FREEMAN MICHAEL J                    MI           25,320.02  10.900     0.000    84.3    01/25/2000
 802932699      802932699   WILLIAMS BOBBY G                     GA           34,653.49  13.600     0.000    75.0    01/03/2000
 802933572      802933572   DESTEFANO JOHN                       NY           25,898.06  12.550     0.000    88.6    01/13/2000
 802936344      802936344   BREWER ARTHUR R                      MS           28,263.88  10.400     0.000    71.2    01/14/2000
 802938258      802938258   DIAZ JOHN C                          NH           52,214.92  12.250     0.000    69.7    01/11/2000
 802938399      802938399   REED LUTHER H                        VA           56,100.00  13.350     0.000    85.0    02/15/2000
 802938779      802938779   WELLER CHRISTOPHE L                  DE           35,108.45  13.100     0.000    85.9    01/21/2000
 802939132      802939132   SUMMENT REGINA M                     VA           24,554.67  12.850     0.000    84.7    02/01/2000
 802939876      802939876   DORTCH CONRAD L                      VA           26,600.00  13.750     0.000    70.0    02/07/2000
 802940916      802940916   ROMANO FRANK C                       NY           54,445.76  12.100     0.000    64.9    01/13/2000
 802941146      802941146   NASH RICHARD W                       ME           37,000.00  12.850     0.000    54.4    01/25/2000
 802941526      802941526   WHITAKER SPI BRENDA K                SC           39,876.99  10.500     0.000    68.9    01/21/2000
 802941559      802941559   DAVIS DAVID J                        UT           20,000.00  12.600     0.000    84.0    02/02/2000
 802941914      802941914   JOHNSON ALBERT R JR                  MA           10,020.19  12.750     0.000    85.6    01/28/2000
 802941971      802941971   TYLER TED L                          CA           49,477.27  10.350     0.000    47.5    01/12/2000
 802942094      802942094   PAGE EDITH M                         FL           32,640.83  10.775     0.000    84.9    01/24/2000
 802942102      802942102   TURNER DELORIS                       LA           15,000.00  11.750     0.000    75.0    01/31/2000
 802942300      802942300   MITCHELL PHILLIP B                   SC           38,821.57  14.350     0.000    72.2    01/20/2000
 802942425      802942425   GLASS FRED B                         CO           30,112.33  13.700     0.000    80.0    01/26/2000
 802942474      802942474   CONTRERAS RUBEN                      CA           50,920.00   9.900     0.000    81.7    01/14/2000
 802942532      802942532   LOPEZ MARTIN L                       CA           51,000.00  11.100     0.000    79.2    02/09/2000
 802943928      802943928   PACHECO JOSE CARLOS                  NC           32,512.31  12.650     0.000    85.0    02/01/2000
 802944470      802944470   COULSON JAMES M                      MI           31,941.66  12.850     0.000    84.7    01/28/2000
 802944496      802944496   ROMERO JOSE N                        AZ           18,265.61  12.750     0.000    89.8    01/28/2000
 802945360      802945360   THOMASSON JEROME                     GA           77,604.20  12.750     0.000    85.0    02/24/2000
 802945881      802945881   SAFSTROM JOHN MICHAEL                OR           38,000.00  12.600     0.000    33.9    01/12/2000

  Orig            LSAMS         Paid              Hold    Tracking      Program      Rate         Companion
 Account        Accounts     thru Date  30 Day    Code    Identifier      Type       Flag         BD Balance
------------------------------------------------------------------------------------------------------------
 802898965      802898965    03/20/2000    0     00 00 00  9150063         015        F              0.00
 802899856      802899856    02/18/2000    0     00 00 00  9150063         025        F              0.00
 802899872      802899872    03/04/2000    0     00 00 00  9150063         015        F              0.00
 802901058      802901058    03/14/2000    0     00 00 00  SUPER FIX       030        F              0.00
 802901405      802901405    03/01/2000    0     00 00 00  9150064         045        F              0.00
 802901777      802901777    03/18/2000    0     00 00 00  9150063         020        F              0.00
 802902510      802902510    03/14/2000    0     00 00 00  9150063         015        F              0.00
 802903088      802903088    03/01/2000    0     00 00 00  9150063         015        F              0.00
 802903583      802903583    03/01/2000    0     00 00 00  9150063         015        F              0.00
 802903898      802903898    02/19/2000    0     00 00 00  9150063         020        F              0.00
 802904953      802904953    03/12/2000    0     78 00 00  9150063         015        F              0.00
 802905455      802905455    03/01/2000    0     00 00 00  9150063         010        F              0.00
 802905505      802905505    03/25/2000    0     00 00 00  9150064         030        F              0.00
 802905729      802905729    03/01/2000    0     00 00 00  9150063         010        F              0.00
 802905968      802905968    03/01/2000    0     00 00 00  9150064         045        F              0.00
 802906875      802906875    03/12/2000    0     00 00 00  9150063         020        F              0.00
 802907261      802907261    03/11/2000    0     00 00 00  9150064         030        F              0.00
 802907550      802907550    03/05/2000    0     00 00 00  9150063         020        F              0.00
 802910521      802910521    02/25/2000    0     00 00 00  9150063         015        F              0.00
 802910836      802910836    03/18/2000    0     00 00 00  9150063         020        F              0.00
 802911610      802911610    03/01/2000    0     00 00 00  SUPER FIX       020        F              0.00
 802912543      802912543    03/11/2000    0     00 00 00  9150064         020        F              0.00
 802913137      802913137    03/18/2000    0     00 00 00  9150064         030        F              0.00
 802913541      802913541    03/01/2000    0     00 00 00  9150063         015        F              0.00
 802914739      802914739    03/06/2000    0     00 00 00  9150063         015        F              0.00
 802914887      802914887    03/01/2000    0     00 00 00  9150063         045        F              0.00
 802916783      802916783    02/21/2000    0     00 00 00  9150063         015        F              0.00
 802916916      802916916    03/01/2000    0     00 00 00  9150063         020        F              0.00
 802918052      802918052    03/28/2000    0     00 00 00  9150063         015        F              0.00
 802918490      802918490    03/20/2000    0     00 00 00  9150063         045        F              0.00
 802919522      802919522    02/04/2000    0     00 00 00  9150063         030        F              0.00
 802919597      802919597    02/01/2000    0     65 00 00  9150064         010        F              0.00
 802920009      802920009    03/14/2000    0     00 00 00  9150064         030        F              0.00
 802920587      802920587    03/01/2000    0     00 00 00  9150063         020        F              0.00
 802920645      802920645    03/20/2000    0     00 00 00  9150063         020        F              0.00
 802920710      802920710    03/20/2000    0     00 00 00  9150063         020        F              0.00
 802922203      802922203    04/13/2000    0     00 00 00  9150063         010        F              0.00
 802923276      802923276    02/11/2000    0     00 00 00  9150064         020        F              0.00
 802923748      802923748    04/01/2000    0     00 00 00  9150063         030        F              0.00
 802923839      802923839    03/01/2000    0     00 00 00  9150063         045        F              0.00
 802926865      802926865    03/06/2000    0     00 00 00  SUPER FIX       030        F              0.00
 802927608      802927608    03/14/2000    0     00 00 00  9150063         015        F              0.00
 802927764      802927764    04/01/2000    0     00 00 00  9150063         015        F              0.00
 802928010      802928010    03/14/2000    0     00 00 00  9150064         010        F              0.00
 802929307      802929307    03/06/2000    0     00 00 00  SUPER FIX       045        F              0.00
 802929331      802929331    04/01/2000    0     00 00 00  9150063         020        F              0.00
 802929729      802929729    03/01/2000    0     00 00 00  9150063         015        F              0.00
 802931154      802931154    02/24/2000    0     00 00 00  9150063         020        F              0.00
 802931972      802931972    03/12/2000    0     00 00 00  9150063         010        F              0.00
 802932004      802932004    03/12/2000    0     00 00 00  9150063         020        F              0.00
 802932087      802932087    02/26/2000    0     00 00 00  9150063         015        F              0.00
 802932657      802932657    02/25/2000    0     00 00 00  9150063         010        F              0.00
 802932699      802932699    03/03/2000    0     00 00 00  9150063         015        F              0.00
 802933572      802933572    03/01/2000    0     00 00 00  9150063         020        F              0.00
 802936344      802936344    04/01/2000    0     00 00 00  9150063         015        F              0.00
 802938258      802938258    04/04/2000    0     00 00 00  9150063         015        F              0.00
 802938399      802938399    03/15/2000    0     00 00 00  9150064         030        F              0.00
 802938779      802938779    03/21/2000    0     00 00 00  9150063         020        F              0.00
 802939132      802939132    04/17/2000    0     00 00 00  9150063         015        F              0.00
 802939876      802939876    03/07/2000    0     00 00 00  9150064         015        F              0.00
 802940916      802940916    03/13/2000    0     00 00 00  9150063         338        F              0.00
 802941146      802941146    02/25/2000    0     00 00 00  9150063         020        F              0.00
 802941526      802941526    03/21/2000    0     65 00 00  9150063         025        F              0.00
 802941559      802941559    03/01/2000    0     00 00 00  9150064         045        F              0.00
 802941914      802941914    05/06/2000    0     00 00 00  9150063         045        F              0.00
 802941971      802941971    04/01/2000    0     00 00 00  9150063         045        F              0.00
 802942094      802942094    02/24/2000    0     00 00 00  9150063         015        F              0.00
 802942102      802942102    03/01/2000    0     65 00 00  9150063         010        F              0.00
 802942300      802942300    03/20/2000    0     00 00 00  9150063         020        F              0.00
 802942425      802942425    03/26/2000    0     00 00 00  9150063         015        F              0.00
 802942474      802942474    03/01/2000    0     00 00 00  9150063         045        F              0.00
 802942532      802942532    03/01/2000    0     00 00 00  9150064         045        F              0.00
 802943928      802943928    03/01/2000    0     00 00 00  9150064         025        F              0.00
 802944470      802944470    03/03/2000    0     00 00 00  9150063         045        F              0.00
 802944496      802944496    03/24/2000    0     00 00 00  9150063         010        F              0.00
 802945360      802945360    03/24/2000    0     00 00 00  9150064         030        F              0.00
 802945881      802945881    03/01/2000    0     00 00 00  9150063         015        F              0.00

                                ALLIANCE FUNDING
                        A division of Superior Bank FSB
  Prefunding Support Schedule - Loans Funded and Available for Sale to 2000-1

  Orig            LSAMS                                                      Current     Note
 Account        Accounts    Name                                State        Principal   Rate      Margin    LTV      AFCDate
-------------------------------------------------------------------------------------------------------------------------------
 802945931      802945931   CULLEN MICHAEL J                     NY           35,653.14  11.900     0.000    89.7    01/27/2000
 802946111      802946111   ODONNELL CHARLES M II                OH           37,500.00  11.900     0.000    72.1    03/01/2000
 802946616      802946616   SIMON FERMON                         MD           19,150.05  11.150     0.000    90.0    02/02/2000
 802946970      802946970   BIBB HAZEL                           NC           39,895.12  11.750     0.000    61.5    02/11/2000
 802947002      802947002   ALVAREZ JORGE A                      FL           56,200.25  10.900     0.000    89.8    01/19/2000
 802947010      802947010   BUSWELL THOMAS A                     NH           29,891.43  13.500     0.000    85.9    01/12/2000
 802948075      802948075   GILMORE RICHARD T                    CO           43,000.00  11.600     0.000    72.1    01/18/2000
 802948406      802948406   RIOJAS GABRIEL R                     CA           53,200.00  11.650     0.000    89.9    01/14/2000
 802948703      802948703   MCGRADY JOHN                         NY           47,737.41  12.100     0.000    80.9    01/14/2000
 802949131      802949131   LAYFIELD KEITH EARL                  IL           39,799.79  10.900     0.000    83.5    01/18/2000
 802949933      802949933   SMITH DAVID H                        PA           29,462.00  11.850     0.000    79.9    01/26/2000
 802949941      802949941   MAJUSTE RENETTE                      FL           18,339.50  11.400     0.000    89.9    01/25/2000
 802950642      802950642   HILL WILLIAM G                       CO           30,000.00  12.150     0.000    67.6    01/28/2000
 802950816      802950816   FEENEY CHRISTOPHE S                  NJ           85,000.00  12.000     0.000    61.9    02/08/2000
 802951129      802951129   OLSEN ROBYN RENEE                    MN          116,941.14  12.650     0.000    84.4    01/12/2000
 802951764      802951764   RIDDLE ENOS H                        PA           31,400.00  10.150     0.000    84.6    02/02/2000
 802952333      802952333   LOPES JODI L                         NY           71,884.37  10.900     0.000    79.9    01/12/2000
 802952382      802952382   HUMPHRIES DUANE J                    UT           39,970.57  13.350     0.000    84.9    01/14/2000
 802952606      802952606   MERGES ADAM J                        MN           47,509.03  11.150     0.000    89.9    01/18/2000
 802952739      802952739   MUSSELWHITE EDNA M                   NC           23,950.63  13.850     0.000    75.0    01/20/2000
 802954180      802954180   BUKUR DEBORAH LOUISE                 CO           31,198.01  12.400     0.000    83.6    01/21/2000
 802954206      802954206   SANTIAGO DELIA                       CA           31,281.04   9.750     0.000    65.8    01/28/2000
 802955138      802955138   HOLT HOLLIE                          NC           25,000.00  11.750     0.000    64.1    02/16/2000
 802955617      802955617   MCNAIR MARY LOU                      NC           68,152.09  12.750     0.000    75.0    02/11/2000
 802956094      802956094   HERNANDEZ EVELIO L                   FL           19,905.35  12.850     0.000    84.9    01/26/2000
 802956847      802956847   WILLIAMS DOREEN                      MI           45,683.01  13.900     0.000    75.0    01/25/2000
 802956987      802956987   BROW MARK T                          NY           55,772.86  11.375     0.000    49.6    02/29/2000
 802957183      802957183   SHELTON EDDIE                        TX           40,496.74  10.600     0.000    70.0    01/18/2000
 802957787      802957787   MALLOY DEBRA L                       NC           32,222.22  12.400     0.000    85.0    02/07/2000
 802958009      802958009   WILCOX MICHAEL T                     MI           16,342.94  12.100     0.000    74.6    01/28/2000
 802958116      802958116   MCCLINTOCK WILLIAM J                 IN           54,016.00  13.350     0.000    85.0    01/28/2000
 802958215      802958215   LEIB PETER T                         NJ          109,837.82  11.825     0.000    72.9    01/31/2000
 802958868      802958868   ALUKONIS JOHN A JR                   PA           26,822.44  11.000     0.000    65.7    01/26/2000
 802959437      802959437   HEBERT JULIE A                       CA           39,585.00  12.000     0.000    85.9    01/19/2000
 802959692      802959692   VELANDIA LUIS A                      NY           20,900.00  10.850     0.000    80.7    01/26/2000
 802960369      802960369   JOHNSON TIMOTHY W                    VA           47,400.00  12.150     0.000    90.0    01/19/2000
 802960906      802960906   FERGUSON JAMMIE                      WV           30,400.00  12.250     0.000    80.0    01/10/2000
 802961367      802961367   BARLION JOHN E                       NV           29,941.59  11.350     0.000    65.3    01/21/2000
 802961425      802961425   HOWARD DARRELL                       MI           42,900.00  13.890     0.000    65.0    01/07/2000
 802961623      802961623   TWINE MARGIE                         MS           31,032.51  10.400     0.000    65.0    02/02/2000
 802961953      802961953   VERMILIO RODNEY RAY                  FL           39,117.00  11.000     0.000    76.4    02/22/2000
 802961961      802961961   LARKE WILLIAM                        NY          114,346.01  12.950     0.000    74.9    01/13/2000
 802962043      802962043   MANN RONALD E                        CA           65,000.00   9.400     0.000    74.2    02/03/2000
 802962175      802962175   KIERONSKI RAYMOND M                  IL          153,333.53  12.600     0.000    89.8    01/24/2000
 802962431      802962431   BOWMAN KELLY P                       CO           25,743.66  11.900     0.000    84.8    01/27/2000
 802962530      802962530   SOUCY MARGARET                       NM           58,926.61  11.150     0.000    85.0    02/07/2000
 802963231      802963231   LEO DONALD W                         NY          275,711.02  11.400     0.000    90.0    01/24/2000
 802963587      802963587   BENNETT FRANK L SR                   RI           23,738.80  11.600     0.000    83.3    01/10/2000
 802963645      802963645   BLISS EARL                           PA           69,833.94  11.700     0.000    73.2    01/31/2000
 802963769      802963769   ALI SYED MUSHARAF                    NY           63,979.18  12.800     0.000    90.0    01/14/2000
 802963777      802963777   LOZANO RUDY J                        CA           50,000.00  12.700     0.000    73.0    02/02/2000
 802964387      802964387   JENKINS FRED                         TX           63,750.00  11.250     0.000    74.5    02/24/2000
 802964395      802964395   SAMONS LYNN E                        CA           73,553.43  12.150     0.000    89.7    01/27/2000
 802964494      802964494   BLAIR ANTHONY L                      CA           31,618.00  11.900     0.000    85.0    01/20/2000
 802966929      802966929   JOHNSON KATHLEEN M                   MA           20,332.22  11.700     0.000    52.9    01/19/2000
 802966986      802966986   SOUED JEFFREY A                      NJ           49,894.45  12.500     0.000    76.9    02/09/2000
 802967596      802967596   WILLIAMS WANDA J                     FL           24,500.00  11.250     0.000    70.0    01/25/2000
 802968321      802968321   FEITT ROBERT F                       CA           85,000.00  10.600     0.000    59.6    02/10/2000
 802968875      802968875   MCADAMS WILLIAM G                    SC           66,000.00  13.550     0.000    77.1    02/11/2000
 802968909      802968909   TRAN TAI KHIEM                       CA           69,852.43  12.700     0.000    70.0    01/31/2000
 802969279      802969279   TANNER ELISHA D                      FL           26,400.00  10.650     0.000    80.0    01/18/2000
 802969840      802969840   GESTETNER CARL                       NJ           75,000.00  12.350     0.000    64.0    01/28/2000
 802970954      802970954   OTSTOT SHARON L                      PA           15,872.94  11.750     0.000    88.1    01/14/2000
 802971374      802971374   MOREL GARY II                        MI           46,400.00  14.150     0.000    80.0    01/19/2000
 802971838      802971838   THOMPSON D JOYCE                     FL           33,746.19  11.650     0.000    85.0    01/25/2000
 802972182      802972182   AMATO JOSEPH                         NY           53,900.00  11.400     0.000    88.1    01/26/2000
 802972216      802972216   JIMENEZ JOSE M                       MA           52,900.00  12.750     0.000    84.8    01/12/2000
 802972653      802972653   MAZAN SHERRIE A                      MD           22,100.00  14.250     0.000    54.5    03/16/2000
 802972869      802972869   BRADFORD SAM J                       FL           34,262.92  11.500     0.000    74.7    01/13/2000
 802973412      802973412   STOLARCZYK ALAN R                    MA           28,632.00  13.990     0.000    79.9    01/12/2000
 802973966      802973966   WHEELOCK LAURIN                      FL           54,000.00  12.000     0.000    79.7    01/19/2000
 802974139      802974139   THOMPSON REES BOWEN                  AZ           33,000.00  11.850     0.000    84.7    02/04/2000
 802974790      802974790   HUNG LILY CHIEN                      CA           90,000.00  12.350     0.000    84.2    01/31/2000
 802975029      802975029   FOLAND RICHARD W                     MD           39,402.48   8.750     0.000    79.4    01/20/2000
 802976225      802976225   TANKSLEY TIMOTHY LEWIS               GA           44,849.99  14.350     0.000    75.0    02/07/2000
 802976423      802976423   SULLIVAN TERRENCE R                  MA           90,000.00  12.350     0.000    66.4    01/20/2000
 802977728      802977728   WISKUR ALVIN J                       MO           43,923.30  13.000     0.000    80.0    02/07/2000

  Orig            LSAMS         Paid              Hold    Tracking      Program      Rate         Companion
 Account        Accounts     thru Date  30 Day    Code    Identifier      Type       Flag         BD Balance
------------------------------------------------------------------------------------------------------------
 802945931      802945931    03/18/2000    0     00 00 00  9150063         015        F              0.00
 802946111      802946111    03/10/2000    0     00 00 00  SUPER FIX       045        F              0.00
 802946616      802946616    03/02/2000    0     00 00 00  9150063         015        F              0.00
 802946970      802946970    03/11/2000    0     00 00 00  9150064         025        F              0.00
 802947002      802947002    03/19/2000    0     00 00 00  9150063         015        F              0.00
 802947010      802947010    03/05/2000    0     00 00 00  9150063         015        F              0.00
 802948075      802948075    03/01/2000    0     00 00 00  9150063         045        F              0.00
 802948406      802948406    03/01/2000    0     00 00 00  9150063         045        F              0.00
 802948703      802948703    03/14/2000    0     00 00 00  9150063         045        F              0.00
 802949131      802949131    04/01/2000    0     00 00 00  9150063         020        F              0.00
 802949933      802949933    02/26/2000    0     00 00 00  9150063         338        F              0.00
 802949941      802949941    02/25/2000    0     00 00 00  9150063         010        F              0.00
 802950642      802950642    02/19/2000    0     00 00 00  9150063         020        F              0.00
 802950816      802950816    02/18/2000    0     00 00 00  9150064         045        F              0.00
 802951129      802951129    03/12/2000    0     00 00 00  9150063         045        F              0.00
 802951764      802951764    03/01/2000    0     00 00 00  9150063         015        F              0.00
 802952333      802952333    03/12/2000    0     00 00 00  9150063         045        F              0.00
 802952382      802952382    04/01/2000    0     00 00 00  9150063         345        F              0.00
 802952606      802952606    03/18/2000    0     00 00 00  9150063         015        F              0.00
 802952739      802952739    03/20/2000    0     00 00 00  9150063         025        F              0.00
 802954180      802954180    03/01/2000    0     00 00 00  9150063         045        F              0.00
 802954206      802954206    03/01/2000    0     00 00 00  9150063         020        F              0.00
 802955138      802955138    02/16/2000    0     00 00 00  9150064         025        F              0.00
 802955617      802955617    03/11/2000    0     00 00 00  9150064         030        F              0.00
 802956094      802956094    02/26/2000    0     00 00 00  9150063         015        F              0.00
 802956847      802956847    03/11/2000    0     00 00 00  SUPER FIX       030        F              0.00
 802956987      802956987    03/10/2000    0     00 00 00  SUPER FIX       015        F              0.00
 802957183      802957183    03/01/2000    0     00 00 00  9150063         025        F              0.00
 802957787      802957787    03/07/2000    0     00 00 00  9150064         015        F              0.00
 802958009      802958009    03/01/2000    0     00 00 00  9150063         015        F              0.00
 802958116      802958116    02/06/2000    0     00 00 00  9150063         020        F              0.00
 802958215      802958215    03/08/2000    0     00 00 00  9150063         045        F              0.00
 802958868      802958868    03/26/2000    0     00 00 00  9150063         015        F              0.00
 802959437      802959437    03/01/2000    0     00 00 00  9150063         020        F              0.00
 802959692      802959692    02/26/2000    0     00 00 00  9150063         020        F              0.00
 802960369      802960369    02/19/2000    0     00 00 00  9150063         045        F              0.00
 802960906      802960906    02/10/2000    0     00 00 00  9150063         010        F              0.00
 802961367      802961367    03/01/2000    0     00 00 00  9150063         015        F              0.00
 802961425      802961425    02/01/2000    0     00 00 00  SUPER FIX       045        F              0.00
 802961623      802961623    04/02/2000    0     00 00 00  9150063         025        F              0.00
 802961953      802961953    03/01/2000    0     00 00 00  9150064         045        F              0.00
 802961961      802961961    03/01/2000    0     00 00 00  9150063         328        F              0.00
 802962043      802962043    03/01/2000    0     00 00 00  9150063         020        F              0.00
 802962175      802962175    03/01/2000    0     00 00 00  9150063         045        F              0.00
 802962431      802962431    03/20/2000    0     00 00 00  9150063         015        F              0.00
 802962530      802962530    04/01/2000    0     00 00 00  9150064         045        F              0.00
 802963231      802963231    02/24/2000    0     00 00 00  9150063         045        F              0.00
 802963587      802963587    03/10/2000    0     00 00 00  9150063         015        F              0.00
 802963645      802963645    03/01/2000    0     00 00 00  9150063         020        F              0.00
 802963769      802963769    03/10/2000    0     00 00 00  9150063         015        F              0.00
 802963777      802963777    03/01/2000    0     00 00 00  9150063         338        F              0.00
 802964387      802964387    03/01/2000    0     00 00 00  9150064         321        F              0.00
 802964395      802964395    03/01/2000    0     00 00 00  9150063         045        F              0.00
 802964494      802964494    03/01/2000    0     00 00 00  9150063         045        F              0.00
 802966929      802966929    03/19/2000    0     00 00 00  9150063         010        F              0.00
 802966986      802966986    03/01/2000    0     00 00 00  9150064         045        F              0.00
 802967596      802967596    02/25/2000    0     00 00 00  9150064         045        F              0.00
 802968321      802968321    03/01/2000    0     00 00 00  9150064         045        F              0.00
 802968875      802968875    02/11/2000    0     00 00 00  SUPER FIX       045        F              0.00
 802968909      802968909    03/01/2000    0     00 00 00  9150063         020        F              0.00
 802969279      802969279    02/18/2000    0     00 00 00  9150063         025        F              0.00
 802969840      802969840    03/01/2000    0     00 00 00  9150064         045        F              0.00
 802970954      802970954    03/14/2000    0     00 00 00  9150063         015        F              0.00
 802971374      802971374    03/12/2000    0     00 00 00  SUPER FIX       045        F              0.00
 802971838      802971838    03/25/2000    0     00 00 00  9150063         025        F              0.00
 802972182      802972182    02/26/2000    0     00 00 00  9150063         045        F              0.00
 802972216      802972216    03/12/2000    0     00 00 00  9150063         045        F              0.00
 802972653      802972653    03/16/2000    0     00 00 00  SUPER FIX       030        F              0.00
 802972869      802972869    03/13/2000    0     00 00 00  9150063         045        F              0.00
 802973412      802973412    03/15/2000    0     00 00 00  9150063         015        F              0.00
 802973966      802973966    03/03/2000    0     00 00 00  9150063         045        F              0.00
 802974139      802974139    03/01/2000    0     00 00 00  9150063         020        F              0.00
 802974790      802974790    03/01/2000    0     00 00 00  9150063         045        F              0.00
 802975029      802975029    03/20/2000    0     00 00 00  9150063         020        F              0.00
 802976225      802976225    03/07/2000    0     65 00 00  9150064         015        F              0.00
 802976423      802976423    03/01/2000    0     00 00 00  9150063         045        F              0.00
 802977728      802977728    03/07/2000    0     00 00 00  9150064         020        F              0.00

                                ALLIANCE FUNDING
                        A division of Superior Bank FSB
  Prefunding Support Schedule - Loans Funded and Available for Sale to 2000-1

  Orig            LSAMS                                                      Current     Note
 Account        Accounts    Name                                State        Principal   Rate      Margin    LTV      AFCDate
-------------------------------------------------------------------------------------------------------------------------------
 802977918      802977918   AMICK WALTER T                       CA           32,636.19  13.100     0.000    60.1    02/03/2000
 802977967      802977967   LEWIS LILLIAN M                      VA           82,980.00  11.750     0.000    85.9    02/14/2000
 802978262      802978262   CAMPBELL LYNN                        CA           53,845.84  12.100     0.000    85.8    02/22/2000
 802978338      802978338   MINTZ GARY                           FL           17,972.68  13.500     0.000    73.4    01/25/2000
 802978577      802978577   BAKER ROBERT D                       IN           80,648.70  14.150     0.000    80.9    02/29/2000
 802978866      802978866   AREHART WALLACE L                    VA           74,255.15  11.500     0.000    78.8    02/28/2000
 802979724      802979724   LAVELL KIT                           CA           70,250.00  11.850     0.000    84.1    01/31/2000
 802980227      802980227   AMATO CAROL M                        FL           16,275.63   9.900     0.000    58.9    01/19/2000
 802980490      802980490   KASSOLIS CONSTANCE R                 MD           63,078.91  11.650     0.000    80.0    02/01/2000
 802980847      802980847   BUSHONG ANTHONY                      IL           20,976.38  14.200     0.000    85.0    01/28/2000
 802980979      802980979   ARGOTE PEDRO                         FL            7,767.85  11.400     0.000    89.9    01/10/2000
 802981605      802981605   PIGGOT ALAN M                        CO           21,380.00  12.100     0.000    84.9    02/02/2000
 802982108      802982108   GRISE JAY T                          FL           41,213.16  12.500     0.000    85.0    02/18/2000
 802982140      802982140   FLORES TERESA                        KS           69,246.00  13.850     0.000    80.9    02/18/2000
 802982355      802982355   HOLLINGSWORT ANNIE                   MI           25,999.01  12.750     0.000    56.5    02/25/2000
 802982611      802982611   MYERS ROBERT D                       OK           39,868.84  11.850     0.000    53.2    02/24/2000
 802982637      802982637   SAVICH SAVO                          CA           56,000.00  10.350     0.000    33.5    01/24/2000
 802982652      802982652   HECKSCHER KAREN P                    CA           75,000.00  11.700     0.000    59.1    02/10/2000
 802982660      802982660   MARIE LOPEZ JACQUELINE               CO           42,000.00  12.750     0.000    83.9    01/14/2000
 802983734      802983734   FREIER WILLIAM R                     NY           32,637.25  13.600     0.000    85.9    01/24/2000
 802984674      802984674   FILIPPELLI ROBERT P                  FL           22,568.02  10.050     0.000    80.0    01/13/2000
 802985309      802985309   WILLIAMS KENNETH                     MI           40,500.00  14.000     0.000    78.9    02/16/2000
 802985317      802985317   DAHL PAUL W                          IL           30,390.31  10.750     0.000    84.9    01/19/2000
 802985960      802985960   REPPY SHARON M                       NJ           49,980.62  12.750     0.000    50.8    01/28/2000
 802986901      802986901   BARKEY LOIS A                        CO           33,793.45  11.900     0.000    83.2    01/19/2000
 802987131      802987131   SHUTE CAROL ANN                      WA           56,688.34  11.350     0.000    74.4    01/18/2000
 802987172      802987172   CANTY W.P TIMOTHY                    CO           69,000.00  13.500     0.000    70.4    02/22/2000
 802987271      802987271   KUKUCHKA FRANK                       UT           16,600.00  13.400     0.000    81.5    01/27/2000
 802987347      802987347   HALABY OSCAR S                       CO           37,458.05  10.300     0.000    88.7    01/31/2000
 802987362      802987362   SMITH GARTH A                        CO           34,710.37  11.650     0.000    89.8    01/20/2000
 802987727      802987727   KILPATRICK CHARLES C                 MD           54,694.64   8.750     0.000    64.9    01/24/2000
 802988899      802988899   BRANNON JESSIE J                     FL           20,931.69  14.000     0.000    70.0    02/03/2000
 802989202      802989202   FITCHES KENNETH LESTER               CO           22,769.16  10.400     0.000    78.2    01/26/2000
 802989210      802989210   QUICQUARO ANTHONY J                  CT           48,164.60  10.500     0.000    80.9    01/20/2000
 802989533      802989533   KIRKENDALL VIRGINIA D                UT           44,656.61  12.250     0.000    79.8    01/24/2000
 802989640      802989640   REYES EVELYN E                       NM           43,400.00  14.500     0.000    70.0    01/20/2000
 802989863      802989863   HOCKENBERG DAVID                     AZ           31,100.00  10.150     0.000    81.4    02/04/2000
 802989913      802989913   LEMOYNE ROBERT R                     ME           70,343.18  12.400     0.000    80.0    01/24/2000
 802990317      802990317   BONNER GLENDOLYN G                   FL           54,632.74  10.650     0.000    68.2    01/24/2000
 802991067      802991067   DINGLE BRENT M                       CO           23,881.00  12.750     0.000    85.0    01/31/2000
 802991323      802991323   DOWLING EDITH M                      FL           15,462.33  12.250     0.000    84.8    01/24/2000
 802991661      802991661   GONZALES DANIEL N                    CO           21,000.00  11.900     0.000    81.0    01/21/2000
 802992388      802992388   KOPATCH JOANNE                       SC           18,315.79  12.600     0.000    41.1    02/07/2000
 802992966      802992966   TRAVER ROY E                         MA          115,253.46  11.900     0.000    85.4    02/09/2000
 802993204      802993204   HENKE TIMOTHY S                      MO           35,368.49  11.650     0.000    85.0    01/31/2000
 802993352      802993352   UHL DANIEL F                         MI           46,735.35  12.250     0.000    85.0    01/24/2000
 802993576      802993576   MOORE SANDRA T                       UT           14,767.09  10.400     0.000    80.0    02/01/2000
 802994178      802994178   BESS WILLIAM SCOTT                   PA           37,953.71  11.750     0.000    69.0    02/09/2000
 802994442      802994442   DEJESUS PAULINO                      RI           73,800.00  11.750     0.000    90.0    03/15/2000
 802996033      802996033   MENDOZA LEA C                        WA           32,800.00  12.000     0.000    82.5    01/31/2000
 802997031      802997031   MCKELVIN IDA                         SC           32,300.00  12.500     0.000    85.0    03/15/2000
 802998757      802998757   KICK ARLENE                          NY           39,769.61  11.350     0.000    29.0    01/13/2000
 802999110      802999110   FANSLER GRAY JR                      NC           72,190.14  12.250     0.000    85.0    02/09/2000
 802999417      802999417   MANZI ANTHONY J                      CT           27,443.64  12.500     0.000    89.8    01/18/2000
 802999490      802999490   MAYO DONNA M                         NY           27,196.32  11.650     0.000    89.8    01/31/2000
 802999805      802999805   REDDING WANDA                        SC           42,400.00  13.250     0.000    80.0    02/09/2000
 802999995      802999995   RANDALL JAMES H                      SC           63,394.59  11.650     0.000    90.0    02/15/2000
 803000066      803000066   ABSOLU ARNOLD                        NY           67,956.42  13.250     0.000    80.0    01/24/2000
 803002534      803002534   STEWART CATHRINE M                   LA           29,100.00  10.500     0.000    72.7    02/07/2000
 803004241      803004241   BURKE TIMOTHY R                      PA           24,169.94  10.600     0.000    89.9    02/01/2000
 803004407      803004407   SCHAFFROTH ERIC                      PA           16,453.86  12.000     0.000    81.6    01/31/2000
 803004498      803004498   CAVANAUGH MICHAEL S                  MI           15,160.00  12.100     0.000    84.9    01/28/2000
 803005545      803005545   BARRON MATTHEW                       PA           25,901.26  11.650     0.000    89.5    01/28/2000
 803005909      803005909   HARTSFIELD CLAUDE L                  FL           56,950.00  13.000     0.000    85.0    02/29/2000
 803007038      803007038   WATSON STEPHAN L                     AZ           25,200.00  12.650     0.000    84.9    01/14/2000
 803007087      803007087   SERRA ANTONIO                        UT           17,000.00  12.150     0.000    84.9    01/31/2000
 803007533      803007533   MCMULLIN MICHAEL C                   MD           31,000.00  10.900     0.000    89.9    02/02/2000
 803008127      803008127   GALARZA JAIME JR                     PA           33,275.42  11.900     0.000    89.7    01/28/2000
 803008960      803008960   MARION RICHARD C                     NC           29,594.52  12.000     0.000    85.0    02/03/2000
 803009026      803009026   WELLER MELVIN A                      FL           18,700.90  13.600     0.000    75.0    02/02/2000
 803009810      803009810   LANCASTER LINDA                      GA           22,050.00  12.600     0.000    70.0    02/24/2000
 803010750      803010750   SPERONI KAREN M                      MA           21,309.21  12.750     0.000    86.8    01/31/2000
 803010875      803010875   SHAFF SANDRA L                       NY           21,926.60  12.500     0.000    64.7    02/08/2000
 803011287      803011287   GULLEY EDWINA L                      TN           62,791.17  11.650     0.000    84.0    02/07/2000
 803013424      803013424   DELACRUZ ROBERT                      UT           25,473.69  10.990     0.000    85.0    02/02/2000
 803013549      803013549   DO RICHARD                           CA          135,955.00  11.150     0.000    90.0    02/16/2000
 803015627      803015627   JOHNSON LORETTA                      TX           21,853.39  10.250     0.000    80.0    02/24/2000

  Orig            LSAMS          Paid              Hold    Tracking      Program      Rate         Companion
 Account        Accounts      thru Date  30 Day    Code    Identifier      Type       Flag         BD Balance
-------------------------------------------------------------------------------------------------------------
 802977918      802977918     03/01/2000    0     00 00 00  9150063         015        F              0.00
 802977967      802977967     03/14/2000    0     00 00 00  9150064         045        F              0.00
 802978262      802978262     03/01/2000    0     00 00 00  9150064         045        F              0.00
 802978338      802978338     02/25/2000    0     00 00 00  9150063         015        F              0.00
 802978577      802978577     03/24/2000    0     00 00 00  SUPER FIX       045        F              0.00
 802978866      802978866     03/28/2000    0     00 00 00  9150064         030        F              0.00
 802979724      802979724     03/01/2000    0     00 00 00  9150063         020        F              0.00
 802980227      802980227     03/19/2000    0     00 00 00  9150063         010        F              0.00
 802980490      802980490     02/05/2000    0     00 00 00  9150063         045        F              0.00
 802980847      802980847     03/06/2000    0     00 00 00  9150063         015        F              0.00
 802980979      802980979     03/10/2000    0     00 00 00  9150063         015        F              0.00
 802981605      802981605     03/01/2000    0     00 00 00  9150063         015        F              0.00
 802982108      802982108     03/18/2000    0     00 00 00  9150064         025        F              0.00
 802982140      802982140     03/01/2000    0     00 00 00  9150064         030        F              0.00
 802982355      802982355     03/01/2000    0     00 00 00  SUPER FIX       030        F              0.00
 802982611      802982611     04/01/2000    0     00 00 00  9150064         025        F              0.00
 802982637      802982637     03/01/2000    0     65 00 00  9150063         015        F              0.00
 802982652      802982652     03/01/2000    0     00 00 00  9150064         045        F              0.00
 802982660      802982660     03/01/2000    0     00 00 00  9150063         020        F              0.00
 802983734      802983734     03/24/2000    0     67 00 00  9150063         045        F              0.00
 802984674      802984674     02/13/2000    0     00 00 00  9150063         015        F              0.00
 802985309      802985309     02/28/2000    0     00 00 00  9150064         045        F              0.00
 802985317      802985317     03/19/2000    0     00 00 00  9150063         015        F              0.00
 802985960      802985960     02/24/2000    0     00 00 00  9150063         045        F              0.00
 802986901      802986901     04/01/2000    0     00 00 00  9150063         045        F              0.00
 802987131      802987131     03/01/2000    0     00 00 00  9150063         045        F              0.00
 802987172      802987172     03/01/2000    0     00 00 00  9150064         045        F              0.00
 802987271      802987271     02/01/2000    0     00 78 00  9150063         015        F              0.00
 802987347      802987347     03/01/2000    0     00 00 00  9150063         020        F              0.00
 802987362      802987362     03/01/2000    0     00 00 00  9150063         045        F              0.00
 802987727      802987727     03/24/2000    0     00 00 00  9150063         015        F              0.00
 802988899      802988899     03/03/2000    0     00 00 00  9150064         010        F              0.00
 802989202      802989202     03/01/2000    0     00 00 00  9150063         020        F              0.00
 802989210      802989210     03/01/2000    0     00 00 00  9150063         015        F              0.00
 802989533      802989533     04/01/2000    0     00 00 00  9150063         045        F              0.00
 802989640      802989640     03/01/2000    0     00 00 00  9150063         020        F              0.00
 802989863      802989863     03/01/2000    0     00 00 00  9150063         015        F              0.00
 802989913      802989913     03/24/2000    0     00 00 00  9150063         030        F              0.00
 802990317      802990317     03/24/2000    0     00 00 00  9150063         328        F              0.00
 802991067      802991067     03/01/2000    0     00 00 00  9150063         015        F              0.00
 802991323      802991323     02/18/2000    0     00 00 00  9150063         015        F              0.00
 802991661      802991661     03/01/2000    0     00 00 00  9150063         045        F              0.00
 802992388      802992388     03/07/2000    0     00 00 00  9150064         010        F              0.00
 802992966      802992966     03/09/2000    0     00 00 00  9150064         045        F              0.00
 802993204      802993204     04/01/2000    0     00 00 00  9150063         015        F              0.00
 802993352      802993352     02/24/2000    0     65 00 00  9150063         025        F              0.00
 802993576      802993576     03/01/2000    0     00 00 00  9150063         020        F              0.00
 802994178      802994178     03/09/2000    0     00 00 00  9150064         015        F              0.00
 802994442      802994442     03/15/2000    0     00 00 00  SUPER FIX       045        F              0.00
 802996033      802996033     03/01/2000    0     00 00 00  9150063         045        F              0.00
 802997031      802997031     03/15/2000    0     00 00 00  SUPER FIX       030        F              0.00
 802998757      802998757     03/13/2000    0     00 00 00  9150063         015        F              0.00
 802999110      802999110     04/09/2000    0     00 00 00  9150064         345        F              0.00
 802999417      802999417     03/14/2000    0     00 00 00  9150063         015        F              0.00
 802999490      802999490     03/01/2000    0     00 00 00  9150063         015        F              0.00
 802999805      802999805     02/09/2000    0     00 00 00  9150064         025        F              0.00
 802999995      802999995     03/04/2000    0     00 00 00  9150064         020        F              0.00
 803000066      803000066     02/24/2000    0     00 00 00  9150063         020        F              0.00
 803002534      803002534     03/01/2000    0     00 00 00  9150064         020        F              0.00
 803004241      803004241     03/01/2000    0     00 00 00  9150063         015        F              0.00
 803004407      803004407     03/12/2000    0     00 00 00  9150063         015        F              0.00
 803004498      803004498     02/12/2000    0     00 00 00  9150063         015        F              0.00
 803005545      803005545     02/28/2000    0     00 00 00  9150063         015        F              0.00
 803005909      803005909     03/16/2000    0     00 00 00  9150064         030        F              0.00
 803007038      803007038     03/04/2000    0     00 00 00  9150063         045        F              0.00
 803007087      803007087     03/01/2000    0     00 00 00  9150063         045        F              0.00
 803007533      803007533     02/02/2000    0     00 00 00  9150063         020        F              0.00
 803008127      803008127     03/28/2000    0     00 00 00  9150063         015        F              0.00
 803008960      803008960     03/03/2000    0     65 00 00  9150064         015        F              0.00
 803009026      803009026     03/02/2000    0     65 00 00  9150063         010        F              0.00
 803009810      803009810     02/24/2000    0     00 00 00  9150064         010        F              0.00
 803010750      803010750     04/21/2000    0     00 00 00  9150063         010        F              0.00
 803010875      803010875     02/28/2000    0     00 00 00  9150064         010        F              0.00
 803011287      803011287     03/07/2000    0     00 00 00  9150064         045        F              0.00
 803013424      803013424     03/01/2000    0     00 00 00  9150064         045        F              0.00
 803013549      803013549     03/01/2000    0     00 00 00  9150064         045        F              0.00
 803015627      803015627     04/01/2000    0     00 00 00  9150064         010        F              0.00

                                ALLIANCE FUNDING
                        A division of Superior Bank FSB
  Prefunding Support Schedule - Loans Funded and Available for Sale to 2000-1

  Orig            LSAMS                                                      Current     Note
 Account        Accounts    Name                                State        Principal   Rate      Margin    LTV      AFCDate
-------------------------------------------------------------------------------------------------------------------------------
 803016047      803016047   CARTER DAGNEA                        AR           20,250.00  13.600     0.000    75.0    01/18/2000
 803016575      803016575   GALLEGOS PHILIP G                    CO          141,750.00  11.500     0.000    89.9    02/09/2000
 803018100      803018100   LACHANCE JOHN C                      MA           23,264.76  13.350     0.000    89.9    01/28/2000
 803018167      803018167   KING CHARLES JR                      GA           34,856.54  14.600     0.000    74.4    01/31/2000
 803018241      803018241   HADLEY ROBERT M JR                   GA           76,344.09  11.650     0.000    90.0    02/28/2000
 803018530      803018530   SMITH PETER M                        FL           24,453.75  11.150     0.000    75.0    01/24/2000
 803018654      803018654   SPARKS KRISTINA S                    ID           36,728.00  13.250     0.000    79.9    01/31/2000
 803018787      803018787   BOOTSMA LESLIE                       CA           25,061.00   9.000     0.000    50.1    01/27/2000
 803018993      803018993   LUCERO JERRY N                       UT           44,981.19  12.100     0.000    87.5    02/02/2000
 803019132      803019132   SEAMAN PATRICIA LOU                  WA           22,405.00  12.850     0.000    84.9    01/21/2000
 803019959      803019959   DEJARNETTE WILLIE THOMAS             VA           21,885.03   9.650     0.000    50.0    02/14/2000
 803020270      803020270   SHUTTS FRANK D II                    DC           36,941.00  12.150     0.000    90.0    01/25/2000
 803020395      803020395   MOORE JAMES R                        MD           41,638.26  11.650     0.000    89.9    01/18/2000
 803020528      803020528   FULTON ROBERT C                      DE           76,500.00  11.700     0.000    71.4    02/25/2000
 803020908      803020908   JONES VICTOR JACQUELINE              FL           53,500.00  12.350     0.000    84.7    01/28/2000
 803020940      803020940   HADAD SOUHEL B                       VA           43,019.43  12.250     0.000    85.0    01/25/2000
 803021278      803021278   BECKUM CARLOS T                      GA           38,400.00  13.000     0.000    80.0    01/28/2000
 803021682      803021682   SIMMONS RONALD D                     SC           56,800.00  14.350     0.000    80.0    02/15/2000
 803021948      803021948   FRAZIER BEVERLY E                    MD           13,197.03  11.750     0.000    84.9    01/26/2000
 803022615      803022615   NESPOR LEWIS G                       OH           89,600.00  13.500     0.000    80.0    03/21/2000
 803023233      803023233   STANFIELD RODERICK J JR              NY           84,150.00  13.350     0.000    85.0    03/20/2000
 803024033      803024033   HOMER DONALD B                       MA           69,847.03  10.500     0.000    80.0    01/19/2000
 803024371      803024371   BAYLISS ED                           FL           34,189.86   9.900     0.000    78.4    01/31/2000
 803024405      803024405   MUSKO ANTHONY C                      FL           20,198.95  12.850     0.000    83.9    01/24/2000
 803025212      803025212   FAST DONALD D                        OR           30,000.00  13.450     0.000    64.5    02/01/2000
 803025303      803025303   SAWYER KEITH MAX                     NC           28,263.71  11.500     0.000    84.8    01/24/2000
 803025691      803025691   CUSHMAN WILLIAM L JR                 ME           40,800.00  13.000     0.000    80.0    02/29/2000
 803026202      803026202   KING CHARLES                         MS           45,388.46  12.000     0.000    79.9    01/20/2000
 803026434      803026434   WALKER ARLENE                        MS           35,947.36  12.150     0.000    80.0    02/07/2000
 803027275      803027275   FLANNERY FRANK P                     FL           45,635.08  12.350     0.000    84.9    01/14/2000
 803027903      803027903   PAYTON DENSON L                      GA           23,013.29  13.100     0.000    84.9    01/31/2000
 803028208      803028208   PANARIELLO MICHAEL                   FL           52,478.30  12.350     0.000    74.3    01/31/2000
 803028588      803028588   MATERAS STEVEN M                     CT           70,674.87  12.350     0.000    84.9    01/20/2000
 803029107      803029107   FORTIER NICOLE M                     FL           29,877.91  12.600     0.000    75.0    02/15/2000
 803029552      803029552   HOWARD ROY                           SC           44,149.27  12.000     0.000    85.0    02/16/2000
 803030014      803030014   BLACKWELL PAUL N                     NC          102,000.00  12.100     0.000    85.0    02/09/2000
 803030634      803030634   GIBSON ROBERT C JR                   MA          132,541.30  12.375     0.000    45.7    03/20/2000
 803031566      803031566   WILLIAMS ELJON                       MA           47,142.86  13.100     0.000    84.9    01/24/2000
 803031673      803031673   JAMES MARK J                         WY           42,016.44   9.750     0.000    69.9    01/25/2000
 803032127      803032127   MILLER ROGER L                       UT           39,788.00  14.550     0.000    89.2    02/29/2000
 803032259      803032259   NGUYEN JENNIFER HUYON                CA          137,000.00  11.750     0.000    79.8    02/09/2000
 803032788      803032788   JENSEN LOUIS E                       MI           52,229.05  14.100     0.000    75.0    02/18/2000
 803033109      803033109   LYNCH BRIAN T                        NY           74,964.60   9.500     0.000    84.9    01/28/2000
 803033489      803033489   MOORE ORENTHAL                       GA          270,000.00  12.500     0.000    65.8    03/20/2000
 803033554      803033554   MC CREE MELVIN J                     MI           15,000.00  12.750     0.000    75.0    03/22/2000
 803033661      803033661   SHARPE MARGARET B                    SC           25,457.02  10.150     0.000    60.7    02/16/2000
 803034008      803034008   ANDERSON CARROLL                     SC           35,741.71  12.850     0.000    65.0    02/08/2000
 803034248      803034248   MOORE BALLAR JACQUELINE              PA           38,602.11  13.500     0.000    90.0    03/23/2000
 803034529      803034529   CLARK TIM                            MI           33,677.00  13.350     0.000    62.3    02/22/2000
 803036334      803036334   FAMILY LLC BRIGHT                    MA          560,000.00  11.200     0.000    69.6    03/15/2000
 803037258      803037258   GRECH SALVATORE C                    FL           38,686.83  11.125     0.000    74.4    01/25/2000
 803038017      803038017   MILLER LORETTA M                     FL           41,650.00  12.150     0.000    85.0    02/09/2000
 803038058      803038058   MULDER ALANA                         SC           59,964.52  12.150     0.000    90.0    02/14/2000
 803039429      803039429   MCCARTHY DUANE C                     PA           56,100.00  10.400     0.000    88.7    02/07/2000
 803039544      803039544   DYKAS PATRICIA                       CT           43,297.60  11.550     0.000    74.4    01/25/2000
 803040203      803040203   ANDRE DENISE                         FL           11,338.98  13.100     0.000    84.9    01/24/2000
 803040500      803040500   BELTRAN LUIS R                       WA           40,000.00  10.650     0.000    82.6    02/01/2000
 803040609      803040609   HUNTINGTON JOHN B                    PA           58,941.63  10.900     0.000    69.4    02/23/2000
 803040641      803040641   HILL STEPHEN R                       NC           70,550.00  12.850     0.000    85.0    02/16/2000
 803041375      803041375   DICKEY SAMUEL LEROY                  VA           16,467.00  13.350     0.000    85.0    01/31/2000
 803041995      803041995   KENDRICK CAROLYN L                   VA           43,577.43  12.950     0.000    80.0    03/17/2000
 803042415      803042415   GERMOND PATRICK W                    CO           35,500.00   9.950     0.000    65.7    02/28/2000
 803043306      803043306   JACKSON DARREN J                     AL           60,350.00  12.750     0.000    85.0    02/15/2000
 803043413      803043413   RAINBOLT RANDY K                     AR           23,292.44  13.050     0.000    85.0    02/03/2000
 803044064      803044064   LAWSON JIMMY                         MI          148,000.00   8.650     0.000    80.0    03/22/2000
 803046796      803046796   COOPRIDER GREG                       SC           24,833.29  11.500     0.000    52.6    02/28/2000
 803047315      803047315   SURBER PAUL                          AR           42,141.46  11.500     0.000    85.0    01/31/2000
 803047364      803047364   MARTIN SHEILA LILIA                  FL           20,391.63  12.250     0.000    85.8    01/31/2000
 803049154      803049154   CONLEY BELINDA L                     VA           68,000.00  10.900     0.000    82.9    02/22/2000
 803050079      803050079   BALLARD MICHAEL S                    CO           41,320.16  10.650     0.000    83.3    01/31/2000
 803050392      803050392   SCOTT JOHN JAMES                     CA           52,395.89  14.200     0.000    85.0    02/14/2000
 803050442      803050442   SEBERT DOUGLAS L                     CA           43,734.60  13.250     0.000    84.9    02/04/2000
 803050699      803050699   MCCREARY WALTER M                    MD          233,750.00  13.100     0.000    84.7    02/09/2000
 803051010      803051010   RIFFLE ANITA R                       WV           29,885.68  12.100     0.000    59.9    02/16/2000
 803051119      803051119   MCGINLEY JAMES R                     PA           60,299.40  12.150     0.000    85.0    02/18/2000
 803052935      803052935   LEE KATHERINE                        FL           45,395.69  11.600     0.000    75.0    02/14/2000
 803053644      803053644   ALBERTIE ROBERT                      NJ          100,304.00  13.840     0.000    65.9    03/14/2000

  Orig            LSAMS         Paid              Hold    Tracking      Program      Rate         Companion
 Account        Accounts     thru Date  30 Day    Code    Identifier      Type       Flag         BD Balance
------------------------------------------------------------------------------------------------------------
 803016047      803016047    03/01/2000    0     00 00 00  9150063         010        F              0.00
 803016575      803016575    03/01/2000    0     00 00 00  9150064         045        F              0.00
 803018100      803018100    03/14/2000    0     00 00 00  9150063         015        F              0.00
 803018167      803018167    03/01/2000    0     00 00 00  9150064         025        F              0.00
 803018241      803018241    03/28/2000    0     00 00 00  9150064         030        F              0.00
 803018530      803018530    03/24/2000    0     00 00 00  9150063         010        F              0.00
 803018654      803018654    03/01/2000    0     00 00 00  9150063         020        F              0.00
 803018787      803018787    03/01/2000    0     00 00 00  9150063         015        F              0.00
 803018993      803018993    03/01/2000    0     00 00 00  9150063         045        F              0.00
 803019132      803019132    03/01/2000    0     00 00 00  9150063         015        F              0.00
 803019959      803019959    04/14/2000    0     00 00 00  9150064         325        F              0.00
 803020270      803020270    02/25/2000    0     00 00 00  9150063         010        F              0.00
 803020395      803020395    02/18/2000    0     00 00 00  9150063         045        F              0.00
 803020528      803020528    02/16/2000    0     00 00 00  9150064         030        F              0.00
 803020908      803020908    02/28/2000    0     00 00 00  9150063         015        F              0.00
 803020940      803020940    03/25/2000    0     00 00 00  9150063         045        F              0.00
 803021278      803021278    01/28/2000    0     00 00 00  9150063         025        F              0.00
 803021682      803021682    01/20/2000    0     00 00 00  SUPER FIX       020        F              0.00
 803021948      803021948    03/26/2000    0     00 00 00  9150063         020        F              0.00
 803022615      803022615    03/21/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803023233      803023233    03/20/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803024033      803024033    03/19/2000    0     00 00 00  9150063         045        F              0.00
 803024371      803024371    04/01/2000    0     00 00 00  9150063         045        F              0.00
 803024405      803024405    02/24/2000    0     00 00 00  9150063         010        F              0.00
 803025212      803025212    02/01/2000    0     00 00 00  9150063         338        F              0.00
 803025303      803025303    03/24/2000    0     00 00 00  9150063         015        F              0.00
 803025691      803025691    03/04/2000    0     00 00 00  9150064         020        F              0.00
 803026202      803026202    03/20/2000    0     65 00 00  9150063         025        F              0.00
 803026434      803026434    03/07/2000    0     00 00 00  9150064         020        F              0.00
 803027275      803027275    03/14/2000    0     78 00 00  9150063         045        F              0.00
 803027903      803027903    03/01/2000    0     00 00 00  9150063         015        F              0.00
 803028208      803028208    04/01/2000    0     00 00 00  9150063         045        F              0.00
 803028588      803028588    03/20/2000    0     00 00 00  9150063         020        F              0.00
 803029107      803029107    03/15/2000    0     00 00 00  9150064         015        F              0.00
 803029552      803029552    03/16/2000    0     00 00 00  9150064         020        F              0.00
 803030014      803030014    03/09/2000    0     00 00 00  9150064         015        F              0.00
 803030634      803030634    03/01/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803031566      803031566    02/24/2000    0     00 00 00  9150063         020        F              0.00
 803031673      803031673    03/01/2000    0     00 00 00  9150063         015        F              0.00
 803032127      803032127    03/01/2000    0     00 00 00  9150064         045        F              0.00
 803032259      803032259    03/01/2000    0     00 00 00  9150064         045        F              0.00
 803032788      803032788    03/18/2000    0     00 00 00  9150064         025        F              0.00
 803033109      803033109    02/28/2000    0     00 00 00  9150063         020        F              0.00
 803033489      803033489    04/01/2000    0     00 00 00  SUPER COMM      095        F              0.00
 803033554      803033554    03/22/2000    0     00 00 00  SUPER FIX       015        F              0.00
 803033661      803033661    03/16/2000    0     00 00 00  9150064         020        F              0.00
 803034008      803034008    03/08/2000    0     00 00 00  9150064         015        F              0.00
 803034248      803034248    02/26/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803034529      803034529    02/22/2000    0     00 00 00  9150064         025        F              0.00
 803036334      803036334    04/01/2000    0     00 00 00  SUPER COMM      093        F              0.00
 803037258      803037258    03/25/2000    0     00 00 00  9150063         328        F              0.00
 803038017      803038017    03/01/2000    0     00 00 00  9150064         025        F              0.00
 803038058      803038058    03/14/2000    0     00 00 00  9150064         045        F              0.00
 803039429      803039429    02/07/2000    0     00 00 00  9150064         045        F              0.00
 803039544      803039544    03/24/2000    0     00 00 00  9150063         045        F              0.00
 803040203      803040203    03/24/2000    0     00 00 00  9150063         015        F              0.00
 803040500      803040500    03/01/2000    0     00 00 00  9150063         045        F              0.00
 803040609      803040609    03/01/2000    0     00 00 00  9150064         045        F              0.00
 803040641      803040641    03/16/2000    0     00 00 00  9150064         045        F              0.00
 803041375      803041375    02/22/2000    0     00 00 00  9150063         015        F              0.00
 803041995      803041995    04/17/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803042415      803042415    03/01/2000    0     00 00 00  9150064         025        F              0.00
 803043306      803043306    02/04/2000    0     00 00 00  9150064         020        F              0.00
 803043413      803043413    02/28/2000    0     00 00 00  9150064         010        F              0.00
 803044064      803044064    03/22/2000    0     00 00 00  SUPER FIX       015        F              0.00
 803046796      803046796    03/28/2000    0     00 00 00  9150064         020        F              0.00
 803047315      803047315    04/01/2000    0     00 00 00  9150063         020        F              0.00
 803047364      803047364    03/01/2000    0     00 00 00  9150063         045        F              0.00
 803049154      803049154    02/22/2000    0     00 00 00  9150064         015        F              0.00
 803050079      803050079    03/01/2000    0     00 00 00  9150063         045        F              0.00
 803050392      803050392    03/01/2000    0     00 00 00  9150064         045        F              0.00
 803050442      803050442    04/01/2000    0     00 00 00  9150063         020        F              0.00
 803050699      803050699    03/09/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803051010      803051010    03/16/2000    0     00 00 00  9150064         025        F              0.00
 803051119      803051119    04/18/2000    0     00 00 00  9150064         325        F              0.00
 803052935      803052935    03/14/2000    0     00 00 00  9150064         025        F              0.00
 803053644      803053644    03/07/2000    0     00 00 00  SUPER FIX       045        F              0.00

                                ALLIANCE FUNDING
                        A division of Superior Bank FSB
  Prefunding Support Schedule - Loans Funded and Available for Sale to 2000-1

  Orig            LSAMS                                                      Current     Note
 Account        Accounts    Name                                State        Principal   Rate      Margin    LTV      AFCDate
-------------------------------------------------------------------------------------------------------------------------------
 803053784      803053784   JERGINS RONALD E                     FL           71,914.14  11.650     0.000    88.8    02/02/2000
 803054295      803054295   SNAVLEY DAVID B                      IN           52,494.62  11.900     0.000    70.0    02/14/2000
 803054469      803054469   PETERSON DOROTHY                     NE           49,462.78  12.000     0.000    90.0    03/01/2000
 803054592      803054592   STEWART JOEL D                       MI           62,600.00  11.900     0.000    89.9    01/25/2000
 803054782      803054782   SMEDLEY TROY G                       UT           33,000.00  13.600     0.000    84.8    02/14/2000
 803054857      803054857   REAVES KEITH E                       MO           42,743.95  12.750     0.000    80.0    02/15/2000
 803055847      803055847   BENDER JASON D                       IN           48,800.00  12.100     0.000    80.0    03/20/2000
 803056787      803056787   CLARK MARSHA BETH                    AL           41,375.00  11.650     0.000    90.0    02/16/2000
 803058148      803058148   WISE VANESSA G                       FL           29,762.00  12.750     0.000    76.5    01/31/2000
 803058478      803058478   BRAWNER LAURA                        GA           55,469.62  11.650     0.000    90.0    02/23/2000
 803058965      803058965   HERR DENNIS F                        PA          240,370.47  11.850     0.000    83.3    03/21/2000
 803060938      803060938   WINKELMANN TINA L                    CT           60,000.00  11.900     0.000    78.5    02/25/2000
 803061191      803061191   VANGIESON RHONDA                     FL           89,000.00   9.900     0.000    77.3    03/22/2000
 803061704      803061704   KING WALTER D                        FL           12,961.56  12.600     0.000    33.3    02/01/2000
 803061993      803061993   DOEBLER MELISSA J                    FL           26,900.00  12.150     0.000    90.0    01/28/2000
 803062116      803062116   BOVE PAUL JOHN                       FL           27,635.09  13.850     0.000    75.0    02/15/2000
 803062777      803062777   CUMMINGS WALTER D                    AL           78,105.09  13.850     0.000    80.0    02/15/2000
 803062835      803062835   MCCARTHY PHILIP                      MI           43,550.00  12.990     0.000    65.0    03/17/2000
 803063106      803063106   LOCKERT EARL H                       WA           31,468.74  10.400     0.000    80.0    02/01/2000
 803063502      803063502   STREAT FRANCES L                     VA           20,000.00  10.250     0.000    35.0    03/20/2000
 803064963      803064963   NICOLETTE BEATRICE MARIE             FL           37,043.77  11.900     0.000    85.0    02/11/2000
 803065788      803065788   PIERCE PHILLIP                       GA           35,000.00  14.750     0.000    70.0    02/24/2000
 803066760      803066760   BIESENDORFER STEVEN A                CO           30,797.23  11.000     0.000    85.2    01/31/2000
 803067107      803067107   CRAWFORD MARGARET ROSE               ID           23,000.00  12.850     0.000    74.3    02/09/2000
 803067289      803067289   FLORES ELVA                          WA           35,250.00  13.500     0.000    75.0    02/04/2000
 803068113      803068113   BRENNAN ERNEST P                     NY           40,479.86  10.700     0.000    84.3    02/11/2000
 803068378      803068378   RITTO LANCE                          CA           30,000.00  11.150     0.000    88.0    02/16/2000
 803068618      803068618   SMITH DANIEL K                       MI           29,966.33  14.500     0.000    66.6    02/24/2000
 803069046      803069046   ALLEN MARY E                         FL           40,919.54  10.250     0.000    68.3    02/09/2000
 803069228      803069228   ROBINSON CORNELIUS J JR              MA           65,000.00  11.600     0.000    78.0    02/24/2000
 803070051      803070051   EDWARDS DENNIS F                     CO           52,500.00   9.750     0.000    69.4    01/24/2000
 803072024      803072024   MCCROBIE LEROY                       WV           61,510.69  13.100     0.000    80.0    02/22/2000
 803073501      803073501   HARRIS STARR DIXIE ANN               CA           76,500.00  11.900     0.000    90.0    02/18/2000
 803074772      803074772   GUSE DIANE                           MI           58,500.00  12.900     0.000    65.0    03/16/2000
 803075357      803075357   SALERNO JUDITH S                     FL           48,831.39  11.875     0.000    79.6    02/29/2000
 803075373      803075373   HAYDEN TAMIRA Y                      MI           62,250.00  13.900     0.000    72.3    03/09/2000
 803076843      803076843   DAVIS ROOSEVELT                      NY          100,000.00  10.350     0.000    57.1    03/21/2000
 803076876      803076876   TURBEVILLE KEVIN                     SC           55,125.00  14.500     0.000    75.0    02/11/2000
 803077031      803077031   BREGE CATHERINE                      IN           25,600.00  12.500     0.000    80.0    03/21/2000
 803077262      803077262   WALLEY DENNIS                        TN           43,144.41  11.250     0.000    85.0    02/24/2000
 803078385      803078385   CLARK BETTIE ROBINSON                VA           67,500.00  10.650     0.000    90.0    03/20/2000
 803078765      803078765   GANDOLFO VERONICA                    NY          183,965.72  13.900     0.000    78.2    03/23/2000
 803079292      803079292   SMITH MICHAEL J                      NY           46,195.77  10.750     0.000    61.7    03/22/2000
 803082155      803082155   HERENDON RANDALL                     TN           38,026.03  12.400     0.000    85.0    02/29/2000
 803082700      803082700   MCHALE STEPHEN T                     NY           40,500.00  11.000     0.000    75.0    03/20/2000
 803082809      803082809   TAYLOR AARON DOUGLAS                 NC           98,550.00  10.900     0.000    90.0    02/24/2000
 803083062      803083062   GONZALEZ ANN K                       MA           39,853.53  12.990     0.000    28.5    03/24/2000
 803085927      803085927   BAILEY BEDIE FRANKLIN JR             NC           73,020.33  10.650     0.000    85.0    02/24/2000
 803088863      803088863   TURNER VERNON J                      IN           14,000.00  10.850     0.000    43.7    03/17/2000
 803088988      803088988   STAPLES ROBERT F                     NY           18,000.00  11.000     0.000    40.0    03/22/2000
 803089374      803089374   CAMUSO MARK                          NJ          136,500.00  14.150     0.000    65.0    03/01/2000
 803089556      803089556   BAXTER JOHN                          FL           52,413.81  10.500     0.000    80.0    02/22/2000
 803092154      803092154   COOK WILLIAM R                       FL          101,448.90  11.750     0.000    85.0    02/15/2000
 803094556      803094556   STEWART LOUISE R                     MI           57,601.08  13.990     0.000    75.0    02/23/2000
 803095199      803095199   CLARKE GARY M                        FL           99,785.41  12.875     0.000    80.0    02/11/2000
 803096494      803096494   EVANS MARY JEAN                      FL           50,150.00  11.150     0.000    85.0    03/20/2000
 803097054      803097054   JACKSON TERESA C                     IN           54,400.00   9.650     0.000    80.0    02/29/2000
 803097427      803097427   LOWE AMANDA G                        SC           76,050.00  11.900     0.000    90.0    02/29/2000
 803097484      803097484   GOODMAN CAROLE                       IN           56,950.00  13.100     0.000    85.0    03/13/2000
 803105683      803105683   HAGWOOD KENDRICK L                   OH           29,246.49  12.740     0.000    65.0    02/14/2000
 803106590      803106590   FRIEDMAN STEVEN R                    FL           50,000.00  10.375     0.000    83.3    02/24/2000
 803106905      803106905   DUNBAR TOBI                          FL           52,000.00  10.400     0.000    80.0    02/22/2000
 803109859      803109859   SHAW JESSIE STONEY                   GA            9,750.00  11.150     0.000    65.0    03/20/2000
 803113547      803113547   LIVERS CAROLYN                       KY           26,000.00  12.490     0.000    60.4    03/23/2000
 803114214      803114214   LATHROP CHRISTOPH                    CT           29,617.95  10.400     0.000    85.0    02/29/2000
 803115120      803115120   STACY PATRICK L                      AL           44,250.00  13.500     0.000    75.0    02/28/2000
 803115450      803115450   MUNGIN GEORGE L                      SC           69,229.17  10.750     0.000    90.0    02/18/2000
 803119171      803119171   PLUNKETT BARBARA                     FL           73,145.88  12.600     0.000    80.0    02/15/2000
 803120039      803120039   EXLEY L FAYE                         FL           14,962.88  10.250     0.000    39.4    02/23/2000
 803120575      803120575   FITZGERALD DAVID R                   PA           61,400.00  11.700     0.000    75.0    02/10/2000
 803126440      803126440   MCCREE BETTY                         CT          148,750.00  13.950     0.000    85.0    03/22/2000
 803126697      803126697   WHITFIELD WI LILLIE M                SC           44,800.00  12.850     0.000    80.0    02/28/2000
 803126804      803126804   STONE CHARLES A                      FL           19,889.45  11.650     0.000    58.8    02/15/2000
 803128123      803128123   PFAFFENBERGE ROBERT                  IN           78,600.00  11.600     0.000    78.6    03/20/2000
 803128206      803128206   NORMAN ERNEST C                      NC           29,948.47  13.500     0.000    75.0    02/23/2000
 803129725      803129725   CAMERON CAROLYN                      SC           46,000.00  12.750     0.000    79.3    03/21/2000
 803130400      803130400   HOWARD EMMA                          MS           28,900.00  12.850     0.000    85.0    03/20/2000
  Orig            LSAMS         Paid              Hold    Tracking      Program      Rate         Companion
 Account        Accounts     thru Date  30 Day    Code    Identifier      Type       Flag         BD Balance
------------------------------------------------------------------------------------------------------------
 803053784      803053784    03/02/2000    0     00 00 00  9150063         020        F              0.00
 803054295      803054295    03/08/2000    0     00 00 00  9150064         045        F              0.00
 803054469      803054469    03/02/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803054592      803054592    02/25/2000    0     00 00 00  9150064         045        F              0.00
 803054782      803054782    03/01/2000    0     00 00 00  9150064         045        F              0.00
 803054857      803054857    03/15/2000    0     00 00 00  9150064         025        F              0.00
 803055847      803055847    03/20/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803056787      803056787    03/01/2000    0     00 00 00  9150064         045        F              0.00
 803058148      803058148    03/01/2000    0     00 00 00  9150063         020        F              0.00
 803058478      803058478    03/23/2000    0     00 00 00  9150064         030        F              0.00
 803058965      803058965    05/21/2000    0     00 00 00  SUPER FIX       345        F              0.00
 803060938      803060938    03/01/2000    0     00 00 00  9150064         045        F              0.00
 803061191      803061191    03/22/2000    0     00 00 00  SUPER FIX       020        F              0.00
 803061704      803061704    03/01/2000    0     00 00 00  9150063         010        F              0.00
 803061993      803061993    02/28/2000    0     00 00 00  9150063         020        F              0.00
 803062116      803062116    03/15/2000    0     00 00 00  9150064         045        F              0.00
 803062777      803062777    03/15/2000    0     00 00 00  9150064         030        F              0.00
 803062835      803062835    03/17/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803063106      803063106    03/01/2000    0     00 00 00  9150064         015        F              0.00
 803063502      803063502    03/20/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803064963      803064963    04/11/2000    0     00 00 00  9150064         025        F              0.00
 803065788      803065788    02/24/2000    0     00 00 00  9150064         025        F              0.00
 803066760      803066760    03/01/2000    0     00 00 00  9150063         015        F              0.00
 803067107      803067107    03/01/2000    0     00 00 00  9150064         338        F              0.00
 803067289      803067289    03/01/2000    0     00 00 00  9150064         045        F              0.00
 803068113      803068113    03/11/2000    0     00 00 00  9150064         025        F              0.00
 803068378      803068378    03/01/2000    0     00 00 00  9150064         045        F              0.00
 803068618      803068618    03/24/2000    0     00 00 00  9150064         045        F              0.00
 803069046      803069046    03/09/2000    0     00 00 00  9150064         025        F              0.00
 803069228      803069228    02/24/2000    0     00 00 00  9150064         045        F              0.00
 803070051      803070051    03/01/2000    0     00 00 00  9150063         020        F              0.00
 803072024      803072024    03/22/2000    0     00 00 00  9150064         045        F              0.00
 803073501      803073501    03/01/2000    0     00 65 00  9150064         030        F              0.00
 803074772      803074772    02/25/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803075357      803075357    04/01/2000    0     00 00 00  9150064         020        F              0.00
 803075373      803075373    03/16/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803076843      803076843    03/21/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803076876      803076876    03/11/2000    0     00 00 00  9150064         030        F              0.00
 803077031      803077031    03/21/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803077262      803077262    03/24/2000    0     00 00 00  9150064         015        F              0.00
 803078385      803078385    03/20/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803078765      803078765    02/28/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803079292      803079292    03/22/2000    0     00 00 00  SUPER FIX       015        F              0.00
 803082155      803082155    04/01/2000    0     00 00 00  9150064         020        F              0.00
 803082700      803082700    02/26/2000    0     00 00 00  SUPER FIX       010        F              0.00
 803082809      803082809    02/24/2000    0     65 00 00  9150064         045        F              0.00
 803083062      803083062    02/23/2000    0     00 00 00  SUPER FIX       015        F              0.00
 803085927      803085927    03/24/2000    0     00 00 00  9150064         045        F              0.00
 803088863      803088863    03/17/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803088988      803088988    02/24/2000    0     00 00 00  SUPER FIX       010        F              0.00
 803089374      803089374    02/15/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803089556      803089556    03/22/2000    0     00 00 00  9150064         015        F              0.00
 803092154      803092154    03/15/2000    0     00 00 00  9150064         015        F              0.00
 803094556      803094556    03/07/2000    0     00 00 00  SUPER FIX       015        F              0.00
 803095199      803095199    03/11/2000    0     00 00 00  9150064         030        F              0.00
 803096494      803096494    03/20/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803097054      803097054    03/01/2000    0     00 00 00  9150064         030        F              0.00
 803097427      803097427    03/01/2000    0     00 00 00  9150064         030        F              0.00
 803097484      803097484    03/13/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803105683      803105683    03/14/2000    0     78 63 00  SUPER FIX       030        F              0.00
 803106590      803106590    02/24/2000    0     00 00 00  9150064         045        F              0.00
 803106905      803106905    02/22/2000    0     00 00 00  9150064         030        F              0.00
 803109859      803109859    03/20/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803113547      803113547    03/23/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803114214      803114214    04/01/2000    0     00 00 00  SUPER FIX       015        F              0.00
 803115120      803115120    02/28/2000    0     00 00 00  9150064         025        F              0.00
 803115450      803115450    03/18/2000    0     00 00 00  9150064         020        F              0.00
 803119171      803119171    03/15/2000    0     00 00 00  9150064         030        F              0.00
 803120039      803120039    03/23/2000    0     00 00 00  9150064         015        F              0.00
 803120575      803120575    03/08/2000    0     00 00 00  9150064         030        F              0.00
 803126440      803126440    03/06/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803126697      803126697    02/28/2000    0     00 00 00  9150064         025        F              0.00
 803126804      803126804    03/15/2000    0     00 00 00  9150064         010        F              0.00
 803128123      803128123    03/20/2000    0     00 00 00  SUPER FIX       015        F              0.00
 803128206      803128206    03/23/2000    0     00 00 00  9150064         020        F              0.00
 803129725      803129725    03/21/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803130400      803130400    03/20/2000    0     00 00 00  SUPER FIX       030        F              0.00

                                ALLIANCE FUNDING
                        A division of Superior Bank FSB
  Prefunding Support Schedule - Loans Funded and Available for Sale to 2000-1

  Orig            LSAMS                                                      Current     Note
 Account        Accounts    Name                                State        Principal   Rate      Margin    LTV      AFCDate
-------------------------------------------------------------------------------------------------------------------------------
 803130442      803130442   SITES WILLIAM A                      PA           25,191.49  11.250     0.000    90.0    03/22/2000
 803131309      803131309   MATERNE MAE                          GA           80,000.00  12.850     0.000    84.9    02/28/2000
 803131796      803131796   WARE WILLIAM F                       KY           65,000.00   9.000     0.000    66.3    03/20/2000
 803132521      803132521   METZ BARBARA D                       FL           65,953.15   9.025     0.000    79.7    02/23/2000
 803134493      803134493   DORSEY CHRISTOPHE S                  PA           66,600.00  10.700     0.000    90.0    03/16/2000
 803136530      803136530   CARABJAL JOSE                        TX           67,500.00  10.650     0.000    90.0    03/13/2000
 803137405      803137405   SHEARER FRANKLIN P                   PA           23,800.00  12.500     0.000    85.0    03/16/2000
 803137736      803137736   ANTHONY MATTHEW                      OH           32,725.00  10.650     0.000    85.0    03/14/2000
 803139039      803139039   LADD RUTH C                          FL           40,000.00   9.900     0.000    52.6    02/29/2000
 803140771      803140771   MURRAY RAYMOND J                     LA           25,000.00  12.350     0.000    58.1    02/28/2000
 803141621      803141621   HANLON EDWARD J                      MD           86,000.00   8.750     0.000    36.5    03/07/2000
 803142082      803142082   BLACK SHELLEY                        WV           50,325.29  11.000     0.000    80.0    02/25/2000
 803142272      803142272   WELLONS BURT C                       NY          251,832.32  10.990     0.000    81.9    03/15/2000
 803144088      803144088   LEWIS JOHN P                         IN          114,325.00  12.000     0.000    85.0    03/20/2000
 803148543      803148543   ELLSWORTH WILLIAM                    SC           71,941.38  12.400     0.000    90.0    02/10/2000
 803149814      803149814   HOLDEN VIVIAN D                      NC           23,200.00  10.750     0.000    80.0    03/13/2000
 803152289      803152289   GRASS WILLIAM H                      FL           84,516.67  10.900     0.000    90.0    02/24/2000
 803153535      803153535   SIMS SHELIA MARIE                    WV           32,000.00  13.000     0.000    72.7    03/22/2000
 803154293      803154293   WILLIAMS LOVETT LEWIS JR             PA          109,300.00   8.900     0.000    80.9    03/21/2000
 803158294      803158294   JOHNS WILLIAM N                      OH           48,750.00  13.500     0.000    65.0    03/21/2000
 803160555      803160555   PROCTOR CRAIG ALAN                   FL           31,935.42  13.000     0.000    80.0    02/17/2000
 803167121      803167121   LECOUNTE GERALD D                    MI           51,000.00  13.150     0.000    85.0    03/22/2000
 803169895      803169895   HILT LARRY D                         SC           46,000.00  11.500     0.000    76.6    02/29/2000
 803170729      803170729   MCALPINE DORETHEA                    RI           55,250.00  11.750     0.000    85.0    03/21/2000
 803171875      803171875   JEFTS THOMAS J JR                    MD          157,250.00  12.250     0.000    85.0    03/15/2000
 803172394      803172394   PENA JUANA M                         RI           99,000.00  12.350     0.000    90.0    03/21/2000
 803173780      803173780   FENWICK KATHRYN S                    KY           47,600.00  11.750     0.000    85.0    03/20/2000
 803178359      803178359   DAVIS MARY ANN                       MI           19,550.00  13.350     0.000    85.0    03/17/2000
 803181593      803181593   CHILTON LISA G                       IN           17,500.00  11.375     0.000    70.0    03/14/2000
 803181916      803181916   STANSBERRY RITA J                    TN           28,500.00  10.150     0.000    71.2    02/28/2000
 803181957      803181957   PARRISH ANNIE J                      GA           29,750.00  11.900     0.000    85.0    02/28/2000
 803184456      803184456   HICKS SAMUEL D                       NC           24,851.76  12.000     0.000    62.5    02/25/2000
 803185222      803185222   WRIGHT KAREN                         MI           30,500.00  12.750     0.000    58.6    03/22/2000
 803187368      803187368   HOLMES WILLIE                        FL           73,062.10  12.000     0.000    85.0    03/14/2000
 803187467      803187467   STOLTZ ROBERT                        NY           35,250.00  10.375     0.000    75.0    03/22/2000
 803192210      803192210   DAYTON DARREN                        NH           50,000.00  14.550     0.000    52.6    03/21/2000
 803192533      803192533   DUCKETT GEORGE T                     OH           44,060.00  13.750     0.000    51.8    03/14/2000
 803196906      803196906   TVINTIKIS NAOMI MAILER               NJ           70,000.00  12.750     0.000    46.6    03/15/2000
 803199850      803199850   ADAMS DENISE                         IL          189,100.00  12.500     0.000    84.9    03/17/2000
 803202274      803202274   WILLIS ERIC M                        MI           32,800.00  13.750     0.000    58.5    03/22/2000
 803203108      803203108   VANCAMP DONALD E                     NY           54,000.00  12.500     0.000    90.0    03/24/2000
 803205400      803205400   MCGRATH JAMES                        PA           10,000.00  10.875     0.000    17.8    03/22/2000
 803205897      803205897   FILES WESLEY                         FL           34,300.00  11.500     0.000    70.0    03/15/2000
 803205988      803205988   PURRIER IAN                          NY          160,000.00  10.725     0.000    80.0    03/21/2000
 803206309      803206309   WHITE RICHARD C                      MI           25,000.00   9.625     0.000    38.4    03/20/2000
 803206358      803206358   HOWARD TIMOTHY D                     OH           63,540.00  11.250     0.000    90.0    03/23/2000
 803207463      803207463   DURATO MATTHEW                       IN           38,250.00  13.100     0.000    85.0    03/17/2000
 803207893      803207893   DAVIS GEORGE                         PA           60,000.00  10.625     0.000    75.0    03/14/2000
 803211051      803211051   MARSHALL KATHY A                     IN           58,500.00  13.250     0.000    75.0    03/20/2000
 803211481      803211481   PHAN NAOTHI                          FL           54,000.00  11.375     0.000    90.0    03/22/2000
 803213354      803213354   PATTERSON RAYCENE                    FL           30,000.00  12.750     0.000    75.0    03/21/2000
 803213545      803213545   NELSON TAMIKA                        NY           72,000.00  14.400     0.000    41.8    03/24/2000
 803214071      803214071   WHITE MAURICE                        MI           87,000.00  13.900     0.000    75.0    03/22/2000
 803214477      803214477   MROWKA JAMES M                       NY           56,250.00  11.750     0.000    73.0    03/13/2000
 803217041      803217041   AUXIER JAMES F                       FL           62,900.00  11.500     0.000    85.0    03/23/2000
 803217827      803217827   HOWZE ROGER                          SC           35,100.00  13.750     0.000    65.0    03/21/2000
 803218544      803218544   TREVINO RUPERTO C                    MI           37,600.00  13.750     0.000    80.0    03/13/2000
 803231695      803231695   HICKS BARBARA M                      MI           56,950.00  10.500     0.000    85.0    03/20/2000
 803232057      803232057   BURKHART GARY                        AR           33,375.00  12.500     0.000    75.0    03/20/2000
 803232412      803232412   NELSON GEORGE F                      MI          115,985.62   9.125     0.000    58.6    03/15/2000
 803238716      803238716   ARTHUR ELIZABETH T                   PA           17,850.00  12.500     0.000    85.0    03/14/2000
 803239060      803239060   SEXTON BOBBY D                       IN           48,750.00  12.250     0.000    75.0    03/21/2000
 803240720      803240720   RUIZ FELIX                           FL           91,149.00  11.250     0.000    85.9    03/22/2000
 803248574      803248574   JOHNSON ELAINE                       FL           16,500.00  12.500     0.000    25.3    03/21/2000
 803250331      803250331   MADDEN THEODORE                      MI           32,800.00   9.500     0.000    80.0    03/21/2000
 803252410      803252410   HAWES PANSY B                        IL           52,000.00  13.100     0.000    80.0    03/17/2000
 803256445      803256445   WILLIAMSON REGINALD D                MO           48,400.00  12.500     0.000    84.9    03/13/2000
 803258268      803258268   MURPHY JOHN D                        NC           75,600.00  12.100     0.000    80.0    03/21/2000
 803258755      803258755   FRISCHE FREDDIE D                    TN          112,000.00  12.500     0.000    80.0    03/20/2000
 803265628      803265628   BUCKLES JERRY C                      IN          106,200.00   9.800     0.000    90.0    03/21/2000
 803272871      803272871   MOYES CLARENCE L                     WA          103,949.27  10.375     0.000    37.0    03/20/2000
 803277805      803277805   VEREEN BEVERLY A                     MI           56,800.00   9.250     0.000    80.0    03/20/2000
 803339993      803339993   HUGHES ARETHA                        NJ           50,000.00  12.550     0.000    47.6    03/24/2000
5100111425     5100111425   ALBRECHT RICHARD L                   MI          151,810.31  11.875     0.000    90.0    03/17/2000
5100202323     5100202323   BRONKEMA JAMES BERNARD               WA          150,386.24  10.375     0.000    79.6    03/20/2000
5200058336     5200058336   JONES SHIRLEY J                      FL           35,742.27   8.375     0.000    79.3    01/04/2000
5700073850     5700073850   KISER JAMES A                        NC           21,800.00  12.250     0.000    54.5    01/04/2000

  Orig            LSAMS         Paid              Hold    Tracking      Program      Rate         Companion
 Account        Accounts     thru Date  30 Day    Code    Identifier      Type       Flag         BD Balance
------------------------------------------------------------------------------------------------------------
 803130442      803130442    03/16/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803131309      803131309    02/28/2000    0     00 00 00  9150064         045        F              0.00
 803131796      803131796    03/20/2000    0     00 00 00  SUPER FIX       020        F              0.00
 803132521      803132521    03/23/2000    0     00 00 00  9150064         015        F              0.00
 803134493      803134493    03/01/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803136530      803136530    04/01/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803137405      803137405    03/16/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803137736      803137736    03/14/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803139039      803139039    03/01/2000    0     00 00 00  9150064         015        F              0.00
 803140771      803140771    02/28/2000    0     00 00 00  9150064         015        F              0.00
 803141621      803141621    03/07/2000    0     00 00 00  SUPER FIX       020        F              0.00
 803142082      803142082    03/25/2000    0     00 00 00  9150064         045        F              0.00
 803142272      803142272    02/01/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803144088      803144088    03/20/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803148543      803148543    04/10/2000    0     00 00 00  9150064         325        F              0.00
 803149814      803149814    03/13/2000    0     00 00 00  SUPER FIX       020        F              0.00
 803152289      803152289    04/24/2000    0     00 00 00  9150064         345        F              0.00
 803153535      803153535    03/22/2000    0     00 00 00  SUPER FIX       015        F              0.00
 803154293      803154293    03/21/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803158294      803158294    03/21/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803160555      803160555    03/17/2000    0     00 00 00  9150064         025        F              0.00
 803167121      803167121    03/06/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803169895      803169895    03/01/2000    0     00 00 00  9150064         015        F              0.00
 803170729      803170729    03/21/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803171875      803171875    03/06/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803172394      803172394    03/21/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803173780      803173780    04/01/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803178359      803178359    03/17/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803181593      803181593    03/14/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803181916      803181916    03/01/2000    0     00 00 00  9150064         025        F              0.00
 803181957      803181957    03/01/2000    0     00 00 00  9150064         020        F              0.00
 803184456      803184456    03/25/2000    0     00 00 00  9150064         025        F              0.00
 803185222      803185222    03/22/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803187368      803187368    05/14/2000    0     00 00 00  SUPER FIX       325        F              0.00
 803187467      803187467    03/22/2000    0     00 00 00  SUPER FIX       010        F              0.00
 803192210      803192210    03/08/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803192533      803192533    03/14/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803196906      803196906    03/15/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803199850      803199850    03/17/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803202274      803202274    03/22/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803203108      803203108    03/04/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803205400      803205400    03/22/2000    0     00 00 00  SUPER FIX       015        F              0.00
 803205897      803205897    03/15/2000    0     00 00 00  SUPER FIX       015        F              0.00
 803205988      803205988    03/21/2000    0     00 00 00  SUPER FIX       015        F              0.00
 803206309      803206309    03/20/2000    0     00 00 00  SUPER FIX       015        F              0.00
 803206358      803206358    03/23/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803207463      803207463    03/17/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803207893      803207893    03/14/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803211051      803211051    03/20/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803211481      803211481    03/22/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803213354      803213354    03/21/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803213545      803213545    03/03/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803214071      803214071    04/01/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803214477      803214477    03/13/2000    0     00 00 00  SUPER FIX       020        F              0.00
 803217041      803217041    03/23/2000    0     00 00 00  SUPER FIX       325        F              0.00
 803217827      803217827    03/21/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803218544      803218544    03/06/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803231695      803231695    03/20/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803232057      803232057    04/01/2000    0     00 00 00  SUPER FIX       015        F              0.00
 803232412      803232412    06/03/2000    0     79 00 00  SUPER TELE      477        F              0.00
 803238716      803238716    03/14/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803239060      803239060    03/21/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803240720      803240720    03/22/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803248574      803248574    03/21/2000    0     00 00 00  SUPER FIX       010        F              0.00
 803250331      803250331    03/21/2000    0     00 00 00  SUPER FIX       020        F              0.00
 803252410      803252410    03/17/2000    0     00 00 00  SUPER FIX       020        F              0.00
 803256445      803256445    03/13/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803258268      803258268    03/21/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803258755      803258755    03/20/2000    0     00 00 00  SUPER FIX       045        F              0.00
 803265628      803265628    03/21/2000    0     00 00 00  SUPER FIX       015        F              0.00
 803272871      803272871    06/03/2000    0     79 00 00  SUPER TELE      405        F              0.00
 803277805      803277805    03/20/2000    0     00 00 00  SUPER FIX       030        F              0.00
 803339993      803339993    03/03/2000    0     00 00 00  SUPER FIX       015        F              0.00
5100111425     5100111425    06/03/2000    0     79 00 00  SUPER TELE      405        F              0.00
5100202323     5100202323    06/03/2000    0     79 00 00  SUPER TELE      477        F              0.00
5200058336     5200058336    04/03/2000    0     89 00 00  9160037         450        F          3,884.36
5700073850     5700073850    02/02/2000    0     79 00 00  9160037         405        F              0.00

                                ALLIANCE FUNDING
                        A division of Superior Bank FSB
  Prefunding Support Schedule - Loans Funded and Available for Sale to 2000-1

  Orig            LSAMS                                                      Current     Note
 Account        Accounts    Name                                State        Principal   Rate      Margin    LTV      AFCDate
-------------------------------------------------------------------------------------------------------------------------------
5700085557     5700085557   VANDUREN PAUL                        NC          158,924.64  12.500     0.000    48.6    03/14/2000
8000241508     8000241508   ALTHEIM JOEL H                       NY          185,824.59   9.500     0.000    80.8    09/29/1999
8000290588     8000290588   SALCEDA JOHN F                       IL          314,113.43   8.760     0.000    65.6    08/31/1999
8000306236     8000306236   VELLUCCI CRAIG M                     NY          210,000.00   9.010     0.000    67.7    10/25/1999
8000389984     8000389984   JOHNSON ROBERT                       IL          136,109.96   9.750     0.000    85.8    11/30/1999
8000420961     8000420961   MAESE DIANA L                        NM           39,873.53  11.400     0.000    85.0    01/26/2000
8000457237     8000457237   JOHNSON JOHNNY                       SC           70,819.09   9.875     0.000    84.9    02/24/2000
8000458540     8000458540   SMITH JAY JR                         GA           63,628.65  10.000     0.000    84.9    02/07/2000
8000460504     8000460504   DAVIDSON LEWIS M                     TN           61,800.00  11.000     0.000    80.7    03/17/2000
8000498017     8000498017   SARRAN GHANSHAM                      NJ          157,488.66  10.500     0.000    80.8    02/29/2000
8000505076     8000505076   JESTER PATRICIA ANN                  AR           34,000.00  11.710     0.000    81.9    03/20/2000
8000505332     8000505332   CONNER LAVETA REE                    OK           21,700.00  14.240     0.000    65.7    03/07/2000
8000507577     8000507577   PERKINS MICHAEL E                    NH          112,454.71  12.960     0.000    85.8    03/14/2000
8000517543     8000517543   HOLMES DENISE DIANE                  WV          120,874.10  11.860     0.000    85.8    03/15/2000
8000519432     8000519432   ADKINS ROY D                         AL           65,400.98  10.500     0.000    85.0    03/20/2000
8000522535     8000522535   HAMILTON LOTTIE                      OH           81,822.94   9.510     0.000    81.0    03/20/2000
8000530504     8000530504   HOWARD BYRON RICHARD                 KY           57,416.43  10.050     0.000    85.8    03/20/2000
8000532740     8000532740   HYLTON CHARLES                       NY          189,455.72   9.260     0.000    80.8    03/17/2000
8000535131     8000535131   CUFFEY ALLEN                         NY           79,968.15  13.000     0.000    53.3    03/22/2000
8000544760     8000544760   VANDERCAR JOHN T                     IL           96,204.17   9.260     0.000    90.0    03/20/2000
8000547821     8000547821   SALINAS MARLON M                     CA          191,824.19   9.630     0.000    64.0    03/14/2000
8000547862     8000547862   LANE ROBERT E                        FL          349,900.00   8.500     0.000    68.6    03/20/2000
8000550502     8000550502   WALKER ROBERT R                      NC           57,400.00   9.900     0.000    75.7    03/22/2000
8000560006     8000560006   TRUDT RAYMOND J                      IL           57,750.00  12.250     0.000    70.0    03/15/2000
8000560444     8000560444   FITZGERALD PRISCILLA                 NY          209,705.69   8.500     0.000    56.7    02/09/2000
8000566128     8000566128   GRIZZLE DELPHINE O                   VA           84,907.59   8.860     0.000    89.0    03/20/2000
8000581531     8000581531   MILAM SAMUEL P                       TN           72,400.00  10.400     0.000    82.2    03/20/2000
8000583974     8000583974   WCISEL ERNEST J                      MI           30,000.00   9.500     0.000    49.1    03/20/2000
8000591282     8000591282   MEEKINS WALTER                       NY           47,755.60   9.360     0.000    50.5    03/20/2000
8000600612     8000600612   STAMPS BEVERLY                       IL           82,900.00   9.750     0.000    63.7    03/15/2000
8000603509     8000603509   IRWIN JAMES R                        PA           18,200.00  10.090     0.000    75.8    03/13/2000
8000609100     8000609100   IRWIN JAMES R                        PA           73,000.00  10.500     0.000    85.8    03/17/2000
8000610645     8000610645   CUMPIAN JESSE                        OH           15,000.00  13.750     0.000    57.6    03/20/2000
8000610678     8000610678   JONES W AMOS JR                      FL           74,961.12  12.000     0.000    42.8    03/07/2000
8000620016     8000620016   BARRETT OWEN A                       NY          235,977.25   9.500     0.000    85.8    03/20/2000
8000630031     8000630031   BABBITT HARRY F                      AR           30,000.00  11.300     0.000    57.6    03/15/2000
---------------------------------------------------------------------------------------
Loans in Servicing not yet tagged for sale                       726      37,259,068.36

Total in Servicing tagged and not yet tagged for sale                     37,259,068.36
Needed:                                                                    2,670,885.07   Short

   99607           n/a      LEE                                  FL           80,032.47  11.500    0.000    90.00   03/03/2000
  105293           n/a      SPURLIN                              CA          167,213.45   8.500    0.000    80.00   03/03/2000
  109812           n/a      FERRARI                              NY          648,924.72  10.375    0.000    66.60   03/03/2000
  110982           n/a      MOOG                                 WA           58,477.97  10.750    0.000    79.00   03/03/2000
  112198           n/a      ORTIZ                                CO           61,476.84  10.750    0.000    75.00   03/03/2000
  113059           n/a      TRUESDELL                            SC           76,500.00  13.250    0.000    75.00   03/03/2000
  113118           n/a      FRECKLETON                           NJ           65,670.82  11.250    0.000    70.00   03/03/2000
  114511           n/a      WILLIAMSON                           NC           55,494.74  10.875    0.000    80.00   03/03/2000
  115083           n/a      SULLIVAN                             MA          214,610.05   7.990    0.000    70.00   03/03/2000
  115085           n/a      SULLIVAN                             MA          214,610.05   7.990    0.000    70.00   03/03/2000
  115822           n/a      CAMPBELL                             WA          359,823.06   8.375    0.000    60.00   03/03/2000
  115880           n/a      SMITH                                OH           42,349.35  11.875    0.000    80.00   03/03/2000
  116000           n/a      NERGE                                OR           71,094.88   8.875    0.000    75.00   03/03/2000
  116287           n/a      JOHNSON                              FL          127,535.87  10.250    0.000    80.00   03/03/2000
  116927           n/a      WEHRLY                               NV          137,334.94   8.250    0.000    80.00   03/03/2000
  117751           n/a      LAWRENCE                             FL          116,233.57   8.000    0.000    70.00   03/03/2000
  119074           n/a      MONTANEZ                             TX           36,000.00  12.999    0.000    80.00   03/03/2000
  120899           n/a      SUMPTER                              MI           39,986.86  11.375    0.000    80.00   03/03/2000
  120916           n/a      BRUNSON                              GA           49,565.40  11.125    0.000    80.00   03/03/2000
  121056           n/a      HOLLAND                              CA          405,599.02   9.500    0.000    67.10   03/03/2000
  121086           n/a      SMITH                                OH           49,579.20  10.250    0.000    84.00   03/03/2000
  121695           n/a      PETTY                                NC           62,856.06  10.990    0.000    85.00   03/03/2000
  122225           n/a      BERGEN                               ME           55,949.16   9.990    0.000    70.00   03/03/2000
  122395           n/a      LAFAVE                               VT           84,088.25  12.750    0.000    85.00   03/03/2000
  122443           n/a      HEGGIE                               NC           59,740.37  11.375    0.000    72.00   03/03/2000
  122635           n/a      JULES                                FL          149,063.86   9.875    0.000    80.00   03/03/2000
  122888           n/a      RUSCIO                               MA           52,409.99  12.000    0.000    75.00   03/03/2000
  122902           n/a      HADDEN                               FL           68,720.00   9.999    0.000    80.00   03/03/2000
  122975           n/a      WILLIAMS                             NY           42,852.75   8.990    0.000    45.20   03/03/2000
  123258           n/a      MORRISON                             OH           63,609.65  10.990    0.000    85.00   03/03/2000
  123321           n/a      PATRICK                              MI           32,000.00  10.000    0.000    80.00   03/03/2000
  123755           n/a      DEBO                                 OR          137,945.15  10.500    0.000    75.00   03/03/2000
  124021           n/a      TIMBERLAKE                           OH           21,953.82  11.500    0.000    55.00   03/03/2000
  124113           n/a      CARNINI                              OR          100,263.16  10.865    0.000    85.00   03/03/2000

  Orig            LSAMS         Paid              Hold    Tracking      Program      Rate         Companion
 Account        Accounts     thru Date  30 Day    Code    Identifier      Type       Flag         BD Balance
------------------------------------------------------------------------------------------------------------
5700085557     5700085557    06/03/2000    0     79 00 00  SUPER TELE      405        F              0.00
8000241508     8000241508    02/01/2000    0     00 00 00  SUPER FIX       325        F              0.00
8000290588     8000290588    03/01/2000    0     00 00 00  SUPRFIXRTL      030        F              0.00
8000306236     8000306236    02/25/2000    0     00 00 00  SUPRFIXRTL      045        F              0.00
8000389984     8000389984    03/01/2000    0     00 00 00  SUPER FIX       325        F              0.00
8000420961     8000420961    03/26/2000    0     00 00 00  9170008         325        F              0.00
8000457237     8000457237    04/24/2000    0     00 00 00  9170009         325        F              0.00
8000458540     8000458540    04/07/2000    0     00 00 00  9170009         325        F              0.00
8000460504     8000460504    03/17/2000    0     00 00 00  SUPRFIXRTL      030        F              0.00
8000498017     8000498017    05/01/2000    0     00 00 00  SUPER FIX       325        F              0.00
8000505076     8000505076    03/20/2000    0     00 00 00  SUPRFIXRTL      010        F              0.00
8000505332     8000505332    03/07/2000    0     00 00 00  SUPRFIXRTL      020        F              0.00
8000507577     8000507577    05/14/2000    0     00 00 00  SUPRFIXRTL      325        F              0.00
8000517543     8000517543    05/15/2000    0     00 00 00  SUPRFIXRTL      325        F              0.00
8000519432     8000519432    05/20/2000    0     00 00 00  SUPRFIXRTL      325        F              0.00
8000522535     8000522535    05/20/2000    0     00 00 00  SUPRFIXRTL      325        F              0.00
8000530504     8000530504    05/20/2000    0     00 00 00  SUPRFIXRTL      325        F              0.00
8000532740     8000532740    05/17/2000    0     00 00 00  SUPRFIXRTL      325        F              0.00
8000535131     8000535131    05/22/2000    0     00 00 00  SUPRFIXRTL      325        F              0.00
8000544760     8000544760    05/20/2000    0     00 00 00  SUPRFIXRTL      325        F              0.00
8000547821     8000547821    05/14/2000    0     00 00 00  SUPRFIXRTL      325        F              0.00
8000547862     8000547862    03/20/2000    0     00 00 00  SUPRFIXRTL      015        F              0.00
8000550502     8000550502    03/22/2000    0     00 00 00  SUPER FIX       325        F              0.00
8000560006     8000560006    03/15/2000    0     00 00 00  SUPRFIXRTL      030        F              0.00
8000560444     8000560444    03/09/2000    0     00 00 00  SUPRFIXRTL      328        F              0.00
8000566128     8000566128    05/20/2000    0     00 00 00  SUPRFIXRTL      325        F              0.00
8000581531     8000581531    03/20/2000    0     00 00 00  SUPRFIXRTL      025        F              0.00
8000583974     8000583974    03/20/2000    0     00 00 00  SUPRFIXRTL      015        F              0.00
8000591282     8000591282    05/20/2000    0     00 00 00  SUPRFIXRTL      325        F              0.00
8000600612     8000600612    03/15/2000    0     00 00 00  SUPER FIX       328        F              0.00
8000603509     8000603509    03/13/2000    0     00 00 00  SUPRFIXRTL      015        F              0.00
8000609100     8000609100    03/17/2000    0     00 00 00  SUPRFIXRTL      025        F              0.00
8000610645     8000610645    03/20/2000    0     00 00 00  SUPRFIXRTL      015        F              0.00
8000610678     8000610678    05/07/2000    0     00 00 00  SUPRFIXRTL      325        F              0.00
8000620016     8000620016    05/20/2000    0     00 00 00  SUPRFIXRTL      325        F              0.00
8000630031     8000630031    03/15/2000    0     00 00 00  SUPRFIXRTL      015        F              0.00
---------------------------                                                                  ------------
Loans in Servicing not yet tagged for sale                                                       3,884.36

Total in Servicing tagged and not yet tagged for sale
Needed:

   99607           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  105293           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  109812           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  110982           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  112198           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  113059           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  113118           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  114511           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  115083           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  115085           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  115822           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  115880           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  116000           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  116287           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  116927           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  117751           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  119074           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  120899           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  120916           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  121056           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  121086           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  121695           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  122225           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  122395           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  122443           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  122635           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  122888           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  122902           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  122975           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  123258           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  123321           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  123755           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  124021           n/a          n/a        0     00 00 00  n/a             030         F             0.00
  124113           n/a          n/a        0     00 00 00  n/a             030         F             0.00

                                ALLIANCE FUNDING
                        A division of Superior Bank FSB
  Prefunding Support Schedule - Loans Funded and Available for Sale to 2000-1

  Orig            LSAMS                                                      Current     Note
 Account        Accounts    Name                                State        Principal   Rate      Margin    LTV      AFCDate
------------------------------------------------------------------------------------------------------------------------------
  124438           n/a      DOVER                                MO           37,790.32  12.500    0.000    70.00   03/03/2000
  124696           n/a      HUMMEL                               RI           92,000.00  10.500    0.000    80.00   03/03/2000
  124825           n/a      FALLS                                AR           68,776.77  11.250    0.000    80.00   03/03/2000
  124951           n/a      TURNER                               MI           42,956.39   9.375    0.000    76.70   03/03/2000
  125022           n/a      SCHWARTZ                             CT          107,200.00  10.875    0.000    80.00   03/03/2000
  125072           n/a      ALLEN                                WV           24,800.00  12.250    0.000    80.00   03/03/2000
  125150           n/a      ROBINSON                             NC           39,000.00  12.469    0.000    54.10   03/03/2000
  125261           n/a      JOHNSON                              AR           24,490.49  14.000    0.000    70.00   03/03/2000
  125463           n/a      FREEMAN                              IL           14,963.80  10.000    0.000    25.00   03/03/2000
  125751           n/a      MCCONNELL                            OK           23,770.00  13.375    0.000    75.00   03/03/2000
  125791           n/a      BASSHAM                              CA           32,000.00  10.125    0.000    80.00   03/03/2000
  126039           n/a      COX                                  MI           39,984.49  10.625    0.000    80.00   03/03/2000
  126360           n/a      FORD JR.                             CA          142,500.00  10.750    0.000    75.00   03/03/2000
  126638           n/a      WOODHALL                             FL           31,450.00  11.625    0.000    85.00   03/03/2000
  127059           n/a      DONTFRAID                            CT           87,750.00  11.625    0.000    75.00   03/03/2000
  127061           n/a      DONTFRAID                            CT           86,250.00  11.625    0.000    75.00   03/03/2000
  127370           n/a      WALLACE                              CA          214,000.00   9.500    0.000    63.80   03/03/2000
  128253           n/a      STREIGHTIFF                          PA           40,000.00  10.500    0.000    80.00   03/03/2000
  128429           n/a      SANTIAGO                             CT          188,000.00   9.250    0.000    58.70   03/03/2000
  128594           n/a      DAY                                  IN           17,500.00   9.500    0.000    23.00   03/03/2000
  128818           n/a      RAGLAND                              IL           51,200.00   9.750    0.000    80.00   03/03/2000
  128938           n/a      MATHEWS                              TN           48,750.00  12.000    0.000    75.00   03/03/2000
  129407           n/a      BUZZELL                              IL           95,000.00   9.250    0.000    42.20   03/03/2000
 803009083         n/a      PRATER ROY                           GA           82,000.00  12.000    0.000    84.91   03/23/2000
 803021138         n/a      LOVELL SR HORACE J                   LA           79,200.00  11.750    0.000    90.00   03/22/2000
 803036664         n/a      MITCHELL GRIFFIN                     SC           40,300.00  14.140    0.000    65.00   03/24/2000
 803053933         n/a      SMITH JACQUELYN M                    IN           58,800.00  10.500    0.000    80.00   03/24/2000
 803059104         n/a      GAINES JANNIE J                      NC           46,600.00  10.250    0.000    62.97   03/24/2000
 803084177         n/a      GREEN JAMES R                        GA           56,100.00  12.050    0.000    85.00   03/24/2000
 803084250         n/a      ANGUIANO JR VICENTE                  TX           34,000.00  12.850    0.000    85.00   03/22/2000
 803103696         n/a      SCHNOPP EDWARD L                     WV           45,000.00  10.250    0.000    69.23   03/24/2000
 803106004         n/a      BRAY MARK WAYNE                      NC           59,250.00  14.500    0.000    75.00   03/24/2000
 803107036         n/a      THOMPSON ALBERTA                     NJ           66,000.00  14.840    0.000    56.89   03/22/2000
 803111962         n/a      MCINTUSH KATHERINE                   IN           44,800.00  13.500    0.000    80.00   03/24/2000
 803116904         n/a      MYATT CALVIN COLLINS                 NC           32,900.00  14.500    0.000    70.00   03/24/2000
 803117787         n/a      YOUNGER ANGELA                       VA           37,500.00  10.250    0.000    75.00   03/24/2000
 803130996         n/a      DALY JOSEPH W                        FL           66,600.00  11.900    0.000    90.00   03/21/2000
 803131028         n/a      ASHE MICHAEL J                       MA          100,750.00  11.150    0.000    65.00   03/24/2000
 803156900         n/a      SANTANA DENNIS                       RI           68,850.00  13.600    0.000    85.00   03/23/2000
 803174937         n/a      LANDRUM DEBRA                        OH           57,000.00  13.750    0.000    60.00   03/24/2000
 803180504         n/a      AUSTGEN NICHOLAS G.                  FL           34,400.00  13.600    0.000    80.00   03/24/2000
 803182542         n/a      FIELDS EVERETT L                     VA           39,200.00  11.750    0.000    80.00   03/24/2000
 803190198         n/a      CARDWELL DEBRA L                     IN           32,000.00  11.750    0.000    80.00   03/24/2000
 803195320         n/a      MCCANTS GREG                         OK           44,200.00  13.000    0.000    85.00   03/22/2000
 803209105         n/a      MORRISSEY THOMAS C                   FL           38,500.00  13.250    0.000    75.49   03/24/2000
 803210764         n/a      BOUCHER ROSCOE                       MO           46,700.00  13.350    0.000    84.90   03/23/2000
 803211168         n/a      SMITH LONNIE DWAYNE                  LA           25,500.00  12.500    0.000    85.00   03/23/2000
 803214923         n/a      TRAMMELL CAROLYN                     NY           10,000.00  13.250    0.000    35.71   03/23/2000
 803215375         n/a      RIDEOUT LARRY WAYNE                  KY           60,000.00  13.900    0.000    84.86   03/24/2000
 803219161         n/a      COLLINS ANGELA                       GA           21,600.00  14.850    0.000    80.00   03/24/2000
 803223676         n/a      CHRISTIAN TYRONE                     FL           43,000.00  13.500    0.000    74.78   03/24/2000
 803241082         n/a      HAGWOOD KENDRICK L                   OH           29,250.00  12.740    0.000    65.00   03/20/2000
 803243641         n/a      CARDOS0 ESTEBAN                      FL           18,000.00  11.400    0.000    48.64   03/24/2000
 803250786         n/a      HARRISON JR THOMAS W                 OH           42,250.00  13.500    0.000    65.00   03/20/2000
 803252659         n/a      DIAZ JUAN C                          RI           60,775.00  13.100    0.000    85.00   03/23/2000
 803262872         n/a      O'DANIEL LINDA                       MO           45,600.00  14.000    0.000    80.00   03/21/2000
 803269216         n/a      MINEAR VIRGIL E                      OH           67,500.00  12.250    0.000    90.00   03/24/2000
 803292671         n/a      SMITH-CROOKS JACQUELYN               MA           92,700.00   9.875    0.000    61.80   03/22/2000
 803293109         n/a      DANIELS CAROLYN NEEDHAM              FL           11,500.00  12.750    0.000    33.82   03/24/2000
 803296912         n/a      ABRAMO JR CHARLES N                  NY           42,000.00  10.750    0.000    70.00   03/24/2000
 803298819         n/a      ELDER BARRY                          FL           45,000.00  10.750    0.000    69.23   03/24/2000
 803298967         n/a      WILCOX BILLY RAY                     MO           50,200.00  10.625    0.000    83.66   03/24/2000
 803305465         n/a      WILLIAMS MARY J                      AL           61,625.00  13.600    0.000    85.00   03/24/2000
 803307842         n/a      HAMEED NAILAH N J                    MO          133,600.00  13.500    0.000    80.00   03/24/2000
 803310705         n/a      SMITH RUTH H                         FL           51,750.00   9.000    0.000    69.00   03/24/2000
5100202299         n/a      EVANS KATHLEEN L                     MO           85,700.00   9.500    0.000    63.48   03/20/2000
5100202349         n/a      SHELEST ROBERT J                     MI           83,000.00  13.250    0.000    66.40   03/24/2000
5700265597         n/a      MCDANIEL LARRY LEE                   AR           72,400.00  12.025    0.000    95.26   03/24/2000
5700358319         n/a      ROARK JAMES CRAIG                    TN          152,400.00   8.500    0.000    85.14   03/22/2000
8000530553         n/a      OWENS KEITH A                        AR           41,200.00  10.260    0.000    80.78   03/24/2000
8000530975         n/a      ADDIS STEPHEN G                      FL           47,200.00   9.500    0.000    85.81   03/20/2000
8000544117         n/a      GREER JR JAMES                       TN           40,000.00  11.710    0.000    68.37   03/21/2000
8000576408         n/a      WOOD MARGIE FAYE                     AL           43,200.00  10.510    0.000    90.00   03/20/2000
8000602154         n/a      BARROSO MIGDALIA                     FL           81,000.00   9.250    0.000    88.04   03/20/2000
8000622517         n/a      MANTHEI BRENDA                       MN           17,500.00  12.960    0.000    64.81   03/21/2000
8000642838         n/a      GALLIHUGH ISRAEL                     VA           50,000.00  10.110    0.000    58.82   03/21/2000
---------------------------------------------------------------------------------------
Loans Funded and not yet in Servicing                            110       8,395,797.74

  Orig            LSAMS      Paid              Hold    Tracking      Program      Rate         Companion
 Account        Accounts  thru Date  30 Day    Code    Identifier      Type       Flag         BD Balance
---------------------------------------------------------------------------------------------------------
  124438           n/a       n/a        0     00 00 00  n/a             030         F             0.00
  124696           n/a       n/a        0     00 00 00  n/a             030         F             0.00
  124825           n/a       n/a        0     00 00 00  n/a             030         F             0.00
  124951           n/a       n/a        0     00 00 00  n/a             030         F             0.00
  125022           n/a       n/a        0     00 00 00  n/a             030         F             0.00
  125072           n/a       n/a        0     00 00 00  n/a             030         F             0.00
  125150           n/a       n/a        0     00 00 00  n/a             030         F             0.00
  125261           n/a       n/a        0     00 00 00  n/a             030         F             0.00
  125463           n/a       n/a        0     00 00 00  n/a             030         F             0.00
  125751           n/a       n/a        0     00 00 00  n/a             030         F             0.00
  125791           n/a       n/a        0     00 00 00  n/a             030         F             0.00
  126039           n/a       n/a        0     00 00 00  n/a             030         F             0.00
  126360           n/a       n/a        0     00 00 00  n/a             030         F             0.00
  126638           n/a       n/a        0     00 00 00  n/a             030         F             0.00
  127059           n/a       n/a        0     00 00 00  n/a             030         F             0.00
  127061           n/a       n/a        0     00 00 00  n/a             030         F             0.00
  127370           n/a       n/a        0     00 00 00  n/a             030         F             0.00
  128253           n/a       n/a        0     00 00 00  n/a             030         F             0.00
  128429           n/a       n/a        0     00 00 00  n/a             030         F             0.00
  128594           n/a       n/a        0     00 00 00  n/a             030         F             0.00
  128818           n/a       n/a        0     00 00 00  n/a             030         F             0.00
  128938           n/a       n/a        0     00 00 00  n/a             030         F             0.00
  129407           n/a       n/a        0     00 00 00  n/a             030         F             0.00
 803009083         n/a       n/a        0     00 00 00  n/a             030         F             0.00
 803021138         n/a       n/a        0     00 00 00  n/a             030         F             0.00
 803036664         n/a       n/a        0     00 00 00  n/a             015         F             0.00
 803053933         n/a       n/a        0     00 00 00  n/a             030         F             0.00
 803059104         n/a       n/a        0     00 00 00  n/a             045         F             0.00
 803084177         n/a       n/a        0     00 00 00  n/a             020         F             0.00
 803084250         n/a       n/a        0     00 00 00  n/a             030         F             0.00
 803103696         n/a       n/a        0     00 00 00  n/a             015         F             0.00
 803106004         n/a       n/a        0     00 00 00  n/a             030         F             0.00
 803107036         n/a       n/a        0     00 00 00  n/a             030         F             0.00
 803111962         n/a       n/a        0     00 00 00  n/a             030         F             0.00
 803116904         n/a       n/a        0     00 00 00  n/a             015         F             0.00
 803117787         n/a       n/a        0     00 00 00  n/a             020         F             0.00
 803130996         n/a       n/a        0     00 00 00  n/a             030         F             0.00
 803131028         n/a       n/a        0     00 00 00  n/a             095         F             0.00
 803156900         n/a       n/a        0     00 00 00  n/a             045         F             0.00
 803174937         n/a       n/a        0     00 00 00  n/a             030         F             0.00
 803180504         n/a       n/a        0     00 00 00  n/a             045         F             0.00
 803182542         n/a       n/a        0     00 00 00  n/a             010         F             0.00
 803190198         n/a       n/a        0     00 00 00  n/a             020         F             0.00
 803195320         n/a       n/a        0     00 00 00  n/a             025         F             0.00
 803209105         n/a       n/a        0     00 00 00  n/a             025         F             0.00
 803210764         n/a       n/a        0     00 00 00  n/a             030         F             0.00
 803211168         n/a       n/a        0     00 00 00  n/a             020         F             0.00
 803214923         n/a       n/a        0     00 00 00  n/a             015         F             0.00
 803215375         n/a       n/a        0     00 00 00  n/a             045         F             0.00
 803219161         n/a       n/a        0     00 00 00  n/a             010         F             0.00
 803223676         n/a       n/a        0     00 00 00  n/a             030         F             0.00
 803241082         n/a       n/a        0     00 00 00  n/a             030         F             0.00
 803243641         n/a       n/a        0     00 00 00  n/a             015         F             0.00
 803250786         n/a       n/a        0     00 00 00  n/a             030         F             0.00
 803252659         n/a       n/a        0     00 00 00  n/a             045         F             0.00
 803262872         n/a       n/a        0     00 00 00  n/a             030         F             0.00
 803269216         n/a       n/a        0     00 00 00  n/a             030         F             0.00
 803292671         n/a       n/a        0     00 00 00  n/a             405         F             0.00
 803293109         n/a       n/a        0     00 00 00  n/a             015         F             0.00
 803296912         n/a       n/a        0     00 00 00  n/a             045         F             0.00
 803298819         n/a       n/a        0     00 00 00  n/a             015         F             0.00
 803298967         n/a       n/a        0     00 00 00  n/a             405         F             0.00
 803305465         n/a       n/a        0     00 00 00  n/a             045         F             0.00
 803307842         n/a       n/a        0     00 00 00  n/a             030         F             0.00
 803310705         n/a       n/a        0     00 00 00  n/a             015         F             0.00
5100202299         n/a       n/a        0     00 00 00  n/a             477         F             0.00
5100202349         n/a       n/a        0     00 00 00  n/a             405         F             0.00
5700265597         n/a       n/a        0     00 00 00  n/a             405         F             0.00
5700358319         n/a       n/a        0     00 00 00  n/a             450         F             0.00
8000530553         n/a       n/a        0     00 00 00  n/a             325         F             0.00
8000530975         n/a       n/a        0     00 00 00  n/a             325         F             0.00
8000544117         n/a       n/a        0     00 00 00  n/a             015         F             0.00
8000576408         n/a       n/a        0     00 00 00  n/a             325         F             0.00
8000602154         n/a       n/a        0     00 00 00  n/a             325         F             0.00
8000622517         n/a       n/a        0     00 00 00  n/a             010         F             0.00
8000642838         n/a       n/a        0     00 00 00  n/a             325         F             0.00
--------------------------                                                                 -----------
Loans Funded and not yet in Servicing                                                             0.00

                                ALLIANCE FUNDING
                        A division of Superior Bank FSB
  Prefunding Support Schedule - Loans Funded and Available for Sale to 2000-1

  Orig            LSAMS                                                      Current     Note
 Account        Accounts    Name                                State        Principal   Rate      Margin    LTV      AFCDate
-------------------------------------------------------------------------------------------------------------------------------

Total Group 1 Loans Funded and Available                         836      45,654,866.10
Needed:                                                                   (5,724,912.67) Excess

GROUP 1:  FIXED RATE LOANS SET TO CLOSE
 803032994         n/a      MGT SERVICES LLC SNOWS PROPERTY      MA          109,900.00  11.350     0.000    70.0      n/a
 803054816         n/a      HAMILTON ANDRE                       CA          289,000.00  12.375     0.000    85.0      n/a
 803076520         n/a      BROADUS JR FREDDIE L                 PA           27,200.00  12.250     0.000    80.0      n/a
 803100288         n/a      LETTS LEROY                          NY          176,000.00  11.500     0.000    80.0      n/a
 803135284         n/a      HODGES MICHAEL                       IL           88,400.00  12.875     0.000    65.0      n/a
 803144724         n/a      CUNNINGHAM DAVID                     KY           28,050.00  12.125     0.000    85.0      n/a
 803158922         n/a      BOULET SHAWN M                       ME          101,500.00  11.000     0.000    70.0      n/a
 803159284         n/a      SINGH RANJIT                         NY          385,600.00  12.875     0.000    80.0      n/a
 803161389         n/a      EVANS LAUREN J                       MA           85,000.00  11.250     0.000    43.6      n/a
 803186378         n/a      ESPINAL AURELIO D                    RI           91,800.00  12.100     0.000    90.0      n/a
 803192103         n/a      GOLDWIRE ROBERT                      NY          129,600.00  14.100     0.000    80.0      n/a
 803195999         n/a      KING DAVID                           OH           39,000.00  12.100     0.000    75.0      n/a
 803197482         n/a      SULLIVAN JAMES D                     RI          114,300.00  11.750     0.000    90.0      n/a
 803201987         n/a      UPCHER DANA                          NY          120,000.00  13.500     0.000    75.0      n/a
 803207885         n/a      EDWARDS PAULINE                      OH           34,200.00  11.250     0.000    54.3      n/a
 803210442         n/a      JOHNSON WAYNE                        VA          129,960.00  12.750     0.000    80.0      n/a
 803224567         n/a      JONES NIGEL                          NY          211,500.00  12.375     0.000    90.0      n/a
 803224849         n/a      STREET REATLY TRUST 60 CLAYTONY      MA          550,000.00  10.100     0.000    66.7      n/a
 803225127         n/a      EBERHARDT CLARENCE T                 PA           59,415.00  11.500     0.000    85.0      n/a
 803228147         n/a      DOONAN DENISE DAWN                   CT          200,000.00  10.500     0.000    80.0      n/a
 803230127         n/a      MAJEWSKI DENIS ERVIN                 OH           29,250.00  11.125     0.000     0.0      n/a
 803234210         n/a      HARRIS JOHN J                        NY           82,295.00  12.125     0.000    37.9      n/a
 803235803         n/a      CONWAY JACQUES                       IL          128,800.00  10.500     0.000    80.0      n/a
 803237148         n/a      TROUP LOVELLE                        IL           78,700.00  12.500     0.000     0.0      n/a
 803241835         n/a      BONHOMME MARCIAL                     NJ          178,200.00   9.250     0.000    77.5      n/a
 803258177         n/a      BENNETT HETTY                        NY          108,000.00  12.375     0.000    65.5      n/a
 803279355         n/a      JOHNS MIRANDA                        NY          272,000.00  10.750     0.000    80.0      n/a
 803286954         n/a      WILEY JAMES J                        PA           80,750.00  13.000     0.000    85.0      n/a
 803293273         n/a      SMITH ELARIO                         NY          135,000.00  12.500     0.000    45.0      n/a
 803310093         n/a      PERKINS RUDOLPH                      CT          102,150.00  12.250     0.000    90.0      n/a
 803310192         n/a      GADSON ANTHONY                       OH           63,750.00  13.250     0.000    75.0      n/a
 803311315         n/a      BROWN RUTHIE LEE                     MI           48,800.00  10.000     0.000    80.0      n/a
 803318609         n/a      KNIBB KHADIJA P                      NY          319,500.00  12.850     0.000    90.0      n/a
 803327352         n/a      DECKER MILFORD                       NY           51,850.00  13.325     0.000    85.0      n/a
 803330687         n/a      CARL MARJORIE L                      CT           82,000.00  14.250     0.000    91.1      n/a
 803337690         n/a      GORI MARCO                           MA          131,200.00  11.125     0.000    44.5      n/a
5200059946         n/a      MILES BESS E                         FL           62,000.00   8.500     0.000    84.9      n/a
8000571672         n/a      CARR ROSETTA                         NJ           46,000.00  13.000     0.000    74.2      n/a
---------------------------------------------------------------------------------------
Fixed Rate Loans Set to Close                                     38       4,970,670.00

Total Group 1 Loans with loans Set To Close                      874      50,625,536.10
Needed                                                                   (10,695,582.67) Excess

  Orig            LSAMS          Paid              Hold    Tracking      Program      Rate         Companion
 Account        Accounts      thru Date  30 Day    Code    Identifier      Type       Flag         BD Balance
-------------------------------------------------------------------------------------------------------------

Total Group 1 Loans Funded and Available
Needed:

GROUP 1:  FIXED RATE LOANS SET TO CLOSE
 803032994         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803054816         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803076520         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803100288         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803135284         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803144724         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803158922         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803159284         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803161389         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803186378         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803192103         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803195999         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803197482         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803201987         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803207885         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803210442         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803224567         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803224849         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803225127         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803228147         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803230127         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803234210         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803235803         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803237148         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803241835         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803258177         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803279355         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803286954         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803293273         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803310093         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803310192         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803311315         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803318609         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803327352         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803330687         n/a           n/a        0     00 00 00  n/a             010         F             0.00
 803337690         n/a           n/a        0     00 00 00  n/a             010         F             0.00
5200059946         n/a           n/a        0     00 00 00  n/a             010         F             0.00
8000571672         n/a           n/a        0     00 00 00  n/a             010         F             0.00
----------------------------                                                                  ------------
Fixed Rate Loans Set to Close                                                                         0.00

Total Group 1 Loans with loans Set To Close
Needed

                                ALLIANCE FUNDING
                        A division of Superior Bank FSB
  Prefunding Support Schedule - Loans Funded and Available for Sale to 2000-1

  Orig            LSAMS                                                      Current     Note
 Account        Accounts    Name                                State        Principal   Rate      Margin    LTV      AFCDate
-------------------------------------------------------------------------------------------------------------------------------

GROUP 2:  ARM LOANS AVAILABLE FOR SALE

 801196460      801196460   DONNELLY HAROLD                      NY          279,320.66  10.125     6.500    75.0    11/25/1998
 801656836      801656836   KING ELLA                            NC           49,052.61  12.875     8.500    80.0    04/29/1999
 801986647      801986647   SCALERA MICHAEL H                    MO          118,811.39  11.625     7.000    85.0    09/07/1999
 801991993      801991993   FOY FREDDIE                          SC           61,230.72  11.125     6.750    84.7    10/26/1999
 802213694      802213694   BARWICK JAMES E                      SC           73,009.12  11.625     8.000    75.0    08/10/1999
 802226688      802226688   MAXWELL ROSE M                       CT          107,109.90  12.500     8.375    65.0    09/27/1999
 802245910      802245910   CORNWALL KENNETH                     NC           76,925.00  11.375     6.750    85.0    02/03/2000
 802252221      802252221   BOHLAR CLEOPHUS                      MI           17,521.94   9.375     5.775    80.0    09/16/1999
 802259119      802259119   ROBINSON VAN CHELL                   SC           53,921.78  12.875     9.000    80.0    10/12/1999
 802266973      802266973   OLIBRICE FRANCOIS                    MD          105,432.64  11.625     7.750    80.0    08/24/1999
 802278028      802278028   BROWN ANDREW F                       ME           66,604.27  11.875     7.750    85.0    11/29/1999
 802280750      802280750   SPEIGHT RAY C                        NC           35,109.44  11.000     7.000    80.0    09/29/1999
 802282442      802282442   CARDEN BOBBY R                       NC          275,679.31  12.000     7.125    80.0    10/21/1999
 802312157      802312157   MCCOY JAMES R                        NJ          119,710.77  12.000     8.025    85.0    11/18/1999
 802329276      802329276   ZUCKOFSHE VIRGINIA                   NY          143,667.30  10.750     6.750    80.0    09/30/1999
 802339317      802339317   LEVANDOSKI MICHAEL T                 PA           75,476.43  12.000     7.400    85.0    03/22/2000
 802361071      802361071   ZAPALAC MICHAEL LEWIS                TX           32,013.68  12.250     8.500    80.0    01/05/2000
 802371047      802371047   HILL SHANNON                         OH           67,934.97  12.875     8.250    85.0    09/24/1999
 802376285      802376285   WIERZBICKI STANLEY L                 DE           73,455.08  10.625     5.700    81.7    03/13/2000
 802381152      802381152   BRONCHELLA JAMES V                   UT          150,204.41  11.500     7.000    70.0    02/09/2000
 802390922      802390922   HALE ALBERT T                        FL           46,140.07  11.500     7.350    70.0    09/28/1999
 802408591      802408591   CAINE MOIRA                          NJ          115,410.26  10.625     6.500    70.0    10/12/1999
 802409680      802409680   COLES JANICE I                       VA           78,000.00   8.500     4.500    75.0    03/21/2000
 802411686      802411686   SHEPARD LEWIS J                      NY          115,952.37  13.500     8.625    80.0    03/03/2000
 802435347      802435347   LYNCH LUE H                          NC           82,400.00   9.250     4.500    80.0    03/16/2000
 802448613      802448613   PURIFY GERALD                        MI           33,965.83  12.375     7.775    85.0    10/12/1999
 802466508      802466508   RENE ROOSEVELT                       NY           63,986.94  13.500     9.000    80.0    03/15/2000
 802468827      802468827   SWEENEY KENNETH C                    MA           89,793.40  11.500     7.250    90.0    03/03/2000
 802474403      802474403   LOPEZ GASTON F                       NC           73,859.92  13.500     8.000    75.0    02/17/2000
 802480111      802480111   WHITTED FRANCIS                      NC           58,464.45  11.750     7.500    81.8    02/09/2000
 802483149      802483149   WASHINGTON DENEEN E                  MD           44,668.28  12.500     7.450    85.9    09/24/1999
 802487231      802487231   LOCKLEAR PHILLIP                     NC           67,680.00  12.250     7.000    80.0    02/04/2000
 802517599      802517599   MCLEAN DONALD W                      NC           43,309.69  13.000     8.000    85.0    11/15/1999
 802537019      802537019   FRAZIER SAMUEL JR                    SC           67,981.60  12.250     7.000    80.0    01/21/2000
 802539890      802539890   NASWORTHY MARK CHARLES               FL          242,558.78  11.000     7.250    90.0    11/24/1999
 802548644      802548644   WALDREN MARY                         IN           63,067.42   9.250     5.000    80.0    10/14/1999
 802556266      802556266   NAZZARO RALPH G                      NJ          131,351.40  12.125     7.775    85.9    10/29/1999
 802565259      802565259   THOMPSON VERONICA                    VA           61,600.78  10.500     6.250    90.0    01/24/2000
 802571802      802571802   CHAMBERLIN JEFFERY L                 OH          121,461.16  11.500     7.250    90.0    11/29/1999
 802573014      802573014   BUTTERBRODT CHARLES W                NC           74,400.00   9.500     4.750    80.0    03/10/2000
 802578070      802578070   ROACH SUSAN M                        PA          140,000.00  11.875     7.000    69.2    01/10/2000
 802580829      802580829   BOYD BARBARA J                       NJ          184,874.51  11.250     6.700    59.6    11/29/1999
 802587881      802587881   CHAPMAN RICKY SCOTT                  NC           91,800.00  10.625     6.000    85.0    02/14/2000
 802595439      802595439   GREEN BOOKER T                       SC           64,000.00  12.250     7.000    80.0    02/04/2000
 802604652      802604652   NEWBY YOLANDA                        NC           62,900.00  12.250     7.000    68.3    02/07/2000
 802607218      802607218   DAVIS ANTONIO                        NC           69,583.51  11.125     7.000    85.0    02/04/2000
 802615005      802615005   GRACEN MICHAEL V                     NY           64,750.98  10.750     6.250    90.0    12/15/1999
 802622985      802622985   CHADUKIEWICZ JENNIFER                CT           64,254.39  10.875     7.000    90.0    12/21/1999
 802628560      802628560   COE RICHARD                          NC           66,750.00  13.500     8.000    75.0    02/25/2000
 802636696      802636696   WEAVER CHARLES B                     MA          158,913.49  12.250     7.750    63.3    12/14/1999
 802637595      802637595   MONTGOMERY ANNETTE                   MI           24,793.29  12.250     8.000    80.0    12/15/1999
 802639302      802639302   PALMER ADRIENNE                      NC           64,952.30  12.750     8.250    57.5    10/28/1999
 802641704      802641704   SUMTER TRACY                         SC           51,986.70  12.500     6.500    75.3    02/15/2000
 802652750      802652750   COWLES RAY A                         PA           55,671.16  11.125     6.900    90.0    03/01/2000
 802659151      802659151   SHADDOX WILLIAM E                    TN           23,793.33  12.250     7.875    80.0    01/21/2000
 802665182      802665182   JONES HATTIE M                       MI           27,289.44  10.625     6.025    65.0    02/25/2000
 802668178      802668178   COPHER SHARON I                      OH           70,929.42  11.500     6.250    85.0    12/23/1999
 802672899      802672899   CHESSEBORO JAMES                     SC           48,750.00  13.500     8.500    75.0    03/10/2000
 802674499      802674499   WELCH ROSE                           SC          149,500.00  13.125     8.375    65.0    03/10/2000
 802678110      802678110   HOLMES LINDA FAYE                    NC           75,200.00  12.250     7.000    80.0    02/07/2000
 802681346      802681346   FRANCO HEIDY C                       NY          208,250.00  12.375     7.750    85.0    03/14/2000
 802686733      802686733   KASTNER LINDA                        PA           50,374.07  12.500     7.950    80.0    03/01/2000
 802701292      802701292   SAMPSON LORI M                       NC           77,350.00  11.375     6.750    85.0    02/08/2000
 802704361      802704361   LINDSTROM PI DEAN                    PA           57,703.88  10.500     6.100    75.0    03/16/2000
 802707331      802707331   JOYCE JEFFREY R                      VA           99,450.00  11.375     7.000    84.6    03/13/2000
 802707869      802707869   WHITE MICAH R                        MI           42,250.00  12.875     8.150    65.0    03/17/2000
 802709527      802709527   POMEROY DOROTHY ANN                  SC           39,983.59  13.500     8.500    80.0    01/19/2000
 802713602      802713602   PARRISH JOHN                         MD           61,883.85  13.375     8.125    85.9    12/20/1999
 802713693      802713693   RICE GREGORY                         NC           84,000.00  10.625     5.750    80.0    03/17/2000
 802714048      802714048   ZOCATELLI CELIA                      NJ           67,427.13  11.000     6.400    90.0    12/22/1999
 802717850      802717850   COBB JAMES N                         SC           53,384.00  11.750     6.000    71.1    02/10/2000
 802720599      802720599   PETERSON ROGER J                     OH          105,081.32  12.125     7.500    80.9    11/02/1999
 802722454      802722454   MARTIN CARY GAYLE                    VA           68,770.37  10.125     5.500    80.0    02/04/2000
 802729608      802729608   RYNIEWICZ JOHN A                     NJ          191,756.40  10.250     5.750    62.3    12/08/1999

  Orig            LSAMS         Paid              Hold    Tracking      Program      Rate         Companion
 Account        Accounts     thru Date  30 Day    Code    Identifier      Type       Flag         BD Balance
------------------------------------------------------------------------------------------------------------

GROUP 2:  ARM LOANS AVAILABLE FOR SALE

 801196460      801196460    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 801656836      801656836    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 801986647      801986647    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 801991993      801991993    03/01/2000    0     78 65 00  SUPER ARM       026        A              0.00
 802213694      802213694    02/01/2000    0     00 00 00  9155051         026        A              0.00
 802226688      802226688    02/01/2000    0     00 00 00  9155052         026        A              0.00
 802245910      802245910    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802252221      802252221    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802259119      802259119    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802266973      802266973    02/01/2000    0     78 00 00  SUPER ARM       033        A              0.00
 802278028      802278028    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802280750      802280750    02/01/2000    0     00 00 00  9155050         026        A              0.00
 802282442      802282442    02/01/2000    0     78 00 00  SUPER ARM       026        A              0.00
 802312157      802312157    02/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802329276      802329276    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802339317      802339317    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802361071      802361071    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802371047      802371047    02/01/2000    0     00 00 00  9155051         622        A              0.00
 802376285      802376285    02/01/2000    0     00 00 00  9155052         026        A              0.00
 802381152      802381152    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802390922      802390922    02/01/2000    1     00 00 00  9155052         630        A              0.00
 802408591      802408591    01/01/2000    0     00 00 00  9155051         026        A              0.00
 802409680      802409680    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802411686      802411686    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802435347      802435347    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802448613      802448613    02/01/2000    1     00 00 00  SUPER ARM       026        A              0.00
 802466508      802466508    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802468827      802468827    02/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802474403      802474403    04/01/2000    0     00 00 00  9155052         026        A              0.00
 802480111      802480111    02/01/2000    0     65 00 00  9155051         033        A              0.00
 802483149      802483149    02/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802487231      802487231    03/01/2000    0     65 00 00  9155051         026        A              0.00
 802517599      802517599    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802537019      802537019    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802539890      802539890    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802548644      802548644    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802556266      802556266    02/01/2000    0     00 00 00  SUPER ARM       622        A              0.00
 802565259      802565259    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802571802      802571802    01/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802573014      802573014    04/01/2000    0     00 00 00  9155052         026        A              0.00
 802578070      802578070    01/01/2000    0     00 00 00  9155051         026        A              0.00
 802580829      802580829    02/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802587881      802587881    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802595439      802595439    03/01/2000    0     00 65 00  9155051         026        A              0.00
 802604652      802604652    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802607218      802607218    03/01/2000    0     00 00 00  9155051         033        A              0.00
 802615005      802615005    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802622985      802622985    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802628560      802628560    03/01/2000    0     65 00 00  9155052         026        A              0.00
 802636696      802636696    01/01/2000    1     00 00 00  9155051         026        A              0.00
 802637595      802637595    02/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802639302      802639302    02/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802641704      802641704    04/01/2000    0     00 00 00  9155051         026        A              0.00
 802652750      802652750    03/01/2000    0     00 00 00  9155052         033        A              0.00
 802659151      802659151    02/01/2000    0     00 00 00  9155051         026        A              0.00
 802665182      802665182    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802668178      802668178    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802672899      802672899    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802674499      802674499    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802678110      802678110    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802681346      802681346    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802686733      802686733    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802701292      802701292    03/01/2000    0     65 00 00  9155051         026        A              0.00
 802704361      802704361    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802707331      802707331    04/01/2000    0     00 00 00  9155052         026        A              0.00
 802707869      802707869    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802709527      802709527    02/01/2000    0     00 00 00  9155050         026        A              0.00
 802713602      802713602    02/01/2000    1     00 00 00  SUPER ARM       033        A              0.00
 802713693      802713693    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802714048      802714048    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802717850      802717850    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802720599      802720599    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802722454      802722454    04/01/2000    0     00 00 00  9155051         033        A              0.00
 802729608      802729608    03/01/2000    0     00 00 00  SUPER ARM       622        A              0.00

                                ALLIANCE FUNDING
                        A division of Superior Bank FSB
  Prefunding Support Schedule - Loans Funded and Available for Sale to 2000-1

  Orig            LSAMS                                                      Current     Note
 Account        Accounts    Name                                State        Principal   Rate      Margin    LTV      AFCDate
-------------------------------------------------------------------------------------------------------------------------------
 802738021      802738021   ROBINSON VERONA                      NY          131,933.95  12.625     8.150    62.8    12/29/1999
 802738294      802738294   EVANS BERTHA LEE                     TX           36,038.07   9.375     7.000    80.0    01/12/2000
 802739409      802739409   MONT PAULA                           CA          130,184.71   9.000     4.875    80.0    12/14/1999
 802739417      802739417   SOLORIO GILDARDO                     CA           79,543.00  12.875     8.875    80.0    12/14/1999
 802750158      802750158   HATTON EARL                          OH           56,500.00  11.500     6.250    79.0    12/13/1999
 802750604      802750604   WILLIAMS LINDA                       SC           28,145.00  11.750     5.750    65.0    01/10/2000
 802752113      802752113   BLUM PATRICIA M                      PA           48,693.69   8.750     5.000    75.0    12/31/1999
 802755579      802755579   RYALS JAMES F                        NC          119,000.00  12.750     7.000    85.0    03/03/2000
 802760066      802760066   SHAFFSTALL GARY B                    CO           44,937.47  10.500     6.000    60.0    01/05/2000
 802760496      802760496   JOHNSON GLENDON                      NJ           54,386.46  12.625     8.450    80.0    03/15/2000
 802762567      802762567   CHAPMAN GERALD JERRY                 NC           76,500.00  11.125     6.000    85.0    02/22/2000
 802765735      802765735   DEATON CAROL A                       NC           45,900.00  11.875     6.375    85.0    02/16/2000
 802778225      802778225   CASON RALPH E                        AL           79,165.89  10.125     5.850    80.0    02/10/2000
 802780882      802780882   FOAT CHARLES                         PA           40,000.00  12.500     7.900    80.0    03/06/2000
 802782805      802782805   MASTERPAUL DONALD A JR               PA           80,835.43  10.500     6.250    89.9    12/15/1999
 802783639      802783639   SMITH DOLPHUS                        SC           37,600.00  11.625     7.000    80.0    02/14/2000
 802785535      802785535   KINARD TOMMY                         LA           39,208.06  12.125     7.875    85.0    12/13/1999
 802787127      802787127   HAWKINS CINQUETTA                    PA           46,900.00  12.125     7.250    80.8    02/07/2000
 802788547      802788547   HALL GARY N                          NM           61,179.34  11.250     7.000    85.0    01/12/2000
 802792937      802792937   ALLEN ALICIA                         SC           79,475.00  11.375     6.500    85.0    03/14/2000
 802794115      802794115   DUMONT CHRISTOPHE                    NY          287,013.17  11.750     7.500    90.0    12/17/1999
 802797126      802797126   MCCOY DEBORAH                        OH           64,777.00  11.000     6.750    90.0    03/10/2000
 802798850      802798850   KING DANIEL                          NC           38,400.00  13.500     8.250    75.0    02/07/2000
 802798876      802798876   TACKETT ALLEN                        NC           52,903.57  11.625     7.250    85.0    01/04/2000
 802799056      802799056   SHOUB JOSEPH L                       NC           17,423.73   9.625     4.500    80.0    02/08/2000
 802800821      802800821   FERGUSON DENNIS                      CT           81,213.68  13.125     8.625    62.9    01/04/2000
 802806232      802806232   WRIGHT SABRINA                       OH           25,992.13  11.750     6.750    57.7    02/22/2000
 802807156      802807156   MCGEE GERARD J                       ME           60,757.62  11.125     6.750    80.0    12/24/1999
 802817676      802817676   ZACHARY VAUGHTELL                    MI           67,484.12  12.875     8.650    75.0    02/29/2000
 802818013      802818013   LINDON EDGAR                         KY           37,470.03  13.625     9.375    66.9    01/13/2000
 802820027      802820027   MOSLEY ROBERT L                      NC           46,956.02  12.750     7.750    74.9    12/29/1999
 802821298      802821298   HARRIS CHARLES W                     SC           42,377.93  12.125     7.500    80.0    01/21/2000
 802823328      802823328   DALTON WILLIE L                      NC           59,894.74  13.375     8.125    75.0    01/21/2000
 802823427      802823427   BRYANT DAMIAN W                      IL           48,000.00  12.500     7.500    80.0    02/29/2000
 802825984      802825984   YEAGLE THOMAS L                      PA           58,301.36  11.500     7.150    79.8    03/23/2000
 802826107      802826107   OWEN ROBERT DALE                     IL           29,724.40  11.875     6.950    85.0    03/15/2000
 802828236      802828236   MEAD WILLIAM D                       GA           67,323.95  10.625     5.500    79.2    02/15/2000
 802831586      802831586   PIERCE JAMES                         GA           61,956.79  11.125     6.875    84.9    02/07/2000
 802836015      802836015   JONES MEDDIE L                       IL           64,950.95  12.625     8.150    65.0    01/04/2000
 802836668      802836668   MILLER PAMELA                        MD           37,431.91  13.250     9.000    80.0    01/20/2000
 802838896      802838896   SAUCIER ALMEDA L                     FL           82,500.00  12.750     8.250    75.0    03/06/2000
 802839134      802839134   LEWIS AYANA                          NC           46,400.00  13.000     8.000    80.0    03/08/2000
 802841452      802841452   MIZELLE RONALD                       GA           48,421.83  11.500     7.000    85.0    01/26/2000
 802844852      802844852   SCOTT SUSAN MARIE                    SC           44,780.53  13.250     8.250    80.0    02/08/2000
 802845164      802845164   SPITZMILLER ROGER A JR               MO           40,600.00  12.750     7.250    67.6    02/16/2000
 802850511      802850511   HOLLAND GLADYS                       KY           52,490.98  14.250    10.500    75.0    01/06/2000
 802852624      802852624   DABBS SAMUEL KEN                     NC           91,200.00  11.000     5.750    80.0    03/22/2000
 802853580      802853580   RYGIEWICZ MARNIE R                   MI          126,656.70  10.875     6.400    75.0    02/16/2000
 802855866      802855866   JIMERSON DWIGHT                      CA          141,100.00  11.250     6.625    85.0    12/28/1999
 802857805      802857805   CRAWFORD LEO R                       FL           49,762.00  12.500     8.000    75.3    02/07/2000
 802862573      802862573   SMITH JOHNNY H                       NC           75,200.00  13.000     7.250    80.0    03/14/2000
 802864942      802864942   YANCEY REGINA                        MI           42,250.00  12.000     7.250    65.0    03/08/2000
 802867416      802867416   HINSHAW DEBRA S                      NC           38,218.73  13.500     8.250    75.0    01/18/2000
 802870071      802870071   OXENDINE KENDRIA                     NC           44,250.00  13.500     8.500    75.0    03/20/2000
 802872648      802872648   JETER FREDERICK                      OH          102,816.21  11.375     6.750    85.0    01/14/2000
 802872747      802872747   CARTRETTE JEFFERY                    NC           17,364.11  14.000     9.500    70.0    01/07/2000
 802875427      802875427   GILCHRIST MAXINE                     NJ           82,800.00  11.625     7.150    90.0    03/06/2000
 802879395      802879395   KRISHER STEVEN H                     NY          229,364.30  11.875     7.200    85.0    03/09/2000
 802882779      802882779   GIBSON ROBERT GLENN                  NC           78,369.59  13.750     9.250    80.0    01/31/2000
 802888438      802888438   GRIFFIN FRANK                        MI           36,000.00  10.500     5.750    90.0    03/20/2000
 802889600      802889600   RIVERA VICTOR                        CT           82,479.47  12.625     7.350    75.0    01/12/2000
 802890756      802890756   MARTIN KATHY L                       OK           31,711.51  13.250     8.250    75.0    01/18/2000
 802893529      802893529   HOVAN MICHAEL                        NJ           20,800.00  12.375     7.500    80.0    03/06/2000
 802893545      802893545   SMALLS DAVID L                       SC           52,475.87  13.000     8.500    70.0    12/28/1999
 802895417      802895417   CHANCE RICHARD L                     IN           38,000.00  11.250     5.750    73.0    02/29/2000
 802898338      802898338   FELTON REUBIN                        NJ          148,500.00  11.875     7.325    90.0    03/16/2000
 802899419      802899419   ADAMS KENNETH DURWOOD                NC           67,500.00  12.500     7.000    75.0    03/22/2000
 802900886      802900886   CERISIER GUY                         NY          213,300.00  10.500     6.250    90.0    02/23/2000
 802900977      802900977   GEORGE FRANK                         CT          157,446.82  11.250     7.150    90.0    02/28/2000
 802901355      802901355   MILES TRISHA HILL                    NC           96,000.00  12.125     7.125    80.0    02/29/2000
 802902502      802902502   HARRIS MARILYN L                     TX           24,046.55  12.250     9.750    70.0    01/14/2000
 802904706      802904706   IBARRA ANTONIO H                     SC           60,000.00  13.000     8.000    75.0    03/10/2000
 802905232      802905232   RAYMOND MICHAEL                      NJ           61,750.00   9.250     5.300    44.1    02/23/2000
 802907378      802907378   COKER RANDALL KEITH                  AL           41,983.69  13.750     9.250    70.0    01/26/2000
 802907691      802907691   WHEELER STEPHEN                      MI           47,581.52  13.750     9.250    70.0    01/10/2000
 802908467      802908467   MOORE DOUGLAS L                      VA           76,717.24   9.500     5.000    85.0    03/13/2000
 802909655      802909655   EFFLER MARK                          NC           64,000.00  14.000     8.000    80.0    02/15/2000

  Orig            LSAMS         Paid              Hold    Tracking      Program      Rate         Companion
 Account        Accounts     thru Date  30 Day    Code    Identifier      Type       Flag         BD Balance
------------------------------------------------------------------------------------------------------------
 802738021      802738021    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802738294      802738294    04/01/2000    0     00 00 00  9155051         621        A              0.00
 802739409      802739409    03/01/2000    0     00 00 00  SUPER ARM       622        A              0.00
 802739417      802739417    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802750158      802750158    01/01/2000    0     00 00 00  9155051         026        A              0.00
 802750604      802750604    02/01/2000    0     00 00 00  9155051         026        A              0.00
 802752113      802752113    03/01/2000    0     00 00 00  9155051         033        A              0.00
 802755579      802755579    04/01/2000    0     00 00 00  9155052         026        A              0.00
 802760066      802760066    04/01/2000    0     00 00 00  9155051         026        A              0.00
 802760496      802760496    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802762567      802762567    03/01/2000    0     65 00 00  9155052         026        A              0.00
 802765735      802765735    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802778225      802778225    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802780882      802780882    02/01/2000    0     00 00 00  9155052         026        A              0.00
 802782805      802782805    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802783639      802783639    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802785535      802785535    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802787127      802787127    03/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 802788547      802788547    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802792937      802792937    04/01/2000    0     00 00 00  9155052         026        A              0.00
 802794115      802794115    01/01/2000    0     00 00 00  9155051         026        A              0.00
 802797126      802797126    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802798850      802798850    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802798876      802798876    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802799056      802799056    05/01/2000    0     00 65 00  9155051         622        A              0.00
 802800821      802800821    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802806232      802806232    03/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 802807156      802807156    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802817676      802817676    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802818013      802818013    03/01/2000    0     78 00 00  9155051         033        A              0.00
 802820027      802820027    03/01/2000    0     65 00 00  9155051         026        A              0.00
 802821298      802821298    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802823328      802823328    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802823427      802823427    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802825984      802825984    03/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 802826107      802826107    03/01/2000    0     00 00 00  9155052         033        A              0.00
 802828236      802828236    04/01/2000    0     00 00 00  9155051         026        A              0.00
 802831586      802831586    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802836015      802836015    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802836668      802836668    02/01/2000    0     00 00 00  9155051         033        A              0.00
 802838896      802838896    04/01/2000    0     65 00 00  9155052         026        A              0.00
 802839134      802839134    04/01/2000    0     00 00 00  9155052         026        A              0.00
 802841452      802841452    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802844852      802844852    05/01/2000    0     00 00 00  9155051         622        A              0.00
 802845164      802845164    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802850511      802850511    02/01/2000    0     00 00 00  9155050         026        A              0.00
 802852624      802852624    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802853580      802853580    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802855866      802855866    01/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802857805      802857805    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802862573      802862573    04/01/2000    0     00 00 00  9155052         026        A              0.00
 802864942      802864942    04/01/2000    0     00 00 00  9155052         026        A              0.00
 802867416      802867416    04/01/2000    0     00 00 00  9155051         026        A              0.00
 802870071      802870071    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802872648      802872648    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802872747      802872747    04/01/2000    0     00 00 00  9155051         622        A              0.00
 802875427      802875427    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802879395      802879395    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802882779      802882779    03/01/2000    0     63 00 00  9155050         026        A              0.00
 802888438      802888438    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802889600      802889600    02/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802890756      802890756    03/01/2000    0     65 00 00  9155051         033        A              0.00
 802893529      802893529    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802893545      802893545    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802895417      802895417    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802898338      802898338    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802899419      802899419    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802900886      802900886    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802900977      802900977    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802901355      802901355    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802902502      802902502    03/01/2000    0     00 00 00  9155051         623        A              0.00
 802904706      802904706    04/01/2000    0     00 00 00  9155052         033        A              0.00
 802905232      802905232    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802907378      802907378    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802907691      802907691    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802908467      802908467    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802909655      802909655    03/01/2000    0     00 65 00  9155051         026        A              0.00

                                ALLIANCE FUNDING
                        A division of Superior Bank FSB
  Prefunding Support Schedule - Loans Funded and Available for Sale to 2000-1

  Orig            LSAMS                                                      Current     Note
 Account        Accounts    Name                                State        Principal   Rate      Margin    LTV      AFCDate
--------------------------------------------------------------------------------------------------------------------------------
 802912451      802912451   BYRD KATHY L                         IN          155,447.32  11.375     6.500    85.0    03/15/2000
 802915371      802915371   GARCIA-MORAZ NORMA OBDULI            NC           72,750.00  13.500     8.500    75.0    03/09/2000
 802915967      802915967   REELS JOHN A                         NC           49,300.00  11.875     7.250    85.0    02/03/2000
 802916981      802916981   HENDERSON GEORGE E                   NC           87,779.00  11.625     6.750    85.0    03/20/2000
 802917492      802917492   BENTLEY MARGARET                     CT           47,429.95  13.375     8.550    65.0    01/06/2000
 802917575      802917575   KOWALSKI PAULA A                     PA          119,890.51   9.875     5.425    75.0    03/15/2000
 802920694      802920694   SANDERS KIMBERLY                     IN           64,570.30  13.000     7.250    85.0    03/03/2000
 802922377      802922377   FENNEKEN MARY ANN                    FL           59,950.78  12.250     7.500    63.8    01/18/2000
 802923730      802923730   RYAN MISTI                           AR           48,800.00  11.625     7.000    80.0    02/08/2000
 802932913      802932913   KIRK THOMAS L                        OH           50,975.20  12.750     8.000    75.0    03/13/2000
 802934554      802934554   WOODRUFF BRIAN A                     PA           58,461.81  11.375     6.900    90.0    03/23/2000
 802937490      802937490   BACON EVETTE D                       VA           74,250.00  11.750     6.750    90.0    02/24/2000
 802940106      802940106   MYERS VICKIE L                       SC           58,357.51  12.500     6.221    80.0    02/15/2000
 802944025      802944025   WHITE LATISHA K                      SC           63,750.00  11.750     7.250    73.2    02/08/2000
 802944058      802944058   CASAZZA JOANN                        NJ          163,200.00  13.000     7.775    85.0    03/13/2000
 802944322      802944322   WILLIAMS CARLOS E                    NC           83,300.00  11.625     7.250    85.0    02/09/2000
 802947085      802947085   WARD DARRYL S SR                     AL           51,191.45  14.375     9.800    80.0    03/03/2000
 802947655      802947655   JOHNSON BEATRICE                     MO           31,476.17  10.750     5.500    75.0    02/01/2000
 802947929      802947929   THOMAS BARBARA                       IL           88,000.00  12.625     7.750    80.0    03/20/2000
 802948141      802948141   BUNDT WALTER                         SC           66,750.00  12.500     8.000    75.0    02/04/2000
 802950451      802950451   HATCHETT CHARLENE                    OH           67,500.00  11.000     6.250    90.0    03/06/2000
 802950477      802950477   REITSMA MELISSA L                    IN           46,469.30  11.375     5.875    75.0    02/28/2000
 802951418      802951418   FLORES MARIO                         TX           32,062.55  11.875     7.250    80.0    01/12/2000
 802951913      802951913   TATE LARRY O                         OH           43,550.00  12.250     6.750    65.0    03/15/2000
 802953315      802953315   CRAIG THOMAS J                       PA           62,010.00  10.750     5.975    90.0    03/06/2000
 802955088      802955088   PARHAM JAMES L                       NC           77,350.00  12.250     7.650    85.0    03/08/2000
 802956763      802956763   OATES JOAN P                         NC           58,772.00  13.500     9.000    75.0    02/07/2000
 802957373      802957373   NOONAN CHARLES                       NY          198,000.00  12.250     7.350    90.0    03/08/2000
 802957423      802957423   JOHNSON JEFFREY                      MI           95,959.46  13.375     8.900    80.0    01/12/2000
 802957811      802957811   KARIKO FADIA                         MI          266,050.00  10.250     6.275    85.0    03/14/2000
 802958090      802958090   WILLIAMS MARK T                      WV           78,000.00  12.250     7.750    80.0    02/28/2000
 802959783      802959783   DANIELS STEPHEN R                    DE          121,450.33  10.375     6.300    85.0    03/22/2000
 802960443      802960443   MITCHELL J W                         GA           69,578.95  11.750     6.500    80.0    02/11/2000
 802962977      802962977   SLYFIELD THOMAS H                    MI           58,100.00  11.250     6.650    74.9    03/14/2000
 802963546      802963546   TAYLOR DIANA                         SC           47,945.14  11.625     7.000    80.0    01/14/2000
 802964403      802964403   JOHNSON KARI S                       CO           53,229.93  13.875     8.625    75.0    01/06/2000
 802964809      802964809   ABDALLA MARY A                       WV          150,450.00  10.875     6.150    85.0    03/13/2000
 802965822      802965822   LOUIS BRENDA G                       NC           74,233.02  13.000     8.500    75.0    02/11/2000
 802966648      802966648   DRAYTON LAKITA                       NC           57,375.00  11.625     6.750    75.0    02/08/2000
 802967604      802967604   MONROE RONALD M                      MI           54,600.00  12.375     7.650    65.0    03/09/2000
 802970681      802970681   PULLIAM WILLIAM                      NC          128,000.00  12.250     7.250    80.0    03/08/2000
 802971804      802971804   BROUSSARD WADE ANTHONY               LA           46,750.00  11.000     6.500    85.0    02/02/2000
 802973172      802973172   JENKINS ANGELA                       SC           59,980.00  12.000     6.750    75.0    02/16/2000
 802974345      802974345   SEABOLT GARY W                       IN           63,720.69  13.000     7.250    85.0    03/08/2000
 802976530      802976530   LUNA RAMIRO                          NY          265,000.00  10.750     6.250    89.8    03/10/2000
 802978213      802978213   COOPER BERNICE                       NJ          127,500.00  11.500     6.700    85.0    03/06/2000
 802978767      802978767   WILSON JANNA L                       MI          100,000.00  13.625     9.150    74.0    03/08/2000
 802980235      802980235   BANKS JOYCE A                        IN           60,450.00  12.625     7.125    65.0    03/03/2000
 802980466      802980466   LOWERY DONALD DWAYNE                 NC          101,583.00  10.375     5.500    88.7    02/08/2000
 802980573      802980573   DONLEN MELISSA A                     PA           32,396.00  12.875     8.400    80.9    03/09/2000
 802980995      802980995   THOMPSON LEROY                       GA           57,715.00  11.875     7.000    85.0    02/29/2000
 802981225      802981225   LUNN CURTIS                          MD           20,000.00  11.625     6.375    49.7    02/15/2000
 802981688      802981688   HOWARD LAVERNE                       NJ           98,856.08  12.750     7.550    85.9    01/31/2000
 802984328      802984328   ALEXANDER GA VIRGIL JR               FL           82,400.00  11.750     7.250    75.9    02/08/2000
 802987321      802987321   SPIRES HATTIE M                      IL          165,750.00  13.500     8.250    85.0    03/06/2000
 802988279      802988279   CAMPBELL MABLE                       NC           61,480.00  11.375     6.750    80.0    03/07/2000
 802989970      802989970   WALKER DIANA                         NC           73,600.00  13.000     7.250    80.0    03/10/2000
 802990325      802990325   ANDERSON JANICE M                    GA           54,400.00  12.750     8.125    85.0    02/15/2000
 802991760      802991760   FANNING JEFFREY ALAN                 CA          168,696.00  10.375     6.125    90.0    03/08/2000
 802992719      802992719   COOPER DUANE J JR                    PA           31,963.42  11.625     7.050    80.0    01/26/2000
 802992768      802992768   JOHNSON JANICE                       GA           68,850.00  11.375     6.500    85.0    03/08/2000
 802992842      802992842   PERKINS LOUIE                        SC           73,200.00  10.625     5.375    80.0    03/03/2000
 802993048      802993048   HILL RICHARD R                       OH           64,000.00  12.250     6.750    64.6    03/13/2000
 802993451      802993451   HARNISH TODD A                       PA           86,250.00  13.000     8.000    75.0    03/13/2000
 802994293      802994293   TOMA YUSRA                           MI          155,954.11  11.875     6.650    80.0    02/10/2000
 802995738      802995738   HENDRY ROBERT L                      FL           62,400.00  11.375     5.750    80.0    03/08/2000
 802995860      802995860   COLLINS NATHAN L                     WY           74,746.41  11.000     6.500    85.0    01/24/2000
 802996926      802996926   RAMIREZ-PERE ARMANDO                 FL           68,800.00  10.375     5.750    80.0    02/25/2000
 802998427      802998427   FREDERICK BRENDA                     MI           45,600.00  12.500     7.650    80.0    02/25/2000
 802998534      802998534   GARCIA SLY                           FL          127,500.00  11.750     6.500    85.0    03/03/2000
 802999086      802999086   ROSS GLYNDA F                        MI           48,435.74  11.875     7.250    85.0    02/16/2000
 802999425      802999425   REILLY CASSANDRA                     NJ           78,500.00  12.250     6.525    61.3    03/16/2000
 803000041      803000041   SILVA LORI A                         MI          136,000.00  13.125     7.900    85.0    02/23/2000
 803000900      803000900   DANIELS AMY L                        FL           54,750.00  13.500     8.500    75.0    03/14/2000
 803001882      803001882   NEESE ZELDA                          OH           30,550.00  11.500     6.750    65.0    02/16/2000
 803002153      803002153   WHEELER ANTHONY Q                    SC           82,400.00  12.250     7.000    80.0    02/23/2000
 803002773      803002773   GREGORY CHIQUITA                     MI          139,410.40  11.500     7.030    90.0    03/13/2000

  Orig            LSAMS         Paid              Hold    Tracking      Program      Rate         Companion
 Account        Accounts     thru Date  30 Day    Code    Identifier      Type       Flag         BD Balance
------------------------------------------------------------------------------------------------------------
 802912451      802912451    06/01/2000    0     00 00 00  9155052         633        A              0.00
 802915371      802915371    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802915967      802915967    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802916981      802916981    04/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 802917492      802917492    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802917575      802917575    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802920694      802920694    06/01/2000    0     00 00 00  9155052         622        A              0.00
 802922377      802922377    04/01/2000    0     00 00 00  9155052         628        A              0.00
 802923730      802923730    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802932913      802932913    06/01/2000    0     00 00 00  9155052         622        A              0.00
 802934554      802934554    03/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 802937490      802937490    03/01/2000    0     65 00 00  9155052         026        A              0.00
 802940106      802940106    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802944025      802944025    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802944058      802944058    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802944322      802944322    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802947085      802947085    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802947655      802947655    05/01/2000    0     00 00 00  SUPER ARM       622        A              0.00
 802947929      802947929    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802948141      802948141    03/01/2000    0     65 00 00  9155051         026        A              0.00
 802950451      802950451    04/01/2000    0     00 00 00  9155052         026        A              0.00
 802950477      802950477    05/01/2000    0     00 00 00  9155052         622        A              0.00
 802951418      802951418    03/01/2000    0     00 00 00  9155051         033        A              0.00
 802951913      802951913    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802953315      802953315    04/01/2000    0     00 00 00  9155052         033        A              0.00
 802955088      802955088    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802956763      802956763    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802957373      802957373    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802957423      802957423    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802957811      802957811    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802958090      802958090    03/01/2000    0     00 00 00  9155052         033        A              0.00
 802959783      802959783    04/01/2000    0     00 00 00  SUPER ARM       633        A              0.00
 802960443      802960443    04/01/2000    0     00 00 00  9155051         026        A              0.00
 802962977      802962977    03/01/2000    0     00 00 00  SUPER ARM       628        A              0.00
 802963546      802963546    04/01/2000    0     00 00 00  9155051         026        A              0.00
 802964403      802964403    03/01/2000    0     00 00 00  9155051         033        A              0.00
 802964809      802964809    03/01/2000    0     00 00 00  9155052         033        A              0.00
 802965822      802965822    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802966648      802966648    03/01/2000    0     00 65 00  9155051         026        A              0.00
 802967604      802967604    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802970681      802970681    04/01/2000    0     00 00 00  9155052         026        A              0.00
 802971804      802971804    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802973172      802973172    04/01/2000    0     00 00 00  9155051         026        A              0.00
 802974345      802974345    06/01/2000    0     00 00 00  9155052         622        A              0.00
 802976530      802976530    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802978213      802978213    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802978767      802978767    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802980235      802980235    04/01/2000    0     00 00 00  9155052         026        A              0.00
 802980466      802980466    03/01/2000    0     00 00 00  9155051         026        A              0.00
 802980573      802980573    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802980995      802980995    03/01/2000    0     65 00 00  9155052         026        A              0.00
 802981225      802981225    03/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 802981688      802981688    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802984328      802984328    03/01/2000    0     00 00 00  9155051         033        A              0.00
 802987321      802987321    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802988279      802988279    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 802989970      802989970    04/01/2000    0     00 00 00  9155052         026        A              0.00
 802990325      802990325    02/01/2000    0     65 00 00  9155052         026        A              0.00
 802991760      802991760    04/01/2000    0     00 00 00  9155052         026        A              0.00
 802992719      802992719    04/01/2000    0     00 00 00  9155051         033        A              0.00
 802992768      802992768    04/01/2000    0     00 00 00  9155052         026        A              0.00
 802992842      802992842    04/01/2000    0     00 00 00  9155052         026        A              0.00
 802993048      802993048    04/01/2000    0     00 00 00  9155052         026        A              0.00
 802993451      802993451    04/01/2000    0     00 00 00  9155052         026        A              0.00
 802994293      802994293    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802995738      802995738    04/01/2000    0     00 00 00  9155052         026        A              0.00
 802995860      802995860    04/01/2000    0     00 00 00  9155051         026        A              0.00
 802996926      802996926    03/01/2000    0     65 00 00  9155052         026        A              0.00
 802998427      802998427    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802998534      802998534    03/01/2000    0     00 00 00  9155052         026        A              0.00
 802999086      802999086    04/01/2000    0     00 00 00  SUPER CANC      033        A              0.00
 802999425      802999425    03/01/2000    0     00 00 00  9155052         026        A              0.00
 803000041      803000041    03/01/2000    0     00 00 00  9155052         026        A              0.00
 803000900      803000900    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803001882      803001882    03/01/2000    0     00 00 00  9155052         033        A              0.00
 803002153      803002153    03/01/2000    0     65 00 00  9155052         026        A              0.00
 803002773      803002773    04/01/2000    0     00 00 00  9155052         026        A              0.00

                                ALLIANCE FUNDING
                        A division of Superior Bank FSB
  Prefunding Support Schedule - Loans Funded and Available for Sale to 2000-1

  Orig            LSAMS                                                      Current     Note
 Account        Accounts    Name                                State        Principal   Rate      Margin    LTV      AFCDate
-------------------------------------------------------------------------------------------------------------------------------
 803003045      803003045   DAVIS REBECCA F                      NC           73,600.00  12.250     7.000    80.0    03/15/2000
 803003102      803003102   WILLIAMS CLAUDE                      MI           62,974.28  10.375     5.900    78.7    03/03/2000
 803005180      803005180   JONES ROGER M                        SC           51,727.71  10.125     5.500    75.0    02/18/2000
 803005693      803005693   UNGER BONITA                         MI           49,440.90  10.750     6.650    59.6    02/09/2000
 803005941      803005941   DUCK WILLIAM E                       FL           64,200.00  10.500     5.250    72.1    02/14/2000
 803006923      803006923   BARRETT MICHAEL                      IL           34,000.00  13.125     7.900    85.0    03/15/2000
 803007459      803007459   DRASHER ROBERT                       PA           27,600.00  12.000     7.250    80.0    02/29/2000
 803008374      803008374   ALLEN MARVIN                         PA           49,636.36   9.875     5.300    85.9    03/15/2000
 803010610      803010610   HARRIS JAMES C                       NY          217,445.88  12.625     8.400    75.0    03/07/2000
 803011063      803011063   DENNIS BENJAMIN                      GA           42,780.52  12.875     7.625    80.0    02/14/2000
 803012103      803012103   BLANCHARD RAYMOND W JR               MI          250,000.00  11.875     6.650    71.4    03/22/2000
 803012418      803012418   FLORES EFRAIN                        AZ           25,481.86  11.750     7.000    75.0    02/04/2000
 803012541      803012541   SMITH BRIAN M                        RI           78,344.08  12.875     8.000    80.0    03/15/2000
 803014166      803014166   GADDIST MARY A                       NY          207,000.00  12.000     7.500    90.0    03/03/2000
 803014612      803014612   IVORY NELLETT                        MI           85,470.34  11.125     6.580    90.0    02/24/2000
 803016666      803016666   FULLER LARRY                         AR           81,900.00  10.750     6.250    89.0    03/08/2000
 803016799      803016799   PELLERITO PAUL                       MI          100,300.00  13.125     7.900    85.0    03/14/2000
 803017284      803017284   THOMAS KEITH                         NC           96,300.00   9.500     4.750    80.9    03/20/2000
 803017482      803017482   DEL VILLAR RICARDO A                 PA          106,800.00   9.000     4.500    84.9    02/28/2000
 803017649      803017649   KISHBAUGH STEVEN                     PA           80,800.00  10.500     5.950    80.0    03/13/2000
 803019082      803019082   ARRONA MACIA REYNALDO                TX           29,739.68  11.125     6.250    85.0    01/26/2000
 803020114      803020114   PADILLA EDITH                        MI          111,976.47  13.375     8.900    80.0    01/28/2000
 803020981      803020981   PARNELL BEVERLY                      MI           87,483.79  10.750     6.000    85.0    01/19/2000
 803021195      803021195   ROGERS DAVID L II                    IN           71,010.00  11.625     7.150    90.0    03/21/2000
 803021492      803021492   MOORE CHERYL WRIGHT                  GA           61,200.00   9.000     4.500    85.0    02/25/2000
 803021716      803021716   CLEMONS NEWMAN D                     SC           55,650.00  12.500     6.750    77.9    03/20/2000
 803022672      803022672   NIELSEN JOANNA                       MI           57,560.92  11.250     6.625    80.0    02/07/2000
 803023191      803023191   RIPPEL DONNA L                       FL           60,300.00  11.250     6.750    90.0    02/07/2000
 803024132      803024132   KING RONALD L                        FL           65,648.00  13.000     8.500    75.0    03/03/2000
 803024470      803024470   HOLLIS JERRY                         GA          106,200.00  10.750     6.250    90.0    02/28/2000
 803027531      803027531   CSOMOS STEVEN                        PA           85,500.00  10.750     5.850    90.0    03/16/2000
 803027655      803027655   MCKENZIE MICHAEL L                   SC           71,600.00  11.375     6.875    75.3    03/10/2000
 803027671      803027671   CSOMOS STEVEN                        PA           44,000.00  10.375     5.450    73.3    03/07/2000
 803029347      803029347   GARNETT AARON                        PA           33,300.00  10.500     6.250    90.0    03/07/2000
 803029719      803029719   MORALES EFRAIN                       FL           67,600.00  13.750     9.250    80.0    02/28/2000
 803030865      803030865   WILLIAMS REGINA                      PA           24,000.00  12.000     6.750    77.4    03/21/2000
 803031053      803031053   JEAN-BAPTIST WILMA                   NY          148,500.00  10.750     6.250    90.0    02/29/2000
 803031897      803031897   MARSHALL LATONYA                     IN           32,800.00  11.500     7.250    80.0    03/21/2000
 803032267      803032267   STEINBRUGGE THOMAS E                 AR           52,275.00  11.000     6.500    85.0    02/09/2000
 803032820      803032820   RICHARDSON RUTH                      OH           57,750.00  10.250     5.000    75.0    03/01/2000
 803034073      803034073   JOSENHANS ERIC A                     MD           86,700.00  12.125     7.650    85.0    02/14/2000
 803034339      803034339   MILLER BRIAN E                       MO           27,000.00  12.750     7.500    75.0    02/09/2000
 803034461      803034461   KOSCEVIC SCOT W                      PA           86,450.00  11.750     7.000    65.0    03/14/2000
 803034867      803034867   BENNETT JOHN J                       CT          120,000.00  10.625     5.950    18.4    02/23/2000
 803037019      803037019   MOORING REX A JR                     NC           79,560.00  11.875     7.250    85.0    03/07/2000
 803038710      803038710   CASTILLO JOSE                        NJ          223,200.00  11.625     7.150    90.0    03/22/2000
 803039387      803039387   BESSETTE RON                         CT           62,800.00  12.625     8.400    80.0    03/15/2000
 803041235      803041235   GRULLON MARTINA P                    MA          198,000.00  11.750     7.100    84.9    03/03/2000
 803041672      803041672   RIVERA JOSE                          PA           22,400.00   9.750     5.250    89.9    03/14/2000
 803042118      803042118   HICKS WILLIAM D                      NH          178,500.00  13.125     7.875    85.0    03/06/2000
 803042266      803042266   WILLIAMS ANTHONY L                   SC           59,984.65  12.500     8.000    75.0    02/14/2000
 803042340      803042340   ETHEREDGE SHANNON                    SC           53,250.00  13.500     9.000    75.0    02/08/2000
 803042852      803042852   BARRETT ANDRE L                      VA           57,600.00   9.875     5.250    80.0    03/07/2000
 803043165      803043165   ANGELUCCI THOMAS                     NJ           77,600.00  11.625     7.150    80.0    02/15/2000
 803043439      803043439   MATHIS EDNA                          SC           88,598.00  10.875     6.250    85.0    02/04/2000
 803043835      803043835   CIESLINSKI GARY                      MI           36,391.44  12.875     8.150    65.0    02/03/2000
 803045541      803045541   LAWRENCE JANET S                     MI          133,000.00  10.000     5.700    61.8    02/17/2000
 803045780      803045780   CUNNINGHAM EDGAR H III               OH           78,200.00  12.250     7.000    85.0    03/08/2000
 803046218      803046218   LOCKHART GERALDINE B                 PA          480,000.00  12.625     7.875    80.0    03/07/2000
 803047703      803047703   JOHNSON VERONICA                     MI           26,650.00  12.875     8.150    65.0    03/03/2000
 803048370      803048370   GRANADA SULIMA                       NY          139,500.00   9.875     5.000    90.0    02/28/2000
 803048693      803048693   DIETRICH FRANK                       FL           77,850.00  11.000     6.500    90.0    02/14/2000
 803049709      803049709   BOSHELA PAMELA J                     WI           68,000.00  11.375     6.750    85.0    03/09/2000
 803050343      803050343   FARLEY AMY L                         NH          166,500.00  11.250     7.250    89.0    02/25/2000
 803051077      803051077   SKAGGS PHILLIP E JR                  OH           20,000.00  12.375     7.875    80.0    02/26/2000
 803052034      803052034   ANDERSON LESTER                      NJ           74,800.00  12.250     7.475    85.9    03/15/2000
 803052281      803052281   FULLER MARVIN                        SC           76,500.00  11.875     7.250    85.0    03/14/2000
 803053073      803053073   SHIER MARY ALICE                     MI           33,800.00  11.500     6.750    65.0    03/06/2000
 803054030      803054030   HUNT JOAN                            NY          272,000.00  12.500     8.000    80.0    03/03/2000
 803054410      803054410   THOMAS PAUL                          IL          116,743.18  12.750     8.250    80.0    03/22/2000
 803054683      803054683   GREEN JUDY                           MI           56,270.00  11.000     6.500    85.0    02/07/2000
 803055292      803055292   YBARRA DOUGLAS                       MI           59,960.39  11.375     6.750    84.5    02/18/2000
 803055763      803055763   BRANTLEY CINDY E                     GA           47,625.00  11.250     6.000    73.2    03/21/2000
 803056316      803056316   LEONARD ROBERT                       PA           40,800.00  12.250     7.000    85.0    03/08/2000
 803056571      803056571   SWIDAN RAIED                         MI           29,490.57  11.500     6.775    74.6    03/03/2000
 803057074      803057074   HOSSAIN MOHAMMED A                   NY          208,800.00  10.000     5.500    90.0    03/03/2000
 803057686      803057686   GIBSON AMY J                         PA           48,000.00   9.500     5.000    81.3    03/07/2000

  Orig            LSAMS        Paid              Hold    Tracking      Program      Rate         Companion
 Account        Accounts    thru Date  30 Day    Code    Identifier      Type       Flag         BD Balance
-----------------------------------------------------------------------------------------------------------
 803003045      803003045   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803003102      803003102   04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803005180      803005180   04/01/2000    0     00 00 00  9155052         033        A              0.00
 803005693      803005693   03/01/2000    0     00 00 00  9155051         026        A              0.00
 803005941      803005941   03/01/2000    0     00 00 00  9155051         026        A              0.00
 803006923      803006923   03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803007459      803007459   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803008374      803008374   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803010610      803010610   04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803011063      803011063   03/01/2000    0     00 00 00  9155051         026        A              0.00
 803012103      803012103   04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803012418      803012418   04/01/2000    0     00 00 00  9155051         026        A              0.00
 803012541      803012541   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803014166      803014166   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803014612      803014612   03/01/2000    0     65 00 00  9155052         026        A              0.00
 803016666      803016666   04/01/2000    0     00 00 00  9155052         033        A              0.00
 803016799      803016799   03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803017284      803017284   04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803017482      803017482   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803017649      803017649   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803019082      803019082   03/01/2000    0     00 00 00  9155051         026        A              0.00
 803020114      803020114   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803020981      803020981   04/01/2000    0     00 00 00  SUPER ARM       622        A              0.00
 803021195      803021195   04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803021492      803021492   03/01/2000    0     65 00 00  9155052         026        A              0.00
 803021716      803021716   04/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 803022672      803022672   05/01/2000    0     00 00 00  9155051         622        A              0.00
 803023191      803023191   03/01/2000    0     00 00 00  9155051         026        A              0.00
 803024132      803024132   04/01/2000    0     65 00 00  9155052         026        A              0.00
 803024470      803024470   03/01/2000    0     65 00 00  9155052         026        A              0.00
 803027531      803027531   03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803027655      803027655   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803027671      803027671   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803029347      803029347   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803029719      803029719   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803030865      803030865   04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803031053      803031053   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803031897      803031897   04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803032267      803032267   03/01/2000    0     00 00 00  9155051         026        A              0.00
 803032820      803032820   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803034073      803034073   02/01/2000    0     00 00 00  9155052         026        A              0.00
 803034339      803034339   03/01/2000    0     00 00 00  9155051         026        A              0.00
 803034461      803034461   04/01/2000    0     00 00 00  9155052         033        A              0.00
 803034867      803034867   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803037019      803037019   04/01/2000    0     65 00 00  9155052         026        A              0.00
 803038710      803038710   03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803039387      803039387   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803041235      803041235   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803041672      803041672   04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803042118      803042118   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803042266      803042266   04/01/2000    0     00 65 00  9155051         026        A              0.00
 803042340      803042340   03/01/2000    0     00 00 00  9155051         026        A              0.00
 803042852      803042852   04/01/2000    0     00 00 00  9155052         033        A              0.00
 803043165      803043165   02/01/2000    0     00 00 00  9155052         026        A              0.00
 803043439      803043439   03/01/2000    0     00 00 00  9155051         026        A              0.00
 803043835      803043835   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803045541      803045541   03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803045780      803045780   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803046218      803046218   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803047703      803047703   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803048370      803048370   03/01/2000    0     00 00 00  9155052         033        A              0.00
 803048693      803048693   03/01/2000    0     65 00 00  9155052         033        A              0.00
 803049709      803049709   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803050343      803050343   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803051077      803051077   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803052034      803052034   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803052281      803052281   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803053073      803053073   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803054030      803054030   03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803054410      803054410   06/01/2000    0     00 00 00  SUPER ARM       622        A              0.00
 803054683      803054683   03/01/2000    0     00 00 00  9155051         026        A              0.00
 803055292      803055292   05/01/2000    0     00 00 00  9155052         622        A              0.00
 803055763      803055763   03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803056316      803056316   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803056571      803056571   03/01/2000    0     00 00 00  9155052         628        A              0.00
 803057074      803057074   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803057686      803057686   04/01/2000    0     00 00 00  9155052         026        A              0.00

                                ALLIANCE FUNDING
                        A division of Superior Bank FSB
  Prefunding Support Schedule - Loans Funded and Available for Sale to 2000-1

  Orig            LSAMS                                                      Current     Note
 Account        Accounts    Name                                State        Principal   Rate      Margin    LTV      AFCDate
-------------------------------------------------------------------------------------------------------------------------------
 803058643      803058643   SEAMAN RICHARD S                     MI           71,960.82  12.250     8.000    80.0    02/08/2000
 803060854      803060854   ROBERTS MITCH                        TN           36,000.00  10.875     5.750    80.0    02/07/2000
 803061076      803061076   DAVIS ERVIN                          SC           64,939.11   9.750     5.500    77.3    02/29/2000
 803061894      803061894   FARRIS JAMES L                       SC           84,997.00  12.500     7.250    80.9    03/08/2000
 803062157      803062157   SMITH HAROLD M                       MA          152,967.87  13.375     8.100    85.9    03/14/2000
 803062215      803062215   BARLOW THERESA K                     MI          145,350.00  13.125     7.900    85.0    03/02/2000
 803062470      803062470   WALK THOMAS R                        PA           58,800.00  11.250     5.750    80.0    03/06/2000
 803062496      803062496   SEILER LINDA                         FL           92,000.00  12.250     7.750    80.0    03/14/2000
 803062595      803062595   PEREZ RAMON                          NY          180,000.00   9.875     5.000    90.0    02/28/2000
 803063510      803063510   MAYO GEORGE WILLIAM                  GA           96,000.00  12.250     7.000    80.0    03/22/2000
 803064005      803064005   BROWN TONY                           NJ           56,000.00  12.875     8.000    77.7    03/07/2000
 803064641      803064641   COLEY NATHANIEL J SR                 FL          103,910.02  10.125     5.750    80.0    02/29/2000
 803064781      803064781   HENRY MARJORIE                       MI          115,900.00  12.125     7.530    83.9    03/10/2000
 803064971      803064971   CULLEN JOHN T                        PA           56,000.00   8.875     4.875    80.0    03/13/2000
 803065150      803065150   HIXON THOMAS R                       ME           60,000.00  12.500     8.000    80.0    02/29/2000
 803067032      803067032   MCKISSIC BERNICE                     NJ           46,000.00  10.625     6.000    63.0    03/09/2000
 803067222      803067222   RAMIREZ VIRGINIA                     CO           72,250.00  12.000     6.750    85.0    02/29/2000
 803067867      803067867   HEDGEBETH MILTON                     NC           71,200.00  12.750     8.000    80.0    02/28/2000
 803068600      803068600   HOOD REGINALD L                      OH           18,200.00  11.250     6.500    70.0    02/24/2000
 803068675      803068675   WASHINGTON KEITH L                   MO           62,100.00  10.625     6.100    90.0    03/21/2000
 803068840      803068840   FORNEY ALVIN DEAN                    NC           85,850.00  11.375     6.750    85.0    02/14/2000
 803069194      803069194   DAVIS JOHN H                         MI           97,750.00  11.750     7.150    85.0    02/29/2000
 803069673      803069673   BRADLEY SHEILA                       SC           47,600.00  11.000     6.000    85.0    02/25/2000
 803070804      803070804   ESTES RANDY L                        MO           68,000.00  10.875     6.750    85.0    03/20/2000
 803071455      803071455   CURRY HAROLD W                       OH           52,000.00  12.500     8.000    80.0    03/07/2000
 803071869      803071869   WALSH KENNETH                        GA           80,800.00  12.000     6.750    80.3    02/07/2000
 803072412      803072412   SKEES MELODY                         IN           41,814.75  10.250     5.750    90.0    03/20/2000
 803072933      803072933   HEANANEZ LOP OSCAR                   NC           53,107.55  11.375     6.750    85.0    02/15/2000
 803073840      803073840   STAGE REBECCA J                      OH           47,985.00  12.625     7.125    80.0    02/23/2000
 803073931      803073931   RANDOLPH RICHARD M                   NC           64,000.00  12.250     7.000    80.0    03/06/2000
 803074350      803074350   DAVIS VICKIE S                       KY           45,000.00  14.250     9.250    75.0    03/15/2000
 803074541      803074541   LEUTHY KAREN                         PA           40,000.00  12.500     7.750    80.0    02/25/2000
 803075969      803075969   MENSER DENYELLE L                    MI           63,750.00  11.875     6.650    75.0    03/09/2000
 803076645      803076645   SWANZEY THOMAS                       NJ          187,800.00  12.125     8.000    80.9    03/07/2000
 803078054      803078054   GOTTOBED DEBORAH                     NY           59,200.00  11.750     6.500    80.0    02/07/2000
 803079169      803079169   GRANBERRY JAMES                      MI           37,400.00  11.750     7.650    85.0    03/10/2000
 803079524      803079524   ROSNER MARK W                        IL          221,000.00  11.875     7.150    65.0    03/06/2000
 803079888      803079888   SORISHO RHONIA                       MI          145,350.00  11.750     7.280    85.0    03/02/2000
 803080027      803080027   YOSEVITZ EDWARD                      NY          140,400.00  10.375     5.500    90.0    03/21/2000
 803082353      803082353   PEEPLES CHARLES E SR                 SC           70,289.00   9.750     5.125    85.0    03/17/2000
 803082957      803082957   BEATY WILHELMENI B                   SC           36,400.00  11.250     6.500    65.0    03/13/2000
 803082965      803082965   THARBS DARWIN                        IN           41,650.00  12.125     6.875    85.0    02/29/2000
 803083781      803083781   THOMPSON ELIZABETH                   NC           73,800.00  10.125     5.500    75.0    03/06/2000
 803084383      803084383   HANKERSON ALCENO                     GA           67,500.00  10.000     5.500    90.0    03/03/2000
 803084698      803084698   LOY JAMES                            AR           84,600.00  11.250     6.750    90.0    03/06/2000
 803085000      803085000   ROGERS BETTY                         NM           30,600.00  10.750     6.250    90.0    03/16/2000
 803085356      803085356   LOWERY DANNY                         MI           24,000.00  12.500     8.000    80.0    03/03/2000
 803085869      803085869   MAREADY EARNEST R                    GA           63,650.00  11.125     6.500    84.9    02/09/2000
 803086057      803086057   KITCHENS STACY                       GA           59,200.00  11.750     6.500    78.9    02/11/2000
 803086511      803086511   BOWEN RICHARD C                      KY           44,383.73  10.875     6.000    80.0    03/09/2000
 803086651      803086651   PITTS BRANDY N                       GA           80,000.00  12.000     7.500    80.0    02/18/2000
 803087113      803087113   JAYE GERALD                          OH           99,948.55  12.500     8.000    80.0    02/24/2000
 803087675      803087675   FOLMAR JUDITH M                      PA           51,805.00  11.875     7.125    65.0    03/06/2000
 803088780      803088780   BORNMAN TINA R                       IN           97,699.72  12.500     7.250    85.0    03/20/2000
 803088939      803088939   JONES JIMMY W                        MD           47,600.00  11.750     6.550    85.0    03/06/2000
 803089259      803089259   REMPEL BRIAN R                       CT          118,400.00  12.500     8.000    80.0    02/29/2000
 803091859      803091859   DAVIS DENICE                         MI          499,999.00  10.750     5.950    59.5    02/29/2000
 803091941      803091941   WHITE ELIJAH                         GA           57,600.00  12.875     7.625    80.0    03/22/2000
 803092295      803092295   SKELTON ERNEST E SR                  FL           66,900.00   9.250     4.750    76.0    02/28/2000
 803093343      803093343   BENJAMIN ETHEL H                     WA           73,500.00  11.000     6.375    84.9    03/15/2000
 803093525      803093525   KNIGHT ROBERT W                      FL           76,500.00  10.625     6.000    85.0    03/20/2000
 803093756      803093756   JETT SAMUEL JR                       SC           72,375.00  11.500     6.250    76.1    03/09/2000
 803094143      803094143   BEITZEL MARK A                       OH           46,800.00  11.500     6.750    65.0    03/10/2000
 803094325      803094325   ALEXIS CLARA J                       FL           41,600.00  13.500     8.750    80.0    02/23/2000
 803094424      803094424   POKOJ JON                            MI           69,000.00  10.500     5.900    69.6    03/08/2000
 803094440      803094440   HOUSTON LAROY                        MO           34,800.00  13.250     8.000    84.8    03/22/2000
 803095447      803095447   MOYLAN STEPHAN                       NJ          120,675.00  12.500     8.070    80.9    03/20/2000
 803095488      803095488   HAYES GLADYS M                       IL           78,950.00  11.500     6.250    84.9    03/07/2000
 803095546      803095546   BROOKS LARETHA FAYE                  FL           52,500.00  12.750     8.250    73.9    03/03/2000
 803097237      803097237   PARHAM ARLIVIA                       IL           55,200.00  12.250     7.000    84.9    03/20/2000
 803097369      803097369   JACOBS DARRON A                      PA           39,600.00  10.125     5.500    80.0    03/06/2000
 803097955      803097955   TOMAS NASHAWN                        MI          173,700.00  11.375     7.150    90.0    02/22/2000
 803098292      803098292   KAKOS ANGELA                         MI          315,000.00  11.500     6.650    70.0    03/02/2000
 803098805      803098805   MIELE JOSEPH JR                      PA          107,000.00  10.750     6.500    89.9    03/03/2000
 803099464      803099464   GRECO BRIAN                          FL           69,600.00  11.000     5.750    80.0    03/10/2000
 803100346      803100346   KROESEN WILLIAM N                    OH           85,000.00   9.500     5.000    85.0    03/06/2000
 803101138      803101138   HATCHETT MAGGIE                      IL           73,900.00  11.375     6.750    84.9    03/08/2000

  Orig            LSAMS        Paid              Hold    Tracking      Program      Rate         Companion
 Account        Accounts    thru Date  30 Day    Code    Identifier      Type       Flag         BD Balance
-----------------------------------------------------------------------------------------------------------
 803058643      803058643   05/01/2000    0     00 00 00  9155052         622        A              0.00
 803060854      803060854   03/01/2000    0     00 00 00  9155051         026        A              0.00
 803061076      803061076   05/01/2000    0     00 00 00  9155052         633        A              0.00
 803061894      803061894   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803062157      803062157   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803062215      803062215   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803062470      803062470   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803062496      803062496   04/01/2000    0     00 00 00  9155052         033        A              0.00
 803062595      803062595   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803063510      803063510   04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803064005      803064005   03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803064641      803064641   05/01/2000    0     65 00 00  9155052         633        A              0.00
 803064781      803064781   03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803064971      803064971   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803065150      803065150   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803067032      803067032   03/01/2000    0     00 00 00  9155052         033        A              0.00
 803067222      803067222   03/01/2000    0     00 00 00  9155052         033        A              0.00
 803067867      803067867   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803068600      803068600   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803068675      803068675   04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803068840      803068840   03/01/2000    0     00 00 00  9155051         026        A              0.00
 803069194      803069194   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803069673      803069673   03/01/2000    0     00 00 00  9155052         033        A              0.00
 803070804      803070804   04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803071455      803071455   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803071869      803071869   03/01/2000    0     00 00 00  9155051         033        A              0.00
 803072412      803072412   06/01/2000    0     00 00 00  SUPER ARM       622        A              0.00
 803072933      803072933   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803073840      803073840   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803073931      803073931   04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803074350      803074350   03/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 803074541      803074541   03/01/2000    0     00 00 00  9155052         033        A              0.00
 803075969      803075969   03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803076645      803076645   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803078054      803078054   03/01/2000    0     00 00 00  9155051         026        A              0.00
 803079169      803079169   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803079524      803079524   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803079888      803079888   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803080027      803080027   03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803082353      803082353   04/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 803082957      803082957   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803082965      803082965   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803083781      803083781   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803084383      803084383   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803084698      803084698   04/01/2000    0     65 00 00  9155052         026        A              0.00
 803085000      803085000   04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803085356      803085356   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803085869      803085869   03/01/2000    0     00 00 00  9155051         026        A              0.00
 803086057      803086057   03/01/2000    0     00 00 00  9155051         026        A              0.00
 803086511      803086511   03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803086651      803086651   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803087113      803087113   05/01/2000    0     00 00 00  9155052         633        A              0.00
 803087675      803087675   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803088780      803088780   06/01/2000    0     00 00 00  SUPER ARM       622        A              0.00
 803088939      803088939   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803089259      803089259   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803091859      803091859   03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803091941      803091941   03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803092295      803092295   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803093343      803093343   04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803093525      803093525   04/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 803093756      803093756   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803094143      803094143   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803094325      803094325   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803094424      803094424   03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803094440      803094440   04/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 803095447      803095447   04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803095488      803095488   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803095546      803095546   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803097237      803097237   04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803097369      803097369   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803097955      803097955   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803098292      803098292   03/01/2000    0     00 00 00  9155052         026        A              0.00
 803098805      803098805   03/01/2000    0     00 00 00  9155052         033        A              0.00
 803099464      803099464   04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803100346      803100346   04/01/2000    0     00 00 00  9155052         026        A              0.00
 803101138      803101138   04/01/2000    0     00 00 00  9155052         026        A              0.00

                                ALLIANCE FUNDING
                        A division of Superior Bank FSB
  Prefunding Support Schedule - Loans Funded and Available for Sale to 2000-1

  Orig            LSAMS                                                      Current     Note
 Account        Accounts    Name                                State        Principal   Rate      Margin    LTV      AFCDate
---------------------------------------------------------------------------------------------------------------------------------
 803103985      803103985   LUND JAMES N                         NH          163,378.00  12.250     8.000    75.9    03/15/2000
 803104009      803104009   CADETTE MARK                         NY          299,250.00  10.750     6.250    90.0    03/01/2000
 803104603      803104603   WINCKOWSKI RAYMOND JR                NY          164,700.00  10.625     6.000    90.0    03/20/2000
 803104702      803104702   ALFMAN BONNIE                        OH           74,250.00  11.750     7.000    90.0    03/02/2000
 803104819      803104819   PINEDA CONSUELO GARCIA               NY           94,450.00  11.500     6.250    65.1    03/15/2000
 803106202      803106202   SCHULTE ANITA L                      IN           53,952.02  10.000     5.500    90.0    03/07/2000
 803106327      803106327   ABDULLAH MUHAMMAD ABU                MI           27,765.88  10.500     6.000    90.0    03/06/2000
 803107440      803107440   MACARTHUR STEVEN W                   IN           52,800.00  12.500     7.750    80.0    03/17/2000
 803108315      803108315   WESTFIELD CASEY E                    SC           73,000.00  12.250     7.000    80.0    02/11/2000
 803108422      803108422   HODGES BOBBY LYNN                    FL           58,225.00  11.125     6.500    85.0    03/06/2000
 803108745      803108745   GOLDSTEIN SHEREE                     NY           96,000.00  13.000     8.250    64.8    03/24/2000
 803108802      803108802   ROWE DIXIE                           SC           84,150.00  10.500     6.000    85.0    03/10/2000
 803109479      803109479   ROMAN DAVID V                        PA           68,930.03   9.375     5.125    79.3    03/10/2000
 803109545      803109545   LOVELACE SHERRY LANE                 NC           48,000.00  10.500     5.750    80.0    03/06/2000
 803109560      803109560   JOBES WILLIAM L                      IN          101,150.01   9.500     5.000    90.0    03/15/2000
 803109784      803109784   SHOTZBERGER CHRISTINA G              NC           79,100.00  11.000     5.750    70.0    02/08/2000
 803111442      803111442   STACCHIOTTI JAMES A                  OH          131,500.00   9.375     4.875    84.8    03/13/2000
 803111558      803111558   LAFORTUNE GLADYS                     FL          124,000.00  12.000     7.500    80.0    03/16/2000
 803111731      803111731   PHILLIPS PAUL D                      MO           38,379.11  12.250     7.750    80.0    03/15/2000
 803112853      803112853   MARTINI RICHARD G                    NY          171,890.00  10.375     6.250    85.9    03/03/2000
 803113018      803113018   GHANEM JAMAL                         MI          224,000.00   9.750     5.275    80.0    03/14/2000
 803114701      803114701   STIVALA SALVATORE J                  PA           36,125.00  11.250     6.625    85.0    03/20/2000
 803115815      803115815   SEYMOUR CARROLL                      MD           80,250.00  11.500     6.750    75.0    03/07/2000
 803116193      803116193   SANFORD DOROTHY                      NC           95,200.00  11.125     6.500    85.0    02/28/2000
 803116391      803116391   JORDAN LORRENDA M                    AR           54,900.00  11.125     6.400    90.0    03/13/2000
 803116979      803116979   WILLIAMS JOHN P                      IL          110,500.00  10.625     6.000    85.0    03/06/2000
 803118249      803118249   BARTON JACK V                        KY           53,600.00  11.250     6.750    80.0    03/07/2000
 803118314      803118314   STACY KENNETH D                      OH           59,957.02  11.000     6.250    51.7    03/10/2000
 803118686      803118686   JAMES WANDA M                        IN           43,326.42  12.250     7.000    85.0    03/08/2000
 803119676      803119676   DARBY TERRY                          SC           49,393.00  12.750     9.500    75.9    03/06/2000
 803120658      803120658   TURNER RUDINE                        GA           46,400.00  12.500     8.000    80.0    03/15/2000
 803121367      803121367   HARRINGTON WILLIAM                   MI           57,050.00  12.125     7.400    70.0    02/28/2000
 803121383      803121383   FIGUEROA VILMA                       NJ          165,000.00  12.125     7.850    73.0    03/16/2000
 803123298      803123298   COVINGTON KARLA S                    MO           65,000.00  11.750     6.500    84.9    02/28/2000
 803123355      803123355   COWSER LOUISE                        MI           34,000.00  12.125     7.530    82.9    03/20/2000
 803123447      803123447   LACROIX DAVID J                      IL           73,800.00  10.500     6.000    90.0    03/07/2000
 803123470      803123470   JOHNSON CYNTHIA L                    WA           78,400.00  12.250     7.750    80.0    03/08/2000
 803124015      803124015   PHILLIPS ELVERNA L                   OH           45,200.00  12.500     8.000    80.0    03/07/2000
 803124684      803124684   BERNATHY BARRY R                     PA          136,850.00  11.125     6.350    85.0    03/14/2000
 803124866      803124866   SMOLINSKY MARK J                     PA           42,750.00  10.750     6.250    90.0    03/17/2000
 803125053      803125053   WEST BEATRICE                        MI          119,850.00  12.125     7.650    85.0    03/06/2000
 803125145      803125145   BODNAR JADWIGA                       CT          100,000.00  10.500     5.925    60.2    03/06/2000
 803125616      803125616   OOST LIEVENS WILLEM                  CT          550,000.00  11.250     6.500    70.5    02/28/2000
 803126028      803126028   MCELVEEN DANNISHA                    SC           49,500.00  11.000     6.250    90.0    03/17/2000
 803126796      803126796   WALKER MARIBETH C                    PA           77,450.00   9.875     5.250    51.6    03/15/2000
 803127364      803127364   MILLER ACE JR                        NC           76,000.00  11.875     6.625    80.0    02/23/2000
 803128099      803128099   HAYS JAMES HAVEN                     NC           54,900.00  10.250     5.750    90.0    03/20/2000
 803128354      803128354   PIERCE DONALD                        IN          104,000.00  12.250     7.750    80.0    03/03/2000
 803128420      803128420   STEEDE STACY L                       IL           62,900.00  11.250     6.400    89.9    03/07/2000
 803128602      803128602   BARNETT GLENDA D                     MD          151,200.00  10.250     6.250    90.0    03/03/2000
 803129550      803129550   KNIPPRATH PATRICIA L                 ID          121,600.00  12.250     7.750    80.0    03/06/2000
 803130954      803130954   HORNBAKER JAMES W                    IN           55,000.00  11.375     6.500    51.8    03/15/2000
 803131002      803131002   HOOVER DELLA                         FL           64,000.00  13.375     9.250    80.0    02/29/2000
 803131754      803131754   TAPLEY WILLIAM P                     TN           56,800.00  13.375     8.900    80.0    03/17/2000
 803131812      803131812   GAZOO THOMAS J                       PA           46,000.00  10.750     6.000    63.8    03/07/2000
 803132125      803132125   CARLISLE BRETT LAMAR                 NC           53,250.00  12.500     8.000    75.0    03/17/2000
 803134154      803134154   WHEELER DERRICK E                    CO          166,950.00  10.875     6.625    90.0    02/29/2000
 803134709      803134709   REYES SANCHE CRUZ                    AZ           71,334.86   9.875     6.000    85.0    02/29/2000
 803134733      803134733   MILLER WILLIAM L                     PA           43,350.00  11.500     6.500    85.0    03/22/2000
 803135367      803135367   WHITESIDE LEE M                      OH           68,760.42  12.000     7.500    80.0    03/10/2000
 803135953      803135953   MCWREATH JANET L                     PA           52,000.00  12.000     8.000    80.0    03/17/2000
 803136761      803136761   VANHORN VELTA K                      PA           67,900.00  13.125     7.900    85.9    02/28/2000
 803137454      803137454   DELONG TODD E                        OH          126,650.00   8.500     4.000    85.0    03/15/2000
 803137884      803137884   BOYCE STEPHEN M                      MD           40,000.00  13.625     9.375    80.0    02/29/2000
 803138965      803138965   COOK WILLIAM                         SC           78,375.00  11.000     6.500    75.0    03/07/2000
 803139351      803139351   BROWN ERICA D                        MI           82,800.00  11.750     7.025    90.0    03/09/2000
 803140409      803140409   SHEALER BARRY L                      PA           65,700.00  11.125     6.700    90.0    03/08/2000
 803140953      803140953   BOWEN MICHAEL                        NJ          246,500.00  11.750     7.250    85.0    03/14/2000
 803142025      803142025   TURRELL HARRY A                      IL           40,900.00  12.875     8.150    64.9    03/22/2000
 803142207      803142207   GITTENS GARY                         PA          114,933.83   8.750     4.500    73.7    03/03/2000
 803142645      803142645   KETCHUM JULIE A                      CO           75,139.98  10.500     6.125    80.0    03/07/2000
 803143296      803143296   CRAVEN JILL D                        OH           44,200.00  11.625     6.125    65.0    03/01/2000
 803143312      803143312   BROWN DAWN                           SC           68,000.00  12.750     8.250    75.9    03/10/2000
 803143387      803143387   STONEFIELD EARL STEPHEN              KY          115,000.00  12.250     7.375    82.1    03/16/2000
 803143726      803143726   SMITH ANNIE P                        MI           56,000.00  13.000     8.500    74.6    03/17/2000
 803143767      803143767   STEWART CATHERINE                    FL           43,200.00  13.750     9.250    80.0    02/25/2000
 803144476      803144476   PRICE GAYLE A                        MA          110,075.00  13.000     7.225    85.0    03/14/2000

  Orig            LSAMS         Paid              Hold    Tracking      Program      Rate         Companion
 Account        Accounts     thru Date  30 Day    Code    Identifier      Type       Flag         BD Balance
------------------------------------------------------------------------------------------------------------
 803103985      803103985    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803104009      803104009    03/01/2000    0     00 00 00  9155052         026        A              0.00
 803104603      803104603    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803104702      803104702    04/01/2000    0     00 00 00  9155052         033        A              0.00
 803104819      803104819    03/01/2000    0     00 00 00  9155052         026        A              0.00
 803106202      803106202    06/01/2000    0     00 00 00  9155052         633        A              0.00
 803106327      803106327    06/01/2000    0     00 00 00  9155052         622        A              0.00
 803107440      803107440    04/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 803108315      803108315    03/01/2000    0     00 00 00  9155051         026        A              0.00
 803108422      803108422    04/01/2000    0     00 00 00  9155052         033        A              0.00
 803108745      803108745    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803108802      803108802    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803109479      803109479    06/01/2000    0     00 00 00  9155052         622        A              0.00
 803109545      803109545    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803109560      803109560    06/01/2000    0     00 00 00  9155052         633        A              0.00
 803109784      803109784    03/01/2000    0     00 00 00  9155052         026        A              0.00
 803111442      803111442    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803111558      803111558    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803111731      803111731    06/01/2000    0     00 00 00  SUPER ARM       622        A              0.00
 803112853      803112853    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803113018      803113018    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803114701      803114701    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803115815      803115815    03/01/2000    0     00 00 00  9155052         628        A              0.00
 803116193      803116193    03/01/2000    0     00 00 00  9155052         033        A              0.00
 803116391      803116391    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803116979      803116979    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803118249      803118249    04/01/2000    0     00 00 00  9155052         033        A              0.00
 803118314      803118314    06/01/2000    0     00 00 00  9155052         622        A              0.00
 803118686      803118686    06/01/2000    0     00 00 00  9155052         633        A              0.00
 803119676      803119676    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803120658      803120658    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803121367      803121367    03/01/2000    0     00 00 00  9155052         026        A              0.00
 803121383      803121383    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803123298      803123298    03/01/2000    0     00 00 00  9155052         026        A              0.00
 803123355      803123355    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803123447      803123447    04/01/2000    0     00 00 00  9155052         033        A              0.00
 803123470      803123470    04/01/2000    0     00 00 00  9155052         033        A              0.00
 803124015      803124015    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803124684      803124684    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803124866      803124866    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803125053      803125053    03/01/2000    0     00 00 00  9155052         026        A              0.00
 803125145      803125145    03/01/2000    0     00 00 00  9155052         033        A              0.00
 803125616      803125616    03/01/2000    0     00 00 00  9155052         026        A              0.00
 803126028      803126028    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803126796      803126796    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803127364      803127364    03/01/2000    0     00 00 00  9155052         026        A              0.00
 803128099      803128099    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803128354      803128354    04/01/2000    0     00 00 00  9155052         033        A              0.00
 803128420      803128420    03/01/2000    0     00 00 00  9155052         026        A              0.00
 803128602      803128602    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803129550      803129550    04/01/2000    0     00 00 00  9155052         033        A              0.00
 803130954      803130954    04/01/2000    0     00 00 00  9155052         033        A              0.00
 803131002      803131002    03/01/2000    0     00 00 00  9155052         026        A              0.00
 803131754      803131754    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803131812      803131812    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803132125      803132125    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803134154      803134154    03/01/2000    0     00 00 00  9155052         026        A              0.00
 803134709      803134709    05/01/2000    0     00 00 00  SUPER ARM       622        A              0.00
 803134733      803134733    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803135367      803135367    06/01/2000    0     00 00 00  9155052         622        A              0.00
 803135953      803135953    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803136761      803136761    03/01/2000    0     00 00 00  9155052         026        A              0.00
 803137454      803137454    04/01/2000    0     00 00 00  9155052         033        A              0.00
 803137884      803137884    03/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 803138965      803138965    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803139351      803139351    03/01/2000    0     00 00 00  9155052         026        A              0.00
 803140409      803140409    03/01/2000    0     00 00 00  9155052         026        A              0.00
 803140953      803140953    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803142025      803142025    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803142207      803142207    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803142645      803142645    06/01/2000    0     00 00 00  9155052         622        A              0.00
 803143296      803143296    03/01/2000    0     00 00 00  9155052         026        A              0.00
 803143312      803143312    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803143387      803143387    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803143726      803143726    04/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 803143767      803143767    03/01/2000    0     00 00 00  9155052         026        A              0.00
 803144476      803144476    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00

                                ALLIANCE FUNDING
                        A division of Superior Bank FSB
  Prefunding Support Schedule - Loans Funded and Available for Sale to 2000-1

  Orig            LSAMS                                                      Current     Note
 Account        Accounts    Name                                State        Principal   Rate      Margin    LTV      AFCDate
--------------------------------------------------------------------------------------------------------------------------------
 803144666      803144666   TURNBULL VIRGINIA C                  GA           70,975.00   9.500     4.875    85.0    02/29/2000
 803144815      803144815   TURNER BEVERLY                       GA           76,000.00  10.000     5.375    80.0    03/13/2000
 803144955      803144955   WILLIAMS JAMES JR                    SC           61,552.00  12.250     6.750    80.9    03/22/2000
 803145036      803145036   MITCHELL ANTHONY V                   AR           78,300.00  11.375     6.650    90.0    03/17/2000
 803146232      803146232   JARSHAW THOMAS W JR                  IA           42,200.00  13.375     8.150    64.9    03/08/2000
 803146539      803146539   POTTS JOHN                           GA           58,650.00  11.875     6.750    85.0    03/17/2000
 803147628      803147628   REAGLE BRIAN K                       PA           93,900.00   9.250     4.250    84.9    03/03/2000
 803147800      803147800   AUTRY NANCY                          SC           68,000.00  12.750     7.000    75.5    02/24/2000
 803148121      803148121   WILLIAMS EVA                         NY          184,500.00  12.250     7.050    90.0    03/16/2000
 803149830      803149830   STRADWICK EVA                        OH           54,400.00  12.875     7.875    80.0    03/09/2000
 803150440      803150440   WALKER IRENE                         AL           44,000.00  12.500     7.250    67.1    03/13/2000
 803150523      803150523   BARNES PATRICE                       NY          153,000.00   9.625     4.000    85.0    03/10/2000
 803150580      803150580   SHANNON WILLIAM A                    OH           76,500.00   9.750     4.750    85.0    03/01/2000
 803152909      803152909   GRANT JOHN A                         NH          131,750.00  12.625     7.750    84.4    03/06/2000
 803153014      803153014   KLINE JOYCE A                        IN           48,860.00  11.750     7.000    74.9    03/22/2000
 803153170      803153170   BRUCE MARGARET M                     MA           68,000.00  10.250     6.000    80.0    03/10/2000
 803153923      803153923   WHITE CHAD                           IN          136,800.00   9.500     5.500    90.0    03/17/2000
 803153998      803153998   CANNOY SHIRLEY L                     MI           24,000.00  12.750     8.500    80.0    03/13/2000
 803154236      803154236   MINGO PETERSON W                     OH          104,000.00  11.250     6.500    80.0    03/14/2000
 803154277      803154277   ABU-HALIMEH SHERRY L                 CO          144,000.00   9.125     4.500    80.0    03/06/2000
 803154905      803154905   BRYANT DOUGLAS                       OH           66,400.00  13.000     8.000    80.0    03/08/2000
 803155084      803155084   PEARCE VALERIE                       NC           89,250.00  10.750     6.000    85.0    02/29/2000
 803155308      803155308   TAYLOR SANDRA D                      CT           36,375.00  11.625     6.250    75.0    03/10/2000
 803156777      803156777   SILVER ROY                           NC           68,000.00  12.250     6.250    80.0    03/21/2000
 803156959      803156959   LAHUE DARRELL L                      IN           83,300.00  11.875     7.000    85.0    03/14/2000
 803157544      803157544   STUHR GARY LEE                       VA           77,600.00  14.000     8.990    80.0    03/16/2000
 803158633      803158633   ARCE ANTONIO                         FL           68,000.00  11.625     6.750    85.0    03/07/2000
 803158849      803158849   HELMS JOHN F JR                      NC           96,000.00  13.500     8.000    75.0    03/10/2000
 803158906      803158906   FURER REUVEN                         FL           99,955.76  10.000     5.000    66.6    03/08/2000
 803159045      803159045   COLUMBIE ACENETH                     NY          152,750.00  13.125     7.600    65.0    03/13/2000
 803159169      803159169   YARBROUGH BRENDA A                   NJ           59,800.00  13.375     7.850    65.0    03/13/2000
 803159243      803159243   BELL LARRY C                         UT           68,600.00   9.875     5.625    54.8    03/22/2000
 803159342      803159342   DAVIS ROBERT                         NC           70,975.00  12.750     7.500    85.0    03/17/2000
 803159466      803159466   FAIR JAMES L                         OH           99,398.83  12.500     6.750    85.0    03/20/2000
 803161561      803161561   KORNEGAY MILDRED                     NC           72,750.00  12.500     8.000    75.0    02/29/2000
 803162353      803162353   LINDSAY THOMAS J                     CO          156,000.00  12.750     8.000    80.0    03/02/2000
 803163658      803163658   COOPER JIMMY R                       SC           85,500.00  12.500     7.750    75.0    03/06/2000
 803164433      803164433   TISON RONALD A                       AL           46,400.00  10.250     5.375    79.3    03/01/2000
 803165117      803165117   JONES ROBERT                         GA           88,800.00  14.250     9.250    80.0    02/29/2000
 803165497      803165497   LATIMER ROXANNE DENNIS               SC           74,250.00  12.750     7.250    75.0    02/28/2000
 803166008      803166008   VARNDELL-GRI KRIS A                  MI           60,000.00  13.250     7.650    49.3    03/24/2000
 803166339      803166339   ACOSTA BRYANT P                      FL           48,000.00  11.750     6.750    80.0    03/07/2000
 803166404      803166404   HUTCHISON WALTER                     FL           56,706.00  11.250     5.500    78.0    02/28/2000
 803166677      803166677   KRONER DOUGLAS E                     MD           77,762.00  12.750     7.250    59.8    03/10/2000
 803166958      803166958   HARASANSKY CHARLES                   MT           80,800.00  10.500     6.000    80.0    03/13/2000
 803167659      803167659   COLEMAN SEQUOIA                      MO           64,500.00  12.500     7.000    75.0    03/16/2000
 803168004      803168004   RIGMAIDEN SARAH J                    MO           49,276.02  12.750     7.000    85.0    02/28/2000
 803168293      803168293   SIMON HOWARD J JR                    DE          155,700.00  11.000     6.250    90.0    03/01/2000
 803168756      803168756   SMITH RUSSEL W                       SC          107,950.00  13.750     8.000    85.0    03/15/2000
 803169291      803169291   FARNSWORTH CLIFTON G SR              MI           80,750.00  12.500     6.750    85.0    02/29/2000
 803170083      803170083   MCCLINTON RAYLONDA M                 MI           51,200.00  12.500     7.500    80.0    03/08/2000
 803171115      803171115   DAVIS DANA L                         IN           65,450.00  12.750     7.000    85.0    03/03/2000
 803171339      803171339   ALMAYDA VALERIANA                    NY          238,000.00  12.000     6.750    85.0    03/20/2000
 803171594      803171594   HOLLOWAY LAWRENCE E                  IN           56,100.00  12.000     6.250    85.0    03/15/2000
 803172055      803172055   GAJECKY IRENE D                      IL          178,500.00  11.875     7.400    85.0    03/07/2000
 803172345      803172345   HALL GREGORY S                       AR           62,400.00  13.375     8.875    80.0    03/17/2000
 803172691      803172691   PATIN MICHAEL                        WA          269,100.00  10.750     6.000    89.8    03/01/2000
 803173830      803173830   REEVES ELIZABETH ANNE                MD          331,100.00  12.875     7.800    70.0    03/02/2000
 803175140      803175140   KNIGHT ROBERT A                      CO          499,999.00   9.500     5.250    64.1    03/24/2000
 803175512      803175512   GORDON LEROY                         MI           60,000.00  13.000     8.000    80.0    03/20/2000
 803175520      803175520   VINCENT-HURS GWENDOLYN               MI           25,000.00  12.000     6.750    30.1    03/10/2000
 803175660      803175660   HILSON MICHAEL A                     IN           66,300.00  11.750     6.250    85.0    03/16/2000
 803176338      803176338   HOLLAND AL W                         VA          159,417.93  12.500     7.500    80.9    03/14/2000
 803176700      803176700   VOIGTS DIANNE M                      WV          121,545.64  13.125     8.125    80.0    03/07/2000
 803176999      803176999   MCLENDON VIRGINIA                    FL           51,200.00  13.000     7.000    80.0    03/08/2000
 803177278      803177278   LEPRI DONNA                          CT           60,000.00  12.250     7.100    50.0    03/16/2000
 803177724      803177724   HARRIS FELTON                        MI           55,200.00  12.500     7.500    80.0    03/22/2000
 803177757      803177757   WILLIAMS CARMELETTA                  SC           76,491.00  11.750     6.750    90.0    03/17/2000
 803178946      803178946   YOCHUM ESTHER M                      IN           60,800.00  12.500     7.500    80.0    03/06/2000
 803179407      803179407   VELLA ANTHONY                        NY          118,771.26  12.750     7.650    60.0    03/03/2000
 803179449      803179449   OAKES PAULA FLORENE                  ID           79,200.00  10.750     6.000    90.0    03/13/2000
 803180645      803180645   EVETT ALTON BRAZEL                   SC           36,000.00  13.000     8.000    80.0    03/17/2000
 803181379      803181379   PARKER LARRY W                       AL          112,500.00   9.625     4.875    90.0    03/06/2000
 803181783      803181783   BEHAN COLLEEN                        CT          127,500.00  11.500     6.250    85.5    03/03/2000
 803182088      803182088   SWARBRICK ALAN R                     MA          126,000.00  12.000     7.250    90.0    03/16/2000
 803182187      803182187   THOMPSON ROBERT V                    FL          292,500.00  11.625     7.375    90.0    02/29/2000
 803182328      803182328   HALL CHERYL L                        AL           26,000.00  11.250     6.975    80.0    03/07/2000

  Orig            LSAMS          Paid              Hold    Tracking      Program      Rate         Companion
 Account        Accounts      thru Date  30 Day    Code    Identifier      Type       Flag         BD Balance
-------------------------------------------------------------------------------------------------------------
 803144666      803144666     03/01/2000    0     00 00 00  9155052         026        A              0.00
 803144815      803144815     04/01/2000    0     00 00 00  9155052         026        A              0.00
 803144955      803144955     04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803145036      803145036     04/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 803146232      803146232     03/01/2000    0     00 00 00  9155052         026        A              0.00
 803146539      803146539     04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803147628      803147628     04/01/2000    0     00 00 00  9155052         026        A              0.00
 803147800      803147800     03/01/2000    0     00 00 00  9155052         026        A              0.00
 803148121      803148121     03/01/2000    0     00 00 00  9155052         026        A              0.00
 803149830      803149830     04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803150440      803150440     04/01/2000    0     00 00 00  9155052         033        A              0.00
 803150523      803150523     04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803150580      803150580     03/01/2000    0     00 00 00  9155052         033        A              0.00
 803152909      803152909     03/01/2000    0     00 00 00  9155052         026        A              0.00
 803153014      803153014     04/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 803153170      803153170     03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803153923      803153923     04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803153998      803153998     04/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 803154236      803154236     03/01/2000    0     00 00 00  9155052         026        A              0.00
 803154277      803154277     04/01/2000    0     00 00 00  9155052         033        A              0.00
 803154905      803154905     04/01/2000    0     00 00 00  9155052         026        A              0.00
 803155084      803155084     03/01/2000    0     00 00 00  9155052         026        A              0.00
 803155308      803155308     04/01/2000    0     00 00 00  9155052         033        A              0.00
 803156777      803156777     04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803156959      803156959     04/01/2000    0     00 00 00  9155052         026        A              0.00
 803157544      803157544     03/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 803158633      803158633     04/01/2000    0     00 00 00  9155052         033        A              0.00
 803158849      803158849     04/01/2000    0     00 00 00  9155052         026        A              0.00
 803158906      803158906     05/01/2000    0     00 00 00  9155052         026        A              0.00
 803159045      803159045     04/01/2000    0     00 00 00  9155052         026        A              0.00
 803159169      803159169     03/01/2000    0     00 00 00  9155052         026        A              0.00
 803159243      803159243     03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803159342      803159342     04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803159466      803159466     06/01/2000    0     00 00 00  SUPER ARM       622        A              0.00
 803161561      803161561     03/01/2000    0     00 00 00  9155052         026        A              0.00
 803162353      803162353     04/01/2000    0     00 00 00  9155052         026        A              0.00
 803163658      803163658     04/01/2000    0     00 00 00  9155052         026        A              0.00
 803164433      803164433     03/01/2000    0     00 00 00  9155052         026        A              0.00
 803165117      803165117     03/01/2000    0     00 00 00  9155052         026        A              0.00
 803165497      803165497     03/01/2000    0     00 00 00  9155052         026        A              0.00
 803166008      803166008     04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803166339      803166339     04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803166404      803166404     03/01/2000    0     65 00 00  9155052         026        A              0.00
 803166677      803166677     04/01/2000    0     00 00 00  9155052         026        A              0.00
 803166958      803166958     04/01/2000    0     00 00 00  9155052         628        A              0.00
 803167659      803167659     04/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 803168004      803168004     05/01/2000    0     00 00 00  9155052         633        A              0.00
 803168293      803168293     03/01/2000    0     00 00 00  9155052         026        A              0.00
 803168756      803168756     03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803169291      803169291     03/01/2000    0     00 00 00  9155052         033        A              0.00
 803170083      803170083     04/01/2000    0     00 00 00  9155052         026        A              0.00
 803171115      803171115     04/01/2000    0     00 00 00  9155052         026        A              0.00
 803171339      803171339     04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803171594      803171594     04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803172055      803172055     04/01/2000    0     00 00 00  9155052         026        A              0.00
 803172345      803172345     04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803172691      803172691     03/01/2000    0     00 00 00  9155052         033        A              0.00
 803173830      803173830     03/01/2000    0     00 00 00  9155052         026        A              0.00
 803175140      803175140     04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803175512      803175512     04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803175520      803175520     04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803175660      803175660     04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803176338      803176338     06/01/2000    0     00 00 00  SUPER ARM       622        A              0.00
 803176700      803176700     06/01/2000    0     00 00 00  9155052         622        A              0.00
 803176999      803176999     04/01/2000    0     00 00 00  9155052         026        A              0.00
 803177278      803177278     04/01/2000    0     00 00 00  9155052         026        A              0.00
 803177724      803177724     04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803177757      803177757     04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803178946      803178946     04/01/2000    0     00 00 00  9155052         026        A              0.00
 803179407      803179407     04/01/2000    0     00 00 00  9155052         026        A              0.00
 803179449      803179449     04/01/2000    0     00 00 00  9155052         033        A              0.00
 803180645      803180645     04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803181379      803181379     04/01/2000    0     00 00 00  9155052         026        A              0.00
 803181783      803181783     04/01/2000    0     00 00 00  9155052         026        A              0.00
 803182088      803182088     04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803182187      803182187     03/01/2000    0     00 00 00  9155052         033        A              0.00
 803182328      803182328     03/01/2000    0     65 00 00  9155052         026        A              0.00

                                ALLIANCE FUNDING
                        A division of Superior Bank FSB
  Prefunding Support Schedule - Loans Funded and Available for Sale to 2000-1

  Orig            LSAMS                                                      Current     Note
 Account        Accounts    Name                                State        Principal   Rate      Margin    LTV      AFCDate
--------------------------------------------------------------------------------------------------------------------------------
 803182732      803182732   FARMER RAYMOND H                     NY           59,600.00  11.000     6.000    70.9    02/25/2000
 803183771      803183771   STAFFORD SAMUEL                      CT           40,950.00  13.125     8.100    65.0    03/20/2000
 803183987      803183987   EDWARDS ROBERT E                     IN           76,443.69  10.875     6.000    85.0    03/09/2000
 803184035      803184035   HUCHKO TERRY M                       PA           66,000.00  12.500     7.750    75.0    03/22/2000
 803184191      803184191   COOLEY DON                           IN          115,925.50  11.500     5.750    80.0    03/13/2000
 803184449      803184449   TRUJILLO ANTHONY A                   CO           66,300.00  12.625     6.875    85.0    03/03/2000
 803184548      803184548   SEGOVIA RAUL SR                      FL           88,000.00  12.500     6.750    80.0    02/29/2000
 803184712      803184712   SWEAT ANN R                          GA           53,550.00  12.500     7.400    85.0    03/23/2000
 803185040      803185040   JENSEN DANE K                        IA           50,000.00  13.625     8.150    64.9    03/10/2000
 803186089      803186089   MAYS JAMES H                         OH           63,750.00  13.250     7.500    85.0    03/06/2000
 803186220      803186220   ROSS RONALD J                        PA           49,500.00  10.750     5.500    75.0    03/14/2000
 803186816      803186816   BOENIG CARL E SR                     FL           36,954.00  12.500     7.000    65.9    03/08/2000
 803186931      803186931   HUGHES ROBERT E                      DE          136,000.00  11.875     6.500    85.0    03/15/2000
 803187426      803187426   EMMEL FRANK T                        PA           45,000.00  12.750     8.000    75.0    03/06/2000
 803187855      803187855   ALLEN ERIC D                         PA           30,000.00  10.875     6.000    80.8    02/25/2000
 803188069      803188069   MILLS ALBERT H                       RI           19,920.00  10.625     5.750    80.0    03/03/2000
 803188267      803188267   MILLER MARK L                        OH          108,735.68  11.875     7.500    85.0    03/15/2000
 803188440      803188440   HEATHERLY JAMES R                    SC           55,500.00  14.500     9.000    75.0    03/17/2000
 803188549      803188549   SARKIS TONY S                        MA           80,000.00  10.500     5.750    65.0    03/10/2000
 803188655      803188655   GOEMMER ROBERT A                     CO          139,500.00  10.750     7.250    90.0    03/21/2000
 803189265      803189265   CHAMBERS GEORGIANNA                  PA           56,250.00  11.375     6.250    75.0    03/20/2000
 803189299      803189299   GOODRICH FRED G                      PA           49,550.00  10.000     5.250    50.0    03/01/2000
 803190040      803190040   DERRYBERRY LARRY R                   MO           68,500.00  12.250     6.750    58.5    03/07/2000
 803190495      803190495   THAUSE LIORA                         NY          280,000.00   9.875     4.750    80.0    03/14/2000
 803190941      803190941   HOBBS ALBERT G                       MD           70,400.00  12.875     7.875    80.0    03/06/2000
 803191295      803191295   BISHOP EDWARD                        MD          110,229.35  13.875     9.125    75.5    02/28/2000
 803191543      803191543   JONES SHARON                         NY          171,000.00  11.000     6.250    90.0    03/16/2000
 803192129      803192129   MUSCELLI ANTHONY F II                DE          119,850.00  11.750     6.500    85.0    03/03/2000
 803192251      803192251   LACY CLARINA LYNNE                   IN           64,000.00  13.000     8.000    80.0    03/20/2000
 803192301      803192301   ULITCHNEY SHELLY ANN                 PA           54,000.00  11.000     6.250    90.0    03/04/2000
 803193010      803193010   MONICA JOHN M                        GA           55,480.74  11.125     5.750    75.0    02/29/2000
 803193770      803193770   MCDUFF DAVID                         NH           98,870.09  11.750     6.850    79.9    03/10/2000
 803193937      803193937   BRYANT TANGELA                       GA           37,500.00  13.000     7.500    75.0    03/03/2000
 803193986      803193986   MCKENZIE SYDNEY A                    PA           33,600.00  12.000     6.975    80.0    03/08/2000
 803194158      803194158   FORD CONNIE                          IN           62,050.00  12.000     6.250    85.0    03/06/2000
 803196757      803196757   DANO ZAHIR M                         MI          134,300.00  11.500     6.775    85.0    03/17/2000
 803196849      803196849   ENRIQUEZ JUAN CARLOS                 FL          387,000.00  10.500     5.250    90.0    02/25/2000
 803196864      803196864   MARTIN ARNOLD LYNN                   NC           96,300.00   9.625     5.750    90.0    03/21/2000
 803197060      803197060   HARRISON REGINA                      MD          243,000.00  10.750     6.000    90.0    03/08/2000
 803197284      803197284   POLING CONNIE                        NC           75,650.00  11.875     7.000    85.0    03/20/2000
 803197862      803197862   BURNS EVELYN M                       MI           61,500.00  11.875     6.250    51.2    03/13/2000
 803198035      803198035   TYSON KAREN                          OH           48,781.09  13.750     8.750    80.0    02/28/2000
 803198357      803198357   TILLMAN KIM                          NC           56,000.00  11.750     6.000    74.6    03/17/2000
 803198415      803198415   FLINGOS EDWARD                       FL           55,505.00  12.750     7.875    85.0    03/20/2000
 803198456      803198456   CURRY MARVIN T                       NC           54,391.14  11.500     6.000    90.0    02/24/2000
 803198761      803198761   MACIAS LOLITA D                      CO           71,400.00  10.125     5.375    85.0    03/07/2000
 803199363      803199363   MILLER LOWELL F                      SC           86,450.00  12.250     6.750    65.0    03/13/2000
 803199827      803199827   DAY JOHN S                           IN          169,200.00  10.500     6.250    90.0    02/29/2000
 803200815      803200815   JAVIER CRISTOBAL                     CT           58,500.00  11.500     7.000    90.0    03/09/2000
 803201151      803201151   MARTINEZ JOSE A                      IL          110,000.00  11.125     6.500    59.4    03/09/2000
 803201649      803201649   HAAS FRED V                          OH           52,000.00   8.750     4.375    76.4    03/08/2000
 803202019      803202019   MILLER DONALD                        PA           40,375.00   9.875     6.250    85.0    03/02/2000
 803202035      803202035   RIVERA JUAN                          FL           34,100.00  11.000     5.750    65.5    03/07/2000
 803202431      803202431   MENDEZ ABELARDO                      IL           68,700.00  13.000     8.000    77.6    03/08/2000
 803202472      803202472   THAUSE LIORA                         NY          225,000.00  10.750     5.500    90.0    03/14/2000
 803202787      803202787   CARTER HERMAN N                      VA           35,750.00  12.500     7.000    65.0    03/20/2000
 803203348      803203348   HOLMES PHYLLIS ANN                   VA           46,500.00  12.000     6.500    64.9    03/10/2000
 803203702      803203702   TURNER PIERRE                        FL           57,375.00  13.000     7.500    71.7    03/13/2000
 803204056      803204056   DAVIS GEORGE JR                      NC           91,500.00  15.000     9.500    75.0    03/16/2000
 803204395      803204395   CUMBO BRANT L                        FL           36,524.71  10.500     5.250    85.0    02/29/2000
 803204718      803204718   MACKIN JAMES M                       FL           80,100.00  10.750     6.250    90.0    03/13/2000
 803204783      803204783   LEE THOMAS                           OH          118,929.64  11.875     6.125    85.0    03/06/2000
 803205467      803205467   WALLER EDWARD                        FL           72,250.00  12.250     6.500    85.0    03/03/2000
 803207059      803207059   MORTON JAMES                         MI           30,100.00  12.000     6.500    70.0    03/13/2000
 803207489      803207489   WEST CACELIA                         OH           55,165.00  11.625     6.750    85.0    03/09/2000
 803208016      803208016   HOLDCRAFT ADRIAN L                   IN          112,500.00  10.250     6.000    89.2    03/08/2000
 803208495      803208495   ELLISON LESLIE W                     IN           56,100.00  12.625     6.875    85.0    03/08/2000
 803208800      803208800   HILL LUDELL                          OH           42,250.00  12.250     6.750    65.0    03/20/2000
 803209022      803209022   VOTAW CHAD                           KY           46,750.00  12.250     7.125    85.0    03/08/2000
 803209212      803209212   REESE ROLAND E                       PA          112,200.00  11.250     6.625    85.0    03/10/2000
 803209501      803209501   HEFFNER IRVIN G III                  PA           81,000.00   9.750     5.000    66.3    03/06/2000
 803210103      803210103   FAUST FRED III                       MI          119,000.00  13.625     7.650    85.0    03/21/2000
 803211226      803211226   THIBODEAUX PAUL                      LA           76,800.00  11.000     5.250    80.0    03/09/2000
 803211838      803211838   DITTLINGER BILL D                    IN           72,000.00  10.250     5.500    90.0    03/01/2000
 803212778      803212778   CUNNINGHAM TERRY L                   IN           72,250.00  11.625     6.500    84.7    03/06/2000
 803212935      803212935   SMITH TERRY                          SC           74,800.00  13.000     7.000    80.0    03/09/2000
 803214519      803214519   WEBB LINDA D                         VA           51,594.00  12.000     6.250    85.9    03/14/2000

  Orig            LSAMS         Paid              Hold    Tracking      Program      Rate         Companion
 Account        Accounts     thru Date  30 Day    Code    Identifier      Type       Flag         BD Balance
------------------------------------------------------------------------------------------------------------
 803182732      803182732    03/01/2000    0     65 00 00  9155052         026          A              0.00
 803183771      803183771    03/01/2000    0     00 00 00  SUPER ARM       026          A              0.00
 803183987      803183987    06/01/2000    0     00 00 00  9155052         633          A              0.00
 803184035      803184035    04/01/2000    0     00 00 00  SUPER ARM       026          A              0.00
 803184191      803184191    06/01/2000    0     00 00 00  SUPER ARM       633          A              0.00
 803184449      803184449    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803184548      803184548    03/01/2000    0     00 00 00  9155052         033          A              0.00
 803184712      803184712    04/01/2000    0     00 00 00  SUPER ARM       026          A              0.00
 803185040      803185040    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803186089      803186089    04/01/2000    0     00 00 00  9155052         033          A              0.00
 803186220      803186220    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803186816      803186816    04/01/2000    0     00 00 00  9155052         033          A              0.00
 803186931      803186931    04/01/2000    0     00 00 00  9155052         033          A              0.00
 803187426      803187426    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803187855      803187855    03/01/2000    0     00 00 00  9155052         026          A              0.00
 803188069      803188069    03/01/2000    0     00 00 00  9155052         033          A              0.00
 803188267      803188267    06/01/2000    0     00 00 00  SUPER ARM       633          A              0.00
 803188440      803188440    04/01/2000    0     00 00 00  SUPER ARM       026          A              0.00
 803188549      803188549    03/01/2000    0     00 00 00  SUPER ARM       026          A              0.00
 803188655      803188655    04/01/2000    0     00 00 00  SUPER ARM       033          A              0.00
 803189265      803189265    04/01/2000    0     00 00 00  SUPER ARM       630          A              0.00
 803189299      803189299    03/01/2000    0     00 00 00  9155052         026          A              0.00
 803190040      803190040    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803190495      803190495    04/01/2000    0     00 00 00  SUPER ARM       026          A              0.00
 803190941      803190941    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803191295      803191295    04/01/2000    0     00 00 00  9155052         033          A              0.00
 803191543      803191543    04/01/2000    0     00 00 00  SUPER ARM       026          A              0.00
 803192129      803192129    04/01/2000    0     00 00 00  9155052         033          A              0.00
 803192251      803192251    04/01/2000    0     00 00 00  SUPER ARM       026          A              0.00
 803192301      803192301    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803193010      803193010    04/01/2000    0     00 00 00  9155052         628          A              0.00
 803193770      803193770    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803193937      803193937    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803193986      803193986    04/01/2000    0     00 00 00  9155052         033          A              0.00
 803194158      803194158    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803196757      803196757    04/01/2000    0     00 00 00  SUPER ARM       026          A              0.00
 803196849      803196849    03/01/2000    0     65 00 00  9155052         033          A              0.00
 803196864      803196864    04/01/2000    0     00 00 00  SUPER ARM       026          A              0.00
 803197060      803197060    04/01/2000    0     00 00 00  9155052         033          A              0.00
 803197284      803197284    04/01/2000    0     00 00 00  SUPER ARM       033          A              0.00
 803197862      803197862    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803198035      803198035    05/01/2000    0     00 00 00  9155052         633          A              0.00
 803198357      803198357    04/01/2000    0     00 00 00  SUPER ARM       026          A              0.00
 803198415      803198415    03/01/2000    0     00 00 00  SUPER ARM       033          A              0.00
 803198456      803198456    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803198761      803198761    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803199363      803199363    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803199827      803199827    03/01/2000    0     00 00 00  9155052         026          A              0.00
 803200815      803200815    03/01/2000    0     00 00 00  9155052         026          A              0.00
 803201151      803201151    04/01/2000    0     00 00 00  SUPER ARM       026          A              0.00
 803201649      803201649    04/01/2000    0     00 00 00  SUPER ARM       033          A              0.00
 803202019      803202019    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803202035      803202035    04/01/2000    0     00 00 00  9155052         033          A              0.00
 803202431      803202431    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803202472      803202472    04/01/2000    0     00 00 00  SUPER ARM       026          A              0.00
 803202787      803202787    04/01/2000    0     00 00 00  SUPER ARM       033          A              0.00
 803203348      803203348    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803203702      803203702    04/01/2000    0     00 00 00  SUPER ARM       033          A              0.00
 803204056      803204056    04/01/2000    0     00 00 00  SUPER ARM       026          A              0.00
 803204395      803204395    04/01/2000    0     00 00 00  9155052         033          A              0.00
 803204718      803204718    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803204783      803204783    06/01/2000    0     00 00 00  9155052         622          A              0.00
 803205467      803205467    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803207059      803207059    04/01/2000    0     00 00 00  SUPER ARM       026          A              0.00
 803207489      803207489    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803208016      803208016    04/01/2000    0     00 00 00  9155052         033          A              0.00
 803208495      803208495    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803208800      803208800    04/01/2000    0     00 00 00  SUPER ARM       033          A              0.00
 803209022      803209022    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803209212      803209212    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803209501      803209501    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803210103      803210103    04/01/2000    0     00 00 00  SUPER ARM       026          A              0.00
 803211226      803211226    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803211838      803211838    03/01/2000    0     00 00 00  9155052         026          A              0.00
 803212778      803212778    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803212935      803212935    04/01/2000    0     00 00 00  9155052         026          A              0.00
 803214519      803214519    04/01/2000    0     00 00 00  9155052         026          A              0.00

                                ALLIANCE FUNDING
                        A division of Superior Bank FSB
  Prefunding Support Schedule - Loans Funded and Available for Sale to 2000-1

  Orig            LSAMS                                          Current     Note
 Account        Accounts    Name                    State        Principal   Rate      Margin    LTV      AFCDate
--------------------------------------------------------------------------------------------------------------------
803215110      803215110   HARVEY RICHARD A          CO           98,800.00  12.000     6.750    65.0    03/08/2000
803215219      803215219   SIMS DAVID                MI           82,800.00  11.750     7.025    90.0    03/20/2000
803216217      803216217   WILLIAMS MIRANDA D        AR          112,625.00  11.500     6.625    85.0    03/20/2000
803216316      803216316   MCCAFFERTY JOHN F         WA           99,400.00  12.500     7.750    75.8    03/13/2000
803216480      803216480   DEDEN STEVEN ALLEN        CO          137,900.00   9.750     4.750    70.0    03/16/2000
803216605      803216605   WARE RAY M                MI           93,600.00  10.500     5.750    90.0    03/14/2000
803216704      803216704   LYNCH JOHN M              NJ          128,000.00  12.000     7.300    85.3    03/16/2000
803216795      803216795   CRANE RAYMOND C           PA          230,350.00  10.000     5.250    85.0    02/28/2000
803218700      803218700   BRINKLEY MICHAEL          OH           51,300.00  10.250     5.000    90.0    03/03/2000
803218817      803218817   JESTER PAMELA             WI           76,500.00  11.875     7.150    90.0    03/10/2000
803220201      803220201   LOVE ERIC E               IN           70,125.00  13.250     8.250    75.0    03/20/2000
803220268      803220268   MCGLEW WARREN             MA           66,000.00  12.250     7.000    47.4    03/16/2000
803220664      803220664   WOODS ALEXANDER J         FL           44,800.00  10.375     5.500    80.0    03/15/2000
803220706      803220706   DEMPSEY PATRICIA S        FL           39,865.00  10.750     6.000    85.0    03/13/2000
803221167      803221167   ROSALES ANA               NC           79,543.00  11.875     7.000    85.0    03/06/2000
803223247      803223247   BAEZ ROGELIO              CT          132,000.00  11.125     6.350    89.7    03/13/2000
803223791      803223791   LEONARD VICTORIA          IN           72,250.00  10.875     6.000    82.1    03/17/2000
803225275      803225275   JONES EDDIE M             MI           36,000.00  11.625     6.400    80.0    03/24/2000
803226018      803226018   FARNWORTH MARTIN D        AZ          116,000.00  10.875     6.000    80.0    03/10/2000
803226661      803226661   AOUN HODA HANNA           FL          224,000.00  12.750     8.000    80.0    03/20/2000
803226745      803226745   GROOTHUIS CHERYL          CO           59,000.00   9.375     4.620    43.7    03/15/2000
803227859      803227859   HILLMAN RONALD R          GA          469,800.00  11.625     7.375    90.0    03/15/2000
803228360      803228360   HOLDREN DAVID A           FL           57,800.00  12.625     7.750    85.0    03/10/2000
803228451      803228451   SPENCER EUGENE C SR       MD           80,600.00  12.500     7.000    65.0    03/06/2000
803228501      803228501   NUCICO MIGUEL             AZ           75,200.00  10.500     5.750    80.0    03/09/2000
803228618      803228618   MCCLELAND JAMES F         IN           52,800.00   9.750     4.875    80.0    03/03/2000
803229145      803229145   CHAMBERS MARTHA ROBERSON  NC           65,700.00  11.000     6.250    90.0    03/20/2000
803229343      803229343   ARELLANO MAX E            CO           73,100.00  11.500     6.625    85.0    03/10/2000
803232107      803232107   SIMMONS DEREK             MD           43,120.00  12.625     7.250    80.0    03/08/2000
803232149      803232149   WALKER MIRIAM             FL           39,685.00  12.500     7.500    80.9    03/16/2000
803232438      803232438   THOMAS MICHAEL            FL          132,000.00  10.375     5.250    75.0    03/15/2000
803234178      803234178   MOYER MARLIN L            PA           67,500.00  10.500     6.250    90.0    03/15/2000
803234921      803234921   KHARGIE BEEJAI            CT          288,500.00  12.500     7.250    79.9    03/09/2000
803237668      803237668   HOGAN ANN M               PA           79,000.00  10.500     5.750    87.7    03/17/2000
803238955      803238955   HALL THOMAS M             SC          154,874.87  11.250     6.500    90.0    03/20/2000
803239110      803239110   HINES PATRICIA            FL           52,000.00  12.000     6.500    76.4    03/20/2000
803241645      803241645   SILLIMAN THOMAS A         PA           63,000.00  11.250     6.750    90.0    03/15/2000
803241801      803241801   SUMEY MARGARET            MI           19,500.00  12.250     6.750    65.0    03/14/2000
803241900      803241900   MCMULLEN GBARPUE          MN           55,250.00  11.375     6.500    85.0    03/07/2000
803242783      803242783   POTTS JERRY L JR          FL           98,500.00  10.750     6.000    88.3    03/07/2000
803243849      803243849   SCHULTZ DONALD A          NY          140,100.00  12.250     6.500    85.9    03/22/2000
803244003      803244003   MALOUIN ELIZABETH R       MA          116,100.00  10.875     6.125    90.0    03/14/2000
803244102      803244102   DAVIS EMMA                SC           73,125.00  10.375     5.750    75.0    03/17/2000
803244615      803244615   WILLIAMS KATHERINE        MI           60,000.00   9.875     5.500    75.0    03/24/2000
803245794      803245794   NELSON DAVID L            TN          110,415.00  11.625     6.750    85.0    03/21/2000
803247113      803247113   GINTER KENNETH A          MO          111,900.00   9.500     4.750    79.9    03/10/2000
803247543      803247543   TARRANT PETER             PA           90,000.00  12.750     8.000    71.4    03/21/2000
803247931      803247931   ALLEN WILLIAM A           SC           88,000.00  13.375     8.000    80.0    03/22/2000
803249283      803249283   CHRISTY DENNIS L          PA           69,636.40   9.875     4.875    85.0    03/13/2000
803249846      803249846   TORRES RAMON              IL           75,600.00  12.750     7.000    84.9    03/20/2000
803250133      803250133   DOYLE PATRICK R           CO          235,800.00  10.125     6.125    90.0    03/15/2000
803251990      803251990   RODRIGUEZ JORGE           FL           62,900.00  10.250     5.500    89.9    03/10/2000
803253707      803253707   HALEY ANGELA K            OK           65,500.00  10.750     5.250    74.0    03/20/2000
803256825      803256825   CASAS FERNAN JOSE         AZ           71,250.00  10.875     6.375    75.0    03/15/2000
803257765      803257765   BEAUBIEN MELISSA          MI           80,750.00  12.375     7.500    85.0    03/15/2000
803258664      803258664   MORRIS KIMMALY A          MI           65,600.00  12.875     7.500    80.0    03/14/2000
803260686      803260686   WILKEN CAROL A            OH           40,000.00  10.375     5.000    80.0    03/17/2000
803260942      803260942   HOWE TIMOTHY L            FL           36,720.00  13.875     9.125    80.0    03/20/2000
803263490      803263490   VENZOR HAYDEE             AZ           95,250.00  11.875     6.375    75.0    03/16/2000
803264639      803264639   GETZ KENNETH H            NY           49,950.00   9.875     5.250    75.6    03/22/2000
803265206      803265206   BAUGHMAN MICHAEL G        NY           53,242.00  13.500     8.750    70.9    03/24/2000
803265420      803265420   YOUNG CORNELIA            OH           43,550.00  12.250     6.750    65.0    03/13/2000
803269281      803269281   BARRIENTOS HECTOR A       CO          102,000.00  10.875     6.500    85.0    03/10/2000
803269729      803269729   LAURITA MICHAEL A         MI           44,850.00  12.250     6.750    65.0    03/24/2000
803270115      803270115   ROSS BONNIE E             NM          156,000.00  13.000     8.000    80.0    03/14/2000
803271956      803271956   IOSBAKER GARY D           FL          103,920.00  12.625     7.875    80.0    03/17/2000
803274042      803274042   YOW JERRY W               FL           68,400.00  11.500     6.750    90.0    03/17/2000
803274729      803274729   MOORE CURTIS O            VA           85,000.00  11.750     6.500    85.0    03/11/2000
803274851      803274851   EDMONDS WILLIAM LEE JR    VA           68,800.00  12.750     7.000    80.0    03/20/2000
803275668      803275668   LAKEY BARBARA             MO           59,400.00  12.625     7.250    80.0    03/21/2000
803276070      803276070   STEPHENS ILLANA           MO           75,100.00  10.500     5.750    89.9    03/17/2000
803282961      803282961   WARGA ROBERT W            CT          106,250.00  12.625     7.400    85.0    03/23/2000
803285758      803285758   WILEY ROY                 FL           24,937.10  12.250     7.000    85.9    03/15/2000
803286079      803286079   ROUNGRONG PORNTHIP        TX           48,365.00  10.375     4.750    85.0    03/16/2000
803287630      803287630   PALMER WILLIAM J          IN           42,925.00  12.625     6.875    85.0    03/21/2000
803292762      803292762   STOOKS WILLIAM G          FL           87,000.00  14.500     9.750    75.0    03/22/2000
803301514      803301514   DOYLE JOSEPH III          PA           65,700.00  10.625     6.700    90.0    03/22/2000

  Orig            LSAMS         Paid              Hold    Tracking      Program      Rate         Companion
 Account        Accounts     thru Date  30 Day    Code    Identifier      Type       Flag         BD Balance
------------------------------------------------------------------------------------------------------------
 803215110      803215110    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803215219      803215219    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803216217      803216217    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803216316      803216316    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803216480      803216480    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803216605      803216605    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803216704      803216704    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803216795      803216795    03/01/2000    0     00 00 00  9155052         026        A              0.00
 803218700      803218700    04/01/2000    0     00 00 00  9155052         033        A              0.00
 803218817      803218817    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803220201      803220201    04/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 803220268      803220268    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803220664      803220664    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803220706      803220706    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803221167      803221167    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803223247      803223247    04/01/2000    0     00 00 00  9155052         033        A              0.00
 803223791      803223791    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803225275      803225275    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803226018      803226018    03/01/2000    0     00 00 00  9155052         026        A              0.00
 803226661      803226661    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803226745      803226745    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803227859      803227859    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803228360      803228360    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803228451      803228451    04/01/2000    0     00 00 00  9155052         033        A              0.00
 803228501      803228501    03/01/2000    0     00 00 00  9155052         026        A              0.00
 803228618      803228618    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803229145      803229145    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803229343      803229343    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803232107      803232107    04/01/2000    0     00 00 00  9155052         033        A              0.00
 803232149      803232149    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803232438      803232438    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803234178      803234178    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803234921      803234921    03/01/2000    0     00 00 00  9155052         026        A              0.00
 803237668      803237668    04/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 803238955      803238955    06/01/2000    0     00 00 00  SUPER ARM       622        A              0.00
 803239110      803239110    04/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 803241645      803241645    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803241801      803241801    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803241900      803241900    04/01/2000    0     00 00 00  9155052         033        A              0.00
 803242783      803242783    04/01/2000    0     00 00 00  9155052         033        A              0.00
 803243849      803243849    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803244003      803244003    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803244102      803244102    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803244615      803244615    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803245794      803245794    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803247113      803247113    04/01/2000    0     00 00 00  9155052         033        A              0.00
 803247543      803247543    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803247931      803247931    04/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 803249283      803249283    06/01/2000    0     00 00 00  9155052         622        A              0.00
 803249846      803249846    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803250133      803250133    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803251990      803251990    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803253707      803253707    04/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 803256825      803256825    04/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 803257765      803257765    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803258664      803258664    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803260686      803260686    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803260942      803260942    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803263490      803263490    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803264639      803264639    04/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 803265206      803265206    04/01/2000    0     00 00 00  SUPER ARM       633        A              0.00
 803265420      803265420    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803269281      803269281    04/01/2000    0     00 00 00  9155052         033        A              0.00
 803269729      803269729    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803270115      803270115    04/01/2000    0     00 00 00  9155052         026        A              0.00
 803271956      803271956    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803274042      803274042    04/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 803274729      803274729    04/01/2000    0     00 00 00  9155052         033        A              0.00
 803274851      803274851    04/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 803275668      803275668    04/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 803276070      803276070    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803282961      803282961    04/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
 803285758      803285758    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803286079      803286079    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803287630      803287630    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803292762      803292762    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803301514      803301514    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00

                                ALLIANCE FUNDING
                        A division of Superior Bank FSB
  Prefunding Support Schedule - Loans Funded and Available for Sale to 2000-1

  Orig            LSAMS                                                      Current     Note
 Account        Accounts    Name                                State        Principal   Rate      Margin    LTV      AFCDate
--------------------------------------------------------------------------------------------------------------------------------
 803302017      803302017   BOOKER GARLAND R                     VA           70,000.00  11.875     6.800    85.3    03/22/2000
 803306240      803306240   REDDISH STEVE                        GA           69,000.00  13.500     8.500    75.0    03/15/2000
 803313295      803313295   ESPOSITO JANET ANN                   NJ           63,750.00  10.750     5.750    85.0    03/22/2000
 803319748      803319748   WARD JOHN F                          IN           61,200.00  11.000     6.250    90.0    03/16/2000
8000385297     8000385297   WILSON CHRISTINE                     IL           27,493.53  12.875     7.250    20.3    01/07/2000
8000522188     8000522188   ELDER ALICE C                        GA           54,161.17  11.000     8.500    80.8    03/17/2000
8000608722     8000608722   ORLOVE SEYMOUR B                     IL           53,200.00  11.375     6.750    70.0    03/02/2000
---------------------------------------------------------------------------------------
Loans in Servicing not yet tagged for sale                       697      59,919,475.11

Total in Servicing tagged and not yet tagged for sale                     59,919,475.11
Needed/(Excess)                                                           (4,441,652.93) Excess

                                                                          (4,441,652.93) Excess

  Orig            LSAMS         Paid              Hold    Tracking      Program      Rate         Companion
 Account        Accounts     thru Date  30 Day    Code    Identifier      Type       Flag         BD Balance
------------------------------------------------------------------------------------------------------------
 803302017      803302017    03/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803306240      803306240    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803313295      803313295    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
 803319748      803319748    04/01/2000    0     00 00 00  SUPER ARM       026        A              0.00
8000385297     8000385297    03/01/2000    0     00 00 00  SUPER ARM       033        A              0.00
8000522188     8000522188    06/01/2000    0     00 00 00  SUPRARMRTL      622        A              0.00
8000608722     8000608722    04/01/2000    0     65 00 00  9175004         026        A              0.00
----------------------------                                                              ---------------
Loans in Servicing not yet tagged for sale                                                           0.00

Total in Servicing tagged and not yet tagged for sale
Needed/(Excess)


                                    EXHIBIT S

                    MORTGAGE LOANS 30 OR MORE DAYS DELINQUENT

                                      None

                                    EXHIBIT T

                         SUBSEQUENT TRANSFER INSTRUMENT

            Pursuant to this Subsequent Transfer Instrument (the "Instrument"), dated ___________, 200__, among Superior Bank FSB, as seller (the "Seller"), LaSalle Bank National Association, as indenture trustee (the "Indenture Trustee") and AFC Trust Series 2000-1, as issuer of the AFC Mortgage Loan Asset Backed Notes, Series 2000-1, as purchaser (the "Issuer"), and pursuant to the Sale and Servicing Agreement, dated as of March 1, 2000, by and among Superior Bank FSB, as Seller and Servicer, the Issuer and the Indenture Trustee (the "Sale and Servicing Agreement"), the Seller and the Issuer agree to the sale by the Seller and the purchase by the Issuer, and pledge by the Issuer to the Indenture Trustee, of the Mortgage Loans listed on the attached Schedule of Mortgage Loans (the "Subsequent Mortgage Loans").

            Capitalized terms used and not defined herein have their respective meanings as set forth in the Sale and Servicing Agreement.

            Section 1. Conveyance of Subsequent Mortgage Loans.

            (a) The Seller, upon receipt of the purchase price therefor, does hereby sell, transfer, assign, set over and convey to the Issuer, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, excepting the Depositor's Yield, and including all amounts due on the Subsequent Mortgage Loans after the related Subsequent Cut-Off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to
Section 2.04 of the Sale and Servicing Agreement; provided, however that the Seller reserves and retains all right, title and interest in and to amounts (including Prepayments, Curtailments and Excess Payments) due on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The Seller, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Indenture Trustee or, if a Custodian has been appointed pursuant to Section 6.12 of the Indenture to the Custodian each item set forth in Section 2.04 of the Sale and Servicing Agreement. The transfer to the Issuer by the Seller of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Seller, the Servicer, the Issuer, the Indenture Trustee, the Noteholders and the Certificateholders to constitute and to be treated as a sale by the Seller to the Issuer.

            (b) The Issuer hereby grants to the Indenture Trustee, as trustee for the benefit of the Noteholders and the Note Insurer, all of the Issuer's right, title and interest in and to the Subsequent Mortgage Loans and the proceeds thereof under the Related Documents, excepting the Depositor's Yield and all amounts due or accrued on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date.

            (c) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Instrument and the Sale and Servicing Agreement shall be borne by the Seller.

            (d) Additional terms of the sale are set forth on Attachment A hereto.

            Section 2. Representations and Warranties; Conditions Precedent.

            (a) The Seller, contemporaneously with the delivery of this Agreement, hereby affirms the representations and warranties set forth in
Section 3.02 of the Sale and Servicing Agreement that relate to the Subsequent Mortgage Loans as of the date hereof. The Seller hereby confirms that each of the conditions set forth in Section 2.10(b), and as applicable, Section 2.10(c) or Section 2.10(d), of the Sale and Servicing Agreement are satisfied as of the date hereof.

            (b) All terms and conditions of the Sale and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Instrument shall control over the conflicting provisions of the Sale and Servicing Agreement.

            Section 3. Recordation of Instrument.

            To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Noteholders' expense on direction of the Note Insurer or the related Majority Noteholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or is necessary for the administration or servicing of the Mortgage Loans.

            Section 4. Governing Law.

            This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

            Section 5. Counterparts.

            This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

            Section 6. Successors and Assigns.

            This Instrument shall inure to the benefit of and be binding upon the Seller, the Issuer and the Indenture Trustee and their respective successors and assigns.

            Section 7. Limitation of Liability.

            It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee (in such capacity, the "Owner Trustee") under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Trustee is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Owner Trustee and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Owner Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Trustee under this Agreement or the other related documents.


                                        SUPERIOR BANK FSB

                                        By: _______________________________
                                        Name:
                                        Title:


                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as Indenture Trustee

                                        By: _______________________________
                                        Name:
                                        Title:


                                        AFC TRUST SERIES 2000-1

                                        By: Wilmington Trust Company, not in its
                                        individual capacity but solely as Owner
                                        Trustee

                                        By: _______________________________
                                        Name:
                                        Title:

                                        Attachments

      A.    Additional terms of the sale.
      B.    Schedule of Subsequent Mortgage Loans.

                   AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES 2000-1
                       ATTACHMENT A TO SUBSEQUENT TRANSFER
                                  INSTRUMENT FOR GROUP 1
                                  Series 2000-1
                                 ________, 2000

A.
   1.     Subsequent Cut-off Date:

   2.     Pricing Date:                                          ______

   3.     Subsequent Transfer Date:                              ______

   4.     Aggregate Principal Balance of the Group 1             ______
          Subsequent Mortgage Loans as of the Subsequent
          Cut-off Date:                                          $_____

   5.     Purchase Price for Group 1 Subsequent Mortgage Loans   $_____

   6.     Amount for deposit into the Group 1 Interest
          Coverage Account in respect of Subsequent Mortgage
          Loans that are Deferred Payment Loans                  $_____

   7.     Aggregate Principal Balance of Group 1 Subsequent
          Mortgage Loans that are Permanent Buydown Companion
          Loans                                                  $_____

          As to the Group 1 Subsequent Mortgage Loans the
          subject of this Instrument (excluding any Permanent
B. I.     Buydown Companion Loans)

   1.     Longest original term to maturity:                     ______months

   2.     Shortest original term to maturity:                    ______months

   3.     Lowest Mortgage Rate:                                  ______%

   4.     Greatest Combined Loan-to-Value Ratio:                 ______%

   II.    As to all Group 1 Mortgage Loans (other than any
          Permanent Buydown Companion Loans), upon final transfer of all Group 1 Subsequent Mortgage Loans:

   1.     Percentage with a first payment date no later than
          _____________                                          ______%

   2.     WAC                                                    ______%

   3.     WAM (remaining)                                        ______months

   4.     CLTV                                                   ______%

   5.     Balloon Loans                                          ______%

   6.     Non-owner occupied Mortgaged Properties                ______%

   7.     Single Zip Code Concentration                          ______%

   8.     Condominiums                                           ______%

   9.     Single Family Properties                               ______%

   10.    Multifamily and Mixed Use Properties                   ______%

   11.    Manufactured Homes                                     ______%

   12.    Commercial Properties                                  ______%

               AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES 2000-1
                       ATTACHMENT A TO SUBSEQUENT TRANSFER
                             INSTRUMENT FOR GROUP 2
                                  Series 2000-1
                                 ________, 2000

A.

   1.     Subsequent Cut-off Date:

   2.     Pricing Date:

   3.     Subsequent Transfer Date:

   4.     Aggregate Principal Balance of the Group 2
          Subsequent Mortgage Loans as of the Subsequent
          Cut-off Date:                                          $_____
   5.     Purchase Price for Group 2 Subsequent Mortgage
          Loans:                                                 $_____

   6.     Amount for deposit into the Group 2 Interest
          Coverage Account in respect of Subsequent Mortgage
          Loans that are Deferred Payment Loans                  $_____

B. I. As to the Group 2 Subsequent Mortgage Loans the subject of this Instrument:

   1.     Longest original term to maturity:                      _____months

   2.     Shortest original term to maturity:                     _____months

   3.     Lowest Gross Margin:                                    _____%

   4.     Lowest Minimum Mortgage Rate:                           _____%

   5.     Greatest Maximum Mortgage Rate:                         _____%

   6.     Greatest LTV.:                                          _____%

   7.     Greatest Principal Balance:                            $_____

   II. As to all Group 2 Mortgage Loans, upon final transfer of all Group 2 Subsequent Mortgage Loans:

   1.     Weighted Average Gross Margin                           _____%

   2.     WAM (remaining)                                         _____months

   3.     Weighted Average LTV.                                   _____%

   4.     Non-owner occupied Mortgaged Properties                 _____%

   5.     Single Zip Code Concentration                           _____%

   6.     Condominiums and PUDS                                   _____%

   7.     Single Family                                           _____%

   8.     Multifamily, Mixed Use, Commercial                      _____%

   9.     Manufactured Homes                                      _____%

   10.    First Lien                                              _____%

                                    EXHIBIT U

                             FORM OF ADDITION NOTICE

                                     [Date]

[Indenture Trustee]
[Note Insurer]

---------------------

---------------------

      Re: Sale and Servicing Agreement, dated as of March 1, 2000 (the "Sale and Servicing Agreement"), between AFC Trust Series 2000-1, as issuer, Superior Bank FSB, as seller ("Seller") and Servicer, and LaSalle Bank National Association, as indenture trustee (the "Indenture Trustee") relating to AFC Mortgage Loan Asset Backed Notes, Series 2000-1

Ladies and Gentlemen:

      Pursuant to Section 2.10 of the Sale and Servicing Agreement, Seller has designated Subsequent Mortgage Loans to be sold to the Issuer on _____, 200__, with an aggregate principal balance of $________. In connection therewith an amount equal to $______ (subject to adjustment by the Note Insurer as provided in Section 2.10(a)) will be remitted to you, as trustee, on the Subsequent Transfer Date for deposit into the [Group 1] [Group 2] Interest Coverage Account in respect of interest on Deferred Payment Loans] Capitalized terms not otherwise defined herein have the meaning set forth in the Sale and Servicing Agreement.

      Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.

                                          Very truly yours,

                                          [SELLER]

                                          By:     _________________________
                                          Name:   ________________________
                                          Title:  _________________________

                                    EXHIBIT V

              SCHEDULE OF MORTGAGE LOANS WITH LOST NOTE AFFIDAVITS

                                   EXHIBIT V
             SCHEDULE OF MORTGAGE LOANS WITH LOST NOTE AFFIDAVITS

                        800837171   JESSIE PRESTON
                        801182551   HUNTER ALICIA S
                        801197344   STADTMULLER GYULA
                        801552597   WILLIAMS JOSEPH R
                        801653833   BOYD BETTY J
                        801956269   YOUNTS MARTIN K
                        801993254   LESLIE EDWARD H
                        802129601   CALHOUN JOHN T
                        802153866   KIMMEL BETH A
                        802266403   FOX JERRY LEON II
                        802282392   ADAMS ELVIS
                        802311084   RIFFE MARCIA
                        802367904   DANIELS CHERYL A
                        802376574   JOHNSON MARK
                        802389544   MACIAS AUSNCIO
                        802432500   DORANCY JEANNE B
                        802435958   FAIRCHILD CHRISTOPHE J
                        802446021   TURNER CARNELIUS G
                        802450866   SANDERS RACHEL
                        802470963   MIKULECKY SARAH A
                        802472233   SMITH PRUITT
                        802481168   TOBIN MICHELLE
                        802484469   GONZALEZ JUAN
                        802485672   WILLIAMS MICHAEL A
                        802520338   YOUNG KENNETH
                        802548032   PATTERSON GLENDA
                        802563445   BARNES RANDY
                        802573931   TYSON CAROL A
                        802599811   DILLON GERALD
                        802605584   HEATHCOTE CAROL A
                        802620393   MARCUS GREG B
                        802647578   BECKER WALTER J
                        802707737   SANCHEZ LAWRENCE J
                        802743203   ENGEL MARTHA
                        802758300   BASKIN WILLIAM J
                        802781690   DUNN KEVIN
                        802794529   ZUMBADO ERNESTO
                        802916775   FOUTZ DARRYL H
                        802925685   MUNCY TANYA R
                        802946525   CARLL IRWIN
                        803010347   LAWRENCE DWAIN
                        8000323876  SMITH MICHAEL D
                        8000402688  CHANEY CHARLES C

                                    EXHIBIT W

                   SCHEDULE OF SUBJECT MANUFACTURED HOME LOANS

                                    EXHIBIT W
                    MANUFACTURED HOMES IN 2000-1 INITIAL POOL

                                                 Current    Note      Date     Status            Property      Type
 Account    Name                State     Zip   Principal   Rate     Funded     Lien      LTV      Value     Property     Next Due
----------------------------------------------------------------------------------------------------------------------------------
802768754   ROBINSON GARY LEE     NC    28761   67,942.72  10.250   12/29/1999    1       85.0    80,000.00    7        04/01/2000
801195017   HARDING DENNIS L      NC    28504   55,733.42  11.125   12/04/1998    1       80.0    70,000.00    7        04/01/2000
802293548   MITCHELL RICKY E.     NC    27534   97,200.00  10.750   01/14/2000    1       90.0   108,000.00    7        04/01/2000
802713354   TUTOR RICHARD         NC    28365   88,200.00  10.750   01/11/2000    1       90.0    98,000.00    7        04/01/2000
802999128   MERRITT DAWN D        NC    27530   80,750.00  11.375   01/19/2000    1       85.0    95,000.00    7        04/01/2000
--------------------------------------------------------
    5                                          389,826.14

802472233   SMITH PRUITT          SC    29654   31,042.45  11.550   09/28/1999    1       65.0    48,000.00     6       03/28/2000
802759217   COLE TERRIANCE        SC    29044   76,800.00  12.250   01/06/2000    1       80.0    96,000.00     7       04/01/2000
--------------------------------------------------------
   2                                           107,842.45

   7                                          497,668.59
